Exhibit 10.10

Execution Copy

Note: Certain material has been omitted from this Second Amended and Restated Credit Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. [*****] indicates omitted material. The omitted material has been filed separately with the Securities and Exchange Commission.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

by and among

OXFORD INDUSTRIES, INC. and
TOMMY BAHAMA GROUP, INC.,
as the Borrowers,

The Persons party hereto as the Guarantors,

The financial institutions party hereto as the Lenders,

The financial institutions party hereto as the Issuing Ba nks,

SUNTRUST BANK,
as the Administrative Agent,

BANK OF AMERICA, N.A.,
as Syndication Agent,

and

SUNTRUST ROBINSON HUMPHREY, INC.,
as Lead Arranger and Bookrunner

August 15, 2008

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3

4

EXHIBITS

Exhibit A	-	Form of Administrative Questionnaire
Exhibit B	-	Form of Assignment and Acceptance
Exhibit C	-	Form of Borrowing Base Certificate
Exhibit D-1	-	Form of Collateral Access Agreement — Landlord
Exhibit D-2	-	Form of Collateral Access Agreement - Bailee
Exhibit E	-	Form of Compliance Certificate
Exhibit F	-	Form of Notice of Conversion/Continuation
Exhibit G	-	Form of Request for Advance
Exhibit H	-	Form of Request for Issuance of Letter of Credit
Exhibit I	-	Form of Revolving Loan Note
Exhibit J	-	Form of Guaranty Supplement
Exhibit K	-	Form of Notice of Requested Commitment Increase
Exhibit L	-	Form of Daily Letter of Credit Report
Exhibit M	-	Form of Issuing Bank Joinder Agreement

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INDEX

Page
SCHEDULES

Schedule 1(a)	-	Commitment Ratios
Schedule 1(b)	-	Liens
Schedule 1(c)	-	Excluded Subsidiaries
Schedule L-1	-	Existing Letters of Credit
Schedule P-1	-	HSBC Letters of Credit
Schedule 5.1(c)-1	-	Subsidiaries
Schedule 5.1(c)-2	-	Partnerships/Joint Ventures
Schedule 5.1(d)	-	Outstanding Capital Stock Ownership
Schedule 5.1(h)	-	Material Contracts
Schedule 5.1(i)	-	Labor Matters
Schedule 5.1(j)	-	Taxes

Schedule 5.1(n)	-	Litigation
Schedule 5.1(p)	-	Intellectual Property; Licenses and Certifications
Schedule 5.1(v)	-	Insurance
Schedule 5.1(x)-1	-	Leased Real Property
Schedule 5.1(x)-2	-	Owned Real Property
Schedule 5.1(y)	-	Environmental Matters
Schedule 5.1(aa)	-	Change of Name
Schedule 5.1(gg)	-	License Agreements
Schedule 6.11	-	Location of Collateral
Schedule 6.15	-	Bank and Investment Accounts
Schedule 8.1	-	Funded Debt as of the Agreement Date
Schedule 8.5	-	Investments/Guaranties as of the Agreement Date
Schedule 8.6	-	Affiliate Transactions
Schedule 8.7	-	Scheduled Assets

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SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 15, 2008, is made by and among OXFORD INDUSTRIES, INC., a Georgia corporation (“Parent”), TOMMY BAHAMA GROUP, INC., a Delaware corporation (“TBG”; together with Parent, each referred to herein individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party hereto from time to time as Guarantors, the financial institutions party hereto from time to time as Lenders, the financial institutions party hereto from time to time as the Issuing Banks, and SUNTRUST BANK, as the Administrative Agent.

W I T N E S S E T H:

WHEREAS, a credit facility was extended to Parent and certain of its Subsidiaries, as borrowers (the “2003 Borrowers”), pursuant to the terms and conditions of that certain Credit Agreement dated as of June 13, 2003 (as amended, restated, supplemented or otherwise modified from time to time prior to July 28, 2004, the “2003 Credit Agreement”), by and among the 2003 Borrowers, certain subsidiaries of the 2003 Borrowers party thereto as Guarantors (as defined in the 2003 Credit Agreement), certain financial institutions party thereto as Lenders (as defined in the 2003 Credit Agreement), the financial institutions party thereto as Issuing Banks (as defined in the 2003 Credit Agreement), Merrill Lynch Capital (a division of Merrill Lynch Business Financial Services Inc.), as Syndication Agent (as defined in the 2003 Credit Agreement), and SunTrust Bank, as Administrative Agent;

WHEREAS, the 2003 Credit Agreement was amended and restated on July 28, 2004 by that certain Amended and Restated Credit Agreement dated as of July 28, 2004 (as amended, restated, supplemented or otherwise modified from time to time prior to date hereof, the “Existing Credit Agreement”) by and among Parent, certain Subsidiaries of Parent as borrowers or guarantors, certain financial institutions parties thereto as Lenders, the Issuing Banks party thereto and the Administrative Agent;

WHEREAS, in connection with the Existing Credit Agreement, Borrowers and certain of their subsidiaries executed and delivered the Security Documents (as defined in the Existing Credit Agreement) in favor of the Administrative Agent to secure the payment and performance of the Obligations (as defined under the Existing Credit Agreement);

WHEREAS, certain Lenders (as defined in the Existing Credit Agreement) do not desire to be a party to this Agreement and therefore such Lenders, as assignors, and SunTrust Bank, as assignee, have entered into an Assignment and Acceptance of even date herewith, pursuant to which such Lenders have assigned all of their respective Revolving Loan Commitments (as defined in the Existing Credit Agreement) held by them under the Existing Credit Agreement to SunTrust Bank, and SunTrust Bank has assumed each of such Lenders’ Revolving Loan Commitments (as defined in the Existing Credit Agreement) thereunder;

WHEREAS, upon the execution and delivery of this Agreement, pursuant to Section 11.20 of this Agreement, to the extent necessary to achieve the allocation of the Revolving Loan Commitments, SunTrust Bank has assigned a portion of its Revolving Loan Commitment to the other Lenders party hereto;

WHEREAS, each Borrower Party (as defined herein) acknowledges and agrees that the security interests and Liens (as defined in the Existing Credit Agreement) granted to the Administrative Agent pursuant to the Existing Credit Agreement and the other Security Documents (as defined in the Existing Credit Agreement), shall remain outstanding and in full force and effect, without interruption or impairment of any kind, in accordance with the Existing Credit Agreement except to the extent such Security Documents are amended, restated, supplemented, terminated, released, satisfied or otherwise modified in connection with this Agreement, and shall continue to secure the Obligations (as defined herein);

WHEREAS, each Borrower Party acknowledges and agrees that (a) the Obligations (as defined herein) represent, among other things, the amendment, restatement, renewal, extension, consolidation and modification of the Obligations (as defined in the Existing Credit Agreement) arising in connection with the Existing Credit Agreement and other Loan Documents (as defined in the Existing Credit Agreement) executed in connection therewith; (b) the Borrower Parties intend that the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) executed in connection therewith and the collateral pledged thereunder shall secure, without interruption or impairment of any kind except to the extent the Security Documents (as defined in the Existing Credit Agreement) are amended, restated, supplemented, terminated, released, satisfied or otherwise modified in connection with this Agreement, all existing Obligations (as defined in the Existing Credit Agreement) under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) executed in connection therewith, as they may be amended, restated, renewed, extended, consolidated and modified hereunder, together with all other obligations hereunder; (c) all Liens (as defined in the Existing Credit Agreement) evidenced by the Loan Documents (as defined in the Existing Credit Agreement) executed in connection therewith are hereby ratified, confirmed and continued except to the extent such Loan Documents are amended, restated, supplemented, terminated, released, satisfied or otherwise modified in connection with this Agreement; and (d) the Loan Documents (as defined herein) are intended to restate, renew, extend, consolidate, amend and modify the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) executed in connection therewith;

WHEREAS, each party hereto intends that (a) the provisions of the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) executed in connection therewith, to the extent restated, renewed, extended, consolidated, amended and modified hereby and by the other Loan Documents (as defined herein), are hereby superseded and replaced by the provisions hereof and of the other Loan Documents (as defined herein); (b) the Revolving Loan Notes (as defined herein) restate, renew, extend, consolidate, amend, modify, replace, are substituted for and supersede in their entirety, but do not extinguish, the Obligations (as defined in the Existing Credit Agreement) arising under the Revolving Loan Notes (as defined in the Existing Credit Agreement) issued pursuant to the Existing Credit Agreement; and (c) by entering into and performing their respective obligations hereunder, this transaction shall not constitute a novation or an accord and satisfaction;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Credit Agreement is hereby amended and restated as follows:

ARTICLE 1.

DEFINITIONS, ACCOUNTING PRINCIPLES AND
OTHER INTERPRETIVE MATTERS

Section 1.1             Definitions. For the purposes of this Agreement:

“Account Debtor” shall mean any Person who is obligated to make payments in respect of an Account.

“Accounts” shall mean all “accounts,” as such term is defined in the UCC, of each Borrower Party whether now existing or hereafter created or arising, including, without limitation, (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by chattel paper (as defined in the UCC) or instruments (as defined in the UCC)) (including any such obligations that may be characterized as an account or contract right under the UCC), (b) all of each Borrower Party’s rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Borrower Party’s rights to any goods represented by any of the foregoing (including unpaid sellers’ rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to a Borrower Party for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Borrower Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Borrower Party), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

“ACH Transactions” shall mean any cash management or related services including the automated clearinghouse transfer of funds by any Lender (or any Affiliate of any Lender) for the account of the Borrower Parties pursuant to agreement or overdrafts.

“Activation Event” shall have the meaning specified in Section 6.15(a).

“Activation Notice” shall have the meaning specified in Section 6.15(a).

“additional amounts” shall have the meaning specified in Section 2.8(b)(i).

“Administrative Agent” shall mean SunTrust Bank, acting as administrative agent for the Lender Group, and any successor Administrative Agent appointed pursuant to Section 10.12.

“Administrative Agent Indemnified Person” shall have the meaning specified in Section 10.10.

“Administrative Agent’s Office” shall mean the office of the Administrative Agent located at 303 Peachtree Street, Twenty-Third Floor, Atlanta, Georgia 30308, Attention: Kevin Harrison, or such other office as may be designated by the Administrative Agent pursuant to the provisions of Section 11.1.

“Administrative Borrower” shall have the meaning specified in Section 13.4.

“Administrative Questionnaire” shall mean a questionnaire substantially in the form of Exhibit A.

“Advance” or “Advances” shall mean amounts of the Loans advanced by the Lenders to, or on behalf of, the Borrowers pursuant to Section 2.2 on the occasion of any borrowing and shall include, without limitation, all Agent Advances and Swing Loans.

“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or that is a director, officer, manager or partner of such Person.  For purposes of this definition, “control”, when used with respect to any Person, shall mean the direct or indirect beneficial ownership of twenty percent (20%) or more of the outstanding Equity Interests of such Person.  For purposes of this definition, “officer,” when used with respect to any Person, shall mean its president, any vice president of such Person in charge of a principal business unit, division or function (such as sales, administration or finance) and any other Person who performs policy making functions for such Person.

“Agent Advances” shall have the meaning specified in Section 2.1(f).

“Aggregate Commitment Ratio” shall mean, with respect to any Lender, the ratio, expressed as a percentage, of (a) the unutilized Revolving Loan Commitment plus Loans (other than Swing Loans and Agent Advances) outstanding plus participation interests in Letter of Credit Obligations, Swing Loans and Agent Advances outstanding of such Lender, divided by (b) the sum of the aggregate unutilized Revolving Loan Commitment plus Loans (other than Swing Loans and Agent Advances) outstanding plus participation interests in Letter of Credit Obligations, Swing Loans and Agent Advances of all Lenders, which, as of the Agreement Date, are set forth (together with Dollar amounts of the Revolving Loan Commitments) on Schedule 1(a).

“Aggregate Letter of Credit Commitment” shall mean the several obligations of the Issuing Banks to issue (or arrange with a Foreign Issuer for the issuance of) Letters of Credit for the account of any Borrower Party from time to time in an aggregate face amount not to exceed $175,000,000 pursuant to the terms of this Agreement; provided, however, the aggregate face amount of all outstanding Standby Letters of Credit shall not at any time exceed $20,000,000.

“Aggregate Revolving Credit Obligations” shall mean, as of any particular time, the sum of (a) the aggregate principal amount of all Revolving Loans then outstanding, plus (b) the aggregate principal amount of all Swing Loans then outstanding, plus (c) the aggregate principal amount of all Agent Advances then outstanding, plus (d) the aggregate principal amount of all Letter of Credit Obligations then outstanding.

“Agreement” shall mean this Second Amended and Restated Credit Agreement, together with all Exhibits and Schedules hereto.

“Agreement Date” shall mean the date as of which this Agreement is dated.

“Anti-Terrorism Laws” shall mean any Applicable Laws relating to terrorism or money laundering, including Executive Order No. 13224 and the USA Patriot Act.

“Applicable Law” shall mean, in respect of any Person, all provisions of constitutions, statutes, rules, regulations, and orders of governmental bodies or regulatory agencies applicable, whether by law or by virtue of contract, to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

“Applicable Margin” shall mean that per annum rate of interest determined as follows:  with respect to each Advance and issuance of Letters of Credit, the applicable margin shall be (a) from the Agreement Date through (and including) the date two (2) Business Days after the delivery of the Borrowing Base Certificate required pursuant to Section 7.5(a) for the period ended August 2, 2008, (i) 2.00% for Eurodollar Advances, (ii) 0.00% for Base Rate Advances, (iii) 2.00% for Standby Letters of Credit and (iv)

1.25% for Documentary Letters of Credit and (b) thereafter, the applicable margin determined by the Administrative Agent based upon the Average Availability for the fiscal quarter most recently ended (with respect to which the Borrowing Base Certificate referred to below is delivered), effective as of the third Business Day after the Borrowing Base Certificate referred to in Section 7.5(a) is delivered by Parent to the Administrative Agent for such fiscal quarter most recently ended, expressed as a per annum rate of interest as follows:

		Applicable Margin		Letter of Credit Fee
Level	Average Availability	LIBOR Loans	Base Rate Loans	Standby Letters of Credit	Documentary Letters of Credit
I	Greater than $112,500,000	1.75%	0.00%	1.75%	1.00%
II	Greater than $35,000,000 but less than or equal to $112,500,000	2.00%	0.00%	2.00%	1.25%
III	Less than or equal to $35,000,000	2.25%	0.00%	2.25%	1.50%

In the event that Parent fails to timely provide the Borrowing Base Certificate referred to above in accordance with the terms of Section 7.5(a), and without prejudice to any additional rights under Section 9.2, as of the second Business Day after delivery of such Borrowing Base Certificate was due until the date two (2) Business Days following the date such Borrowing Base Certificate was delivered, the applicable margin shall be the highest pricing level (i.e. Level III).  In the event that the information contained in any Borrowing Base Certificate referred to above is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher interest rate for any period (an “Applicable Period”) than the applicable margin actually applied for such Applicable Period, then (i) Borrowers shall immediately deliver to the Administrative Agent a correct Borrowing Base Certificate for such Applicable Period, (ii) such higher applicable margin shall be deemed to have been in effect for such Applicable Period, and (iii) the Borrowers shall immediately deliver to the Administrative Agent full payment in respect of the accrued additional interest on the Loans and Letters of Credit as a result of such increased applicable margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 2.11 (it being understood that nothing contained in this paragraph shall limit the rights of the Administrative Agent and the other Lenders to exercise their rights under Section 2.3(b) or Section 9.2).

“Approved Freight Handler” shall mean any Freight Handler that has delivered a Lien Acknowledgement Agreement in favor of the Administrative Agent (including, without limitation, any Freight Handler that has delivered a Lien Acknowledgement Agreement in connection with the Existing Credit Agreement), so long as such Lien

Acknowledgement remains in full force and effect and the Administrative Agent has not received any notice of termination with respect thereto.

“Approved Fund” shall mean any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity that administers or manages a Lender.

“Assignment and Acceptance” shall mean that certain form of Assignment and Acceptance attached hereto as Exhibit B, pursuant to which each Lender may, as further provided in Section 11.5, sell a portion of its Loans or Revolving Loan Commitment.

“Authorized Signatory” shall mean, with respect to any Borrower Party, such senior personnel of such Borrower Party as may be duly authorized and designated in writing to the Administrative Agent by such Borrower Party to execute documents, agreements, and instruments on behalf of such Borrower Party.

“Availability” shall mean, as of any date of determination, the amount (if any) by which (a) the lesser of (i) the Revolving Loan Commitment, and (ii) the Borrowing Base as most recently reported by the Borrower Parties on or prior to such date of determination, exceeds (b) the Aggregate Revolving Credit Obligations on such date of determination.

“Available Letter of Credit Amount” shall mean, as of any particular time, an amount equal to the lesser of (a) the Aggregate Letter of Credit Commitment at such time less the aggregate amount of all Letter of Credit Obligations then outstanding and (b) Availability at such time.

“Average Availability” shall mean, as of any date of determination with respect to any period, the sum of daily Availability on each day during the applicable period, divided by the number of days in such period.

“Bank Product Reserves” shall mean all reserves that the Administrative Agent, from time to time, establishes in its Permitted Discretion for Bank Products then provided or outstanding.

“Bank Products” shall mean any one or more of the following types of services or facilities extended to the Borrower Parties by a Person who at the time such services or facilities were extended was a Lender (or an Affiliate of any Lender):  (a) credit cards; (b) ACH Transactions; (c) Cash Management Services; and (d) the Lender Hedge Agreements.

“Bank Products Documents” shall mean all agreements entered into from time to time by the Borrower Parties in connection with any of the Bank Products and shall include the Lender Hedge Agreements.

“Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as now or hereafter amended, and any successor statute.

“Base Rate” shall mean the higher of (i) the rate which the Administrative Agent announces from time to time as its prime lending rate, as in effect from time to time, or (ii) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (1/2%) per annum (any changes in such rates to be effective as of the date of any change in such rate). The Administrative Agent’s prime lending rate is a reference rate and does not necessarily represent the lowest or best rate of interest actually charged to any customer of the Administrative Agent.  The Administrative Agent may make commercial loans or other loans at rates of interest at, above, or below the Administrative Agent’s prime lending rate.

“Base Rate Advance” shall mean an Advance which the Borrowers request to be made as a Base Rate Advance or which is converted to a Base Rate Advance, in accordance with the provisions of Section 2.2(b).

“Ben Sherman” shall mean Ben Sherman Limited, a private company limited by shares incorporated under the laws of England.

“Blocked Account” shall have the meaning specified in Section 6.15(b).

“Blocked Account Agreement” shall mean any agreement executed by a depository bank or securities intermediary and the Administrative Agent, for the benefit of the Lender Group, and acknowledged and agreed to by the applicable Borrower Party, in form acceptable to the Administrative Agent in its sole discretion.

“Borrower” and “Borrowers” shall have the meanings specified in the preamble.

“Borrower Parties” shall mean, collectively, the Borrowers and the Guarantors; and “Borrower Party” shall mean any one of the foregoing Borrower Parties.

“Borrower Payments” shall have the meaning specified in Section 2.8(b)(i).

“Borrowing Base” shall mean, at any particular time, the sum of:

(a)                                  90% of Eligible Credit Card Receivables; plus

(b)                                 85% of Eligible Accounts; plus

(c)                                  90% of the appraised NOLV of Eligible Domestic Inventory; plus

(d)                                 an amount equal to the lesser of (i) the In-Transit Inventory Limit or (ii) 90% of the appraised NOLV of Eligible In-Transit Inventory; plus

(e)                                  an amount equal to the lesser of (i) $65,000,000 or (ii) 90% of the amount of Eligible L/C Inventory; plus

(f)                                    100% of Qualified Cash; minus

(g)           any Reserves.

“Borrowing Base Certificate” shall mean a certificate of an Authorized Signatory of the Administrative Borrower substantially in the form of Exhibit C.

“Business Day” shall mean any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Georgia or is a day on which banking institutions located in such state are closed; provided, however, that when used with reference to a Eurodollar Advance (including the making, continuing, prepaying or repaying of any Eurodollar Advance), the term “Business Day” shall also exclude any day in which banks are not open for dealings in deposits of Dollars on the London interbank market.

“Capital Expenditures” shall mean, for any period, on a consolidated basis for the Borrower Parties and their Subsidiaries, the aggregate of all expenditures made by the Borrower Parties and their Subsidiaries during such period that, in conformity with GAAP, are required to be included in or reflected on the consolidated balance sheet as a capital asset of Parent, including, without limitation, Capitalized Lease Obligations of the Borrower Parties and their Subsidiaries, but, for the avoidance of doubt, excluding EITF 97-10 Capital Lease Obligations.

“Capitalized Lease Obligation” shall mean that portion of any obligation of a Person as lessee under a lease which at the time would be required to be capitalized on the balance sheet of such lessee in accordance with GAAP, other than EITF 97-10 Capital Lease Obligations.

“Cash Equivalents” shall mean, collectively, (a) marketable, direct obligations of the US and its agencies maturing within three hundred sixty-five (365) days of the date of purchase, (b) commercial paper issued by corporations, each of which shall have a consolidated net worth of at least $500,000,000, which commercial paper will mature within one hundred eighty (180) days from the date of the original issue thereof and is rated “P-1” or better by Moody’s or “A-1” or better by S&P, (c) certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase and issued by a US national or state bank having deposits totaling more than $500,000,000, and whose short-term debt is rated “P-1” or better by Moody’s or “A-1” or better by S&P, (d) up to $100,000 per institution and up to $1,000,000 in the aggregate in (i) short-term obligations issued by any local commercial bank or trust company located in those areas where the Borrower conducts its business, whose deposits are insured by the Federal Deposit Insurance Corporation, or (ii) commercial bank-insured money market funds, or any combination of the types of investments described in this clause (d), and (e) overnight investments with such financial institutions having a short term deposit rating of “P-1” or better by Moody’s, or “A-1” or better by S&P.

“Cash Management Bank” shall have the meaning specified in Section 6.15(a).

“Cash Management Services” shall mean any services provided from time to time by a Person who at the time such services or facilities were extended was a Lender (or an Affiliate of any Lender) to any Borrower Party in connection with operating, collections, payroll or other depository or disbursement accounts, including automatic clearinghouse, controlled disbursement, depository, electric funds transfer, information reporting, lockbox, stop payment, overdraft and/or wire transfer services.

“Change in Control” shall mean the occurrence of one or more of the following events: (a) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of Parent to any person or “group” (within the meaning of the SEA); (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or “group” (within the meaning of the SEA) of thirty-five percent (35%) or more of the outstanding shares of the voting Equity Interests of Parent; (c) as of any date a majority of the board of directors of Parent consists (other than vacant seats) of individuals who were not either (i) directors of Parent as of the Agreement Date, (ii) selected or nominated to become directors by the board of directors of Parent of which a majority consisted of individuals described in clause (i), or (iii) selected or nominated to become directors by the board of directors of Parent of which a majority consisted of individuals described in clause (i) and individuals described in clause (ii); or (d) Parent shall cease to own and control, directly or indirectly, 100% of the outstanding Equity Interests of TBG.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” shall mean all property pledged as collateral security for the Obligations pursuant to the Security Documents or otherwise, and all other property of any Borrower Party that is now or hereafter in the possession or control of any member of the Lender Group, or on which any member of the Lender Group has been granted a Lien.

“Collateral Access Agreement” shall mean any agreement of any lessor, warehouseman, processor, consignee or other Person in possession of, having a Lien upon or having rights or interests in, any of the Collateral in favor of the Administrative Agent, for the benefit of the Lender Group, substantially in the form of Exhibit D-1 or Exhibit D-2 or otherwise in form and substance satisfactory to the Administrative Agent, waiving or subordinating Liens or certain other rights or interests such Person may hold in regard to the property of any of the Borrower Parties and providing the Administrative Agent access to its Collateral.

“Commitment Increase” shall have the meaning specified in Section 2.17(a)(i).

“Commitment Increase Cap” shall have the meaning specified in Section 2.17(a)(i).

“Compliance Certificate” shall mean a certificate executed by an Authorized Signatory of the Administrative Borrower substantially in the form of Exhibit E.

“Confidential Information” shall have the meaning specified in Section 11.17.

“Controlled Disbursement Account” shall have the meaning specified in Section 2.2(f).

“Credit Card Issuer” shall mean any Person (other than a Borrower Party) who issues or whose members issue credit cards, including without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc., Novus Services, Inc., or any proprietary card issuer reasonably acceptable to the Administrative Agent.

“Credit Card Receivables” shall mean each Account together with all income, payments and proceeds thereof, owed by a Credit Card Issuer or Credit Card Processor to a Borrower Party resulting from charges by a customer of a Borrower Party on credit or debit cards issued or processed by such Credit Card Issuer or Credit Card Processor in connection with the sale of goods by a Borrower Party, or services performed by a Borrower Party, in each case in the ordinary course of its business.

“Credit Card Processor” shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Borrower Party’s sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.

“Customer Dispute” shall mean all instances in which (a) a customer of a Borrower has rejected or returned the goods and such return or rejection has not been accepted by such Borrower as a valid return or rejection, or (b) a customer of a Borrower has otherwise affirmatively asserted grounds for nonpayment of an Account, including, without limitation, any repossession of goods by such Borrower, or any claim by an Account Debtor of total or partial failure of delivery, set-off, counterclaim, or breach of warranty.

“Date of Issue” shall mean the date on which an Issuing Bank issues (or, at the direction of an Issuing Bank, a Foreign Issuer issues) a Letter of Credit pursuant to Section 2.15.

“Default” shall mean any Event of Default, and any of the events specified in Section 9.1 regardless of whether there shall have occurred any passage of time or giving of notice (or both) that would be necessary in order to constitute such event an Event of Default.

“Default Rate” shall mean a simple per annum interest rate equal to, (a) with respect to all outstanding principal, the sum of (i) the applicable Interest Rate Basis, plus (ii) the highest Applicable Margin, plus (iii) two percent (2.00%), and (b) with respect to all other Obligations (other than Obligations from Bank Products), the sum of (i) the Base Rate, plus (ii) the Applicable Margin applicable to Base Rate Advances plus (iii) two percent (2.00%); provided, however, that (y) as to any Eurodollar Advance outstanding on the date that the Default Rate becomes applicable, the Default Rate shall be based on the then applicable Eurodollar Basis until the end of the current Eurodollar Advance Period and thereafter the Default Rate shall be based on the Base Rate as in effect from time to time and (z) as to any Base Rate Advance outstanding on the date that the Default Rate becomes applicable, the Default Rate shall be based on the Base Rate as in effect from time to time.

“Dilution” shall mean, as of any date of determination, a percentage, based upon the experience of the immediately prior twelve month period, that is the result of dividing the Dollar amount of (a) bad debt write downs, discounts, advertising allowances, credits or other dilutive items with respect to each Borrower Party’s Accounts during such period, by (b) each Borrower Party’s billings with respect to Accounts during such period.

“Dilution Reserve” shall mean, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by the amount which Dilution is in excess of five percent (5.00%), rounded down to the nearest one-tenth of a percentage point (0.10%).

“Disbursement Account” shall mean account number 8800828975 maintained at SunTrust Bank, or as otherwise designated to the Administrative Agent by the Administrative Borrower.

“Dividends” shall mean any direct or indirect distribution, dividend, or payment to any Person on account of any Equity Interests of any Borrower Party.

“Documentary Letter of Credit” shall mean a documentary Letter of Credit issued in respect of the purchase of goods or services by any Borrower Party in the ordinary course of its business.

“Dollars” or “$” shall mean the lawful currency of the United States of America.

“Domestic Subsidiary” shall mean any Subsidiary of a Borrower that is organized and existing under the laws of the US or any state or commonwealth thereof or under the laws of the District of Columbia, but shall not include US Ben Sherman Holdco.

“EBITDAR” shall mean, with respect to the Borrowers and their Subsidiaries for any period, an amount equal to the sum of (a) Net Income for such period plus (b) to the extent deducted in determining Net Income for such period, (i) Interest Expense, (ii) income tax expense, (iii) Rent Expense, (iv) loss from extraordinary items and (v) depreciation and amortization expense, determined on a consolidated basis in accordance with GAAP in each case for such period; provided, however, that if any such calculation includes any period in which an acquisition or sale of a Person or all or substantially all of the assets of a Person occurred, then such calculation shall be made on a Pro Forma Basis.

“E-Fax” means any system used to receive or transmit faxes electronically.

“EITF 97-10 Capital Lease Obligations” means obligations that are classified as “Capital Lease Obligations” under GAAP due to the application of Emerging Issues Task Force Regulation 97-10, and that, but for such regulation, would not constitute Capital Lease Obligations.

“Electronic Transmission” means each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail or E-Fax, or otherwise to or from an E-System or other equivalent service.

“Eligible Accounts” shall mean, at any particular date, all Accounts of the Borrower Parties that the Administrative Agent, in the exercise of its Permitted Discretion, determines to be Eligible Accounts; provided, however, that, without limiting the right of the Administrative Agent to establish other criteria of ineligibility, Eligible Accounts shall not include any of the following Accounts:

(a)           Accounts with respect to which more than one hundred twenty (120) days have elapsed since the original invoice therefor or sixty (60) days since the due date of the original invoice;

(b)           Accounts with respect to which any of the representations, warranties, covenants and agreements contained in Section 5.2 are not or have ceased to be complete and correct or have been breached;

(c)           Accounts with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason, unless the Account Debtor subsequently honors such check, note, draft, acceptance or instrument or pays such Account or part thereof paid therewith;

(d)           Accounts as to which the Borrower Party has not performed, as of the applicable date of calculation, all of its obligations then required to have been performed, including, without limitation, the delivery of merchandise or rendition of services applicable to such Accounts;

(e)           Accounts as to which any one or more of the following events has occurred with respect to the Account Debtor on such Accounts:  death or judicial declaration of incompetency of such Account Debtor who is an individual; the filing by or against such Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or  other relief under the bankruptcy, insolvency, or similar laws of the US, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by such Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for such Account Debtor or for any of the assets of such Account Debtor, including, without limitation, the appointment of or taking possession by a “custodian,” as defined in Bankruptcy Code; the institution by or against such Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the US or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, such Account Debtor; the sale, assignment, or transfer of all or substantially all of the assets of such Account Debtor unless the obligations of such Account Debtor in respect of the Accounts are assumed by and assigned to such purchaser or transferee; the nonpayment generally by such Account Debtor of its debts as they become due; or the cessation of the business of such Account Debtor as a going concern; provided, however, that the foregoing shall not include post-petition Accounts of an Account Debtor to the extent that (i) such Accounts constitute Accounts of such Account Debtor as a “debtor-in-possession” and (ii) such Accounts have been approved by the Administrative Agent in its Permitted Discretion;

(f)            Accounts of an Account Debtor for whom fifty percent (50%) or more of the aggregate Dollar amount of such Account Debtor’s outstanding Accounts are classified as ineligible under the criteria set forth in clause (a) hereof;

(g)           Accounts which represent the remaining obligations for partially paid invoices;

(h)           Accounts owed by an Account Debtor which: (i)(A) does not maintain its chief executive office or have a material presence in the US or in Canada and (B) is not organized under the laws of the US or any state or territory thereof or of Canada or any province thereof; or (ii) is the government of any foreign country or sovereign state, or of any state, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Accounts are secured or payable by a letter of credit or acceptance, or insured under foreign credit insurance in each case, on terms and conditions satisfactory to the Administrative Agent in its Permitted Discretion;

(i)            Accounts owed by an Account Debtor which is an Affiliate or employee of any Borrower Party;

(j)            Accounts which are owed by an Account Debtor to which the Borrower Party is indebted in any way, or which are subject to any right of setoff by the Account Debtor, including, without limitation, for co-op advertising, rebates, incentives and promotions, to the extent of such indebtedness or right of setoff and without duplication of any such indebtedness or right of setoff accounted for in the calculation of Dilution;

(k)           Accounts which are subject to any Customer Dispute, but only to the extent of the amount in dispute;

(l)            Accounts which are owed by the government of the US, or any department, agency, public corporation, or other instrumentality thereof (excluding Accounts owed by the Army & Air Force Exchange Service (“AAFES”) to the extent such AAFES Accounts do not exceed $2,000,000), unless all required procedures for the effective collateral assignment of the Accounts under the Federal Assignment of Claims Act of 1940 have been complied with to the Administrative Agent’s reasonable satisfaction with respect to such Accounts;

(m)          Accounts which are owed by any state, municipality, territory or other political subdivision of the US, or any department, agency, public corporation, or other instrumentality thereof and as to which the Administrative Agent determines in  its Permitted Discretion that the Administrative Agent’s security interest therein is not or cannot be perfected or cannot be enforced against the applicable Account Debtor;

(n)           Accounts which represent third-party leasing transactions;

(o)           Accounts which represent sales on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or other repurchase or return basis;

(p)           Accounts which represent any contractual obligation, based on a percentage of sales or otherwise, that must be collected from the Account Debtor and paid by the Borrower Party to a third party as a “pass-through” item, but only to the extent of the amount of such pass-through;

(q)           Accounts which are evidenced by a promissory note or other instrument or by chattel paper;

(r)            Accounts as to which the applicable Account Debtor has not been sent an invoice or for which are partially billed;

(s)           Accounts with respect to which the Account Debtor is located in a state or jurisdiction that requires, as a condition to access to the courts of such jurisdiction, that a creditor qualify to transact business, file a business activities report or other report or form, or take one or more other actions, unless the Borrower Party has so qualified, filed such reports or forms, or taken such actions (and, in each case, paid any required fees or other charges), except to the extent that the Borrower Party may qualify subsequently as a foreign entity authorized to transact business in such state or jurisdiction and gain access to such courts, without incurring any cost or penalty viewed by the Administrative Agent to be significant in amount, and such later qualification cures any bar to access to such courts to enforce payment of such Account;

(t)            Accounts which are not a bona fide, valid and, to the best of the Borrower Parties’ knowledge, enforceable obligation of the Account Debtor thereunder;

(u)           Accounts which are owed by an Account Debtor with whom any Borrower Party has any agreement or understanding for deductions from the Accounts, except for discounts or allowances which are made in the ordinary course of business for prompt payment or volume purchases and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Accounts, or Accounts with respect to which a debit or chargeback has been issued or generated, in each case to the extent of such deduction and without duplication of any such deduction accounted for in the calculation of Dilution;

(v)           Accounts which are not subject to a valid and continuing first priority Lien in favor of the Administrative Agent, for the benefit of the Lender Group, pursuant to the Security Documents as to which all action necessary or desirable to perfect such security interest shall have been taken, and to which the Borrower Party has good and marketable title, free and clear of any Liens (other than Liens in favor of the Administrative Agent, for the benefit of the Lender Group, and Permitted Liens);

(w)          Accounts which are owed by an Account Debtor to the extent that such Account, together with all other Accounts owing by the same Account Debtor and its Affiliates, exceed twenty-five percent (25%) of all Eligible Accounts;

(x)            Accounts which represent rebates, refunds or other similar transactions, but only to the extent of the amount of such rebate, refund or similar transaction;

(y)           Accounts as to which a security agreement, financing statement, equivalent security or Lien instrument or continuation statement is on file or of record in any public office, except any such as may have been filed in favor of the Administrative Agent, for the benefit of the Lender Group, pursuant to the Security Documents, any such evidencing or relating to a Permitted Lien, and any such with respect to a Lien granted by an Account Debtor in favor of a Borrower Party; or

(z)            Accounts which constitute Eligible Credit Card Receivables.

“Eligible Assignee” shall mean (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; or (d) any other Person approved by (i) the Administrative Agent, (ii) with respect to any proposed assignee of the Revolving Loan Commitment, the Issuing Banks, and (iii) unless (x) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (y) a Default exists, the Administrative Borrower, such approvals of the Administrative Agent, the Issuing Banks and the Administrative Borrower not to be unreasonably withheld or delayed; provided, however, that if the consent of the Administrative Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in Section 11.5(b)), the Administrative Borrower shall be deemed to have given its consent five (5) Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Administrative Borrower prior to such fifth (5th) Business Day.

“Eligible Credit Card Receivables”  shall mean, at any particular date, each Credit Card Receivable that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Credit Card Receivable (i) has been earned by performance, represents the bona fide amounts due to a Borrower  Party from a Credit Card Issuer or from a Credit Card Processor, and was originated in the ordinary course of business of such Borrower Party, and (ii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (k) below.  Without limiting the foregoing, to qualify as an Eligible Credit Card Receivable, an Account shall indicate no Person other than a Borrower Party as payee or remittance party.  In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Borrower Party may be obligated to rebate to a customer, a Credit Card Issuer or a Credit Card Processor pursuant to the terms of any agreement or understanding) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the applicable Borrower Party to reduce the amount of such Credit Card Receivable.  Any Credit Card Receivables meeting the foregoing criteria shall be deemed Eligible Credit Card Receivables but only as long as such Credit Card Receivable is not included within any of the following categories, in which case such Credit Card Receivable shall not constitute an Eligible Credit Card Receivable:

(a)           Credit Card Receivables which do not constitute an “Account” (as defined in the UCC);

(b)           Credit Card Receivables that have been outstanding for more than five (5) Business Days from the date of sale of goods or services giving rise to such Credit Card Receivables;

(c)           Credit Card Receivables with respect to which a Borrower Party does not have good, and valid title, free and clear of any Lien (other than Liens granted to the Administrative Agent and other Permitted Liens);

(d)           Credit Card Receivables that are not subject to a first priority security interest in favor of the Administrative Agent (other than Permitted Liens having priority over the Lien of the Administrative Agent under Applicable Law) (it being the intent that chargebacks in the ordinary course by such Credit Card Processors and Credit Card Issuers shall not be deemed violative of this clause);

(e)           Credit Card Receivables which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (but only to the extent of such claim, counterclaim, offset or chargeback);

(f)            Credit Card Receivables as to which the Credit Card Processor has the right under certain circumstances to require a Borrower Party to repurchase the Accounts from such Credit Card Processor;

(g)           Credit Card Receivables due from a Credit Card Issuer or Credit Card Processor of the applicable credit card which is the subject of any bankruptcy or insolvency proceedings;

(h)           Credit Card Receivables which are not a valid, legally enforceable obligation of the applicable Credit Card Issuer with respect thereto;

(i)            Credit Card Receivables which do not conform in all material respects to all representations, warranties or other provisions in the Loan Documents relating to Credit Card Receivables;

(j)            Credit Card Receivables which are evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Administrative Agent and, to the extent necessary or appropriate, endorsed to the Administrative Agent;

(k)           Credit Card Receivables arising from the use of a private label credit card (i.e., any Credit Card Receivable where a Borrower Party or an Affiliate of a Borrower Party is the Credit Card Issuer); or

(l)            Credit Card Receivables arising from the use of a “co-branded” credit card which are deemed ineligible for inclusion in the Borrowing Base by the Administrative Agent in the exercise of its Permitted Discretion.

“Eligible Domestic Inventory” shall mean, as of any particular date, the portion of the Inventory of each Borrower Party that the Administrative Agent, in the exercise of its Permitted Discretion, determines to be Eligible Domestic Inventory; provided, however, that without limiting the right of the Administrative Agent to establish other criteria of ineligibility, Eligible Domestic Inventory shall not include any of the following Inventory:

(a)           Inventory that is not owned solely by a Borrower Party;

(b)           Inventory that does not conform to all of the warranties and representations regarding the same which are set forth in this Agreement or any of the other Loan Documents;

(c)           Inventory that is not located in the US or Canada (excluding the Province of Quebec) either (i) on real property owned by a Borrower Party, (ii) at any leased premises where the fair market value of the Inventory stored or located at such leased premises is $100,000 or less, (iii) on leased premises in regard to which the landlord thereof shall have executed and delivered to the Administrative Agent a Collateral Access Agreement or with respect to which the Administrative Agent has established a Rent Reserve, or (iv) at premises where a bailee, warehouseman or similar party is in possession of such Inventory and shall have executed and delivered to the Administrative Agent a Collateral Access Agreement; provided, however, the aggregate amount of all Eligible Domestic Inventory located in Canada shall not exceed $5,000,000 in the aggregate at any time of determination; provided, further, Eligible Domestic Inventory shall not include any Inventory at any location where the aggregate fair market value of all Inventory at such location, together with all other Inventory located within a reasonable proximity to such location, is less than $50,000;

(d)           Inventory that is subject to any asserted claim of reclamation, Lien, adverse claim, interest or right (other than Liens in favor of the Administrative Agent, Permitted Liens and claims, interests, rights or other encumbrances arising from a licensing, patent, royalty, trademark, trade name or copyright agreement with a third party so long as, if requested by the Administrative Agent in its Permitted Discretion, any such Inventory is subject to a Licensor Consent) of any other Person, but solely to the extent of the amount of such Lien, claim, interest or right;

(e)           Inventory that has been consigned for sale to or by any Person;

(f)            Inventory that is not in good condition or does not meet all standards imposed by any Person having regulatory authority over such goods or their use and/or sale, or Inventory that is not currently saleable in the normal course of a Borrower Party’s business;

(g)           Inventory that consists of work-in-process;

(h)           Inventory scheduled for return to vendors, Inventory which is obsolete or slow-moving (for purposes of this subsection, what constitutes “obsolete or slow-moving” Inventory shall be determined by the Administrative Agent in its Permitted Discretion), display items, packaging materials, labels or name plates or similar supplies;

(i)            Inventory that is not personal property in which a Borrower Party has granted a valid and continuing first priority Lien in favor of the Administrative Agent, for the benefit of the Lender Group, pursuant to the Security Documents, or as to which all action necessary to perfect such security interest has not been taken;

(j)            Inventory that is covered, in whole or in part, by any security agreement, financing statement, equivalent security or Lien instrument or continuation statement which is on file or of record in any public office, except (i) such as may have been filed in favor of the Administrative Agent, for the benefit of the Lender Group, pursuant to the Security Documents or (ii) such as may have been filed with respect to Permitted Liens;

(k)           Inventory which constitutes In-Transit Inventory or Eligible L/C Inventory; and

(l)            Inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party requiring the payment of royalties or fees or requiring the consent of the licensor for a sale thereof by the Administrative Agent and is not subject to a Licensor Consent that has been requested by the Administrative Agent in its Permitted Discretion.

“Eligible Inventory” shall mean, collectively, Eligible Domestic Inventory, Eligible In-Transit Inventory and Eligible L/C Inventory.

“Eligible In-Transit Inventory” means all finished goods which constitute In-Transit Inventory (without duplication of any Eligible L/C Inventory or Eligible Domestic Inventory) owned any Borrower Party, which such Inventory is in transit to a Borrower Party’s location in the US or Canada (excluding the Province of Quebec) or to a customer of a Borrower Party that will take delivery of such Inventory at the port of destination located in the US or Canada (excluding the Province of Quebec) and as to which such In-Transit Inventory: (i) shall be the subject of a bill of lading or a cargo receipt that (A)(x) in the case of a negotiable bill of lading or negotiable cargo receipt, is consigned to the Administrative Agent or an Issuing Bank (either directly or by means of endorsement) or (y) in the case of a non-negotiable bill of lading or non-negotiable cargo receipt, is consigned to the Administrative Agent or an Issuing Bank (either directly or by means of endorsements) or to a Borrower Party if such bill of lading or cargo receipt shall state “[Name of applicable Borrower Party], subject to the security interest of SunTrust Bank, as agent, 303 Peachtree Street, N.E., Atlanta, Georgia 30308” thereon and (B) was issued by the carrier respecting the subject In-Transit Inventory, (ii) is insured in accordance with Section 6.5, (iii) with respect to In-Transit Inventory that is subject to a non-negotiable bill of lading or non-negotiable cargo receipt, such In-Transit Inventory shall be in the physical possession of an Approved Freight Handler and (iv) would not be deemed ineligible for inclusion in the Borrowing Base under clauses (a), (b), (d) (other than in respect of any possessory Lien of the related common carrier or any Lien in favor of a related Approved Freight Handler), (e), (f), (g), (h), (j) or (l) of the definition of Eligible Domestic Inventory, treating such eligibility criteria as applicable to such In-Transit Inventory.   Upon the request of the Administrative Agent, the Borrower Parties shall promptly deliver to the Administrative Agent copies of all such bills of lading or cargo receipts.

“Eligible L/C Inventory” shall mean an amount equal to the aggregate face amount of all Documentary Letters of Credit (other than Letters of Credit covering Eligible In-Transit Inventory or Eligible Domestic Inventory) issued and outstanding on behalf of a Borrower Party in connection with the purchase of goods that would constitute Eligible Domestic Inventory or Eligible In-Transit Inventory upon delivery to the applicable Borrower Party, or would result in Eligible Accounts upon sale, (and to the extent such goods underlying any such Documentary Letters of Credit are in the possession of a Freight Handler, such Freight Handler is an Approved Freight Handler) excluding the portion of the face amount of any Documentary Letter of Credit relating to goods that are or are to become Inventory which are scheduled to be shipped by the seller or manufacturer more than sixty (60) days after such date of determination.

“Environmental Laws” shall mean, collectively, any and all applicable federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including without limitation, Hazardous Materials or human health, as now or may at any time during the term of this Agreement be in effect.

“Equity Interests” shall mean, as applied to any Person, any capital stock, membership interests, partnership interests or other equity interests of such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as in effect on the Agreement Date and as such Act may be amended thereafter from time to time.

“ERISA Affiliate” shall mean, with respect to any Borrower Party, any trade or business (whether or not incorporated) that together with such Borrower Party, are treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean, with respect to any Borrower Party or any ERISA Affiliate, (a) a Reportable Event; (b) the withdrawal of any Borrower Party or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Borrower Party or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a Title IV Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) the reorganization or insolvency of a Multiemployer Plan under Section 4241 or 4245 of ERISA; (g) the failure by any Borrower Party or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within thirty (30) days; (h) any other event or condition that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (i) the revocation of a Plan’s tax-qualified status under Code Section 401(a); (j) the reorganization or insolvency of a Multiemployer Plan under Section 4241 or 4245 of ERISA; (k) a Title IV Plan is in “at risk status” within the meaning of Code Section 430(i); or (l) a Multiemployer Plan is in “endangered status” or “critical status” within the meaning of Code Section 432(b).

“E-System” means any electronic system, including Intralinks® and any other internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent, any of its Affiliates or any other Person, providing for access to data protected by passcodes or other security system.

“Eurodollar Advance” shall mean an Advance which the Administrative Borrower requests to be made as a Eurodollar Advance or which is continued as or converted to a Eurodollar Advance, in accordance with the provisions of Section 2.2(c).

“Eurodollar Advance Period” shall mean, for each Eurodollar Advance, each one (1), two (2), three (3), or six (6) month period, as selected by the Administrative Borrower pursuant to Section 2.2(c), during which the applicable Eurodollar Rate (but not the Applicable Margin) shall remain unchanged.  Notwithstanding the foregoing, however: (a) any applicable Eurodollar Advance Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Eurodollar

Advance Period shall end on the next preceding Business Day; (b) any applicable Eurodollar Advance Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Eurodollar Advance Period is to end shall (subject to clause (a) above) end on the last day of such calendar month; and (c) no Eurodollar Advance Period shall extend beyond the Maturity Date or such earlier date as would interfere with the repayment obligations of the Borrowers under Section 2.6.

“Eurodollar Basis” shall mean, with respect to each Eurodollar Advance Period, a simple per annum interest rate equal to the quotient of (a) the Eurodollar Rate divided by (b) one minus the Eurodollar Reserve Percentage, stated as a decimal.  The Eurodollar Basis shall remain unchanged during the applicable Eurodollar Advance Period, except for changes to reflect adjustments in the Eurodollar Reserve Percentage.

“Eurodollar Rate” shall mean, for any Eurodollar Advance Period, the rate per annum quoted on the display designated on that page of the Bloomberg reporting service, or similar service as determined by the Administrative Agent, that displays British Banker’s Association Interest Settlement Rates for Dollar deposits as of 11:00 a.m. (London, England time) two (2) Business Days prior to the applicable date of determination; provided, however, that if no such quoted rate appears on such page, the rate used for such Eurodollar Advance Rate shall be the per annum rate of interest determined by the Administrative Agent to be the rate at which Dollar deposits for such Eurodollar Advance Period are offered to the Administrative Agent as of 11:00 a.m. (London, England time) two (2) business days prior to such date of determination.

“Eurodollar Reserve Percentage” shall mean the aggregate of the maximum reserve percentages (including, without limitation, any emergency, supplemental, special or other marginal reserves) expressed as a decimal (rounded upwards to the next one one-hundredth of one percent (1/100th of 1%)) in effect on any day to which the Administrative Agent is subject with respect to the Eurodollar Basis pursuant to regulations issued by the Board of Governors of the Federal Reserve System (or any Governmental Authority succeeding to any of its principal functions) (“Regulation D”) with respect to Eurocurrency Liabilities (as that term is defined in Regulation D).  Eurodollar Advances shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Administrative Agent under Regulation D.  The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.  The Eurodollar Basis for any Eurodollar Advance shall be adjusted as of the effective date of any changes in the Eurodollar Reserve Percentage.

“Event of Default” shall mean any of the events specified in Section 9.1, provided that any requirement for notice or lapse of time, or both, has been satisfied.

“Excluded Deposit Accounts” shall mean, collectively, (i) each disbursement account that has a balance no greater than the amount necessary to cover outstanding checks drawn on such account, (ii) petty cash deposit accounts for retail stores of Retail Borrower Parties that have a balance (determined on an average basis for all retail stores as of any date of determination) no greater than $5,000 per retail store, (iii) the employee benefit trust account number 8801663496 at SunTrust Bank or such other similar employee benefit trust account, so long as the balance therein does not exceed as of any date of determination the Administrative Borrower’s estimate of employee benefit claims to be paid in the remaining portion of such fiscal year (or, with respect to any date of determination in the last fiscal month of any fiscal year, the Administrative Borrower’s estimate of employee benefit claims to be paid in the remaining portion of such fiscal year and during the next succeeding fiscal year) from such date of determination (provided, that at any time that a Default exists, Borrower Parties shall not deposit additional funds into such account except to the extent necessary to pay accrued and unpaid employee benefit claims that are then due and payable) and (iv) other deposit accounts with balances not to exceed $1,000,000 in the aggregate.

“Excluded Subsidiary” shall mean any Person acquired or formed after the Agreement Date which (i) would be a Subsidiary of a Borrower Party but for the exclusion of “Excluded Subsidiaries” in the proviso of the definition of Subsidiary, (ii) is not a Wholly Owned Subsidiary of a Borrower Party and (iii) is (or whose parent is) contractually prohibited from executing a Guaranty Supplement, granting a Lien in favor of the Administrative Agent as required under Section 6.20 or having its Equity Interest pledged to secure the Obligations; provided, however, if such Subsidiary is not contractually prohibited from taking all of the actions described in clause (iii) above, then it shall be deemed an “Excluded Subsidiary” only with respect to the actions which it or its parent is contractually prohibited from taking.

“Executive Order No. 13224” shall mean Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“Existing Credit Agreement” has the meaning ascribed to such term in the recitals to this Agreement.

“Existing Letters of Credit” shall mean the letters of credit listed on Schedule L-1.

“Federal Funds Rate” shall mean, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, “H.15(519)”) on the preceding Business Day opposite the caption “Federal Funds (Effective)”; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 12:00 noon

(Atlanta, Georgia time) on that day by each of three (3) leading brokers of Federal funds transactions in New York, New York selected by the Administrative Agent.

“Fee Letter” shall mean that certain fee letter dated as of the Agreement Date, executed by the Borrowers and addressed to SunTrust Bank.

“Financial Covenant” shall mean the financial covenant applicable to the Borrower Parties from time to time pursuant to Section 8.8.

“Fixed Charge Coverage Ratio” shall mean, with respect to the Borrowers and their Subsidiaries on a consolidated basis for any period, calculated on a Pro Forma Basis during such period, the ratio of (a) the greater of (i) (x) EBITDAR for such period minus (y) the sum of (A) Capital Expenditures made during such period and not financed with the proceeds of Funded Debt (other than the proceeds of a Loan) and (B) cash income taxes paid during such period, or (ii) zero, to (b) Fixed Charges.

“Fixed Charges” shall mean, for Borrowers and their Subsidiaries for any period, the sum (without duplication) of (a) Interest Expense for such period, (b) Rent Expense for such period, (c) scheduled principal payments made on Total Funded Debt during such period (which, for purposes of clarification, exclude (i) principal payments (other than scheduled amortization payments, if any) made on the Senior Notes prior to maturity and (ii) prepayments under the Revolving Loans), and (d) Restricted Payments (other than Dividends paid in kind) to holders of Equity Interests paid by Parent during such period.

“Foreign IP Transfer” shall mean the sale, disposition or other transfer by one or more of the Borrower Parties of any foreign patents, trademarks, service marks or copyrights and any licenses and other rights related thereto, including without limitation the right to sue for past, present and future infringement thereof and the goodwill associated with any trademarks and service marks, and so long as (a) such sale, disposition or other transfer is for fair market value (provided that a capital contribution to a Wholly-Owned Subsidiary of a Borrower Party shall be deemed to be for fair market value), (b) such sale, disposition or other transfer is made to a Foreign Subsidiary that is a Wholly Owned Subsidiary of a Borrower Party, and such Wholly-Owned Subsidiary is directly owned by a Borrower Party and the Equity Interests of such Foreign Subsidiary have been pledged to the Administrative Agent in accordance with Section 6.20 unless such direct ownership or pledge is prohibited by Applicable Law, would impose material taxes that otherwise would not be payable, materially increase taxes, or otherwise thwart or materially impair a tax objective or benefit expected to be obtained or available as a result of such sale, disposition or other transfer, (c) no Default or Event of Default shall have occurred and be continuing or result therefrom and (d) a senior officer of Parent shall have delivered a certificate to the Administrative Agent certifying that any such sale, disposition or other transfer satisfies the conditions of clauses (a), (b) and (c) above.

“Foreign Issuer” shall mean any foreign bank engaged by an Issuing Bank to issue Documentary Letters of Credit on behalf of such Issuing Bank so long as (a) such foreign bank has agreed to hold any and all documents, instruments or other Collateral in its possession in connection with the issuance of any Documentary Letter of Credit as bailee on behalf of the Administrative Agent to perfect the Administrative Agent’s security interest in such documents, instruments or other Collateral and (b) the agreement between such Issuing Bank and the Foreign Issuer is satisfactory to the Administrative Agent in its reasonable discretion.

“Foreign Lender” shall have the meaning specified in Section 2.8(b)(v).

“Foreign Subsidiary” shall mean any Subsidiary of a Borrower Party that does not constitute a Domestic Subsidiary.

“Freight Handler” shall mean any freight forwarder, customs broker, customs agent, shipper, shipping company or similar Person utilized by a Borrower Party from time to time in connection with the importation of Inventory.

“Fund” shall mean any Person that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funded Debt” of any Person shall mean, without duplication, (i) obligations of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person in respect of the deferred purchase price of property or for services (other than trade payables incurred in the ordinary course of business on terms customary in the trade), (iv) obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such person, (v) Capitalized Lease Obligations of such Person as determined in accordance with GAAP, (vi) obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (vii) guaranties by such Person of the type of indebtedness described in clauses (i) through (vi) above, (viii) all indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such indebtedness has been assumed by such Person, (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Equity Interest of such Person, (x) off-balance sheet liability retained in connection with asset securitization programs, synthetic leases, sale and leaseback transactions or other similar obligations arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person and its Subsidiaries and (xi) obligations under any Hedge Agreement.

“Funding Losses” shall mean expenses incurred by any Lender or any participant of such Lender permitted hereunder in connection with the re-employment of funds prepaid, repaid, not borrowed, or paid, as the case may be, and any lost profit of such

Lender or any participant of such Lender over the remainder of the Eurodollar Advance Period for such prepaid Advance.  For purposes of calculating amounts payable to a Lender hereunder with respect to Funding Losses, each Lender shall be deemed to have actually funded its relevant Eurodollar Advance through the purchase of a deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Eurodollar Advance and having a maturity and repricing characteristics comparable to the relevant Eurodollar Advance Period; provided, however, that each Lender may fund each of its Eurodollar Advances in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable hereunder.

“GAAP” shall mean generally accepted accounting principles and practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such statements by such other entities as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity to the extent exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government.

“Guarantors” shall mean, collectively, the Subsidiary Guarantors and any other Person that has executed a Guaranty Supplement or other document guaranteeing the Obligations; and “Guarantor” shall mean any one of the foregoing Guarantors.

“Guaranty” or “guaranteed,” as applied to an obligation (each a “primary obligation”), shall mean and include (a) any guaranty, direct or indirect, in any manner, of any part or all of such primary obligation, and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of such primary obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn down by beneficiaries of outstanding letters of credit, and any obligation of any Person, whether or not contingent, (i) to purchase any such primary obligation or any property or asset constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of such primary obligation or (B) to maintain working capital, equity capital or the net worth, cash flow, solvency or other balance sheet or income statement condition of any other Person, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner or holder of any primary obligation of the ability of the primary obligor with respect to such primary obligation to make payment thereof or (iv) otherwise to assure or hold harmless the owner or holder of such primary obligation against loss in respect thereof.  All references in this Agreement to “this Guaranty” shall be to the Guaranty provided for pursuant to the terms of Article 3.

“Guaranty Supplement” shall have the meaning specified in Section 6.20.

“Hazardous Materials” shall mean any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof), friable asbestos containing materials defined or regulated as such in or under any Environmental Law.

“Hedge Agreement” shall mean any and all transactions, agreements or documents now existing or hereafter entered into between or among any Borrower Party, on the one hand, and a third party, on the other hand, which provides for an interest rate, credit or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging such Borrower Party’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations.

“Indemnified Person” shall mean each member of the Lender Group, each Affiliate thereof and each of their respective employees, representatives, officers and directors.

“Indenture” shall mean that certain Indenture dated as of May 16, 2003 between Parent, as issuer, and the Indenture Trustee governing the issuance of the Senior Notes, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with Section 8.13, and any replacement indenture, credit or loan agreement, note or securities purchase agreement, or other similar governing agreement executed in connection with any new note offering or other financing described in clause (b) of the definition of Senior Notes.

“Indenture Trustee” shall mean U.S. Bank N.A., together with any successor trustee appointed in accordance with the Indenture or any trustee or similar party with respect to any replacement indenture, credit or loan agreement, note or securities purchase agreement, or other similar governing agreement executed in connection with any new note offering or other financing described in clause (b) of the definition of Senior Notes.

“Interest Expense” shall mean, for Borrowers and their Subsidiaries for any period determined on a consolidated basis in accordance with GAAP, the sum of (i) total interest expense including, without limitation, the interest component in respect of Capitalized Lease Obligations for such period (whether or not actually paid during such period) plus (ii) the net amount payable (or minus the net amount receivable) under Hedging Agreements with respect to interest rates during such period (whether or not actually paid or received during such period).

“Interest Rate Basis” shall mean the Base Rate or the Eurodollar Basis, as applicable.

“In-Transit Inventory” shall mean Inventory of a Borrower Party that is currently in transit (whether by vessel, air or land) from (i) a location outside the United States or Canada to a location in the United States or Canada (other than the Province of Quebec) or (ii) a location in the United States or Canada to another location in the United States or Canada (other than the Province of Quebec).

“In-Transit Inventory Limit” shall mean (i) during Parent’s fiscal months of January and February, $40,000,000 and (ii) at all other times, $30,000,000.

“Inventory” shall mean all “inventory,” as such term is defined in the UCC, of each Borrower Party, whether now existing or hereafter acquired, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of a Borrower Party for sale or lease or are furnished or are to be furnished (but only when so furnished) under a contract of service, goods that are leased by a Borrower Party as lessor, or that constitute raw materials, samples, work-in-process, finished goods, returned goods, promotional materials or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Borrower Party’s business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

“Investment” shall mean, with respect to any Person, any loan, advance or extension of credit by such Person to, or any Guaranty with respect to the Equity Interests, Funded Debt or other obligations of, or any contributions to the capital of, any other Person, or any ownership, purchase or other acquisition by such Person of any Equity Interests of any other Person, other than any acquisition of all or substantially all of the Equity Interests of a Person.

“Issuing Bank Joinder Agreement” shall have the meaning specified in Section 2.15(i).

“Issuing Banks” shall mean (a) SunTrust Bank and (b) any other Person (consented to by the Administrative Agent and, so long as no Default exists, the Administrative Borrower) who hereafter may be designated as an Issuing Bank pursuant to an Assignment and Acceptance or pursuant to an Issuing Bank Joinder Agreement; provided, however, under no circumstances shall there be more than four (4) Issuing Banks at any one time.

“Lender Group” shall mean, collectively, the Administrative Agent, the Issuing Banks and the Lenders.  In addition, if any Person ceases to be a Lender, then for any Lender Hedge Agreement entered into by any Borrower Party with such Person while it was a Lender, such Person shall be a deemed to be a member of the Lender Group for purposes of determining the secured parties under any Security Documents.

“Lender Hedge Agreement” shall mean any and all Hedge Agreements now existing or hereafter entered into between or among any Borrower Party, on the one hand, and any Person that is a Lender (or an Affiliate of a Lender) at the time such Hedge Agreement was entered into, on the other hand.

“Lenders” shall mean those lenders whose names are set forth on the signature pages to this Agreement under the heading “Lenders” and any assignees of the Lenders who hereafter become parties hereto pursuant to and in accordance with Section 11.5; and “Lender” shall mean any one of the foregoing Lenders.

“Letter of Credit Commitment” shall mean, with respect to any Issuing Bank, the obligation of such Issuing Bank to issue, or arrange for the issuance of, Letters of Credit pursuant to the terms of this Agreement in an aggregate face amount from time to time not to exceed the amount set forth on Schedule 1(a) or any applicable Assignment and Acceptance; provided, however, the aggregate face amount of all outstanding Standby Letters of Credit shall not at any time exceed $20,000,000.

“Letter of Credit Obligations” shall mean, at any time, the sum of (a) an amount equal to one hundred percent (100%) of the aggregate undrawn and unexpired stated amount (including the amount to which any such Letter of Credit can be reinstated pursuant to its terms) of the then outstanding Letters of Credit, plus (b) an amount equal to one hundred percent (100%) of the aggregate drawn, but unreimbursed drawings of any Letters of Credit (excluding, for the avoidance of doubt, such drawings that have been reimbursed with Advances made pursuant to Section 2.15(e)).

“Letter of Credit Reserve Account” shall mean any account maintained by the Administrative Agent for the benefit of any Issuing Bank, the proceeds of which shall be applied as provided in Section 9.2(d).

“Letters of Credit” shall mean (a) either Standby Letters of Credit or Documentary Letters of Credit issued by Issuing Banks or arranged by an Issuing Bank for the account of any Borrower Party from time to time in accordance with Section 2.15 and (b) the Existing Letters of Credit.

“License Agreement” shall mean any license agreement or other agreement between a Borrower Party and a Person duly holding rights in a trademark, trade name or service mark pursuant to which such Borrower Party is granted a license to use such trademark, trade name or service mark on Inventory of such Borrower Party.

“Licensor Consent Agreement” shall mean an agreement among the applicable Borrower Party, the Administrative Agent and the applicable licensor in form and substance reasonably acceptable to the Administrative Agent pursuant to which, among other things, the licensor acknowledges the Lien of the Administrative Agent in the Inventory that is subject to the applicable License Agreement and agrees to permit the

Administrative Agent to sell the Inventory that is subject to the License Agreement upon and during the continuance of an Event of Default.

“Lien” shall mean, with respect to any property, any mortgage, lien, pledge, assignment for security purposes, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment, any documents, notice, instruments or other filings under the Federal Assignment of Claims Act of 1940, or other encumbrance of any kind in respect of such property, whether or not choate, vested, or perfected.

“Lien Acknowledgement Agreement” shall mean an agreement between a Freight Handler and the Administrative Agent, in form and substance satisfactory to the Administrative Agent, pursuant to which, among other things, the Freight Handler (a) acknowledges the Lien of the Administrative Agent in the Collateral in the possession of the Freight Handler and any documents evidencing same, (b) agrees to hold any documents of title evidencing the Collateral as Administrative Agent’s agent and bailee for purposes of perfecting the Administrative Agent’s Lien on such Collateral and (c) if so instructed by the Administrative Agent, agrees to return to the Administrative Agent or otherwise deliver at its direction, all of the Collateral in its custody, control or possession.

“Loan Account” shall have the meaning specified in Section 2.7(b).

“Loan Documents” shall mean this Agreement, any Revolving Loan Notes, the Security Documents, the Blocked Account Agreements, the Fee Letter, the Post-Closing Agreement, the Guaranty Supplements, all reimbursement agreements relating to Letters of Credit issued hereunder, all Lien Acknowledgement Agreements, all Collateral Access Agreements, all Compliance Certificates, all Requests for Advance, all Requests for Issuance of Letters of Credit, all Notices of Conversion/Continuation, all Notices of Requested Commitment Increase, all Borrowing Base Certificates, all documents executed in connection with the Federal Assignment of Claims Act of 1940 (if any), and all other documents, lockbox agreements, instruments, certificates, and agreements executed or delivered by a Borrower Party in connection with or contemplated by this Agreement, including, without limitation, any security agreements or guaranty agreements from any Borrower’s Subsidiaries to the Lender Group, or any of them; provided, however, that, notwithstanding the foregoing, none of the Bank Product Documents shall constitute Loan Documents.

“Loans” shall mean, collectively, the Revolving Loans, the Swing Loans and the Agent Advances.

“Majority Lenders” shall mean, as of any date of calculation, Lenders the sum of whose unutilized Revolving Loan Commitments plus Loans (other than Swing Loans and Agent Advances) outstanding plus participation interests in Letter of Credit Obligations, Swing Loans and Agent Advances outstanding on such date of calculation exceeds fifty percent (50%) of the sum of the aggregate unutilized Revolving Loan Commitment plus Loans (other than Swing Loans and Agent Advances) outstanding plus participation interests in Letter of Credit Obligations, Swing Loans and Agent Advances outstanding of all of the Lenders as of such date of calculation.

“Margin Stock” shall have the meaning specified in Section 5.1(t).

“Material Contracts” shall mean, collectively, all contracts, leases, instruments, guaranties, licenses or other arrangements (other than the Loan Documents) to which any Borrower Party or any Subsidiary of a Borrower Party is or becomes a party and which are required to be filed with the U.S. Securities and Exchange Commission under Item 601(b)(4) or 601(b)(10) of Regulation S-K (other than those required to be filed as a result of Item 601(b)(10)(ii)(A), 601(b)(10)(iii)(A) or 601(b)(10)(iii)(B) of Regulation S-K).

“Materially Adverse Effect” shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), a material adverse change in, or a material adverse effect on: (a) the business, operations, properties, condition (financial or otherwise), assets or income of the Borrowers and their Subsidiaries, taken as a whole; (b) the ability of the Borrowers and their Subsidiaries, taken as a whole, to perform any material obligations under the Loan Documents, taken as a whole; or (c) (i) the validity, binding effect or enforceability of the Loan Documents, taken as a whole, (ii) the rights, remedies or benefits available to the Administrative Agent, the Issuing Banks or any Lender under the Loan Documents, taken as a whole, or (iii) the attachment, perfection or priority of any Lien of the Administrative Agent under the Security Documents on a material portion of the Collateral.  In determining whether any individual event, act, condition or occurrence of the foregoing types would result in a Materially Adverse Effect, notwithstanding that a particular event, act, condition or occurrence does not itself have such effect, a Materially Adverse Effect shall be deemed to have occurred if the cumulative effect of such event, act, condition or occurrence and all other events, acts, conditions or occurrences of the foregoing types which have occurred would result in a Materially Adverse Effect.

“Maturity Date” shall mean August 15, 2013, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise); provided, however, if the Borrowers’ outstanding Senior Notes are (a) not repaid in full on or prior to November 16, 2010 or (b)  refinanced in full on or prior to November 16, 2010 pursuant to a new note offering or other financing that has a maturity date at least six (6) months after August 15, 2013, then the maturity date of this Agreement shall be the date that is six (6) months prior to the maturity date of the Senior Notes (or such new notes or other financing).

“Maximum Guaranteed Amount” shall have the meaning specified in Section 3.1(g).

“Moody’s” shall mean Moody’s Investor Service, Inc., or any successor thereto.

“Multiemployer Plan” shall mean a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA, and to which any Borrower Party or ERISA Affiliate is making, is obligated to make, has made or has been obligated to make at any time within the past five (5) years, contributions on behalf of participants who are or were employed by any of them.

“Necessary Authorizations” shall mean all material authorizations, consents, permits, approvals, licenses, and exemptions from, and all filings and registrations with, and all reports to, any Governmental Authority whether federal, state, local, and all agencies thereof, which are required for the transactions contemplated by the Loan Documents and the conduct of the businesses and the ownership (or lease) of the properties and assets of the Borrower Parties.

“Net Cash Proceeds” shall mean, with respect to any sale, lease, transfer, casualty loss or other disposition or loss of assets by any Borrower Party or any issuance by any Borrower Party of any Equity Interests or the incurrence by any Borrower Party of any Funded Debt (other than the Obligations), the aggregate amount of cash received for such assets or Equity Interests, or as a result of such Funded Debt, net of reasonable and customary transaction costs properly attributable to such transaction and payable by such Borrower Party to a non-Affiliate in connection with such sale, lease, transfer or other disposition of assets or the issuance of any Equity Interests or the incurrence of any Funded Debt, including, without limitation, sales commissions and underwriting discounts.

“Net Income” shall mean, for any period, the net income (or loss) of the Borrowers and their Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, but excluding therefrom (to the extent otherwise included therein) (i) any extraordinary gains or losses, (ii) any gains attributable to write-ups of assets, (iii) any non-cash losses attributable to write-downs of intangible assets, (iv) any Equity Interest of any Borrower or any Subsidiary of any Borrower in the unremitted earnings of any Person that is not a Subsidiary, (v) any income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with any Borrower or any Subsidiary on the date that such Person’s assets are acquired by such Borrower or such Subsidiary and (vi) non-cash expenses in connection with stock compensation.

“New Lender” shall have the meaning specified in Section 2.17(a)(i).

“NOLV” shall mean, as to any particular asset, the value determined by multiplying (a) the estimated percentage recoverable for such class of Eligible Inventory in an orderly liquidation thereof net of all liquidation costs and expenses, as determined based on the most recent appraisal conducted by a qualified appraiser selected by the Administrative Agent, times (b) the Perpetual Inventory Cost of such asset.  In respect of the determination of the NOLV of Eligible In-Transit Inventory, the “estimated percentage recoverable” shall take into account, among other things, the respective amounts necessary to obtain the release of any possessory Lien of any related common carrier and any Lien in favor of any related Approved Freight Handler, as well as any costs of demurrage.

“Notice of Conversion/Continuation” shall mean a notice in substantially the form of Exhibit F.

“Notice of Requested Commitment Increase” shall mean a notice substantially in the form of Exhibit K.

“Obligations” shall mean (a) all payment and performance obligations as existing from time to time of the Borrower Parties to the Lender Group, or any of them, under this Agreement and the other Loan Documents (including all Letter of Credit Obligations and including any interest, fees and expenses that, but for the provisions of the Bankruptcy Code, would have accrued), or as a result of making the Loans or issuing the Letters of Credit, (b) the obligation to pay an amount equal to the amount of any and all damages which the Lender Group, or any of them, may suffer by reason of a breach by any Borrower Party of any obligation, covenant, or undertaking with respect to this Agreement or any other Loan Document, and (c) any debts, liabilities and obligations as existing from time to time of any Borrower Party to any Lender (or an Affiliate of any Lender) arising from or in connection with any Bank Products and, if such Lender ceases to be a Lender, any debts, liabilities and obligations as existing from time to time of any Borrower Party to such Lender (or an Affiliate of such Lender) arising from or in connection with any Bank Products Documents entered into at a time when such Person was a Lender hereunder.

“OFAC” shall mean the Office of Foreign Assets Control of the United States Department of the Treasury.

“Other Taxes” shall have the meaning specified in Section 2.8(b)(ii).

“Overadvance” shall have the meaning specified in Section 2.1(e).

“Parent” shall mean Oxford Industries, Inc., a Georgia corporation.

“Participant” shall have the meaning specified in Section 11.5(d).

“Payment Date” shall mean the last day of each Eurodollar Advance Period for a Eurodollar Advance.

“PBGC” shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Perfection Certificate” shall mean, collectively, the perfection certificates delivered by each of the Borrower Parties to the Administrative Agent.

“Permitted Discretion” shall mean a determination made in the exercise of reasonable commercial discretion in accordance with the Administrative Agent’s customary or generally applicable credit policies.

“Permitted Liens” shall mean, as applied to any Person:

(a)           Any Lien in favor of the Administrative Agent or any other member of the Lender Group given to secure the Obligations;

(b)           (i) Liens on real estate for real estate taxes not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies, or claims not yet delinquent or the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person’s books;

(c)           Liens of carriers, warehousemen, mechanics, laborers, suppliers, workers and materialmen incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

(d)           Liens incurred in the ordinary course of business in connection with worker’s compensation and unemployment insurance or other types of social security benefits;

(e)           Easements, rights-of-way, restrictions (including zoning or deed restrictions), and other similar encumbrances on the use of real property which in the reasonable opinion of the Administrative Agent do not interfere with the ordinary conduct of the business of such Person;

(f)            Purchase money security interests and Liens securing Capitalized Lease Obligations provided that such Lien attaches only to the asset (which asset shall not constitute Inventory) so purchased or leased by such Person and secures only Funded Debt incurred by such Person in order to purchase or lease such asset, but only to the extent permitted by Section 8.1(d);

(g)           Deposits to secure the performance of bids, trade contracts, tenders, sales, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(h)           Liens on assets of the Borrower Parties and their Subsidiaries existing as of the Agreement Date which are set forth on Schedule 1(b);

(i)            With respect to real property, Liens that are exceptions to the commitments for title insurance issued in connection with any mortgage thereon;

(j)            Liens on the assets of Ben Sherman and its Subsidiaries securing Funded Debt under the UK Credit Facility;

(k)           Liens on the assets of Ben Sherman and its Subsidiaries that are permitted under the UK Credit Facility;

(l)            Statutory Liens in favor of landlords with respect to Inventory at leased premises in a state that provides for statutory Liens in favor of landlords or Liens arising under leases entered into by a Borrower Party in the ordinary course of business;

(m)          Liens on real property and Intellectual Property (as defined in the Security Agreement) and Liens on the Collateral which are subordinated to the Liens on the Collateral in favor of the Administrative Agent, for the benefit of the Lender Group, securing Funded Debt permitted under Section 8.1(c) in an aggregate principal amount not to exceed $200,000,000 so long as (i) any such Liens and the related Funded Debt are subject to an intercreditor agreement, to the extent required by the Administrative Agent, which shall be on terms and conditions reasonably acceptable to the Administrative Agent and the Majority Lenders and (ii) if any such subordinated Lien is granted on the Collateral to any other Person, then the Administrative Agent, for the benefit of the Lender Group, shall have also been granted a subordinated Lien on any assets or property of the Borrower Parties and their Subsidiaries securing such other Funded Debt owing to such other Person to the extent that such assets or property, but for the granting of such subordinated Lien, do not constitute Collateral; and

(n)           Liens on cash collateral in an aggregate amount not to exceed $10,150,000 provided to HSBC Bank USA, National Association (“HSBC”) pursuant to a reimbursement agreement (or otherwise) with respect to letters of credit issued by HSBC or its Affiliates on behalf of one or more of the Borrower Parties under the Existing Credit Agreement as listed on Schedule P-1.

“Perpetual Inventory Cost” shall mean the cost of such Inventory as maintained by the Borrower Parties in their wholesale or retail perpetual inventory systems, in each case consistent with the methodology used by the Borrower Parties as of the most recent appraisal conducted by or on behalf of the Administrative Agent with respect to such Inventory.

“Person” shall mean an individual, corporation, partnership, trust, joint stock company, limited liability company, unincorporated organization, other legal entity or joint venture or a government or any agency or political subdivision thereof.

“Plan” shall mean an employee benefit plan within the meaning of Section 3(3) of ERISA that any Borrower Party or ERISA Affiliate maintains, contributes to or has an obligation to contribute to or has maintained, contributed to or had an obligation to contribute to at any time within the past six (6) years on behalf of participants who were employed by any Borrower Party or ERISA Affiliate.

“Post-Closing Agreement” shall mean that certain letter agreement dated as of the Agreement Date among the Borrowers and the Administrative Agent with respect to certain post closing matters to be completed by the Borrower Parties.

“Pounds Sterling” shall mean the lawful currency of the United Kingdom and, if the United Kingdom adopts the Euro as its lawful currency, includes the equivalent amount of Euros.

“Pro Forma Basis” shall mean for purposes of determining compliance with the Financial Covenant and the defined terms relating thereto, giving pro forma effect to any acquisition or sale of a Person, all or substantially all of the business or assets of a Person, and any related incurrence, repayment or refinancing of Funded Debt, Capital Expenditures or other related transactions which would otherwise be accounted for as an adjustment permitted by Regulation S-X under the Securities Act or on a pro forma basis under GAAP, in each case, as if such acquisition or sale and related transactions were realized on the first day of the relevant period.

“Property” shall mean any real property or personal property, plant, building, facility, structure, underground storage tank or unit, equipment, Inventory or other asset owned, leased or operated by the Borrower Parties, their Subsidiaries or any of them (including, without limitation, any surface water thereon or adjacent thereto, and soil and groundwater thereunder).

“Qualified Cash” shall mean, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of the Borrower Parties that is in deposit accounts or in securities accounts, or any combination thereof, and which such deposit account or securities account is the subject of a Blocked Account Agreement and is maintained by a branch office of a bank or securities intermediary located within the United States; provided, however, the aggregate amount included in the calculation of “Qualified Cash” for cash and Cash Equivalents maintained with any bank or other financial institution other than the Administrative Agent shall not at any time exceed $2,000,000.

“Register” shall have the meaning specified in Section 11.5(c).

“Reimbursement Obligations” shall mean the payment obligations of the Borrowers under Section 2.15(d).

“Rent Expense” shall mean, for any period, the sum of all base and percentage rental expense (but excluding any expense payable for leasehold improvements, common area maintenance, taxes, insurance, utilities, marketing costs and similar charges) for real property of the Borrowers and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Rent Reserve” shall mean, with respect to any leased real property other than (a) leased premises at which the book value of Inventory at such location is less than or equal to $100,000 or  (b) leased premises in regard to which the landlord thereof shall have executed and delivered to the Administrative Agent a Collateral Access Agreement, an amount equal to three (3) months rental expense for such leased real property (or such other amount as the Administrative Agent may deem appropriate in its Permitted Discretion based on the circumstances).

“Replacement Event” shall have the meaning specified in Section 11.16.

“Replacement Lender” shall have the meaning specified in Section 11.16.

“Reportable Event” shall mean any “reportable event” within the meaning of Section 4043 of ERISA with respect to a Title IV Plan for which the thirty (30) day notice period has not been waived.

“Request for Advance” shall mean any certificate signed by an Authorized Signatory of the Administrative Borrower requesting a new Advance hereunder, which certificate shall be denominated a “Request for Advance,” and shall be in substantially the form of Exhibit G.  Each Request for Advance shall, among other things, specify the date of the Advance, which shall be a Business Day, the amount of the Advance, and the type of Advance.

“Request for Issuance of Letter of Credit” shall mean any certificate signed by an Authorized Signatory of the Administrative Borrower requesting that an Issuing Bank issue a Letter of Credit hereunder, which certificate shall be in substantially the form of Exhibit H, and shall, among other things, (a) specify that the requested Letter of Credit is either a Documentary Letter of Credit or a Standby Letter of Credit, (b) the stated amount of the Letter of Credit (which shall be in Dollars), (c) the effective date (which shall be a Business Day) for the issuance of such Letter of Credit, (d) the date on which such Letter of Credit is to expire (which shall be a Business Day and which shall be subject to Section 2.15(a)), (e) the Person for whose benefit such Letter of Credit is to be issued, (f) other relevant terms of such Letter of Credit, and (g) the Available Letter of Credit Amount as of the scheduled date of issuance of such Letter of Credit.

“Reserves” shall mean reserves that the Administrative Agent may establish from time to time in its Permitted Discretion for such purposes as the Administrative Agent shall deem necessary (without duplication of any amounts accounted for in the definitions of Eligible Accounts, Eligible Credit Card Receivables, Eligible Domestic Inventory, Eligible In-Transit Inventory, Eligible L/C Inventory or NOLV).  Without limiting the generality of the foregoing, the following reserves (without duplication) shall be deemed an exercise of the Administrative Agent’s Permitted Discretion:  (a) reserves for accrued but unpaid ad valorem, excise and personal property tax liability; (b) Bank Product Reserves; (c) reserves for warehousemen’s, bailees’, shippers’ or carriers’ charges; (d) reserves for any other matter that has a negative impact on the value of the Collateral; (e) the Dilution Reserve; (f) the Rent Reserve; (g) with respect to Eligible In-Transit Inventory and Eligible L/C Inventory, reserves for duties, customs brokers, insurance and other incidental charges pertaining thereto; and (h) with respect to Eligible Inventory, reserves for any required royalty or similar licensing payments.

“Restricted Payment” shall mean (a) any Dividend, or (b) any redemption, purchase, retirement, defeasance, sinking fund or similar payment or any claim of rescission of or with respect to the Equity Interests of Parent.

“Retail Borrower Parties” shall mean, collectively, all Domestic Subsidiaries of Parent that are parties to this Agreement and whose principal business is the operation of retail stores.

“Retiree Welfare Plan” shall mean a Plan that is an “employee welfare benefit plan” within the meaning of Section 3(1) of ERISA that provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant’s termination of employment, other than continuation coverage provided pursuant to Code Section 4980B (or applicable state law mandating health insurance continuation coverage for employees) and at the sole expense of the participant or the beneficiary.

“Revolving Commitment Ratio” shall mean, with respect to any Lender, the ratio, expressed as a percentage, of (a) the Revolving Loan Commitment of such Lender, divided by (b) the Revolving Loan Commitment of all Lenders, which, as of the Agreement Date, are set forth (together with Dollar amounts thereof) on Schedule 1(a).

“Revolving Loan Commitment” shall mean the several obligations of the Lenders to advance to the Borrowers on or after the Agreement Date, in accordance with their respective Revolving Commitment Ratios, pursuant to the terms of this Agreement, the aggregate amount of up to $175,000,000, as such amount may be reduced from time to time pursuant to the terms of this Agreement or increased pursuant to Section 2.17.

“Revolving Loan Notes” shall mean those certain promissory notes issued by the Borrowers to each of the Lenders that requests a promissory note, in accordance with each such Lender’s Revolving Commitment Ratio of the Revolving Loan Commitment, in substantially in the form of Exhibit I.

“Revolving Loans” shall mean, collectively, the amounts (other than Agent Advances and Swing Loans) advanced from time to time by the Lenders to the Borrowers under the Revolving Loan Commitment, not to exceed the amount of the Revolving Loan Commitment.

“S&P” shall mean Standard & Poor’s Ratings Group, a division of McGraw-Hill, Inc., or any successor thereto.

“Sanctioned Country” shall mean a country subject to a sanctions program identified on the list maintained by OFAC and available at

http://www.treas.gov/offices/eotffc/ofac/sanctions/index.html, or as otherwise published from time to time.

“Sanctioned Person” shall mean (i) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html, or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

“SEA” shall mean the Securities and Exchange Act of 1934 and the rules promulgated thereunder by the Securities and Exchange Commission, as amended from time to time or any similar Federal law then in force.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar Federal law then in force.

“Security Agreement” shall mean that certain Amended and Restated Pledge and Security Agreement dated as of the Agreement Date among the Borrower Parties and the Administrative Agent, on behalf of, and for the benefit of, the Lender Group.

“Security Documents” shall mean, collectively, the Security Agreement, all UCC-1 financing statements and any other document, instrument or agreement granting Collateral for the Obligations, as the same may be amended or modified from time to time.

“Senior Notes” shall mean the senior debt securities of Parent issued under and pursuant to the terms of the Indenture and due June 11, 2011, as amended, restated, supplemented or otherwise modified from time to time in accordance with Section 8.13, and shall include (a) any note or notes issued in exchange, substitution or replacement thereof pursuant to the Indenture or (b) any new note offering or other financing used, in material part, to repay all or a portion of such senior debt securities of Parent so long as any such new note offering or other financing (i) is on market terms and conditions determined as of the date any such Funded Debt is incurred and (ii) has a maturity date not earlier than the date that is six months following the stated Maturity Date.

“Senior Notes Debt” shall mean Funded Debt evidenced by the Senior Notes Documents.

“Senior Notes Documents” shall mean the Senior Notes, the Indenture and any other document, instrument or other agreement executed in connection therewith, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with Section 8.13.

“Standby Letter of Credit” shall mean a Letter of Credit issued to support obligations of any Borrower Party incurred in the ordinary course of its business, and which is not a Documentary Letter of Credit.

“Subsidiary” shall mean, as applied to any Person, (a) any corporation of which more than fifty percent (50%) of the outstanding stock (other than directors’ qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership or limited liability company of which more than fifty percent (50%) of the outstanding partnership interests or membership interests, as the case may be, is at the time owned by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, and (b) any other entity which is controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person; provided, however, that as applied to Parent or its Subsidiaries, the term “Subsidiary” shall not include the Persons listed on Schedule 1(c) or any Excluded Subsidiary.

“Subsidiary Guarantors” shall mean all Subsidiaries of the Borrowers signatory to this Agreement as a “Guarantor” and all Subsidiaries of the Borrowers that have executed and delivered a Guaranty Supplement.

“Swing Bank” shall mean SunTrust Bank, or any other Lender who shall agree with the Administrative Agent and the Administrative Borrower to act as Swing Bank.

“Swing Loan Commitment” shall mean the obligation of the Swing Bank in accordance with Section 2.1(d) to make Swing Loans in the aggregate amount of up to $15,000,000, as such amount may be reduced from time to time pursuant to this Agreement.

“Swing Loans” shall mean, collectively, the amounts advanced from time to time by the Swing Bank to the Borrowers under the Swing Loan Commitment, not to exceed the amount of the Swing Loan Commitment.

“Taxes” shall have the meaning specified in Section 2.8(b)(i).

“TBG” shall mean Tommy Bahama Group, Inc., a Delaware corporation.

“Title IV Plan” shall mean a Plan that is an “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA, that is covered by Title IV of ERISA.

“Total Funded Debt” shall mean, as of any date of determination, all Funded Debt of the Borrowers and their Subsidiaries measured on a consolidated basis as of such date, but excluding Funded Debt of the type described in subsection (xi) of the definition thereof.

“UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Administrative Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“UK Credit Facility” shall mean one or more credit facilities in favor of Ben Sherman or any of its Subsidiaries, whether now existing or hereafter created or established, and any refinancing or replacement credit facilities.

“UK Credit Facility Documents” shall mean all documents executed by Ben Sherman or any of its Subsidiaries in connection with the UK Credit Facility, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with Section 8.13.

“Uniform Customs” shall mean the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600 (or such later revision as may be published by the International Chamber of Commerce on any date any Letter of Credit may be issued).

“Unused Line Fee” shall have the meaning specified in Section 2.4(b).

“US” or “United States” shall mean the United States of America.

“US Ben Sherman Holdco” shall mean Oxford Private Limited of Delaware, Inc., a Delaware corporation.

“USA Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“Voidable Transfer” shall have the meaning specified in Section 11.18.

“Wholly Owned Subsidiary” means, with respect to any Person, any corporation, partnership or other entity of which all of the Equity Interests (other than directors’

qualifying shares and other de minimus Equity Interests that are required to be issued to natural Persons, local residents or nationals or to a minimum number of holders of Equity Interests, in order to satisfy any requirements of Applicable Law) are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

Section 1.2             Accounting Principles.  The classification, character and amount of all assets, liabilities, capital accounts and reserves and of all items of income and expense to be determined, and any consolidation or other accounting computation to be made, and the interpretation of any definition containing any financial term, pursuant to this Agreement shall be determined and made in accordance with GAAP consistently applied, unless such principles are inconsistent with the express requirements of this Agreement; provided that if because of a change in GAAP after the date of this Agreement any Borrower or any of its Subsidiaries would be required to alter a previously utilized accounting principle, method or policy in order to remain in compliance with GAAP, such determination shall continue to be made in accordance with such Borrower’s or such Subsidiary’s previous accounting principles, methods and policies.  All accounting terms used herein without definition shall be used as defined under GAAP.  All financial calculations hereunder shall, unless otherwise stated, be determined for the Borrowers on a consolidated basis with their Subsidiaries.

Section 1.3             Other Interpretive Matters.  Each definition of an agreement in this Article 1 shall include such instrument or agreement as amended, restated, supplemented or otherwise modified from time to time with, if required, the prior written consent of the Majority Lenders, except as provided in Section 11.12 and otherwise to the extent permitted under this Agreement and the other Loan Documents.  Except where the context otherwise requires, definitions imparting the singular shall include the plural and vice versa.  Except where otherwise specifically provided herein, each reference to a “Section”, “Article”, “Exhibit” or “Schedule” shall be to a Section or Article of this Agreement or an Exhibit or Schedule attached to this Agreement.  Except where otherwise specifically restricted, reference to a party to a Loan Document includes that party and its successors and assigns.  All terms used herein which are defined in Article 9 of the UCC and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

Section 1.4             Certain Provisions Cumulative.  The permissive subsections and clauses in each Section of Article 8 are intended to be and are to be construed as cumulative provisions.  To the extent that any item, transaction, event, fact or circumstance would be permitted under more than one such subsection or clause of any Section of Article 8, such item, transaction, event, fact or circumstance shall be deemed permitted under one such subsection or clause without reducing the amount permitted under or otherwise limiting any other subsection or clause of such Section.  In any such case, the Borrowers may elect which such subsection or clause shall be deemed to permit any item, transaction, event, fact or circumstance, and notwithstanding any such election, may thereafter elect that such item, transaction, event, fact or circumstance be deemed permitted under another such subsection or clause that otherwise permits such item, transaction, event, fact or circumstance.

ARTICLE 2.

THE LOANS AND THE LETTERS OF CREDIT

Section 2.1             Extension of Credit.  Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, the Lenders have extended and agree, severally in accordance with their respective Revolving Commitment Ratios, and not jointly, to extend credit to the Borrowers in an aggregate principal amount not to exceed $175,000,000.

(a)           The Revolving Loans.  Each Lender agrees, severally in accordance with its Revolving Commitment Ratio and not jointly with the other Lenders, upon the terms and subject to the conditions of this Agreement, to lend and relend to the Borrowers, from time to time on any Business Day prior to the Maturity Date, amounts which do not exceed such Lender’s ratable share (based upon such Lender’s Revolving Commitment Ratio) of Availability as of such Business Day.  Subject to the terms and conditions hereof and prior to the Maturity Date, Advances under the Revolving Loan Commitment may be repaid and reborrowed from time to time on a revolving basis.

(b)           Intentionally Omitted.

(c)           The Letters of Credit.  Subject to the terms and conditions of this Agreement, each Issuing Bank agrees, severally in accordance with its Letter of Credit Commitment and not jointly, to issue Letters of Credit (or to arrange with a Foreign Issuer for the issuance of a Letter of Credit on behalf of such Issuing Bank) for the account of the Borrowers, from time to time on any Business Day prior to the date thirty (30) days prior to the Maturity Date, pursuant to Section 2.15 (i) in an aggregate outstanding face amount (A) for all Issuing Banks, not to exceed the Aggregate Letter of Credit Commitment at any time (B) for an individual Issuing Bank, not to exceed such Issuing Bank’s Letter of Credit Commitment and (ii) not to exceed, with respect to the issuance of any individual Letter of Credit as of any Business Day, the Available Letter of Credit Amount as of such Business Day.

(d)           The Swing Loans.  Subject to the terms and conditions of this Agreement, the Swing Bank, in its sole discretion, may from time to time on any Business Day after the Agreement Date but prior to the Maturity Date, make Swing Loans to the Borrowers (i) in an amount not to exceed Availability as of such Business Day and (ii) in an aggregate amount (including all Swing Loans outstanding as of such Business Day) not to exceed $15,000,000.

(e)           Overadvances.  If at any time the amount of the Aggregate Revolving Credit Obligations exceeds the Revolving Loan Commitment, the Borrowing Base or any other applicable limitation set forth in this Agreement (including, without limitation, the limitations on Swing Loans, Agent Advances and Letters of Credit) such excess (an “Overadvance”) shall nevertheless constitute a portion of the Obligations that are secured by the Collateral and are entitled to all benefits thereof.  For the avoidance of doubt, under no circumstances shall any Lender be required to make Loans (or be deemed to have purchased and received interests and participations in Letters of Credit) in an aggregate amount in excess of its Revolving Loan Commitment. In no event, however, shall the Borrowers have any right whatsoever to (i) receive any Revolving Loan, (ii) receive any Swing Loan, or (iii) request the issuance of any Letter of Credit if, before or after giving effect thereto, there shall exist a Default or an Overadvance.  In the event that (1) the Lenders shall make any Revolving Loans, (2) the Swing Bank shall make any Swing Loan, (3) the Administrative Agent shall make any Agent Advances or (4) the Issuing Banks shall agree to the issuance of any Letter of Credit, which in any such case gives rise to an Overadvance or an Overadvance should otherwise exist, the Borrowers shall make, on demand, a payment on the Obligations to be applied to the Revolving Loans, the Swing Loans, the Agent Advances and the Letter of Credit Reserve Account, as appropriate, in an aggregate principal amount equal to such Overadvance.

(f)            Agent Advances.

(i)            Subject to the limitations set forth below and notwithstanding anything else in this Agreement to the contrary, the Administrative Agent is authorized by the Borrowers and the Lenders, from time to time in the Administrative Agent’s sole discretion, (A) at any time that a Default exists, or (B) at any time that any of the other conditions precedent set forth in Article 4 have not been satisfied, to make Base Rate Advances to the Borrowers on behalf of the Lenders in an aggregate amount outstanding at any time not to exceed the lesser of (y) the Revolving Loan Commitment minus all Aggregate Revolving Credit Obligations and (z) $10,000,000, which the Administrative Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (3) to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including costs, fees and expenses as provided under this Agreement (any of such advances are herein referred to as “Agent Advances”); provided, that (i) such amount shall not be outstanding more than 30 days and (ii) the Majority Lenders may at any time revoke the Administrative Agent’s authorization to make Agent Advances.  Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof.  The Administrative Agent shall promptly provide to the Administrative Borrower written notice of any Agent Advance.

(ii)           The Agent Advances shall be secured by the Collateral and shall constitute Obligations hereunder.  Each Agent Advance shall bear interest as a Base Rate Advance.  Each Agent Advance shall be subject to all terms and conditions of this Agreement and the other Loan Documents applicable to Revolving Loans, except that all payments thereon shall be made to the Administrative Agent solely for its own account and the making of any Agent Advance shall not require the consent of the Borrowers.  The Administrative Agent shall have no duty or obligation to make any Agent Advance hereunder.

(iii)          The Administrative Agent shall notify each Lender no less frequently than weekly, as determined by the Administrative Agent, of the principal amount of Agent Advances outstanding as of 12:00 noon (Atlanta, Georgia time) as of such date, and each Lender’s pro rata share thereof.  Each Lender shall before 3:00 p.m. (Atlanta, Georgia time) on such Business Day make available to the Administrative Agent, in immediately available funds, the amount of its pro rata share of such principal amount of Agent Advances outstanding.  Upon such payment by a Lender, such Lender shall be deemed to have made a Revolving Loan to the Borrowers, notwithstanding any failure of the Borrowers to satisfy the conditions in Section 4.2.  The Administrative Agent shall use such funds to repay the principal amount of Agent Advances.  Additionally, if at any time any Agent Advances are outstanding, any of the events described in clauses (g) or (h) of Section 9.1 shall have occurred, then each Lender shall automatically, upon the occurrence of such event, and without any action on the part of the Administrative Agent, the Borrowers or the Lenders, be deemed to have purchased an undivided participation in the principal and interest of all Agent Advances then outstanding in an amount equal to such Lender’s Revolving Commitment Ratio and each Lender shall, notwithstanding such Event of Default, immediately pay to the Administrative Agent in immediately available funds, the amount of such Lender’s participation (and upon receipt thereof, the Administrative Agent shall deliver to such Lender, a loan participation certificate dated the date of receipt of such funds in such amount).  The disbursement of funds in connection with the settlement of Agent Advances hereunder shall be subject to the terms and conditions of this Section 2.1(f).

Section 2.2             Manner of Borrowing and Disbursement of Loans.

(a)           Choice of Interest Rate, etc.  Any Advance shall, at the option of the Borrowers, be made either as a Base Rate Advance or as a Eurodollar Advance (except for the first three (3) Business Days after the Agreement Date, during which period the Loans shall bear interest as a Base Rate Advance); provided, however, that (i) if the Administrative Borrower fails to give the Administrative Agent written notice specifying whether a Eurodollar Advance is to be repaid, continued or converted on a Payment Date, such Advance shall be converted to a Base Rate Advance on the Payment Date in accordance with Section 2.3(a)(iii), (ii) the Administrative Borrower may not

select a Eurodollar Advance (A) with respect to Swing Loans, (B) with respect to an Advance, the proceeds of which are to reimburse an Issuing Bank pursuant to Section 2.15, or (C) if, at the time of such Advance or at the time of the continuation of, or conversion to, a Eurodollar Advance pursuant to Section 2.2(c), a Default exists and (iii) all Agent Advances shall be made as Base Rate Advances.  Any notice given to the Administrative Agent in connection with a requested Advance hereunder shall be given to the Administrative Agent prior to 11:00 a.m. (Atlanta, Georgia time) in order for such Business Day to count toward the minimum number of Business Days required.

(b)           Base Rate Advances.

(i)            Initial and Subsequent Advances.  The Administrative Borrower shall give the Administrative Agent in the case of Base Rate Advances irrevocable notice by telephone not later than 11:00 a.m. (Atlanta, Georgia time) on the Business Day of such Base Rate Advance and shall immediately confirm any such telephone notice with a written Request for Advance; provided, however, that the failure by the Administrative Borrower to confirm any notice by telephone with a written Request for Advance shall not invalidate any notice so given.

(ii)           Repayments and Conversions.  The Borrowers may (A) subject to Section 2.5, at any time without prior notice repay a Base Rate Advance, or (B) upon at least three (3) Business Days’ irrevocable prior written notice by the Administrative Borrower to the Administrative Agent in the form of a Notice of Conversion/Continuation, convert all or a portion of the principal thereof to one or more Eurodollar Advances.  Upon the date indicated by the Administrative Borrower, such Base Rate Advance shall be so repaid or converted.

(c)           Eurodollar Advances.

(i)            Initial and Subsequent Advances.  The Administrative Borrower shall give the Administrative Agent in the case of Eurodollar Advances irrevocable notice by telephone not later than 11:00 a.m. (Atlanta, Georgia time) three (3) Business Days prior to the date of such Eurodollar Advance and shall immediately confirm any such telephone notice with a written Request for Advance; provided, however, that the failure by the Administrative Borrower to confirm any notice by telephone with a written Request for Advance shall not invalidate any notice so given.

(ii)           Repayments, Continuations and Conversions.  At least three (3) Business Days prior to each Payment Date for a Eurodollar Advance, the Administrative Borrower shall give the Administrative Agent written notice in the form of a Notice of Conversion/Continuation specifying whether all or a portion of such Eurodollar Advance outstanding on such Payment Date is to be continued

in whole or in part as one or more new Eurodollar Advances and also specifying the new Eurodollar Advance Period applicable to each such new Eurodollar Advance (and subject to the provisions of this Agreement, upon such Payment Date, such Eurodollar Advance shall be so continued).  Upon such Payment Date, any Eurodollar Advance (or portion thereof) not so continued shall be converted to a Base Rate Advance or, subject to Section 2.5, be repaid.

(iii)          Miscellaneous.  Notwithstanding any term or provision of this Agreement which may be construed to the contrary, each Eurodollar Advance shall be in a principal amount of no less than $1,000,000 and in an integral multiple of $500,000 in excess thereof, and at no time shall the aggregate number of all Eurodollar Advances then outstanding exceed six (6).

(d)           Notification of Lenders.  Upon receipt of a (i) Request for Advance or a telephone or telecopy request for Advance, (ii) notification from an Issuing Bank that a draw has been made under any Letter of Credit (unless such Issuing Bank will be reimbursed through the funding of a Swing Loan), or (iii) notice from the Administrative Borrower with respect to the prepayment of any outstanding Eurodollar Advance prior to the Payment Date for such Advance, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof and the amount of each Lender’s portion of any such Advance.  Each Lender shall, not later than 3:00 p.m. (Atlanta, Georgia time) on the date specified for such Advance (under clause (i) or (ii) above) in such notice, make available to the Administrative Agent at the Administrative Agent’s Office, or at such account as the Administrative Agent shall designate, the amount of such Lender’s portion of the Advance in immediately available funds.

(e)           Disbursement.  Prior to 4:00 p.m. (Atlanta, Georgia time) on the date of an Advance hereunder, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in Article 4, disburse the amounts made available to the Administrative Agent by the Lenders in like funds by (i) transferring the amounts so made available by wire transfer to the Borrowers’ Disbursement Account or (ii) in the case of an Advance the proceeds of which are to reimburse an Issuing Bank pursuant to Section 2.15, transferring such amounts to such Issuing Bank.  Unless the Administrative Agent shall have received notice from a Lender prior to 1:00 p.m. (Atlanta, Georgia time) on the date of any Advance that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Advance, the Administrative Agent may assume that such Lender has made or will make such portion available to the Administrative Agent on the date of such Advance and the Administrative Agent may, in its sole discretion and in reliance upon such assumption, make available to the Borrowers or the appropriate Issuing Bank, as applicable, on such date a corresponding amount.  If and to the extent such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers or the appropriate Issuing Bank, as applicable, until the date such amount is repaid to the Administrative Agent, (x) for the first two (2) Business Days, at the Federal Funds Rate for such Business Days, and (y) thereafter, at the Base Rate.  If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s portion of the applicable Advance for purposes of this Agreement and if both such Lender and the Borrowers shall pay and repay such corresponding amount, the Administrative Agent shall promptly relend to the Borrowers such corresponding amount.  If such Lender does not repay such corresponding amount immediately upon the Administrative Agent’s demand therefor, the Administrative Agent shall notify the Administrative Borrower and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent.  The failure of any Lender to fund its portion of any Advance shall not relieve any other Lender of its obligation, if any, hereunder to fund its respective portion of the Advance on the date of such borrowing, but no Lender shall be responsible for any such failure of any other Lender.  In the event that a Lender for any reason fails or refuses to fund its portion of an Advance in violation of this Agreement, then, until such time as such Lender has funded its portion of such Advance, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal and interest due in respect of such Advance, such non-funding Lender shall not (i) have the right to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document and, with respect to any such Lender, the amount of the Revolving Loan Commitments or Loans, as applicable, held by such Lender shall not be counted as outstanding for purposes of determining “Majority Lenders” hereunder, and (ii) be entitled to receive any payments of principal, interest or fees from the Borrowers or the Administrative Agent (or the other Lenders) in respect of its Loans.

(f)            Deemed Requests for Advance.   Unless payment is otherwise timely made by the Borrowers, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents as principal, interest, reimbursement obligations in connection with Letters of Credit, premiums, fees, reimbursable expenses or other sums payable hereunder shall be deemed irrevocably to be a Request for Advance on the due date of, and in an aggregate amount required to pay, such principal, interest, reimbursement obligations in connection with Letters of Credit, premiums, fees, reimbursable expenses or other sums payable hereunder, and the proceeds of a Revolving Loan made pursuant thereto may be disbursed by way of direct payment of the relevant Obligation and shall bear interest as a Base Rate Advance.  The Lenders shall have no obligation to the Borrowers to honor any deemed Request for Advance under this Section 2.2(f) unless all the conditions set forth in Section 4.2 have been satisfied, but, with the consent of the Lenders required under the last sentence of Section 4.2, may do so in their sole discretion and without regard to the existence of, and without being deemed to have waived, any Default and without regard to the existence or creation of an Overadvance or the failure by the Borrowers to satisfy any of the conditions set forth in Section 4.2.  No further authorization, direction or approval by the Borrowers shall be required to be given by the Borrowers for any deemed Request for Advance under this Section 2.2(f).  The Administrative Agent shall promptly provide to the Administrative Borrower written notice of any Advance pursuant to this Section 2.2(f).  The Borrowers have established with the Administrative Agent a master disbursement account into which the Administrative Agent wires proceeds of Advances from time to time (the “Controlled Disbursement Account”).  Until such time as the Administrative Agent in its sole discretion delivers written notice to the contrary, the presentation for payment by the Administrative Agent of any check or other item of payment drawn on the Controlled Disbursement Account at a time when there are insufficient funds in such account to cover such check or other item of payment shall be deemed irrevocably to be a request (without any requirement for the submission of a Request for Advance) for an Advance on the date of such presentation and in an amount equal to the aggregate amount of the items presented for payment, and the proceeds of such Advances may be disbursed to the Controlled Disbursement Account and shall bear interest as a Base Rate Advance.

(g)           Special Provisions Pertaining to Swing Loans.

(i)            The Administrative Borrower shall give the Swing Bank written notice in the form of a Request for Advance, or notice by telephone no later than 1:00 p.m. (Atlanta, Georgia time) on the date on which the Borrowers wish to receive an Advance of any Swing Loan followed immediately by a written Request for Advance, with a copy to the Administrative Agent; provided, however, that the failure by the Administrative Borrower to confirm any notice by telephone with a written Request for Advance shall not invalidate any notice so given; provided further, however, that any request by the Administrative Borrower of a Base Rate Advance under the Revolving Loan Commitment shall be deemed to be a request for a Swing Loan unless the Administrative Borrower specifically requests otherwise.  Each Swing Loan shall bear interest at the rate equal to the sum of (A) the Base Rate and (B) the Applicable Margin with respect to Base Rate Advances.  If the Swing Bank, in its sole discretion, elects to make the requested Swing Loan, the Swing Loan shall be made on the date specified in the notice or the Request for Advance and such notice or Request for Advance shall specify (i) the amount of the requested Swing Loan, and (ii) instructions for the disbursement of the proceeds of the requested Swing Loan.  Each Swing Loan shall be subject to all the terms and conditions applicable to Revolving Loans, except that all payments thereon shall be payable to the Swing Bank solely for its own account.  The Swing Bank shall have no duty or obligation to make any Swing Loans hereunder.  The Swing Bank shall not make any Swing Loans if the Swing Bank has received written notice from any Lender (or the Swing Bank has actual knowledge) that one or more applicable conditions precedent set forth in Section 4.2 will not be satisfied (or waived pursuant to the last sentence of Section 4.2) on the requested Advance date.  In the event the Swing Bank in its sole and absolute discretion elects to make any requested Swing Loan, the Swing Bank shall make the proceeds of such Swing Loan available to the Borrowers by deposit of Dollars in same day funds by wire transfer to the Disbursement

Account.  In the event that the Swing Bank informs the Administrative Agent that it will not make the requested Advance as a Swing Loan, then such request will be deemed a request for a Base Rate Advance under the Revolving Loan Commitment.

(ii)           The Swing Bank shall notify the Administrative Agent and in turn the Administrative Agent shall notify each Lender no less frequently than weekly, as determined by the Administrative Agent, of the principal amount of Swing Loans outstanding as of 12:00 noon (Atlanta, Georgia time) as of such date and each Lender’s pro rata share (based on its Revolving Commitment Ratio) thereof.  Each Lender shall before 3:00 p.m. (Atlanta, Georgia time) on such date of notice make available to the Administrative Agent, in immediately available funds, the amount of its pro rata share (based on its Revolving Commitment Ratio) of such principal amount of Swing Loans outstanding.  Upon such payment by a Lender, such Lender shall be deemed to have made a Revolving Loan to the Borrowers, notwithstanding any failure of the Borrowers to satisfy the conditions in Section 4.2.  The Administrative Agent shall use such funds to repay the principal amount of Swing Loans to the Swing Bank.  Additionally, if at any time any Swing Loans are outstanding, any of the events described in clauses (g) or (h) of Section 9.1 shall have occurred, then each Lender shall automatically upon the occurrence of such event and without any action on the part of the Swing Bank, the Borrowers, the Administrative Agent or the Lenders be deemed to have purchased an undivided participation in the principal and interest of all Swing Loans then outstanding in an amount equal to such Lender’s Revolving Commitment Ratio of the principal and interest of all Swing Loans then outstanding and each Lender shall, notwithstanding such Event of Default, immediately pay to the Administrative Agent for the account of the Swing Bank in immediately available funds, the amount of such Lender’s participation (and upon receipt thereof, the Swing Bank shall deliver to such Lender a loan participation certificate dated the date of receipt of such funds in such amount).  The disbursement of funds in connection with the settlement of Swing Loans hereunder shall be subject to the terms and conditions of Section 2.2(e).

Section 2.3             Interest.

(a)           On Loans.  Interest on the Loans, subject to Sections 2.3(b) and (c), shall be payable as follows:

(i)            On Base Rate Advances.  Interest on each Base Rate Advance shall be computed for the actual number of days elapsed on the basis of a hypothetical year of three hundred sixty (360) days and shall be payable monthly in arrears on the second Business Day of each calendar month for the prior calendar month, commencing with calendar month ending August 31, 2008.  Interest on Base Rate Advances then outstanding shall also be due and payable on the Maturity Date (or the date of any earlier prepayment in full of the Obligations). Interest shall accrue and be payable on each Base Rate Advance at a per annum interest rate equal to the sum of (A) the Base Rate and (B) the Applicable Margin with respect to Base Rate Advances.

(ii)           On Eurodollar Advances.  Interest on each Eurodollar Advance shall be computed for the actual number of days elapsed on the basis of a hypothetical year of three hundred sixty (360) days and shall be payable in arrears on (x) the Payment Date for such Advance, and (y) if the Eurodollar Advance Period for such Advance is greater than three (3) months, on the last day of each three month period prior to the expiration of the applicable Eurodollar Advance Period for such Advance.  Interest on Eurodollar Advances then outstanding shall also be due and payable on the Maturity Date (or the date of any earlier prepayment in full of the Obligations).  Interest shall accrue and be payable on each Eurodollar Advance at a rate per annum equal to the sum of (A) the Eurodollar Basis applicable to such Eurodollar Advance and (B) the Applicable Margin with respect to Eurodollar Advances.

(iii)          If No Notice of Selection of Interest Rate.  If the Administrative Borrower fails to give the Administrative Agent timely notice of its selection of a Eurodollar Basis, or if for any reason a determination of a Eurodollar Basis for any Advance is not timely concluded, the Base Rate shall apply to such Advance.  If the Administrative Borrower fails to elect to continue any Eurodollar Advance then outstanding prior to the last Payment Date applicable thereto in accordance with the provisions of Section 2.2, as applicable, the Base Rate shall apply to such Advance commencing on and after such Payment Date.

(b)           Upon Default.  Upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s discretion or upon the request of the Majority Lenders, interest on the outstanding Obligations shall accrue at the Default Rate. Interest accruing at the Default Rate shall be payable on demand and in any event on the Maturity Date (or the date of any earlier prepayment in full of the Obligations) and shall accrue until the earliest to occur of (i) waiver of the applicable Event of Default in accordance with Section 11.12, (ii) agreement by the Majority Lenders to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations.  The Lenders shall not be required to (A) accelerate the maturity of the Loans, (B) terminate the Revolving Loan Commitments, or (C) exercise any other rights or remedies under the Loan Documents in order to charge interest hereunder at the Default Rate.

(c)           Computation of Interest.  In computing interest on any Advance, the date of making the Advance shall be included and the date of payment shall be excluded; provided, however, that if an Advance is repaid on the date that it is made, one (1) day’s interest shall be due with respect to such Advance.

Section 2.4             Fees.

(a)           Fee Letter.  The Borrowers jointly and severally agree to pay to the Administrative Agent such fees as are set forth in the Fee Letter.

(b)           Unused Line Fee.  The Borrowers jointly and severally agree to pay to the Administrative Agent, for the account of the Lenders in accordance with their respective Revolving Commitment Ratios, an unused line fee (“Unused Line Fee”) on the aggregate amount by which the Revolving Loan Commitment exceeded the sum of the average daily amount of Aggregate Revolving Credit Obligations (other than with respect to any Swing Loans and Agent Advances) for each day from the Agreement Date through the Maturity Date (or the date of any earlier prepayment in full of the Obligations), at a per annum rate equal to three-tenths of one percent (0.30%).  Such Unused Line Fee shall be computed on the basis of a hypothetical year of three hundred sixty (360) days for the actual number of days elapsed, shall be payable in arrears on August 31, 2008, for the calendar month then ended and thereafter shall be payable monthly in arrears on the last day of each calendar month thereafter for the calendar month then ended, and if then unpaid, on the Maturity Date (or the date of any earlier prepayment in full of the Obligations), and shall be fully earned when due and non-refundable when paid.

(c)           Letter of Credit Fees.

(i)  The Borrowers shall pay to the Administrative Agent for the account of the Lenders, in accordance with their respective Revolving Commitment Ratios, a fee on the stated amount of any outstanding Letters of Credit for each day from the Date of Issue through the Maturity Date (or the date of any earlier prepayment in full of the Obligations) at a rate per annum on the amount of the Letter of Credit Obligations equal to the Applicable Margin in effect from time to time with respect to Letter of Credit fees.  Such Letter of Credit fee shall be computed on the basis of a hypothetical year of three hundred sixty (360) days for the actual number of days elapsed, shall be payable monthly in arrears for each calendar month on the last day of such calendar month, commencing on August 31, 2008, and if then unpaid, on the Maturity Date (or the date of any earlier prepayment in full of the Obligations), and shall be fully earned when due and non-refundable when paid.

(ii)           The Borrowers shall also pay to the Administrative Agent, for the account of each applicable Issuing Bank, (A) a fee on the stated amount of each Letter of Credit issued by or on behalf of such Issuing Bank for each day from the Date of Issue through the expiration date of each such Letter of Credit (or any earlier prepayment in full of the Obligations) at a rate of one-eighth of one percent (0.125%) per annum which fee shall be computed on the basis of a hypothetical year of three hundred sixty (360) days for the actual number of days elapsed, shall be payable monthly in arrears on the last day of each calendar month for the calendar month then ended, commencing on August 31, 2008, and, if unpaid on the Maturity Date (or any earlier prepayment in full of the Obligations) and (B) any reasonable and customary fees charged by the Issuing Banks for issuance and administration of such Letters of Credit.  The foregoing fees shall be fully earned when due, and non-refundable when paid.

(d)           Computation of Fees.  In computing any fees payable under this Section 2.4, the first day of the applicable period shall be included and the date of the payment shall be excluded.

Section 2.5             Prepayment/Reduction of Commitment.

(a)           The principal amount of any Base Rate Advance may be repaid in full or in part at any time, without penalty or prior notice; and the principal amount of any Eurodollar Advance may be prepaid prior to the applicable Payment Date, provided that the Borrowers shall reimburse the Lenders and the Administrative Agent, on the earlier of demand or the Maturity Date, for any Funding Losses or reasonable out-of-pocket expense incurred by the Lenders or the Administrative Agent in connection with such prepayment, as set forth in Section 2.9.  Each notice of prepayment of any Eurodollar Advance shall be irrevocable, and each prepayment or repayment made under this Section 2.5(a) shall include the accrued interest on the amount so prepaid or repaid.  Upon receipt of any notice of repayment or prepayment, the Administrative Agent shall promptly notify each Lender of the contents thereof by telephone or telecopy and of such Lender’s portion of the repayment or prepayment.  Notwithstanding the foregoing, the Borrowers shall not make any repayment or prepayment of the Revolving Loans unless and until the balance of the Swing Loans and the Agent Advances then outstanding is zero.  Other than with respect to amounts required to be applied to the Loans pursuant to the last sentence of Section 2.6(a) or pursuant to Section 2.6(c) or Section 6.15, repayments or prepayments of principal hereunder shall be in minimum amounts of $1,000,000 and integral multiples of $100,000 in excess thereof.  Except as provided in Section 2.5(b), any repayment and prepayment of Advances outstanding under the Revolving Loan Commitment shall not reduce the Revolving Loan Commitment.  Any prepayment of the Loans shall not affect the Borrowers’ obligation to continue to make payments under any swap agreement (as defined in 11 U.S.C. §101), including, without limitation any such swap agreement that is a Lender Hedge Agreement, which shall remain in full force and effect notwithstanding such prepayment, subject to the terms of the applicable swap agreement.

(b)           The Borrowers shall have the right, at any time and from time to time after the Agreement Date and prior to the Maturity Date, upon at least thirty (30) days’ prior written notice to the Administrative Agent, without premium or penalty, to cancel or reduce permanently all or a portion of the Revolving Loan Commitment on a pro rata basis among the Lenders in accordance with their respective Revolving Commitment Ratios; provided, that (i) any such partial reduction shall be made in an amount not less than $5,000,000 and in integral multiples of $1,000,000 in excess thereof and (ii) the Revolving Loan Commitment may not be reduced to an amount below the then outstanding Letter of Credit Obligations.  As of the date of cancellation or reduction set forth in such notice, the Revolving Loan Commitment shall be permanently canceled or reduced to the amount stated in the Administrative Borrower’s notice for all purposes herein, and the Borrowers shall pay to the Administrative Agent for the account of the Lenders the amount necessary to repay in full the principal amount of the Revolving Loans, Swing Loans and Agent Advances or reduce the principal amount of the Revolving Loans, Swing Loans and Agent Advances then outstanding to not more than the amount of the Revolving Loan Commitment as so reduced, together with accrued interest on the amount so prepaid and the Unused Line Fee set forth in Section 2.4(b) accrued through the date of the reduction with respect to the amount reduced, and shall reimburse the Administrative Agent and the Lenders for any Funding Losses or out-of-pocket expense incurred by any of them in connection with such payment as set forth in Section 2.9 and, in the case of cancellation of the Revolving Loan Commitment, shall secure the Letter of Credit Obligations through the delivery of cash collateral in an amount equal to 105% of the Letters of Credit Obligations.

Section 2.6             Repayment.

(a)           The Revolving Loans.  All unpaid principal and accrued interest on the Revolving Loans shall be due and payable in full on the Maturity Date.  Notwithstanding the foregoing, however, in the event that at any time and for any reason there shall exist an Overadvance, the Borrowers shall pay to the Administrative Agent, on demand, an amount equal to the Overadvance, which payment shall constitute a mandatory payment of the Revolving Loans, Agent Advances, Swing Loans and Letter of Credit Reserve Account, as appropriate.

(b)           Intentionally Omitted.

(c)           Other Mandatory Repayments.

(i)            In the event that after the Agreement Date, any Borrower Party shall issue any Equity Interests or shall incur any Funded Debt other than Funded Debt permitted under Section 8.1, one hundred percent (100%) of the Net Cash Proceeds received by such Borrower Party from such issuance or incurrence shall be paid within one (1) Business Day of receipt of the proceeds thereof by such Borrower Party to the Lenders as a mandatory payment of the Loans.  Any payment due hereunder shall be applied first to repay outstanding Agent Advances, second to outstanding Swing Loans and then to repay outstanding Revolving Loans.  So long as no Event of Default exists, all such other Net Cash Proceeds shall be applied in the manner set forth in Section 2.11(a).  Notwithstanding the foregoing, if an Event of Default exists, all such Net Cash Proceeds shall be applied in the manner set forth in Section 2.11(b).  The Revolving Loan Commitment shall not be permanently reduced by the amount of any payment of the Agent Advances, Swing Loans or Revolving Loans due under this Section 2.6(c)(i). Nothing in this Section shall authorize any Borrower Party to incur any Funded Debt except as expressly permitted by this Agreement or to issue any Equity Interests except to the extent not prohibited by this Agreement.

(ii)           All Net Cash Proceeds from the sale (other than the sale of Inventory in the ordinary course of business and other asset dispositions in a aggregate amount not to exceed $500,000 per fiscal year) or casualty or condemnation loss of any Collateral or other assets of any Borrower Party shall be paid within one (1) Business Day of receipt of the proceeds thereof by the Borrower Parties as a mandatory payment of the Obligations.  So long as no Event of Default exists, all such Net Cash Proceeds (other than Net Cash Proceeds from the sale of Inventory in the ordinary course of business or other asset dispositions in an aggregate amount not to exceed $500,000 per fiscal year) shall be applied first to repay outstanding Agent Advances, second to outstanding Swing Loans and then to repay outstanding Revolving Loans.  So long as no Event of Default exists, all such other Net Cash Proceeds shall be applied in the manner set forth in Section 2.11(a).  Notwithstanding the foregoing, if an Event of Default exists, all such Net Cash Proceeds shall be applied in the manner set forth in Section 2.11(b).  The Revolving Loan Commitment shall not be permanently reduced by the amount of any payment of the Agent Advances, Swing Loans or Revolving Loans due under this Section 2.6(c)(ii).

(d)           The Other Obligations.  In addition to the foregoing, the Borrowers hereby promise to pay all Obligations (other than Obligations in respect of Bank Products), including, without limitation, the principal amount of the Loans, amounts drawn under Letters of Credit and interest and fees on the foregoing, as the same become due and payable hereunder and, in any event, on the Maturity Date.

Section 2.7             Notes; Loan Accounts.

(a)           The Loans shall be repayable in accordance with the terms and provisions set forth herein and, upon request by any Lender, the Loans owed to such Lender shall be evidenced by Revolving Loan Notes.  A Revolving Loan Note shall be payable to the order of each Lender requesting such a Note in accordance with the Revolving Commitment Ratio of such Lender.  Each such Note shall be issued by the Borrowers to the applicable Lender and shall be duly executed and delivered by an Authorized Signatory of each Borrower.

(b)           The Administrative Agent shall open and maintain on its books in the name of the Borrowers a loan account with respect to the Loans and interest thereon (the “Loan Account”).  The Administrative Agent shall debit such Loan Account for the principal amount of each Advance made by it on behalf of the Lenders, accrued interest thereon, and all other amounts which shall become due from the Borrowers pursuant to this Agreement and shall credit the Loan Account for each payment which the Borrowers shall make in respect to the Obligations.  The records of the Administrative Agent with respect to such Loan Account shall be conclusive evidence of the Loans and accrued interest thereon, absent manifest error.

Section 2.8             Manner of Payment.

(a)           When Payments Due.

(i)            Each payment (including any prepayment) by the Borrowers on account of the principal of or interest on the Loans, fees, and any other amount owed to any member of the Lender Group under this Agreement or the other Loan Documents shall be made not later than 12:00 noon (Atlanta, Georgia time) on the date specified for payment under this Agreement or any other Loan Document to the Administrative Agent at the Administrative Agent’s Office, for the account of the Lenders, the Issuing Banks or the Administrative Agent, as the case may be, in Dollars in immediately available funds.  Any payment received by the Administrative Agent after 12:00 noon (Atlanta, Georgia time) shall be deemed received on the next Business Day.  In the case of a payment for the account of a Lender, the Administrative Agent will promptly thereafter distribute the amount so received in like funds to such Lender.  In the case of a payment for the account of an Issuing Bank, the Administrative Agent will promptly thereafter distribute the amount so received in like funds to such Issuing Bank.  If the Administrative Agent shall not have received any payment from the Borrowers as and when due, the Administrative Agent will promptly notify the Lenders accordingly.

(ii)           Except as provided in the definition of Eurodollar Advance Period, if any payment under this Agreement or any other Loan Document shall be specified to be made on a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

(b)           No Deduction.

(i)            Any and all payments of principal and interest, or of any fees or indemnity or expense reimbursements by the Borrowers hereunder or under any other Loan Documents (the “Borrower Payments”) shall be made without setoff or counterclaim and free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings with respect to such Borrower Payments and all interest, penalties or similar liabilities with respect thereto, excluding taxes imposed on the net income of any member of the Lender Group by the jurisdiction under the laws of which such member of the Lender Group is organized or conducts business or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges or withholdings and liabilities collectively or individually

“Taxes”).  If any Borrower shall be required to deduct any Taxes from or in respect of any sum payable to any member of the Lender Group hereunder or under any other Loan Document, (i) the sum payable shall be increased by the amount (an “additional amount”) necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.8(b)(i), such member of the Lender Group shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

(ii)           In addition, the Borrowers shall pay to the relevant Governmental Authority in accordance with Applicable Law any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (such taxes being “Other Taxes”).

(iii)          The Borrowers shall indemnify the members of the Lender Group for the full amount of Taxes and Other Taxes with respect to Borrower Payments paid by such Person, and any liability (including penalties, interest and expenses (including reasonable attorney’s fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority.  A certificate setting forth and containing an explanation in reasonable detail of the manner in which such amount shall have been determined and the amount of such payment or liability prepared by a member of the Lender Group or the Administrative Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes.  Such indemnification shall be made within thirty (30) days after the date the Administrative Agent or such member, as the case may be, makes written demand therefor.  If any Taxes or Other Taxes for which the Administrative Agent or any member of the Lender Group has received indemnification from the Borrowers hereunder shall be finally determined to have been incorrectly or illegally asserted and are refunded to the Administrative Agent or such member, the Administrative Agent or such member, as the case may be, shall promptly forward to the Borrowers any such refunded amount (after deduction of any Tax or Other Tax paid or payable by any member of the Lender Group as a result of such refund), not exceeding the increased amount paid by the Borrowers pursuant to this Section 2.8(b).

(iv)          As soon as practicable after the date of any payment of Taxes or Other Taxes by the Borrowers to the relevant Governmental Authority, the Administrative Borrower will deliver to the Administrative Agent, at its address, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

(v)           On or prior to the Agreement Date (or, in the case of any Lender that becomes a party to this Agreement pursuant to an Assignment and Acceptance, on or prior to the effective date of such Assignment and Acceptance), each Lender which is organized in a jurisdiction other than the United States or a political subdivision thereof (a “Foreign Lender”) shall provide each of the Administrative Agent and the Administrative Borrower with either (A) two (2) properly executed originals of Form W-8ECI or Form W-8BEN (or any successor forms) prescribed by the Internal Revenue Service or other documents satisfactory to the Administrative Borrower and the Administrative Agent, as the case may be, certifying (1) as to such Foreign Lender’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Foreign Lender hereunder and under any other Loan Documents or Bank Products Documents or (2) that all payments to be made to such Foreign Lender hereunder and under any other Loan Documents and Bank Products Documents are subject to such taxes at a rate reduced to zero by an applicable tax treaty, or (B)(1) a certificate executed by such Lender certifying that such Lender is not a “bank” and that such Lender qualifies for the portfolio interest exemption under Section 881(c) of the Code, and (2) two (2) properly executed originals of Internal Revenue Service Form W-8BEN (or any successor form), in each case, certifying such Lender’s entitlement to an exemption from United States withholding tax with respect to payments of interest to be made hereunder or under any other Loan Documents or Bank Products Documents.  Each such Foreign Lender agrees to provide the Administrative Agent and the Administrative Borrower with new forms prescribed by the Internal Revenue Service upon the expiration or obsolescence of any previously delivered form, or after the occurrence of any event requiring a change in the most recent forms delivered by it to the Administrative Agent and the Administrative Borrower.

(vi)          The Borrowers shall not be required to indemnify any Foreign Lender, or to pay any additional amounts to such Foreign Lender pursuant to Section 2.8(b)(i) or (b)(iii) above to the extent that (A) the obligation to withhold amounts with respect to United States Federal, state or local withholding tax existed on the date such Foreign Lender became a party to this Agreement (or, in the case of a transferee, on the effective date of the Assignment and Acceptance pursuant to which such transferee became a Lender) or, with respect to payments to a new lending office, the date such Foreign Lender designated such new lending office; provided, however, that this clause (A) shall not apply to any Foreign Lender that became a Lender or new lending office that became a new lending office as a result of an assignment or designation made at the request of the Administrative Borrower; and provided further, however, that this clause (A) shall not apply to the extent the indemnity payment or additional amounts, if any, that any member of the Lender Group through a new lending office would be entitled to receive (without regard to this clause (A)) do not exceed the indemnity payment or additional amounts that the Person making the assignment or transfer to such member of the Lender Group making the designation of such new lending office would have been entitled to receive in the absence of such assignment, transfer or designation or (B) the obligation to pay such additional amounts or such indemnity payments would not have arisen but for a failure by such member of the Lender Group to comply with the provisions of Section 2.8(b)(v) above.

(vii)         Nothing contained in this Section 2.8(b) shall require any member of the Lender Group to make available to the Borrowers any of its tax returns (or any other information) that it deems confidential or proprietary.

Section 2.9             Reimbursement.  Whenever any Lender shall sustain or incur any Funding Losses or out-of-pocket expenses in connection with (a) failure by the Borrowers to borrow or continue any Eurodollar Advance, or convert any Advance to a Eurodollar Advance, in each case, after having given notice of their intention to do so in accordance with Section 2.2 (whether by reason of the election of the Borrowers not to proceed or the non-fulfillment of any of the conditions set forth in this Agreement), or (b) prepayment of any Eurodollar Advance in whole or in part for any reason or (c) failure by the Borrowers to prepay any Eurodollar Advance after giving notice of its intention to prepay such Advance, the Borrowers agree to pay to such Lender, promptly upon such Lender’s demand therefor, an amount sufficient to compensate such Lender for all such Funding Losses and out-of-pocket expenses.  Such Lender’s good faith determination of the amount of such Funding Losses and out-of-pocket expenses, absent manifest error, shall be binding and conclusive.  Losses subject to reimbursement hereunder shall include, without limitation, expenses incurred by any Lender or any participant of such Lender permitted hereunder in connection with the re-employment of funds prepaid, repaid, not borrowed, or paid, as the case may be, and any lost profit of such Lender or any participant of such Lender over the remainder of the Eurodollar Advance Period for such prepaid Advance.  For purposes of calculating amounts payable to a Lender under this paragraph, each Lender shall be deemed to have actually funded its relevant Eurodollar Advance through the purchase of a deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Eurodollar Advance and having a maturity and repricing characteristics comparable to the relevant Eurodollar Advance Period; provided, however, that each Lender may fund each of its Eurodollar Advances in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section.

Section 2.10           Pro Rata Treatment.

(a)           Advances.  Each Advance with respect to the Revolving Loans from the Lenders under this Agreement shall be made pro rata on the basis of their respective Revolving Commitment Ratios.

(b)           Payments.  Each payment and prepayment of the principal of the Revolving Loans and each payment of interest on the Revolving Loans received from the Borrowers shall be made by the Administrative Agent to the Lenders pro rata on the basis of their respective unpaid principal amounts thereof outstanding immediately prior to such payment or prepayment (except in cases when a Lender’s right to receive payments is restricted pursuant to Section 2.2(e)).  If any Lender shall obtain any payment (whether involuntary, through the exercise of any right of set-off or otherwise) on account of the Loans in excess of its ratable share of Loans under its Aggregate Commitment Ratio (or in violation of any restriction set forth in Section 2.2(e)), such Lender shall forthwith purchase from the other Lenders such participation in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery without interest thereon unless the Lender obligated to repay such amount is required to pay interest.  The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 2.10(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

Section 2.11           Application of Payments.

(a)           Payments Prior to Event of Default.  Prior to the occurrence and continuance of an Event of Default, all amounts received by the Administrative Agent from the Borrowers (other than payments specifically earmarked for application to certain principal, interest, fees or expenses hereunder or payments made pursuant to Section 2.6(c) (which shall be applied as earmarked or, with respect to payments under Section 2.6(c), as set forth in Section 2.6(c))), shall be distributed by the Administrative Agent in the following order of priority:

FIRST, to the payment of out-of-pocket costs and expenses (including without limitation reasonable attorneys’ fees) of the Administrative Agent with enforcing the rights of the Lenders under the Loan Documents, and any Agent Advances made by the Administrative Agent under or pursuant to the terms of the Loan Documents;

SECOND, to payment of any fees owed to the Administrative Agent, the Issuing Banks or the Swing Bank hereunder or under any other Loan Document;

THIRD, to the payment of all obligations consisting of accrued fees and interest payable to the Lenders hereunder;

FOURTH, to the payment of principal then due and payable on the Swing Loans;

FIFTH, to the payment of principal then due and payable on the Revolving Loans;

SIXTH, to the payment of the Obligations arising in respect of Bank Products then due and payable; and

SEVENTH, to the payment of all other Obligations not otherwise referred to in this Section 2.11(a) then due and payable.

(b)           Payments Subsequent to Event of Default.  Notwithstanding anything in this Agreement or any other Loan Documents which may be construed to the contrary, subsequent to the occurrence and during the continuance of an Event of Default, payments and prepayments with respect to the Obligations made to the Lender Group, or any of them, or otherwise received by any member of the Lender Group (from realization on Collateral or otherwise) shall be distributed in the following order of priority (subject, as applicable, to Section 2.10):

FIRST, to the payment of out-of-pocket costs and expenses (including without limitation reasonable attorneys’ fees) of the Administrative Agent with enforcing the rights of the Lenders under the Loan Documents, and any Agent Advances made by the Administrative Agent under or pursuant to the terms of the Loan Documents (including, without limitation, any costs incurred in connection with the sale or disposition of any Collateral);

SECOND, to payment of any fees owed to the Administrative Agent, the Issuing Banks or the Swing Bank hereunder or under any other Loan Document;

THIRD, to the payment of out-of-pocket costs and expenses (including without limitation reasonable attorneys’ fees) of the Lenders with enforcing the rights of its rights under the Loan Documents;

FOURTH, to the payment of all obligations consisting of accrued fees and interest payable to the Lenders hereunder;

FIFTH, to the payment of the principal of the Swing Loans then outstanding,

SIXTH, pro rata, to (i) the payment of principal on the Revolving Loans then outstanding, and (ii) the Letter of Credit Reserve Account to the extent of one hundred five percent (105%) of any Letter of Credit Obligations then outstanding,

SEVENTH, to the payment of any Obligation arising in respect of the Bank Products;

EIGHTH, to any other Obligations not otherwise referred to in this Section 2.11(b); and

NINTH, upon satisfaction in full of all Obligations, to the Borrowers or as otherwise required by law.

Section 2.12           Use of Proceeds.  The proceeds of the Loans shall be used by the Borrowers as follows:

(a)           The proceeds of the initial Advance of Revolving Loans hereunder shall be used on the Agreement Date to refinance existing Funded Debt and to fund transaction costs.

(b)           The balance of the proceeds of the Loans shall be used (i) to fund future acquisitions permitted hereunder, (ii) to provide for working capital and (iii) for the Borrowers’ general corporate purposes.

Section 2.13           All Obligations to Constitute One Obligation.  All Obligations shall constitute one general obligation of the Borrowers and shall be secured by the Administrative Agent’s security interest (on behalf of, and for the benefit of, the Lender Group) and Lien upon all of the Collateral, and by all other security interests and Liens heretofore, now or at any time hereafter granted by any Borrower Party to the Administrative Agent or any other member of the Lender Group, to the extent provided in the Security Documents under which such Liens arise.

Section 2.14           Maximum Rate of Interest.  The Borrowers and the Lender Group hereby agree and stipulate that the only charges imposed upon the Borrowers for the use of money in connection with this Agreement are and shall be the specific interest and fees described in this Article 2 and in any other Loan Document.  Notwithstanding the foregoing, the Borrowers and the Lender Group further agree and stipulate that all closing fees, agency fees, syndication fees, facility fees, underwriting fees, default charges, late charges, funding or “breakage” charges, increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by any member of the Lender Group to third parties or for damages incurred by the Lender Group, or any of them, are charges to compensate the Lender Group for underwriting and administrative services and costs or losses performed or incurred, and to be performed and incurred, by the Lender Group in connection with this Agreement and the other Loan Documents and shall under no circumstances be deemed to be charges for the use of money pursuant to Official Code of Georgia Annotated Sections 7-4-2 and 7-4-18 or any other Applicable Law.  In no event shall the amount of interest and other charges for the use of money payable under this Agreement exceed the maximum amounts permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.  The Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and other charges for the use of money and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if the amount of such interest and other charges for the use of money or manner of payment exceeds the maximum amount allowable under Applicable Law, then, ipso facto as of the Agreement Date, the Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and payment received from the Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Revolving Loans to the extent of such excess.

Section 2.15                                Letters of Credit.

(a)                                  Subject to the terms and conditions of this Agreement, each Issuing Bank, on behalf of the Lenders, and in reliance on the agreements of the Lenders set forth in Section 2.15(c) below, hereby agrees to issue (or arrange with a Foreign Issuer for the issuance of) one or more Letters of Credit up to an aggregate face amount equal to such Issuing Bank’s Letter of Credit Commitment; provided, however, that, except as described in the last sentence of Section 4.3, the Issuing Banks shall not issue (or arrange with a Foreign Issuer for the issuance of) any Letter of Credit unless the conditions precedent to the issuance thereof set forth in Section 4.3 have been satisfied; provided, however, that at no time shall the total Letter of Credit Obligations outstanding hereunder exceed the Aggregate Letter of Credit Commitment.  Each Letter of Credit shall (i) be denominated in Dollars, and (ii) expire no later than the earlier to occur of (A) the date thirty (30) days prior to the Maturity Date, and (B) three hundred sixty (360) days after its date of issuance (but may contain provisions for automatic renewal provided that no Default exists on the renewal date or would be caused by such renewal and provided no such renewal shall extend beyond the date thirty (30) days prior to the Maturity Date).  Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.  None of the Issuing Banks shall at any time be obligated to issue, or cause to be issued, any Letter of Credit if such issuance would conflict with, or cause such Issuing Bank to exceed any limits imposed by, any Applicable Law.

(b)                                 The Administrative Borrower may from time to time request that an Issuing Bank issue (or arrange with a Foreign Issuer for the issuance of) a Letter of Credit.  The Administrative Borrower shall execute and deliver to the Administrative Agent and the applicable Issuing Bank a Request for Issuance of Letter of Credit for each Letter of Credit to be issued by such Issuing Bank, not later than 11:00 a.m. (Atlanta, Georgia time) one (1) Business Day preceding the date on which the requested Letter of Credit is to be issued, or such shorter notice as may be acceptable to the applicable Issuing Bank and the Administrative Agent.  Upon receipt of any such Request for Issuance of Letter of Credit, subject to satisfaction of all conditions precedent thereto as set forth in Section 4.3 or waiver of such conditions pursuant to the last sentence of Section 4.3, the applicable Issuing Bank shall process such Request for Issuance of Letter of Credit and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue (or arrange with a Foreign Issuer for the issuance of) the Letter of Credit requested thereby.  Such Issuing Bank shall furnish a copy of such Letter of Credit to the Administrative Borrower and the Administrative Agent following the issuance thereof.  In addition to the fees payable pursuant to Section 2.4(c)(ii), the Borrowers shall pay or reimburse each Issuing Bank for normal and customary costs and expenses incurred by such Issuing Bank in issuing, effecting payment under, amending or otherwise administering the Letters of Credit.  On each Business Day on or before 10:00 a.m. (Atlanta, Georgia time) each Issuing Bank shall deliver to the Administrative Agent and the Administrative Borrower a report in substantially the form of Exhibit L (a “Daily Letter of Credit Report”) (A) setting forth the opening balance of its Letters of Credit outstanding on the immediately preceding Business Day, (B) identifying all Letters of Credit issued (or amended) by it (or its Foreign Issuer) on such immediately preceding Business Day, (C) identifying all Letters of Credit cancelled on such immediately preceding Business Day, (D) identifying all draws on such immediately preceding Business Day under Letters of Credit issued by it (or its Foreign Issuer), (E) setting forth the ending balance of its Letters of Credit outstanding on such immediately preceding Business Day and (E) identifying all requests for the issuance of Letters of Credit cancelled on such immediately preceding Business Day.

(c)                                  Immediately upon the issuance by an Issuing Bank of a Letter of Credit and in accordance with the terms and conditions of this Agreement, such Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s Revolving Commitment Ratio, in such Letter of Credit and the obligations of the Borrowers with respect thereto (including, without limitation, all Letter of Credit Obligations with respect thereto).  The applicable Issuing Bank shall promptly notify the Administrative Agent of any draw under a Letter of Credit.  At such time as the Administrative Agent shall be notified by the applicable Issuing Bank that the beneficiary under any Letter of Credit has drawn on the same, the Administrative Agent shall promptly notify the Administrative Borrower and the Swing Bank (or, at its option, all Lenders), by telephone or telecopy, of the amount of the draw and, in the case of each Lender, such Lender’s portion of such draw amount as calculated in accordance with its Revolving Commitment Ratio.

(d)                                 The Borrowers hereby agree to immediately reimburse each Issuing Bank for amounts paid by such Issuing Bank in respect of draws under each Letter of Credit.  In order to facilitate such repayment, the Borrowers hereby irrevocably request the Lenders, and the Lenders hereby severally agree, on the terms and conditions of this Agreement (other than as provided in Article 2 with respect to the amounts of, the timing of requests for, and the repayment of Advances hereunder and in Article 4 with respect to conditions precedent to Advances hereunder), with respect to any drawing under a Letter of Credit, to make a Base Rate Advance on each day on which a draw is made under any Letter of Credit and in the amount of such draw, and to pay the proceeds of such Advance directly to the applicable Issuing Bank to reimburse such Issuing Bank for the amount paid by it upon such draw.  Each Lender shall pay its share of such Base Rate Advance by paying its portion of such Advance to the Administrative Agent in accordance with Section 2.2(e) and its Revolving Commitment Ratio, without reduction for any set-off or counterclaim of any nature whatsoever and regardless of whether any Default exists or would be caused thereby.  The disbursement of funds in connection with a draw under a Letter of Credit pursuant to this Section hereunder shall be subject to the terms and conditions of Section 2.2(e).  The obligation of each Lender to make payments to the Administrative Agent, for the account of an Issuing Bank, in accordance with this Section 2.15 shall be absolute and unconditional and no Lender shall be relieved of its obligations to make such payments by reason of noncompliance by any other Person with the terms of the Letter of Credit or for any other reason (other than the gross negligence or willful misconduct of such Issuing Bank in paying such Letter of Credit, as determined by a final non-appealable judgment of a court of competent jurisdiction).  The Administrative Agent shall promptly remit to such Issuing Bank the amounts so received from the other Lenders.  Any overdue amounts payable by the Lenders to an Issuing Bank in respect of a draw under any Letter of Credit shall bear interest, payable on demand, (x) for the first two (2) Business Days, at the Federal Funds Rate, and (y) thereafter, at the Base Rate.  Notwithstanding the foregoing, at the request of the Administrative Agent, the Swing Bank may, at its option and subject to the conditions set forth in Section 2.2(g) other than the condition that the applicable conditions precedent set forth in Article 4 be satisfied, make Swing Loans to reimburse the Issuing Banks for amounts drawn under Letters of Credit.

(e)                                  The Borrowers agree that each Advance by the Lenders to reimburse an Issuing Bank for draws under any Letter of Credit, shall, for all purposes hereunder, unless and until converted into a Eurodollar Advance pursuant to Section 2.2(b)(ii), be deemed to be a Base Rate Advance under the Revolving Loan Commitment and shall be payable and bear interest in accordance with all other Base Rate Advances of Revolving Loans.

(f)                                    The Borrowers agree that any action taken or omitted to be taken by any Issuing Bank or any Foreign Issuer in connection with any Letter of Credit, except for such actions or omissions as shall constitute gross negligence or willful misconduct on the part of such Issuing Bank as determined by a final non-appealable judgment of a court of competent jurisdiction, shall be binding on the Borrowers as between the Borrowers and such Issuing Bank, and shall not result in any liability of such Issuing Bank to the Borrowers.  The obligation of the Borrowers to reimburse an Issuing Bank for a drawing under any Letter of Credit or the Lenders for Advances made by them to the Issuing Banks on account of draws made under the Letters of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever (except if arising from the gross negligence or willful misconduct on the part of such Issuing Bank as determined by a final non-appealable judgment of a court of competent jurisdiction), including, without limitation, the following circumstances:

(i)                                     Any lack of validity or enforceability of any Loan Document;

(ii)                                  Any amendment or waiver of or consent to any departure from any or all of the Loan Documents;

(iii)                               Any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith;

(iv)                              The existence of any claim, set-off, defense or any right which any Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or Persons for whom any such beneficiary or any such transferee may be acting), any Lender or any other Person, whether in connection with any Letter of Credit, any transaction contemplated by any Letter of Credit, this Agreement, or any other Loan Document, or any unrelated transaction;

(v)                                 Any statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

(vi)                              The insolvency of any Person issuing any documents in connection with any Letter of Credit;

(vii)                           Any breach of any agreement between any Borrower and any beneficiary or transferee of any Letter of Credit;

(viii)                        Any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit;

(ix)                                Any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, wireless or otherwise, whether or not they are in code;

(x)                                   Any act, error, neglect or default, omission, insolvency or failure of business of any of the correspondents of the applicable Issuing Bank;

(xi)                                Any other circumstances arising from causes beyond the control of the applicable Issuing Bank;

(xii)                             Payment by an Issuing Bank (or the Foreign Issuer) under any Letter of Credit against presentation of a sight draft or a certificate which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct of such Issuing Bank or Foreign Issuer as determined by a final non-appealable judgment of a court of competent jurisdiction; and

(xiii)                          Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

(g)                                 The Borrowers will indemnify and hold harmless each Indemnified Person from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys’ fees) which may be imposed on, incurred by or asserted against such Indemnified Person in any way relating to or arising out of the issuance of a Letter of Credit, except that the Borrowers shall not be liable to an Indemnified Person for any portion of such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Indemnified Person as determined by a final non-appealable judgment of a court of competent jurisdiction.  This Section 2.15(g) shall survive termination of this Agreement.

(h)                                 Each Lender shall be responsible (to the extent the Borrowers are obligated to reimburse the applicable Issuing Bank under the Loan Documents and such Issuing Bank is not reimbursed by the Borrowers) for its pro rata share (based on such Lender’s Revolving Commitment Ratio) of any and all reasonable out-of-pocket costs, expenses (including reasonable legal fees) and disbursements which may be incurred or made by such Issuing Bank in connection with the collection of any amounts due under, the administration of, or the presentation or enforcement of any rights conferred by any Letter of Credit, any Borrower’s or any guarantor’s obligations to reimburse draws thereunder or otherwise.  In the event the Borrowers shall fail to pay such expenses of an Issuing Bank within fifteen (15) days of demand for payment by such Issuing Bank, each Lender shall thereupon pay to such Issuing Bank its pro rata share (based on such Lender’s Revolving Commitment Ratio) of such expenses within ten (10) days from the date of such Issuing Bank’s notice to the Lenders of the Borrowers’ failure to pay; provided, however, that if the Borrowers shall thereafter pay such expenses, such Issuing Bank will repay to each Lender the amounts received from such Lender hereunder.

(i)                                     Any Person that is to be a new Issuing Bank (other than pursuant to the execution of an Assignment and Acceptance) is required to enter into this Agreement by executing and delivering to the Administrative Agent and the Administrative Borrower a joinder agreement in the form of Exhibit M (each an “Issuing

Bank Joinder Agreement”). Upon the execution and delivery of any Issuing Bank Joinder Agreement by such Person, such Person shall become an Issuing Bank hereunder with the same force and effect as if originally named as an Issuing Bank herein. The execution and delivery of any Issuing Bank Joinder Agreement adding an additional Person as a party to this Agreement shall not require the consent of any party hereto other than the Administrative Agent and, so long as no Default exists, the Administrative Borrower.

(j)                                     Unless otherwise expressly agreed by the Issuing Bank and the Borrowers when a Letter of Credit is issued and subject to Applicable Laws, (i) each Standby Letter of Credit shall be governed by the “International Standby Practices 1998” (ISP98) (or such later revision as may be published by the Institute of International Banking Law & Practice on any date any Letter of Credit may be issued) and (ii) each Documentary Letter of Credit shall be governed by the Uniform Customs and (iii) in both cases, to the extent not inconsistent therewith, the governing law of this Agreement set forth in Section 11.7.

Section 2.16                                Bank Products.  Any Borrower Party may request and each Lender may, in its sole and absolute discretion, arrange for such Borrower Party to obtain from such Lender or any Affiliate of such Lender, Bank Products although no Borrower Party is required to do so.  If any Bank Products are provided by an Affiliate of a Lender, the Borrower Parties agree to indemnify and hold the Lender Group, or any of them, harmless from any and all costs and obligations now or hereafter incurred by the Lender Group, or any of them, which arise from any indemnity given by such Lender to any of its Affiliates, as applicable, related to such Bank Products; provided, however, nothing contained herein is intended to limit the Borrower Parties’ rights, with respect to such Lender or any of its Affiliates, as applicable, if any, which arise as a result of the execution of documents by and between the Borrower Parties and such Person which relate to any Bank Products.  The agreement contained in this Section shall survive termination of this Agreement.  The Borrower Parties acknowledge and agree that the obtaining of Bank Products from a Lender or its Affiliates (a) is in the sole and absolute discretion of such Lender or such Affiliates, and (b) is subject to all rules and regulations of such Lender or such Affiliates.

Section 2.17                                Additional Increase of Commitments; Additional Lenders.

(a)                                  Increase of the Revolving Loan Commitment.

(i)                                     So long as no Event of Default has occurred and is continuing, Parent, on behalf of Borrowers, may request the right to effectuate increases in the Revolving Loan Commitment (any such increase, a “Commitment Increase”), in an aggregate amount of up to $100,000,000 for all such Commitment Increases (the “Commitment Increase Cap”), during the term of this Agreement by delivering a Notice of Requested Commitment Increase to the Administrative Agent substantially in the form of Exhibit K (a “Notice of Requested Commitment Increase”), provided that, in each case: (A) each Commitment Increase shall be in minimum increments of $10,000,000;

(B) the proposed Commitment Increase shall have been consented to in writing by the Administrative Agent (such consent not to be unreasonably withheld), each Lender (if any) who is increasing its portion of the Revolving Loan Commitment and any other bank or financial institution acceptable to the Borrowers and the Administrative Agent that has agreed to become a Lender in respect of all or a portion of the Commitment Increase (a “New Lender”); and (C) the proposed Commitment Increase, together with any prior Commitment Increase, shall not exceed the Commitment Increase Cap.  Each Notice of Requested Commitment Increase shall specify: (1) the amount of the proposed Commitment Increase and (2) the requested date of the proposed Commitment Increase (which shall be at least thirty (30) days from the date of delivery of the Notice of Requested Commitment Increase).  Each Notice of Requested Commitment Increase shall be binding on all Borrowers.  Upon the effective date of any Commitment Increase, Parent shall deliver to the Administrative Agent a certificate of the chief financial officer of Parent certifying that no Default or Event of Default then exists or would be caused thereby.  No Commitment Increase shall be effective until the Administrative Agent shall have received amendments to this Agreement and the other Loan Documents, commitments of Lenders or New Lenders in an aggregate amount equal to such Commitment Increase, Lender Agreements for each Lender or New Lender committing to such Commitment Increase, any upfront fees to be paid to the Lenders committing to such Commitment Increase, and, if requested, opinion letters, Revolving Loan Notes and such other agreements, documents and instruments requested by and reasonably satisfactory to the Administrative Agent in its Permitted Discretion evidencing and setting forth the conditions of such Commitment Increase.

(ii)                                  If the Administrative Agent approves a proposed Commitment Increase, the Administrative Agent shall deliver a copy of the Notice of Requested Commitment Increase relating thereto to each Lender.  No Lender (or any successor thereto) shall have any obligation to increase its portion of the Revolving Loan Commitment or its other obligations under this Agreement or the other Loan Documents, and any decision by a Lender to increase its portion of the Revolving Loan Commitment shall be made in its sole discretion independently from any other Lender. If the Administrative Agent receives commitments from the Lenders or the New Lenders in excess of the amount of the proposed Commitment Increase, the Administrative Agent shall have the right, in its sole discretion, to reduce and reallocate (within the minimum and maximum amounts specified by each such Lender or New Lender in its notice to the Administrative Agent) the shares of such Commitment Increase of the Lenders or New Lenders willing to fund the proposed Commitment Increase so that the total committed shares of the proposed Commitment Increase equals the proposed Commitment Increase. The Administrative Agent shall notify each Lender or New Lender, as the case may be, whether its proposed share of the proposed Commitment Increase has been accepted and, if so, the amount of its share of such Commitment Increase, and such Lender shall thereafter execute and deliver a Lender Agreement with respect to its respective share of such Commitment Increase.

(iii)                               Notwithstanding anything to the contrary contained herein, each Commitment Increase meeting the conditions set forth in Section 2.17(a)(i) shall not require the consent of any Lender other than those Lenders, if any, which have agreed to increase their portions of the Revolving Loan Commitment in connection with such Commitment Increase and shall not constitute an amendment, modification or waiver that is subject to Section 11.12 and shall be effective as of the later of (a) the date specified in the applicable Notice of Requested Commitment Increase and (b) the date upon which the foregoing conditions shall have been satisfied or waived by the Administrative Agent and the Lenders which have agreed to increase their portions of the Revolving Loan Commitment, or by the requisite Lenders in accordance with Section 11.12 in the case of a waiver of an Event of Default, as applicable.

(b)                                 Effect of Commitment Increase.  After giving effect to any Commitment Increase, the outstanding Revolving Loans may not be held pro rata in accordance with the new Revolving Loan Commitment.  In order to remedy the foregoing, on the effective date of each Commitment Increase, the Lenders (including any New Lenders) shall reallocate the Revolving Loans owed to them among themselves so that, after giving effect thereto, the Revolving Loans will be held by the Lenders (including any New Lenders) on a pro rata basis in accordance with their respective Revolving Commitment Ratios (after giving effect to such Commitment Increase).  Each Lender agrees to wire immediately available funds to the Administrative Agent in accordance with this Agreement as may be required by the Administrative Agent in connection with the foregoing.  Notwithstanding the provisions of Section 11.5, the reallocations so made by each Lender whose Revolving Commitment Ratio has increased shall be deemed to be a purchase of a corresponding amount of the Revolving Loans of the Lender or Lenders whose Revolving Commitment Ratio have decreased and shall not be considered an assignment for purposes of Section 11.5.

ARTICLE 3.

GUARANTY

Section 3.1                                      Guaranty.

(a)                                  Each Guarantor hereby guarantees to the Administrative Agent, for the benefit of the Lender Group, the full and prompt payment of the Obligations, including, without limitation, any interest therein (including, without limitation, interest as provided in this Agreement, accruing after the filing of a petition initiating any insolvency proceedings, whether or not such interest accrues or is recoverable against the Borrowers after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), plus reasonable attorneys’ fees and expenses if the obligations represented by this Guaranty are collected by law, through an attorney-at-law, or under advice therefrom.

(b)                                 Regardless of whether any proposed guarantor or any other Person shall become in any other way responsible to the Lender Group, or any of them, for or in respect of the Obligations or any part thereof, and regardless of whether or not any Person now or hereafter responsible to the Lender Group, or any of them, for the Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, each Guarantor hereby declares and agrees that this Guaranty shall be a joint and several obligation, shall be a continuing guaranty and shall be operative and binding until the Obligations shall have been indefeasibly paid in full in cash (or in the case of Letter of Credit Obligations, secured through delivery of cash collateral in an amount equal to one hundred and five percent (105%) of the Letter of Credit Obligations) and the Revolving Loan Commitments shall have been terminated.

(c)                                  Each Guarantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense (other than the defense of payment in cash in full, to the extent of its obligations hereunder, or a defense that such Guarantor’s liability is limited as provided in Section 3.1(g)), set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty or the obligations of the Guarantors under this Guaranty or the obligations of any other Person or party (including, without limitation, the Borrowers) relating to this Guaranty or the obligations of any of the Guarantors under this Guaranty or otherwise with respect to the Obligations in any action or proceeding brought by the Administrative Agent or any other member of the Lender Group to collect the Obligations or any portion thereof, or to enforce the obligations of any of the Guarantors under this Guaranty.

(d)                                 The Lender Group, or any of them, may from time to time, without exonerating or releasing any Guarantor in any way under this Guaranty, (i) take such further or other security or securities for the Obligations or any part thereof as they may deem proper, or (ii) release, discharge, abandon or otherwise deal with or fail to deal with any Guarantor of the Obligations or any security or securities therefor or any part thereof now or hereafter held by the Lender Group, or any of them, or (iii) amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Loan Documents, all as they may consider expedient or appropriate in their sole discretion.  Without limiting the generality of the foregoing, or of Section 3.1(e), it is understood that the Lender Group, or any of them, may, without exonerating or releasing any Guarantor, give up, modify or abstain from perfecting or taking advantage of any security for the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, and with or without notice, all as such Person may deem expedient.

(e)                                  Each Guarantor acknowledges and agrees that no change in the nature or terms of the Obligations or any of the Loan Documents, or other agreements, instruments or contracts evidencing, related to or attendant with the Obligations (including any novation), shall discharge all or any part of the liabilities and obligations of such Guarantor pursuant to this Guaranty; it being the purpose and intent of the

Guarantors and the Lender Group that the covenants, agreements and all liabilities and obligations of each Guarantor hereunder are absolute, unconditional and irrevocable under any and all circumstances.  Without limiting the generality of the foregoing, each Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty is fully performed, and without possibility of recourse, whether by operation of law or otherwise, such Guarantor’s undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Lender Group, or any of them, or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Lender Group, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, such Guarantor or by reason of any further dealings between the Borrowers, on the one hand, and any member of the Lender Group, on the other hand, or any other guarantor or surety, and such Guarantor hereby expressly waives and surrenders any defense to its liability hereunder, or any right of counterclaim or offset of any nature or description which it may have or may exist based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers.

(f)                                    The Lender Group, or any of them, may, without demand or notice of any kind upon or to any Guarantor, at any time or from time to time when any amount shall be due and payable hereunder by any Guarantor, if the Borrowers shall not have timely paid any of the Obligations (or in the case of Letter of Credit Obligations, secured through delivery of cash collateral in an amount equal to one hundred and five percent (105%) of the Letter of Credit Obligations), set-off and appropriate and apply to any portion of the Obligations hereby guaranteed, and in such order of application as the Administrative Agent may from time to time elect in accordance with this Agreement, any deposits, property, balances, credit accounts or moneys of any Guarantor in the possession of any member of the Lender Group or under their respective control for any purpose.  If and to the extent that any Guarantor makes any payment to the Administrative Agent or any other Person pursuant to or in respect of this Guaranty, any claim which such Guarantor may have against any Borrower by reason thereof shall be subject and subordinate to the prior payment in full of the Obligations to the satisfaction of the Lender Group.

(g)                                 The creation or existence from time to time of Obligations in excess of the amount committed to or outstanding on the date of this Guaranty is hereby authorized, without notice to any Guarantor, and shall in no way impair or affect this Guaranty or the rights of the Lender Group herein. It is the intention of each Guarantor and the Administrative Agent that each Guarantor’s obligations hereunder shall be, but not in excess of, the Maximum Guaranteed Amount (as herein defined).  The “Maximum Guaranteed Amount” with respect to any Guarantor, shall mean the maximum amount which could be paid by such Guarantor without rendering this Guaranty void or voidable as would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state or Federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to the insolvency of debtors.

(h)                                 Upon the bankruptcy or winding up or other distribution of assets of any Borrower, or of any surety or guarantor (other than the applicable Guarantor) for any Obligations of the Borrowers to the Lender Group, or any of them, the rights of the Administrative Agent against any Guarantor shall not be affected or impaired by the omission of any member of the Lender Group to prove its claim, or to prove the full claim, as appropriate, against the Borrowers, or any such other guarantor or surety, and the Administrative Agent may prove such claims as it sees fit and may refrain from proving any claim and in its discretion may value as it sees fit or refrain from valuing any security held by it without in any way releasing, reducing or otherwise affecting the liability to the Lender Group of each of the Guarantors.

(i)                                     Each Guarantor hereby absolutely, unconditionally and irrevocably expressly waives, except to the extent such waiver would be expressly prohibited by Applicable Law, the following:  (i) notice of acceptance of this Guaranty, (ii) notice of the existence or creation of all or any of the Obligations, (iii) presentment, demand, notice of dishonor, protest and all other notices whatsoever (other than notices expressly required hereunder or under any other Loan Document to which any Guarantor is a party), (iv) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing, (v) all rights to enforce any remedy which the Lender Group, or any of them, may have against any Borrower and (vi) any and all rights under Official Code of Georgia Sections 10-7-23 and 10-7-24 and any analogous statute in any other applicable jurisdiction.  If a claim is ever made upon any member of the Lender Group for the repayment or recovery of any amount or amounts received by such Person in payment of any of the Obligations and such Person repays all or part of such amount by reason of (A) any judgment, decree or order of any court or administrative body having jurisdiction over such Person or any of its property, or (B) any settlement or compromise of any such claim effected by such Person with any such claimant, including any Borrower, then in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Obligations, and such Guarantor shall be and remain obligated to such Person hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Person.

(j)                                     This Guaranty is a continuing guaranty of the Obligations and all liabilities to which it applies or may apply under the terms hereof and shall be conclusively presumed to have been created in reliance hereon.  No failure or delay by any member of the Lender Group in the exercise of any right, power, privilege or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative

Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy and no course of dealing between any Guarantor and any member of the Lender Group shall operate as a waiver thereof.  No action by any member of the Lender Group permitted hereunder shall in any way impair or affect this Guaranty.  For the purpose of this Guaranty, the Obligations shall include, without limitation, all Obligations of the Borrowers to the Lender Group, notwithstanding any right or power of any third party, individually or in the name of any Borrower and the Lender Group, or any of them, to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall impair or affect the obligations of any Guarantor hereunder.

(k)                                  This is a guaranty of payment and not of collection.  In the event the Administrative Agent makes a demand upon any Guarantor in accordance with the terms of this Guaranty, such Guarantor shall be held and bound to the Administrative Agent directly as debtor in respect of the payment of the amounts hereby guaranteed.  All costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by the Administrative Agent in obtaining performance of or collecting payments due under this Guaranty shall be deemed part of the Obligations guaranteed hereby.

(l)                                     Each Subsidiary Guarantor is a direct or indirect wholly owned Domestic Subsidiary of a Borrower.  Each Guarantor expressly represents and acknowledges that any financial accommodations by the Lender Group to the Borrowers, including, without limitation, the extension of credit, are and will be of direct interest, benefit and advantage to such Guarantor.

(m)                               Each Guarantor shall be entitled to subrogation and contribution rights from and against the Borrowers the extent any Guarantor is required to pay to any member of the Lender Group any amount in excess of the Loans advanced directly to, or other Obligations incurred directly by, such Guarantor or as otherwise available under Applicable Law; provided, however, that such subrogation and contribution rights are and shall be subject to the terms and conditions of this Section 3.1 and Section 13.5.  The payment obligation of a Guarantor to any other Guarantor under any Applicable Law regarding contribution rights among co-obligors or otherwise shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Guaranty, and such Guarantor shall not exercise any right or remedy with respect to such rights until payment and satisfaction in full of all such obligations.

Section 3.2                                      Special Provisions Applicable to Subsidiary Guarantors.  Pursuant to Section 6.20 of this Agreement, any new Domestic Subsidiary of any Borrower is required to enter into this Agreement by executing and delivering to the Administrative Agent a Guaranty Supplement.  Upon the execution and delivery of a Guaranty Supplement by such new Domestic Subsidiary, such Domestic Subsidiary shall become a

Guarantor and Borrower Party hereunder with the same force and effect as if originally named as a Guarantor or Borrower Party herein.  The execution and delivery of any Guaranty Supplement (or any other supplement to any Loan Document delivered in connection therewith) adding an additional Guarantor as a party to this Agreement or any other Applicable Loan Document shall not require the consent of any other party hereto.  The rights and obligations of each party hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor hereunder.

ARTICLE 4.

CONDITIONS PRECEDENT

Section 4.1                                      Conditions Precedent to Initial Advance.  The obligations of the Lenders to undertake the Revolving Loan Commitments and to make the initial Advance hereunder, and the obligation of the Issuing Banks to issue (or arrange for the issuance of) the initial Letter of Credit hereunder, are subject to the prior fulfillment of each of the following conditions:

(a)                                  The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(i)                                     This duly executed Agreement;

(ii)                                  A duly executed Revolving Loan Note to the order of each Lender requesting a promissory note in the amount of such Lender’s Revolving Commitment Ratio of the Revolving Loan Commitment;

(iii)                               The Security Agreement duly executed by the Borrower Parties, together with Uniform Commercial Code financing statements related thereto;

(iv)                              Original stock certificates evidencing the issued and outstanding shares of capital stock pledged to the Administrative Agent pursuant to the Security Agreement, together with stock powers or other appropriate instruments of transfer executed in blank;

(v)                                 The duly executed Blocked Account Agreements required by Section 6.15;

(vi)                              The Fee Letter duly executed by the Borrowers;

(vii)                           The duly executed Post-Closing Agreement;

(viii)                        A satisfactory field audit of all Accounts and Inventory, and completion of satisfactory appraisals of all Inventory, in form and substance reasonably satisfactory to the Administrative Agent and completed by auditors and appraisers selected by the Administrative Agent;

(ix)                                The legal opinion of King & Spalding LLP, counsel to the Borrower Parties, addressed to the Lender Group;

(x)                                   The legal opinion of (A) Parker Poe Adams & Bernstein LLP and (B) Gray Robinson, P.A., local counsel to the Borrower Parties, addressed to the Lender Group;

(xi)                                The duly executed Request for Advance for the initial Advance of the Loans;

(xii)                             A duly executed Borrowing Base Certificate dated as of the Agreement Date and calculated as of July 5, 2008;

(xiii)                          A loan certificate signed by an Authorized Signatory of each Borrower Party, including a certificate of incumbency with respect to each Authorized Signatory of such Borrower Party, together with appropriate attachments which shall include, without limitation, the following: (A) a copy of Certificate of Incorporation or Formation of such Borrower Party certified to be true, complete and correct by the Secretary of State of the State of such Borrower Party’s incorporation or formation, (B) a true, complete and correct copy of the By-Laws of such Borrower Party, (C) a true, complete and correct copy of the resolutions of such Borrower Party authorizing the execution, delivery and performance by such Borrower Party of the Loan Documents and authorizing the borrowings or guaranty, as applicable, hereunder, (D) certificates of good standing from each jurisdiction in which such Borrower Party does business, and (E) copies of all agreements among the shareholders of such Borrower Party to which such Borrower Party is a party and plans and agreements (other than agreements entered into pursuant to or in connection with a disclosed plan) providing for the grant, issuance or sale of Equity Interests of such Borrower Party;

(xiv)                         A Solvency Certificate executed by an Authorized Signatory of the Administrative Borrower regarding the solvency and financial condition of Parent and its Subsidiaries, together with a pro forma balance sheet giving effect to the incurrence of the initial Advance and the issuance of the initial Letter of Credit hereunder;

(xv)                            Parent and its Subsidiaries (a) 2008 business plan including its 12 month income statement, balance sheet, statement of cash flows and availability forecast and (b) monthly projections, including income statement, balance sheet and statement of cash flows, through January 31, 2009;

(xvi)                         Consolidated financial statements of Parent and its Subsidiaries for the eight-month transition period ended February 2, 2008 and the fiscal year-to-date period ended July 5, 2008, including balance sheets, income and cash flow statements prepared in conformity with GAAP, and with respect to the financial statements for the eight-month transition period ended February 2, 2008, audited by independent public accountants of recognized national standing;

(xvii)                      Certificates of insurance and loss payable endorsements with respect to the Borrower Parties, in each case, meeting the requirements of Section 6.5;

(xviii)                   Pay-off letters, termination statements, canceled mortgages and the like required by the Administrative Agent in connection with the removal of any Liens (other than Permitted Liens), including, without limitation, all tax Liens, against the assets of the Borrower Parties;

(xix)                           Lien search results with respect to the Borrower Parties from all appropriate jurisdictions and filing offices;

(xx)                              Evidence satisfactory to the Administrative Agent that the Liens granted pursuant to the Security Documents will be first priority perfected Liens on the Collateral (subject only to Permitted Liens);

(xxi)                           Payment of all fees and expenses payable to the Administrative Agent, the Affiliates of the Administrative Agent, and the Lenders in connection with the execution and delivery of this Agreement, including, without limitation, fees and expenses of counsel to the Administrative Agent;

(xxii)                        A flow of funds report duly executed by the Administrative Borrower which report shall include a statement of all sources and uses of funds on the Agreement Date; and

(xxiii)                     All such other documents as the Administrative Agent may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested.

(b)                                 The Lender Group shall have received evidence satisfactory to them that no change in the business assets, management, operations or financial condition of the Borrower Parties shall have occurred since February 2, 2008, which change has had or could be reasonably expected to have a Materially Adverse Effect, and the Lender Group shall have received a certificate of an Authorized Signatory of the Administrative Borrower so stating.

(c)                                  The Lender Group shall have received the financial statements described in Section 5.1(k), each in form and substance reasonably acceptable to the members of the Lender Group.

(d)                                 The Lender Group shall have received evidence satisfactory to them that all Necessary Authorizations are in full force and effect and are not subject to any pending or threatened reversal or cancellation, that no other consents or approvals are required and that no Default exists, after giving effect to the initial Advance hereunder, and the Lender Group shall have received a certificate of an Authorized Signatory of the Administrative Borrower so stating.

(e)                                  The Administrative Agent shall have received confirmation that the original Uniform Commercial Code financing statements naming the respective Borrower Parties as debtor and the Administrative Agent as secured party have been duly filed in all appropriate jurisdictions, in such form as shall be satisfactory to the Administrative Agent.

(f)                                    The Administrative Agent shall have received a Borrowing Base Certificate, in form and substance satisfactory to the Lender Group, reflecting that, among other things, as of the Agreement Date, after giving effect to the borrowings hereunder on the Agreement Date and the issuance of any Letters of Credit hereunder on the Agreement Date, Availability shall not be less than $75,000,000 (with trade payables being paid currently, expenses and liabilities being paid in the ordinary course of business and without acceleration of sales and without deterioration in working capital).

(g)                                 The Administrative Agent shall have completed such other business and legal due diligence with respect to the Borrowers and the results thereof shall be acceptable to the Administrative Agent, in its sole discretion.

Section 4.2                                      Conditions Precedent to Each Advance.  The obligation of the Lenders to make each Advance, including the initial Advance hereunder (but excluding Advances, the proceeds of which are to reimburse (i) the Swing Bank for Swing Loans, (ii) the Administrative Agent for Agent Advances or (iii) the Issuing Banks for amounts drawn under a Letter of Credit), is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

(a)                                  All of the representations and warranties of the Borrower Parties under this Agreement and the other Loan Documents, which, pursuant to Section 5.4, are made at and as of the time of such Advance, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) at such time, both before and after giving effect to the application of the proceeds of the Advance;

(b)                                 Since February 2, 2008, there shall have been no change that has had or could be reasonably expected to have a Materially Adverse Effect;

(c)                                  There shall not exist on the date of such Advance and after giving effect thereto, a Default; and

(d)                                 The Administrative Agent and the Lenders shall have received all such other certificates, reports, statements, opinions of counsel, or other documents as the Administrative Agent or Lenders may reasonably request and all other conditions to the making of such Advance which are set forth in this Agreement shall have been fulfilled.

The Borrowers hereby agree that the delivery of any Request for Advance hereunder or any telephonic request for an Advance hereunder shall be deemed to be the certification of the Authorized Signatory thereof that all of the conditions set forth in this Section 4.2 have been satisfied.  Notwithstanding the foregoing, if the conditions, or any of them, set forth above are not satisfied, such conditions may be waived by the requisite Lenders under Section 11.12.

Section 4.3                                      Conditions Precedent to Each Letter of Credit.  The obligation of the Issuing Banks to issue (or arrange for the issuance of) each Letter of Credit (including the initial Letter of Credit) hereunder is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with the issuance of such Letter of Credit:

(a)                                  All of the representations and warranties of the Borrower Parties under this Agreement and the other Loan Documents, which, pursuant to Section 5.4, are made at and as of the time of the issuance of such Letter of Credit, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) at such time, both before and after giving effect to the issuance of such Letter of Credit;

(b)                                 Since February 2, 2008, there shall have been no change that has had or could be reasonably expected to have a Materially Adverse Effect;

(c)                                  There shall not exist on the date of issuance of such Letter of Credit, and after giving effect thereto, a Default; and

(d)                                 The Administrative Agent and the applicable Issuing Bank shall have received all such other certificates, reports, statements, opinions of counsel, or other documents as the Administrative Agent or such Issuing Bank may reasonably request and all other conditions to the issuance of such Letter of Credit which are set forth in this Agreement shall have been fulfilled.

The Borrowers hereby agree that the delivery of any Request for Issuance of a Letter of Credit hereunder shall be deemed to be the certification of the Authorized Signatory thereof that all of the conditions set forth in this Section 4.3 have been satisfied.  Notwithstanding the foregoing, if the conditions, or any of them, set forth above are not satisfied, such conditions may be waived by the requisite Lenders under Section 11.12.

ARTICLE 5.

REPRESENTATIONS AND WARRANTIES

Section 5.1                                      General Representations and Warranties.  In order to induce the Lender Group to enter into this Agreement and to extend the Loans and issue the Letters of Credit to the Borrowers, each Borrower Party hereby represents and warrants that:

(a)                                  Organization; Power; Qualification.  Each Borrower Party (i) is a corporation, partnership or limited liability company duly organized, validly existing, and in good standing under the laws of its state of incorporation or formation, (ii) has the corporate or other company power and authority to own or lease and operate its properties and to carry on its business as now being and hereafter proposed to be conducted, and (iii) is duly qualified and is in good standing as a foreign corporation or other company, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization except in each case where the failure to have such power and authority described in clause (ii) above or to be so qualified as described in clause (iii) above would not reasonably be expected to have a Materially Adverse Effect.

(b)                                 Authorization; Enforceability.  Each Borrower Party has the power and has taken all necessary action, corporate or otherwise, to authorize it to execute, deliver, and perform its obligations under this Agreement and each of the other Loan Documents to which it is a party in accordance with the terms thereof and to consummate the transactions contemplated hereby and thereby.  Each of this Agreement and each other Loan Document to which a Borrower Party is a party has been duly executed and delivered by such Borrower Party, and (except for Requests for Advance, Requests for Issuance of Letters of Credit, Notices of Conversion/Continuation, Notices of Requested Commitment Increases and Uniform Commercial Code financing statements solely to the extent they do not contain any affirmative obligations of the Borrower Parties) is a legal, valid and binding obligation of such Borrower Party, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditor’s rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(c)                                  Partnerships; Joint Ventures; Subsidiaries.  Except as disclosed on Schedule 5.1(c)-1, as of the Agreement Date, no Borrower Party or any Subsidiary of a Borrower Party has any Subsidiaries, which Subsidiaries are identified on such Schedule as Domestic Subsidiaries or Foreign Subsidiaries.  As of the Agreement Date, no Borrower Party or any Subsidiary of a Borrower Party is a partner or joint venturer in any partnership or joint venture other than (i) the Subsidiaries listed on Schedule 5.1(c)-1 and (ii) the partnerships and joint ventures (that are not Subsidiaries) listed on Schedule 5.1(c)-2.  Schedule 5.1(c)-1 and Schedule 5.1(c)-2 set forth, for each Person set forth thereon, a complete and accurate statement of (i) the percentage ownership of each such Person by the applicable Borrower Party or Subsidiary of a Borrower Party as of the Agreement Date, (ii) the state or other jurisdiction of incorporation or formation, as appropriate, of each such Person as of the Agreement Date, (iii) each state in which each such Person is qualified to do business on the Agreement Date and (iv) all of each such Person’s trade names, trade styles, “doing business as” or fictitious names which such Person has used or under which such Person has transacted business during the five (5) year period immediately preceding the Agreement Date.

(d)                                 Capital Stock and Related Matters.  The authorized Equity Interests as of the Agreement Date of each Borrower Party and each Subsidiary of a Borrower Party that is a corporation and the number of shares of such Equity Interests that are issued and outstanding as of the Agreement Date are as set forth on Schedule 5.1(d).  All of the shares of such Equity Interests in Domestic Subsidiaries that are issued and outstanding as of the Agreement Date have been duly authorized and validly issued and are fully paid and non-assessable.  None of such Equity Interests in Domestic Subsidiaries have been issued in violation of the Securities Act, or the securities, “Blue Sky” or other Applicable Laws of any applicable jurisdiction.  As of the Agreement Date, the Equity Interests of each such Borrower Party (other than Parent) and each such Subsidiary of a Borrower Party are owned by the parties listed on Schedule 5.1(d) in the amounts set forth on such schedule and a description of the Equity Interests of each such party is listed on Schedule 5.1(d).  As of the Agreement Date, except as described on Schedule 5.1(d), no Borrower Party (other than Parent) or any Subsidiary of a Borrower Party has outstanding any stock or securities convertible into or exchangeable for any shares of its Equity Interests, nor are there any preemptive or similar rights to subscribe for or to purchase, or any other rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments, or claims of any character relating to, any Equity Interests or any stock or securities convertible into or exchangeable for any Equity Interests.  Except as set forth on Schedule 5.1(d), as of the Agreement Date, no Borrower Party or any Subsidiary of any Borrower Party is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Equity Interests or to register any shares of its Equity Interests, and there are no agreements restricting the transfer of any shares of such Borrower Party’s or such Subsidiary’s Equity Interests.

(e)                                  Compliance with Law, Loan Documents, and Contemplated Transactions.  The execution, delivery, and performance of this Agreement and each of the other Loan Documents in accordance with their respective terms and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate any Applicable Law, (ii) conflict with, result in a breach of, or constitute a default under the certificate of incorporation or formation or by-laws, partnership agreement or operating agreement of any Borrower Party or under any indenture, agreement, or other instrument to which any Borrower Party is a party or by which any Borrower Party or any of its properties may be bound, or (iii) result in or require the creation or imposition of any Lien upon or with any assets or property of any Borrower Party except Permitted Liens.

(f)                                    Necessary Authorizations.  Each Borrower Party and each Subsidiary of a Borrower Party has obtained all Necessary Authorizations, and all such Necessary Authorizations are in full force and effect except, other than with respect to the transactions contemplated by the Loan Documents, where failure to obtain such Necessary Authorizations, or the failure of such Necessary Authorizations to be in full force and effect, could not reasonably be expected to have a Materially Adverse Effect.  None of such Necessary Authorizations is the subject of any pending or, to the best of each Borrower Party’s knowledge, threatened attack or revocation, by the grantor of the Necessary Authorization except, other than with respect to the transactions contemplated by the Loan Documents, where the revocation by the grantor of such Necessary Authorizations could not reasonably be expected to have a Materially Adverse Effect.

(g)                                 Title to Properties.  Each Borrower Party has good and marketable title to, or a valid leasehold interest in, all of its properties and assets except as could not, individually or in the aggregate, be expected to have a Materially Adverse Effect, and none of such properties or assets is subject to any Liens, other than Permitted Liens.

(h)                                 Material Contracts.  Schedule 5.1(h) contains a complete list, as of the Agreement Date, of each Material Contract, true, correct and complete copies of which have been delivered to the Administrative Agent.  Schedule 5.1(h) further identifies, as of the Agreement Date, each Material Contract that requires consent to the granting of a Lien in favor of the Administrative Agent on the rights of any Borrower Party thereunder.  No Borrower Party or any Subsidiary of a Borrower Party is in default under or with respect to any Material Contract to which it is a party or by which it or any of its properties are bound which default gives rise to a right of termination by the non-defaulting party and which Material Contract, if terminated, could reasonably be expected to have a Materially Adverse Effect.

(i)                                     Labor Matters.  Except as disclosed on Schedule 5.1(i):  as of the Agreement Date, (i) no Borrower Party is engaged in any unfair labor practice; (ii) there is no unfair labor practice complaint pending against any Borrower Party before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against any Borrower Party; and (iii) no strike or work stoppage is in existence involving any employees of any Borrower Party, except (with respect to any matter specified in clause (i) or (ii) above) such as could not reasonably be expected to have a Materially Adverse Effect.

(j)                                     Taxes.  Except as set forth on Schedule 5.1(j), all federal, state and other material tax returns of each Borrower Party required by law to be filed have been filed, and all federal, state and other material taxes (including without limitation, all real estate and personal property, income, franchise, transfer and gains taxes), assessments, governmental charges or levies upon each Borrower Party and any of their respective properties, income, profits, and assets, which are shown thereon to be due and payable, have been paid, except any payment of any of the foregoing which such Borrower Party or such Subsidiary, as applicable, is currently contesting in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Borrower Party or such Subsidiary, as the case may be.  As of the Agreement Date, no adjustment relating to any tax returns has been proposed formally or informally by any Governmental Authority and, to the knowledge of each Borrower Party, no basis exists for any such adjustment, except as reflected in the charges, accruals and reserves on the books of the Borrower Parties and their Subsidiaries.  The charges, accruals, and reserves on the books of the Borrower Parties and their Subsidiaries in respect of taxes are, in the good faith judgment of the Borrower Parties, adequate. Except as set forth on Schedule 5.1(j), as of the Agreement Date, no Borrower Party or any Subsidiary of a Borrower Party has knowledge of any pending audit by the Internal Revenue Service or any other taxing authority.

(k)                                  Financial Statements.  The Borrowers have furnished, or have caused to be furnished, to the Lenders (i) the audited consolidated financial statements of Parent and its Subsidiaries which present fairly in accordance with GAAP the financial position of Parent and its Subsidiaries as at February 2, 2008, and the results of operations for the eight-month transition period then ended, and (ii) the unaudited interim consolidated financial statements of Parent and its Subsidiaries which present fairly in accordance with GAAP, subject to normal year end adjustments, the financial position of Parent and its Subsidiaries as at May 3, 2008, and the results of operations for the three-month period then ended.

(l)                                     No Adverse Change.  Since February 2, 2008, there has occurred no event which has had or could reasonably be expected to have a Materially Adverse Effect.

(m)                               Intentionally Omitted .

(n)                                 Liabilities, Litigation, etc.  As of the Agreement Date, except for liabilities incurred in the normal course of business, no Borrower Party or any Subsidiary of any Borrower Party has any liabilities exceeding (individually or in the aggregate) $7,500,000, direct or contingent, except as disclosed or referred to in the financial statements referred to in Section 5.1(k) or with respect to the Obligations and the Senior Notes.  As of the Agreement Date, except as described on Schedules 5.1(n) and 5.1(y), there is no litigation, legal or administrative proceeding, investigation, or other action of any nature pending or, to the knowledge of the Borrower Parties, threatened against or affecting any Borrower Party, any Subsidiary of any Borrower Party or any of their respective properties which could reasonably be expected to result in any judgment against or liability of such Borrower Party or Subsidiary in excess of $7,500,000 individually and in the aggregate with respect to all Borrower Parties and their Subsidiaries, or the loss of any certification or license the loss of which could reasonably be expected to have a Materially Adverse Effect.  None of such litigation disclosed on Schedules 5.1(n) and 5.1(y), individually or collectively, could reasonably be expected to have a Materially Adverse Effect.

(o)                                 ERISA.  Each Borrower Party and each Plan are in compliance in all material respects with ERISA and the Code, and no Borrower Party nor any of its ERISA Affiliates has incurred any accumulated funding deficiency within the meaning of ERISA or the Code with respect to any such Plan that is subject to the minimum funding requirements of ERISA or the Code.  Each Borrower Party and each of its ERISA Affiliates have complied with all material requirements of Sections 601 through 608 of ERISA and Section 4980B of the Code.  No Borrower Party has made any promises of retirement or other benefits to employees, except as set forth in the Plans.  No Borrower Party has incurred any material liability to the PBGC in connection with any such Plan.  No Reportable Event has occurred and is continuing with respect to any such Plan.  No such Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA, or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject any Borrower Party to any penalty or tax on “prohibited transactions” imposed by Section 502 of ERISA or Section 4975 of the Code that could reasonably be expected to have a Materially Adverse Effect. No Borrower Party or any ERISA Affiliate is a participant in or is obligated to make any payment to a Multiemployer Plan.

(p)                                 Intellectual Property; Licenses; Certifications.  As of the Agreement Date, except as set forth on Schedule 5.1(p), no Borrower Party owns any registered patents, trademarks, service marks or copyrights, and has no pending registration applications with respect to any of the foregoing. As of the Agreement Date, the Borrower Parties own or otherwise have the right to use all patents, trademarks, service marks or copyrights necessary for the operation of the business of the Borrower Parties as currently conducted, except for any such the failure to so own or have the right to use could not reasonably be expected to have a Materially Adverse Effect.

(q)                                 Compliance with Law; Absence of Default.  Each Borrower Party and each Subsidiary of a Borrower Party is in compliance with all Applicable Laws and with all of the provisions of its certificate of incorporation or formation and by-laws or other governing documents except where the failure to be in compliance could not reasonably be expected to have a Materially Adverse Effect, and no event has occurred or has failed to occur which has not been remedied or waived, the occurrence or non-occurrence of which constitutes a Default.

(r)                                    Intentionally Omitted.

(s)                                  Accuracy and Completeness of Information.  All written information, reports, other papers and data relating to the Borrower Parties and their Subsidiaries furnished by or at the direction of the Borrower Parties to the Lender Group

(other than projections, estimates and forecasts) were, at the time furnished, complete and correct in all material respects.  With respect to projections, estimates and forecasts given to the Lender Group, such projections, estimates and forecasts are based on the Borrower Parties’ good faith assessment of the future of the business at the time made.  The Borrower Parties had a reasonable basis for such assessment at the time made.

(t)                                    Compliance with Regulations T, U, and X.  No Borrower Party is engaged principally in the business of, or has as one of its important activities, extending credit for the purpose of purchasing or carrying, any “margin security” or “margin stock” as defined in Regulations T, U and X of the Board of Governors of the Federal Reserve System (herein called “Margin Stock”).  None of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of reducing or retiring any Funded Debt which was originally incurred to purchase or carry Margin Stock or for any other purpose which might constitute this transaction a “purpose credit” within the meaning of said Regulations T, U and X.  If so requested by the Administrative Agent, the Borrowers will furnish the Administrative Agent with (i) a statement or statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of said Board of Governors and (ii) other documents evidencing its compliance with the margin regulations reasonably requested by the Administrative Agent.  Neither the making of the Loans nor the use of proceeds thereof will violate the provisions of Regulation T, U or X of said Board of Governors.

(u)                                 Solvency.  As of the Agreement Date and after giving effect to the transactions contemplated by the Loan Documents (i) the property of each Borrower, individually, and the Borrower Parties, taken as a whole, at a fair valuation on a going concern basis, will exceed its or their, as applicable, debt; (ii) the capital of each Borrower Party will not be unreasonably small to conduct its business; and (iii) no Borrower Party will have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature.  For purposes of this Section, “debt” shall mean any liability on a claim, and “claim” shall mean (A) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (B) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

(v)                                 Insurance.  As of the Agreement Date, all material insurance policies and coverages maintained by the Borrower Parties and their Subsidiaries are described on Schedule 5.1(v).

(w)                               Intentionally Omitted.

(x)                                   Real Property.  All real property leased by each Borrower Party as of the Agreement Date where Collateral is located is set forth in Schedule 5.1(x)-1.  All real property owned by each Borrower Party as of the Agreement Date is set forth in Schedule 5.1(x)-2.

(y)                                 Environmental Matters.

(i)                                     Except as specifically disclosed in Schedule 5.1(y) or as could not, individually or in the aggregate, reasonably be expected to have a Materially Adverse Effect, no Borrower Party or any Subsidiary thereof (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (B) has received notice of any claim with respect to any Environmental Law or (C) knows of any basis for any liability under any Environmental Law.

(ii)                                  Except in each case, as could not, individually or in the aggregate, reasonably be expected to have a Materially Adverse Effect or as otherwise set forth in Schedule 5.1(y), (A) there are no and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or, to the knowledge of any Borrower Party, operated by any Borrower Party; (B) there is no asbestos or asbestos-containing material on any property currently owned or, to the knowledge of any Borrower Party, operated by any Borrower Party or; and (C) to the knowledge of the Borrower Parties, Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Borrower Party or any Subsidiary thereof.

(iii)                               Except in each case, as could not, individually or in the aggregate, reasonably be expected to have a Materially Adverse Effect or as otherwise set forth on Schedule 5.1(y), (i) no Borrower Party or any Subsidiary thereof is undertaking, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and (ii) all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Borrower Party or any Subsidiary thereof have been disposed of in a manner not reasonably expected to result in liability to any Borrower Party or any Subsidiary thereof.

(z)                                   Intentionally Omitted.

(aa)                            Name of Borrower Party.  Except as set forth on Schedule 5.1(aa), no Borrower Party has changed its name within the preceding five (5) years from the Agreement Date.

(bb)                          Investment Company Act.  No Borrower Party or any Subsidiary of a Borrower Party is required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Borrower Parties of this Agreement nor the issuance of any Revolving Loan Notes violates any provision of such Act or requires any consent, approval, or authorization of, or registration with, any governmental or public body or authority pursuant to any of the provisions of such Act.

(cc)                            Permitted Debt and Permitted Lien Status.  The Obligations as and when incurred shall constitute permitted Indebtedness (as defined in the Indenture) under the Senior Notes Documents, and all Liens granted to the Administrative Agent under the Loan Documents shall constitute Permitted Liens (as defined in the Indenture) under the Senior Notes Documents.

(dd)                          Holding Company Status.  US Ben Sherman Holdco does not (x) have any material liabilities other than intercompany Funded Debt permitted hereunder or (y) own any material assets or engage in any material activity or business other than its ownership of the Equity Interests of Oxford Industries (UK 1) and the intercompany Funded Debt permitted hereunder that is owed to it.

(ee)                            OFAC.  None of the Borrower Parties, any Subsidiary of Parent, any Affiliate of the Borrower Parties (other than an Affiliate that is a shareholder of Parent) or, to the knowledge of any Borrower Party as of the Agreement Date, any Affiliate that is a shareholder of Parent (i) is a Sanctioned Person, (ii) has more than 15% of its assets in Sanctioned Countries, or (iii) derives more than 15% of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries.  No part of the proceeds of any Loans hereunder will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country or for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(ff)                                Patriot Act.  Neither any Borrower Party nor any of its Subsidiaries is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended or any enabling legislation or executive order relating thereto.  Neither any Borrower Party nor any or its Subsidiaries is in violation of (a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) the USA Patriot Act.  None of the Borrower Parties (i) is a blocked person described in section 1 of the Executive

Order No. 13224 or (ii) to the best of its knowledge, engages in any dealings or transactions, or is otherwise associated, with any such blocked person.

(gg)                          License Agreements.  As of the Agreement Date, all License Agreements of the Borrower Parties are listed on Schedule 5.1(gg).

Section 5.2                                      Representations and Warranties Relating to Credit Card Receivables and Accounts Receivables.  With respect to all Accounts of each Borrower Party, such Borrower Party hereby warrants and represents to the Lender Group that such Accounts are bona fide existing payment obligations of Account Debtors created by the sale and delivery of Inventory or the rendition of services to such Account Debtors in the ordinary course of such Borrower Party’s business.  As to each Account that was included by such Borrower Party as an Eligible Account or an Eligible Credit Card Receivable in the most recent Borrowing Base Certificate submitted to the Administrative Agent by the Administrative Borrower, such Account was not ineligible (to the Administrative Borrower’s knowledge with respect to any Account deemed ineligible by the Administrative Agent in the exercise of its Permitted Discretion) by virtue of one or more of the excluding criteria set forth in the definition of Eligible Accounts or Eligible Credit Card Receivables, as applicable, as of the date of such Borrowing Base Certificate.

Section 5.3                                      Representations and Warranties Relating to Inventory.  As to Inventory that was included by such Borrower Party as Eligible Inventory in the most recent Borrowing Base Certificate submitted to the Administrative Agent by the Administrative Borrower, such Inventory was not ineligible (to the Administrative Borrower’s knowledge with respect to any Account deemed ineligible by the Administrative Agent in the exercise of its Permitted Discretion) by virtue of one or more of the applicable excluding criteria set forth in the definition of Eligible Domestic Inventory, Eligible In-Transit Inventory and Eligible L/C Inventory, as the case may be, as of the date of such Borrowing Base Certificate.

Section 5.4                                      Survival of Representations and Warranties, etc.  All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made, and shall be true and correct, at and as of the Agreement Date and the date of each Advance or issuance of a Letter of Credit hereunder, except to the extent previously fulfilled in accordance with the terms of this Agreement or the other Loan Documents and to the extent subsequently inapplicable.  All representations and warranties made under this Agreement and the other Loan Documents shall survive, and not be waived by, the execution hereof by the Lender Group, or any of them, any investigation or inquiry by any member of the Lender Group, or the making of any Advance or the issuance of any Letter of Credit under this Agreement.

ARTICLE 6.

GENERAL COVENANTS

Until the later of the date the Obligations are repaid in full or the date the Borrowers no longer have the right to borrow, or have Letters of Credit issued, hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Majority Lenders shall otherwise give their prior consent in writing:

Section 6.1                                      Preservation of Existence and Similar Matters.  Each Borrower Party will, and will cause each of its Subsidiaries to (i) except as expressly permitted by Section 8.7, preserve and maintain its existence, and, solely with respect to its Domestic Subsidiaries, maintain its due organization, valid existence and good standing, in each case in its jurisdiction of incorporation or organization, (ii) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization except where the failure to be so qualified would not reasonably be expected to have a Materially Adverse Effect, and (iii) maintain all Necessary Authorizations except where the failure to maintain such Necessary Authorizations would not reasonably be expected to have a Materially Adverse Effect.

Section 6.2                                      Compliance with Applicable Law.  Each Borrower Party will, and will cause each of its Subsidiaries to, comply, in all material respects, with the requirements of all Applicable Law, except where the failure to so comply could not reasonably be expected to have a Materially Adverse Effect.

Section 6.3                                      Maintenance of Properties.  Each Borrower Party will, and will cause each of its Domestic Subsidiaries to, maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition, normal wear and tear and disposal of obsolete equipment excepted, all properties used or useful in its business (whether owned or held under lease), and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments, and improvements thereto, except where the failure to do so could not reasonably be expected to have a Materially Adverse Effect.

Section 6.4                                      Accounting Methods and Financial Records.  Each Borrower Party will, and will cause each of its Domestic Subsidiaries to, maintain a system of accounting established and administered in accordance with GAAP and will keep adequate records and books of account in which complete entries will be made in accordance with such accounting principles consistently applied and reflecting all transactions required to be reflected by such accounting principles.

Section 6.5                                      Insurance.  Each Borrower Party will, and will cause each of its Subsidiaries to, maintain insurance including, but not limited to, public liability, property insurance, comprehensive general liability, product liability, business interruption and fidelity coverage insurance, in such amounts and against such risks as would be customary for companies in the same industry and of comparable size as the Borrower Parties and their Subsidiaries from financially sound and reputable insurance companies having and maintaining an A.M. Best rating of “A minus” or better and being in a size category of VI or larger or otherwise acceptable to the Administrative Agent.  Without limitation to the foregoing, each Borrower Party further agrees to maintain and pay for, or cause to be paid for, insurance upon all goods constituting Collateral wherever located, in storage or in transit in vehicles, vessels or aircraft, including goods evidenced by documents, covering casualty, hazard, public liability and such other risks and in such amounts as would be customary for companies in the same industry and of comparable size as the Borrower Parties, from financially sound and reputable insurance companies having and maintaining an A.M. Best rating of “A minus” or better and being in a size category of VI or larger or otherwise acceptable to the Administrative Agent to insure the Lender Group’s interest in such Collateral.  All such insurance policies covering goods that constitute Collateral shall name the Administrative Agent as loss payee and all general liability insurance policies of the Borrower Parties shall name the Administrative Agent as additional insured (other than insurance policies subject to the terms and conditions of the Post-Closing Agreement).  Subject to the terms and conditions of the Post-Closing Agreement with respect to insurance policies of the Borrower Parties in foreign jurisdictions, each Borrower Party shall deliver the original certificates of insurance or banker’s endorsements evidencing that the required liability insurance policies of the Borrower Parties naming the Administrative Agent as additional insured is in force together with satisfactory lender’s loss payable endorsements or banker’s endorsements with respect to insurance covering goods that constitute Collateral.  Each policy of insurance or endorsement with respect to property coverage shall contain a clause requiring the insurer to give not less than thirty (30) days’ prior written notice (or ten (10) days’ prior written notice with respect to any cancellation for non-payment of premium) to the Administrative Agent in the event of cancellation or modification of the policy for any reason whatsoever and a clause that the interest of the Administrative Agent shall not be impaired or invalidated by any act or neglect of any Borrower Party or owner of the Collateral.  If any Borrower Party fails to provide and pay for such insurance, the Administrative Agent may, at the Borrowers’ expense, procure the same, but shall not be required to do so.  Each Borrower Party agrees to deliver to the Administrative Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

Section 6.6                                      Payment of Taxes and Claims.  Each Borrower Party will, and will cause each of its Subsidiaries to, pay and discharge all taxes, assessments, and governmental charges or levies imposed upon it or its income or profit or upon any properties belonging to it prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which have become due and payable and which by law have or may become a Lien upon any of its Property; except that, no such tax, assessment, charge, levy, or claim need be paid which is being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy, or claim does not become a Lien or charge other than a Permitted Lien and no foreclosure, distraint, sale, or similar proceedings shall have been commenced and remain unstayed for a period thirty (30) days after such commencement.  Each Borrower Party shall, and shall cause each of its Subsidiaries to, timely file all information returns required by federal, state, or local tax authorities.

Section 6.7                                      Visits and Inspections.  Each Borrower Party will, and will permit each of its Subsidiaries to, permit representatives of the Administrative Agent to (a) visit and inspect the properties of the Borrower Parties and their Subsidiaries during normal business hours, (b) inspect and make extracts from and copies of the Borrower Parties’ and their Subsidiaries’ books and records, and (c) discuss with the Borrower Parties’ and their Subsidiaries’ respective principal officers the Borrower Parties’ or such Subsidiaries’ businesses, assets, liabilities, financial positions, results of operations, and business prospects relating to the Borrower Parties or such Subsidiaries; provided, however, Borrowers shall only be obligated to pay for one field audit and one appraisal in any twelve (12) month period unless (i) Availability is less than or equal to twenty percent (20%) of the amount of the Revolving Loan Commitment then in effect, in which case the Borrowers shall be obligated to pay for two field audits and two appraisals during any twelve (12) month period or (ii) an Event of Default has occurred and is continuing, in which case, the Borrowers shall pay for all field audits and appraisals, as determined by the Administrative Agent in its sole and absolute discretion; provided, further, any field exam or appraisal conducted pursuant to Section 8.7(d) shall not count against the limitations on field exams and appraisals described above.  Any other member of the Lender Group may, at its expense, accompany the Administrative Agent on any regularly scheduled visit (or at any time that a Default exists any visit regardless of whether it is regularly scheduled) to the Borrower Parties and their Subsidiaries’ properties.

Section 6.8                                      Intentionally Omitted .

Section 6.9                                      ERISA.  Each Borrower Party shall at all times make, or cause to be made, prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to each Borrower Party’s and its ERISA Affiliates’ Plans that are subject to such funding requirements; furnish to the Administrative Agent, promptly upon the Administrative Agent’s request therefor, copies of any annual report required to be filed pursuant to ERISA in connection with each such Plan of each Borrower Party and its ERISA Affiliates; notify the Administrative Agent as soon as practicable of any ERISA Event that could reasonably be expected to have a Materially Adverse Effect; and furnish to the Administrative Agent, promptly upon the Administrative Agent’s request therefor, such additional information concerning any such Plan as may be reasonably requested by the Administrative Agent.

Section 6.10                                Lien Perfection.  Each Borrower Party agrees to take such action as may be reasonably requested by the Administrative Agent to perfect or continue the perfection of the Administrative Agent’s (on behalf of, and for the benefit of, the Lender Group) security interest in the Collateral.  Each Borrower Party hereby authorizes the Administrative Agent to file any such financing statement on such Borrower Party’s behalf describing the Collateral as “all assets of the debtor” or “all personal property of the debtor.”

Section 6.11                                Location of Collateral.  All tangible property owned by a Borrower Party constituting Collateral, other than Inventory in transit, Inventory sold or consigned for sale in the ordinary course of business and raw materials and work-in-process located at manufacturing sites outside the US and Canada, is on the Agreement Date kept by the Borrower Parties at one or more of the business locations of the Borrower Parties set forth in Schedule 6.11.  The Inventory shall not, without the prior written approval of the Administrative Agent, be moved from the locations set forth on Schedule 6.11 except for (a) Inventory in transit, (b) raw materials and work-in-process located at manufacturing sites outside the US and Canada, (c) sales or other dispositions of assets permitted pursuant to Section 8.7 or consignments for sale in the ordinary course of business and (d) locations within the US or Canada (other than the Province of Quebec) other than those specified in the first sentence of this Section 6.11 if (i) the Administrative Borrower gives the Administrative Agent reasonable notice of the new location and (ii) the Lender Group’s security interest in such Inventory is and continues to be a duly perfected, first priority Lien thereon.

Section 6.12                                Protection of Collateral.  All insurance expenses and expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral (including, without limitation, all rent payable by any Borrower Party to any landlord of any premises where any of the Collateral may be located), and any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof, shall be borne and paid by the Borrower Parties.  If the Borrower Parties fail to promptly pay any portion thereof when due, the Lenders may, at their option during the existence of an Event of Default, but shall not be required to, make a Base Rate Advance for such purpose and pay the same directly to the appropriate Person.  The Borrower Parties agree to reimburse the Lenders promptly therefor with interest accruing thereon daily at the Default Rate provided in this Agreement.  All sums so paid or incurred by the Lenders for any of the foregoing and all reasonable costs and expenses (including attorneys’ fees, legal expenses, and court costs) which the Lenders may incur in enforcing or protecting the Lien on or rights and interest in the Collateral or any of their rights or remedies under this or any other agreement between the parties hereto or in respect of any of the transactions to be had hereunder until paid by the Borrowers to the Lenders with interest at the Default Rate, shall be considered Obligations owing by the Borrowers to the Lenders hereunder.  Such Obligations shall be secured by all Collateral and by any and all other collateral, security, assets, reserves, or funds of the Borrower Parties in or coming into the hands or inuring to the benefit of the Lenders.  Neither the Administrative Agent nor the Lenders shall be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in the Administrative Agent’s or the Lenders’ actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at the Borrower Parties’ sole risk.

Section 6.13                                Assignments and Records of Accounts.  If so requested by the Administrative Agent during the continuance of an Event of Default, each Borrower Party shall execute and deliver to the Administrative Agent, for the benefit of the Lender Group, formal written assignments of all of the Accounts constituting Collateral daily, which shall include all such Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto.  Each Borrower Party shall keep in all material respects accurate and complete records of the Accounts and all payments and collections thereon.

Section 6.14                                Administration of Accounts.

(a)                                  The Administrative Agent retains the right after the occurrence and during the continuance of an Event of Default to notify the Account Debtors to pay all amounts owing on Accounts constituting Collateral to the Administrative Agent, for the benefit of the Lender Group, and to collect the Accounts directly in its own name and to charge the collection costs and expenses, including attorneys’ fees, to the Borrower Parties.  The Administrative Agent has no duty to protect, insure, collect or realize upon the Accounts or preserve rights in them.  Each Borrower Party irrevocably makes, constitutes and appoints the Administrative Agent as such Borrower Party’s true and lawful attorney and agent-in-fact to endorse such Borrower Party’s name on any checks, notes, drafts or other payments relating to the Accounts which come into the Administrative Agent’s possession or under the Administrative Agent’s control as a result of its taking any of the foregoing actions.  Additionally, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, for the benefit of the Lender Group, shall have the right to collect and settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as the Administrative Agent may deem advisable, and to charge the deficiencies, reasonable costs and expenses thereof, including attorney’s fees, to the Borrower Parties.

(b)                                 If an Account includes a charge for any tax payable to any governmental taxing authority, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent on behalf of the Lenders is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of the applicable Borrower Party and to make a Base Rate Advance to the Borrowers to pay therefor.  The Borrower Parties shall notify the Administrative Agent if any Account includes any tax due to any governmental taxing authority and, in the absence of such notice, the Administrative Agent shall have the right to retain the full proceeds of the Account and shall not be liable for any taxes to any governmental taxing authority that may be due by any Borrower Party by reason of the sale and delivery creating the Account.

(c)                                  Whether or not a Default has occurred, any of the Administrative Agent’s officers, employees or agents shall have the right after prior notice to the Administrative Borrower (provided no prior notice shall be required if an Event of Default shall have occurred and be continuing), at any time or times hereafter, in the name of the Lenders, or any designee of the Lenders or the Borrower Parties, to verify the validity, amount or other matter relating to any Accounts by mail, telephone, telegraph or otherwise.  The Borrower Parties shall cooperate fully with the Administrative Agent and the Lenders in an effort to facilitate and promptly conclude any such verification process.

Section 6.15                                Blocked Account Agreements.

(a)                                  Each deposit account and securities account owned or maintained by the Borrower Parties (other than an Excluded Deposit Account) shall be maintained at a bank or financial institution which is reasonably acceptable to the Administrative Agent (each such bank, a “Cash Management Bank”).  As of the Agreement Date, each deposit account and securities account of the Borrower Parties are listed on Schedule 6.15 and such schedule designates which accounts are deposit accounts.  Except with respect to Excluded Accounts or with the prior written consent of the Administrative Agent, each deposit account and securities account maintained by any Borrower Party shall be subject to a control agreement in form and substance satisfactory to the Administrative Agent and such bank or financial institution (each such account, a “Blocked Account Agreement”).  Each such Blocked Account Agreement shall provide, among other things, that from and after the Agreement Date, the relevant Cash Management Bank, agrees, from and after the receipt of a notice (an “Activation Notice”) from the Administrative Agent (which Activation Notice shall be given by the Administrative Agent at any time at which (i) an Event of Default has occurred and is continuing or (ii) Availability for three (3) consecutive Business Days is less than the greater of (A) $26,250,000 and (B) fifteen percent (15%) of the amount of the Revolving Loan Commitment then outstanding (the foregoing being referred to herein as an “Activation Event”)), to forward immediately all amounts in each deposit account or securities account, as the case may be to the Administrative Agent per its instructions and to commence the process of daily sweeps from such account to the Administrative Agent.

(b)                                 The Borrower Parties shall take all steps to ensure that all of their Account Debtors and all of their Credit Card Processors forward all items of payment to lockboxes established with the Cash Management Banks.  The Borrower Parties shall irrevocably instruct such Credit Card Processors to forward all items of payment owing to the Borrower Parties directly to a deposit account subject to a Blocked Account

Agreement (a “Blocked Account”).

(c)                                  In the event that any Borrower Party shall at any time receive any remittances of any of the foregoing directly or shall receive any other funds representing proceeds of the Collateral, such Borrower Party shall hold the same as trustee for the Administrative Agent, shall segregate such remittances from its other assets, and shall promptly deposit the same into a Blocked Account.  All cash, cash equivalents, checks, notes, drafts or similar items of payment received by any Borrower Party shall be deposited into a Blocked Account promptly upon receipt thereof by such Borrower Party.

Section 6.16                                Further Assurances.  Upon the request of the Administrative Agent, each Borrower Party will promptly cure, or cause to be cured, defects in the creation and issuance of any Revolving Loan Notes and the execution and delivery of the Loan Documents (including this Agreement), resulting from any act or failure to act by any Borrower Party or any employee or officer thereof.  Each Borrower Party at its expense will promptly execute and deliver to the Administrative Agent and the Lenders, or cause to be executed and delivered to the Administrative Agent and the Lenders, all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower Parties in the Loan Documents (including this Agreement), or to correct any omissions in the Loan Documents, or more fully to state the obligations set out herein or in any of the Loan Documents, or to obtain any consents, all as may be necessary or appropriate in connection therewith.

Section 6.17                                Intentionally Omitted .

Section 6.18                                Indemnity.  Each Borrower Party will indemnify and hold harmless each Indemnified Person from and against any and all claims, liabilities, investigations, losses, damages, actions, demands, penalties, judgments, suits, investigations and costs, expenses (including reasonable fees and expenses of experts, agents, consultants and counsel) and disbursements, in each case, of any kind or nature (whether or not the Indemnified Person is a party to any such action, suit or investigation) whatsoever which may be imposed on, incurred by, or asserted against an Indemnified Person resulting from any breach by the Borrower Parties of any representation or warranty made hereunder, or otherwise in any way relating to or arising out of the Revolving Loan Commitments, this Agreement, the other Loan Documents or any other document contemplated by this Agreement, the making, administration or enforcement of the Loan Documents and the Loans, any transaction contemplated hereby or any related matters unless, with respect to any of the above, such Indemnified Person is determined by a final non-appealable judgment of a court of competent jurisdiction to have acted or failed to act with gross negligence or willful misconduct.  NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS

DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT.  This Section 6.18 shall survive termination of this Agreement.

Section 6.19                                Environmental Matters.  Each Borrower Party shall (a) conduct its operations and keep and maintain its Properties in compliance with all Environmental Laws, except where the failure to do so could not reasonably be expected to have a Materially Adverse Effect; (b) obtain and renew all environmental permits necessary for its operations and Properties, except where the failure to do so could not reasonably be expected to have a Materially Adverse Effect; and (c) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to maintain the value and marketability of its Properties or to otherwise comply with Environmental Laws pertaining to the presence, generation, treatment, storage, use, disposal, transportation or release of any Hazardous Materials on, at, in, under, above, to, from or about any of its Properties, provided, however, that no Borrower Party shall be required to undertake any such investigation, remediation, removal or response action to the extent that (i) its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves have been set aside and are being maintained by the Borrower Parties with respect to such circumstances in accordance with GAAP, or (ii) failure to undertake any investigation, remediation, removal or response action could not reasonably be expected to have a Materially Adverse Effect.

Section 6.20                                Formation of Subsidiaries.  At the time of the formation of any direct or indirect Subsidiary of any Borrower (other than an Excluded Subsidiary) after the Agreement Date or the acquisition of any direct or indirect Subsidiary of any Borrower (other than an Excluded Subsidiary) after the Agreement Date, the Borrower Parties, as appropriate, shall (a) cause such new Domestic Subsidiary to provide to the Administrative Agent, for the benefit of the Lender Group, a joinder and supplement to this Agreement substantially in the form of Exhibit J (each, a “Guaranty Supplement”), pursuant to which such new Domestic Subsidiary shall agree to join as a Guarantor of the Obligations under Article 3 and as a Borrower Party under this Agreement, a supplement to the Security Agreement, and such other security documents, together with appropriate Uniform Commercial Code financing statements, all in form and substance reasonably satisfactory to the Administrative Agent, (b) provide to the Administrative Agent, for the benefit of the Lender Group, a pledge agreement and appropriate certificates and powers or Uniform Commercial Code financing statements, pledging all direct or beneficial ownership interest in such new Subsidiary (regardless of whether owned by a Borrower Party or a Subsidiary of a Borrower Party or a minority shareholder), in form and substance reasonably satisfactory to the Administrative Agent, provided, however, with respect to any Foreign Subsidiary (including US Ben Sherman Holdco), such pledge will only be required to the extent the Equity Interests of such Foreign Subsidiary are directly owned and held by a Borrower Party, and with respect to any such Foreign Subsidiary, such pledge shall be limited to sixty-five percent (65%) of the Equity Interests of such Foreign Subsidiary, and (c) provide to the Administrative Agent, for the benefit of the Lender Group, all other documentation, including one or more opinions of counsel satisfactory to the Administrative Agent, which in its reasonable opinion is appropriate with respect to such formation and the execution and delivery of the applicable documentation referred to above.  Nothing in this Section 6.20 shall authorize any Borrower Party or any Subsidiary of a Borrower Party to form or acquire any Subsidiary to the extent the formation or acquisition of such Subsidiary is prohibited pursuant to Article 8.  Any document, agreement or instrument executed or issued pursuant to this Section 6.20 shall be a “Loan Document” for purposes of this Agreement.

Section 6.21                                Intentionally Omitted.

Section 6.22                                Holding Company Dividends.  In the event Ben Sherman or any of its Foreign Subsidiaries pays any Dividend to US Ben Sherman Holdco, Parent shall cause US Ben Sherman Holdco to distribute immediately the amount of such Dividend to Parent.

ARTICLE 7.

INFORMATION COVENANTS

Until the earlier of the date the Obligations are repaid in full or the date the Borrowers no longer have a right to borrow, or have Letters of Credit issued, hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Majority Lenders shall otherwise give their prior consent in writing, the Administrative Borrower will furnish or cause to be furnished to each member of the Lender Group at their respective offices the following items; provided, however, that the Administrative Borrower, at its option, may deliver such items described in Sections 7.1, 7.2, 7.3, 7.5(c) and 7.6(h) to the Administrative Agent with instructions to post such items on “IntraLinks” or any similar website for viewing by the Lenders or to send such items to the Lenders via electronic mail and the Administrative Agent shall post or send via electronic mail such items within a reasonable period of time after delivery thereby by the Administrative Borrower to it and such posting or sending via electronic mail shall constitute delivery of such items to the Lenders:

Section 7.1                                      Monthly and Quarterly Financial Statements and Information.

(a)                                  Within thirty (30) days after the last day of the first two (2) fiscal months of each fiscal quarter of Parent and its Subsidiaries, the consolidated balance sheet of Parent as at the end of such fiscal month, and the related statement of income and related statement of cash flows for such fiscal month and for the fiscal year to date period ended with the last day of such fiscal month, which financial statements shall set forth in comparative form such figures (i) as at the end of such month during the previous fiscal year and for such month during the previous fiscal year and (ii) the figures for the applicable period set forth in the projections provided by the Borrower Parties pursuant to Section 4.1, as amended or superseded by projections delivered pursuant to Section 7.5(d), as modified by amendments to such projections delivered pursuant to Section 7.6(e), all of which shall be on a consolidated basis and shall be certified by an Authorized Signatory of the Administrative Borrower, in his or her opinion, to present fairly in accordance with GAAP the financial position of Parent and its Subsidiaries, as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments and lack of footnotes.

(b)                                 Within forty-five (45) days after the last day of each fiscal quarter in each fiscal year of the Borrowers, the consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal quarter, and the related statement of income and related statement of cash flows for such fiscal quarter and for the fiscal month then ended which financial statements shall set forth in comparative form (i) such figures as at the end of such quarter and month during the previous fiscal year and for such quarter during the previous fiscal year and (ii) the figures for the applicable period set forth in the projections provided by the Borrower Parties pursuant to Section 4.1, as amended or superseded by projections delivered pursuant to Section 7.5(d), as modified by amendments to such projections delivered pursuant to Section 7.6(e), all of which shall be on a consolidated basis and shall be certified by an Authorized Signatory of the Administrative Borrower, in his or her opinion, to present fairly in accordance with GAAP the financial position of Parent and its Subsidiaries, as at the end of such period and the results of operations for such period, subject only to normal year-end adjustments and lack of footnotes.

Section 7.2                                      Annual Financial Statements and Information; Certificate of No Default.  Within ninety (90) days after the end of each fiscal year of Parent, the audited balance sheet of Parent and its Subsidiaries as at the end of such year and the related audited statements of income and retained earnings and related audited statements of cash flows for such year, all of which shall be on a consolidated basis with the other Borrower Parties, which financial statements shall set forth in comparative form such figures as at the end of and for the previous year, and shall be accompanied by an opinion of independent certified public accountants of recognized standing satisfactory to the Administrative Agent, stating that such financial statements are unqualified and prepared in all material respects in accordance with GAAP, without any explanatory paragraphs.

Section 7.3                                      Compliance Certificates.

(a)                                  Compliance Certificates.  At the time the financial statements are furnished pursuant to Section 7.1(b) and Section 7.2, a Compliance Certificate:

(b)                                 If at the end of such period the Financial Covenant is applicable, setting forth at the end of such period the arithmetical calculations required to establish whether or not the Borrower Parties were in compliance with the requirements of the Financial Covenant;

(c)                                  Stating whether any material change in GAAP or the application thereof has occurred since the date of the Borrowers’ audited financial statements delivered on the Agreement Date, and, if any change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; and

(d)                                 Stating that, to the best of his or her knowledge, no Default has occurred as at the end of such period, or, if a Default has occurred, disclosing each such Default and its nature, when it occurred and whether it is continuing.

Section 7.4                                      Access to Accountants.  Each Borrower Party hereby authorizes the Administrative Agent to communicate directly with the Borrower Parties’ and their Subsidiaries’ independent public accountants and authorizes these accountants to disclose to the Administrative Agent any and all financial statements and other supporting financial data, including matters relating to the annual audit and copies of any management letter with respect to its business, financial condition and other affairs.  On or before the Agreement Date, the Administrative Borrower, on behalf of all of the Borrower Parties, shall deliver to their independent public accountants a letter authorizing them to comply with the provisions of this Section 7.4.

Section 7.5                                      Additional Reports.

(a)                                  Within (i) fifteen (15) days after the end of each fiscal month if Average Availability exceeds twenty percent (20%) of the amount of the Revolving Loan Commitment and (ii) three (3) Business Days after the end of each fiscal week if Average Availability is less than or equal to twenty percent (20%) of the amount of the Revolving Loan Commitment, Administrative Borrower shall deliver to the Administrative Agent a Borrowing Base Certificate, as of the last day of the preceding fiscal month or fiscal week, as the case may be, which shall be in the form of Exhibit C, and shall be correct and complete in all material respects, setting forth a categorical breakdown of all Accounts and Inventory of the Borrower Parties, a calculation of Eligible Accounts, Eligible Credit Card Receivables and Eligible Inventory as of such last day of the preceding fiscal period and a calculation of Average Availability for the preceding fiscal month or fiscal week, as the case may be.

(b)                                 Together with the delivery of the Borrowing Base Certificate as required under Section 7.5(a) or as may otherwise be requested by the Administrative Agent, the Administrative Borrower shall deliver to the Administrative Agent, in form acceptable to the Administrative Agent, such reports and other supporting documentation regarding the calculation of the Borrowing Base as the Administrative Agent may

reasonably request, in each case existing as of the last day of the preceding fiscal month or such other date reasonably required by the Administrative Agent.

(c)                                  Promptly upon receipt thereof, the Administrative Borrower shall deliver to the Administrative Agent and the Lenders copies of all final reports, if any, submitted to any Borrower Party or any Domestic Subsidiary of a Borrower Party by its independent public accountants in connection with any annual or interim audit of the Borrower Parties, or any of them, including, without limitation, any final management report, as applicable, prepared in connection with the annual audit referred to in Section 7.2;

(d)                                 On or before the date forty-five (45) days following the commencement of each fiscal year, the Administrative Borrower shall deliver to the Administrative Agent and the Lenders the annual budget for the Borrower Parties and their Subsidiaries approved by the chief financial officer or treasurer of Parent, including forecasts of the income statement, the balance sheet and a cash flow statement for such fiscal year on a month by month basis;

(e)                                  To the extent not covered elsewhere in this Article 7, promptly after the sending thereof, the Borrower Parties shall deliver to the Administrative Agent copies of all financial statements, reports and other information which any Borrower Party sends to any holder of the Senior Notes Debt or Parent’s securities (or any agent or trustee acting for any such holder) or which any Borrower Party files with the Securities and Exchange Commission (other than periodic reports filed on Form 10Q or Form 10K or current reports filed on Form 8K);

(f)                                    If there is a material change in GAAP after February 2, 2008 that affects the presentation of the financial statements referred to in Sections 7.1 and 7.2, then, in addition to delivery of such financial statements, and on the date such financial statements are required to be delivered, the Administrative Borrower shall furnish the adjustments and reconciliations necessary to enable the Borrowers and each Lender to determine compliance with the Financial Covenant, if at such time the Financial Covenant is applicable, all of which shall be determined in accordance with GAAP consistently applied;

(g)                                 At any time that a Default exists and on and after any date of request by the Administrative Agent in its reasonable discretion, the Administrative Borrower shall provide to the Administrative Agent notice of the termination of any lease of real property where Inventory is located promptly upon termination of such lease; and

(h)                                 From time to time and promptly upon each request the Borrower Parties shall, and shall cause their Subsidiaries to, deliver to the Administrative Agent on behalf of the Lender Group such data, certificates, reports, statements, opinions of counsel, documents, or further information regarding the business, assets, liabilities, financial position, projections, results of operations, or business prospects of each of the

Borrower Parties, or such Subsidiaries, or any of them, as the Administrative Agent may reasonably request.

Section 7.6                                      Notice of Litigation and Other Matters.

(a)                                  Promptly upon (and in any event within five (5) Business Days of) any Borrower Party’s obtaining knowledge of the institution of, or a written threat of, any action, suit, governmental investigation or arbitration proceeding against any Borrower Party, any Subsidiary of a Borrower Party or any Property, which action, suit, governmental investigation or arbitration proceeding, if adversely determined, would expose, in such Borrower Party’s reasonable judgment, any Borrower Party or any Subsidiary of a Borrower Party to liability in an aggregate amount in excess of $7,500,000, the Administrative Borrower shall notify the Lender Group of the occurrence thereof, and the Administrative Borrower shall provide such additional information with respect to such matters as the Lender Group, or any of them, may reasonably request.

(b)                                 Promptly upon (and in any event within five (5) Business Days of) the occurrence of any default (whether or not any Borrower Party or any Subsidiary of a Borrower Party, as applicable, has received notice thereof from any other Person) on Funded Debt of any Borrower Party or any Subsidiary of a Borrower Party which singly, or in the aggregate, exceeds $7,500,000, the Administrative Borrower shall notify the Administrative Agent of the occurrence thereof;

(c)                                  Promptly upon (and in any event within five (5) Business Days of) any Borrower Party’s receipt of notice of the pendency of any proceeding for the condemnation or other taking of any material Property of any Borrower Party constituting Collateral, the Administrative Borrower shall notify the Administrative Agent of the occurrence thereof;

(d)                                 Promptly upon (and in any event within five (5) Business Days of) any Borrower Party’s receipt of notice of any event that could reasonably be expected to have a Materially Adverse Effect, the Administrative Borrower shall notify the Administrative Agent of the occurrence thereof;

(e)                                  Promptly (and in any event within five (5) Business Days) following any material amendment or change approved by the board of directors of Parent to the budget submitted to the Lender Group pursuant to Section 7.5(d), the Administrative Borrower shall notify the Administrative Agent of the occurrence thereof;

(f)                                    Promptly (and in any event within five (5) Business Days) following any officer of Parent becoming aware of any (i) Default under any Loan Document, default by any Borrower Party under the Senior Notes Documents, or default by Ben Sherman or any of its Subsidiaries under the UK Credit Facility, or (ii) default under any other agreement (other than those referenced in clause (i) of this Section 7.6(f)) to which any Borrower Party or any Subsidiary of a Borrower Party is a party or by which any Borrower Party’s or any such Subsidiary’s properties is bound which could reasonably be expected to have a Materially Adverse Effect, then the Administrative Borrower shall notify the Administrative Agent of the occurrence thereof giving in each case the details thereof and specifying the action proposed to be taken with respect thereto;

(g)                                 Promptly (but in any event within five (5) Business Days) following the occurrence of (i) any ERISA Event or (ii) a “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of any Borrower Party or any of its ERISA Affiliates which would subject any Borrower Party to any penalty or tax on “prohibited transactions” imposed by Section 502 of ERISA or Section 4975 of the Code, the Borrower Parties shall notify the Administrative Agent and the Lenders of the occurrence thereof, provided such occurrence, proceeding, or failure exposes such Borrower Party or ERISA Affiliate to liability in an aggregate amount in excess of $7,500,000.

(h)                                 The Administrative Borrower shall deliver updates or supplements to the following schedules (i) within sixty (60) days after the end of the end of each fiscal year, as of the last day of such fiscal year:  Schedule 5.1(c)-1, Schedule 5.1(c)-2, Schedule 5.1(d), Schedule 5.1(h), Schedule 5.1(p), Schedule 5.1(gg), Schedule 6.11 and Schedule 6.15, in each case, as may be required to render correct the representations and warranties contained in the applicable sections to which such schedules relate as of the last day of such fiscal year without giving effect to any references therein to the “Agreement Date” in each case, appropriately marked to show the changes made therein; provided that no such supplement to any such Schedules or representation shall be deemed a waiver of any Default resulting from the matters disclosed therein, except as consented to by the Majority Lenders in writing.

(i)                                     Promptly upon (and in any event within five (5) Business Days of) any Borrower Party’s obtaining knowledge that any Affiliate of the Borrower Parties: (i) is a Sanctioned Person, (ii) has more than 15% of its assets in Sanctioned Countries, or (iii) derives more than 15% of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries.

ARTICLE 8.

NEGATIVE COVENANTS

Until the earlier of the date the Obligations are repaid in full or the date the Borrowers no longer have a right to borrow, or have Letters of Credit issued, hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Majority Lenders shall otherwise give their prior consent in writing:

Section 8.1                                      Funded Debt.  No Borrower Party will, or will permit any of its Subsidiaries to, create, assume, incur, or otherwise become or remain obligated in respect of, or permit to be outstanding, any Funded Debt except:

(a)                                  Funded Debt under this Agreement and the other Loan Documents and the Bank Products Documents;

(b)                                 Funded Debt existing on the Agreement Date and listed on Schedule 8.1;

(c)                                  (i) the Senior Notes Debt and (ii) Funded Debt which shall be on market terms and conditions (determined as of the date any such Funded Debt is incurred) and shall have a maturity date not earlier than the date that is six months following the stated Maturity Date, so long as the aggregate outstanding principal amount of all Funded Debt permitted pursuant to this Section 8.1(c) shall not at any time exceed $375,000,000;

(d)                                 Funded Debt of a Borrower Party or any Subsidiary of a Borrower Party that is unsecured or secured by Permitted Liens described in clause (f) of the definition of Permitted Liens set forth in Article 1 (including without limitation Capitalized Lease Obligations), collectively, not to exceed the aggregate principal amount of $25,000,000 at any time outstanding;

(e)                                  Guaranties permitted by Section 8.2;

(f)                                    Unsecured Funded Debt of any Borrower Party owed to another Borrower Party;

(g)                                 Obligations under Hedge Agreements not entered into for speculative purposes and not exceeding the aggregate notional amounts of $75,000,000 with respect thereto;

(h)                                 (i) Unsecured Funded Debt of the Foreign Subsidiaries owed to the Borrower Parties or any of their Subsidiaries existing on the Agreement Date, (ii) unsecured Funded Debt of the Foreign Subsidiaries owed to the Borrower Parties or any of their Subsidiaries incurred after the Agreement Date to the extent that such unsecured Funded Debt constitutes an Investment permitted under Section 8.5(e), and (iii) unsecured Funded Debt of the Borrower Parties owed to the Foreign Subsidiaries;

(i)                                     Funded Debt incurred by Ben Sherman or its Subsidiaries pursuant to the UK Credit Facility in an aggregate principal amount not to exceed 12,000,000 Pounds Sterling at any time outstanding; and

(j)                                     Other unsecured Funded Debt of Oxford Industries (UK 3) Limited, a private company limited by shares incorporated in England, to Oxford

Industries (UK 2), a private company limited by shares incorporated in England, and of Oxford Industries (UK 1) Limited, a private company limited by shares incorporated in England to US Ben Sherman Holdco, in each case, in an amount not to exceed 63,000,000 Pounds Sterling at any time outstanding.

Section 8.2                                      Guaranties.  No Borrower Party will, or will permit any of its Subsidiaries to, at any time guarantee or enter into or assume any Guaranty, or be obligated with respect to, or permit to be outstanding, any Guaranty, other than (a) guaranties of the Obligations, (b) guaranties of obligations under repurchase agreements of any Borrower Party entered into in connection with the sale of products in the ordinary course of business of such Borrower Party, (c) guaranties of obligations under agreements of any Borrower Party entered into in connection with the acquisition of services, supplies, and equipment in the ordinary course of business of such Borrower Party, (d) endorsements of instruments in the ordinary course of business, (e) guaranties of the Senior Notes Debt as long as such guarantor is also a Guarantor of the Obligations; (f) guaranties of Funded Debt permitted under clauses (b), (c)(ii), (d) and (g) of Section 8.1, (g) guaranties by any Borrower Party of any obligation of any other Borrower Party to the extent such obligation is not prohibited hereunder, (h) guaranties of the obligations of Ben Sherman and its Subsidiaries under the UK Credit Facility by Ben Sherman and its Foreign Subsidiaries, and (i) other Guaranties with respect to obligations in an aggregate amount not to exceed $15,000,000 at any time outstanding.

Section 8.3                                      Liens.  No Borrower Party will, or will permit any Subsidiary of a Borrower Party to, create, assume, incur, or permit to exist or to be created, assumed, or permitted to exist, directly or indirectly, any Lien on any of its property, real or personal, now owned or hereafter acquired, except for Permitted Liens.

Section 8.4                                      Restricted Payments.  No Borrower Party shall, or shall permit any Subsidiary of a Borrower Party to, directly or indirectly declare or make any Restricted Payment, or set aside any funds for any such purpose, other than dividends on common stock which accrue (but are not paid in cash) or are paid in kind or dividends on preferred stock which accrue (but are not paid in cash) or are paid in kind; provided, however, that (a) any Subsidiary of Parent may make Restricted Payments to Parent or any other Subsidiary of Parent that owns Equity Interests of such Subsidiary making such Restricted Payment; (b) Parent may make regularly scheduled payments of interest due on the Senior Notes to the holders thereof; and (c) Parent may make Restricted Payments after the Agreement Date if (i) such Restricted Payments do not exceed $15,000,000 in the aggregate during any fiscal year of Parent, so long as before and after giving effect to such Restricted Payment, no Default has occurred and is continuing or would result from the making of such Restricted Payment, and (ii) such Restricted Payments exceed $15,000,000 in the aggregate during any fiscal year of Parent, so long as (A) no Default has occurred and is continuing or would result from the making of such Restricted Payment and (B) Parent, on behalf of the Borrower Parties, delivers to the Administrative

Agent a certificate, together with supporting documents in form and substance satisfactory to the Administrative Agent, executed by an Authorized Signatory certifying that, after giving pro forma effect to such Restricted Payment, (1) Availability is not projected to be less than the greater of (y) twenty percent (20%) of the amount of the Revolving Loan Commitment then in effect and (z) $35,000,000, at all times during the twelve (12) month period immediately following such Restricted Payment and (2) Borrower Parties and their Subsidiaries have, on a consolidated basis, a Fixed Charge Coverage Ratio of at least 1.20:1.00 as of such date of determination.

Section 8.5                                      Investments.  No Borrower Party will, or will permit any of its Subsidiaries to, make any Investment, except that (a) any Borrower Party or any Subsidiary of a Borrower Party may purchase or otherwise acquire and own and may permit any of its Subsidiaries to purchase or otherwise acquire and own Cash Equivalents provided that to the extent required by Section 6.15, any such Investments in Cash Equivalents shall be subject to a Blocked Account Agreement or other control agreement in form and substance reasonably satisfactory to the Administrative Agent; (b) any Borrower Party or Subsidiary of a Borrower Party may hold the Investments in existence on the Agreement Date and described on Schedule 8.5; (c) so long as no Default shall have occurred and be continuing or would result therefrom, any Borrower Party or Subsidiary of a Borrower Party may convert any of its Accounts that are in excess of ninety (90) days past due into notes or Equity Interests from the applicable Account Debtor so long as the Administrative Agent, for the benefit of the Lender Group, is granted a first priority security interest in such Equity Interests or notes held by a Borrower Party which Lien is perfected contemporaneously with the conversion of such Account to Equity Interests or notes; (d) the Borrower Parties and their Subsidiaries may hold the Equity Interests of their respective Subsidiaries in existence as of the Agreement Date and their Subsidiaries created or acquired after the Agreement Date in accordance with Section 6.20; (e) the Borrower Parties and their Subsidiaries may make additional Investments in their Foreign Subsidiaries in the form of loans or additional equity contributions if (i) the aggregate Investment is less than or equal to $25,000,000, so long as (A) no Default or Event of Default shall have occurred or is continuing or results therefrom and (B) the Administrative Agent shall have received a pro forma Borrowing Base Certificate giving effect to such transaction if any Collateral included in the most recent Borrowing Base Certificate (other than Qualified Cash so long as any such Qualified Cash used to fund such Investment, if deducted from the most recent Borrowing Base Certificate, would not result in an Overadvance) was contributed to such Foreign Subsidiary as part of such Investment, or (ii) the aggregate Investment is greater than $25,000,000, so long as (A) no Default or Event of Default shall have occurred or is continuing or results therefrom and (B) Administrative Borrower delivers a certificate, together with supporting documentation (including a pro forma Borrowing Base Certificate giving effect to such transaction if any Collateral included in the most recent Borrowing Base Certificate was contributed to such Foreign Subsidiary as part of such Investment) in form and substance reasonably satisfactory to the Administrative Agent, to the Administrative Agent executed by an Authorized Signatory evidencing that after giving pro forma effect to such Investment (y) Availability is not projected to be less than the greater of (a) twenty percent (20%) of the amount of the Revolving Loan Commitment then in effect and (b) $35,000,000 at all times during the twelve (12) month period immediately following such Investment and (C) Borrowers and their Subsidiaries have, on a consolidated basis, a Fixed Charge Coverage Ratio of at least 1.20:1.00 as of such date of determination; (f) any Borrower Party may make Investments in another Borrower Party; (g) the Borrower Parties and their Subsidiaries may make Investments permitted under Section 8.7(d); (h) the Borrower Parties and their Subsidiaries may make loans to employees in an aggregate amount not to exceed $1,000,000 at any time outstanding; (i) the Foreign Subsidiaries of the Borrower Parties may make loans to the Borrower Parties to the extent permitted under Section 8.1(h)(iii); (j) the Borrower Parties and their Subsidiaries may make Investments for the purpose of consummating an acquisition permitted under Section 8.7(d); (k) the Borrower Parties and their Subsidiaries may make travel advances and advances on sales commissions in the ordinary course of business; and (l) the Borrower Parties and their Subsidiaries may make additional Investments if (i) the aggregate Investment is less than or equal to $25,000,000, so long as no Default or Event of Default shall have occurred or is continuing or results therefrom, or (ii) the aggregate Investment is greater than $25,000,000, so long as (A) no Default or Event of Default shall have occurred or is continuing or results therefrom and (B) Administrative Borrower delivers a certificate, together with supporting documentation in form and substance reasonably satisfactory to the Administrative Agent, to the Administrative Agent executed by an Authorized Signatory evidencing that after giving pro forma effect to such Investment (y) Availability is not projected to be less than the greater of (a) twenty percent (20%) of the amount of the Revolving Loan Commitment then in effect and (b) $35,000,000 at all times during the twelve (12) month period immediately following such Investment and (C) Borrowers and their Subsidiaries have, on a consolidated basis, a Fixed Charge Coverage Ratio of at least 1.20:1.00.

Section 8.6                                      Affiliate Transactions.  No Borrower Party shall, or shall permit any Subsidiary of a Borrower Party to, enter into or be a party to any agreement or transaction with any Affiliate (other than a Borrower Party or a Subsidiary of a Borrower Party) except (a) as described on Schedule 8.6, (b) upon fair and reasonable terms that are no less favorable to such Borrower Party or such Subsidiary than it would obtain in a comparable arms length transaction with a Person not an Affiliate of such Borrower Party or such Subsidiary or (c) as permitted by Sections 8.4 and 8.5(h) and (k).

Section 8.7                                      Liquidation; Change in Ownership, Name, or Year; Disposition or Acquisition of Assets; Etc.  No Borrower Party shall, or shall permit any Subsidiary to, at any time:

(a)                                  Liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up its business, except that any Subsidiary of Parent (other than TBG) may liquidate or dissolve itself in accordance with Applicable Law so long as no Default or Event of Default has occurred and is continuing (or would result therefrom) and such liquidation or dissolution would not reasonably be expected to cause a Materially Adverse Effect;

(b)                                 Sell, lease, abandon, transfer or otherwise dispose of, in a single transaction or a series of related transactions, any assets, property or business (including any Equity Interests) except for (i) the sale of Inventory in the ordinary course of business at the fair market value thereof and for cash or cash equivalents, (ii) the sale, lease, sublease, abandonment, transfer or other disposition of assets, property or business in the ordinary course of business, (iii) the sale, lease or transfer of any assets, property or business by any Borrower Party to any other Borrower Party or from any Foreign Subsidiary to another Foreign Subsidiary, (iv) the sale, lease, sublease, transfer or other  disposal of real property (including any buildings, machinery and equipment located thereon) so long as (A) no Default or Event of Default shall have occurred and be continuing or result therefrom and (B) in the case of any sale of real property, the purchase price paid for such assets shall be at least equal to the amount at which such assets are carried on the books of the applicable Borrower Party, (v) additional sales of assets, property or business that do not exceed $10,000,000 in the aggregate during any trailing twelve (12) month period so long as (A) no Default or Event of Default shall have occurred and be continuing or result therefrom and (B) the purchase price paid for such assets shall be equal to the fair market value of such assets as determined by Parent in good faith, (vi) other sales of assets, property or business that exceed $10,000,000 in the aggregate but do not exceed (A) $30,000,000 in the aggregate during any twelve (12) month period or (B) $50,000,000 in the aggregate during the term of this Agreement so long as (1) no Default or Event of Default shall have occurred and be continuing or result therefrom, (2) the purchase price paid for such assets shall be at least equal to (y) the fair market value of such assets as determined by the board of directors of Parent acting in good faith and (z) the Availability generated under the Borrowing Base by such assets and (3) Parent, on behalf of the Borrowers, delivers a certificate, together with supporting documentation in form and substance reasonably satisfactory to the Administrative Agent, to the Administrative Agent executed by an Authorized Signatory certifying that, after giving pro forma effect to such sale, Availability is not projected to be less than the greater of (i) twenty percent (20%) of the amount of the Revolving Loan Commitment then in effect and (ii) $35,000,000 at all times during the twelve (12) month period immediately following the consummation of such sale, (vii) sales of assets listed on Schedule 8.7 in accordance with the terms and conditions set forth therein, (viii) any Foreign IP Transfer, and (ix) the Borrower Parties and their Subsidiaries may make Restricted Payments to the extent permitted by Section 8.4;

(c)                                  Become a partner or joint venturer with any third party after the Agreement Date; provided, however, that, subject to the limitations set forth in Sections 8.1 and 8.5, the Borrower Parties and their Subsidiaries may enter into partnerships and joint ventures after the Agreement Date;

(d)                                 Acquire (i) all or substantially all of the assets, property or business of any other Person, (ii) all or substantially all of the Equity Interests of any other Person or (iii) any assets that constitute a division or operating unit of the business of any other Person; provided, however, that the Borrower Parties and their Subsidiaries shall be permitted to consummate an acquisition described above if (A) the aggregate purchase price is less than or equal to $25,000,000, so long as no Default or Event of Default shall have occurred or is continuing or results therefrom, or (B) the aggregate purchase price is greater than $25,000,000, so long as (1) no Default or Event of Default shall have occurred or is continuing or results therefrom and (2) Administrative Borrower delivers a certificate, together with supporting documentation in form and substance reasonably satisfactory to the Administrative Agent, to the Administrative Agent executed by an Authorized Signatory evidencing that after giving pro forma effect to such acquisition (y) Availability is not projected to be less than the greater of (a) twenty percent (20%) of the amount of the Revolving Loan Commitment then in effect and (b) $35,000,000 at all times during the twelve (12) month period immediately following the consummation of such acquisition and (z) Borrowers and their Subsidiaries have, on a consolidated basis, a Fixed Charge Coverage Ratio of at least 1.20:1.00 as of such date of determination; provided, further, that the acquired assets shall not be eligible for inclusion in the Borrowing Base until the Administrative Agent has successfully completed a field audit with respect to such acquired assets (at Borrowers’ sole cost and expense) and shall only be included thereafter to the extent such assets satisfy the applicable eligibility criteria (and upon request by the Administrative Borrower, the Administrative Agent shall conduct any such field audit in a reasonably expedient manner);

(e)                                  Merge or consolidate with any other Person; provided, however, that (i) any Borrower may merge into another Borrower so long as, with respect to any merger with Parent, Parent is the surviving entity after such merger, (ii) any Subsidiary of Parent may merge into any Borrower Party so long as, with respect to any merger with a Borrower, such Borrower shall be the surviving entity after such merger and, with respect to any merger with any other Borrower Party, such other Borrower Party shall be the surviving entity after such merger, (iii) any Foreign Subsidiary may merge into another Foreign Subsidiary, (iv) any Borrower Party or any Subsidiary of a Borrower Party may merge with any Person in order to consummate an acquisition permitted under Section 8.7(d) so long as, with respect to any merger with a Borrower, such Borrower shall be the surviving entity after such merger, and, with respect to any merger with any other Borrower Party, such other Borrower Party shall be the surviving entity after such merger, and (v) any Borrower Party or any Subsidiary of a Borrower Party may merge with any Person in order to consummate a sale, transfer or disposition permitted under Section 8.7(b);

(f)                                    Change its corporate name without giving the Administrative Agent thirty (30) days prior written notice of its intention to do so and complying with all reasonable requirements of the Lenders in regard thereto;

(g)                                 Change its year-end for accounting purposes from the fiscal year ending on the Saturday occurring closest to each January 31 without giving the Administrative Agent thirty (30) days written notice prior to the end of the new year-end for accounting purposes and complying with all reasonable requirements of the Lenders in regard thereto; or

(h)                                 With respect to US Ben Sherman Holdco, incur or maintain any material liability other than intercompany Funded Debt permitted hereunder or own any material assets or engage in any material activity or business, except its ownership of the Equity Interests of Oxford Industries (UK 1) and the intercompany Funded Debt permitted hereunder that is owed to it.

Section 8.8                                      Fixed Charge Coverage Ratio.  If Availability for three (3) consecutive Business Days is less than the greater of (a) $26,250,000 and (b) fifteen percent (15%) of the amount of the Revolving Loan Commitment then in effect (a “Trigger Event”), the Borrower Parties shall not permit, as of the last day of the most recently ended fiscal month for which financial statements have been delivered pursuant to Section 7.1 or 7.2, the Fixed Charge Coverage Ratio for the immediately preceding twelve (12) fiscal month period then ended to be less than 1.00 to 1.00; provided, however, if after a Trigger Event occurs, Availability is greater than the greater of (a) $26,250,000 and (b) fifteen percent (15%) of the amount of the Revolving Loan Commitment then in effect for thirty (30) consecutive days, then the Borrower Parties shall no longer be subject to the requirements of this Section 8.8 unless a subsequent Trigger Event shall occur.

Section 8.9                                      Intentionally Omitted.

Section 8.10                                Intentionally Omitted.

Section 8.11                                Intentionally Omitted.

Section 8.12                                Sales and Leasebacks.  No Borrower Party shall enter into any arrangement, directly or indirectly, with any third party whereby such Borrower Party shall sell or transfer any property, real or personal, whether now owned or hereafter acquired, and whereby such Borrower Party shall then or thereafter rent or lease as lessee such property or any part thereof or other property which such Borrower Party intends to use for substantially the same purpose or purposes as the property sold or transferred which would result in the sale or transfer of assets of the Borrower Parties in an aggregate amount exceeding $15,000,000 during the term of the Agreement.

Section 8.13                                Amendment and Waiver.  Except as permitted hereunder, no Borrower Party shall, or shall permit any Subsidiary of a Borrower Party to (a) enter into any amendment of, or agree to or accept any waiver, which would adversely affect the rights of such Borrower Party or such Subsidiary, as applicable, or any member of the Lender Group, of (i) its articles or certificate of incorporation or formation and by-laws, partnership agreement or other governing documents or (ii) the Indenture or any of the other Senior Note Documents, or (b) permit any Material Contract to be cancelled or terminated prior to its stated maturity if such cancellation or termination could reasonably be likely to result in a Materially Adverse Effect.

Section 8.14                                ERISA Liability.  No Borrower Party shall fail to meet all of the applicable minimum funding requirements of ERISA and the Code, without regard to any waivers thereof, to the extent such failure could reasonably be expected to have a Materially Adverse Effect and, to the extent that the assets of any of their Plans would be less (by $1,000,000 or more) than an amount sufficient to provide all accrued benefits payable under such Plans, the Borrower Parties shall make the maximum deductible contributions allowable under the Code (based on the Borrower’s current actuarial assumptions).  No Borrower Party shall, or shall cause or permit any ERISA Affiliate to, (a) cause or permit to occur any event that could result in the imposition of a Lien under Section 430 of the Code or Section 302 or 4068 of ERISA or (b) cause or permit to occur an ERISA Event to the extent the event described in (a) or (b) individually or in the aggregate could reasonably be expected to have a Materially Adverse Effect.

Section 8.15                                Prepayments.  No Borrower Party shall, or shall permit any of its Subsidiaries to, prepay, redeem, defease or purchase in any manner, or deposit or set aside funds for the purpose of any of the foregoing, make any payment in respect of principal of, or make any payment in respect of interest on, any Funded Debt (other than Funded Debt under the UK Credit Facility), except the Borrowers may (a) make regularly scheduled payments of principal or interest required in accordance with the terms of the instruments governing any Funded Debt permitted hereunder, (b) make payments, including prepayments permitted or required hereunder, with respect to the Obligations and as expressly permitted by Section 8.4(b), (c) prepay the Senior Notes as described in clause (a) or (b) of the definition of Senior Notes, and (d) make such other payments or prepayments of Funded Debt so long as (i) no Default or Event of Default shall have occurred or is continuing or results therefrom and (ii) Administrative Borrower delivers a certificate, together with supporting documentation in form and substance reasonably satisfactory to the Administrative Agent, to the Administrative Agent executed by an Authorized Signatory evidencing that (A) immediately after giving effect to such payment, Availability is not less than the greater of (x) twenty percent (20%) of the amount of the Revolving Loan Commitment then in effect and (y) $35,000,000, and (B) at all times during the twelve (12) month period immediately following such payment, Availability is not projected to be less than the greater of (x) fifteen percent (15%) of the amount of the Revolving Loan Commitment then in effect and (y) $26,250,000.

Section 8.16                                Conduct of Business.  The Borrower Parties shall not engage substantially in any line of business substantially different from the lines of business conducted by the Borrower Parties and their Subsidiaries on the Agreement Date or from any lines of business reasonably related, complementary, ancillary or incidental thereto.

Section 8.17                                Inconsistent Agreements.  No Borrower Party shall, or shall permit any Subsidiary of any Borrower Party to, enter into any contract or agreement which would violate the terms hereof or any other Loan Document.

ARTICLE 9.

DEFAULT

Section 9.1                                      Events of Default.  Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule, or regulation of any governmental or non-governmental body:

(a)                                  Any representation or warranty made under this Agreement or any other Loan Document shall prove incorrect or misleading in any material respect when made or deemed to have been made pursuant to Section 5.4;

(b)                                 (i) Any payment of any principal hereunder, or any reimbursement obligations with respect to any Letter of Credit shall not be received by the Administrative Agent on the date such payment is due, or (ii) any payment of any interest hereunder or any fees payable hereunder or under the other Loan Documents by any Borrower Party shall not be received by the Administrative Agent within three (3) Business Days from the date on which such payment is due;

(c)                                  (i) Any Borrower Party shall default in the performance or observance of any agreement or covenant contained in Section 2.12, 6.1, 6.5 or 6.15 or in Article 7 or Article 8 (other than Section 8.16); or (ii) any Borrower Party shall default in the performance or observance of any agreement or covenant contained in Section 6.7 or 6.20, and such default, if curable, shall not be cured within the earlier of (i) a period of five (5) days from the date that an officer of either Borrower knew or should have known of the occurrence of such default, or (ii) a period of five (5) days after written notice of such default is given by the Administrative Agent to the Administrative Borrower;

(d)                                 Any Borrower Party shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 9.1, and such default, if curable, shall not be cured within the earlier of (i) a period of thirty (30) days from the date that an officer of a Borrower knew or should have known of the occurrence of such default, or (ii) a period of thirty (30) days after written notice of such default is given by the Administrative Agent to the Administrative Borrower;

(e)                                  There shall occur any default in the performance or observance by any Borrower Party of any agreement or covenant contained in any of the other Loan Documents (other than this Agreement or as otherwise provided in this Section 9.1)

which, if curable, shall not be cured within the applicable cure period, if any, provided for in such Loan Document, or, if there is no applicable cure period set forth in such Loan Document, within the earlier of (i) a period of thirty (30) days from the date that an officer of a Borrower knew of the occurrence of such default, or (ii) a period of thirty (30) days after written notice of such default is given by the Administrative Agent to the Administrative Borrower;

(f)                                    There shall occur any Change in Control;

(g)                                 (i) There shall be entered a decree or order for relief in respect of any Borrower Party or any Subsidiary of a Borrower Party under the Bankruptcy Code, or any other applicable federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or similar official of any Borrower Party or of any Subsidiary of a Borrower Party or of any substantial part of its properties, or ordering the winding-up or liquidation of the affairs of any Borrower Party or any Subsidiary of a Borrower Party, or (ii) an involuntary petition shall be filed against any Borrower Party or any Subsidiary of a Borrower Party and a temporary stay entered and (A) such petition and stay shall not be diligently contested, or (B) any such petition and stay shall continue undismissed for a period of sixty (60) consecutive days;

(h)                                 Any Borrower Party or any Subsidiary of a Borrower Party shall commence an insolvency proceeding or any Borrower Party or any Subsidiary of a Borrower Party shall consent to the institution of an insolvency proceeding or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of such Borrower Party or any Subsidiary of a Borrower Party or of any substantial part of its properties, or any Borrower Party or any Subsidiary of a Borrower Party shall fail generally to pay its debts as they become due, or any Borrower Party or any Subsidiary of a Borrower Party shall take any action in furtherance of any such action;

(i)                                     A final judgment (other than a money judgment or judgments fully covered (except for customary deductibles or copayments not to exceed $7,500,000 in the aggregate) by insurance as to which the insurance company is not currently disputing or has not denied coverage) shall be entered by any court against any Borrower Party or any Subsidiary of any Borrower Party for the payment of money which exceeds in value $7,500,000, or a warrant of attachment or execution or similar process shall be issued or levied against property of any Borrower Party or any Subsidiary of a Borrower Party pursuant to a final judgment which, together with all other such property of the Borrower Parties and their Subsidiaries subject to other such process, exceeds in value $7,500,000 in the aggregate, and if, within thirty (30) days after the entry, issue, or levy thereof, such judgment, warrant, or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant, or process shall not have been paid or discharged;

(j)                                     There shall be at any time (i) any “accumulated funding deficiency,” as defined in ERISA or in Section 412 of the Code, with respect to any Plan maintained by any Borrower Party or any ERISA Affiliate of a Borrower Party, or to which any Borrower Party or any of its ERISA Affiliates has any liabilities; (ii) a trustee shall be appointed by a United States District Court to administer any Plan maintained by any Borrower Party or any ERISA Affiliate of a Borrower Party, or to which any Borrower Party or any of its ERISA Affiliates has any liabilities; (iii) the PBGC shall institute proceedings to terminate any such Plan; (iv) any Borrower Party or any ERISA Affiliate of any Borrower Party shall incur any liability to the PBGC in connection with the termination of any such Plan; (v) any Plan or trust created under any Plan of any Borrower Party or any ERISA Affiliate of any Borrower Party shall engage in a non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject any such Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any such Plan or trust to any tax or penalty on “prohibited transactions” imposed by Section 502 of ERISA or Section 4975 of the Code; (vi) any Borrower Party or any ERISA Affiliate of any Borrower Party shall enter into or become obligated to contribute to a Multiemployer Plan; (vii) there shall be at any time a Lien imposed against the assets of a Borrower Party or ERISA Affiliate under Code Section 430, or ERISA Sections 302 or 4068; or (viii) there shall occur at any time an ERISA Event; provided, however that no Event of Default shall occur as a result of an event described in clauses (i), (ii), (iii), (iv), (v), (vii) or (viii) of this Section 9.1(j) unless such event either individually or in the aggregate with other events described therein could reasonably be expected result in an aggregate liability greater than $7,500,000;

(k)                                  There shall occur any default (after the expiration of any applicable grace or cure period) under the Senior Notes Documents, the UK Credit Facility Documents or any other indenture, credit or loan agreement, note or securities purchase agreement, or other similar governing agreement for Funded Debt of any Borrower Party or any Subsidiary of a Borrower Party in an aggregate principal amount exceeding $7,500,000 (determined singly or in the aggregate with other Funded Debt); or

(l)                                     All or any material provision of any material Loan Document shall at any time and for any reason be declared to be null and void, the effect of which is to render any such material Loan Document inadequate for the practical realization of the rights and benefits afforded thereby, or a proceeding shall be commenced by any Borrower Party, any Subsidiary of a Borrower Party or any Affiliate thereof, or by any governmental authority having jurisdiction over any Borrower Party or any Subsidiary of a Borrower Party or any Affiliate thereof, seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or any Borrower Party, any Subsidiary of a Borrower Party shall deny that it has any liability or obligation for the payment of any Obligation provided under any Loan Document.

Section 9.2                                      Remedies.  If an Event of Default shall have occurred and shall be continuing, in addition to the rights and remedies set forth elsewhere in this Agreement and the other Loan Documents:

(a)                                  With the exception of an Event of Default specified in Section 9.1(g) or (h), the Administrative Agent may in its discretion (unless otherwise instructed by the Majority Lenders) or shall at the direction of the Majority Lenders, (i) terminate the Revolving Loan Commitment and the Letter of Credit Commitment, or (ii) declare the principal of and interest on the Loans and all other Obligations (other than any Obligations existing from time to time of any Borrower Party arising in connection with any Bank Products Documents) to be forthwith due and payable without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in any other Loan Document to the contrary notwithstanding.

(b)                                 Upon the occurrence and continuance of an Event of Default specified in Sections 9.1(g) or (h), such principal, interest, and other Obligations (other than any Obligations existing from time to time of any Borrower Party arising in connection with any Bank Products Documents) shall thereupon and concurrently therewith become due and payable, and the Revolving Loan Commitment and the Letter of Credit Commitment, shall forthwith terminate, all without any action by the Lender Group, or any of them and without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, anything in this Agreement or in any other Loan Document to the contrary notwithstanding.

(c)                                  The Administrative Agent may in its discretion (unless otherwise instructed by the Majority Lenders) or shall at the direction of the Majority Lenders exercise all of the post-default rights granted to the Lender Group, or any of them, under the Loan Documents or under Applicable Law.  The Administrative Agent, for the benefit of the Lender Group, shall have the right to the appointment of a receiver for the Property of the Borrower Parties, and the Borrower Parties hereby consent to such rights and such appointment and hereby waive any objection the Borrower Parties may have thereto or the right to have a bond or other security posted by the Lender Group, or any of them, in connection therewith.

(d)                                 In regard to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of any acceleration of the Obligations pursuant to the provisions of this Section 9.2 or, upon the request of the Administrative Agent, after the occurrence of an Event of Default and prior to acceleration, the Borrowers shall promptly upon demand by the Administrative Agent deposit in a Letter of Credit Reserve Account opened by the Administrative Agent for the benefit of the Lender Group an amount equal to one hundred and five percent (105%) of the aggregate then undrawn and unexpired amount of such Letter of Credit Obligations.  Amounts held in such Letter of Credit Reserve Account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations in the manner set forth in Section 2.11.  Pending the application of such deposit to the payment of the Reimbursement Obligations, the Administrative Agent shall, to the extent reasonably practicable, invest such deposit in an interest bearing open account or similar available savings deposit account and all interest accrued thereon shall be held with such deposit as additional security for the Obligations.  After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied, and all other Obligations shall have been paid in full, the balance, if any, in such Letter of Credit Reserve Account shall be returned to the Borrowers.  Except as expressly provided hereinabove, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrowers.

(e)                                  The rights and remedies of the Lender Group hereunder shall be cumulative, and not exclusive.

ARTICLE 10.

THE ADMINISTRATIVE AGENT

Section 10.1                                Appointment and Authorization.  Each member of the Lender Group hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in this Agreement and the other Loan Documents and its Loans, Revolving Loan Commitment and, if applicable, Letter of Credit Commitment irrevocably to appoint and authorize, the Administrative Agent to take such actions as its agent on its behalf and to exercise such powers hereunder and under the other Loan Documents as are delegated by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.  Without limiting the foregoing, each member of the Lender Group hereby authorizes the Administrative Agent to execute and deliver each Loan Document to which the Administrative Agent is, or is required to be, a party.  Neither the Administrative Agent nor any of its directors, officers, employees, or agents shall be liable for any action taken or omitted to be taken by it hereunder or in connection herewith, except for its own gross negligence or willful misconduct as determined by a final non-appealable order of a court of competent jurisdiction.

Section 10.2                                Interest Holders.  The Administrative Agent may treat each Lender, or the Person designated in the last notice filed with the Administrative Agent under this Section 10.2, as the holder of all of the interests of such Lender in this Agreement and the other Loan Documents and its Loans and Revolving Loan Commitment until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent.

Section 10.3                                Consultation with Counsel.  The Administrative Agent may consult with legal counsel selected by it and shall not be liable to any Lender or any Issuing Bank for any action taken or suffered by it in good faith in reliance on the advice of such counsel.

Section 10.4                                Documents.  The Administrative Agent shall not be under any duty to examine, inquire into, or pass upon the validity, effectiveness, or genuineness of this Agreement, any other Loan Document, or any instrument, document, or communication furnished pursuant hereto or in connection herewith, and the Administrative Agent shall be entitled to assume that they are valid, effective, and genuine, have been signed or sent by the proper parties, and are what they purport to be.

Section 10.5                                Administrative Agent and Affiliates.  With respect to the Revolving Loan Commitment and Loans, the Administrative Agent shall have the same rights and powers hereunder as any other Lender, and the Administrative Agent and its Affiliates, as the case may be,  may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower Parties or any Affiliates of, or Persons doing business with, the Borrower Parties, as if it were not the Administrative Agent or affiliated with the Administrative Agent and without any obligation to account therefor.  The Lenders and the Issuing Banks acknowledge that the Administrative Agent and its Affiliates have other lending and investment relationships with the Borrower Parties and their Affiliates and in the future may enter into additional such relationships.

Section 10.6                                Responsibility of the Administrative Agent.  Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any other member of the Lender Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.  Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.  The Administrative Agent shall be entitled to assume that no Default exists unless it has actual knowledge, or has been notified by any Borrower Party, of such fact, or has been notified by a Lender that such Lender considers that a Default exists, and such Lender shall specify in detail the nature thereof in writing.  The Administrative Agent shall provide each Lender with copies of such documents received from any Borrower Party as such Lender may reasonably request.

Section 10.7                                Action by Administrative Agent.

(a)                                  The Administrative Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Administrative Agent shall have been instructed by the Majority Lenders to exercise or refrain from exercising such rights or to take or refrain from taking such action.  The Administrative Agent shall incur no liability under or in respect of this Agreement with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances.

(b)                                 The Administrative Agent shall not be liable to the Lenders and the Issuing Banks, or any of them, in acting or refraining from acting under this Agreement or any other Loan Document in accordance with the instructions of the Majority Lenders (or all Lenders if expressly required by Section 11.12) and in the absence of its own gross negligence or willful misconduct, and any action taken or failure to act pursuant to such instructions shall be binding on all Lenders and the Issuing Banks.

Section 10.8                                Notice of Default.  In the event that any member of the Lender Group shall acquire actual knowledge, or shall have been notified in writing, of any Default, such member of the Lender Group shall promptly notify the other members of the Lender Group, and the Administrative Agent shall take such action and assert such rights under this Agreement as the Majority Lenders shall request in writing, and the Administrative Agent shall not be subject to any liability by reason of its acting pursuant to any such request.  If the Majority Lenders shall fail to request the Administrative Agent to take action or to assert rights under this Agreement in respect of any Default after their receipt of the notice of any Default from a member of the Lender Group, or shall request inconsistent action with respect to such Default, the Administrative Agent may, but shall not be required to, take such action and assert such rights (other than rights under Article 9) as it deems in its discretion to be advisable for the protection of the Lender Group, except that, if the Majority Lenders have instructed the Administrative Agent not to take such action or assert such right, in no event shall the Administrative Agent act contrary to such instructions.

Section 10.9                                Responsibility Disclaimed.  The Administrative Agent shall not be under any liability or responsibility whatsoever as Administrative Agent:

(a)                                  To any Borrower Party or any other Person or entity as a consequence of any failure or delay in performance by or any breach by, any member of the Lender Group of any of its obligations under this Agreement;

(b)                                 To any Lender Group, or any of them, as a consequence of any failure or delay in performance by, or any breach by, any Borrower Party or any other obligor of any of its obligations under this Agreement or any other Loan Document; or

(c)                                  To any Lender Group, or any of them, for any statements, representations, or warranties in this Agreement, or any other document contemplated by this Agreement or any information provided pursuant to this Agreement, any other Loan Document, or any other document contemplated by this Agreement, or for the validity, effectiveness, enforceability, or sufficiency of this Agreement, any other Loan Document, or any other document contemplated by this Agreement.

Section 10.10                          Indemnification.  The Lenders agree to indemnify (to the extent that the Borrowers are obligated to reimburse the Administrative Agent under the Loan Documents and the Administrative Agent is not reimbursed by the Borrowers) and hold harmless the Administrative Agent and each of its Affiliates, employees, representatives, officers and directors (each an “Administrative Agent Indemnified Person”) pro rata in accordance with their Aggregate Commitment Ratios from and against any and all claims, liabilities, investigations, losses, damages, actions, demands, penalties, judgments, suits, investigations, costs, expenses (including fees and expenses of experts, agents, consultants and counsel) and disbursements, in each case, of any kind or nature (whether or not an Indemnified Person is a party to any such action, suit or investigation) whatsoever which may be imposed on, incurred by, or asserted against an Indemnified Person resulting from any breach or alleged breach by the Borrower Parties of any representation or warranty made hereunder, or otherwise in any way relating to or arising out of the Revolving Loan Commitments, this Agreement, the other Loan Documents or any other document contemplated by this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, any other Loan Document, or any other document contemplated by this Agreement (other than Bank Products Documents), the making, administration or enforcement of the Loan Documents and the Loans or any transaction contemplated hereby or any related matters unless, with respect to any of the above, such Indemnified Person is determined by a final non-appealable judgment of a court of competent jurisdiction to have acted or failed to act with gross negligence or willful misconduct.  This Section 10.10 is for the benefit of the Administrative Agent and shall not in any way limit the obligations of the Borrower Parties under Section 6.18.  The provisions of this Section 10.10 shall survive the termination of this Agreement.

Section 10.11                          Credit Decision.  Each member of the Lender Group represents and warrants to each other member of the Lender Group that:

(a)                                  In making its decision to enter into this Agreement and to make its Advances it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrower Parties and that it has made an independent credit judgment, and that it has not relied upon information provided by the Administrative Agent or any of its Affiliates;

(b)                                 So long as any portion of the Obligations remains outstanding, it will continue to make its own independent evaluation of the financial condition and affairs of the Borrower Parties; and

(c)                                  Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower Parties which may come into the possession of any of the Administrative Agent or any Affiliates of the Administrative Agent.

Section 10.12                          Successor Administrative Agent.  Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Administrative Borrower.  Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Administrative Agent (with the consent of the Administrative Borrower if no Event of Default then exists).  If no successor Administrative Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be any Lender or a Person organized under the laws of the US, a State or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000.  Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties, and obligations of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of Article 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

Section 10.13                          Administrative Agent May File Proofs of Claim.  The Administrative Agent may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent, its agents, financial advisors and counsel), the Lenders and the Issuing Banks allowed in any judicial proceedings relative to any Borrower Party, or any of their respective creditors or property, and shall be entitled and empowered to collect, receive and distribute any monies, securities or other property payable or deliverable on any such claims and any custodian in any such judicial proceedings is hereby authorized by each Lender and each Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due to the Administrative Agent for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent, its agents, financial advisors and counsel, and any other amounts due the Administrative Agent under Section 11.2.  Nothing contained in this Agreement or the Loan Documents shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting this Agreement, any Revolving Loan Notes, the Letters of Credit or the rights of any holder thereof, or to authorize the Administrative Agent to vote in respect of the claim of any Lender or any Issuing Bank in any such proceeding.

Section 10.14                          Collateral.  The Administrative Agent is hereby authorized to hold all Collateral pledged pursuant to any Loan Document and to act on behalf of the Lender Group, in its own capacity and through other agents appointed by it, under the Security Documents; provided, that the Administrative Agent shall not agree to the release of any Collateral except in accordance with the terms of this Agreement.  The Lender Group acknowledges that the Loans, any Overadvances, all Obligations with respect to Bank Products Documents and all interest, fees and expenses hereunder constitute one Funded Debt, secured by all of the Collateral.  The Administrative Agent hereby appoints each Lender and each Issuing Bank as its agent (and each Lender and each Issuing Bank hereby accepts such appointment) for the purpose of perfecting the Administrative Agent’s Liens in assets which, in accordance with the UCC, can be perfected by possession.  Should any Lender or any Issuing Bank obtain possession of any such Collateral, subject to the limitations set forth in the Blocked Account Agreements, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or in accordance with the Administrative Agent’s instructions.

Section 10.15                          Release of Collateral.

(a)                                  Each Lender and each Issuing Bank hereby directs, in accordance with the terms of this Agreement, the Administrative Agent to release any Lien held by the Administrative Agent for the benefit of the Lender Group:

(i)                                     against all of the Collateral, upon final and indefeasible payment in full of the Obligations and termination of the Revolving Loan Commitments;

(ii)                                  against any part of the Collateral sold, transferred or disposed of by the Borrower Parties if such sale, transfer or other disposition is permitted by Section 8.7 or is otherwise consented to by the requisite Lenders for such release as set forth in Section 11.12, as certified to the Administrative Agent by the Administrative Borrower in a certificate of an Authorized Signatory of the Administrative Borrower; and

(iii)                               against any part of the Collateral consisting of (A) real property or (B) trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks, service mark applications and copyrights

(whether or not registered) embodied in any of the foregoing or related to works with which the goodwill of any Borrower Party has become associated, all renewals thereof, all income, royalties, damages and payments now and hereafter due and payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, the right to sue for past, present and future infringements and dilutions thereof, the goodwill of each Borrower Party’s business symbolized by the foregoing and connected therewith, and all of each Borrower Party’s licenses and other rights directly related thereto.

(b)                                 Each Lender and each Issuing Bank hereby directs the Administrative Agent to execute and deliver or file or authorize the filing of such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this Section 10.15 promptly upon the effectiveness of any such release.  Upon request by the Administrative Agent at any time, the Lenders and the Issuing Banks will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section 10.15.

Section 10.16  Additional Agents.  None of the Lenders or other entities identified on the facing page of this Agreement as a “Lead Arranger”, “Co-Syndication Agents”, or “Documentation Agent” shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than those applicable to all Lenders as such if such entity is also a Lender.  Without limiting the foregoing, none of the Lenders or other entities so identified shall have or be deemed to have any fiduciary relationship with any other Lender.  Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other entities so identified in deciding to enter into this Agreement or any other Loan Document or in taking or not taking action hereunder or thereunder.

ARTICLE 11.

MISCELLANEOUS

Section 11.1                                Notices.

(a)                                  All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given five (5) days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one (1) day after being entrusted to a reputable commercial overnight delivery service, (or to the extent specifically permitted under Section 11.1(c) only, when sent out by electronic means) addressed to the party to which such notice is directed at its address determined as in this Section 11.1.  All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

(i)                                     If to any Borrower Party, to such Borrower Party in care of the Administrative Borrower at:

Oxford Industries, Inc.

222 Piedmont Avenue

Atlanta, Georgia 30308-1545

Attn:  General Counsel

with a copy to:

King & Spalding LLP

1180 Peachtree Street, NE

Atlanta, Georgia 30309-3521

Attn:  Hector E. Llorens, Jr., Esq.

(ii)                                  If to the Administrative Agent, to it at:

SunTrust Bank

303 Peachtree Street

Twenty Third Floor

Atlanta, Georgia 30308

Attn: Oxford Account Manager

with a copy to:

Chris D Molen, Esq.

Paul, Hastings, Janofsky & Walker LLP

600 Peachtree Street, N.E.

Suite 2400

Atlanta, Georgia 30308

(iii)                               If to the Lenders, to them at the addresses set forth on the signature pages of this Agreement; and

(iv)                              If to the Issuing Banks, at the addresses set forth on the signature pages of this Agreement.

(b)                                 Any party hereto may change the address to which notices shall be directed under this Section 11.1 by giving ten (10) days’ written notice of such change to the other parties.

(c)                                  The Borrowers may make delivery of the items required by Sections 7.1, 7.2 and 7.3 via Electronic Transmission to the Lender Group.

Section 11.2                                Expenses.  The Borrowers agree to promptly pay or promptly reimburse:

(a)                                  All reasonable out-of-pocket expenses of the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and syndication of this Agreement and the other Loan Documents, the transactions contemplated hereunder and thereunder, and the making of the initial Advance hereunder, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent and its Affiliates;

(b)                                 All reasonable out-of-pocket expenses of the Administrative Agent in connection with the administration of the transactions contemplated in this Agreement and the other Loan Documents, and the preparation, negotiation, execution, and delivery of any waiver, amendment, or consent by the Lenders relating to this Agreement or the other Loan Documents, including, but not limited to, all reasonable out-of-pocket expenses of the Administrative Agent in connection with their periodic field audits, a fee of $1,000 per day (as may be increased from time to time by the Administrative Agent), per auditor, plus reasonable out-of-pocket expenses for each field audit of the Administrative Agent performed by personnel employed by the Administrative Agent, and the reasonable fees and disbursements of counsel for the Administrative Agent;

(c)                                  (i) All out-of-pocket costs and expenses of the Administrative Agent in connection with any restructuring, refinancing, or “work out” of the transactions contemplated by this Agreement, and of obtaining performance under this Agreement and the other Loan Documents, and all out-of-pocket costs and expenses of collection of the Administrative Agent if default is made in the payment of the Obligations, which in each case shall include fees and out-of-pocket expenses of counsel for the Administrative Agent, and the fees and out-of-pocket expenses of any experts of the Administrative Agent, or consultants of the Administrative Agent and (ii) in addition to the foregoing, upon the occurrence and during the continuance of an Event of Default, the Borrower Parties shall reimburse the other members of the Lender Group for their out-of-pocket costs and expenses in connection with obtaining performance under this Agreement and the other Loan Documents, and all out-of-pocket costs and expenses of collection if default is made in the payment of the Obligations, provided, however, out-of-pocket costs and expenses of counsel shall be limited to one counsel for the Lender Group (in addition to the Administrative Agent’s counsel referred to above); and

(d)                                 All taxes, assessments, general or special, and other charges levied on, or assessed, placed or made against any of the Collateral, any Revolving Loan Notes or the Obligations.

Section 11.3                                Waivers.  The rights and remedies of the Lender Group under this Agreement, the other Loan Documents and the Bank Products Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have.  No failure or delay by the Lender Group, or any of them, or the Majority Lenders in exercising any right shall operate as a waiver of such right.  The Lender Group expressly reserves the right to require strict compliance with the terms of this Agreement in connection with any funding of a request for an Advance.  In the event the Lenders decide to fund a request for an Advance at a time when the Borrowers are not in strict compliance with the terms of this Agreement, such decision by the Lenders shall not be deemed to constitute an undertaking by the Lenders to fund any further requests for Advances or preclude the Lenders from exercising any rights available to the Lenders under the Loan Documents or at law or equity.  Any waiver or indulgence granted by the Lenders or by the Majority Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by the Lenders at variance with the terms of the Agreement such as to require further notice by the Lenders of the Lenders’ intent to require strict adherence to the terms of the Agreement in the future.  Any such actions shall not in any way affect the ability of the Lenders, in their discretion, to exercise any rights available to them under this Agreement or under any other agreement, whether or not the Lenders are party, relating to the Borrowers.

Section 11.4                                Set-Off.  In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, except to the extent limited by Applicable Law, at any time that an Event of Default exists, each member of the Lender Group and each subsequent holder of the Obligations is hereby authorized by the Borrower Parties at any time or from time to time, without notice to the Borrower Parties or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special, time or demand, including, but not limited to, Funded Debt evidenced by certificates of deposit, in each case whether matured or unmatured, but not including any amounts held by any member of the Lender Group or any of its Affiliates in any escrow or custodial account) and any other Funded Debt at any time held or owing by any member of the Lender Group or any such holder to or for the credit or the account of any Borrower Party, against and on account of the obligations and liabilities of the Borrower Parties, to any member of the Lender Group or any such holder under this Agreement, any Revolving Loan Notes, any other Loan Document and any Bank Products Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, any Revolving Loan Notes, any other Loan Document or any Bank Products Document, irrespective of whether or not (a) the Lender Group shall have made any demand hereunder or (b) the Lender Group shall have declared the principal of and interest on the Loans and any Revolving Loan Notes and other amounts due hereunder to be due and payable as permitted by Section 9.2 and although said obligations and liabilities, or any of them, shall be unmatured.  Any sums obtained by any member of the Lender Group or by any subsequent holder of the Obligations shall be subject to the application of payments provisions of Article 2.

Section 11.5                                Assignment.

(a)                                  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower Party without such consent shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Affiliates of the Administrative Agent) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)                                 Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Loan Commitment and the Loans at the time owing to it and, if applicable, all or a portion of its Letter of Credit Commitment and excluding rights and obligations with respect to Bank Products Documents); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s portion of the Revolving Loan Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Revolving Loan Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent), shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Default exists, the Administrative Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), and (ii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (unless such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund), and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.  Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.8(b), 2.9, 6.18, 12.3 and 12.5).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

(c)                                  The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the portion of the Revolving Loan Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)                                 Any Lender may, without the consent of, or notice to, the Borrower Parties or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Loan Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers and the Lender Group shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 11.12(a)(i) that affects such Participant.  Subject to paragraph (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.8(b), 2.9, 6.18, 6.19(c) and 12.3 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.4 as though it were a Lender, provided such Participant agrees to be subject to Section 2.8(b) as though it were a Lender.

(e)                                  A Participant shall not be entitled to receive any greater payment under Section 2.8(b) or Section 12.3 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Administrative Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.8(b) unless the Administrative Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.8(b) as though it were a Lender.

(f)                                    Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation (i) any pledge or assignment to secure obligations to a Federal Reserve Bank and (ii) in the case of any Lender that is a Fund, any pledge or assignment of all or any portion of such Lender’s rights under this Agreement to any holders of obligations owed, or securities issued, by such Lender as security for such obligations or securities, or to any trustee for, or any other representative of, such holders, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 11.6                                Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

Section 11.7                                Governing Law.  This Agreement and the other Loan Documents shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof, except to the extent otherwise provided in the Loan Documents.

Section 11.8                                Severability.  Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 11.9                                Headings.  Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

Section 11.10                          Source of Funds.  Notwithstanding the use by the Lenders of the Base Rate and the Eurodollar Rate as reference rates for the determination of interest on the Loans, the Lenders shall be under no obligation to obtain funds from any particular source in order to charge interest to the Borrowers at interest rates tied to such reference rates.

Section 11.11                          Entire Agreement.  THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE

FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  Each Borrower Party represents and warrants to the Lender Group that it has read the provisions of this Section 11.11 and discussed the provisions of this Section 11.11 and the rest of this Agreement with counsel for such Borrower Party, and such Borrower Party acknowledges and agrees that the Lender Group is expressly relying upon such representations and warranties of such Borrower Party (as well as the other representations and warranties of such Borrower Party set forth in this Agreement and the other Loan Documents) in entering into this Agreement.

Section 11.12                          Amendments and Waivers.

(a)                                  Neither this Agreement, any other Loan Document nor any term hereof or thereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Majority Lenders, or in the case of Loan Documents executed by the Administrative Agent (and not the other members of the Lender Group), signed by the Administrative Agent and approved by the Majority Lenders and, in the case of an amendment, also by the Borrowers, except that:  (i) the consent of each of the Lenders and, in the case of an amendment, the Borrowers, shall be required for (A) any sale or release of, or the subordination of the Administrative Agent’s security interest in, any material Collateral except in conjunction with sales or transfers of Collateral permitted hereunder, (B) except in conjunction with sales or transfers of Collateral or Subsidiaries or other transactions permitted hereunder, any release of any guarantor of the Obligations, (C) any extensions, postponements or delays of the Maturity Date or the scheduled date of payment of interest or principal or fees, or any reduction of principal (without a corresponding payment with respect thereto), or reduction in the rate or amount of interest or fees due to the Lenders hereunder or under any other Loan Documents, (D) any amendment of this Section 11.12 or of the definition of “Majority Lenders” or any other provision of the Loan Documents specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, (E) any amendment increasing the Revolving Loan Commitments (it being understood and agreed that a waiver of any Default or Event of Default or modification of any of the defined terms contained herein (other than those defined terms specifically addressed in this Section 11.12) shall not constitute a change in the terms of the Revolving Loan Commitments of any Lender), (F) any amendment to the definition of Borrowing Base (including, without limitation, increasing the amounts or percentages set forth therein) or any amendment to any of the defined terms used therein, (G) any amendment to the definition of “Availability” or any of the defined terms used therein, (H) any amendment to Section 2.10 or Section 2.11 and (I) any amendment to the definition of Revolving Commitment Ratio or any of the defined terms used therein; (ii) the consent of the Administrative Agent, the Majority Lenders and the Borrowers shall be required for any amendment to Section 2.1(f) or

Article 10; (iii) the consent of the Issuing Banks, the Majority Lenders and the Borrowers shall be required for any amendment to Sections 2.1(c) or 2.15 or the definition of “Letter of Credit Commitment”; (iv) the consent of the Guarantors and the Majority Lenders shall be required for any amendment to Article 3; (v) the consent of the Swing Bank, the Majority Lenders and the Borrowers shall be required for any amendment to Section 2.1(d) or Section 2.2(g); (vi) the consent of the Administrative Agent only shall be required to amend Schedule 1(a) to reflect assignments of the Revolving Loan Commitments and Loans in accordance with this Agreement.  In addition to the required consents set forth above, if SunTrust Bank or any Affiliate thereof has entered into a Lender Hedge Agreement with any Borrower Party and SunTrust Bank is no longer the Administrative Agent or a Lender, the consent of SunTrust Bank or such Affiliate shall be required for any amendment to Section 2.11 or any amendment described in clause (i)(A) above.  Any amendment, modification, waiver, consent, termination or release of any Bank Products Documents may be effected by the parties thereto without the consent of the Lender Group.

(b)                                 Each Lender grants to the Administrative Agent the right to purchase all (but not less than all) of such Lender’s portion of the Revolving Loan Commitment, Letter of Credit Commitment, the Loans and Letter of Credit Obligations owing to it and any Revolving Loan Notes held by it and all of its rights and obligations hereunder and under the other Loan Documents at a price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and accrued but unpaid commitment fees and letter of credit fees owing to such Lender plus the amount necessary to cash collateralize any Letters of Credit issued by such Lender, which right may be exercised by the Administrative Agent if such Lender refuses to execute any amendment, waiver or consent which requires the written consent of all of the Lenders and to which the Majority Lenders, the Administrative Agent and the Borrowers have agreed.  Each Lender agrees that if the Administrative Agent exercises its option hereunder, it shall promptly execute and deliver an Assignment and Acceptance and other agreements and documentation necessary to effectuate such assignment.  The Administrative Agent may assign its purchase rights hereunder to any assignee if such assignment complies with the requirements of Section 11.5(b).

(c)                                  If any fees are paid to the Lenders as consideration for amendments, waivers or consents with respect to this Agreement, at Administrative Agent’s election, such fees may be paid only to those Lenders that agree to such amendments, waivers or consents within the time specified for submission thereof.

Section 11.13                          Other Relationships.  No relationship created hereunder or under any other Loan Document shall in any way affect the ability of any member of the Lender Group to enter into or maintain business relationships with the Borrowers, or any of its Affiliates, beyond the relationships specifically contemplated by this Agreement and the other Loan Documents.

Section 11.14                          Pronouns.  The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

Section 11.15                          Disclosure.  The Borrower Parties agree that the Administrative Agent shall have the right, with the consent of the Administrative Borrower (such consent not to be unreasonably withheld), to issue press releases regarding the making of the Loans and the issuance and the Revolving Loan Commitment to the Borrowers pursuant to the terms of this Agreement.

Section 11.16                          Replacement of Lender.  In the event that a Replacement Event (as defined below) occurs and is continuing with respect to any Lender, the Administrative Borrower may designate another financial institution (such financial institution being herein called a “Replacement Lender”) acceptable to the Administrative Agent, and which is not a Borrower or an Affiliate of any Borrower, to assume such Lender’s Revolving Loan Commitment hereunder, to purchase the Loans and participations of such Lender and such Lender’s rights hereunder and (if such Lender is an Issuing Bank) to issue Letters of Credit in substitution for all outstanding Letters of Credit issued by such Lender, without recourse to or representation or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and accrued but unpaid commitment fees and letter of credit fees owing to such Lender plus amounts necessary to cash collateralize any Letters of Credit issued by such Lender, and upon such assumption, purchase and substitution, and subject to the execution and delivery to the Administrative Agent by the Replacement Lender of documentation satisfactory to the Administrative Agent (pursuant to which such Replacement Lender shall assume the obligations of such original Lender under this Agreement), the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder and such Lender shall no longer be a party hereto or have any rights hereunder provided that the obligations of the Borrowers to indemnify such Lender with respect to any event occurring or obligations arising before such replacement shall survive such replacement.  “Replacement Event” shall mean, with respect to any Lender, (a) the commencement of or the taking of possession by, a receiver, custodian, conservator, trustee or liquidator of such Lender, or the declaration by the appropriate regulatory authority that such Lender is insolvent or (b) the making of any claim by any Lender under Sections 2.8(b), 12.3 or 12.5, unless the changing of the lending office by such Lender would obviate the need of such Lender to make future claims under such Sections.

Section 11.17                          Confidentiality.  No member of the Lender Group shall disclose any non-public, confidential information regarding the Borrower Parties or their Subsidiaries (“Confidential Information”) to any other Person without the consent of the Administrative Borrower, other than (i) to such member of the Lender Group’s Affiliates and their officers, directors, employees, agents and advisors, to other members of the Lender Group and, as contemplated by Section 11.5, to actual or prospective assignees and participants, and then only on a confidential basis, (ii) as required by any law, rule or regulation or judicial process, (iii) to any rating agency when required by it, provided, that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Borrower Parties received by it from such member of the Lender Group, (iv) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking, and (v) in connection with the exercise of any remedy hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder.

Section 11.18                          Revival and Reinstatement of Obligations.  If the incurrence or payment of the Obligations by any Borrower or any Guarantor, or the transfer to the Lender Group of any property, should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences or other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if the Lender Group, or any of them, is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group, or any of them, is required or elects to repay or restore, and as to all reasonable costs, expenses and attorneys fees of the Lender Group related thereto, the liability of the Borrowers or such Guarantor, as applicable, automatically shall be revived, reinstated and restored and shall exist as though such Voidable Transfer had never been made.

Section 11.19                          Electronic Transmissions.  (a) Authorization.  Subject to the provisions of this Section 11.19(a), each of the Administrative Agent, the Borrower Parties, the Lenders, each Issuing Bank and each of their Affiliates is authorized (but not required) to transmit, post or otherwise make or communicate, in its sole discretion, Electronic Transmissions in connection with any Loan Document and the transactions contemplated therein.  Each of the Borrower Parties hereby acknowledges and agrees, and each of the Borrower Parties shall cause each of their Subsidiaries to acknowledge and agree, that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions.

(b)                                 Separate Agreements.  All uses of an E-System shall be governed by and subject to, in addition to the terms and conditions of this Agreement, separate terms and conditions posted or referenced in such E-System and related Contractual Obligations executed by Borrower Parties or the members of the Lender Group in connection with the use of such E-System.

(c)                                  Limitation of Liability.  All E-Systems and Electronic Transmissions shall be provided “as is” and “as available”.  None of Administrative Agent, the Lenders or any of their respective Affiliates warrants the accuracy, adequacy or completeness of any E-Systems or Electronic Transmission, and each disclaims all liability for errors or omissions therein.  No warranty of any kind is made by the Administrative Agent, the Lenders or any of their respective Affiliates in connection with any E-Systems or Electronic Communication, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects.  Each of the Borrowers and the other Borrower Parties agrees that the Lender Group has no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System.

Section 11.20                          Assignment as of the Agreement Date.

(a)                                  In accordance with the terms and conditions of Section 11.5, SunTrust Bank (the “Assignor”) hereby sells and assigns to Branch Banking & Trust Company, Credit Suisse, Cayman Islands Branch, Regions Bank and UPS Capital Corporation (collectively, the “Assignees” and each an “Assignee”), and each Assignee hereby irrevocably purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations under the Loan Documents as of the date hereof with respect to the Assignor’s Revolving Loan Commitment and the assigned portion of such Revolving Loan Commitment set forth in Section 11.20(f) (as to each Assignee, the “Assigned Interest” and collectively, the “Assigned Interests”).  After giving effect to such sale and assignment, each Assignee’s and the Assignor’s Revolving Loan Commitment will be set forth in Schedule 1(a).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Section 11.20, without representation or warranty by the Assignor.

(b)                                 The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of its Assigned Interest, and (ii) its Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any Collateral thereunder, (iii) the financial condition of the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

(c)                                  Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender hereunder,

(ii) it meets all requirements of an Eligible Assignee hereunder (subject to receipt of such consents as may be required hereunder), (iii) from and after the Agreement Date, it shall be bound by the provisions of this Agreement as a Lender hereunder and, to the extent of its Assigned Interest, shall have the obligations of a Lender hereunder, (iv) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 7.1 and 7.2, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase its Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Lender that is organized in a jurisdiction other than the United States or a political subdivision thereof, it has delivered to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of this Agreement including, without limitation, under Section 2.8(b), duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d)                                 The effective date of the assignment provided for in this Section 11.20 shall be the Agreement Date.  The Administrative Agent hereby waives payment of the processing fee with respect to each assignment provided for under this Section 11.20.

(e)                                  As of the Agreement Date (i) each Assignee shall be a party to this Agreement and, to the extent of the interest assigned pursuant to this Agreement, have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (ii) the Assignor shall, to the extent of the interest assigned pursuant to this Section 11.20, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents.

(f)                                    From and after the Agreement Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable Assignee whether such amounts have accrued prior to, on or after the Agreement Date.  On the Agreement Date, each Assignee shall pay to the Administrative Agent, for the benefit of the Assignor, its Revolving Commitment Ratio (as set forth on Schedule 1(a)) of the principal amount of any outstanding Revolving Loans under this Agreement and the other Loan Documents.  The Assignor and each Assignee shall make all appropriate adjustments in payments under this Agreement and the other Loan Documents for periods prior to the Agreement Date directly between themselves on the Agreement Date.

(i)                                     The Assignor’s Revolving Loan Commitment and Revolving Commitment Ratio immediately prior to the assignment contemplated by this Section 11.20:

SunTrust Bank:	$105,000,000/60.0000000%

(ii)                                  Each Assignee’s Revolving Loan Commitment and Revolving Commitment Ratio immediately prior to the assignment contemplated by this Section 11.20:

Branch Banking & Trust Company:	$0.00/0.00%
Credit Suisse, Cayman Islands Branch:	$0.00/0.00%
Regions Bank:	$0.00/0.00%
UPS Capital Corporation:	$0.00/0.00%

(iii)                               Each Assignee’s Revolving Loan Commitment and Revolving Commitment Ratio immediately after the assignment contemplated by this Section 11.20:

Branch Banking & Trust Company:	$20,000,000/11.4285714%
Credit Suisse, Cayman Islands Branch:	$10,000,000/5.7142857%
Regions Bank:	$20,000,000/11.4285714%
UPS Capital Corporation:	$15,000,000/8.5714286%

(iv)                              The Assignor’s Revolving Loan Commitment and Revolving Commitment Ratio immediately after the assignment to Assignees contemplated by this Section 11.20:

SunTrust Bank:	$40,000,000/22.8571429%

Section 11.21                          Amendment and Restatement.

(a)                                  Each Borrower Party acknowledges and agrees that the security interests and Liens (as defined in the Existing Credit Agreement) granted to the Administrative Agent pursuant to the Existing Credit Agreement and the other Security Documents (as defined in the Existing Credit Agreement), shall remain outstanding and in full force and effect, without interruption or impairment of any kind, in accordance with the Existing Credit Agreement and shall continue to secure the Obligations except to the extent such Security Documents are amended, restated, modified or otherwise supplemented on the Agreement Date.

(b)                                 Each Borrower Party acknowledges and agrees that (i) the Obligations represent, among other things, the amendment, restatement, renewal, extension, consolidation and modification of the Obligations (as defined in the Existing Credit Agreement) arising in connection with the Existing Credit Agreement and other Loan Documents (as defined in the Existing Credit Agreement) executed in connection therewith; (ii) the Borrower Parties intend that the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) executed in connection therewith and the collateral pledged thereunder shall secure, without interruption or impairment of any kind, all existing Obligations (as defined in the Existing Credit Agreement) under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) executed in connection therewith, as they may be amended, restated, renewed, extended, consolidated and modified hereunder, together with all other obligations hereunder; (iii) all Liens (as defined in the Existing Credit Agreement) evidenced by the Loan Documents (as defined in the Existing Credit Agreement) executed in connection therewith are hereby ratified, confirmed and continued; and (iv) the Loan Documents are intended to restate, renew, extend, consolidate, amend and modify the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) executed in connection therewith.

Each Borrower Party intends that (i) the provisions of the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) executed in connection therewith, to the extent restated, renewed, extended, consolidated, amended and modified hereby and by the other Loan Documents, be hereby superseded and replaced by the provisions hereof and of the other Loan Documents; (ii) the Revolving Loan Notes restate, renew, extend, consolidate, amend, modify, replace, are substituted for and supersede in their entirety, but do not extinguish, the Obligations (as defined in the Existing Credit Agreement) arising under the Revolving Loan Notes (as defined in the Existing Credit Agreement) issued pursuant to the Existing Credit Agreement; and (iii) by entering into and performing their respective obligations hereunder, this transaction shall not constitute a novation.

ARTICLE 12.

YIELD PROTECTION

Section 12.1                                Eurodollar Rate Basis Determination.  Notwithstanding anything contained herein which may be construed to the contrary, if with respect to any proposed Eurodollar Advance for any Eurodollar Advance Period, the Administrative Agent determines that deposits in Dollars (in the applicable amount) are not being offered to leading banks in the London interbank market for such Eurodollar Advance Period, the Administrative Agent shall forthwith give notice thereof to the Administrative Borrower and the Lenders, whereupon until the Administrative Agent notifies the Administrative

Borrower that the circumstances giving rise to such situation no longer exist, the obligations of the Lenders to make Eurodollar Advances shall be suspended.

Section 12.2                                Illegality.  If any change in Applicable Law, any change in the interpretation or administration of any Applicable Law by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any change in compliance with Applicable Law as a result of compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency after the Agreement Date, shall make it unlawful for any Lender to make, maintain, or fund its Eurodollar Advances, such Lender shall so notify the Administrative Agent, and the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Administrative Borrower.  Before giving any notice to the Administrative Agent pursuant to this Section 12.2, such Lender shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.  Upon receipt of such notice, notwithstanding anything contained in Article 2, the Borrowers shall repay in full the then outstanding principal amount of each affected Eurodollar Advance of such Lender, together with accrued interest thereon, either (a) on the last day of the then current Eurodollar Advance Period applicable to such Eurodollar Advance if such Lender may lawfully continue to maintain and fund such Eurodollar Advance to such day or (b) immediately if such Lender may not lawfully continue to fund and maintain such Eurodollar Advance to such day.  Concurrently with repaying each affected Eurodollar Advance of such Lender, notwithstanding anything contained in Article 2, the Borrowers shall borrow a Base Rate Advance from such Lender, and such Lender shall make such Advance in an amount such that the outstanding principal amount of the Revolving Loans held by such Lender shall equal the outstanding principal amount of such Revolving Loans immediately prior to such repayment.

Section 12.3                                Increased Costs.

(a)                                  If any change in Applicable Law, any change in the interpretation or administration of any Applicable Law by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof or any change in compliance with Applicable Law as a result of any request or directive (whether or not having the force of law) of such governmental authority, central bank, or comparable agency after the Agreement Date:

(i)                                     Shall subject any Lender to any tax, duty, or other charge with respect to its obligation to make Eurodollar Advances, or its Eurodollar Advances, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Advances or in respect of any other amounts due under this Agreement in respect of its Eurodollar Advances or its obligation to make Eurodollar Advances (except for changes in the rate of tax on the overall net income of such Lender);

(ii)                                  Shall impose, modify, or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable Eurodollar Reserve Percentage), special deposit, assessment, or other requirement or condition against assets of, deposits (other than as described in Section 12.5) with or for the account of, or commitments or credit extended by any Lender, or shall impose on any Lender or the eurodollar interbank borrowing market any other condition affecting its obligation to make such Eurodollar Advances or its Eurodollar Advances; and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any such Eurodollar Advances, or to reduce the amount of any sum received or receivable by the Lender under this Agreement or under any Revolving Loan Notes with respect thereto, and such increase is not given effect in the determination of the Eurodollar Rate;

(iii)                               Shall subject any Issuing Bank or any Lender to any tax, duty or other charge with respect to the obligation to issue Letters of Credit, maintain Letters of Credit or participate in Letters of Credit, or shall change the basis of taxation of payments to any Issuing Bank or any Lender in respect of amounts drawn under Letters of Credit or in respect of any other amounts due under this Agreement in respect of Letters of Credit or the obligation of the Issuing Banks to issue Letters of Credit or maintain Letters of Credit or the obligation of the Lenders to participate in Letters of Credit (except for changes in the rate of tax on the overall net income of such Issuing Bank or any Lender); or

(iv)                              Shall impose, modify, or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, assessment, or other requirement or condition against assets of, deposits (other than as described in Section 12.5) with or for the account of, or commitments or credit extended by any Issuing Bank, or shall impose on any Issuing Bank or any Lender any other condition affecting the obligation to issue Letters of Credit, maintain Letters of Credit or participate in Letters of Credit; and the result of any of the foregoing is to increase the cost to such Issuing Bank or any Lender of issuing, maintaining or participating in any such Letters of Credit or to reduce the amount of any sum received or receivable by such Issuing Bank or any Lender under this Agreement with respect thereto, then promptly upon demand by such Lender or such Issuing Bank, the Borrowers agree to pay, without duplication of amounts due under Section 2.8(b), to such Lender or such Issuing Bank such additional amount or amounts as will compensate such Lender or such Issuing Bank for such increased costs.  Each Lender or each Issuing Bank will promptly notify the Administrative Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender or the such Issuing Bank to compensation pursuant to this Section 12.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Lender or such Issuing Bank, be otherwise disadvantageous to such Lender or such Issuing Bank.

(b)                                 A certificate of any Lender or any Issuing Bank claiming compensation under this Section 12.3 and setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor shall be conclusive in the absence of manifest error.  In determining such amount, such Lender or such Issuing Bank may use any reasonable averaging and attribution methods.  If any Lender or any Issuing Bank demands compensation under this Section 12.3, the Borrowers may at any time, upon at least five (5) Business Days’ prior notice to such Lender, prepay in full the then outstanding affected Eurodollar Advances of such Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section 2.9.  Concurrently with prepaying such Eurodollar Advances, the Borrowers shall borrow a Base Rate Advance, or a Eurodollar Advance not so affected, from such Lender, and such Lender shall make such Advance in an amount such that the outstanding principal amount of the Revolving Loans held by such Lender shall equal the outstanding principal amount of such Revolving Loans immediately prior to such prepayment.

Section 12.4                                Effect On Other Advances.  If notice has been given pursuant to Sections 12.1, 12.2 or 12.3 suspending the obligation of any Lender to make any, or requiring Eurodollar Advances of any Lender to be repaid or prepaid, then, unless and until such Lender (or, in the case of Section 12.1, the Administrative Agent) notifies the Administrative Borrower that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by such Lender as to the Eurodollar Advances affected shall, at the option of the Administrative Borrower, be made instead as Base Rate Advances.

Section 12.5                                Capital Adequacy.  If after the Agreement Date, any Lender or any Issuing Bank (or any Affiliate of the foregoing) shall have reasonably determined that the adoption of any applicable law, governmental rule, regulation or order regarding the capital adequacy of banks or bank holding companies, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or such Issuing Bank (or any Affiliate of the foregoing) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency (but only if such adoption, change, request or directive occurs after the Agreement Date), has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s (or any Affiliate of the foregoing) capital as a consequence of such Lender’s or such Issuing Bank’s Revolving Loan Commitment or obligations hereunder to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such Issuing Bank’s (or any Affiliate of the foregoing) policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Lender’s or such Issuing Bank’s (or any Affiliate of the foregoing) capital was fully utilized prior to such adoption, change or compliance), then, promptly upon demand by such Lender or such Issuing Bank, the Borrowers shall immediately pay to such Lender or such Issuing Bank such additional amounts as shall be sufficient to compensate such Lender or such Issuing Bank for any such reduction actually suffered; provided, however, that there shall be no duplication of amounts paid to a Lender pursuant to this sentence and Section 12.3.  A certificate of such Lender or such Issuing Bank setting forth the amount to be paid to such Lender or such Issuing Bank by the Borrowers as a result of any event referred to in this paragraph shall, absent manifest error, be conclusive.

ARTICLE 13.

JURISDICTION, VENUE AND WAIVER OF JURY TRIAL

Section 13.1                                Jurisdiction and Service of Process.  FOR PURPOSES OF ANY LEGAL ACTION OR PROCEEDING BROUGHT BY ANY MEMBER OF THE LENDER GROUP WITH RESPECT TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY BANK PRODUCTS DOCUMENT, EACH BORROWER PARTY HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND HEREBY IRREVOCABLY DESIGNATES AND APPOINTS, AS ITS AUTHORIZED AGENT FOR SERVICE OF PROCESS IN THE STATE OF NEW YORK, THE ADMINISTRATIVE BORROWER, OR SUCH OTHER PERSON AS SUCH BORROWER PARTY SHALL DESIGNATE HEREAFTER BY WRITTEN NOTICE GIVEN TO THE ADMINISTRATIVE AGENT (THE “DESIGNEE”).  THE CONSENT TO JURISDICTION HEREIN SHALL NOT BE EXCLUSIVE.  THE LENDER GROUP SHALL FOR ALL PURPOSES AUTOMATICALLY, AND WITHOUT ANY ACT ON THEIR PART, BE ENTITLED TO TREAT SUCH DESIGNEE OF EACH BORROWER PARTY AS THE AUTHORIZED AGENT TO RECEIVE FOR AND ON BEHALF OF SUCH BORROWER PARTY SERVICE OF WRITS, OR SUMMONS OR OTHER LEGAL PROCESS IN THE STATE OF NEW YORK, WHICH SERVICE SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON SUCH BORROWER PARTY SERVED WHEN DELIVERED TO THE DESIGNEE, WHETHER OR NOT SUCH DESIGNEE GIVES NOTICE TO SUCH BORROWER PARTY; AND DELIVERY OF SUCH SERVICE TO ITS AUTHORIZED AGENT SHALL BE DEEMED TO BE MADE WHEN PERSONALLY DELIVERED.  IF THE DESIGNEE IS THE ADMINISTRATIVE BORROWER OR AN AFFILIATE OF THE ADMINISTRATIVE BORROWER, SERVICE SHALL BE MADE ON DESIGNEE BY DELIVERY TO THE DESIGNEE’S AGENT REGISTERED WITH THE NEW YORK SECRETARY OF STATE FOR SERVICE OF PROCESS. IN THE EVENT THAT, FOR ANY

REASON, SUCH DESIGNEE SHALL NO LONGER SERVE AS DESIGNEE FOR A BORROWER PARTY TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK, SUCH BORROWER PARTY SHALL SERVE AND ADVISE THE ADMINISTRATIVE AGENT THEREOF SO THAT AT ALL TIMES EACH BORROWER PARTY WILL MAINTAIN AN AGENT TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK ON BEHALF OF SUCH BORROWER PARTY WITH RESPECT TO THIS AGREEMENT, ALL OTHER LOAN DOCUMENTS AND THE BANK PRODUCTS DOCUMENTS.  IN THE EVENT THAT, FOR ANY REASON, SERVICE OF LEGAL PROCESS CANNOT BE MADE IN THE MANNER DESCRIBED ABOVE, SUCH SERVICE MAY BE MADE IN SUCH MANNER AS PERMITTED BY LAW.

Section 13.2                                Consent to Venue.  EACH BORROWER PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION IT WOULD MAKE NOW OR HEREAFTER FOR THE LAYING OF VENUE OF ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY BANK PRODUCTS DOCUMENT BROUGHT IN THE FEDERAL COURTS OF THE UNITED STATES SITTING IN NEW YORK COUNTY, NEW YORK, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 13.3                                Waiver of Jury Trial.  EACH BORROWER PARTY AND EACH MEMBER OF THE LENDER GROUP TO THE EXTENT PERMITTED BY APPLICABLE LAW WAIVES, AND OTHERWISE AGREES NOT TO REQUEST, A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION, PROCEEDING OR COUNTERCLAIM OF ANY TYPE IN WHICH ANY BORROWER PARTY, ANY MEMBER OF THE LENDER GROUP OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE BANK PRODUCTS DOCUMENTS AND THE RELATIONS AMONG THE PARTIES LISTED IN THIS ARTICLE 13.

Section 13.4                                The Administrative Borrower.  Each Borrower hereby irrevocably appoints Parent as the borrowing agent and attorney-in-fact for all Borrowers (the “Administrative Borrower”), which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed the Administrative Borrower.  Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide the Administrative Agent with all notices with respect to Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain

Loans and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement.

Section 13.5                                All Obligations to Constitute Joint and Several Obligations.

(a)                                  All Obligations shall constitute joint and several obligations of the Borrowers and shall be secured by the Administrative Agent’s Lien upon all of the Collateral, and by all other Liens heretofore, now or at any time hereafter granted by each Borrower to the Administrative Agent, for the benefit of the Lender Group, to the extent provided in the Loan Documents or Bank Product Documents under which such Lien arises.  Each Borrower expressly represents and acknowledges that it is part of a common enterprise with the other Borrowers and that any financial accommodations by the Administrative Agent, and the other members of the Lender Group to any other Borrower hereunder and under the other Loan Documents and the Bank Product Documents are and will be of direct and indirect interest, benefit and advantage to all Borrowers.  Each Borrower acknowledges that any Request for Advance, Notice of Conversion/Continuation, Notice of Requested Commitment Increase, Request for Issuance of Letter of Credit or other notice or request given by any Borrower (including the Administrative Borrower) to the Administrative Agent shall bind all Borrowers, and that any notice given by the Administrative Agent or any other member of the Lender Group to any Borrower shall be effective with respect to all Borrowers.  Each Borrower acknowledges and agrees that each Borrower shall be liable, on a joint and several basis, for all of the Loans and other Obligations, regardless of which Borrower actually may have received the proceeds of any of the Loans or other extensions of credit or have had Letters of Credit issued hereunder or the amount of such Loans received, Letters of Credit issued or the manner in which the Administrative Agent or any other member of the Lender Group accounts among the Borrowers for such Loans, Letters of Credit or other extensions of credit on its books and records, and further acknowledges and agrees that Loans and other extensions of credit to any Borrower inure to the mutual benefit of all of the Borrowers and that the Administrative Agent and the other members of the Lender Group are relying on the joint and several liability of the Borrowers in extending the Loans and other financial accommodations hereunder.  Each Borrower shall be entitled to subrogation and contribution rights from and against the other Borrowers to the extent any Borrower is required to pay to any member of the Lender Group any amount in excess of the Loans advanced directly to, or other Obligations incurred directly by, such Borrower or as otherwise available under Applicable Law; provided, however, that such subrogation and contribution rights are and shall be subject to the terms and conditions of this Section 13.5.

(b)                                 In the event any Borrower Party (a “Funding Borrower Party”) shall make any payment or payments under this Agreement or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations hereunder, such Funding Borrower Party shall have the right to seek contribution payments from each other Borrower Party (each, a “Contributing Borrower Party”) to the extent permitted by

Applicable Law.  Nothing in this Section 13.5(b) shall affect any Borrower Party’s joint and several liability to the Lender Group for the entire amount of its Obligations.  Each Borrower Party covenants and agrees that (i) its right to receive any contribution hereunder from a Contributing Borrower Party shall be subordinate and junior in right of payment to all obligations of the Borrower Parties to the Lender Group hereunder and (ii) it shall not exercise any such contribution rights unless and until the Obligations shall have been paid in full in cash (or, with respect to Letters of Credit, cash collateralized or supported by a letter of credit) and the Revolving Loan Commitments terminated.

(c)                                  Nothing in this Section 13.5 shall affect any Borrower’s joint and several liability to the Lender Group for the entire amount of its Obligations.  Each Borrower Party covenants and agrees that its right to receive any contribution hereunder from a contributing Borrower Party shall be subordinate and junior in right of payment to all Obligations of the Borrowers to the Lender Group hereunder.  No Borrower Party will exercise any rights that it may acquire by way of subrogation hereunder or under any other Loan Document or any Bank Product Document or at law by any payment made hereunder or otherwise, nor shall any Borrower Party seek or be entitled to seek any contribution or reimbursement from any other Borrower Party in respect of payments made by such Borrower Party hereunder or under any other Loan Document or under any Bank Product Document, until all amounts owing to the Lender Group on account of the Obligations are paid in full in cash (or, with respect to Letters of Credit, are either cash collateralized or supported by a letter of credit) and the Revolving Loan Commitments are terminated.  If any amounts shall be paid to any Borrower Party on account of such subrogation or contribution rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Borrower Party in trust for the Lender Group segregated from other funds of such Borrower Party, and shall, forthwith upon receipt by such Borrower Party, be turned over to the Administrative Agent in the exact form received by such Borrower Party (duly endorsed by such Borrower Party to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, as provided for herein.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWERS:	OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

GUARANTORS:	BEN SHERMAN CLOTHING, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

CREDIT AGREEMENT

OXFORD GARMENT, INC.

By:
Name:
Title:

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

CREDIT AGREEMENT

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC
By:	Tommy Bahama Beverages, LLC, its sole member

By:
Name:
Title:

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

CREDIT AGREEMENT

ADMINISTRATIVE AGENT,
ISSUING BANK AND LENDER:	SUNTRUST BANK, as the Administrative Agent, an Issuing Bank, a Lender and the Swing Bank

By:
Name:
Title:

CREDIT AGREEMENT

Schedule 1(a)

Revolving Loan Commitments:

Lender	Revolving Loan Commitment	Revolving Commitment Ratio
SunTrust Bank	$40,000,000	22.8571429%
Bank of America, N.A.	$35,000,000	20.0000000%
JPMorgan Chase Bank, N.A.	$15,000,000	8.5714286%
Israel Discount Bank of New York	$10,000,000	5.7142857%
PNC Bank National Association	$10,000,000	5.7142857%
Branch Banking & Trust Company	$20,000,000	11.4285714%
Credit Suisse, Cayman Islands Branch	$10,000,000	5.7142857%
Regions Bank	$20,000,000	11.4285714%
UPS Capital Corporation	$15,000,000	8.5714286%
Totals	$175,000,000	100%

Letter of Credit Commitments:

Issuing Bank	Letter of Credit Commitment
SunTrust Bank	$175,000,000
Bank of America, N.A.	$175,000,000

Schedule 1(b)

Permitted Liens

As of the Agreement Date, Parent and the Borrower Parties have some or all of the following bonds in effect.  Unrecorded liens secured by such bonds may exist as of the Agreement Date.

Dt Rec’d	Period	Description	Surety Bond #	Customs Bond #

09/20/06	01/11/07 - 1/11/08	CF 301 Importer Broker 113.62 - Oxford/BS	051215013	990608275
09/19/06	01/11/07 - 1/11/08	CF 301 Importer Broker 113.62 - Reconciliation Rider - Oxford/BS	051215013	990608275
05/20/06	08/25/07 - 08/24/08	CF 301 - International Carrier	011494809	178813283
05/25/07	05/01/07 - 05/01/08	Non-Resident GST Bond - Powerhouse	100804584
03/17/08	03/01/08 - 03/01/09	Customs Bond, RNW - SFI	104617802
04/01/08	04/27/08 - 04/27/09	CF 301 Importer Broker 113.62 - TB	070405004	9907E1753
04/01/08	04/27/08 - 04/27/09	CF 301 Importer Broker 113.62 -Reconciliation Rider - TB	070405004	9907E1753
09/17/07	09/17/07 - 09/17/08	Oxford Ind., Inc. vs Commonwealth of PA Appeal Bond	104937884
09/05/06	08/25/07 - 08/25/08	Sales and Use Tax Bond - BS Desert Passage	104796452
07/09/07	07/27/07 - 07/27/08	Sales and Use Tax Bond - TB LV Boulevard	104041218
07/09/07	07/27/07 - 07/27/08	Sales and Use Tax Bond - TB LV Fashion Show	104041219
09/24/07	10/19/07 - 10/19/08	Sales and Use Tax Bond - TB Primm	104145178
09/24/07	10/04/07 - 10/04/08	Sales and Use Tax Bond - TB Forum @ Caesar’s	104322064
09/24/07	10/04/07 - 10/04/08	Sales and Use Tax Bond - Indigo Palms @ Caesars	104322065
12/05/07	11/19/07 - 11/19/08	Sales and Use Tax Bond - LV Town Center	105023392
01/15/08	01/12/08 - 01/12/09	Utility Deposit Bond acct# 2909948	104416438
04/01/08	04/25/08 - 04/25/09	TB Alcohol License Bond	104517903

Schedule 1(c)

Certain Excluded Subsidiaries

Patch Licensing LLC

Oxford Industries Foundation, Inc..

Schedule L-1

Existing Letters of Credit

See attached as of the date set forth therein.

OXFORD INDUSTRIES, INC.

OUTSTANDING LETTERS OF CREDIT

As Of August 14, 2008

	TOTAL $	Issuing
	OUTSTANDING	Country

SUNTRUST BANK STANDBY L/C	$2,808,022.82	USA

BANK OF AMERICA	2,430,484.06	USA

BANK OF AMERICA	9,493,787.65	HK

STANDARD CHARTERED	1,955,534.73	HK

TOTAL Oxford SBLC’s	$2,808,022.82
TOTAL Oxford Trade LC’s	13,879,806.44
SUNTRUST BANK STANDBY L/C
	$16,687,829.26

SUNTRUST BANK

AS OF AUGUST 8, 2007

REFERENCE	BENEFICIARY	AMOUNT OUTSTANDING	ISSUE DATE	EXPIRATION
F503336	ACE AMERICAN INSURANCE COMPANY	$434,711.00	5/20/2002	6/27/2009
F840821	11 WEST 42 REALTY INVESTORS, L.L.C.	$86,471.00	3/17/2003	6/27/2009
F843377	HARTFORD FIRE INSURANCE COMPANY	$1,560,000.00	6/24/2004	6/27/2009
F847642	428 WESTLAKE LLC	$430,772.82	12/19/2005	11/14/2008
F848048	WV SUB, L.L.C.	$190,000.00	3/1/2006	12/31/2008
F848671	TEACHERS INSURANCE ANNUITY	$106,068.00	6/29/2006	12/31/2008

		$2,808,022.82

BANK OF AMERICA - USA

Beneficiary Country	Issue Date	Expiry Date	Outstanding Liability USD

TAIWAN	05 Dec 2007	22 Sep 2008	173,743.47
VIETNAM	07 Jan 2008	21 Aug 2008	18,486.39
KOREA (SOUTH)	30 Jan 2008	22 Oct 2008	95,588.28
INDIA	19 May 2008	21 Oct 2008	49,344.21
TAIWAN	23 Jun 2008	22 Oct 2008	735,542.65
INDIA	09 Jul 2008	24 Nov 2008	145,788.96
Ely and Walker Subtotal:			1,218,493.96

CHINA	16 Jul 2008	01 Sep 2008	12,252.47
INDIA	24 Jul 2008	25 Aug 2008	84,975.00
INDIA	04 Aug 2008	05 Sep 2008	95,568.55
INDIA	14 Aug 2008	15 Sep 2008	88,798.88
Lanier Clothes Subtotal:			281,594.90

KOREA (SOUTH)	28 Jul 2008	03 Sep 2008	62,819.93
	11 Aug 2008	11 Aug 2009	64,900.95
	11 Aug 2008	11 Aug 2009	73,264.80
HONG KONG	30 Jun 2008	31 Jul 2008	282,426.38
HONG KONG	30 Jun 2008	09 Aug 2008	29,423.05
HONG KONG	30 Jun 2008	31 Jul 2008	1,468.44
HONG KONG	30 Jun 2008	06 Sep 2008	258,854.30
HONG KONG	28 Jul 2008	28 Aug 2008	116,466.11
HONG KONG	28 Jul 2008	30 Aug 2008	14,097.04
HONG KONG	06 Aug 2008	13 Sep 2008	26,674.20
Tommy Bahama Subtotal:			930,395.20

		GRAND TOTAL	$2,430,484.06

BANK OF AMERICA - HONG KONG

Issue Date	Expiry Date	Maturity Date	Cur	O/S Amount (USD)
26-Feb-08	23-Aug-08	—	USD	34,518.74
26-Feb-08	20-Aug-08	—	USD	31,017.84
26-Feb-08	26-Jun-08	—	USD	28,210
03-Mar-08	10-Aug-08	—	USD	23,574.20
31-Mar-08	05-Sep-08	—	USD	228,961.97
14-Apr-08	04-Aug-08	—	USD	18,613.23
17-Apr-08	16-Jul-08	—	USD	64,800
21-Apr-08	02-Sep-08	—	USD	23,474.80
25-Apr-08	19-Aug-08	—	USD	108,844.92
06-May-08	10-Sep-08	—	USD	49,735.46
08-May-08	07-Aug-08	—	USD	134,337.67
13-May-08	01-Aug-08	—	USD	4.02
13-May-08	10-Aug-08	—	USD	17,405.22
13-May-08	21-Sep-08	—	USD	46,355.36
15-May-08	17-Aug-08	—	USD	27,417.69
15-May-08	08-Sep-08	—	USD	102,088.56
15-May-08	05-Sep-08	—	USD	185,358.86
15-May-08	16-Sep-08	—	USD	111,101.90
15-May-08	06-Oct-08	—	USD	58,644.58
16-May-08	15-Aug-08	—	USD	935,428.29
20-May-08	23-Aug-08	—	USD	231,559.02
21-May-08	11-Aug-08	—	USD	32,592.11
27-May-08	25-Aug-08	—	USD	118,399.28
30-May-08	12-Aug-08	—	USD	270,060.90
03-Jun-08	05-Aug-08	—	USD	21,446.78
05-Jun-08	05-Aug-08	—	USD	97,115.94
06-Jun-08	14-Oct-08	—	USD	94,946.78

06-Jun-08	06-Oct-08	—	USD	408,060.40
13-Jun-08	22-Aug-08	—	USD	29,352
20-Jun-08	20-Aug-08	—	USD	58,858.30
24-Jun-08	16-Aug-08	—	USD	30,805.01
25-Jun-08	16-Aug-08	—	USD	26,723.08
25-Jun-08	05-Sep-08	—	USD	5,327.70
26-Jun-08	22-Aug-08	—	USD	23,790.38
08-Jul-08	27-Aug-08	—	USD	11,258.97
09-Jul-08	06-Oct-08	—	USD	3,649,067.94
09-Jul-08	05-Sep-08	—	USD	35,884.80
18-Jul-08	30-Sep-08	—	USD	117,918.05
24-Jul-08	10-Oct-08	—	USD	168,882.89
24-Jul-08	05-Sep-08	—	USD	326,584.16
29-Jul-08	22-Sep-08	—	USD	13,431.23
05-Aug-08	26-Sep-08	—	USD	40,371.71
05-Aug-08	10-Oct-08	—	USD	184,283.76
05-Aug-08	17-Nov-08	—	USD	28,680.75
05-Aug-08	17-Dec-08	—	USD	53,120.16
05-Aug-08	10-Dec-08	—	USD	48,264.56
07-Aug-08	02-Dec-08	—	USD	20,390.50
12-Aug-08	16-Sep-08	—	USD	7,546.50
12-Aug-08	14-Oct-08	—	USD	140,180.45
13-Aug-08	14-Oct-08	—	USD	937,435.97
14-Aug-08	29-Jan-09	—	USD	18,680.08
14-Aug-08	10-Oct-08	—	USD	12,874.18

				9,493,787.65

STANDARD CHARTERED BANK - HONG KONG

AS OF AUGUST 14, 2008

BENEFICIARY	COUNTRY OF ORIGIN	CCY	DEAL AMOUNT	TENOR DAYS	TRANSACTION DATE	DUE DATE
DOW MERCHANDISING CO., LTD.	VIETNAM	USD	19,770.13	0	08/Aug/08	22/Sep/08
NINGBO SUNRISE TEXTILE DYEING	CHINA	USD	141,141.00	0	08/Aug/08	19/Sep/08
CONCORDE GARMENTS LTD.	BANGLADESH	USD	770,282.22	0	11/Aug/08	17/Dec/08
CONCORDE GARMENTS LTD.	BANGLADESH	USD	393,772.34	0	11/Aug/08	15/Dec/08
COLLTEX GARMENT MFY (HK) CO.,	VIETNAM	USD	416,598.00	0	12/Aug/08	10/Nov/08
MOHAMMADI GROUP LTD.	BANGLADESH	USD	152,913.60	0	14/Aug/08	15/Dec/08
DRESSMEN GARMENTS LTD	BANGLADESH	USD	61,057.44	0	14/Aug/08	11/Dec/08

			1,955,534.73

Schedule P-1(c)

HSBC Letters of Credit

See attached as of the date set forth therein.

HSBC Letters of Credit

Oxford Industrial Inc DC Outstanding as at 15Aug2008

DC Number	Customer Reference	Beneficiary’s name	Date of Issue		O/S Amount	Date of expiry	Beneficiary Country
DCBHKH645942	HK2044-S2S1	SINHA INDUSTRIES LTD	1/15/2008	USD	391,488.76	10/8/2008	BANGLADESH
DCBHKH645960	HK2062-70D1	ELITE GARMENTS INDUSTRIES LTD.	3/11/2008	USD	163,374.03	9/17/2008	BANGLADESH
DCBHKH645962	HK2064-K5D1	CONCORDE GARMENTS LTD.	3/13/2008	USD	61,518.41	8/28/2008	BANGLADESH
DCBHKH645964	HK2066-70D1	DRESSMEN APPARELS LTD.	3/13/2008	USD	55,490.54	8/27/2008	BANGLADESH
DCBHKH645969	HK2071-S2D1	DRESSMEN GARMENTS LTD	3/25/2008	USD	160,033.77	8/21/2008	BANGLADESH
DCBHKH645971	HK2073-E7D1	CONCORDE GARMENTS LTD.	4/9/2008	USD	133,934.76	9/5/2008	BANGLADESH
DCBHKH645972	HK2074-C3L1	ZXY INTERNATIONAL FZCO	4/10/2008	USD	24,211.32	8/10/2008	U.A.E.
DCBHKH645973	HK2075-S2D1	DRESSMEN GARMENTS LTD	4/11/2008	USD	15,245.69	9/12/2008	BANGLADESH
DCBHKH645974	HK2076-S2S1	SINHA INDUSTRIES LTD	4/11/2008	USD	110,023.33	8/20/2008	BANGLADESH
DCBHKH645975	HK2077-E7D1	CONCORDE GARMENTS LTD.	4/15/2008	USD	407,437.47	8/27/2008	BANGLADESH
DCBHKH645977	HK2079-E7D1	MOHAMMADI GROUP LTD.	4/16/2008	USD	275,252.65	8/19/2008	BANGLADESH
DCBHKH645978	HK2080-E7D1	CONCORDE GARMENTS LTD.	4/18/2008	USD	175,368.27	9/3/2008	BANGLADESH
DCBHKH645979	HK2081-H7L1	ZXY INTERNATIONAL FZCO	4/24/2008	USD	43,650.00	9/11/2008	U.A.E.
DCBHKH645980	HK2082-E7D1	CONCORDE GARMENTS LTD.	4/29/2008	USD	134,383.48	8/20/2008	BANGLADESH
DCBHKH645981	HK2083-E7D1	ELITE GARMENTS INDUSTRIES LTD.	5/8/2008	USD	197,714.33	10/1/2008	BANGLADESH
DCBHKH645982	HK2084-70D1	DRESSMEN APPARELS LTD.	5/9/2008	USD	51,464.70	10/22/2008	BANGLADESH
DCBHKH645983	HK2085-S2D1	DRESSMEN GARMENTS LTD	5/14/2008	USD	92,936.56	9/25/2008	BANGLADESH
DCBHKH645984	HK2086-E7D1	MOHAMMAD I GROUP LTD.	5/14/2008	USD	240,196.80	8/19/2008	BANGLADESH

DC Number	Customer Reference	Beneficiary’s name	Date of Issue		O/S Amount	Date of expiry	Beneficiary Country
DCBHKH645985	HK2087-K5D1	CONCORDE GARMENTS LTD.	5/15/2008	USD	210,069.05	10/30/2008	BANGLADESH
DCBHKH645986	HK2088-E7D1	ELITE GARMENTS INDUSTRIES LTD.	5/16/2008	USD	54,021.24	10/1/2008	BANGLADESH
DCBHKH645987	HK2089-E7D1	CONCORDE GARMENTS LTD.	5/21/2008	USD	156,377.73	10/15/2008	BANGLADESH
DCBHKH645988	HK2090-G1L1	W+F EX- UND IMPORT GMBH	5/22/2008	USD	109,391.31	10/6/2008	GERMANY
DCBHKH645989	HK2091-G1L1	W+F EX- UND IMPORT GMBH	5/22/2008	USD	33,555.00	10/6/2008	GERMANY
DCBHKH645990	HK2092-E7D1	MOHAMMADI GROUP LTD.	5/26/2008	USD	86,695.01	10/7/2008	BANGLADESH
DCBHKH645991	HK2093-70D1	ELITE GARMENTS INDUSTRIES LTD.	5/28/2008	USD	116,187.58	11/26/2008	BANGLADESH
DCBHKH645992	HK2094-E7D1	ELITE GARMENTS INDUSTRIES LTD.	5/28/2008	USD	379,416.19	9/24/2008	BANGLADESH
DCBHKH645993	HK2095-E7D1	ELITE GARMENTS INDUSTRIES LTD.	5/28/2008	USD	27,921.60	8/26/2008	BANGLADESH
DCBHKH645994	HK2096-S2D1	DRESSMEN GARMENTS LTD	6/4/2008	USD	33,559.00	8/20/2008	BANGLADESH
DCBHKH645995	HK2097-E7D1	TULIP GARMENTS LTD.	6/6/2008	USD	888,464.70	9/20/2008	BANGLADESH
DCBHKH645996	HK2098-E7D1	TULIP GARMENTS LTD.	6/6/2008	USD	906,058.80	9/20/2008	BANGLADESH
DCBHKH645997	HK2099-E7D1	ELITE GARMENTS INDUSTRIES LTD.	6/12/2008	USD	371,031.75	11/12/2008	BANGLADESH
DCBHKH645998	HK2100-E7D1	ELITE GARMENTS INDUSTRIES LTD.	6/12/2008	USD	278,708.11	11/1/2008	BANGLADESH
DCBHKH645999	HK2101-E7D1	CONCORDE GARMENTS LTD.	6/24/2008	USD	136,870.44	10/21/2008	BANGLADESH
DCBHKH646000	HK2102-S2D1	DRESSMEN GARMENTS LTD	6/24/2008	USD	190,541.11	11/5/2008	BANGLADESH
DCBHKH646001	HK2103-E7D1	CONCORDE GARMENTS LTD	6/27/2008	USD	49,496.88	10/28/2008	BANGLADESH
DCBHKH646002	HK2104-D1D1	DRESSMEN GARMENTS LTD	7/9/2008	USD	132,653.24	10/9/2008	BANGLADESH
DCBHKH646003	HK2104-D1D1	DRESSMEN GARMENTS LTD	7/11/2008	USD	132,532.71	10/21/2008	BANGLADESH
DCBHKH646004	HK2106-E7D1	ELITE GARMENTS INDUSTRIES LTD.	7/15/2008	USD	7,131.72	10/15/2008	BANGLADESH

DC Number	Customer Reference	Beneficiary’s name	Date of Issue		O/S Amount	Date of expiry	Beneficiary Country
DCBHKH646005	HK21 07-E7D1	ELITE GARMENTS INDUSTRIES LTD.	7/16/2008	USD	158,331.60	11/19/2008	BANGLADESH
DCBHKH646006	HK2108-E7D1	CONCORDE GARMENTS LTD.	7/16/2008	USD	82,715.78	11/19/2008	BANGLADESH
DCBHKH646007	HK2109-E7D1	ELITE GARMENTS INDUSTRIES LTD.	7/30/2008	USD	26,889.82	11/5/2008	BANGLADESH
			TOTAL	USD	7,313,345.24

Oxford Industrial Inc Outstanding Bills as at 15Aug2008

Applicant’s Name	Beneficiary’s name	DC Number	Customer Reference	Bill Reference		O/S Amount	Negot Bank Country
OXFORD INDUSTRIES INC.,	CONCORDE GARMENTS LTD.	DCBHKH 645971	HK2073- E7D1	BABOXF898645HKH	USD	95,593.20	BANG
OXFORD INDUSTRIES INC.,	SINHA INDUSTRIES LTD	DCBHKH 645970	HK2073-S2S1	BABOXF898719HKH	USD	66,652.56	BANG
OXFORD INDUSTRIES INC.,	SINHA INDUSTRIES LTD	DCBHKH 645974	HK2076-S2S1	BABOXF898887HKH	USD	88,900.56	BANG
OXFORD INDUSTRIES INC.,	SINHA INDUSTRIES LTD	DCBHKH 645942	HK2044-S2S1	BABOXF898889HKH	USD	162,178.26	BANG
OXFORD INDUSTRIES INC.,	SINHA INDUSTRIES LTD	DCBHKH 645942	HK2044-S2S1	BABOXF898941HKH	USD	68,419.50	BANG
OXFORD INDUSTRIES INC.,	CONCORDE GARMENTS LTD.	DCBHKH 645975	HK2077- E7D1	BABOXF898888HKH	USD	210,269.46	BANG
OXFORD INDUSTRIES INC.,	CONCORDE GARMENTS LTD.	DCBHKH 645978	HK2080- E7D1	BABOXF898917HKH	USD	138,269.94	BANG
OXFORD INDUSTRIES INC.,	CONCORDE GARMENTS LTD.	DCBHKH 645975	HK2077- E7D1	BABOXF898923HKH	USD	232,381.62	BANG

OXFORD INDUSTRIES INC.,	SINHA INDUSTRIES LTD	DCBHKH 645942	HK2044-S2S1	BABOXF898972HKH	USD	154,662.92	BANG
				TOTAL	USD	1,217,328.02

SCHEDULES TO THE

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

by and among

OXFORD INDUSTRIES, INC. and

TOMMY BAHAMA GROUP, INC.,

as the Borrowers,

The Persons party thereto as the Guarantors,

The financial institutions party hereto as the Lenders,

The financial institutions party thereto,
as the Issuing Banks,

SUNTRUST BANK,
as the Administrative Agent,

BANK OF AMERICA, N.A.,

as Syndication Agent,

and

SUNTRUST ROBINSON HUMPHREY, INC.,
as Lead Arranger and Bookrunner

As of August 15, 2008

Certain information set forth in these Schedules has been included and disclosed solely for informational purposes and may not be required to be disclosed pursuant to the terms and conditions of the Second Amended and Restated Credit Agreement, dated as of August 15, 2008 (the “Agreement”), by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Lenders, the financial institutions party thereto as the Issuing Banks, Bank of America, N.A., as Syndication Agent, and SunTrust Bank, as the Administrative Agent.  No information so included and disclosed shall be deemed to establish a standard of materiality or otherwise be used to determine whether such information or any other information is material.

Capitalized terms used but not defined in the Schedules shall have the meanings ascribed to them in the Agreement.

Schedule 5.1(c)-1

Subsidiaries

Subsidiary	Domestic or Foreign Subsidiary	Jurisdiction of Incorporation or Formation	Percentage of Ownership	Qualifications	Other Names	Authorized and Issued Equity
Oxford International, Inc.	Domestic	Georgia	100% owned by Parent	N/A	N/A	Authorized to issue 100,000 shares, $1.00 par value per share, 100,000 of which are issued and outstanding

Ben Sherman Clothing, Inc.	Domestic	Georgia	100% owned by Parent	California, Florida, Nevada, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Massachusetts and Texas	Oxford Clothing Corporation	Authorized to issue 1,000 shares, $1.00 par value per share, 1,000 of which are issued and outstanding

Oxford Garment, Inc.	Domestic	Delaware	100% owned by Parent	N/A	N/A	Authorized to issue 3,000 shares, $1.00 par value per share, 3,000 of which are issued and outstanding

Piedmont Apparel Corporation	Domestic	Delaware	100% owned by Parent	N/A	Airman Shirt Co., Ltd.	Authorized to issue 1,500 shares, $1.00 par value per share, 1,500 of which are issued and outstanding

Lionshead Clothing Company	Domestic	Delaware	100% owned by Parent	N/A	Manchester Shirts, Inc.	Authorized to issue 1,500 shares, $1.00 par value per share, 1500of which are issued and outstanding

Oxford Caribbean, Inc.	Domestic	Delaware	100% owned by Parent	N/A	N/A	Authorized to issue 3,000 shares, $1.00 par value per share, 3,000 of which are issued and outstanding

Oxford Private Limited of Delaware, Inc.	Foreign	Delaware	100% owned by Parent	N/A	N/A	Authorized to issue 1,500 shares, $1.00 par value per share, 1,500 of which are issued and outstanding

Subsidiary	Domestic or Foreign Subsidiary	Jurisdiction of Incorporation or Formation	Percentage of Ownership	Qualifications	Other Names	Authorized and Issued Equity
Oxford Lockbox, Inc.	Domestic	Delaware	100% owned by Parent			Authorized to issue 1,000 shares, $1.00 par value per share, 1,000 of which are issued and outstanding

SFI of Oxford Acquisition Corporation	Domestic	Delaware	100% owned by Parent	California, Georgia, Illinois, New York, and Virginia	Arnold Brant	Authorized to issue 1,000 shares, $1.00 par value per share, 1,000 of which are issued and outstanding

Tommy Bahama Group, Inc.	Domestic	Delaware	100% owned by Parent	Washington, Illinois and New York	Viewpoint International, Inc., Tommy Bahama Golf, Indigo Palms, Island Soft, and Tommy Bahama Relax	Authorized to issue 5,000 shares Class A Common Stock $.001 par value of which 2,125 shares are issued and outstanding.

Tommy Bahama R&R Holdings, Inc.	Domestic	Delaware	100% owned by TBG

Alabama, Arizona, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Indiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Oregon, South Carolina, Texas, Virginia and Washington(1)

					See attached.	Authorized to issue 100 shares of capital stock, $1.00 par value per share, 100 of which are issued and outstanding

(1)  Note:   Not currently qualified to do business in Illinois.

Subsidiary	Domestic or Foreign Subsidiary	Jurisdiction of Incorporation or Formation	Percentage of Ownership	Qualifications	Other Names	Authorized and Issued Equity
Tommy Bahama Beverages, LLC	Domestic	Delaware	100% owned by Tommy Bahama R&R Holdings, Inc.	Arizona, California Hawaii and Nevada	N/A	N/A

Viewpoint Marketing, Inc.	Domestic	Florida	100% owned by Parent	Florida	N/A	Authorized to issue 1,000 shares, $1.00 par value per share.

Oxford of South Carolina, Inc.	Domestic	South Carolina	100% owned by Parent	Florida and New York	(purchased all of the assets of Next Day Apparel, Inc.)	Authorized to issue 100,000 shares, $1.00 par value per share, 100,000 of which are issued and outstanding

Tommy Bahama Texas Beverages, LLC	Domestic	Texas	100% owned by Tommy Bahama Beverages, LLC	N/A	N/A	N/A

Ben Sherman Australia (Pty) Ltd.	Foreign	Australia	100% owned by Ben Sherman Group Limited	N/A	N/A	2 ordinary shares, AUD 1.00 per share, are authorized, issued and outstanding

Oxford de Colon, S.A.	Foreign	Costa Rica	100% ownership by Oxford International, Inc.	N/A	N/A	There are 10 shares, $1.00 par value per share, issued and outstanding

Subsidiary	Domestic or Foreign Subsidiary	Jurisdiction of Incorporation or Formation	Percentage of Ownership	Qualifications	Other Names	Authorized and Issued Equity
Oxford Internacional de Guatemala Sociedad Anonima	Foreign	Guatemala	99% owned by Oxford International, Inc. and 1% owned by Linda Green	N/A	N/A	There are 1,000 shares, $1.00 par value per share, issued and outstanding

Q.R. Fashions S. de R.L.	Foreign	Honduras	100% owned by Oxford Caribbean, Inc.	N/A	N/A	There are 5,000 shares, $1.00 par value per shares, issued and outstanding

Industrias Lanier De Honduras S. de R.L.	Foreign	Honduras	50% owned by Parent and 50% owned by Oxford Caribbean, Inc.	N/A	N/A	There are 5,000 shares, $1.00 par value per shares, are issued and outstanding

Oxford Products (International) Limited	Foreign	Hong Kong	Over 99% owned by Parent (holds 149,999 shares) and fractional percentage owned by Oxford International, Inc. (holds 1 share)	N/A	N/A	Authorized to issue 3,000,000 shares, HK$1.00 par value per share, 150,000 shares of which are issued and outstanding

Subsidiary	Domestic or Foreign Subsidiary	Jurisdiction of Incorporation or Formation	Percentage of Ownership	Qualifications	Other Names	Authorized and Issued Equity
Tommy Bahama Global Sourcing Limited	Foreign	Hong Kong	100% owned by Oxford Products (International) Limited	N/A	Oxford Apparel (HK) Limited and Top Candor Limited	Authorized to issue 10,000 shares, par value HK$1.00 per share, 100 shares of which are issued and outstanding

Maxsend Trading Limited	Foreign	Hong Kong	100% owned by Tommy Bahama Global Sourcing Limited	N/A	N/A	Authorized to issue 100,000 shares, par value HK$1.00 per share, 100,000 shares of which are issued and outstanding

Camisas Bahia Kino S.A. de C.V.	Foreign	Mexico	100% owned by Parent	N/A	N/A	There are 88,000 shares, $1.00 par value per share, authorized 1,100 of which are issued and outstanding (100 Series A and 1000 Series B)

Manufacturera de Sonora, S.A. de CV	Foreign	Mexico	99% owned by Parent and 1% owned by Oxford International, Inc.	N/A	N/A	There are 100 shares of Series B Shares, $1.00 par value per share, and 10,949 Series B-1 shares, $1.00 par value per share, issued and outstanding

Industrias Oxford de Merida, S.A. de CV	Foreign	Mexico	99% owned by Oxford Products (International) Limited and 1% owned by Parent	N/A	Merox Apparel International Limited	There are 1,000 Series A Shares, $1.00 par value per share, and 10,235,362 Series B Shares, $1.00 par value per share, issued and outstanding

Subsidiary	Domestic or Foreign Subsidiary	Jurisdiction of Incorporation or Formation	Percentage of Ownership	Qualifications	Other Names	Authorized and Issued Equity
Oxford Philippines, Inc.	Foreign	The Philippines	3.74% owned by Parent, (holds 24,995 shares) 96.25% owned by Oxford Products (International) Limited and fractional percentages held by various individuals	N/A	N/A	There are 667,465 shares, $1.00 par value per share, issued and outstanding

Oxford of Europe	Foreign	The United Kingdom	100% owned by Parent	N/A	N/A	There are 2 shares, $1.00 par value per share, issued and outstanding

Ben Sherman Holdings Limited	Foreign	The United Kingdom	100% owned by Oxford Private Limited of Delaware	N/A	Oxford Industries (UK1) Limited	There is one share of £ 0.01 per share issued with 100,000,000 shares authorized capital

Oxford Industries (UK2) Limited	Foreign	The United Kingdom	100% owned by Ben Sherman Holdings Limited	N/A	N/A	There is one share of £ 0.01 per share issued with 100,000,000 shares authorized capital

Oxford Industries (UK3) Limited	Foreign	The United Kingdom	100% owned by Oxford Industries (UK2) Limited	N/A	N/A	There is one share of £ 0.01 per share with 100,000,000 shares authorized capital

Subsidiary	Domestic or Foreign Subsidiary	Jurisdiction of Incorporation or Formation	Percentage of Ownership	Qualifications	Other Names	Authorized and Issued Equity
Ben Sherman Limited	Foreign	The United Kingdom	100% owned by Oxford Industries (UK3) Limited	N/A	N/A

Authorized to issue 66,667 ordinary shares, £ 1 per share, 66,667 of which are issued and outstanding, authorized to issue 228,033 A ordinary shares, £ 0.01 per share, 214,619 of which are issued and outstanding and authorized to issue 55,300 B ordinary shares, £ 0.01 per share, 52,047 of which are issued and outstanding

Ben Sherman Group Limited	Foreign	The United Kingdom	100% owned by Ben Sherman Limited	N/A	N/A	Authorized to issue 2,913,622 ordinary shares, £ 1 per share, 832,104 of which are issued and outstanding

Textile Caledonia Investments Limited	Foreign	The United Kingdom	100% owned by Ben Sherman Group Limited	N/A	N/A	Authorized to issue 100,000 ordinary shares, £ 1 per share, 10,000 of which are issued and outstanding

Sherman Cooper Marketing Limited	Foreign	The United Kingdom	100% owned by Ben Sherman Group Limited	N/A	N/A	Authorized to issue 1,000 ordinary shares, £ 1 per share, 100 of which are issued and outstanding

Ben Sherman (Manufacturing) Limited	Foreign	The United Kingdom	100% owned by Ben Sherman Group Limited	N/A	N/A	Authorized to issue 10,000 ordinary shares, £ 1 per share, 2 of which are issued and outstanding

Ben Sherman (Lurgan) Limited	Foreign	The United Kingdom	100% owned by Ben Sherman Group Limited	N/A	N/A	Authorized to issue 10,000 ordinary shares, £ 1 per share, 2 of which are issued and outstanding

The Branded Shirt Co. Limited	Foreign	The United Kingdom	100% owned by Ben Sherman Group Limited	N/A	N/A	Authorized to issue 1,000 ordinary shares, £ 1 per share, 2 of which are issued and outstanding

Subsidiary	Domestic or Foreign Subsidiary	Jurisdiction of Incorporation or Formation	Percentage of Ownership	Qualifications	Other Names	Authorized and Issued Equity
Neal and Cooper Limited	Foreign	The United Kingdom	100% owned by Ben Sherman Group Limited	N/A	N/A	Authorized to issue 1,000 ordinary shares, £ 1 per share, 2 of which are issued and outstanding

Dunkeld Fashions Limited	Foreign	The United Kingdom	100% owned by Ben Sherman Group Limited	N/A	N/A	Authorized to issue 1,000 ordinary shares, £ 1 per share, 2 of which are issued and outstanding

Tern Shirts Limited	Foreign	The United Kingdom	100% owned by Ben Sherman Group Limited	N/A	N/A	Authorized to issue 1,000 ordinary shares, £ 1 per share, 2 of which are issued and outstanding

Slix Limited	Foreign	The United Kingdom	100% owned by Ben Sherman Group Limited	N/A	N/A	Authorized to issue 1,000 ordinary shares, £ 1 per share, 2 of which are issued and outstanding

Rodeo International Limited	Foreign	The United Kingdom	100% owned by Ben Sherman Group Limited	N/A	N/A	Authorized to issue 100,000 ordinary shares, £ 1 per share, 100,000 of which are issued and outstanding

The following names have been used by Tommy Bahama R&R Holdings, Inc. (or by entities which have been merged into Tommy Bahama R&R Holdings, Inc.) within the past five years:

Tommy Bahama Ala Moana

Tommy Bahama Atlantic City

Tommy Bahama Austin

Tommy Bahama Biltmore

Tommy Bahama Birmingham

Tommy Bahama Boca Raton

Tommy Bahama’s Tropical Café & Emporium

Tommy Bahama Café Emporium

Tommy Bahama Charleston

Tommy Bahama Cherry Creek

Tommy Bahama Dallas

Tommy Bahama Dallas Galleria

Tommy Bahama Farmers Market

Tommy Bahama’s Island Grille

Tommy Bahama Kansas City

Tommy Bahama La Jolla

Tommy Bahama Las Olas

Tommy Bahama Las Vegas

Tommy Bahama Las Vegas Fashion Show

Tommy Bahama Las Vegas Forum

Tommy Bahama Manhattan Village

Tommy Bahama Mauna Lani

Tommy Bahama Mission Viejo

Tommy Bahama Myrtle Beach

Tommy Bahama Newport Beach

Tommy Bahama North Scottsdale

Tommy Bahama Orlando

Tommy Bahama Palm Beach Gardens

Tommy Bahama Palm Desert

Tommy Bahama Palo Alto

Tommy Bahama Pasadena

Tommy Bahama Phipps Plaza

Tommy Bahama Primm

Tommy Bahama Relax

Tommy Bahama San Diego Fashion Valley

Tommy Bahama San Jose

Tommy Bahama Sarasota

Tommy Bahama South Park

Tommy Bahama St. Augustine

Tommy Bahama Troy

Tommy Bahama Tucson

Tommy Bahama Tysons Galleria

Tommy Bahama Wailea

Tommy Bahama Walnut Creek

Tommy Bahama Whalers Village

Tommy Bahama Woodbury Commons

Tommy Bahama International Plaza

Tommy Bahama Short Hills

Tommy Bahama Wellington Green

Tommy Bahama Woodlands

Tommy Bahama Womens Swimwear

Tommy Bahama Golf

Indigo Palms Fashion Island

Indigo Palms Las Vegas Forum

Indigo Palms Santana Row

Indigo Palms Las Olas

Schedule 5.1(c)-2

Partnerships / Joint Ventures

JiangSu Oxford-Sainty Garment Manufacturing Ltd. is a Chinese company in which Oxford Products (International) Ltd. owns a 25% interest.

See Schedule 1(c) (Certain Excluded Subsidiaries):  Piedmont Apparel Corporation owns a 2/3 membership interest in Patch Licensing LLC.

Schedule 5.1(d)

Outstanding Capital Stock Ownership

Equity Interests:

1.                                       Number of Authorized and Issued and Outstanding Equity Interests

•                          As of August 5, 2008, (i) Parent was authorized to issue 90,000,000 shares of capital stock, of which 60,000,000 are common stock, $1 .00 par value per share, and 30,000,000 are preferred stock, $1.00 par value per share and (ii) there were issued and outstanding 15,860,277 shares of common stock, par value $1.00 per share, of Parent.

•                          See Schedule 5.1(c)-1 with respect to the authorized and issued and outstanding Equity Interests of the Borrower Parties (other than Parent) and their Subsidiaries.

2.                                       Ownership of Equity Interests:

•                          See Schedule 5.1(c)-1 with respect to the ownership of the Equity Interests of each Borrower Party (other than Parent) and each Subsidiary of a Borrower Party.

3.                                       Stock or Securities Convertible Into or Exchangeable for Shares of Equity Interests, Preemptive or Similar Rights to Subscribe for or to Purchase, and Other Rights to Subscribe for or to Purchase, and Options for the Purchase of, and Agreements Providing for the Issuance (Contingent or Otherwise) of, and Calls, Commitments, or Claims of any Character relating to, Equity Interests or Stock or Securities Convertible Into or Exchangeable for Equity Interests of a Borrower party or a Subsidiary of a Borrower Party:

•                          As of August 1, 2008, there were options to purchase 217,265 shares of common stock, par value $1.00 per share, of Parent outstanding. Of the options outstanding as of such date, options to purchase 176,445 shares of common stock, par value $1.00 per share, of Parent were vested, with a weighted average exercise price of approximately $23.93 per share. The unvested options to purchase 40,820 shares of common stock, par value $1.00 per share, of Parent had a weighted average exercise price of approximately $29.50 per share.

•                          As of August 2, 2008, there were 3,204 restricted share units outstanding under the Oxford Industries, Inc. Long-Term Stock Incentive Plan. Each restricted share unit entitles the recipient to one share of common stock, par value $1.00 per share, of Parent, subject to satisfaction of certain vesting conditions.

4.                                       Obligations (Contingent or Otherwise) to Repurchase or Otherwise Acquire or Retire Shares of Equity Interests or to Register Shares of Equity Interests, and Agreements Restricting the Transfer of any Shares of a Borrower Party’s or a Subsidiary of a Borrower Party’s Equity Interests:

•                          Among the outstanding Equity Interests of Parent as of August 2, 2008, there were 391,994 shares of common stock, par value $1.00 per share, of Parent outstanding with restrictions on transfer and subject to further vesting conditions.

•                          Restricted stock of Parent described above is subject to repurchase, at the election of the holder thereof, by Parent for purposes of satisfying tax withholding obligations.

Schedule 5.1(h)

Material Contracts

Material Contracts:

Indenture Agreement dated May 16, 2003 among Parent, the Guarantors party thereto and SunTrust Bank.

Supplemental Indenture Agreement No. 1 dated June 13, 2003 among Parent, the Guarantors party thereto and SunTrust Bank.

Supplemental Indenture Agreement No. 2 dated July 28, 2004 among the Guarantors, Parent and Sun Trust Bank.

Supplemental Indenture Agreement No. 3 dated December 30, 2004 among the Guarantors, Parent and SunTrust Bank.

Letter Agreement, dated November 8, 2007, between Parent and Bank of America, N.A. relating to an Issuer Forward Repurchase Transaction.

Amendment, dated November 9, 2007, between Parent and Bank of America, N.A. to Letter Agreement relating to an Issuer Forward Repurchase Transaction.

Material Contracts Requiring Consent to the Granting of a Lien:

None.

Schedule 5.1(i)

Labor Matters

None.

Schedule 5.1(j)

Labor Matters

1.                                       The consolidated Federal income tax return of Parent and its Subsidiaries for the fiscal year ended June 2, 2006 is currently under audit by the IRS.  The audit is ongoing and no adjustments have been proposed to date.

2.                                      Parent is being audited by New York City for corporate income/franchise tax for the fiscal year ended May 30, 2003. No adjustment has been proposed to date. The estimated tax liability of $171,000 for a known issue has been fully accrued for financial purposes.

3.                                       Parent has been assessed additional income and franchise the fiscal years May 2002 — May 2004 by the State of Pennsylvania. The assessment has been appealed; however, the assessed tax amount of $227,000 has been fully accrued.

The State of Pennsylvania has also asserted that Parent owes income and franchise taxes for years prior to those under audit, for which no returns were filed. The State of Pennsylvania has assessed approximately $45,000 in tax to date, which Parent has paid; however, there is potential for additional assessment. With the assistance of outside counsel, Parent is working with the State of Pennsylvania to resolve this matter.

4.                                       Parent has been assessed additional business and occupation tax by the State of Washington for the period 1/01/03 — 12/31/06. Portions of the assessment have been appealed, and Parent has accrued the final expected assessment amount of $120,000.

5.                                       A Canadian GST audit is in progress for SFI of Oxford Acquisition Corporation for the period June 2006 — Dec. 2007. Requested documentation has been provided, and neither Parent nor SFI of Oxford Acquisition Corporation has been advised of any potential adjustments.

6.                                       TBG is under audit by the State of Washington for sales, use and business and occupation tax. Parent and TBG are still in the process of providing documentation.

7.                                       Tommy Bahama R&R Holdings, Inc. is being audited for sales tax by the State of Florida for the period 10/01/05 — 09/30/05. A tentative assessment has been issued for additional tax of $99,500. Tommy Bahama R&R Holdings, Inc. has paid $33,600 of the assessment and anticipates significant reduction of the remaining assessment upon providing additional documentation to the State of Illinois.

8.                                       The following sales tax audits have been initiated, but have not yet produced any proposed assessments:

Governmental Authority	Borrower Party or Subsidiary	Period in Question
State of Illinois	Tommy Bahama R&R Holdings,	July 2005 — December

	Inc.	2007
State of Georgia	Tommy Bahama R&R Holdings, Inc.	Not Determined
State of Texas	Tommy Bahama R&R Holdings, Inc.	November 2004 — January 2008
State of New York	Tommy Bahama R&R Holdings, Inc.	September 2000 — August 2006
State of New York	TBG	March 2003 — May 2006
State of New York	Oxford of South Carolina, Inc.	September 2000 — August 2006
State of New York	Parent	September 2003 — August 2006

Schedule 5.1(n)

Litigation

None.

Schedule 5.1(p)

Intellectual Property; Licenses and Certifications

See attached.

Foreign SFI of Oxford Acquisition Corporation

Trademarks

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	,No.	Status	Agent
Next
Client	File Reference	Renewal	Reg. Date	, No.	Sub Status	Supervisor
Due

ALTA UOMO

DAVIES
SFI OF OXFORD						WARD
ACQUISITION	ALTA UOMO	Canada	Jun 5 1991	683531	Registered	PHILLIPS &
CORPORATION						VINEBERG
LLP
	1029	Jul 10	Jul 10 1992	TMA0400193	Allowance	Mary
		2022			Issued	Margaret
Heaton

Class	25
CLOTHING, FOOTWEAR (1) MEN’S CLOTHING, NAMELY: SUITS, JACKETS, PANTS. SLACKS, SHIRTS, VESTS,
Goods	BlAZERS, SWEATERS, T-SHIRTS, SWEAT SHIRTS, SHORTS, TRACK SUITS, COATS, OVERCOATS, RAINCOATS, TIES, BELTS, SOCKS, SCARVES.

ARNOLD BRANT

SFI OF OXFORD	ARNOLD
ACQUISITION	BRANT	Canada	Sep 21 1994	CA076412300	Registered
CORPORATION						Mary
	1030	Oct 25	Oct 25 1996	TMA0465032	Allowance	Margaret
		2011			issued	Heaton

Class	25
CLOTHING, FOOTWEAR (1) MEN’S CLOTHING, NAMELY: SUITS, JACKETS, PANTS. SLACKS, SHIRTS, VESTS,
Goods	BlAZERS, COATS, RAINCOATS, PARKAS, BELTS, ASCOTS; SPORTS CLOTHING, NAMELY: SPORTS JACKETS, SWEATERS, T-SHIRTS, SWEAT SHIRTS

SFI OF OXFORD	ARNOLD
ACQUISITION	BRANT	Canada	Mar 15 2004	CA1209690000	Registered
CORPORATION						Mary
	1024	Mar 30	Mar 30 2005	TMA0636334	Allowance	Margaret
		2020			issued	Heaton

Class	9
Goods	INSTRUMENTS
Class	14
Goods	PRECIOUS METALS, JEWELERY
Class	25

CLOTHING, FOOTWEAR MEN’S WOMENS AND CHILDREN’S CLOTHING NAMELY: TOPCOATS, DRESSES, JUMPSUITS, JUMPERS, OVERALLS, JEANS, BLOUSONS, SUSPENDERS, PONCHOS, CAFTANS, BLOUSES, SWEAT PANTS, JERSEYS, TUNICS, SKIRTS,

1

SPORT CLOTHING, NAMELY: BATHING SUITS, JOGGING SETS, SNOWSUITS, SKI JACKETS, SKI PANTS, SKI SUITS, ROBES, NIGHTWEAR, NAMELY: NIGHTGOWNS, BABY DOLLAS, PYJAMAS, BATHROBES, NEGLIGEES, KIMONOS, UNDERWEAR AND LINGERIE, NAMELY: TEDDIES, CAMISOLES, PANTYHOSE, NYLONS, NIGHT SHIRTS, BATH TERRY WRAPS, BODYSUITS, LEGGINGS, SOCKS, ANKLE SOCKS, KNEE-HIGH SOCKS, TIGHTS, SHORTS, STOCKINGS, HOSIERY, PANTIES, HALF SLIPS, SLIPS, FOUNDATION SLIPS, BRASSIERES,

Goods

GIRDLES, PANTY GIRDLES, GARTER BELTS, GARTERS, MEN’S WOMEN’S AND CHILDREN’S FASHION ACCESSORIES, NAMELY: SCARVES, HATS, HANDERCHIEFS, MITTENS, GLOVES, CAPS, SKI GOGGLES, EAR MUFFS, JEWELERY, NAME: PINS, BRACELETS, NECKLACES, EARRINGS, WATCHES, SUNGLASSES, MEN’S WOMEN’S AND CHILDREN’S FOOTWEAR NAMELY: SHOES, BOOTS, LOAFERS, WALKING SHOES, RUNNING SHOES, ATHLETIC SHOES, SANDALS AND SLIPPERS

COLLEZIONE UOMO

SFI OF OXFORD	COLLEZIONE
ACQUISITION	UOMO	Canada	Apr 20 1989	CA062962500	Registered
CORPORATION						Mary
	1026	Jul 6 2020	Jul 6 1990	TMA0370442	renewed	Margaret
Heaton

Class	25
Goods	CLOTHING, FOOTWEAR MEN’S JACKETS AND SUITS

LE MANUFACTURIER D’HABITS

SFI OF OXFORD	LE
ACQUISITION	MANUFACTURIER	Canada	Jan 3 1985	CA053402700	Registered
CORPORATION	D’HABITS					Mary
		Jan 3	Jan 3 1986	TMA0309971	Allowance	Margaret
	1025	2016			Issued	Heaton

Class	35
Goods	SERVICES ADVERTISING & BUSINESS ADVERTISING SERVICES RELATING TO MEN’S CLOTHING.

MARANZONE UOMO

SFI OF OXFORD	MARANZONE
ACQUISITION	UOMO	Canada	Sep 19 2005	1272525	Registered
CORPORATION						Mary
		Nov 6	Nov 6 2006	TMA676377	Published	Margaret
	1023	2016				Heaton

Class	25
Goods	CLOTHING, FOOTWEAR, MEN’S CLOTHING, NAMELY, SUITS, JACKETS AND TROUSERS

SFI

SFI OF OXFORD
ACQUISITION	SFI	Canada	Apr 21 1987	CA058200000	Registered
CORPORATION						Mary

2

	1012	Mar 31	Mar 31 1988	TMA0338779	Margaret
		2018			Heaton

Class	25
Goods	MEN’S SUITS, SPORT JACKETS, PANTS, SHIRTS, JERSEYS AND SWEATERS

SFI APPAREL

SFI OF OXFORD
ACQUISITION	SFI APPAREL	Canada	Sep 19 1989	CA064081400	Registered
CORPORATION						Mary
		Nov 9	Nov 9 1990	TMA0375540	renewed	Margaret
	1027	2020				Heaton

Class	35
Goods	SERVICES ADVERTISING & BUSINESS
Class	42
Goods	SERVICES HOTEL, RETAIL, PERSONAL, PROFESSIONAL: OPERATION OF A BUSINESS DEALING IN THE WHOLESALE AND DISTRIBUTION OF MEN’S WEAR

THE COLLECTION ULTIMO UOMO

SFI OF OXFORD	THE
ACQUISITION	COLLECTION	Canada	Oct 26 1993	CA073996200	Registered
CORPORATION	ULTIMO UOMO
Mary
	1031	Apr 14	Apr 14 1995	TMA0441852	Allowance	Margaret
		2010			issued	Heaton

Class	25
Goods

CLOTHING, FOOTWEAR (1) MEN’S CLOTHING, NAMELY: SUITS, JACKETS, PANTS, SLACKS, SHIRTS, VESTS, BLAZERS, SWEATERS, T-SHIRTS, SWEAT SHIRTS, SHORTS, TRACK SUITS, COATS, OVERCOATS, RAINCOATS, TIES, BELTS, SOCKS, SCARVES

ULTIMO UOMO

SFI OF OXFORD
ACQUISITION	ULTIMO UOMO	Canada	Nov 9 1990	CA067013200	Registered
CORPORATION						Mary
	1028	Mar 27	Mar 27 1992	TMA0396346	renewed	Margaret
		2022				Heaton

Class	25
Goods

CLOTHING, FOOTWEAR (1) MEN’S CLOTHING, NAMELY: SUITS, JACKETS, PANTS, SLACKS, SHIRTS, VESTS, BLAZERS, SWEATERS, T-SHIRTS, SWEAT SHIRTS, SHORTS, TRACK SUITS, COATS, OVERCOATS, RAINCOATS, TIES, BELTS, SOCKS, SCARVES

3

Foreign Tommy Bahama Group, Inc. Trademarks

Trademark Records By Trademark

Owner	Trademark	Country	Application	Registration	Registration	Classes	Status
			No.	No.	Date

LIFE IS ONE LONG WEEKEND

	LIFE IS ONE LONG WEEKEND
Tommy Bahama Group, Inc.		United Arab Emirates	64371	55293	Apr 10 2005	25	Registered

TOMMY BAHAMA

	TOMMY BAHAMA
Tommy Bahama Group, Inc.		United Arab Emirates	64357	55589	Oct 17 2005	16	Registered
	TOMMY BAHAMA
Tommy Bahama Group, Inc		United Arab Emirates	64359	55301	Apr 10 2005	20	Registered
	TOMMY BAHAMA
Tommy Bahama Group, Inc		United Arab Emirates	64362	55300	Apr 10 2005	25	Registered
	TOMMY BAHAMA
Tommy Bahama Group, Inc		United Arab Emirates	64363	55299	Apr 10 2005	27	Registered
	TOMMY BAHAMA
Tommy Bahama Group, Inc		United Arab Emirates	64364	55298	Apr 10 2005	28	Registered
	TOMMY BAHAMA
Tommy Bahama Group, Inc		United Arab Emirates	64351	55545	Oct 15 2005	3	Registered
	TOMMY BAHAMA
Tommy Bahama Group, Inc		United Arab Emirates	64365	55297	Apr 10 2005	32	Registered
	TOMMY BAHAMA
Tommy Bahama Group, Inc		United Arab Emirates	64366	55296	Apr 10 2005	34	Registered
	TOMMY BAHAMA
Tommy Bahama Group, Inc		United Arab Emirates	64352	55544	Oct 15 2005	4	Registered
	TOMMY BAHAMA
Tommy Bahama Group, Inc		United Arab Emirates	64354	55586	Oct 17 2005	9	Registered

1

Trademark Report	Thursday, July 24, 2008

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
AMBER ISLE
	110618		HUTCG	Registered	1167050	1167050	03/19/2017
	326975				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	11	Apparatus for lighting, lamps (Int. 11).

	International	20	Furniture (Int. 20).

	International	24

Textiles and textile goods, not Included In other classes; bedding, Including bed linen, bed spreads, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, throws, matelasse coverlets (Int. 24).

BAHAMA
	110618		HUTCG	Registered	1167049	1167049	03/19/2017
	326978				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods	International	25	Clothing, including men’s, and women’s clothing, knit and woven sweaters and shirts, swimwear; footwear; headgear, including hats (Int. 25).

BAHAMA
	110618		HUTCG	Registered	548,102	TMA317,281	08/08/2016	12/28/1987
	264616				08/22/1985	08/08/1986
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	000	(1) Men’s clothing, namely pants and shorts.
	National	000	(2) Shirts.

BAHAMA BAHAMA & Palm Tree Design
	110618		HUTCG	Registered	611,979	TMA357,513	06/23/2019
	264614				06/23/1989
Country:	Canada		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	National	000	Shirts.

1

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
BAHAMA BAHAMA BAHAMA BAHAMA & Palm Tree Design
	110618		HUTCG	Registered	550,563	TMA323,704	02/13/2017
	264615				10/10/1985
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods	National	000	Men’s clothing, namely pants and shorts.

BIRDIE ZIP BY TOMMY BAHAMA & Design
	110618		HUTCG	Registered	1,193,553	TMA671,185	08/25/2021	09/01/2000
	270481				10/14/2003	08/25/2006
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	000	Men’s clothing, namely jackets, vests and shirts.

BIRDIE ZIP BY TOMMY BAHAMA & Design
	110618		HUTCG	Registered	3413441	3413441	10/31/2013	09/01/2000
	270486				10/14/2003	04/01/2005
Country:	Community Trade		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025	IC 25: Clothing, footwear, headgear; men’s clothing, namely jackets, vests and shirts.

BIRDIE ZIP BY TOMMY BAHAMA & Design
	110618		HUTCG	Registered	03 3251146	03 3251146	10/31/2013	09/01/2000
	270479				10/14/2003	10/14/2003
Country:	France		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025	IC 25: Men’s clothing, namely jackets, vests, and shirts.

BIRDIE ZIP BY TOMMY BAHAMA & Design
	110618		HUTCG	Registered	624311	830580	10/14/2013	09/01/2000
	270475				10/14/2003	04/19/2004
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025	IC 25: Men’s clothing, namely jackets, vests and shirts.

2

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
BIRDIE ZIP By Tommy Bahama (Stylized) & Design
	110618		HUTCG	Registered	1167054	1167054	03/19/2017
	326995				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	25	Clothing, including men’s clothing, jackets, vests and shirts (Int. 25).

BLACK TIE AT THE BEACH
	110618		HUTCG	Registered	1167048	1167048	03/19/2017
	326982				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, including men’s clothing, shirts, pants, sportcoats and jackets (Int. 25).

BUNGALOW
	110618		HUTCG	Registered	1167046	1167046	03/19/2017
	326983				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	35	Retailing of clothing, footwear and headgear, including retail shops featuring men’s, women’s and children’s clothing (Int. 35)..

BUNGALOW BRAND
	110618		HUTCG	Registered	1167045	1167045	03/19/2017
	327020				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	25

Clothing, footwear, headgear; men’s, women’s, boys’ and girls’ clothing, including knit and woven shirts, knit and woven pants, shorts and jeans; swimwear; sweaters; outerwear, including coats, jackets and capes; clothing accessories, including belts, hats, gloves, socks, scarves and neckwear; shoes (Int. 25).

3

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
DENIM FOR ISLAND LIVING
	110618		HUTCG	Registered	1167044	1167044	03/19/2017
	326984				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25

Clothing, footwear, headgear; men’s, women’s, boys’ and girls’ clothing, including knit and woven pants, shorts and jeans; shirts, sweaters, jackets, vests, coats, rainwear, sleepwear, belts, hats, gloves, socks, scarves, ties, ascots, and neckerchiefs (Int. 25).

Diamond Design
	110618		HUTCG	Registered	1167056	1167056	03/19/2017
	327014				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, women’s clothing and accessories being scarves, belts, headwear and footwear (Int. 25).

ELEPHANT TRUNKS BY TOMMY BAHAMA
	110618		HUTCG	Registered	1167043	1167043	03/19/2017
	326986				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	25	Clothing, swimwear (Int. 25).

FIRE ISLAND LINENS
	110618		HUTCG	Registered	1167065	1167065	03/19/2007
	327000				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	24

Textiles and textile goods, not included in other classes; bedding, including bed linen, bed spread, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, dust ruffles, throws, matelasse coverlets, bed scarves, sheers; towels, bath sheets, washcloths and mitts, shower curtains; table linen, including table cloths, napkins, place mats, coasters (Int. 24).

	International	27	Rugs, carpets, mats, matting and other materials for covering existing floors (Int. 27).

4

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
FINE ISLAND LINENS
	110618		HUTCG	Registered	1,141,857	TMA666,814	06/30/2021
	264533				05/27/2002	06/30/2006
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	00	Bedding, namely, pillow covers, towels, bath sheets, washcloths and mitts, shower curtains and bathmats.

FINE ISLAND LINENS
	110618		HUTCG	Registered	558,168	874,583	07/26/2012
	264534				07/26/2002	03/31/2005
Country:	Mexico		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	024

IC 24: Blancos de cama, a saber, sabanas y fundas para cama, cobertores, almohadas, fundas para almohadas, fundas bordadas para almohada, cublertas para almohada, edredones, cublefas de edredones, sobrecamas, cobijas, colchas y cubiertas de colchas, rodapiés, guarda polvos, cobertores ligeros, cobertores acolchados, bandas de tela para cama, mantas transparentes; toallas, mantas de baño, cortinas de baño y tapetes de baño, blancos de mesa, a saber, servilletas, manteles individuales, portavasos (Bedding, namely, bed linen, bed spreads, pillows, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, dust ruffles, throws, matelessé coverlets, bed scarves, sheers; towels, bath sheets, washcloths and mills, shower curtains and bathmats; table linen, namely, table cloths, napkins, place mats, coasters].

FISHTAIL
	110618		HUTCG	Registered	1167064	1167064	03/19/2017
	327001				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, men’s pants; none of the aforesaid goods having a fish tail hem (Int. 25).

GARDEN OF HOPE AND COURAGE
	110618		HUTCG	Registered	1167063	1167063	03/19/2017
	327003				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, men’s shirts (Int. 25).

5

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
GOLDEN SUN
	110618		HUTCG	Pending	1,398,190
	345363				06/04/2008
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	00	Distilled spirits and liquors namely rum.

INDIGO PALMS
	110618		HUTCG	Published	1,128,415
	264450				01/17/2002
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	000	(1) Men’s, women’s, boys’, and girls’ clothing, accessories and footwear.

	National	000

(2) Men’s, women’s, boys’, and girls’ clothing, namely, knit and woven pants, shorts, and jeans; shirts, sweaters, jackets, vests, coats, rainwear, sleepwear, belts, hats, gloves, socks, scarves, ties, ascots, and neckerchiefs.

INDIGO PALMS
	110618		HUTCG	Pending	1,195,867
	295016				11/05/2003
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	00

Men’s, women’s, boy’s and girl’s clothing; namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs.

INDIGO PALMS & Design
	110618		HUTCG	Published	1,131,914
	264452				02/21/2002
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	000	Clothing, namely, denim pants, shirts and jackets.

INDIGO PALMS (Stylized)
	110618		HUTCG	Registered	1167062	1167062	03/19/2017
	327009				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, footwear, headgear; denims; jackets; knit shirts; leather jackets; pants; shirts; short-sleeved or long-sleeved T-shirts; sweaters (Int. 25).

6

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
INDIGO PALMS DENIM COMPANY
	110618		HUTCG	Registered	1167061	1167061	03/19/2017
	327005				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, footwear, headgear; men’s, women’s, boys’ and girls’ clothing, including knit and woven pants, shorts and jeans; shirts, sweaters, jackets, vests (Int. 25).

INDIGO PALMS DENIM COMPANY
	110618		HUTCG	Published	1,128,414
	264451				01/17/2002
Country:	Canada		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	National	000	(1) Men’s, women’s, boys’, and girls’ clothing, accessories and footwear.

	National	000

(2) Men’s, women’s, boys’, and girls’ clothing, namely, knit and woven pants, shorts, and jeans; shirts, sweaters, jackets, vests, coats, rainwear, sleepwear, belts, hats, gloves, socks, scarves, ties, ascots, and neckerchiefs.

ISLAND EASE
	110618		HUTCG	Registered	1167059	1167059	03/19/2017
	327006				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, shirts and pants (Int. 25).

ISLAND EASE
	110618		HUTCG	Registered	1,171,500	674,141	10/04/2021
	264731				03/18/2003	10/04/2006
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	35	Clothing, namely, shirts and pants.

7

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
ISLAND EASE
	110618		HUTCG	Registered	592,810	798,970	03/18/2013
	264733				03/18/2003	07/08/2003
Country:	Mexico		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	25	Clothing, namely, shirts and pants.

ISLAND LEAGUER
	110618		HUTCG	Registered	1167058	1167058	03/19/2017
	327007				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, men’s knit and woven shirts and sweaters (Int. 25).

ISLAND SOFT
	110618		HUTCG	Registered	1,195,865	TMA677329	11/20/2021
	275952				11/05/2003	11/20/2006
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	00

Men’s, women’s, boy’s and girl’s clothing; namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs.

LIFE IS ONE LONG WEEKEND
	110618		HUTCG	Pending	1167057		03/19/2017
	327010				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	25

Clothing, footwear, headgear, men’s, women’s, boys’ and girls’ clothing, including knit and woven shirts, knit and woven pants, shorts and jeans; sweaters; outerwear, including coats, jackets and capes; clothing accessories, including belts, hats, gloves, socks, scarves and neckwear; shoes (Int. 25).

	International	27	Rugs, carpets, mats, matting and other materials for covering existing floors (Int. 27).

	International	32	Beers; non-alcoholic beverages (Int. 32).

8

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
LIFE IS ONE LONG WEEKEND
	110618		HUTCG	Pending	1,385,093
	341613				02/27/2008
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	00	Watches.

LIFE IS ONE LONG WEEKEND
	110618		HUTCG	Registered	513,984	729,168	10/26/2011
	264358				10/26/2001	12/17/2001
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	014	IC 14: Watches.

LIFE IS ONE LONG WEEKEND
	110618		HUTCG	Registered	513,985	732,182	10/26/2011
	264361				10/26/2001	10/26/2001
Country:	Mexico		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	011	IC 11: Lamps.

OCEANAIRE
	110618		HUTCG	Registered	1167074	1167074	03/19/2017
	327097				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, men’s pants (Int. 25).

ORIGINAL ISLAND SPORT
	110618		HUTCG	Registered	1167073	1167073	03/19/2017
	327100				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25

Clothing, footwear, headgear, men’s, women’s, boys’ and girls’ clothing, including knit and woven shirts, knit and woven pants, shorts and jeans; sweaters; outerwear, including coats, jackets and capes; clothing accessories, including belts, hats, gloves, socks, scarves and neckwear; shoes (Int. 25).

9

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
ORIGINAL ISLAND SPORT
	110618		HUTCG	Registered	3975562	3975562	10/13/2017
	264521				03/24/2004	10/14/2007
Country:	China P.R.		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	25	Clothing and swimwear (Int. 25).

ORIGINAL ISLAND SPORT
	110618		HUTCG	Registered	300179541	1167074	03/16/2014
	264524				03/17/2004	03/17/2004
Country:	Hong Kong		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025	IC 25: Clothing and swimwear.

ORIGINAL ISLAND SPORT
	110618		HUTCG	Registered	105959/1997	4,195,941	10/09/2008
	264262				04/11/1997	10/09/1998
Country:	Japan		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025	IC 25: Clothing.

ORIGINAL ISLAND SPORT
	110618		HUTCG	Registered	543,831	747,251	04/22/2012
	264522				04/22/2002	04/22/2002
Country:	Mexico		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	025	IC 25: Clothing and swimwear.

Palm Tree Design
	110618		HUTCG	Registered	1167055	1167055	03/19/2017
	327011				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	9	Eyewear; eyeglasses and sunglasses; eyeglass and sunglass frames; ophthalmic lenses; eyeglass and sunglass cases; eyewear accessories, including eyeglass cords, eyeglass chains (Int. 9).

10

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
PARADISE NATION
	110618		HUTCG	Registered	1167072	1167072	03/19/2017
	327101				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, men’s clothing, including woven shirts (Int. 25).

	International	9	Magnetic data carriers, recording discs, pre-recorded compact discs featuring music and vocals (Int. 9).

PINEAPPLE Design
	110618		HUTCG	Registered	1167075	03/19/2017
	327096				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	11	Apparatus for lighting, lamps (Int. 11).

	International	20	Furniture (Int. 20).

	International	24

Textile and textile goods, not included in other classes, bedding, including bed linen, bed spreads, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, throws, matelasse coverlets (Int. 24).

Pineapple Design
	110618		HUTCG	Registered	607923	815012	06/30/2013
	266223				06/30/2003	11/26/2003
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	027	IC 27: Rugs.

Pineapple Design
	110618		HUTCG	Registered	607921	816011	06/30/2013
	266221				06/30/2003	11/26/2003
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	020	IC 20: Furniture.

11

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
PINEAPPLE Design
	110618		HUTCG	Registered	607922	813609	06/30/2013
	266222				06/30/2003	11/24/2003
Country:	Mexico		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	024	IC 24: Bedding, namely, bed linen, bed spreads, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, throws, matelesse coverlets.

Pineapple Design
	110618		HUTCG	Registered	607920	815651	06/30/2013
	266195				06/30/2003	11/27/2003
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	011	IC 11: Lamps.

PURVEYOR OF ISLAND LIFESTYLES
	110618		HUTCG	Registered	1167070	1167070	03/19/2017
	327113				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	27	Rugs, carpets, mats, matting and other materials for covering existing floors (Int. 27).

PURVEYOR OF ISLAND LIFESTYLES
	110618		HUTCG	Registered	1,135,051	TMA637,465	04/15/2020
	264442				03/21/2002	04/15/2005
Country:	Canada		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	National	000	Retail store services featuring clothing and general consumer goods.

RELAX
	110618		HUTCG	Pending	1167077	03/19/2017
	327137				03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	11	Apparatus for lighting, lamps and electric lighting fixtures; apparatus for ventilating, ceiling fans (Int. 11).

	International	14	Horological and chronometric instruments; watches (Int. 14).

12

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
	International	16

Paper, cardboard and goods made from these materials, not included in other classes; printed matter; photographs; stationery; adhesives for stationery or household purposes; office requisites (except furniture); writing instruments, greeting cards, self-adhesive notes, desk blotters, desksets, photo albums, passport holders, playing cards (Int. 16).

	International	18

Leather and imitations of leather, and goods made of these materials and not included in other classes; trunks and traveling bags; suitcases, porimanteaus, travelling trunks, garment bags, toiletry cases sold empty, backpacks, carry-on bags, overnight bags, overnight cases, duffel bags, all purpose sports bags, beach bags, clutch bags, clutch purses, leather shopping bags, shoulder bags, tote bags, briefcases, business card cases, credit card cases, attache cases, document cases, key cases, wallets, change purses, fanny packs, handbags, leather key fobs, luggage tags, pocketbooks; umbrellas (Int. 18).

	International	20	Furniture (Int. 20).

	International	21

Household or kitchen utensils and containers (not of precious metal or coated therewith); glassware, porcelain and earthenware not included in other classes; ceramic and porcelain dinnerware for casual and fine dining, including serving dishes and bowls, serving platters, dinner plates, chargers, salad plates, soup bowls, cups, saucers, mugs; serving platters, serving trays and decorative trays not of precious metal, salt and pepper shakers, salt and pepper mills, sugar bowls, butter dishes, candy dishes, trivets, napkin rings not of precious metals, napkin holders, candle holders, wood and wicker baskets, vases, placecard holders; glasssware, including stemware, water glasses, beverage glasses, wine glasses, champagne flutes and bowls, beer glasses, tumblers, snifters, pitchers and decanters; glass jars and bottles for oil, vinegar, spices, cookies, jams, jellies and for decorative purposes sold empty; non-metal decorative boxes (Int. 21).

	International	24

Textiles and textile goods, not included in other classes; bedding, including bed linen, bed spreads, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, dust ruffles, throws, matelasse coverlets, bed scarves, bed sheers; towels, bath sheets, wash cloths and and washing mitts, shower curtains; table linen, including table cloths, napkins, place mats, coasters; fabric bath mats (Int. 24).

	International	25	Clothing, footwear, headgear (Int. 25).

	International	27	Rugs, carpets, mats, matting and other materials for covering existing floors (Int. 27).

	International	28

Sporting articles, apparatus and equipment; golf equipment, golf balls, golf clubs and putters, head covers for golf clubs and putters, golf bags and golf bag covers, divot repair tools, golf ball markers, golf brushes, golf gloves, golf bag tags, golf tees, golf accessory pouches (Int. 28).

13

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
	International	3

Perfume, eau de cologne, eau de perfume, eau de toilette, shower gel, body lotion, skin soaps, personal deodorants and antiperspirants, aftershave lotion, hair lotions, essential oils for personal use and body powder (Int. 3).

	International	34	Smokers’ articles; ashtrays, humidors, cigar cutters, cigarette and cigar lighters not of precious metals (Int. 34).

	International	35	Retailing, including retail store services featuring clothing and general consumer goods (Int. 35).

	International	4	Tapers and candles (Int. 4).

	International	9

Magnetic data carriers, recording discs, pre-recorded compact discs featuring music and vocals; eyewear; eyeglasses and sunglasses; ophthalmic lenses; eyeglass and sunglass frames; eyeglass and sunglass cases; eyewear accessories, including eyeglass cords, eyeglass chains and eyeglass cleaning cloths (Int. 9).

RELAX
	110618		HUTCG	Published	1,224,383
	281048				07/21/2004
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	00	Men’s and women’s clothing, namely, shirts, pants, shorts, jeans, sweaters, jackets, vests, coats, rainwear, shoes, hats, socks, neckwear, and swimwear.

RELAX
	110618		HUTCG	Published	003943933		07/31/2014
	281051				07/21/2004	11/26/2003
Country:	Community Trade		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Men’s and women’s clothing, namely, shirts, pants, shorts, jeans, sweaters, jackets, vests, coats, rainwear, shoes, hats, socks, neckwear, and swimwear (Int. 25).

14

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
RELAX & Design
	110618		HUTCG	Pending	1,224,382
	281049				07/21/2004
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	00	Men’s and women’s clothing, namely, shirts, pants, shorts, jeans, sweaters, jackets, vests, coats, rainwear, shoes, hats, socks, neckwear, and swimwear.

RELAX & Design
	110618		HUTCG	Registered	003943751	003943751	07/31/2014
	281050				07/21/2004	12/19/2006
Country:	Community Trade		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Men’s and women’s clothing, namely, shirts, pants, shorts, jeans, sweaters, jackets, vests, coats, rainwear, shoes, hats, socks, neckwear, and swimwear. (Int. 25).

RELAX & Design
	110618		HUTCG	Pending	667845		07/21/2014
	281047				07/21/2004
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Men’s and women’s clothing, namely, shirts, pants, shorts, jeans, sweaters, jackets, vests, coats, rainwear, shoes, hats, socks, neckwear, and swimwear (Int. 25).

Stitching Back Pocket Crisscross Design
	110618		HUTCG	Pending	1167052		03/19/2017
	327117				03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	25	Clothing, including pants, jeans, shorts, and skirts (Int. 25).

Stitching Back Pocket Diamond Design
	110618		HUTCG	Pending	1167051	03/19/2017
	327119				03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, including pants, jeans, shorts, and skirts (Int. 25).

15

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TB & Palm Design
	110618		HUTCG	Registered	1,171,499	TMA636,826	04/06/2020
	264732				03/18/2003	04/06/2005
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	000

Men’s, women’s, boy’s and girl’s clothing; namely, knit and woven pants, shorts and jeans; shirts, skirts, sweaters, jackets, vests, coats, rainwear, sleepwear, swimwear, belts, hats, gloves, socks, scarves, ties, ascots and neckerchiefs.

TB & Palm Design
	110618		HUTCG	Registered	592,809	870,529	03/18/2013
	264734				03/18/2003	02/28/2005
Country:	Mexico		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	25

IC 25: Men’s, women’s, boy’s and girl’s clothing; namely, knit and woven pants, shorts, jeans; skirts, shirts, sweaters, jackets, vests, coats, rainwear, sleepwear, swimwear, belts, hats, gloves, socks, scarves, ties, ascots and neckerchiefs.

TB (Stylized) & Palm Tree Design
	110618		HUTCG	Registered	1167068	1167068	03/19/2017
	327122				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25

Clothing, footwear, headgear; men’s, women’s, boy’s and girls’ clothing, including knit and woven pants, shorts, jeans, skirts, shirts, sweaters, jackets, vests, coats, rainwear, sleepwear, swimwear, belts, hats, gloves, socks, scarves, ties, ascots and neckerchiefs (Int. 25).

TB INDIGO PALMS (Stylized) & Design
	110618		HUTCG	Registered	1167067	1167067	03/19/2017
	327124				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, including denim pants, shirts and jackets (Int. 25).

16

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
THE BACK PORCH
	110618		HUTCG	Registered	1167066	1167066	03/19/2017
	327125				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	25

Clothing, footwear, headgear; men’s, women’s, boy’s and girls’ clothing, including knit and woven pants, shorts and jeans, shirts, sweaters, jackets, vests, coats, rainwear, sleepwear, belts, hats, gloves, socks, scarves, ties, ascots and neckerchiefs (Int. 25).

TOMMY BAHAMA
	110618		HUTCG	Registered	667583	667583	07/25/2015
	264254				07/25/1995	07/25/1995
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025	IC 25: Clothing, footwear, headgear.

TOMMY BAHAMA
	110618		HUTCG	Published	1167084	03/19/2017
	327127				03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	11	Apparatus for lighting, lamps and electric lighting fixtures; apparatus for ventilating, ceiling fans (Int. 11).

	International	16

Paper, cardboard and goods made from these materials, not included in other classes; printed matter; photographs; stationery or household purposes; office requisites (except furniture); writing instruments, greeting cards, self-adhesive notes, desk blotters, desksets, photo albums, passport holders,(Int. 16).

	International	18

Leather and imitations of leather, and goods made of these materials and not included in other classes; trunks and traveling bags; suitcases, porimanteaus, travelling trunks, garment bags, toiletry cases sold empty, backpacks, carry-on bags, overnight bags, overnight cases, duffel bags, all purpose sports bags, beach bags, clutch bags, clutch purses, leather shopping bags, shoulder bags, tote bags, briefcases, business card cases, credit card cases, attache cases, document cases, key cases, wallets, change purses, fanny packs, handbags, leather key fobs, luggage tags, pocketbooks; umbrellas (Int. 18).

	International	20	Furniture (Int. 20).

17

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
	International	21

Household or kitchen utensils and containers (not of precious metal or coated therewith); glassware, porcelain and earthenware not included in other classes; ceramic and porcelain dinnerware for casual and fine dining, including serving dishes and bowls, serving platters, dinner plates, chargers, salad plates, soup bowls, cups, saucers, mugs; serving platters, serving trays and decorative trays not of precious metal, salt and pepper shakers, salt and pepper mills, sugar bowls, butter dishes, candy dishes, trivets, napkin rings not of precious metals, napkin holders, candle holders, wood and wicker baskets, vases, placecard holders; glassware, including stemware, water glasses, beverage glasses, wine glasses, champagne flutes and bowls, beer glasses, tumblers, snifters, pitchers and decanters; glass jars and bottles for oil, vinegar, spices, cookies, jams, jellies and for decorative purposes sold empty; non-metal decorative boxes (Int. 21).

	International	24

Textiles and textile goods, not included in other classes; bedding, including bed linen, bed spreads, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, dust ruffles, throws, matelasse coverlets, bed scarves, bed sheers; towels, bath sheets, wash cloths and and washing mitts, shower curtains; table linen, including table cloths, napkins, place mats, coasters; fabric bath mats (Int. 24).

	International	27	Rugs, carpets, mats, matting and other materials for covering existing floors (Int. 27).

	International	28

Sporting articles, apparatus and equipment; golf equipment, golf balls, golf clubs and putters, head covers for golf clubs and putters, golf bags and golf bag covers, divot repair tools, golf ball markers, golf brushes, golf gloves, golf bag tags, golf tees, golf accessory pouches, playing cards (Int. 28).

	International	3

Perfume, eau de cologne, eau de perfume, eau de toilette, shower gel, body lotion, skin soaps, personal deodorants and antiperspirants, aftershave lotion, hair lotions, essential oils for personal use and body powder (Int. 3).

	International	34	Smokers’ articles; ashtrays, humidors, cigar cutters, cigarette and cigar lighters not of precious metals (Int. 34).

	International	35	Retailing, including retail store services featuring clothing and general consumer goods (Int. 35).

	International	4	Tapers and candles (Int. 4).

	International	9

Magnetic data carriers, recording discs, pre-recorded compact discks featuring music and vocals; eyewear; eyeglasses and sunglasses; ophthalmic lenses; eyeglass and sunglass frames; eyeglass and sunglass cases; eyewear accessories including eyeglass cords, eyeglass chains and eyeglass cleaning cloths (Int. 9).

18

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Published	1169021	03/28/2017
	327219				03/28/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	16

Sample books including wallpaper sample books, wallpaper pattern books, sample cards, sample folders; stationery; printed matter; photographs; instructional material (except apparatus); paper for use in the production of wallpaper (Int. 16).

	International	24	Textiles and textile goods, not included in other classes (Int. 24).
	International	27	Coverings for walls; wallpaper, wallpaper trimmings, wallpaper with a textile covering; books of wallpaper samples; textile wallpaper (Int. 27).

TOMMY BAHAMA
	110618		HUTCG	Registered	1097137	1097137	02/02/2016
	308004				02/02/2006	02/02/2006
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	14	Horological and chronometric instruments; watches (Int. 14).

TOMMY BAHAMA
	110618		HUTCG	Registered	22,064	22,064	09/30/2013
	264275				09/30/1999	09/30/1999
Country:	Bahamas		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	National	038	NC 38: Articles of clothing and all other goods in class 38. [The Bahamas use a local classification system based on the former UK classification system, Class 38 is “articles of clothing”).

TOMMY BAHAMA
	110618		HUTCG	Pending	30,474		04/18/2001
	266195				06/30/2003	11/27/2003
Country:	Bahamas		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	50	Textile wallpaper and all other goods (Int. 50).

19

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Pending	30,472		04/18/2021
	324214				09/18/2007
Country:	Bahamas		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	39	Wallpaper sample books and all other goods (Int. 39).

TOMMY BAHAMA
	110618		HUTCG	Published	829134174
	327221				05/09/2007
Country:	Brazil		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	27	Textile wallpaper (Int. 27).

TOMMY BAHAMA
	110618		HUTCG	Published	829134182
	324213				05/09/2007
Country:	Brazil		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	16

TOMMY BAHAMA
	110618		HUTCG	Pending	821817396
	264292				11/25/1999
Country:	Brazil		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025

IC 25: Men’s, women’s, boys’, and girls’ clothing; namely, knit and woven shirts, knit and woven pants, shorts and jeans; sweaters, jackets, vests, coats, rainwear, belts, hats, gloves, socks, scarves, ties, ascots, and neckerchiefs.

20

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Registered	1,157,259	TMA659,197	02/16/2021
	264626				10/28/2002	02/16/2006
Country:	Canada		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	National	000

Ceramic and porcelain dinnerware for casual and fine dining, namely serving dishes and bowls, serving platters, dinner plates, chargers, salad plates, soup bowls, cups, saucers, mugs; serving forks, serving ladles, serving platters not of precious metal, salt and pepper shakers, salt and pepper mills, creamers, sugar bowls, butter dishes, candy dishes, canisters, gravy boats, trivets, napking rings not of precious metals, napkin holders, candle holders, baskets, vases, figurines, placecard holders; glassware, namely, stemware, water glasses, beverage glasses, wine glasses, champagne flutes and bowls, beer glasses, tumblers, snifters, pitchers and decanters; glass jars and bottles for oil, vinegar, spices, cookies, jams, jellies and for decorative purposes sold empty; ice buckets.

TOMMY BAHAMA
	110618		HUTCG	Registered	729,128(2)	TMA507,898	06/04/2018
	264359				05/30/2001	06/04/2003
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	000	(1) Men’s, women’s, boys’ and girls’ clothing and accessories, namely shirts, pants, shorts, sweaters, belts, hats, gloves, socks, scarves.
	National	000	(2) Watches and lamps.
	National	000	(3) Watches.

TOMMY BAHAMA
	110618		HUTCG	Registered	729,128(1)	TMA507,898	12/27/2022
	264530				05/17/1995	12/27/2007
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	000	Restaurant, bar and carry-out food services.

TOMMY BAHAMA
	110618		HUTCG	Pending	1,367,756
	335079				10/17/2007
Country:	Canada		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	00	Luggage.

21

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Issued	1,138,851	TMA660,292	03/07/2021
	314487				04/26/2002	03/07/2006
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	00

Bedding, namely, bed linen, bed spreads, pillows, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, dust ruffles, throws, matelasse coverlets, bed scarves, sheers; towels, bath sheets, washcloths and mitts, shower curtains; table linen, namely, table cloths, napkins, place mats, coasters; and

	National	00	Pillows, throws, towels, bath sheets, washcloths and mitts, shower curtains, table linen, namely, napkins, place mats, coasters and bath mats.

TOMMY BAHAMA
	110618		HUTCG	Registered	1,138,851	TMA660,292	03/07/2021
	264528				04/26/2002	03/07/2006
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	000	Pillows, throws, towels, bath sheets, washcloths and mitts, shower curtains; table linen, namely, napkins, place mats, coasters and bath mats.

TOMMY BAHAMA
	110618		HUTCG	Allowed	729,128 (3)
	327222				03/30/2007
Country:	Canada		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	00	Wallpaper, wallpaper sample books and textiles wallpaper.

22

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Registered	1,180,223	TMA701,257	11/21/2022
	270640				06/03/2003	11/21/2007
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	000

Tapers; stationery; desk blotters, desk sets, photo albums; cigar cutters; cigarette and cigar lighters not of precious metals; board games, poker chips, checkers pieces, chess sets, croquet sets, shuffle board sets, bocci balls, dart boards and darts, billiard balls, billiard and pool cues.

	National	000	Candles, ashtrays; humidors; self-adhesive notes; greeting cards; writing instruments; playing cards.
	National	000

Tapers and candles; writing instruments, stationery, greeting cards, self-adhesive notes, desk blotters, desk sets, photo albums; ashtrays, humidors, cigar cutters, cigarette and cigar lighters not of precious metals.

	National	000	Board games, poker chips, chess sets.

TOMMY BAHAMA
	110618		HUTCG	Registered	1,134,574	TMA636,845	04/06/2020
	264441				03/15/2002	04/06/2005
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	000	Retail store services featuring clothing and general consumer goods.

TOMMY BAHAMA
	110618		HUTCG	Pending	1,398,185
	345362				06/04/2008
Country:	Canada		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	00	Distilled spirits and liquors namely rum.

TOMMY BAHAMA
	110618		HUTCG	Registered	729,128(2)	TMA507,898	02/11/2014
	264247				07/30/1998	02/11/1999
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	National	00	Men’s, women’s, boys’ and girls clothing and accessories, namely shirts, pants, shorts, jeans, sweaters, belts, hats, gloves, socks, scarves, neckwear and shoes.
	National	00	Watches and lamps.
	National	00	Watches.
	National	00	Restaurant, bar and carry out services.

23

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Registered	767,890	802,656	12/03/2017
	327223				03/28/2007	12/03/2007
Country:	Chile		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	16	Wallpaper sample books (Int. 16).

	International	24	Textile wallpaper (Int. 24).

	International	27	Wallpaper (Int. 27).

TOMMY BAHAMA
	110618		HUTCG	Pending	473,750
	264291				01/20/2000
Country:	Chile		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	025	IC 25: All goods in class 25.

TOMMY BAHAMA
	110618		HUTCG	Pending	3113598
	264454				03/28/2002
Country:	China P.R.		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025

IC 25: Men’s, women’s and children’s clothing namely knit and woven shirts; knit and woven pants; shorts and jeans; sportswear; sweaters; outwear namely coats, jackets, capes; cappa; clothing accessories namely belts, hats, gloves, socks, scarves and neckwear; and shoes.

TOMMY BAHAMA
	110618		HUTCG	Pending	6006311
	428808				04/18/2007
Country:	China P.R.		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	16	Wallpaper sample books (Int. 16).

24

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Pending	6006309
	327224				04/18/2007
Country:	China P.R.		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	27	Wallpaper; textile wallpaper (Int. 27).

TOMMY BAHAMA
	110618		HUTCG	Registered	970083470	1219615	10/26/2008
	264268				08/11/1997	10/27/1998
Country:	China P.R.		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	32	IC 32: Beer, ale, mineral water, and soft drinks.

TOMMY BAHAMA
	110618		HUTCG	Pending	n/a
	328810				04/18/2007
Country:	China P.R.		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	24	Textile wallpaper (Int. 24).

TOMMY BAHAMA
	110618		HUTCG	Registered	002416642	002416642	10/31/2011
	264439				10/18/2001	02/23/2005
Country:	Community Trade		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	003	IC 3: Perfume, eau de cologne, eau de perfume, eau de toilette, shower gel, body lotion, skin soaps, personal deodorants and antiperspirants, aftershave lotion.

	International	009

IC 9: Eyeglasses and sunglasses; ophthalmic lenses; eyeglass and sunglass frames; eyeglass and sunglass cases; eyewear accessories, namely, eyeglass cords, eyeglass chains and eyeglass cleaning cloths.

	International	011	IC 11: Lamps and lighting fixtures.

	International	014	IC 14: Watches.

	International	016	IC 16: Playing cards.

	International	018	IC 18: Suitcases, portmanteaus, travelling trunks, garment bags, toiletry cases sold empty, backpacks, carry-on

25

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date

bags, overnight bags, overnight cases, duffel bags, all purpose sports bags, beach bags, clutch bags, clutch purses, leather shopping bags, shoulder bags, tote bags, briefcases, business card cases, credit card cases, attache cases, document cases, key cases, wallets, change purses, fanny packs, handbags, leather key fobs, luggage tags, pocketbooks; passport holders made of leather.

	International	020	IC 20: Furniture.

	International	021	IC 21: Urns, vases and planters; serving trays and decorative trays; decorative boxes.

	International	024	IC 24: Towels, fabric bathmats and oilcloth mats.

	International	027	IC 27: Rugs and carpets.

	International	028	IC 28: Golf bags.

	International	032	IC 32: Beer and ale.

	International	035	IC 35: Retail store services featuring clothing and general consumer goods.

	International	042	IC 42: Restaurant, bar and carry-out food services.

TOMMY BAHAMA
	110618		HUTCG	Registered	000903138	000903138	08/31/2018
Country:	264246				08/11/1998	12/08/1999
Class/ Goods:	Community Trade		Owner: Tommy Bahama Group, Inc.
	International	25	Clothing, footwear, headgear (Int. 25).

26

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Registered	5802384	5802384	03/31/2017
	327225				03/30/2007	06/08/2008
Country:	Community Trade		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	16

Printed matter; publications; paper and cardboard and articles made from these materials; books, newspapers and newsletters; photographs, paintings and engravings; paper for use in the production of wallpaper; paper for decoration purposes; wrapping materials; walllpaper pattern books; adhesives for household purposes; teaching and instructional materials;artists materials; writing instruments; stationery (Int. 16).

	International	24

Textiles and textile goods; textile place goods; textile piece goods for household or furnishing purposes and textile articles made therefrom; fabrics, textile fabrics, furnishing fabrics, wall coverings and hangings and ceiling coverings and hangings made wholly or principally of textile materials; tapestries; curtains, curtain holders; blinds, roller blinds; loose covers for furniture, upholstery fabrics, cushion covers; bed covers, bed linen, bedspreads, sheets, quilts, pillowcases, duvet covers; household linen, table covers, table cloths, table linen, table napkins; bath linen, towels, face flannels; handkerchiefs (Int. 24).

	International	27	Carpets, rugs, mats and matting, linoleum; floor coverings; wall and ceiling coverings; wall and ceiling hangings; wallpaper and ceiling paper (Int. 27).

	International	28	Toys; games; playthings; sports equipment and sporting goods; sports bags; parts and fittings for all the aforesaid (Int. 28).

TOMMY BAHAMA
	110618		HUTCG	Registered	93/472,619	93,472,619	06/17/2013
	264257				06/17/1993	06/17/1993
Country:	France		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025	IC 25: Clothing, footwear, headgear.

TOMMY BAHAMA
	110618		HUTCG	Registered	V 24 264/25 Wz	2 060 929	06/30/2013
	264258				06/01/1993	03/28/1994
Country:	Germany		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	025	IC 25: Clothing, belts, hats, gloves, stockings and socks, scarves, ties, footwear.

27

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Registered	97/11044	B16116/1999	08/03/2014
	264241				08/04/1997	08/04/1997
Country:	Hong Kong		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25

Clothing for men, women and children; knitted and woven shirts, pants and jeans; sweaters; outerwear, coats, jackets and capes; belts, hats, gloves, socks, scarves and neckwear, shoes; all included in Class 25 but none of the aforesaid goods containing or made of denim.

TOMMY BAHAMA
	110618		HUTCG	Registered	300843345	300843345	03/29/2017
	327226				03/30/2007	03/30/2007
Country:	Hong Kong		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	16	Printed matter; wallpaper sample books, wallpaper pattern books, books containing samples of wall coverings (Int. 16).

	International	24	Textiles and textile goods; textile wallpaper; wall hangings of textile (Int. 24).

	International	27	Wall hangings (non textile); wallpaper; wallpaper trimmings (Int. 27).

TOMMY BAHAMA
	110618		HUTCG	Registered	RM2003C002891	670494	06/25/2013
	264248				02/09/1996	02/09/1996
Country:	Italy		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	025	IC 25: Clothing, footwear and headgear.

TOMMY BAHAMA
	110618		HUTCG	Registered	66335/93	3,151,076	04/30/2016
	264249				06/28/1993	04/30/1996
Country:	Japan		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025	IC 25: Clothing, footwear, and belts.

28

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Registered	105957/1997	4,444,007	01/05/2011
	264261				04/11/1997	01/05/2001
Country:	Japan		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	032	IC 32: Beer, soft drinks, fruit juices, vegetable juices, whey beverages, extracts of hops for making beer.

TOMMY BAHAMA
	110618		HUTCG	Registered	2007-033253	5107715	01/25/2018
	327227				04/05/2007	01/25/2008
Country:	Japan		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	16	Wallpaper sample books (Int. 27).
	International	27	Wallpaper, textile wallpapers (Int. 27).

TOMMY BAHAMA
	110618		HUTCG	Registered	575,793	820,490	11/18/2012
	264691				11/18/2002	02/13/2004
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	8	Flatware, namely, forks, knives, and spoons; serving utensils made of non-precious metals, namely, serving ladles, serving spoons, and serving forks (Int. 8).

TOMMY BAHAMA
	110618		HUTCG	Registered	575,792	785,311	11/18/2012
	264625				11/18/2002	03/27/2003
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	021

IC 21: Ceramic and porcelain dinnerware for casual and fine dining, namely serving dishes and bowls, serving platters, dinner plates, chargers, salad plates, soup bowls, cups, saucers, mugs; serving forks, serving ladles not of precious metal, salt and pepper shakers, salt and pepper mills, creamers, sugar bowls, butter dishes, candy dishes, canisters, gravy boats, trivets, napkin rings not of precious metals, napking holders, candle holders, baskets, vases, figurines, placecard holders; glassware, namely, stemware, water glasses, beverage glasses, wine glasses, champage flutes and bowls, beer glasses, tumblers, snifters, pitchers and decanters; glass jars and bottles for oil, vinegar, spices, cookies, jams, jellies and for decorative purposes sold empty; ice buckets.

29

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Registered	513,987	729,170	10/26/2011
	264362				10/26/2001	12/17/2001
Country:	Mexico		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	011	IC 11: Lamps.

TOMMY BAHAMA
	110618		HUTCG	Registered	603,441	812,317	06/02/2013
	266209				06/02/2003	11/14/2003
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	034	Ashtrays, humidors, cigar cutters, cigarette and cigar lighters not of precious metal.

TOMMY BAHAMA
	110618		HUTCG	Pending	924840	04/04/2018
	341577				04/04/2008
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	32

TOMMY BAHAMA
	110618		HUTCG	Registered	848495	987843	04/13/2017
	327228				04/13/2007	05/31/2007
Country:	Mexico		Owner: Tommy Bahama Group, Inc.			0
Class/ Goods:	International	027	Wallpaper (Int. 27).

TOMMY BAHAMA
	110618		HUTCG	Registered	848221	989804	04/12/2017
	329050				04/12/2007	06/26/2007
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	16	Wallpaper sample books (Int. 16).

30

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Registered	603,435	808,860	06/02/2013
	266207				06/02/2003	10/09/2003
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	016	IC 16: Writing instruments, stationery, greeting cards, self-adhesive notes, desk blotters, desk sets, photo albums..

TOMMY BAHAMA
	110618		HUTCG	Registered	848222	986976	04/12/2017
	329051				04/12/2007	05/30/2007
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	24	Textile wallpaper (Int. 24).

TOMMY BAHAMA
	110618		HUTCG	Registered	171723	443,755	06/29/2013
	264250				0612911993	06/29/1993
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025	IC 25: Clothing, footwear, headgear.

TOMMY BAHAMA
	110618		HUTCG	Registered	891176	1013060	10/23/2017
	335088				10/23/2007	11/22/2007
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	18	Luggage (Int. 18).

TOMMY BAHAMA
	110618		HUTCG	Registered	603,436	808,861	06/02/2013
	266206				06/02/2003	10/09/2003
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	004	IC 4: Tapers and candles.

31

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Registered	603,437	808,862	06/02/2013
	266208				06/02/2003	10/09/2003
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	028	IC 28: Board games, poker chips, checkers pieces, chess sets, croquet sets, shuffle board sets, bocci balls, dart boards and darts, billiard balls, billiard and pool cues.

TOMMY BAHAMA
	110618		HUTCG	Registered	513,986	729,169	10/26/2011
	264357				10/26/2001	12/17/2001
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	014	IC 14: Watches.

TOMMY BAHAMA
	110618		HUTCG	Registered	251907	251907	08/02/2016
	264256				08/02/1995	06/09/1997
Country:	New Zealand		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025	IC 25: Clothing, footwear and headgear.

TOMMY BAHAMA
	110618		HUTCG	Published	766207	04/02/2017
	327229				04/02/2007
Country:	New Zealand		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	16

Sample books Including wallpaper sample books, wallpaper pattern books, sample cards, sample folders; stationery; printed matter; photographs; office requisites (except furniture); instructional and teaching material (except apparatus); paper for use In the production of wallpaper; paper, cardboard and goods made from these materials, not included in other classes (Int. 16).

	International	24	Textiles and textile goods, not Included In other classes; bed and table covers (Int. 24).

	International	27

Covering for walls; wallpaper, wallpaper trimmings, wallpaper with a textile covering; carpets, rugs, mats, matting and other materials for covering existing floors; wall hangings (non-textile) (Int. 27).

32

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Published	4-2007-009503
	335809				08/30/2007
Country:	Philippines		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25

Men’s, women’s, boys’, and girls’ clothing; namely, knit and woven shirts; knit and woven pants, shorts, and Jeans; sweaters, Jackets, vests, coats, rainwear, belts, hats, gloves, socks, scarves, ties, ascots, and neckerschiefs (int. 25).

TOMMY BAHAMA
	110618		HUTCG	Suspended	4-2007-003459
	327230				04/02/2007
Country:	Philippines		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	16	Wallpaper, wallpaper sample books, textile wallpaper (Int. 16).

	International	24	Wallcoverings (Int. 24).

TOMMY BAHAMA
	110618		HUTCG	Registered	1,774,917	1,774,917	07/29/2013
	264240				07/29/1993	07/29/1993
Country:	Spain		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025

IC 25: Articles of ready-made clothing for men, women and children: and especially shirts (knit and woven), pants, shorts and jeans (knit and woven), sweaters, outerwear, and accessories. namely belts, hats, gloves, socks, scarves, neckwear and shoes.

TOMMY BAHAMA
	110618		HUTCG	Registered	TM/2007/000130	TM/2007/000130	04/26/2017
	328816				04/26/2007	11/02/2047
Country:	St. Lucia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	24	Textile wallpaper (Int. 24).

33

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Registered	TM/2007/000129	TM/2007/000129	04/26/2017
	327232				04/26/2007	11/02/2007
Country:	St. Lucia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	16	Wallpaper sample books (int. 16); and

	International	27	Wallpaper (Int. 27).

TOMMY BAHAMA
	110618		HUTCG	Registered	253 of 2002	1,534,082	04/27/2010
	264501				08/16/2002	08/16/2002
Country:	St. Lucia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025	IC 25: Articles of outer clothing; shirts; trousers; shorts; jeans; sweaters; Jackets; waistcoats; coats; rainwear, belts; hats; gloves; socks, scarves; ties; ascots; neckerchiefs.

TOMMY BAHAMA
	110618		HUTCG	Registered	TM/2002/000235 235 of 2002		03/14/2013
	264627				03/14/2003	11/17/2003
Country:	St. Lucia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	035	IC 35: Retail store services featuring clothing, swimwear, and general consumer goods.

TOMMY BAHAMA
	110618		HUTCG	Registered	53506/2007	560 860	03/29/2017
	327233				03/29/2007	03/29/2007
Country:	Switzerland		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	16	Wallpaper sample books (Int. 16).

	International	24	Textile wallpaper (Int. 24)

	International	27	Wallpaper, not of textile material (Int. 27).

34

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Registered	10143/2001	497577	1W19/2011
	264440				10/19/2001	10/19/2001
Country:	Switzerland		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	003	IC 3: Perfumes, essential oils, beauty products, soaps, deodorants for personal use, antiperspirants.

	International	009	IC 9: Glasses and sunglasses, visual lenses; eyeglass frames; eyeglass cases; eyeglass chains.

	International	011	IC 11: Lighting fixtures.

	International	014	IC 14: Watches, clocks and time measurement instruments, Jewelry; trays made out of precious metal for household use.

	International	016

IC 16: Paper, cardboard and goods made out of these materials, provided they are not contained in other classes; printed products; wrapping materials made out of plastic, provided they are not contained in other classes; wrappers for business cards and credit cards: wrappers for passports.

	International	018

IC 18: Leather and feather Imitations and goods made out of it; provided they are not contained in other classes, namely suitcases, travel suitcases, wardrobe trunks, suit bags, toiletry bags made out of leather and leather imitations, backpacks, carry-one, duffel bags, athletic bags; beach bags; clutches, hand bags, shopping bags, shoulder bags, travel bags, briefcases, wallets, purses, pouches, suitcase tags made out of leather and leather imitations, purses.

	International	020

IC 20: Furniture, mirrors, frames; goods, if contained In class 20, made out of wood, cork, duct, cane, willow, horn, Ivory or plastic, namely decorative goods made out of non-textile material, cans, boxes made out of wood or plastic.

	International	021

IC 21: Urns and vases (not made out of precious metal), flower pots, planting pots, pottery, ceramics, outer flower pots, not made out of paper, cleaning cloths for glasses; trays for household use, not made out of precious metal.

	International	024	IC 24: Weaved fabrics and textiles, as contained in class 24; bathing cloths (except bathing garments), bed linens, table linens made out of textile.

	International	025	IC 25: Garments, shoes, head coverings.

	International	027	IC 27: Rugs, doormats. mats; bath mats; washcloths.

35

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
	International	028	IC 28: Golf bags, with or without wheels, golf gloves, playing cards.

	International	032	IC 32: Beer.

	International	035	IC 35: Retail items with articles of clothing, shoes, head coverings as well as the other goods mentioned in the foregoing classes.

	International	043	IC 43: Operation of restaurants, bars and restaurants with outdoor selling areas; catering of guests in restaurants, bars, snack bars and cafeterias.

TOMMY BAHAMA
	110618		HUTCG	Pending	97367	07/12/2017
	333152				07/12/2007
Country:	United Arab Emirat		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	24

TOMMY BAHAMA
	110618		HUTCG	Pending	97365	07/12/2017
	327234				07/12/2007
Country:	United Arab Emirat		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	16

TOMMY BAHAMA
	110618		HUTCG	Pending	97375	07/12/2017
	333157				07/12/2007
Country:	United Arab Emirat		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	27

36

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Registered	1534082	A1534082	04/27/2010
	264255				04/27/1993	05/10/1996
Country:	United Kingdom		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025	IC 25: Articles of outer clothing; shirts; trousers; shorts; jeans; sweaters; jackets; waistcoats; coats; rainwear; belts; hats; gloves; socks; scarves; ties; ascots; neckerchiefs.

TOMMY BAHAMA
	110618		HUTCG	Registered	2469352	2469352	10/12/2017
	335077				10/12/2007	05/23/2008
Country:	United Kingdom		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	18

Leather and imitations of leather and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; walking sticks; whips, harness and saddlery; luggage; purses; bags; saddle bags; bike bags; rucksacks and travel bags; wallets; briefcases, document wallets; sports bags: parts and fittings for all the aforesaid goods (Int. 18).

TOMMY BAHAMA
	110618		HUTCG	Published	8806-99
	264274				05/25/1999
Country:	Venezuela		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025

IC 25: Men’s, women’s, boys’, and girls’ clothing; namely, knit and woven pants, shorts, and jeans; sweaters, jackets, vests, coats, rainwear, belts, hats, gloves, socks, scarves, ties, ascots, and neckerchiefs.

TOMMY BAHAMA
	110618		HUTCG	Published	2007-008062
	327235				04/17/2007
Country:	Venezuela		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	27	Wallpaper (Int. 27).

37

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA
	110618		HUTCG	Published	2007-008061
	328815				04/17/2007
Country:	Venezuela		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	24	Textile wallpaper (Int. 24).

TOMMY BAHAMA
	110618		HUTCG	Published	2007-008060
	328811				04/17/2007
Country:	Venezuela		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	16	Wallpaper sample books (Int. 16),

TOMMY BAHAMA TROPICAL CAFE
	110618		HUTCG	Pending	924481	04/04/2018
	341599				04/04/2008
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	43

TOMMY BAHAMA (Stylized) & Palm Tree Design
	110618		HUTCG	Registered	1167083	1167083	03/19/2017
	327128				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	24

Textiles and textile goods, not included in other classes; bedding, including bed linen, bed spreads, pillow cases, pillow shams, pillow covers. duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, dust ruffles, throws, matelasse coverlets, bed scarves, bed sheers; towels, bath sheets, wash cloths and washing mitts, shower curtains; table linen, including table cloths, napkins, piece mats, coasters; fabric bath mats (t. 24).

	International	25	Clothing, footwear, headgear, belts, camp shirts, gold shirts, hats, jackets, knit shirts, neckwear, pants, polo shirts, shirts, shoes, shorts, sweaters (Int. 25).

38

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA AMBER ISLE COLLECTION (Stylized) &
	110618		HUTCG	Registered	1167053	1167053	03/19/2017
	327130				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	20	Furniture (Int. 20).

TOMMY BAHAMA GOLDEN SUN
	110618		HUTCG	Pending	1,398,187
	345354				06/04/2008
Country:	Canada		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	00	Distilled spirits and liquors namely rum.

TOMMY BAHAMA ISLAND SOFT
	110618		HUTCG	Registered	1167082	1167082	03/19/2017
	327131				03/19/2007	03/19/200T
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25

Clothing, footwear, headgear, men’s, women’s, boys’ and girls’ clothing, including knit and woven pants, shorts and Jeans: shirts, sweaters, Jackets, vests, coats, rainwear, sleepwear. belts, hats, gloves, socks, scarves, ties, ascots and neckerchiefs (Int. 25).

TOMMY BAHAMA RELAX
	110618		HUTCG	Pending	1167076	03/19/2017
	327138				03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	11	Apparatus for lighting, lamps and electric lighting fixtures; apparatus for ventilating, ceiling fans (Int. 11).

	International	14	Horological and chronometric instruments; watches (Int. 14).

	International	16

Paper, cardboard and goods made from these materials, not included in other classes; printed matter; photographs; stationery; adhesives for stationery or household purposes; office requisites (except furniture); writing Instruments, greeting cards, self-adhesive notes, desk blotters, desksets, photo albums, passport holders, playing cards (Int. 16).

	International	18

Leather and imitations of leather, and goods made of these materials and not included In other classes; trunks and travelling bags; suitcases, portmanteaus, travelling trunks, garment bags, toiletry cases sold empty, backpacks,

39

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date

carryon bags, overnight bags, overnight cases, duffel bags, all purpose sports bags, beach bags, clutch bags, clutch purses, leather shopping bags, shoulder bags, tote bags, briefcases, business card cases, credit card cases, attache cases, document cases, key cases, wallets, change purses, fanny packs, handbags, leather key fobs, luggage tags. pocketbooks; umbrellas (Int. 18).

	International	20	Furniture (Int. 20).

	International	21

Household or kitchen utensils and containers (not of precious metal or coated therewith); glassware, porcelain and earthenware not included in other classes; ceramic and porcelain dinnerware for casual and fine dining, including serving dishes and bowls, serving platters, dinner plates, chargers, salad plates, soup bowls, cups, saucers, mugs; serving platters, serving trays and decorative trays not of precious metal, salt and pepper shakers, salt and pepper mills, sugar bowls, butter dishes, candy dishes, trivets, napkin rings not of precious metals, napkin holders, candle holders, wood and wicker baskets, vases, placecard holders; glassware, including stemware, water glasses, beverage glasses, wine glasses, champagne flutes and bowls, beer glasses, tumblers, snifters, pitchers and decanters; glass jars and bottles for oil, vinegar, spices, cookies, jams, jellies and for decorative purposes sold empty; non-metal decorative boxes (Int. 21).

	International	24

Textiles and textile goods, not included in other classes; bedding, including bed linen, bed spreads, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts end quilt covers, bed skirts, dust ruffles, throws, matelasse coverlets, bed scarves, bed sheers; towels, bath sheets, wash cloths and washing mitts, shower curtains; table linen, including table cloths, napkins, place mats, coasters; fabric bath mats (Int. 24).

	International	25	Clothing, footwear, headgear (Int. 25).

	International	27	Rugs, carpets, mats, matting and other materials for covering existing floors (Int. 27).

	International	28

Sporting articles, apparatus and equipment; golf equipment, golf balls, golf clubs and putters, head covers for golf clubs and putters, golf bags and golf bag covers, divot repair tools, golf ball markers, golf brushes, golf gloves, golf bag tags, golf tees, golf accessory pouches (Int. 28).

	International	3

Perfume, eau de cologne, eau de perfume, eau de toilette, shower gel, body lotion, skin soaps, personal deodorants end antiperspirants, aftershave lotion, hair lotions, essential oils for personal use and body powder (Int. 3).

	International	34	Smokers’ articles: ashtrays, humidors, cigar cutters, cigarette and cigar lighters not of precious metals (Int. 34).

	International	35	Retailing, Including retail store services featuring clothing and general consumer goods (Int. 35).

40

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
	International	4	Tapers and candles (Int. 4).

	International	9

Magnetic data carriers, recording discs, pre-recorded compact discs featuring music and vocals; eyewear; eyeglasses and sunglasses; ophthalmic lenses; eyeglass and sunglass frames; eyeglass and sunglass cases; eyewear accessories, including eyeglass cords, eyeglass chains and eyeglass cleaning cloths (Int. 9).

TOMMY BAHAMA RELAX
	110618		HUTCG	Registered	800048	949688	08/11/2016
	304912				08/11/2006	08/28/2006
Country:	Mexico		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Men’s and women’s clothing, namely, shirts, pants, shads, sweaters, jackets, hats and swimwear (Int. 25).

TOMMY BAHAMA SHADE MAKER (Stylized) & Design
	110618		HUTCG	Pending	1167081	03/19/2017
	327132				03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, headgear, hats (Int. 25).

TOMMY BAHAMA’S TROPICAL CAFE
	110618		HUTCG	Registered	970083471	1233917	12/19/2008
	264245				08/11/1997	12/20/1998
Country:	China P.R.		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	42	IC 42: Restaurant services.

TOMMY BAHAMA’S TROPICAL CAFE
	110618		HUTCG	Registered	97/11042	10870/1999	08/03/2014
	264242				08/04/1997	09/06/1999
Country:	Hong Kong		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	42	Restaurant services.

41

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TOMMY BAHAMA’S TROPICAL CAFE
	110618		HUTCG	Registered	105958/1997	4,342,641	12/10/2009
	264267				04/11/1997	12/10/1999
Country:	Japan		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	042

IC 42: Serving food & drink (restaurant services), beauty salons, hairdressing salons, public baths, meteorological information, testing/screening/research of pharmaceuticals/cosmetics/food, testing/ research for machinery, agencies for Industrial property procedures/preparation of expert opinions and other business, litigation and other legal services and advice, agencies for registration/deposits (services by judicial scriveners), massage/therapeutic finger-pressing. moxa cautery (moxibustion), bone-resetting by Judo technique, acupuncture, medical services, providing medical information, physical examination, dentistry, preparation of medicines, veterinary diagnostics, rental/leasing of knitting machines. rental/leasing of sewing machines. rental of otted plants, rental leasing of curtains, rental/leasing of furniture, rental/leasing of wall hangings. ental/leasing of mattings, rental/leasing of cameras, rental/leasing of optical instruments, rental/leasing of fishing nstruments, rental/leasing of mining instruments, rental/leasing of measuring apparatus/instruments, rental/leasing of combine harvesters, rental/leasing of altars, rental/leasing of mowers, rental/leasing of fire alarms, rental/ teasing of fire extinguishers, rental/leasing of towels, rental/leasing of air conditioning and heating apparatus, rental/leasing of ultrasonic diagnostic equipment, rental/leasing of cookers, rental/ leasing of working surfaces, rental/leasing of sinks, rental/leasing of typographic machines, rental/leasing of instruments for beauty parlors or barbers, rental/leasing of physical or chemical instruments.

TOMMY BOHAMA
	110618		HUTCG	Pending	3128153
	264531				03/28/2002
Country:	China P.R.		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	025

IC 25: Men’s, women’s and children’s clothing namely knit and woven shirts; knit and woven pants; shorts and jeans; sportswear, sweaters; outwear namely coats, jackets, capes; cappa; clothing accessories namely belts, hats, gloves, socks, scarves and neckwear, and shoes.

TORTOLA
	110618		HUTCG	Pending	1,167,080	03/19/2017
	327133				03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, men’s knit and woven shirts (Int. 25).

42

Tmk Name	Client # Matter #		Atty	Status	Application No & Date	Registration No & Date	Renew Date	First Use Date
TRAVELER’S RETREAT
	110618		HUTCG	Registered	1167079	1167079	03/19/2017
	327135				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	20	Furniture (Int. 20).

TROPICOTTON
	110618		HUTCG	Registered	1167078	1167078	03/19/2017
	327136				03/19/2007	03/19/2007
Country:	Australia		Owner: Tommy Bahama Group, Inc.
Class/ Goods:	International	25	Clothing, women’s clothing, including knit and woven pants and short; jackets (Int. 25).

Record Count:  153

43

COPYRIGHTS SPRING 2002

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
TB3750 TB1095 (21) LA NINA COLADA CAMP		Viewpoint International, Inc.	VA 1-245-389	2002	Fabric Design
TB 3754 (21) LEAF AND LET LEAF CAMP		Viewpoint International, Inc.	VA 1-245-390	2002	Fabric Design
T83803 (21) VINTAGE VINES		Viewpoint International, Inc.	VA 1-245-391	2002	Fabric Design
TB3778 (21) LOVERS LANE		Viewpoint International, Inc.	VA 1-245-392	2002	Fabric Design
TB3752 (21) PERSIAN PROMISE		Viewpoint International, Inc.	VA 1-245-393	2002	Fabric Design
TB3770 (21) CATALINA CORSAGE		Viewpoint International, Inc.	VA 1-245-394	2002	Fabric Design
TB3747 TB9051 (21) GARDEN OF HOPE AND COURAGE MENS		Viewpoint International, Inc.	VA 1-245-395	2002	Fabric Design
TB3777 (21) KIMONO		Viewpoint International, Inc.,	VA 1-245-396	2002	Fabric Design
TB3667 (21) FLORAL IMPRESSION (BORDER)		Viewpoint International, Inc.	VA 1-245-397	2002	Fabric Design
TB3788 (21) FOULARD’S GOLD CAMP		Viewpoint International, Inc.	VA 1-245-398	2002	Fabric Design
TB3749 (21) NO MONEY, NO HONEY CAMP		Viewpoint International, Inc.,	VA 1-245-399	2002	Fabric Design
TB3792 (21) EL JARDIN CAMP		Viewpoint International, Inc.	VA 1-245-400	2002	Fabric Design
TB3748 TB9052 (21) BAHAMARAMA		Viewpoint International, Inc.	VA 1-245-401	2002	Fabric Design
TB2370 (21) GARDEN OF EDEN		Viewpoint International, Inc.	VA 1-245-402	2002	Fabric Design
TB2390 (21) OOH LA LEI POLO		Viewpoint International, Inc.	VA 1-245-403	2002	Fabric Design
TB2398 (21) ST. LUCIO POLO		Viewpoint International, Inc.	VA 1-245-404	2002	Fabric Design
TB3781 TB1093 TB9056 (21) LOBSTER LIASON CAMP		Viewpoint International, Inc.	VA 1-245-405	2002	Fabric Design
TB3736 TB9048 (21) ISLAND OF DESIRE		Viewpoint International, Inc.	VA 1-245-406	2002	Fabric Design
TB2397 (21) WATER LILY		Viewpoint International, Inc.	VA 1-245-407	2002	Fabric Design
TB2396/TB3799 (21) MAKIN’ WAVES/BLOW ME AWAY CAMP		Viewpoint International, Inc.	VA 1-245-408	2002	Fabric Design
TB3763 (21) PAISLEY PASSION		Viewpoint International, Inc.	VA 1-245-409	2002	Fabric Design
TB2371 (21) FLORAL RHAPSODY		Viewpoint International, Inc.	VA 1-245-410	2002	Fabric Design
TB3756 (21) PLAID TASTIK CAMP		Viewpoint International, Inc.	VA 1-245-411	2002	Fabric Design
TB3734/TB9045 BONGO CONGO CAMP		Viewpoint International, Inc.	VA 1-245-412	2002	Fabric Design
TB3739 (21) SEISMO-PLAID CAMP		Viewpoint International, Inc.	VA 1-245-413	2002	Fabric Design
TB3745 (21) A SHORE THING CAMP		Viewpoint International, Inc.	VA 1-245-414	2002	Fabric Design

COPYRIGHTS SPRING 2002

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
TB3773 TB9048 (21) HERMIT THE CRAB CAMP		Viewpoint International, Inc.	VA 1-245-352	2002	Fabric Design
TB1091 (21) PARADISE PAISLEY		Viewpoint International, Inc.	VA 1-245-353	2002	Fabric Design
TB3735 (21) FAN FLORA CAMP		Viewpoint International, Inc.	VA 1-245-354	2002	Fabric Design
TB2373 (21) SOLSTICE		Viewpoint International, Inc.	VA 1-245-355	2002	Fabric Design
TB3761 (21) TRYST IN THE MIST CAMP		Viewpoint International, Inc.	VA 1-245-358	2002	Fabric Design
TB1086 (21) PINA POWER		Viewpoint International, Inc.	VA 1-245-356	2002	Fabric Design
TB2372 121) PINEAPPLE-PICK-ME-UP POLO		Viewpoint International, Inc.	VA 1-245-357	2002	Fabric Design
TB2344 (21) PANDA CHOW POLO		Viewpoint International, Inc.	VA 1-245-360	2002	Fabric Design
TB3800 TB9047 TB1094 (21) BRUCE’S BALLAD CAMP		Viewpoint International, Inc.	VA 1-245-359	2002	Fabric Design
TB3806 (21) SHELL SHOCKED CAMP		Viewpoint International, Inc.	VA 1-245-361	2002	Fabric Design
TB3740 (21) BE THERE OR BE SQUARE CAMP		Viewpoint International, Inc.	VA 1-245-362	2002	Fabric Design
TB1092 (21) CALYPSO QUEEN		Viewpoint International, Inc.	VA 1-245-363	2002	Fabric Design
TB3755 (21) PLAID TO SEE YOU CAMP		Viewpoint International, Inc.	VA 1-245-364	2002	Fabric Design
TB3753 (21) FLORENTINE SHELL		Viewpoint International, Inc.	VA 1-245-365	2002	Fabric Design
TB3918 (21) SHADY PALMS CAMP		Viewpoint International, Inc.	VA 1-245-368	2002	Fabric Design
TB3917 (21) SUGAR PLAIDY CAMP		Viewpoint International, Inc.	VA 1-245-357	2002	Fabric Design
TB3757 (21) PARADISE BOUND CAMP		Viewpoint International, Inc.	VA 1-245-368	2002	Fabric Design
TB3775 (21) GARDEN OF HOPE AND COURAGE WOMENS		Viewpoint International, Inc.	VA 1-245-369	2002	Fabric Design
TB3780 TB9053 (21) SOLSTICE		Viewpoint International, Inc.	VA 1-245-370	2002	Fabric Design
TB3759 (21) HELLUVA HONEYMOON		Viewpoint International, Inc.	VA 1-245-371	2002	Fabric Design
TB3782A/TB9054 (21) BIM-BAM-BOOM		Viewpoint International, Inc.	VA 1-245-372	2002	Fabric Design
TB2384 (21) TWILIGHT WHISPER		Viewpoint International, Inc.	VA 1-245-373	2002	Fabric Design
TB3733 (21) PAISLEY PALACE		Viewpoint International, Inc.	VA 1-245-374	2002	Fabric Design
TB3772 (21) ALTANIS DELIGHT		Viewpoint International, Inc.	VA 1-245-375	2002	Fabric Design
TB3779 (21) FLORAL SUSPENSE		Viewpoint International, Inc.	VA 1-245-376	2002	Fabric Design
TB3910 (21) FERN EUPHORIA		Viewpoint International, Inc.	VA 1-245-377	2002	Fabric Design

COPYRIGHTS SPRING 2002

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
TB2404 (21) BANDITO LITO		Viewpoint International, Inc.	VA 1-245-378	2002	Fabric Design
TB3798 TB9060 (21) HALO HALO		Viewpoint International, Inc.	VA 1-245-379	2002	Fabric Design
TB3632 (21) JURASSIC PALMS CAMP		Viewpoint International, Inc.	VA 1-245-380	2002	Fabric Design
TB3922 (21) T1KI TIME CAMP		Viewpoint International, Inc.	VA 1-245-381	2002	Fabric Design
TB3789 (21) PINEAPPLE TWIST CAMP		Viewpoint International, Inc.	VA 1-245-382	2002	Fabric Design
TB3758 TB9057 (21) TAKEN BY STORM CAMP		Viewpoint International, Inc.	VA 1-245-383	2002	Fabric Design
TB2374 (21) KING OF THE JUNGLE POLO		Viewpoint International, Inc.	VA 1-245-384	2002	Fabric Design
TB3792 (21) FLORAL IMPRESSION (BACKGRD)		Viewpoint International, Inc.	VA 1-245-385	2002	Fabric Design
TB3737 (21) SINGAPORE SENSATION		Viewpoint International, Inc.	VA 1-245-386	2002	Fabric Design
TB30012 (23) BIG KAHUNA POND		Viewpoint International, Inc.	VA 1-247-502	2002	Fabric Design
TB30006 (23) PLAD ABOUT PAISLEY		Viewpoint International, Inc.	VA 1-247-503	2002	Fabric Design
TB3925 (23) BAMBOO BLIND		Viewpoint International, Inc.	VA 1-247-504	2002	Fabric Design
TB2410 (23) FERNTASIA		Viewpoint International, Inc.	VA 1-247-505	2002	Fabric Design
TB30029 (23) SANDPIPER PLAID		Viewpoint International, Inc.	VA 1-247-506	2002	Fabric Design
TB3920 (23) TAHITIAN TANGO		Viewpoint International, Inc.	VA 1-247-507	2002	Fabric Design
TB3997 (23) RUM RUNNER STRIPE		Viewpoint International, Inc.	VA 1-247-508	2002	Fabric Design
TB30011/TB9062 (23) FLORAL ANTIQUITY	GARDEN OF HOPE AND COURAGE	Viewpoint International, Inc.	VA 1-247-509	2002	Fabric Design
TB3935 (23) EASY CHECK		Viewpoint International, Inc.	VA 1-247-510	2002	Fabric Design
TB3982/TB9072 (23) CAPE CARNIVAL		Viewpoint International, Inc.	VA 1-247-511	2002	Fabric Design
TB2433 (23) TAHITIAN TANGO		Viewpoint International, Inc.	VA 1-247-512	2002	Fabric Design
TB3957/TB2413/TB1108 (23) HYPNOTIC PALMS		Viewpoint International, Inc.	VA 1-247-513	2002	Fabric Design
TB30034 (23) PALMOA PALMS		Viewpoint International, Inc.	VA 1-247-514	2002	Fabric Design
TB3985/TB9075 (23) HANA HEAVEN		Viewpoint International, Inc.	VA 1-247-515	2002	Fabric Design
TB2412 (23) POPPY FIELDS		Viewpoint International, Inc.	VA 1-247-516	2002	Fabric Design
TB3949 (23) TWIN FALLS		Viewpoint International, Inc.	VA 1-247-517	2002	Fabric Design

COPYRIGHTS SPRING 2002

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
TB1105 (23) PLANT PAGEANT		Viewpoint International, Inc.	VA 1-247-518	2002	Fabric Design
TB30036 (23) PALM SOLO		Viewpoint International, Inc.	VA 1-247-519	2002	Fabric Design
TB2414 (23) WONDER WOODS		Viewpoint International, Inc.	VA 1-247-520	2002	Fabric Design
TB30027 (23) STARLIGHT PLAID		Viewpoint International, Inc.	VA 1-247-521	2002	Fabric Design
TB1104 (23) LOTSA PINEAPPLE		Viewpoint International, Inc.	VA 1-247-522	2002	Fabric Design
TB30004 123) TALLY ME BANANAS		Viewpoint International, Inc.	VA 1-247-523	2002	Fabric Design
TB3932 (23) TIKI CORSAGE		Viewpoint International, Inc.	VA 1-247-524	2002	Fabric Design
TB3926 (23) TROPICAL VINEYARD		Viewpoint International, Inc.	VA 1-247-525	2002	Fabric Design
TB3950/TB9064 (23) FLASHBACK FLORAL		Viewpoint International, Inc.	VA 1-247-526	2002	Fabric Design
TB30013 (23) LATIN LEAF		Viewpoint International, Inc.	VA 1-247-527	2002	Fabric Design
TB3945 (23) GARDEN OF HOPE AND COURAGE	RAINFOREST	Viewpoint International, Inc.	VA 1-247-528	2002	Fabric Design
TB3973 (23) PALM IN A BOX		Viewpoint International, Inc.	VA 1-247-529	2002	Fabric Design
TB30010 (23) SABA DEDUCTION STRIPE		Viewpoint International, Inc.	VA 1-247-530	2002	Fabric Design
TB3941 1231 TROPICAL SEA GLASS		Viewpoint International, Inc.	VA 1-247-531	2002	Fabric Design
TB2417 (23) FLORAL VIBRATIONS		Viewpoint International, Inc.	VA 1-247-532	2002	Fabric Design
TB30035 (23) MINTICELLO MIST		Viewpoint International, Inc.	VA 1-247-533	2002	Fabric Design
TB30088 (23) DANCING FLOWERS		Viewpoint International, Inc.	VA 1-247-534	2002	Fabric Design
TB2418 (23) POCONO PINEAPPLE		Viewpoint International, Inc.	VA 1-247-535	2002	Fabric Design
TB2423 (23) TWIN FALLS		Viewpoint International, Inc.	VA 1-247-536	2002	Fabric Design
TB3955 (23) BIG AND BEAUTIFUL		Viewpoint International, Inc.	VA 1-247-537	2002	Fabric Design
TB3990 (23) BOURBON LEGENDS		Viewpoint International, Inc.	VA 1-247-538	2002	Fabric Design
TB30023/TB1107 (23) PALM DUNE		Viewpoint International, Inc.	VA 1-247-539	2002	Fabric Design
TB3956 (23) LOBSTER LINE DANCE		Viewpoint International, Inc.	VA 1-247-540	2002	Fabric Design
TB3996 (23) MONKEY JUNGLE		Viewpoint International, Inc.	VA 1-247-541	2002	Fabric Design
TB2416 (23) PINA COLADA		Viewpoint International, Inc.	VA 1-247-542	2002	Fabric Design
TB3953 (23) BAMBOO SUNRISE		Viewpoint International, Inc.	VA 1-247-543	2002	Fabric Design

COPYRIGHTS SPRING 2002

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
TB3936 (23) FLORAL PARADISE		Viewpoint International, Inc.	VA 1-247-544	2002	Fabric Design
TB3924/TB9066 (23) LEAF OF LUXURY		Viewpoint International, Inc.	VA 1-247-545	2002	Fabric Design
TB3986 (23) PINEAPPLE LANE		Viewpoint International, Inc.	VA 1-247-546	2002	Fabric Design
TB3987 (23) PALM CONCERTO #8		Viewpoint International, Inc.	VA 1-247-547	2002	Fabric Design
TB3977 (23) STRIPE TEASE		Viewpoint International, Inc.	VA 1-247-548	2002	Fabric Design
TB3963 (23) BARBADOS BAY		Viewpoint International, Inc.	VA 1-247-549	2002	Fabric Design
TB30026 (23) BEACH WALK		Viewpoint International, Inc.	VA 1-247-550	2002	Fabric Design
TB30024 (23) MOSAIC PALMS		Viewpoint International, Inc.	VA 1-247-551	2002	Fabric Design
TB30022 (23) FERN BABY FERN		Viewpoint International, Inc.	VA 1-247-552	2002	Fabric Design

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
SUNSET COCKTAILS	n/a	Viewpoint International, Inc.	SR 314-648	11/29/2002	Sound recording, liner notes and jacket artwork

COPYRIGHTS FALL 2003

Copyright Title	Alternate Title (NONE)	Author/Claimant	Registration #	Year Registered	Description
TB 2515 (33) TB Tropical Punch	N/A	Viewpoint International, Inc.	VA 1-203-522	2003	Fabric Design
TB30224 (33) Figi Fest	N/A	Viewpoint International, Inc.	VA 1-203-519	2003	Fabric Design
TB2482 (33) Flirty Floral	N/A	Viewpoint International, Inc.	VA 1-203-512	2003	Fabric Design
TB2491 (33) Palm Top Hibiscus	N/A	Viewpoint International, Inc.	VA 1-203-511	2003	Fabric Design
TB2499 (33) Orchid Overture	N/A	Viewpoint International, Inc.	VA 1-203-508	2003	Fabric Design
TB2493/TB9124/TB1143 (33) Pick Me Up / Flora Bora	N/A	Viewpoint International, Inc.	VA 1-203-499	2003	Fabric Design
TB2481 (33) Calypso Cocktail	N/A	Viewpoint International, Inc.	VA 1-203-497	2003	Fabric Design
TB2514 (33) Hana Cove	N/A	Viewpoint International, Inc.	VA 1-203-495	2003	Fabric Design
TB2494 (33) Boxer Palm	N/A	Viewpoint International, Inc.	VA 1-203-489	2003	Fabric Design
TB2489 (33) Shades of Paradise	N/A	Viewpoint International, Inc.	VA 1-203-524	2003	Fabric Design

COPYRIGHTS HOLIDAY  2003

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
BAMBOO BOUQUET	34TB436	Viewpoint International, Inc.	VA 1-221-761	2003	Fabric Design
BON VOYAGE	34TB30415	Viewpoint International, Inc.	VA 1-221-769	2003	Fabric Design
BANQUET TOSS	34TB30413	Viewpoint International, Inc.	VA 1-221-762	2003	Fabric Design
Buena Vista	34TB2535	Viewpoint International, Inc.	VA 1-217-919	2003	Fabric Design
CHAMPAGNE TOAST	34TB30427	Viewpoint International, Inc.	VA 1-217-925	2003	Fabric Design
Costa Rica	34TB30357	Viewpoint International, Inc.	VA 1-221-755	2003	Fabric Design
déjà vu	34TB30380	Viewpoint International, Inc.	VA 1-217-929	2003	Fabric Design
FANTASY ISLAND	34TB30328	Viewpoint International, Inc.	VA 1-217-931	2003	Fabric Design
FIRST DANCE	34TB30418	Viewpoint International, Inc.	VA 1-217-927	2003	Fabric Design
Flamingo Dance Towel	34TB132	Viewpoint International, Inc.	VA 1-214-455	2003	Fabric Design
FLOWER GIRL	34TB30417	Viewpoint International, Inc.	VA 1-221-771	2003	Fabric Design
Four Food Groups	T7314/T7313	Viewpoint International, Inc.	VA 1-226-307	2003	Fabric Design
Fresca Palms	34TB30399	Viewpoint International, Inc.	VA 1-217-914	2003	Fabric Design
Fresh Beverage	34TB30566	Viewpoint International, Inc.	VA 1-221-775	2003	Fabric Design
Ginger Tonic	34TB30346	Viewpoint International, Inc.	VA 1-221-760	2003	Fabric Design
GoHac	34TB30398	Viewpoint International, Inc.	VA 1-217-920	2003	Fabric Design
Hllo Hideaway	34TB2548	Viewpoint International, Inc.	VA 1-221-766	2003	Fabric Design
HONEYMOON LAGOON	34TB2525	Viewpoint International, Inc.	VA 1-221-763	2003	Fabric Design
Hula Hallucinations	34TB30375	Viewpoint International, Inc.	VA 1-221-764	2003	Fabric Design
Island Carpool	T7316	Viewpoint International, Inc.	VA 1-226-306	2003	Fabric Design
Island Gataway	34TB30405	Viewpoint International, Inc.	VA 1-221-770	2003	Fabric Design
Island Surprise	34TB2546	Viewpoint International, Inc.	VA 1-221-768	2003	Fabric Design
Jungle Rhumba	34TB30403	Viewpoint International, Inc.	VA 1-217-923	2003	Fabric Design
Kong Coast	34TB2542	Viewpoint International, Inc.	VA 1-221-756	2003	Fabric Design
LILY MY LOVE	34TB30330	Viewpoint International, Inc.	VA 1-221-765	2003	Fabric Design
Lost Islands	34TB2550	Viewpoint International, Inc.	VA 1-221-745	2003	Fabric Design
Lotus Limbo	34TB30326	Viewpoint International, Inc.	VA 1-217-913	2003	Fabric Design
LOVE BIRDS	34TB30419	Viewpoint International, Inc.	VA 1-217-922	2003	Fabric Design
Love Notes Embroidery	34TB8148	Viewpoint International, Inc.	VA 1-214-456	2003	Fabric Design
Luscious Lovelies	34TB30411	Viewpoint International, Inc.	VA 1-221-773	2003	Fabric Design
MAMBO MAMA	34TB30354	Viewpoint International, Inc.	VA 1-217-933	2003	Fabric Design
Moonlight Bay	34TB2549	Viewpoint International, Inc.	VA 1-221-745	2003	Fabric Design
ORCHID BREEZE	34TB30340	Viewpoint International, Inc.	VA 1-217-928	2003	Fabric Design
Orchids on the Run	34TB30364	Viewpoint International, Inc.	VA 1-217-930	2003	Fabric Design
PAINT THE TOWN	34TG30344	Viewpoint International, Inc.	VA 1-221-752	2003	Fabric Design
Palm Illusion	34TB30365	Viewpoint International, Inc.	VA 1-217-918	2003	Fabric Design
Palm Plle-it	34TB30360	Viewpoint International, Inc.	VA 1-217-915	2003	Fabric Design
Palm Swizzles	34TB30395	Viewpoint International, Inc.	VA 1-217-917	2003	Fabric Design
Paradise Beach	T30300	Viewpoint International, Inc.	VA 1-226-305	2003	Fabric Design
PINEAPPLE PIZAZZ	34TB1150	Viewpoint International, Inc.	VA 1-221-750	2003	Fabric Design
Pineapple Soul Mate	34TB30349	Viewpoint International, Inc.	VA 1-221-759	2003	Fabric Design
Pineapple Tango	34TB30374	Viewpoint International, Inc.	VA 1-221-758	2003	Fabric Design
Pipe Dream	34TB30387	Viewpoint International, Inc.	VA 1-221-754	2003	Fabric Design
POINSETTA PROMISE	34TB30331	Viewpoint International, Inc.	VA 1-221-747	2003	Fabric Design
Promise Me Paradise Embroidery	34TB147	Viewpoint International, Inc.	VA 1-214-454	2003	Fabric Design
ROMANTIC RENDEZVOUS	34TB30329	Viewpoint International, Inc.	VA 1-217-916	2003	Fabric Design
Salvadorian	34TB30393	Viewpoint International, Inc.	VA 1-221-767	2003	Fabric Design
Scene Stealer	T7315/T7312	Viewpoint International, Inc.	VA 1-226-308	2003	Fabric Design
Smooth Operator	T30299/T7320	Viewpoint International, Inc.	VA 1-226-304	2003	Fabric Design
Smooth Sailing	34TB30370	Viewpoint International, Inc.	VA 1-221-772	2003	Fabric Design
Tahitian Breeze	34TB30377	Viewpoint International, Inc.	VA 1-221-753	2003	Fabric Design
Tarpum Springs	34TB2530	Viewpoint International, Inc.	VA 1-217-924	2003	Fabric Design
THE HONEYMOONER	34TB1148	Viewpoint International, Inc.	VA 1-217-926	2003	Fabric Design
Tranquility Isle	34TB30367	Viewpoint International, Inc.	VA 1-221-748	2003	Fabric Design
TROPICAL LACE	34TB30416	Viewpoint International, Inc.	VA 1-217-932	2003	Fabric Design

COPYRIGHTS HOLIDAY 2003
Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
TROPICAL TREASURE	34TB1149	Viewpoint International, Inc.	VA 1-221-751	2003	Fabric Design
TWILIGHT PROPOSAL	34TB30422	Viewpoint International, Inc.	VA 1-221-749	2003	Fabric Design
Vacation Vixen - Back	34TB30394	Viewpoint International, Inc.	VA 1-217-921	2003	Fabric Design
Vacation Vixen - Bottom	34TB30407	Viewpoint International, Inc.	VA 1-221-757	2003	Fabric Design
WEDDING SHOWER	34TB0414	Viewpoint International, Inc.	VA 1-221-774	2003	Fabric Design

COPYRIGHTS SPRING  2004

Copyright Title	Alternate Title	Claimant/Owner	Registration #	Year Registered	Description
ANTIKI FLORAL	TB30460/TB9181, Flower Tangle	Viewpoint International, Inc.	VA 1-219-425	2004	Fabric Design
BALI BLISS	TB30461	Viewpoint International, Inc.	VA 1-241-847	2004	Fabric Design
BAMBOO	TB30466/TB9162	Viewpoint International, Inc.	VA 1-219-341	2004	Fabric Design
BELLE JARDIN	TB30505	Viewpoint International, Inc.	VA 1-252-630	2004	Fabric Design
BELOW THE EQUATOR	TB30476	Viewpoint International, Inc.	VA 1-219-386	2004	Fabric Design
BIG SHOT DRIVE IN	T2915	Viewpoint International, Inc.	VA 1-300-327	2004	Fabric Design
BOUTIQUE BANQUET	TB30588	Viewpoint International, Inc.	VA 1-219-344	2004	Fabric Design
BRUSHED HIBISCUS CAMP	TB30585	Viewpoint International, Inc.	VA 1-219-339	2004	Fabric Design
CABANA PALM	TB30471	Viewpoint International, Inc.	VA 1-219-430	2004	Fabric Design
CAFÉ BAHAMA	TB30454	Viewpoint International, Inc.	VA 1-241-849	2004	Fabric Design
CASTING AGENT	T30484	Viewpoint International, Inc.	VA 1-300-336	2004	Fabric Design
COSTA FLORA	TB2587	Viewpoint International, Inc.	VA 1-219-343	2004	Fabric Design
DAISY DELIGHT	TB30489	Viewpoint International, Inc.	VA 1-219-411	2004	Fabric Design
DATE GROVE	TB30435/TB1160	Viewpoint International, Inc.	VA 1-219-387	2004	Fabric Design
DESERT BIRDS	TB30482/TB9181	Viewpoint International, Inc.	VA 1-219-412	2004	Fabric Design
DESERT IRIS	TB30441	Viewpoint International, Inc.	VA 1-219-425	2004	Fabric Design
DREAMING DEL RIO	TB30458	Viewpoint International, Inc.	VA 1-219-422	2004	Fabric Design
FAN-TASTIC	TB30430	Viewpoint International, Inc.	VA 1-219-428	2004	Fabric Design
FAT CAT CASINO	T7340	Viewpoint International, Inc.	VA 1-300-330	2004	Fabric Design
FIRE FLOWER	TB30496	Viewpoint International, Inc.	VA 1-252-833	2004	Fabric Design
FLEUR DE SOLEIL	TB30450	Viewpoint International, Inc.	VA 1-219-392	2004	Fabric Design
FLORAL REFLECTIONS	TB30487	Viewpoint International, Inc.	VA 1-219-410	2004	Fabric Design
FROM HERE TO PARADISE	TB30428	Viewpoint International, Inc.	VA 1-219-420	2004	Fabric Design
GARDEN MIRAGE	TB30457	Viewpoint International, Inc.	VA 1-219-431	2004	Fabric Design
GARDEN OF HOPE AND COURAGE	TB30468 Lotus Blossom	Viewpoint International, Inc.	VA 1-252-834	2004	Fabric Design
HEAT WAVE	TB30444/TB9174	Viewpoint International, Inc.	VA 1-219-432	2004	Fabric Design
HIBISCUS HIDEAWAY	TB30437	Viewpoint International, Inc.	VA 1-252-631	2004	Fabric Design
HIBISCUS HULA HOTEL	TB3-434	Viewpoint International, Inc.	VA 1-241-848	2004	Fabric Design

COPYRIGHTS HOLIDAY 2003
Copyright Title	Alternate Title	Claimant/Owner	Registration #	Year Registered	Description
HIDING IN HIBISCUS	TB30455	Viewpoint International, Inc.	VA 1-219-391	2004	Fabric Design
HOLLYWOOD HIBISCUS	TB30593	Viewpoint International, Inc.	VA 1-219-346	2004	Fabric Design
ISLAND ADVENTURE CAMP	TB30431	Viewpoint International, Inc.	VA 1-219-389	2004	Fabric Design
ISLAND DIRECTOR	T7338, T7334	Viewpoint International, Inc.	VA 1-300-329	2004	Fabric Design
ISLAND INSPIRATION	TB30499	Viewpoint International, Inc.	VA 1-219-409	2004	Fabric Design
JARDIN	TB30509	Viewpoint International, Inc.	VA 1-219-404	2004	Fabric Design
MAI TIDE	TB30438/TB9175/ Shade of	Viewpoint International, Inc.	VA 1-219-393	2004	Fabric Design
MARTINIS & BIKINIS	T7347	Viewpoint International, Inc.	VA 1-300-328	2004	Fabric Design
MOON OVER MIAMI	TB30445/TB9172	Viewpoint International, Inc.	VA 1-219-394	2004	Fabric Design
ORCHID SANDS	TB30591	Viewpoint International, Inc.	VA 1-247-587	2004	Fabric Design
ORCHID SPRINGS	TB30596	Viewpoint International, Inc.	VA 1-219-337	2004	Fabric Design
PARADISE FOUND	TB30594	Viewpoint International, Inc.	VA 1-219-349	2004	Fabric Design
PARADISE SHADOW	TB30584	Viewpoint International, Inc.	VA 1-219-350	2004	Fabric Design
PASSION LEAF	TB30274	Viewpoint International, Inc.	VA 1-219-423	2004	Fabric Design
PICNIC IN PROVENCE	TB30446	Viewpoint International, Inc.	VA 1-219-406	2004	Fabric Design
PINEAPPLE INFUSION	TB30474/TB9169	Viewpoint International, Inc.	VA 1-219-384	2004	Fabric Design
PLAY IT AGAIN	TB30279	Viewpoint International, Inc.	VA 1-219-340	2004	Fabric Design
PROPELLA PALM	TB30433/9163	Viewpoint International, Inc.	VA 1-219-385	2004	Fabric Design
ROSE AMOR	TB30451	Viewpoint International, Inc.	VA 1-241-850	2004	Fabric Design
RUSTIC PARADISE	TB30590	Viewpoint International, Inc.	VA 1-219-338	2004	Fabric Design
SAIL FAST LIVE SLOW	T30466, T2964	Viewpoint International, Inc.	VA 1-300-331	2004	Fabric Design
SO RIGHT, SARONG	TB30543/TB9160	Viewpoint International, Inc.	VA 1-219-388	2004	Fabric Design
SOUTH PACIFIC	TB2558	Viewpoint International, Inc.	VA 1-219-342	2004	Fabric Design
SUNSET HIDEAWAY	TB30359	Viewpoint International, Inc.	VA 1-219-348	2004	Fabric Design
SWIZZLE INN	T30465, T7345	Viewpoint International, Inc.	VA 1-300-332	2004	Fabric Design
TAHITI SWEETIE	TB30592	Viewpoint International, Inc.	VA 1-219-347	2004	Fabric Design
TAHITIAN DREAMIN’	TB30467/TB9178	Viewpoint International, Inc.	VA 1-219-429	2004	Fabric Design
TALL COOL ONE	T7339	Viewpoint International, Inc.	VA 1-300-326	2004	Fabric Design
TEETOTALER	T7334	Viewpoint International, Inc.	VA 1-300-337	2004	Fabric Design

COPYRIGHTS HOLIDAY 2003
Copyright Title	Alternate Title	Claimant/Owner	Registration #	Year Registered	Description
TICKET TO PARADISE	TB30459/TB9173	Viewpoint International, Inc.	VA 1-219-427	2004	Fabric Design
TOMMY TONGA	TB30482/TB9165	Viewpoint International, Inc.	VA 1-219-390	2004	Fabric Design
VISIONS OF PARADISE	TB30475/TB9179 Garden	Viewpoint International, Inc.	VA 1-241-848	2004	Fabric Design
WANNA BE LOVED BY YOU	TB30508/TB9682/TB1161	Viewpoint International, Inc.	VA 1-252-632	2004	Fabric Design
WATERFALL FLOWERS	TB30587	Viewpoint International, Inc.	VA 1-219-345	2004	Fabric Design
WINGS OVER RIO	TB30465	Viewpoint International, Inc.	VA 1-219-424	2004	Fabric Design

COPYRIGHTS FALL  2004

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
AERIAL PALMS	T30476/120026	Tommy Bahama Group, Inc.	VA 1-263-899	2004	Fabric Design
AGUA FRESCA	T20020	Tommy Bahama Group, Inc.	VA 1-263-895	2004	Fabric Design
BAHAMA BLISS	T30463	Tommy Bahama Group, Inc.	VA 1-263-889	2004	Fabric Design
BALCONY BLOOMS	TW1348	Tommy Bahama Group, Inc.	VA 1-259-263	2004	Fabric Design
BATIKI FLORAL	TW60036/6936	Tommy Bahama Group, Inc.	VA 1-259-284	2004	Fabric Design
BATIKI LOUNGE	T30496	Tommy Bahama Group, Inc.	VA 1-263-888	2004	Fabric Design
BIRD IN PARADISE	T30472/T30471	Tommy Bahama Group, Inc.	VA 1-263-920	2004	Fabric Design
BLOCK PARTY	T20022	Tommy Bahama Group, Inc.	VA 1-253-898	2004	Fabric Design
BOGEY AND LAST CALL	T7356, T7364, T30622	Tommy Bahama Group, Inc.	VA 1-300-333	2004	Fabric Design
BRISBANE HIBISCUS	TW60089/3940	Tommy Bahama Group, Inc.	VA 1-259-258	2004	Fabric Design
CALLAFLORA	TW3927/30041	Tommy Bahama Group, Inc.	VA 1-259-259	2004	Fabric Design
CHAIRMAN OF THE BOARD	T30615	Tommy Bahama Group, Inc.	VA 1-300-334	2004	Fabric Design
CHAMELEON GARDEN	TW60070/30008	Tommy Bahama Group, Inc.		2004	Fabric Design
CLIMBING VINES	TW2431	Tommy Bahama Group, Inc.	VA 1-259-285	2004	Fabric Design
CLUB 88	(43) TB30642/9254	Tommy Bahama Group, Inc.	VA 1-265-751	2004	Fabric Design
DANCING MIRAGE	TW3976A&B/3955/6391	Tommy Bahama Group, Inc.		2004	Fabric Design
DRAGON DREAMS	(43) TB30619/TB9187	Tommy Bahama Group, Inc.	VA 1-263-752	2004	Fabric Design
ENDLESS WEEKEND	T30558	Tommy Bahama Gtoup, Inc.	VA 1-263-918	2004	Fabric Design
FERN FLOWER-FLORIA	TW6927/3926	Tommy Bahama Group, Inc.	VA 1-259-271	2004	Fabric Design
FIRE FLOWER	T30473/79273	Tommy Bahama Group, Inc.	VA 1-263-892	2004	Fabric Design
FISHNET FERN	TW2439/6917	Tommy Bahama Group, Inc.	‘		Fabric Design
FLORAL CORAL	TW2446	Tommy Bahama Group, Inc.			Fabric Design
FLORAL FIREWORKS	TW3915	Tommy Bahama Group, Inc.	VA 1-259-268	2004	Fabric Design
FLORAL ISLAND	TW60032/3906	Tommy Bahama Group, Inc.	VA 1-259-278	2004	Fabric Design
FLORAMAZING	TW30045/60092	Tommy Bahama Group, Inc.	VA 1.259-270	2004	Fabric Design
FLOWER FAN	TW30009	Tommy Bahama Group, Inc.	VA 1-259-282	2004	Fabric Design
FLOWER POOL TEE	TW2441	Tommy Bahama Group, Inc.	VA 1-259-290	2004	Fabric Design
FLOWER SHOWER	TW2429/TW6914	Tommy Bahama Group, Inc.	‘		Fabric Design
GALLERY WALK	720025/T20030	Tommy Bahama Group, Inc.	VA 1-263-890	2004	Fabric Design
GARDEN COLLAGE	TW60025/2447	Tommy Bahama Group, Inc.	VA 1-259-281	2004	Fabric Design
GARDEN OF HOPE & COURAGE/BAHAMA COLODA	T30532/T7361/T9221	Tommy Bahama Group, Inc.	VA 1-263-897	2004	Fabric Design
GARDEN OF HOPE AND COURAGE/TERRACE GARDEN	TW3922/60038	Tommy Bahama Group, Inc.	VA 1-259-277	2004	Fabric Design
GREAT BARRIER LEAF	TW60028/2445	Tommy Bahama Group, Inc.	VA 1-259-287	2004	Fabric Design
HARBOR YARN DYE	TW3961	Tommy Bahama Group, Inc.			Fabric Design
HEART OF PALMS/PALM RELIEF	T30524/T30625	Tommy Bahama Group, Inc.	VA 1-283-911	2004	Fabric Design
JUNGLE DOWN UNDER	TW3957/6932	Tommy Bahama Group, Inc.	VA 1-259-269	2004	Fabric Design
JUNGLE HEAT	T20053/T9264/T30583	Tommy Bahama Group, Inc.	VA 1-283-915	2004	Fabric Design
KOI ME LATER	T30493/T7359/T9253	Tommy Bahama Group, Inc.	VA 1-283-917	2004	Fabric Design
LATE NIGHT TANGO	T30518/T9265	Tommy Bahama Group, Inc.	VA 1-283-900	2004	Fabric Design
LEAF CONSTELATION	TW60035/3916/6966	Tommy Bahama Group, Inc.	VA 1-259-267	2004	Fabric Design
LEAF IT TO ME	T30517	Tommy Bahama Group, Inc.	VA 1-263 885	2004	Fabric Design
LEAVES OF PARADISE	TW3954	Tommy Bahama Group, Inc.	VA 1-259-273	2004	Fabric Design
LEAVES OVER LEAVES	TW3928/1350/60066	Tommy Bahama Group, Inc.	VA 1-259-272	2004	Fabric Design
LIGHT OF BRIGHT LILLIES	TW6922/TW60034/TW3909	Tommy Bahama Group, Inc.	VA 1-259-279	2004	Fabric Design
LILY ISLAND	TW3946/60046/3945	Tommy Bahama Group, Inc.	VA 1-259-280	2004	Fabric Design
LUAU LANES	TW3925	Tommy Bahama Group, Inc.	VA 1-259-289	2004	Fabric Design
MADE IN THE SHADE	TW 1352/3924	Tommy Bahama Group, Inc.	VA 1-259-261	2004	Fabric Design
MANDALAY	T30512/T9257	Tommy Bahama Group, Inc.	VA 1-263-894	2004	Fabric Design
MONTE COLLINA	TW60050/3962/1367	Tommy Bahama Group, Inc.	VA 1-259-260	2004	Fabric Design

COPYRIGHTS FALL  2004

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
MOONLIT BREEZE	TW3948	Tommy Bahama Group, Inc.	VA 1-259-258	2004	Fabric Design
PALM DADDY	T30522	Tommy Bahama Group, Inc.	VA 1-263-884	2004	Fabric Design
PALM TREE PARTY	TW7189/7190	Tommy Bahama Group, Inc.	VA 1-259-275	2004	Fabric Design
PALM TREE PASSION	TW30046	Tommy Bahama Group: Inc.			Fabric Design
PARADISE ETCHINGS	T30500	Tommy Bahama Group, Inc.	VA 1-253-896	2004	Fabric Design
PARADISE LEI	T30486/T9269	Tommy Bahama Group, Inc.	VA 1-283-922	2004	Fabric Design
PARADISE PAGODA	T20018/T20019	Tommy Bahama Group, Inc.	VA 1-263-887	2004	Fabric Design
PILLAR OF THE COMMUNITY	T20034	Tommy Bahama Group: Inc.	VA 1-259-282	2004	Fabric Design
PINEAPPLE FLAIR	TW1353	Tommy Bahama Group, Inc.	VA 1-259-293	2004	Fabric Design
PINEAPPLE TOSS	TW2436	Tommy Bahama Group, Inc.	VA 1.-259-283	2004	Fabric Design
POSTAGE PICK UP	T30515	Tommy Bahama Group, Inc.	VA 1-263-913	2004	Fabric Design
POT OF GOLD CAMP	T30484/T9262	Tommy Bahama Group, Inc.	VA 1-263-891	2004	Fabric Design
REMOTE ISLAND	T30519/T9283	Tommy Bahama Group, Inc.	VA 1-2630912	2004	Fabric Design
SAMBA SUNSET	T30616/t9266	Tommy Bahama Group, Inc.	VA 1-265-912	2004	Fabric Design
SEAFOOD TROOPS	T30525/T9549/T9256	Tommy Bahama Group, Inc.	VA 1-263-919	2004	Fabric Design
SHADED FERN TOSS	TW3929/6926/6005	Tommy Bahama Group, Inc.	VA 1-259-292	2004	Fabric Design
SHADOW PALM HIBISCUS	TW6923/1337/3900	Tommy Bahama Group, Inc.	VA 1-259-291	2004	Fabric Design
SNAP SHOT	T60481	Tommy Bahama Group, Inc.	VA 1-263-916	2004	Fabric Design
SPLASH DANCE	T7367	Tommy Bahama Group, Inc.	VA 1-300-335	2004	Fabric Design
SPLIT DECISION	T30523	Tommy Bahama Group, Inc.	VA 1-271-900	2004	Fabric Design
SUN BAKED BLOSSOM	TW3914/TW1371	Tommy Bahama Group, Inc.	VA 1-259-286	2004	Fabric Design
SUNDANCER	(43) TB2590	Tommy Bahama Group, Inc.	VA 1-263-753	2004	Fabric Design
TIGER LILY LANE	TW3964/80090	Tommy Bahama Group, Inc.	VA 1-269-276	2004	Fabric Design
TROPICAL ATOL	TW191/7192/7196	Tommy Bahama Group, Inc.	VA 1-259-274	2004	Fabric Design
TROPICAL SKETCH	TW1361/3921	Tommy Bahama Group, Inc.	VA 1-259-258	2004	Fabric Design
TROPICAL TEA PARTY	TW60047/3950/1398/1363	Tommy Bahama Group, Inc.	VA 1-259-264	2004	Fabric Design
VINTAGE ORCHID	TW2442	Tommy Bahama Group, Inc.		2004	Fabric Design
VINTAGE VINES	TW60037/3918	Tommy Bahama Group, Inc.	VA 1-259-257	2004	Fabric Design
VINTAGE VISION	T9260	Tommy Bahama Group, Inc.	VA 1-263-914	2004	Fabric Design
VOLCANIC VENTURE	T30477/T10024/T9258	Tommy Bahama Group, Inc.	VA 1-263-901	2004	Fabric Design
WADING FOR LOVE	T9255	Tommy Bahama Group, Inc.	VA 1-263-921	2004	Fabric Design
WATERCOLOR BLOSSOMS	TW1365/1399/3961	Tommy Bahama Group, Inc.	VA 1-259-265	2004	Fabric Design
WHIRLWIND	T9252	Tommy Bahama Group, Inc.	VA 1-263-893	2004	Fabric Design
ZEN AND NOW	T30544, T7365	Tommy Bahama Group, Inc.	VA 1-300-338	2004	Fabric Design
ISLAND SOFT		Tommy Bahama Group, Inc.	TXu1-158-449	2004	Literary Work

COPYRIGHTS HOLIDAY 2004

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
BAHAMA ALL NIGHTER/ALL NIGHTER TRAVELER	(44) TB30751/TB9221	Tommy Bahama Group, Inc.	VA 1-282-117	2004	Fabric Design
BANANA BRIGADE	(44) TB30761/TB2645	Tommy Bahama Group, Inc.	VA 1-275-849	2004	Fabric Design
DIRECTOR’S CUT	(44) \B30704/TB2618/ TB9527	Tommy Bahama Group, Inc.	VA 1-275-848	2004	Fabric Design
EL STAMPADO	(44) TB30686/TB9206	Tommy Bahama Group, Inc.	VA 1-282-089	2004	Fabric Design
FANTASTIKI	(44) TB30899/TB9218	Tommy Bahama Group, Inc.	VA 1-282-120	2004	Fabric Design
FERNTASTiC	(44) TB30759	Tommy Bahama Group, Inc.	VA 1-282-115	2004	Fabric Design
HUT HUT HURRAY/SUNRISE SAIL	(44) TB30673/TB9213	Tommy Bahama Group, Inc.	VA 1-276-847	2004	Fabric Design
IMPRESSION MAKER	(44) TB609	Tommy Bahama Group, Inc.	VA 1-282-094	2004	Fabric Design
INTOXICA	(44) TB30651	Tommy Bahama Group, Inc.	VA 1-282-119	2004	Fabric Design
LARGER THAN LEAF	(44) TB30663/TB9222	Tommy Bahama Group, Inc.	VA 1-282.112	2004	Fabric Design
LEAFING A DREAM	(44)T2629	Tommy Bahama Group, Inc.	VA 1-282087	2004	Fabric Design
MAI TAI MAMBO	(44) TB30653	Tommy Bahama Group, Inc.	VA 1-282.082	2004	Fabric Design
MAIDEN PARADISE/HULA WAHINE	(44) TB30654/TB2641/ TB9209	Tommy Bahama Group, Inc.	VA 1-282-103	2004	Fabric Design
MAX A MILLION	(44) TB9216	Tommy Bahama Group, Inc.	VA 1-282-108	2004	Fabric Design
MAYAN MOSAIC	(44) TB30675/TB9211	Tommy Bahama Group, Inc.	VA 1-282-104	2004	Fabric Design
MILE HIGH CLUB	(44) TB30752/TB1181	Tommy Bahama Group, Inc.	VA 1-282-084	2004	Fabric Design
MOJITO MAMBO	(44) TB30667/TB9529/ TB9216	Tommy Bahama Group, Inc.	VA 1-282-106	2004	Fabric Design
NAUGHTY NOEL	(44) TB30748/TB9528	Tommy Bahama Group, Inc.	VA 1-276-846	2004	Fabric Design
PALM ALMIGHTY	(44) TB30701	Tommy Bahama Group, Inc.	VA 1-282-090	2004	Fabric Design
PALM FICTION	(44) TB30747	Tommy Bahama Group, Inc.	VA 1-275.851	2004	Fabric Design
PALM WITH THE WIND	(44) TB30658/TB2612/ TB9214	Tommy Bahama Group, Inc.	VA 1 282-088	2004	Fabric Design
PALM-TOPIA/TAKING COVER	(44) TB2623	Tommy Bahama Group, Inc.	VA 1-275-845	2004	Fabric Design
PARALLEL PARADISE	(44) TB30546/TB2613	Tommy Bahama Group, Inc.	VA 1.- 82-101	2004	Fabric Design
PINEAPPLE MADNESS	(44) TB30677/TB2619/ TB9220	Tommy Bahama Group, Inc.	VA 1-282-085	2004	Fabric Design
PINEAPPLE RUMBA	(44) TB2620	Tommy Bahama Group, Inc.	VA 1-282-096	2004	Fabric Design
PLUME WITH A VIEW	(44) TB30672/TB2642/ TB30672/ TB9217	Tommy Bahama Group, Inc.	VA 1-282-100	2004	Fabric Design
ROPE ‘N ROLL.	(44) TB30664/TB2682	Tommy Bahama Group, Inc.	VA 1-275-853	2004	Fabric Design
TAHITIAN FIRE LIGHT	(44) TB30884	Tommy Bahama Group, Inc.	VA 1-282-109	2004	Fabric Design
TI-KI-LA RENDEZVOUS	(44) TB9207	Tommy Bahama Group, Inc.	VA 1-282-113	2004	Fabric Design
TRAVELIN’ MAN	(44)1630897/T69223/ 181178	Tommy Bahama Group, Inc.	VA 1-282-116	2004	Fabric Design
TRELLIS THE TRUTH	(44) TB30659	Tommy Bahama Group, Inc.	VA 1-282-105	2004	Fabric Design
TWO PALM SAM	(44) TB2643	Tommy Bahama Group, Inc.	VA 1-275-850	2004	Fabric Design
UNCAGED	(44) TB30760	Tommy Bahama Group, Inc.	VA 1-282-095	2004	Fabric Design
WHAT A CATCH!	(44) TB3071/TB9531/TB9212	Tommy Bahama Group, Inc.	VA 1-275-852	2004	Fabric Design
YING YANG PALM	(44) TB30680	Tommy Bahama Group, Inc.	VA-1-282-097	2004	Fabric Design
BANANARAMA	(44) TB2603	Tommy Bahama Group, Inc.	Fabric missing-Style TW2467; TW2548		Fabric Design

BIRD OF PARADISE	(44) TB30764	Tommy Bahama Group, Inc.	VA 1-282-107	2004	Fabric Design
HIBISCUS FLOAT	(44) TB2649	Tommy Bahama Group, Inc.	Fabric missing-Style TW2451; TW2471		Fabric Design
HIBISCUS IN THE MIST	(44) TB30347	Tommy Bahama Group, Inc.	VA 1-282-110	2004	Fabric Design
HULA WAHINE	(44) TB30654	Tommy Bahama Group, Inc.	VA 1-282-086	2004	Fabric Design
ISLAND HIBISCUS	(44) TB30710	Tommy Bahama Group, Inc.	VA 1-282-102	2004	Fabric Design
PACIFIC SCENERY	(44) TB30740	Tommy Bahama Group, Inc.	VA 1-282-099	2004	Fabric Design
PINEAPPLE BOUQUET	(44) TB30338	Tommy Bahama Group, Inc.	VA 1-282-111	2004	Fabric Design
POLYNESIAN PUNCH	(44) TB30677	Tommy Bahama Group, Inc.	VA 1-282-118	2004	Fabric Design
POSTCARD DREAMS	??	Tommy Bahama Group, Inc.	No Print # assigned-missing; Style #TW60057/TW2494	2004	Fabric Design
SHADES OF ROMANCE	(44) TB30771	Tommy Bahama Group, Inc.	VA 1-282-114	2004	Fabric Design
SUNRISE SAIL	(44) TB30708	Tommy Bahama Group, Inc.	VA 1-262-083	2004	Fabric Design
TAHITIAN TANGO	(44) TB30770	Tommy Bahama Group, Inc.	VA 1-282-092	2004	Fabric Design
TAHITIAN TONAL (Engineered)	(44) TB30695	Tommy Bahama Group, Inc.	VA 1-282-093	2004	Fabric Design
TAKING COVER	(44) TB30580	Tommy Bahama Group, Inc.	VA 1-252-091	2004	Fabric Design
VINTAGE BOUQUET	(44) TB30768	Tommy Bahama Group, Inc.	VA 1-282-121	2004	Fabric Design
WATERCOLOR VIEW	(44) TB30763	Tommy Bahama Group, Inc.	VA-1-282-096	2004	Fabric Design
Swingers Only		Tommy Bahama Group, Inc.	VAu648-584	2004	Fabric Design
Paradise Detective		Tommy Bahama Group, Inc.	VAu648-583	2004	Fabric Design
Cigar Club		Tommy Bahama Group, Inc.	VAu648-582	2004	Fabric Design
Cigar Club Bag		Tommy Bahama Group, Inc.	VAu648-581	2004	Fabric Design
Cigar Club Towel		Tommy Bahama Group, Inc.	VAu648-580	2004	Fabric Design
Grass Call		Tommy Bahama Group, Inc.	VAu648-579	2004	Fabric Design
Grass Call II	Grass Call	Tommy Bahama Group, Inc.	VAu648-578	2004	Fabric Design
Born to Break Par		Tommy Bahama Group, Inc.	VAu648-577	2004	Fabric Design
Straight Up		Tommy Bahama Group, Inc.	VAu648-576	2004	Fabric Design
Paradise Pin Up		Tommy Bahama Group. Inc.	VAu648-575	2004	Fabric Design
Best Wishes		Tommy Bahama Group, Inc.	VAu648-574	2004	Fabric Design

COPYRIGHTS (COMMERCIAL PRINTS) 2004

Copyright Title	Owner	Registration #	New Registered	Description
Couple on Grass	Tommy Bahama Group, Inc.	VAu656-158	2004	Commercial Print
Bowing Horse	Tommy Bahama Group, Inc.	VAu656-158	2004	Commercial Print
Tennis Man	Tommy Bahama Group, Inc.	VAu656-162	2004	Commercial Print
Man by Pool	Tommy Bahama Group, Inc.	VAu656-160	2004	Commercial Print
Woman Kneeling on Beach	Tommy Bahama Group, Inc.	VAu656-157	2004	Commercial Print
Sports Car	Tommy Bahama Group, Inc.	VAu656-161	2004	Commercial Print

COPYRIGHTS SPRING 2005

Copyright Title	Alternate Title	Registration #	New Registered	Year Registered	Description
AMAZE ME	(61) TB30866	Tommy Bahama Group, Inc.	VA 1-299-336	2004	Fabric Design
Awakening (Allover)	(51)TB30840	Tommy Bahama Group, Inc.	VA 1-284-293	2004	Fabric Design
Awakening (Engineered)	(51)TB30841	Tommy Bahama Group, Inc.	VA 1-284-297	2004	Fabric Design
BAMBOO ECLIPSE	(51) TB30773	Tommy Bahama Group, Inc.	VA 1-299-323	2004	Fabric Design
BANANA BOTANA	(51) TB30774	Tommy Bahama Group, Inc.	VA 1-299-337	2004	Fabric Design
Beach Party Mixer	(51)TB30851	Tommy Bahama Group, Inc.	VA 1-297-829	2004	Fabric Design
BIRD IS THE WORD	(61) TB30784/TB9234	Tommy Bahama Group, Inc.	VA 1-299-328	2004	Fabric Design
BIRD OF PATCHADISE	(51) 1830804/T89226	Tommy Bahama Group, Inc.	VA 1-299-330	2004	Fabric Design
Blushing Orchid	(51)1W2653	Tommy Bahama Group, Inc.	VA 1-284-291	2004	Fabric Design
Butterfly Getaway	(51)TB30844	Tommy Bahama Group, Inc.	VA 1-297-821	2004	Fabric Design
Butterfly Getaway /no butterflies	(51)TB1195	Tommy Bahama Group, Inc.	VA 1-284-300	2004	Fabric Design
Copa Copacabanna	(51)TB30817	Tommy Bahama Group, Inc.	VA 1-297-627	2004	Fabric Design
Country Club	(51)TB30823	Tommy Bahama Group, Inc.	VA 1-297-631	2004	Fabric Design
Desert Oasis	(51)1B30831	Tommy Bahama Group, Inc.	VA 1-297-625	2004	Fabric Design
Desert Oasis (Blue)	(51)TB30822	Tommy Bahama Group, Inc.	VA 1-297-628	2004	Fabric Design
Desert Shadows	(51)TB30864	Tommy Bahama Group, Inc.	Did not receive fabric	N/A	Fabric Design
Dr. Cocktail		Tommy Bahama Group, Inc.	VAu648-587	2004	Fabric Design
Dr. T. Bahama M.D.	Dr. Cocktail (back of shirt)	Tommy Bahama Group, Inc.	Applied October 20, 2004. Refused registration for being more like a trademark.	N/A	Fabric Design
FIRECRACKER PALMS	(51) TB2668	Tommy Bahama Group, Inc.	VA 1-299-320	2004	Fabric Design
FLORAL INVESTMENT	(51) TB2694	Tommy Bahama Group, Inc.	VA 1-299-339	2004	Fabric Design
Going Bananas	(51)TB30814	Tommy Bahama Group, Inc.	VA 1-284-290	2004	Fabric Design
GRANDE PARDISEO	(51)TB30764	Tommy Bahama Group, Inc.	VA 1-299-329	2004	Fabric Design
Hibiscus Beach	(61)TW2697	Tommy Bahama Group, Inc.	Did not receive fabric	N/A	Fabric Design
HIBISCUS HACIENDA	(51) TB30826/TB9239	Tommy Bahama Group, Inc.	VA 1-299.332	2004	Fabric Design
Hisbiscus Icon	(51)182878	Tommy Bahama Group, Inc.	Applied November 9, 2004	2004	Fabric Design
HULA MARATHON	(51)TB30785	Tommy Bahama Group, Inc.	VA 1-299-345	2004	Fabric Design
HULAWOOD	(51) TB30799/TB9238	Tommy Bahama Group, Inc.	VA 1-299.334	2004	Fabric Design

Juicy Blooms	(51)TB30816	Tommy Bahama Group,, Inc.	VA 1-297-832	2004	Fabric Design
Juicy Blooms (Blue)	(51)TB2651	Tommy Bahama Group, Inc.	VA 1-297-630	2004	Fabric Design
JUNGLE BOGGIE	(51) TB30827	Tommy Bahama Group, Inc.	VA 1-299-325	2004	Fabric Design
Jungle Tumble	51 TB30822	Tommy Bahama Group, Inc.	Did not receive fabric	N/A	Fabric Design
JUST DUET	(51) TB30783/TB9240	Tommy Bahama Group, Inc.	VA 1-299.344	2004	Fabric Design
KABOOM PALM	(51) TB30801/TB9231	Tommy Bahama Group, Inc.	VA 1-299.324	2004	Fabric Design
King of Green		Tommy Bahama Group, Inc.	VAu648-586	2004	Fabric Design
King of Green II	King of Green	-Tommy Bahama Group, Inc.	VAu654-237	2004	Fabric Design
Luau Lanes		Tommy Bahama Group, Inc.	VAu648-588	2004	Fabric Design
LUAU LANES	(51) TB30753	Tommy Bahama Group, Inc.	VA 1-299-319	2004	Fabric Design
Lush Limbo	(51) TB2651	Tommy Bahama Group. Inc.	VA 1-297-823	2004	Fabric Design
MARGARITA MAMBO	(51) TB30811/TB9228	Tommy Bahama Group, Inc.	VA 1-299-333	2004	Fabric Design
Mirage	(51)TB30850	Tommy Bahama Group, Inc.	VA 1-297-828	2004	Fabric Design
Missing Title	(51) TB2689	Tommy Bahama Group, Inc.	Did not apply	Did not apply
MISSION BEACH	(51) TB2687	Tommy Bahama Group, Inc.	VA 1-299-341	2004	Fabric Design
MONKEY SNACK	(51) TB30798	Tommy Bahama Group; Inc.	VA 1-299-321	2004	Fabric Design
OASIS PALM	(51) TB30788/TB9	Tommy Bahama Group, Inc.	VA 1-299.343	2004	Fabric Design
PALM DRIVE (51) TB30869	(51) TB2689	Tommy Bahama Group, Inc.	VAu657-926	2005	Fabric Design
PALM SCREENING	(51) TB30809	Tommy Bahama Group, Inc.	VA 1-299-335	2004	Fabric Design
PALM TILES	(61) TB2686	Tommy Bahama Group, Inc.	VA 1-299-338	2004	Fabric Design
Petal Pusher	(51)1B30816	Tommy Bahama Group, Inc.	VA 1-297-633	2004	Fabric Design
Picture Perfect	(51)TB30813	Tommy Bahama Group. Inc.	VA 1-297-620	2004	Fabric Design
PINEAPPLE FLOAT	(51) TB30797	Tommy Bahama Group, Inc.	VA 1-299-326	2004	Fabric Design
PINEAPPLE PLANTATION	(51) TB30887	Tommy Bahama Group, Inc.	VA 1-299-342	2004	Fabric Design
Polynesian Palms	(51)TB30821	Tommy Bahama Group, Inc.	VA 1-284-294	2004	Fabric Design
Potynesian Paradise	(51)TB30825	Tommy Bahama Group, Inc.	VA 1-284-298	2004	Fabric Design
PORTAL TO PARADISE Same as Palm Drive	Same as Palm Drive	Tommy Bahama Group, Inc.	Same as Palm Drive	Same as Palm Drive	Fabric Design
Putt Daddy		Tommy Bahama Group, Inc.	VAu648-591	2004	Fabric Design
Putt Daddy II	Putt Daddy	Tommy Bahama Group, Inc.	VAu648-590	2004	Fabric Design
Putt Daddy III	Putt baddy, Putt Daddy II	Tommy Bahama Group, Inc.	VAu648-589	2004	Fabric Design

Queen of the Desert	(51)T$30806	Tommy Bahama Group, Inc.	VA 1-297-822	2004	Fabric Design
Rain Petals	(51)TB30842	Tommy Bahama Group, Inc.	VA 1-284-292	2004	Fabric Design
Sails Call		Tommy Bahama Group, Inc.	VAu648-585	2004	Fabric Design
SAMBA SERENADE	(51) TB30805	Tommy Bahama Group, Inc.	VA 1-299-340	2004	Fabric Design
Shake My Day		Tommy Bahama Group, Inc.	VAu648-593	2004	Fabric Design
Shake my Day II	Shake My Day	Tommy Bahama Group, Inc.	VAu648-592	2004	Fabric Design
SUITE TIME	(51) T92667	Tommy Bahama Group, Inc.	VA 1-299-317	2004	Fabric Design
Suplme Pineapple	(51)TB1194	Tommy Bahama Group, Inc.	Did not receive fabric	N/A	Fabric Design
SWANKY PALMS	(51) TB30794/TB9233	Tommy Bahama Group, Inc.	VA 1-299-327	2004	Fabric Design
Tempartures Risin’	(51)TB30846	Tommy Bahama Group, Inc.	Did not receive fabric	N/A	Fabric Design
TRIPLE VISION	(61) TB30829/TB9535	Tommy Bahama Group, Inc.	VA 1-299-331	2004	Fabric Design
Tropical Trellis	(51)TB30822	Tommy Bahama Group, Inc.	VA 1-284-295	2004	Fabric Design
TURKS TILES	(51) T30775/TB9230	Tommy Bahama Group, Inc.	VA 1-299-322	2004	Fabric Design
Watercolor Floral	(51)TB30824	Tommy Bahama Group, Inc.	VA 1-297-624	2004	Fabric Design
WHICH WAY TO PARADISE	(51) TB9237	Tommy Bahama Group, Inc.	VA 1-299318	2004	Fabric Design
Windswept Floral	(51)1B2874	Tommy Bahama Group, Inc.	VA 1-297-619	2004	Fabric Design
Wings of Paradise	(51)TB30865	Tommy Bahama Group, Inc.	VA 1-284-296	2004	Fabric Design

COPYRIGHTS FALL 2005

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
WOMEN’S HOLIDAY
Bursting Bouquet	(53) TB30916	Tommy Bahama Group, Inc.	VAu667-410	2005	Fabric Design
Celebration	(53) TB30954	Tommy Bahama Group, Inc.	VAu667-418	2005	Fabric Design
En Fuego Flora	(53) TB2702	Tommy Bahama Group, Inc.	Applied: 6/6/05	N/A	Fabric Design
Festival Lily	(53) TB2707	Tommy Bahama Group, Inc.	Awaiting swatches from Hong Kong	N/A	Fabric Design
Fields of Paradise	(53) TB30947	Tommy Bahama Group, Inc.	VAu667-397	N/A	Fabric Design
Fire Floral (All Over)	(53) TB30895	Tommy Bahama Group, Inc.	VAu667-402	2005	Fabric Design
Fire Floral (Engineered)	(53) TB30895	Tommy Bahama Group, Inc.	VAu667-392	N/A	Fabric Design
Floral Fiesta	(53) TB30897	Tommy Bahama Group, Inc.	VAu667-409	2005	Fabric Design
Ginger Sail	(53) TB30971	Tommy Bahama Group, Inc.	VAu667-420	2005	Fabric Design
Hammock Lounger	(53) TB30835	Tommy Bahama Group, Inc.	VAu667-412	2005	Fabric Design
Intrigue	(53) TB2730	Tommy Bahama Group, Inc.	Applied: 6/6/05	N/A	Fabric Design
Intrigue	(53) TB2730	Tommy Bahama Group, Inc.	Awaiting swatches from Hong Kong	N/A	Fabric Design
Mexican Market	(53) TB30896	Tommy Bahama Group, Inc.	VAu667-405	2005	Fabric Design
Mexican Market	(53) TB30896 (Green)	Tommy Bahama Group, Inc.	VAu664-534	2005	Fabric Design
Mustique	(53) TB2716	Tommy Bahama Group, Inc.	Awaiting swatches from Hong Kong	N/A	Fabric Design
Nostalgia	(53) TB30901	Tommy Bahama Group, Inc.	VAu667-419	2005	Fabric Design
Nostalgia Flowar	(53) TB30900	Tommy Bahama Group, Inc.	VAu667-413	2005	Fabric Design
Nostalgia Ironwork	(53) TB30931	Tommy Bahama Group, Inc.	VAu667-406	2005	Fabric Design
Old Havanna	(53) TB3899B/ (53) TB3899A	Tommy Bahama Group, Inc.	VAu667-415	2005	Fabric Design
Pineapple VooDoo	(53) TB30909	Tommy Bahama Group, Inc.	VAu667-408	2005	Fabric Design
Rendevous	(53) TB2703	Tommy Bahama Group, Inc.	VAu667-414	2005	Fabric Design
Romance Island	(53) TB30955	Tommy Bahama Group, Inc.	VAu667-407	2005	Fabric Design
Shadow Play	(53) TB30911B	Tommy Bahama Group, Inc.	VAu667-400	2005	Fabric Design
Shadow Play Mix	(53) TB30910	Tommy Bahama Group, Inc.	VAu667-401	2005	Fabric Design
Siesta Stamp	(53) TB30893	Tommy Bahama Group, Inc.	VAu667-418	2005	Fabric Design
Siesta Stripe	(53) TB30892	Tommy Bahama Group, Inc.	VAu667-403	2005	Fabric Design
Sultry Shades	(53) TB30932	Tommy Bahama Group, Inc.	VAu667-404	2005	Fabric Design

Temptation Floral	(53) TB30903	Tommy Bahama Group, Inc.	VAu667-417	2005	Fabric Design
Tones of Tranquility	(53) TB2704	Tommy Bahama Group, Inc.	Applied: 6/6/05	N/A	Fabric Design
Tropical Toile	(53) TB30891	Tommy Bahama Group, Inc.	VAu667-411	2005	Fabric Design
Waves of Hibiscus	(53) TB30919 Light	Tommy Bahama Group, Inc.	VAu667-398	2005	Fabric Design
Waves of Hibiscus	(53) TB30919 Morningsky	Tommy Bahama Group, Inc.	VAu667-399	2005	Fabric Design
Waves of Hibiscus	(53) TB2712	Tommy Bahama Group, Inc.	VAu667-398	2005	Fabric Design
Windward Walk	(53) TB30913	Tommy Bahama Group, Inc.	VAu667-393 Light Blue/VAu667-395 Navy Blue	2005	Fabric Design
Windward Walk	(53) TB2699	Tommy Bahama Group, Inc.	VAu667-394	2005	Fabric Design
MEN’S HOLIDAY
3-Way Stop	(53) 30888/tb9543 Camel	Tommy Bahama Group, Inc.	VAu672-956	2005	Fabric Design
3-Way Stop	(53) TB30888/TB9543 Delivery	Tommy Bahama Group, Inc.	VAu672-957	2005	Fabric Design
Bahama Barn Boo	(53) TB30458	Tommy Bahama Group, Inc.	VAu672-937	2005	Fabric Design
Birds Afloat	(53) TB2727	Tommy Bahama Group, Inc.	VAu672-942	2005	Fabric Design
Bombay Blooms	(53) TB30951/9251	Tommy Bahama Group, Inc.	VAu672-946	2005	Fabric Design
Casa del Habano	(53) TB30928/9545	Tommy Bahama Group, Inc.	VAu672-941	2005	Fabric Design
El Grande	(53) TB30949	Tommy Bahama Group, Inc.	VAu672-929	2005	Fabric Design
Flora da Keys	(53) TB9258	Tommy Bahama Group, Inc.	VAu672-928	2005	Fabric Design
Garden of Hope & Courage/Borders of Paradise	(53) TB30872/TB9264	Tommy Bahama Group, Inc.	VAu672-949	2005	Fabric Design
Hibiscus Mistress	(53) TB30923/9259	Tommy Bahama Group, Inc.	VAu672-953	2005	Fabric Design
Hidden Fruit	(53) TB2726	Tommy Bahama Group, Inc.	VAu672-933	2005	Fabric Design
Island Imprints	(53) TB30933/9263	Tommy Bahama Group, Inc.	VAu672-960	2005	Fabric Design
Live Bait	(53) TB30877/TB9248	Tommy Bahama Group, Inc.	VAu672-952	2005	Fabric Design
Medallion Stallion	(53) TB30921/9256	Tommy Bahama Group, Inc.	VAu672-934	2005	Fabric Design
Menage a Palms	(53) TB30940	Tommy Bahama Group, Inc.	VAu672-938	2005	Fabric Design
Monkeys Wild	(53) TB30889	Tommy Bahama Group, Inc.	VAu672-935	2005	Fabric Design
On the Prowl	(53) TB30942/9542	Tommy Bahama Group, Inc.	VAu672-958	2005	Fabric Design
Palm Date	(53) TB30922	Tommy Bahama Group, Inc.	VAu672-947	2005	Fabric Design
Palm Eclipse	(53) TB30941	Tommy Bahama Group, Inc.	VAu672-936	2005	Fabric Design
Pineapple Progression	(53) TB30880/9261	Tommy Bahama Group, Inc.	VAu672-948	2005	Fabric Design

Pineapple Salsa	(53) TB30769	Tommy Bahama Group, Inc.	VAu672-959	2005	Fabric Design
Pisces Rising	(53) TB30887/9265	Tommy Bahama Group, Inc.	VAu672-945	2005	Fabric Design
Pop of Walkiki	(53) TB30952	Tommy Bahama Group, Inc.	VAu672-939	2005	Fabric Design
Real Estate	(53) TB31043	Tommy Bahama Group, Inc.	VAu672-951	2005	Fabric Design
Swinging Palms	(53) TB31044	Tommy Bahama Group, Inc.	VAu672-943	2005	Fabric Design
Ticket to Relax	(53) TB31045	Tommy Bahama Group, Inc.	VAu672-931	2005	Fabric Design
Tonal Tommy	(53) TB30882/9252	Tommy Bahama Group, Inc.	VAu672-981	2005	Fabric Design
Tropical Combustion	(53) TB9266	Tommy Bahama Group, Inc.	VAu672-932	2005	Fabric Design
Tropical Tsunami	(53) TB30946	Tommy Bahama Group, Inc.	VAu672-950	2005	Fabric Design
Twice as Nice	(53) TB30950	Tommy Bahama Group, Inc.	VAu672-954	2005	Fabric Design
Twin Fantasy	(53) TB30917	Tommy Bahama Group, Inc.	VAu672-962	2005	Fabric Design
Underwater Fantasy	(53) TB30934	Tommy Bahama Group, Inc.	VAu672-955	2005	Fabric Design
Vacation Station	(53) TB31042	Tommy Bahama Group, Inc.	VAu672-930	2005	Fabric Design
West Wind	(53) TB2713	Tommy Bahama Group, Inc.	VAu672-940	2005	Fabric Design
Windward	(53) TB30879	Tommy Bahama Group, Inc.	VAu672-944	2005	Fabric Design

COPYRIGHTS HOLIDAY 2005

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
WOMEN’S HOLIDAY
Cat-Chi	(54) TB30981	Tommy Bahama Group, Inc.	VAu672-345	2005	Fabric Design
Cat’s Meow	(54) TB30984	Tommy Bahama Group, Inc.	VAu672-344	2005	Fabric Design
Dancing Daylight	(54) TB31063	Tommy Bahama Group, Inc.	VAu672-348	2005	Fabric Design
Glass Menagerie	(54) TB2761/ (54) TB2734 (54) TB30998	Tommy Bahama Group, Inc.	VAu672-352	2005	Fabric Design
Hidden Hibiscus	(54) TB2774	Tommy Bahama Group, Inc.	VAu672-337	2005	Fabric Design
Kitty’s Purr	(54) TB2738	Tommy Bahama Group, Inc.	VAu672-347	2005	Fabric Design
New Horizons	(54) TB2753B	Tommy Bahama Group, Inc.	VAu672-340	2005	Fabric Design
Orchid Sanctuary	(54) TB31022	Tommy Bahama Group, Inc.	VAu672-349	2005	Fabric Design
Pineapple Pop	(54) TB2771/ (54) TB31032	Tommy Bahama Group, Inc.	VAu672-346	2005	Fabric Design
Playful Poppies	(54) TB2741/ (54) TB31033	Tommy Bahama Group, Inc.	VAu672-335	2005	Fabric Design
Rainforest Retreat	(54) TB2752/ (54) TB31023	Tommy Bahama Group, Inc.	VAu672-353	2005	Fabric Design
Sea Bubbles	(54) TB30993	Tommy Bahama Group, Inc.	VAu672-341	2005	Fabric Design
Showering Flower	(54) TB2742	Tommy Bahama Group, Inc.	VAu672-336	2005	Fabric Design
Spice Island Flora	(54) TB30996	Tommy Bahama Group, Inc.	VAu672-350	2005	Fabric Design
Sunshine Through the Mist	(54) TB31062	Tommy Bahama Group, Inc.	VAu672-338	2005	Fabric Design
Sweet Silence	(54) TB31021	Tommy Bahama Group, Inc.	VAu672-355	2005	Fabric Design
Take me There	(54) TB30780	Tommy Bahama Group, Inc.	VAu672-343	2005	Fabric Design
Tigris Floral	(54) TB2740/ (54) TB30983	Tommy Bahama Group, Inc.	VAu672-339	2005	Fabric Design
Tropical Garland	(54) TB31055/ (54) TB YD3169	Tommy Bahama Group, Inc.	VAu672-342	2005	Fabric Design
Tropical Treasure	(54) TB30990	Tommy Bahama Group, Inc.	VAu672-354	2005	Fabric Design
Wild Side Floral	(54) TB31027/ (54) TB14058	Tommy Bahama Group, Inc.	VAu672-351	2005	Fabric Design
MEN’S HOLIDAY
Aruba Palms	(54) TBY3150	Tommy Bahama Group, Inc.	VAu676-353	2005	Fabric Design
Aruban Nights	(54) TB31011/ TB9277	Tommy Bahama Group, Inc.	VAu676-350	2005	Fabric Design
Baja Breeze	(54) TB3170	Tommy Bahama Group, Inc.	VAu676-347	2005	Fabric Design
Cactus Cantina	(54) TB31009/TB9547	Tommy Bahama Group, Inc.	VAu676-368	2005	Fabric Design

Coastline Craze	(54) TB31034/TB9280	Tommy Bahama Group, Inc.	VAu676-356	2005	Fabric Design
Corsica Cactus	(54) TB31016	Tommy Bahama Group, Inc.	VAu676-337	2005	Fabric Design
Dragon Racing	(54) TB31012/TB9273/TB9546	Tommy Bahama Group, Inc.	VAu676-341	2005	Fabric Design
Fluer De France	(54) TB9285	Tommy Bahama Group, Inc.	VAu676-355	2005	Fabric Design
Fluer Island	(54) TB31001	Tommy Bahama Group, Inc.	VAu676-358	2005	Fabric Design
Garden of Hope & Courage, Hol 05	(54) TB31074	Tommy Bahama Group, Inc.	VAu676-351	2005	Fabric Design
King Cone	(54) TB31053	Tommy Bahama Group, Inc.	VAu676-367	2005	Fabric Design
Lotus Maximus	(54) TB31071/TB9284	Tommy Bahama Group, Inc.	VAu676-357	2005	Fabric Design
Lunar Lotus	(54) TB31054/TB9286	Tommy Bahama Group, Inc.	VAu676-346	2005	Fabric Design
Manor De Mango	(54) TB31050/TB9283	Tommy Bahama Group, Inc.	VAu676-342	2005	Fabric Design
Marina Half Pipe	(54) TB9289	Tommy Bahama Group, Inc.	VAu676-360	2005	Fabric Design
Mirror Palms	(54) TB31019/TB9279	Tommy Bahama Group, Inc.	VAu676-344	2005	Fabric Design
Palm Away	(54) TB31052/TB9275	Tommy Bahama Group, Inc.	VAu676-362	2005	Fabric Design
Palm Bounty	(54) TB9293	Tommy Bahama Group, Inc.	VAu676-369	2005	Fabric Design
Palm De Provence	(54) TB2747	Tommy Bahama Group, Inc.	VAu676-366	2005	Fabric Design
Palm Portrait	(54) TB31000	Tommy Bahama Group, Inc.	VAu676-339	2005	Fabric Design
Palm Relief	(54) TB9184	Tommy Bahama Group, Inc.	VAu676-338	2005	Fabric Design
Palms Together	(54) TBY2118	Tommy Bahama Group, Inc.	VAu676-354	2005	Fabric Design
Paradise Ranch	(54) TB31017/TB9292	Tommy Bahama Group, Inc.	VAu676-352	2005	Fabric Design
Paradise Vintage	(54) TB31048	Tommy Bahama Group, Inc.	VAu676-384	2005	Fabric Design
Pina Pinata	(54) TB31073	Tommy Bahama Group, Inc.	VAu676-340	2005	Fabric Design
Royal Lush	(54) TB30994	Tommy Bahama Group, Inc.	VAu676-361	2005	Fabric Design
Safari So Good	(54) TB2748	Tommy Bahama Group, Inc.	VAu676-365	2005	Fabric Design
Santa Cruise	(54) TB31007	Tommy Bahama Group, Inc.	VAu676-348	2005	Fabric Design
Sun ower	(54) TBYD3158	Tommy Bahama Group, Inc.	VAu676-336	2005	Fabric Design
The Last Cantina	(54) TB31005	Tommy Bahama Group, Inc.	VAu676-363	2005	Fabric Design
Tour De Lei	(54) TB2745	Tommy Bahama Group, Inc.	VAu676-359	2005	Fabric Design
Uke-Lady Luau	(54) TB31040	Tommy Bahama Group, Inc.	VAu676-345	2005	Fabric Design
Ukulei-Lei Boxer	(54) TB9549	Tommy Bahama Group, Inc.	VAu676-343	2005	Fabric Design

Upstream Vintage	(54) TBY3182	Tommy Bahama Group, Inc.	VAu676-349	2005	Fabric Design
ARTWORK
Born to Swing		Tommy Bahama Group, Inc.	VAu685-936	2005	T-Shirt Design
Hawaiian Ginger		Tommy Bahama Group, Inc.	VAu685-941	2005	Decorative Design
Hawaiian Shirt Plate		Tommy Bahama Group, Inc.	VAu685-938	2005	Decorative Design
King of Cool		Tommy Bahama Group, Inc.	VAu685-937	2005	T-Shirt Design
Pineapple Rodeo		Tommy Bahama Group, Inc.	VAu685-934	2005	T-Shirt Design
Paradise Ranch		Tommy Bahama Group, Inc.	VAu685-935	2005	T-Shirt Design
Porceline Post Card Motif Tray		Tommy Bahama Group, Inc.	VAu685-940	2005	Decorative Design
Porceline Post Card Motif Box		Tommy Bahama Group, Inc.	VAu685-939	2005	Decorative Design
Skate Date Club		Tommy Bahama Group, Inc.	VAu685-942	2005	T-Shirt Design

COPYRIGHTS (COMMERCIAL PRINTS) 2005

Copyright Title	Owner	Registration #	Year Registered	Description
Bed with Leaf Pattern Lines	Tommy Bahama Group, Inc.	VAu647-382	2005	Commercial Prints
Clear Flower	Tommy Bahama Group, Inc.	VAu668-308	2005	Commercial Prints
Linen on Shelves	Tommy Bahama Group, Inc.	VAu647-381	2005	Commercial Prints
Loafers on End Table	Tommy Bahama Group, Inc.	VAu647-368	2005	Commercial Prints
Man and Woman Embracing Love	Tommy Bahama Group, Inc.	VAu647-375	2005	Commercial Prints
Man and Woman Embracing on Beach	Tommy Bahama Group, Inc.	VAu647-373	2005	Commercial Prints
Man and Woman Embracing Under Palm Tree	Tommy Bahama Group, Inc.	VAu647-372	2005	Commercial Prints
Man and Woman in Glasses	Tommy Bahama Group, Inc.	VAu668-305	2005	Commercial Prints
Man and Woman in Happy Embrace	Tommy Bahama Group, Inc.	VAu647-377	2005	Commercial Prints
Man Standing in Doorway	Tommy Bahama Group, Inc.	VAu647-378	2005	Commercial Prints
Man’s Feet in Sandals	Tommy Bahama Group, Inc.	VAu647-376	2005	Commercial Prints
Man’s Watch 10:10	Tommy Bahama Group, Inc.	VAu647-383	2005	Commercial Prints
Perfume and Cologne	Tommy Bahama Group, Inc.	VAu647-367	2005	Commercial Prints
Pineapples in Bowl	Tommy Bahama Group, Inc.	VAu668-306	2005	Commercial Prints
Rug with Palm Tree Leaf Pattern	Tommy Bahama Group, Inc.	VAu647-380	2005	Commercial Prints
Rug with Plant vine Pattern	Tommy Bahama Group, Inc.	VAu647-379	2005	Commercial Prints
Woman in the Wind	Tommy Bahama Group, Inc.	VAu668-304	2005	Commercial Prints
Woman Smiling Wearing Watch	Tommy Bahama Group, Inc.	VAu668-303	2005	Commercial Prints
Woman Standing with Hands on Hips	Tommy Bahama Group, Inc.	VAu647-371	2005	Commercial Prints
Woman’s Shoe in Iron Tray	Tommy Bahama Group, Inc.	VAu647-374	2005	Commercial Prints
Women’s Shoes on Rock	Tommy Bahama Group, Inc.	VAu647-369	2005	Commercial Prints
Women’s Watch on Rock	Tommy Bahama Group, Inc.	VAu647-370	2005	Commercial Prints
Yacht on a Sunset Sail	Tommy Bahama Group, Inc.	VAu668-307	2005	Commercial Prints

COPYRIGHTS (CRUISE, WOMEN’S SWIMWEAR) 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Big Bird	N/A	Tommy Bahama Group, Inc.	VAu665-729	2005	Fabric Design
Casa Blanca	Rojo	Tommy Bahama Group, Inc.	VAu665-720	2005	Fabric Design
Casa Blanca	Azul	Tommy Bahama Group, Inc.	VAu665-719	2005	Fabric Design
Del Sol Stripe	Limon	Tommy Bahama Group, Inc.	VAu665-718	2005	Fabric Design
Del Sol Stripe	Agua	Tommy Bahama Group, Inc.	VAu665-717	2005	Fabric Design
Fiesta Stripe	Azul & Rojo	Tommy Bahama Group, Inc.	VAu665-182	2005	Fabric Design
Hot Tropics	Mango	Tommy Bahama Group, Inc.	VAu665-727	2005	Fabric Design
Hot Tropics	Indigo	Tommy Bahama Group, Inc.	VAu665-728	2005	Fabric Design
Ka-Bloom	Rojo	Tommy Bahama Group, Inc.	VAu665-726	2005	Fabric Design
Ka-Bloom	Azul	Tommy Bahama Group, Inc.	VAu665-725	2005	Fabric Design
Las Palmas	Limon	Tommy Bahama Group, Inc.	VAu665-724	2005	Fabric Design
Las Palmas	Agua	Tommy Bahama Group, Inc.	VAu665-723	2005	Fabric Design
Mai-Tie (Dye)	Mango, Lilly Pad & Indigo	Tommy Bahama Group, Inc.	VAu678-181	2005	Fabric Design
Native Bird	Multi	Tommy Bahama Group, Inc.	VAu665-731	2005	Fabric Design
New Bird	N/A	Tommy Bahama Group, Inc.	VAu665-730	2005	Fabric Design
Tropicana	La Rosa, Azul, Indigo & Black	Tommy Bahama Group, Inc.	VAu678-183	2005	Fabric Design
Tropicana	Limon & Agua	Tommy Bahama Group, Inc.	VAu678-184	2005	Fabric Design
Viva Las Flores	Rojo	Tommy Bahama Group, Inc.	VAu665-721	2005	Fabric Design
Viva Las Flores	Azul	Tommy Bahama Group, Inc.	VAu665-722	2005	Fabric Design

COPYRIGHTS SPRING 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
MEN’S SPRING 2006
20,000 LEAVES UNDER THE SEA	(61) TB31187	Tommy Bahama Group, Inc.	VAu700-403	2006	Fabric Design
ABOUT A KOI/KOI STORY	(61) TB31201/TB9297	Tommy Bahama Group, Inc.	Applied: March 2006	N/A	Fabric Design
ANCHOR AWAY	(61) TB31117	Tommy Bahama Group, Inc.	VAu700-398	2006	Fabric Design
AQUA BLOOM	(61) TB9305	Tommy Bahama Group, Inc.	VAu700-417	2006	Fabric Design
BAMBOO ABOARD	(61) TB31087	Tommy Bahama Group, Inc.	VAu700-429	2006	Fabric Design
BAMBOO HAKU	(61) TB31202	Tommy Bahama Group, Inc.	VAu700-438	2006	Fabric Design
BANANA TIENDA	(61) TB31088	Tommy Bahama Group, Inc.	VAu700-430	2006	Fabric Design
BLOOM SERVICE	(61) TB9299	Tommy Bahama Group, Inc.	VAu700-414	2006	Fabric Design
CUBAN COVE SEEKER	(61) TB9311	Tommy Bahama Group, Inc.	VAu700-418	2006	Fabric Design
CUBANO CASCADE	(61) TB9308	Tommy Bahama Group, Inc.	VAu700-424	2006	Fabric Design
DIVER’S DELIGHT	(61) TB9318	Tommy Bahama Group, Inc.	VAu700-406	2006	Fabric Design
DON JUAN DE PALMO	(61) TB31094	Tommy Bahama Group, Inc.	VAu700-399	2006	Fabric Design
FADE OUT AVE	(61) TB9320	Tommy Bahama Group, Inc.	VAu700-404	2006	Fabric Design
FAN CLUB	(61) TB31116	Tommy Bahama Group, Inc.	VAu700-407	2006	Fabric Design
FANBRELLA	(61) TB31110	Tommy Bahama Group, Inc.	VAu700-434	2006	Fabric Design
FANTANGO	(61) TB31076	Tommy Bahama Group, Inc.	VAu700-445	2006	Fabric Design
FLOTILLA	(61) TB31077	Tommy Bahama Group, Inc.	VAu700-405	2006	Fabric Design
GARDEN OF HOPE AND COURAGE SPRING 06/BOURBON BLOOM	(61) TB31106/9555	Tommy Bahama Group, Inc.	VAu700-440	2006	Fabric Design
GEISHA GARDENS	(61) TB31198	Tommy Bahama Group, Inc.	VAu700-437	2006	Fabric Design
GINGER LEI	(61) TB31107	Tommy Bahama Group, Inc.	VAu700-420	2006	Fabric Design
HAVANA BLAST AVE	(61) TB9307	Tommy Bahama Group, Inc.	VAu700-412	2006	Fabric Design
HAVANNA HEAT	(61) TB31217/31218	Tommy Bahama Group, Inc.	VAu700-444	2006	Fabric Design
HIBISCUS BLUES	(61) TB31085	Tommy Bahama Group, Inc.	VAu700-436	2006	Fabric Design
HIBISCUS PARADE	(61) TB31204	Tommy Bahama Group, Inc.	VAu700-421	2006	Fabric Design
HOKKAIDO HIBISCUS	(61) TB31109	Tommy Bahama Group, Inc.	VAu700-401	2006	Fabric Design
ISLAND MIRAGE AVE	(61) TB9330	Tommy Bahama Group, Inc.	VAu700-400	2006	Fabric Design

COPYRIGHTS SPRING 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
JAVA SEE JAVA DO	(61) TB9317	Tommy Bahama Group, Inc.	VAu700-402	2006	Fabric Design
KING OF BLUES	(61) TB31216	Tommy Bahama Group, Inc.	VAu700-431	2006	Fabric Design
LA TO LAS VEGAS	(61) TB31119/9554	Tommy Bahama Group, Inc.	VAu700-410	2006	Fabric Design
LEAVES FALLIN	(61) TB9352	Tommy Bahama Group, Inc.	VAu700-409	2006	Fabric Design
LEI ‘N AROUND	(61) TB9302	Tommy Bahama Group, Inc.	VAu700-411	2006	Fabric Design
LOST LAGOON SEEKER	(61) TB9304	Tommy Bahama Group, Inc.	VAu700-428	2006	Fabric Design
MARTINI GRAS	(61) TB31102	Tommy Bahama Group, Inc.	VAu700-439	2006	Fabric Design
MOSAIC MAMBO	(61) TB31091	Tommy Bahama Group, Inc.	VAu700-408	2006	Fabric Design
ORCHID YOU NOT	(61) TB31123	Tommy Bahama Group, Inc.	VAu700-413	2006	Fabric Design
PALM MIRAGE	(61) TB31121	Tommy Bahama Group, Inc.	VAu700-426	2006	Fabric Design
PIER FUN	(61) TB31080	Tommy Bahama Group, Inc.	VAu700-441	2006	Fabric Design
PLAIDING IT COOL	(61) TB9309	Tommy Bahama Group, Inc.	VAu700-415	2006	Fabric Design
SANDDOLLAR	(61) TB9303	Tommy Bahama Group, Inc.	VAu700-443	2006	Fabric Design
SCENIC SEEKER	(61) TB9355	Tommy Bahama Group, Inc.	VAu700-416	2006	Fabric Design
SEA GARDENS	(61) TB31079	Tommy Bahama Group, Inc.	VAu700-435	2006	Fabric Design
SHOW STOPPER	(61) TB31120	Tommy Bahama Group, Inc.	VAu700-433	2006	Fabric Design
THE PALM OF FAME	(61) TB31100	Tommy Bahama Group, Inc.	VAu700-422	2006	Fabric Design
TIE DYE MAI TAI	(61) TB9327	Tommy Bahama Group, Inc.	VAu700-432	2006	Fabric Design
TONAL TIDE SEEKER	(61) TB9306	Tommy Bahama Group, Inc.	VAu700-423	2006	Fabric Design
UNDIVIDED ATTENTION	(61) TB31089	Tommy Bahama Group, Inc.	VAu700-442	2006	Fabric Design
VIEW BAYOU	(61) TB31197	Tommy Bahama Group, Inc.	VAu700-419	2006	Fabric Design
WEAVE ME ALONE	(61) TB31093	Tommy Bahama Group, Inc.	VAu700-426	2006	Fabric Design
WU GARDEN	(61) TB31111	Tommy Bahama Group, Inc.	VAu700-427	2006	Fabric Design
WOMEN’S SPRING 2006
A Thousand Temples Borders	(61) TB31210 (Wovens)/ (61) TB31086 (Border) (61) TB2811 (Knits)	Tommy Bahama Group, Inc.	VA1-383-832	2005	Fabric Design
Bahama Henna	(61) TB2784	Tommy Bahama Group, Inc.	VA1-383-819	2005	Fabric Design
Balinese Blossoms	(61) TB31127 (Wovens)/ (61) TB2809 (Knits)	Tommy Bahama Group, Inc.	VA1-383-824	2005	Fabric Design

COPYRIGHTS SPRING 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Beyond the Bungalow	(61) TB31148	Tommy Bahama Group, Inc.	VA1-383-828	2005	Fabric Design
Charms of the Kasbah	(61) TB31138 (Wovens)/ (61) TB31139 (Boarder)	Tommy Bahama Group, Inc.	VA1-383-822	2005	Fabric Design
Citrus Garden	(61) TB31145 (Wovens)/ (61) TB2790 (Knits)	Tommy Bahama Group, Inc.	VA1-383-829	2005	Fabric Design
Courtly Columns	(61) TB31231	Tommy Bahama Group, Inc.	VA1-383-816	2005	Fabric Design
Ink Blossoms	(61) TB31220 (wovens)/ (61) TB2827 (Knits)	Tommy Bahama Group, Inc.	VA1-383-834	2005	Fabric Design
Ink Blossoms Allover	(61) TB31223	Tommy Bahama Group, Inc.	VA1-383-815	2005	Fabric Design
My Maharaja	(61) TB31181 (Wovens)/ (61) TB2779 (Knits)	Tommy Bahama Group, Inc.	VA1-383-820	2005	Fabric Design
Paisley Daze	(61) TB31137 (Wovens)/ (61) TB2779 (Knits)	Tommy Bahama Group, Inc.	VA1-383-814	2005	Fabric Design
Palm Tree Place	(61) TB31149 (Wovens)/ (61) TB2801 (Knits)	Tommy Bahama Group, Inc.	VA1-383-823	2005	Fabric Design
Plumeria Garden	(61) TB31229	Tommy Bahama Group, Inc.	VA1-383-826	2005	Fabric Design
Queen of Sheba	(61) TB31193	Tommy Bahama Group, Inc.	VA1-383-817	2005	Fabric Design
Scroll Scapes	(61) TB31224 (Wovens)/ (61) TB2828 (Knits)	Tommy Bahama Group, Inc.	Applied Feb. 2006	Cancelled Application per Alyse TB Seattle 2-22-07	Fabric Design
Sea Scapes	(61) TB31232	Tommy Bahama Group, Inc.	VA1-383-825	2005	Fabric Design
Shades of Paradise	(61) TB31150	Tommy Bahama Group, Inc.	VA1-383-827	2005	Fabric Design
Sunshine Smile	(61) TB2791 (Knits)	Tommy Bahama Group, Inc.	VA1-383-831	2005	Fabric Design
Sunshine Wink	(61) TB31144 (Wovens)/ (61) TB2781 (Knits)	Tommy Bahama Group, Inc.	VA1-383-813	2005	Fabric Design
Tiles of Tangler	(61) TB31215	Tommy Bahama Group, Inc.	VA1-383-820	2005	Fabric Design
Tropical Market	(61) TB31147	Tommy Bahama Group, Inc.	VA1-383-833	2005	Fabric Design
Tropical Tatoo	(61) TB2778	Tommy Bahama Group, Inc.	VA1-383-818	2005	Fabric Design
Tutti Fruitty	(61) TB31142 (Wovens)/ (61) TB2787 (Knits)	Tommy Bahama Group, Inc.	VA1-383-830	2005	Fabric Design

COPYRIGHTS FALL 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
MEN’S FALL 2006
A Shore Thing	(63) TB9351	Tommy Bahama Group, Inc.	VA1-356-857	2006	Fabric Design
Bird Watching	(63) TB31264	Tommy Bahama Group, Inc.	VA1-356-796	2006	Fabric Design
Birds of Bombay	(63) TB31243	Tommy Bahama Group, Inc.	VA1-349-287	2006	Fabric Design
Bombay Greetings	(63) TB31241	Tommy Bahama Group, Inc.	VA1-356-865	2006	Fabric Design
Call to Hula	(63) TB31255	Tommy Bahama Group, Inc.	VA1-356-864	2006	Fabric Design
Chili Power	(63) TB9341	Tommy Bahama Group, Inc.	VA1-349-275	2006	Fabric Design
Cocktail Cruise	(63) TB9345	Tommy Bahama Group, Inc.	VA1-356-856	2006	Fabric Design
Day Tripper	(63) TB9335	Tommy Bahama Group, Inc.	VA1-349-285	2006	Fabric Design
First Shield	(63) TB31235	Tommy Bahama Group, Inc.	VA1-349-286	2006	Fabric Design
Fruit of the Bloom	(63) TB31282	Tommy Bahama Group, Inc.	VA1-349-284	2006	Fabric Design
Gateway of India	(63) TB31244	Tommy Bahama Group, Inc.	VA1-356-795	2006	Fabric Design
Highway To My Way	(63) TB9360	Tommy Bahama Group, Inc.	VA1-349-265	2006	Fabric Design
Himalayan Hibiscus	(63) TB31245	Tommy Bahama Group, Inc.	VA1-349-288	2006	Fabric Design
Island Canvas	(63) TB9356	Tommy Bahama Group, Inc.	VA1-356-863	2006	Fabric Design
Island Palm-Palms	(63) TB31236	Tommy Bahama Group, Inc.	VA1-356-859	2006	Fabric Design
Jungle Brush	(63) TB9357	Tommy Bahama Group, Inc.	VA1-356-792	2006	Fabric Design
Kaual Five-O	(63) TB31292	Tommy Bahama Group, Inc.	VA1-349-281	2006	Fabric Design
Koki Beach	(63) TB31251	Tommy Bahama Group, Inc.	VA1-349-291	2006	Fabric Design
Lava Lounge	(63) TB9333	Tommy Bahama Group, Inc.	VA1-356-858	2006	Fabric Design
Malbar Mixer	(63) TB31275	Tommy Bahama Group, Inc.	VA1-349-277	2006	Fabric Design
Monkeyin’ Around	(63) TB31238	Tommy Bahama Group, Inc.	VA1-349-278	2006	Fabric Design
Never Ending Summer	(63) TB31297	Tommy Bahama Group, Inc.	VA1-358-794	2006	Fabric Design
Orlando Plum	(63) TB31233	Tommy Bahama Group, Inc.	VA1-349-267	2006	Fabric Design
Paisley’s of Paradise	(63) TB31252	Tommy Bahama Group, Inc.	VA1-356-854	2006	Fabric Design
Palm Break	(63) TB31270	Tommy Bahama Group, Inc.	VA1-349-282	2006	Fabric Design
Palm Print	(63) TB9361	Tommy Bahama Group, Inc.	VA1-349-293	2006	Fabric Design
Polly’s Vacation	(63) TB312779	Tommy Bahama Group, Inc.	VA1-356-797	2006	Fabric Design

COPYRIGHTS FALL 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Prowling Around	(63) TB31256	Tommy Bahama Group, Inc.	VA1-358-855	2006	Fabric Design
Sahara Palm	(63) TB31257	Tommy Bahama Group, Inc.	VA1-349-290	2006	Fabric Design
Sea You Soon	(63) TB31284	Tommy Bahama Group, Inc.	VA1-349-276	2006	Fabric Design
Seaflower Stripe	(63) TB9364/TB31298	Tommy Bahama Group, Inc.	VA1-356-798	2006	Fabric Design
Seaspray	(63) TB31295	Tommy Bahama Group, Inc.	VA1-356-866	2006	Fabric Design
Slow Tide	(63) TB9348	Tommy Bahama Group, Inc.	VA1-356-793	2006	Fabric Design
Splitting Image	(63) TB31259	Tommy Bahama Group, Inc.	VA1-349-266	2006	Fabric Design
Sunset Rally	(63) TB9334	Tommy Bahama Group, Inc.	VA1-356-868	2006	Fabric Design
Take A Dip	(63) TB31272	Tommy Bahama Group, Inc.	VA1-356-867	2006	Fabric Design
Tikka Taxi	(63) TB31242	Tommy Bahama Group, Inc.	VA1-356-889	2006	Fabric Design
Veranda Rights	(63) TB9350	Tommy Bahama Group, Inc.	VA1-349-289	2006	Fabric Design
Waves of Hibiscus	(63) TB30919	Tommy Bahama Group, Inc.	VA1-349-283	2006	Fabric Design
Whirly Curly	(63) TB9340	Tommy Bahama Group, Inc.	VA1-349-292	2006	Fabric Design
Zanzibar	(63) TB31259	Tommy Bahama Group, Inc.	VAu703-260	2006	Fabric Design
WOMEN’S FALL 2006
Blossoms Galore	(63) TB2870/ TB31319	Tommy Bahama Group, Inc.	VAu702-559	2006	Fabric Design
Climbing Vines	(63) TB31331	Tommy Bahama Group, Inc.	VAu695-531	2006	Fabric Design
Fall Fronds	(63) TB2882	Tommy Bahama Group, Inc.	VAu695-635	2006	Fabric Design
Fleur de Force	(63) TBTB2845/ TB31285	Tommy Bahama Group, Inc.	VAu695-530	2006	Fabric Design
Hun a Little Song	(63) TB31316	Tommy Bahama Group, Inc.	VAu702-562	2006	Fabric Design
Kaleidoscope Floral	(63) TB2854/ TB31300	Tommy Bahama Group, Inc.	VAu702-564	2006	Fabric Design
Linework Floral	(63) TB2866	Tommy Bahama Group, Inc.	VAu702-561	2006	Fabric Design
Luckey Leaf	(63) TB31387	Tommy Bahama Group, Inc.	Applied: May 2006	N/A	Fabric Design
Orchard Blossoms Bouquet	(63) TB31334	Tommy Bahama Group, Inc.	VAu702-560	2006	Fabric Design
Ornamental Flowers	(63) TB2878	Tommy Bahama Group, Inc.	VAu695-529	2006	Fabric Design
Pear Orchard	(63) TB2867/ TB31333	Tommy Bahama Group, Inc.	VAu702-567	2006	Fabric Design
Silly for Chantilly	(63) TB2871	Tommy Bahama Group, Inc.	VAu695-534	2006	Fabric Design
Speckles and Spots	(63) TB31291	Tommy Bahama Group, Inc.	VAu702-563	2006	Fabric Design
Spice of Life	(63) TB31383	Tommy Bahama Group, Inc.	VAu702-565	2006	Fabric Design

COPYRIGHTS FALL 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Star Flower	(63) TB2860/ TB31307	Tommy Bahama Group, Inc.	VAu702-566	2006	Fabric Design
Sunrise Shadow	(63) TB31385	Tommy Bahama Group, Inc.	VAu695-533	2006	Fabric Design
Tommy’s Garden	(63) TB31386	Tommy Bahama Group, Inc.	Applied: May 2006	N/A	Fabric Design
Tribal Chevron	(63) TB2853	Tommy Bahama Group, Inc.	VAu695-532	2006	Fabric Design
ARTWORK
Ride the Tip		Tommy Bahama Group, Inc.	VAu703-510	2006	Decorative Design
Hotel Bombay Lounge		Tommy Bahama Group, Inc.	VAu703-507	2006	Decorative Design
Paradise Grand Prix		Tommy Bahama Group, Inc.	VAu703-508	2006	Decorative Design
Jungle Shakedown		Tommy Bahama Group, Inc.	VAu703-509	2006	Decorative Design

COPYRIGHTS HOLIDAY 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Holiday 2006 Artwork
Paradise Plunder	T31520 (embroidered shirt)	Tommy Bahama Group, Inc.	VAu713-103	2006	Decorative Design
Toast To Libation	Republic of Relaxation / T31521 (embroidered shirt)	Tommy Bahama Group, Inc.	VAu713-102	2006	Decorative Design
Without Reservation	T31516 (embroidered shirt)	Tommy Bahama Group, Inc.	VAu713-101	2006	Decorative Design
Seas The Day	Paradise Rush Hour/ T31518 (embroidered shirt)	Tommy Bahama Group, Inc.	VAu713-100	2006	Decorative Design
MEN’S HOLIDAY 2006
Agave Jungle	(64) TB31349	Tommy Bahama Group, Inc.	VA 1-404-772	2006	Fabric Design
BBO Eskew	(64) TB9382/TB9383	Tommy Bahama Group, Inc.	VA 1-404-756	2006	Fabric Design
Beauty On The Beach	(64) TB9385	Tommy Bahama Group, Inc.	VA 1-404-757	2006	Fabric Design
Bird is The Word	(64) TB9264	Tommy Bahama Group, Inc.	VA 1-404-769	2006	Fabric Design
Brighten Beachy	(64) TB9367	Tommy Bahama Group, Inc.	VA 1-404-762	2006	Fabric Design
Casa De Flora	(64) TB9366	Tommy Bahama Group, Inc.	VA 1-404-763	2006	Fabric Design
Casino Coast	(64) TB31357	Tommy Bahama Group, Inc.	VA 1-404-776	2006	Fabric Design
Dive & Dash	(64) TB9369	Tommy Bahama Group, Inc.	VA 1-404-764	2006	Fabric Design
Early Bird	(64) TB31352	Tommy Bahama Group, Inc.	VA 1-404-750	2006	Fabric Design
Finding Reno	(64) TB9374	Tommy Bahama Group, Inc.	VA 1-404-770	2006	Fabric Design
Fish n Chicks	(64) T9384	Tommy Bahama Group, Inc.	VA 1-404-773	2006	Fabric Design
Grand Prix	(64) TB31362	Tommy Bahama Group, Inc.	VA 1-404-765	2006	Fabric Design
Halelani View	(64) TB31365	Tommy Bahama Group, Inc.	VA 1-404-758	2006	Fabric Design
Hawaiian Garden	(64)TB31111	Tommy Bahama Group, Inc.	VA 1-404-787	2006	Fabric Design
Hibiscus Ahoy	(64) TB31438	Tommy Bahama Group, Inc.	Applied: September 11, 2008	2006	Fabric Design
Hidden Hibiscus	(64) TB31374	Tommy Bahama Group, Inc.	VA 1-404-752	2006	Fabric Design
Hold’em & Fold’em	(64) TB31361	Tommy Bahama Group, Inc.	VA 1-404-751	2006	Fabric Design
Lady Luau	(64) TB31364	Tommy Bahama Group, Inc.	VA 1-404-774	2006	Fabric Design
Lanikal Leaves	(64) TB31367	Tommy Bahama Group, Inc.	VA 1-404-766	2006	Fabric Design

COPYRIGHTS HOLIDAY 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Leaf Me Here	(64) TB31371	Tommy Bahama Group, Inc.	VA 1-404-781	2006	Fabric Design
Malden Monaco	(64) TB31382/T31356	Tommy Bahama Group, Inc.	VA 1-393-468	2006	Fabric Design
Margarita Bloom	(64) TB31355	Tommy Bahama Group, Inc.	VA 1-402-541	2006	Fabric Design
Painted Palms	64 T831351	Tommy Bahama Group, Inc.	VA 1-404-748	2006	Fabric Design
Parrots of the Caribbean	(64) TB31341	Tommy Bahama Group, Inc.	VA 1-404-755	2006	Fabric Design
Place To Be Scene	(64) TB9371	Tommy Bahama Group, Inc.	VA 1-404-760	2006	Fabric Design
Plumeria Palace	(64) TB31358	Tommy Bahama Group, Inc.	VA 1-404-759	2006	Fabric Design
Ponderosa Pineapples	(64) TB31399	Tommy Bahama Group, Inc.	VA 1-404-768	2006	Fabric Design
Rest &Relaxation	(64) TB9377	Tommy Bahama Group, Inc.	VA 1-404-775	2006	Fabric Design
Riviera Racer	(64) TB31359	Tommy Bahama Group, Inc.	VA 1-404-745	2006	Fabric Design
Royal Hibiscus	(64) TB31074	Tommy Bahama Group, Inc.	VA 1-404-753	2006	Fabric Design
Rum Punch	964) TB31343	Tommy Bahama Group, Inc.	VA 1-404-746	2006	Fabric Design
Shore Leave	64 TB31348	Tommy Bahama Group, Inc.	VA 1-404-743	2006	Fabric Design
Sky Hi	(64) TB9368	Tommy Bahama Group, Inc.	VA 1-404-744	2006	Fabric Design
Soul in One	(64) TB9248	Tommy Bahama Group, Inc.	VA 1-404-754	2006	Fabric Design
Spin Cycle	(64) TB9380	Tommy Bahama Group, Inc.	VA 1-404-742	2006	Fabric Design
Toucan Santa	(64) TB31340	Tommy Bahama Group, Inc.	Applied; September 11, 2006	N/A	Fabric Design
Treasure Reef	(64) TB31346	Tommy Bahama Group, Inc.	VA 1-399-044	2006	Fabric Design
Uno, Dos Palms	(64) TB31353	Tommy Bahama Group, Inc.	VA 1-404-771	2006	Fabric Design
Valle Isle	(64) TB31368	Tommy Bahama Group, Inc.	VA 1-404-747	2006	Fabric Design
Veranda Vista	(64) TB31369	Tommy Bahama Group, Inc.	VA 1-399-043	2006	Fabric Design
Walk the Plank	(64) TB31342	Tommy Bahama Group, Inc.	VA 1-402-542	2006	Fabric Design
WOMEN’S HOLIDAY 2006
Bamboo Island	(64) TW60220/TW14210/TW30551	Tommy Bahama Group, Inc.	VAu729-412	2006	Fabric Design
Beautiful Orchid	(64) TW30529	Tommy Bahama Group, Inc.	VAu729-411	2006	Fabric Design
Cherry Blossom Dress	(64) TW60218	Tommy Bahama Group, Inc.	VU729-416	2006	Fabric Design
Cherry Blossom Scarf	(64) TW7226	Tommy Bahama Group, Inc.	VAu734-883	2006	Fabric Design
Cherry Blossom Skirt	(64) TW65131	Tommy Bahama Group, Inc.	VAu729-414	2006	Fabric Design
Ironwork	(64)	Tommy Bahama	VAu734-886	2006	Fabric Design

COPYRIGHTS HOLIDAY 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
	TW30528/TW60557/60227	Group, Inc.
Island Fronds	(64) TW4670	Tommy Bahama Group, Inc.	VAu729-410	2006	Fabric Design
Island Shawdows	(64) TW60224/TW65136	Tommy Bahama Group, Inc.	VAu729-413	2006	Fabric Design
Lattice Border	(64) TW30520	Tommy Bahama Group, Inc.	VAu734-887	2006	Fabric Design
Leaf Bazaar	(64) TW60228/TW 14217/TW65139	Tommy Bahama Group, Inc.	VAu729-409	2006	Fabric Design
Oasis Garden	(64) TW30537/TW60234/TW8282	Tommy Bahama Group, Inc.	VAu734-884	2006	Fabric Design
Palm Mirage	(64) TW60236/TW14230/8282	Tommy Bahama Group, Inc.	VAu734-888	2006	Fabric Design
Sun Orchid	(64) TW65133/TW14209/1W60221	Tommy Bahama Group, Inc.	VAu734-885	2006	Fabric Design

COPYRIGHTS (COMMERCIAL PRINTS) 2006

Copyright Title	Owner	Registration #	Year Registered	Description
The Shady Lady	Tommy Bahama Group, inc;	VAu725-439	2006	Commercial Prints
Cool Breeze Beauty	Tommy Bahama Group; Inc.	VAu725-440	2006	Commercial Prints
Veranda Vixen	Tommy Bahama Group, Inc.	VAu725-441	2006	Commercial Prints
Her Split Decision	Tommy Bahama Group, Inc.	VAu725-442	2006	Commercial Prints
Bandana Beauty	Tommy Bahama Group, Inc.	VAu725-443	2006	Commercial Prints
A Chair Affair	Tommy Bahama Group, Inc.	VAu725-444	2006	Commercial Prints
Casual Moments	Tommy Bahama Group, Inc.	VAu725-445	2006	Commercial Prints
Road Princess	Tommy Bahama Group, Inc.	VAu725-446	2006	Commercial Prints
She’s Camera Ready	Tommy Bahama Group, Inc.	VAu725-447	2006	Commercial Prints
A Man and His Guitar	Tommy Bahama Group, Inc.	VAu725-446	2006	Commercial Prints
Chill Time Denim	Tommy Bahama Group, Inc.	VAu725-449	2006	Commercial Prints
Jeans That Rock!	Tommy Bahama Group, Inc.	VAu725-450	2006	Commercial Prints
The Garden Mirage	Tommy Bahama Group, Inc.	VAu725-451	2006	Commercial Prints

COPYRIGHTS SPRINGS 2007

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
MEN’S SPRING 2007
Amazon Palm	(71) TB31413	Tommy Bahama Group, Inc.	VA 1-399-075	2007	Fabric Design
Carnival Garden	(71) TB31402	Tommy Bahama Group, Inc.	VA 1-404-798	2007	Fabric Design
Channel Surfer	(71) TB9400	Tommy Bahama Group, Inc.	VA 1-399-057	2007	Fabric Design
Copabanana	(71) TB30680	Tommy Bahama Group, Inc.	VA 1-404-790	2007	Fabric Design
Crustacean Formation	(71) TB31445/TB9424	Tommy Bahama Group, Inc.	VA 1-399-064	2007	Fabric Design
Destination Relaxation	(71) TB9399	Tommy Bahama Group, Inc.	VA 1-399-065	2007	Fabric Design
Destination Vacation	(71) TB9411	Tommy Bahama Group, Inc.	VA 1-396-661	2007	Fabric Design
Flora Aura	(71) TB31415	Tommy Bahama Group, Inc.	VA 1-399-079	2007	Fabric Design
Hawaiian Hiatus	(71) TB9408	Tommy Bahama Group, Inc.	VA 1.396-863	2007	Fabric Design
Honey, I Blew Up the Pineapple	(71) TB9418	Tommy Bahama Group, Inc.	VA 1-399-077	2007	Fabric Design
Hula Lookin’ At	(71) TB9391	Tommy Bahama Group, Inc.	VA 1.399-068	2007	Fabric Design
Island Grove	(71) TB31428	Tommy Bahama Group, Inc.	VA 1-404-781	2007	Fabric Design
Jewel of the isle	(71) TB31417	Tommy Bahama Group, Inc.	VA 1.399-058	2007	Fabric Design
Leaful Weapon	(71) TB9397/TB9413	Tommy Bahama Group, Inc.	VA 1-404-782	2007	Fabric Design
Lelz Daze	(71) TB9394	Tommy Bahama Group, Inc.	VA 1-399-059	2007	Fabric Design
Linen Reef	(71) TB31447	Tommy Bahama Group, Inc.	VA 1-398-857	2007	Fabric Design
Luau Sunset	(71) TB31451	Tommy Bahama Group, Inc.	VA 1-399-071	2007	Fabric Design
Lucky Streak	(71) TB9393	Tommy Bahama Group, Inc.	VA 1-399-066	2007	Fabric Design
Lunar Festival	(71) TB31422	Tommy Bahama Group, Inc.	VA 1-399-073	2007	Fabric Design
Mardi Gras Mirage	(71) TB30680	Tommy Bahama Group, Inc.	VA 1-399-070	2007	Fabric Design
Martini Break	(71) TB31432	Tommy Bahama Group, Inc.	VA 1-399-078	2007	Fabric Design
Masquerade Mix	(71) TB31466	Tommy Bahama Group, Inc.	VA 1.399-081	2007	Fabric Design
Miami Heatwave	(71) TB31453	Tommy Bahama Group, Inc.	VA 1-399-056	2007	Fabric Design
Mirage Collage	(71) TB9421	Tommy Bahama Group, Inc.	VA 1-396-858	2007	Fabric Design
Morrow Bay	(71) TB9404	Tommy Bahama Group, Inc.	VA 1-399-061	2007	Fabric Design
Mr. Martini	(71) TB31432	Tommy Bahama Group, Inc.	N/A	Applied: 2/13/07	Fabric Design
Of Koi-ce	(71) TB31418	Tommy Bahama Group, Inc.	VA 1-404-800	2007	Fabric Design
Palm Desert	(71) TB31413	Tommy Bahama	VA 1-398-906	2007	Fabric Design

COPYRIGHTS SPRINGS 2007

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
		Group, Inc.
Palm Flings	(71) TB31403	Tommy Bahama Group, Inc.	VA 1-404-792	2007	Fabric Design
Palm O’Rama	(71) TB9406	Tommy Bahama Group, Inc.	VA 1-399-067	2007	Fabric Design
Palm Springs Postcard	(71) TB31452	Tommy Bahama Group, Inc.	VA 1-404-793	2007	Fabric Design
Pale Palm	(71) TB31456	Tommy Bahama Group, Inc.	VA 1.399-074	2007	Fabric Design
Phuket Palms	(71) TB31422	Tommy Bahama Group, Inc.	VA 1-404-791	2007	Fabric Design
Pineapple Fiesta	(71) TB31450	Tommy Bahama Group, Inc.	VA 1-399-072	2007	Fabric Design
Pineapple Oasis	(71) TB31437	Tommy Bahama Group, Inc.	VA 1-399-062	2007	Fabric Design
Pineapple Splash	(71)T139409	Tommy Bahama Group, Inc.	VA 1-396-882	2007	Fabric Design
Pineapple Tumble	(71) TB31414	Tommy Bahama Group, Inc.	VA 1-399-076	2007	Fabric Design
Poolside Tropics	(71) TB9405	Tommy Bahama Group, Inc.	VA 1-404-778	2007	Fabric Design
Relax Resort	(71) TB9420	Tommy Bahama Group, Inc.	VA 1-396-864	2007	Fabric Design
Retro Palms	(71) TB31401	Tommy Bahama Group, Inc.	VA 1-404-789	2007	Fabric Design
Santa Cruise	(71) TB9402	Tommy Bahama Group, Inc.	VA 1-404-777	2007	Fabric Design
Sea You Lei’ter	(71) TB9390	Tommy Bahama Group, Inc.	VA 1-404-780	2007	Fabric Design
Sip Back and Relax	(71) TB9417	Tommy Bahama Group, Inc.	VA 1-399-859	2007	Fabric Design
Sunset Rally	(71) TB9334	Tommy Bahama Group, Inc.	VA 1-404801	2007	Fabric Design
Tahitian Fields	(71) TB9407	Tommy Bahama Group, Inc.	VA 1-399-069	2007	Fabric Design
Tarpon Bay	(71) TB31422	Tommy Bahama Group, Inc.	VA 1-396-865	2007	Fabric Design
THAI BO	(71) TB31457	Tommy Bahama Group, Inc.	VA 1-399-080	2007	Fabric Design
The Thai That Vines	(71) TB31419	Tommy Bahama Group, Inc.	VA 1-399-080	2007	Fabric Design
Tropic View	(71) TB31435	Tommy Bahama Group, Inc.	VA 1-399-083	2007	Fabric Design
Tropicali	(71) TB9412	Tommy Bahama Group, Inc.	VA 1-396-860	2007	Fabric Design
Yes! Siam	(71) TB31421	Tommy Bahama Group, Inc.	VA 1-404-796	2007	Fabric Design
Men’s and Women’s (TB18 Golf) Spring 2007
Bungalow Blooms	GP108	Tommy Bahama Group, Inc.	VA 1-404-794	2007	Fabric Design
Cope Cabana	GP107	Tommy Bahama Group, Inc.	VA 1-404-779	2007	Fabric Design
Head over Heels	GP283	Tommy Bahama Group, Inc.	VA 1-404-795	2007	Fabric Design
Pool Flower	GP106	Tommy Bahama Group, Inc.	VA 1-404-788	2007	Fabric Design
Sugar Blossom	GP113	Tommy Bahama Group, Inc.	VA 1-404-799	2007	Fabric Design

COPYRIGHTS SPRINGS 2007

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Swizzle Stripe	GP109	Tommy Bahama Group, Inc.	VA 1-404-797	2007	Fabric Design
WOMEN’S SPRING 2007

Capri Coast Dress and Skirt	(71)TBW 30041	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Capri Coast Shirt	(71)TBW30048	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Flora Bora Jacquard	(71)TWYD3012	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Island Canopy	(71)TBW408	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Knot A Floral Halter	(71)TBW30031	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Knot A Floral Shirt	(71)TBW30042	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Knot A Floral Skirt	(71)TBW 30047	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Nautical Anchor	(71)TBW2014SP	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Nautical Crest	(71)TBW2012	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Palm Tree Jungle	(71)TBW30044	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Paradise Hotel Silk Scarf	(71)TBW30030	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Tahitian Sunset	(71)TBW2016	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Terrace Tile	(71)TBW 30043	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Waving Palms	(71)TBW30035/ (71) TBW407/ (71)TBW2017TX	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Welcome to Bermuda Shirt	(71)TBW30034	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design

COPYRIGHTS FALL 2007

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
MEN’S FALL 2007
Apertif	(73) TB31528	Tommy Bahama Group, Inc.	VA 1-416-776	2007	Fabric Design
Bamboo Cove	(73) TB31490		VA 1-416-767	2007	Fabric Design
Batik La Chique	(73) TB31488		VA 1-416-744	2007	Fabric Design
Bordeaux Blooms	(73) TB31496		VA 1-416-756	2007	Fabric Design
Cailstoga Canopy	(73)T1331485		VA 1-416-769	2007	Fabric Design
Coyote Cove	(73) TB31493		VA 1-416-764	2007	Fabric Design
Desert Surf	(73) TB31530		VA 1-416-758	2007	Fabric Design
Dune Garden	(73) TB31531		VA 1-416-774	2007	Fabric Design
Fan Mall	(73) TB9441		VA 1-416-754	2007	Fabric Design
Floral Reflections	(73) TB31504		VA 1-416-752	2007	Fabric Design
Garden of Hope and Courage Fall 07	(73)TB31512		VA 1-416-760	2007	Fabric Design
Hibiscus High Road	(73) TB9426		VA 1-416-761	2007	Fabric Design
Hip Trip	(73) TB9434		VA 1-416-763	2007	Fabric Design
Island Reserve	(73) TB31492		VA 1-416-742	2007	Fabric Design
Late Harvest	(73) TB31486		VA 1-416-779	2007	Fabric Design
Lel’n Around	(73) TB9435		VA 1-416-759	2007	Fabric Design
Maximum Over Chili	(73) TB9428		VA 1-416-748	2007	Fabric Design
Mojito Montage	(73) TB9427		VA 1-416-770	2007	Fabric Design
Muscat Mirage	(73) TB31494		VA 1-416-778	2007	Fabric Design
Pacific Breeze	(73) TB31500		VA 1-416-753	2007	Fabric Design
Palms Unite	(73) TB31495		VA 1-416-741	2007	Fabric Design
Paradise Camp	(73) TB31491		VA 1-416-765	2007	Fabric Design
Party On	(73) TB9447		VA 1-416-750	2007	Fabric Design
Passion for Paradise	(73) TB9440		VA 1-416-762	2007	Fabric Design
Pineapple Row	(73) TB31482		VA 1-416-771	2007	Fabric Design
Que Syrah	(73) TB31527		VA 1-416-748	2007	Fabric Design
Relaxcursion	(73) TB9433		VA 1-416-743	2007	Fabric Design
SeaView Soon	(73) TB9431		VA 1-416-772	2007	Fabric Design
Shade Lounger	(73) TB31503		VA 1-416-776	2007	Fabric Design
Tails of the Sea	(73) TB9414		VA 1-416-755	2007	Fabric Design
Tropical Maze	(73) TB31484		VA 1-416-745	2007	Fabric Design
U’ma Favorite Camp	(73) TB31514		VA 1-416-747	2007	Fabric Design
Vacation Fascination	(73) TB9439		VA 1-416-773	2007	Fabric Design
Valley Floral	(73) TB31507		VA 1-416-766	2007	Fabric Design
Vintage View	(73) TB31499		VA 1-416-777	2007	Fabric Design
Volksdragon	(73) TB9429		VA 1-416-749	2007	Fabric Design
Wake ‘N Bake	(73) TB9437		VA 1-416-757	2007	Fabric Design
(Retail Special)	(73) TB31646		VA 1-416-766	2007	Fabric Design
(Retail Special)	(73) TB31537		VA 1-416-751	2007	Fabric Design
WOMEN’S FALL 2007
Desert Jungle	TBW300700		VA 1-416-751	Pending/Applied For	Fabric Design
Filigree Paisley	TBW300060			Pending/Applied For	Fabric Design
Ink Blossom	TBW30077			Pending/Applied For	Fabric Design
Island Flora	TBW2023			Pending/Applied For	Fabric Design
Madeira Flora	TBW30065			Pending/Applied For	Fabric Design
Madeira Jacquard	TWJ73001			Pending/Applied For	Fabric Design

COPYRIGHTS FALL 2007

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Moonlit Jungle	TBW30059			Pending/Applied For	Fabric Design
Portuguese Medallion	TBW30064			Pending/Applied For	Fabric Design
Tahiti Orchids	TBW30055			Pending/Applied For	Fabric Design
Taravao	TBEM1017			Pending/Applied For	Fabric Design
Temptation Floral	TB30903			Pending/Applied For	Fabric Design
Zanzi Medallion	TBW30063			Pending/Applied For	Fabric Design
Zanzi Paisley	TBW30058			Pending/Applied For	Fabric Design
ARTWORK
Daily Double	T31807 (embroidered shirt)		VAu750-258	2007	Decorative Design
Paradise Nation	T20709 (embroidered sweatshirt)		VAu750-261	2007	Decorative Design
Pelican Cigar	T31769 (embroidered shirt)		VAu750-259	2007	Decorative Design
Pineapple Express	T31715		VAu750-260	2007	Decorative Design

COPYRIGHTS SPRING 2008

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description	Electronic Submission Case #
SPRING 2008 ART WORK
BILL COLLECTOR BAR	TR7012(G)	Tommy Bahama Group,	VAu000957155	2008	ARTWORK	1-4294150
BOARDS OF A FEATHER	TR2146	Tommy Bahama Group,	VAu000957595	2008	ARTWORK
CASTING CALL	T32092	Tommy Bahama Group,	VAu000957209	2008	ARTWORK
DESERT PHOENIX	T32118	Tommy Bahama Group,	VAu000957221	2008	ARTWORK
DESPERTE STEAK KNIVES	TR2145	Tommy Bahama Group,	VAu000957156	2008	ARTWORK
EX PRESIDENTE’ CAMP	732125	Tommy Bahama Group,	VAu000957464	2008	ARTWORK
FISH & CHICKS	TR734	Tommy Bahama Group,	VAu000957154	2008	ARTWORK
FLAMINGO LANES	T31998	Tommy Bahama Group,	VAu000957204	2008	ARTWORK
HULA LOTTA SHAKIN’ TEE	TR2097	Tommy Bahama Group,	VAu000957190	2008	ARTWORK
LOGO STRIPE TOWEL	TR7I2	Tommy Bahama Group,	VAu000957200	2008	ARTWORK
MARLIN LINE-UP	TR794	Tommy Bahama Group,	VAu000957203	2008	ARTWORK
NATURAL BORN GRILLER	TR7001(G)	Tommy Bahama Group,	VAu000957193	2008	ARTWORK
PARADISE DISTILLED	732032	Tommy Bahama Group,	VAu000957208	2008	ARTWORK
PARADISE ON TAP	T32145	Tommy Bahama Group,	VAu000957206	2008	ARTWORK
RIDE’EM COWBOYS	T32121	Tommy Bahama Group,	VAu000957465	2008	ARTWORK
SIGNS OF LIFE	TR2148	Tommy Bahama Group,	VAu000957194	2008	ARTWORK
ST. CROIX LANES	T32074	Tommy Bahama Group,	VAu000957466	2008	ARTWORK
Men’s & Women’s (TB18 GOLF) Sprint 2008
Bahama Bouquet	(81) GP129	Tommy Bahama Group,	VA1-63-996	2008	Fabric Design
Bell of the Ball	(81) GP142	Tommy Bahama Group,	VA1-631-993	2008	Fabric Design
Play Thru Paisley	(81) GP2101	Tommy Bahama Group,	VA1-631-998	2008	Fabric Design
Houndstooth Blooms	(81) GP422	Tommy Bahama Group,	VA1-632-006	2008	Fabric Design
Let’s Par-Tee	(81) GP130	Tommy Bahama Group,	VA1-632-003	2008	Fabric Design
Pretty Birdie	(81) GP2078	Tommy Bahama Group,	VA1-632-005	2008	Fabric Design
Oh Medallion	(81) GP130	Tommy Bahama Group,	VA1-632-004	2008	Fabric Design
Cape Escape	(81) GP2088	Tommy Bahama Group,	VA1-632-525	2008	Fabric Design
Buoyed Up	(81) GP2122	Tommy Bahama Group,	VA1-631-999	2008	Fabric Design
Straight Shooter	(81)GYD2105	Tommy Bahama Group,	VA1-632-523	2008	Fabric Design
MEN’S SPRING 2008
CAMO-MIRAGE	(81) T131221	Tommy Bahama Group,	VA 1632:977	2008	Fabric
SHORE STORIES	(81) TB2977	Tommy Bahama Group,	VA 1-632-976	2008	Fabric
PHUKET PALMS	(81) TB31422	Tommy Bahama Group,	VA 1-632-974	2008	Fabric
WEEKEND AT FERNIES	(81) TB1631	Tommy Bahama Group,	VA 1-632-970	2008	Fabric
FRONDS DE LEON	(81) TB31632/TB9484	Tommy Bahama Group,	VA 1-632-972	2008	Fabric
SLAM DUNK	(81) TB31635	Tommy Bahama Group,	VA 1-632-971	2008	Fabric
BAMBOOZE CRUISE	(81) TB31643	Tommy Bahama Group,	VA I-632-973	2008	Fabric
TECH TAC TOE	(81) TB31646	Tommy Bahama Group,	VA 1-632-975	2008	Fabric
DOWNLOAD STRIPE	(81) TB31648	Tommy Bahama Group,	VA 1-632-978	2008	Fabric
FLOWER POINT	(81) TB31649	Tommy Bahama Group,	VA 1-634.025	2008	Fabric
SPACE & TIME	(81) TB31654	Tommy Bahama Group,	VA 1-634-024	2008	Fabric
TIDE N’ SEEK	(81) TB31656	Tommy Bahama Group,	VA 1-634-02	2008	Fabric
JUST COASTING	(81) TB31657	Tommy Bahama Group,	VA 1-634-022	2008	Fabric
CORAL LEAF	(81) TB31660	Tommy Bahama Group,	VA 1-634-021	2008	Fabric
SUNDAY SIESTA	(81)TB31662	Tommy Bahama Group,	VA 1-634-026	2008	Fabric
DRAG’N RACING	(81) TB31667/TB31707	Tommy Bahama Group,	VA 1-634-020	2008	Fabric
BREEZE FRAME	(81) TB31668	Tommy Bahama Group,	VA 1-634-029	2008	Fabric
KE’IKI BEACH	(81) 1B31670	Tommy Bahama Group,	VA 1-634-028	2008	Fabric
PARADISE LANE	(81) TB31671	Tommy Bahama Group,	VA 1-634-027	2008	Fabric
TAMARINDO	(81)TB31672	Tommy Bahama Group,	VA 1-633-964	2008	Fabric
CALYPSO ISLAND	(81) TB31673	Tommy Bahama Group,	CA 1-633-976	2008	Fabric
SAND-A-LEI	(81) TB1674	Tommy Bahama Group,	VA 1-633-975	2008	Fabric
PAPA ROCKS	(81) TB31676	Tommy Bahama Group,	VA 1-633-974	2008	Fabric
A-GUST-OF FLORAL	(81) TB31680	Tommy Bahama Group,	VA 1-633-973	2008	Fabric
GARDEN OF HOPE AND COURAGE SP 08	(81)TB31681	Tommy Bahama Group,	VA 1-633-972	2008	Fabric
COPY PASTE	(81) TB31689	Tommy Bahama Group,	VA 1-633-971	2008	Fabric
THE REAL MCKOI	(81) TB31691	Tommy Bahama Group,	VA 1-633-970	2008	Fabric
GEORGE FLORA-MAN	(81) TB1766	Tommy Bahama Group,	VA 1-633-968	2008	Fabric
CASA DE CHILL	(81)TB9366	Tommy Bahama Group,	VA 1-633.967	2008	Fabric
FEISTY FIESTA	(81) TB9390	Tommy Bahama Group,	VA 1-633-966	2008	Fabric

COPYRIGHTS SPRING 2008

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description	Electronic Submission Case #
PALM O’RAMA	(81) TB9406	Tommy Bahama Group,	VA 1-633-965	2008	Fabric
RIP SWIRL	(81) TB9408	Tommy Bahama Group,	VA 1-633.959	2008	Fabric
LEI Z BOY	(81) TB9411	Tommy Bahama Group,	VA 1-633-958	2008	Fabric
LEI-ING LOW	(81) TB9435	Tommy Bahama Group,	VA 1-633-956	2008	Fabric
ALL SHOOK UP	(81) T89451	Tommy Bahama Group,	VA 1-633-954	2008	Fabric
CABO SAN LOCO	(81) TB9457	Tommy Bahama Group,	VA 1-633-953	2008	Fabric
ANTONIO BANDANA	(81) TB9459	Tommy Bahama Group,	VA 1-633-950	2008	Fabric
HU-LA-LA	(81) TB9482	Tommy Bahama Group,	VA 1-633-960	2008	Fabric
PANAME CITY PAISLEY	(81) TB9483	Tommy Bahama Group,	VA I-633.951	2008	Fabric
GIN ATOMIC	(81)TB9484/TB31632	Tommy Bahama Group,	VA 1-633-949	2008	Fabric
CANNON BEACH	(81) TB9485	Tommy Bahama Group,	VA 1:633-948	2008	Fabric
IN A PINCH	(81)TB9486	Tommy Bahama Group,	VA 1-633-946	2008	Fabric
HANALEI BEACH	(81)TB9490	Tommy Bahama Group,	VA 1-633-955	2008	Fabric
THE LEI DOWN	(81) TB9492	Tommy Bahama Group,	VA 1433-182	2008	Fabric
WHERE’S THE REEF?	(81) TB9493	Tommy Bahama Group,	VA 1-633-172	2008	Fabric
SAKI TO ME	(81)TB9496	Tommy Bahama Group,	VA 1-633-173	2008	Fabric
LEI ALL DAY	(81)TB9497	Tommy Bahama Group,	VA 1-633-174	2008	Fabric
FLOATATION ADVICE	(81) TB9498	Tommy Bahama Group,	VA 1-633-176	2008	Fabric
HAVANA CABANA	(81) T89502	Tommy Bahama Group,	VA 1-633-181	2008	Fabric
HIBACHI HIBISCUS	(81) TB9503	Tommy Bahama Group,	VA 1-633-177	2008	Fabric
GRILL BILL	(81) TB9504	Tommy Bahama Group,	VA 1-633-178	2008	Fabric
LEIING & DRINKING	(81) TB9507	Tommy Bahama Group,	VA 1-633-179	2008	Fabric
HAROLD & MOD	(81) TB9508	Tommy Bahama Group,	VA 1-633-180	2008	Fabric
PALM CRUISE	(81) TB9512	Tommy Bahama Group,	VA 1-633-175	2008	Fabric
WOMEN’S SPRING 2008
LATTICE GEO	TBW2062	Tommy Bahama Group,	Vau 961-548	2008	Fabric	1-47905391
ZEBRA PRINT	TBW30148	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design	1-47905433
DAMASK PRINT	TBW30118	Tommy Bahama Group,	Vau 961-533	2008	Fabric	1-47905465
BALINESE BREEZE	TBW2058	Tommy Bahama Group,	Vau 961-539	2008	Fabric	1-47905497
BLACK PASSION	TBW30112	Tommy Bahama Group,	Vau 961-512	2008	Fabric	1-47905529
PASSION PAISLEY	TBW30109	Tommy Bahama Group,	Vau 961-535	2008	Fabric	1-47905561
70’S FLORAL DRESS	TBW2050	Tommy Bahama Group,	Vau 961-547	2008	Fabric	1-47903593
70’S FLORAL SLEEVELESS	TBW30110	Tommy Bahama Group,	you 961-538	2008	Fabric	1-47905625
70’S FLORAL PRINT SCARF	TBW30144	Tommy Bahama Group,	Vau 961-528	2008	Fabric	1-47905660
FLORAL SPRAY SHIRT	TBW30124	Tommy Bahama Group,	Vau 961-544	2008	Fabric	1-47905692
RIBBON FLORAL	TBW30125	Tommy Bahama Group,	Vau 961-546	2008	Fabric	147905724
HONOLULU FLORAL	TBW2060	Tommy Bahama Group,	Vau 961-531	2008	Fabric	1-47905756
PARADISE FLORAL	TBW30146	Tommy Bahama Group,	Vau 961-516	2008	Fabric	1-47905788
CHAIN PRINT	TBW2051	Tommy Bahama Group,	Vau 961-549	2008	Fabric	1-47905820
KNOT A PLAID	TBW30131	Tommy Bahama Group,	Rejected	2008	Fabric	1-47905852
BAMBOO BEACH	TBW30143	Tommy Bahama Group,	Vau 961-530	2008	Fabric	1-47905884
MOD FLORAL	TBW30133	Tommy Bahama Group,	Vau 961.514	2008	Fabric	1-47952116
LAGUNA VINE	TBW2052	Tommy Bahama Group,	Vau 961-529	2008	Fabric	1-47952148
SUMMER SOLSTICE	TBW30136	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design	147952180
TROPICAL TRELLIS STRIPE	TBW30116	Tommy Bahama Group,	Vau 961-517	2008	Fabric	1-47952212
SUN DAZE	TBW30137	Tommy Bahama Group,	Vau 961-537	2008	Fabric	1-47952244
ZUMA LEAF	TBW2059	Tommy Bahama Group,	Vau 961-532	2008	Fabric	1-47952276
CHAIN LINK GEO	TBW2081	Tommy Bahama Group,
TEXTURED LEAF	713W 2082 TV 60514	Tommy Bahama Group, Inc.			Fabric Design
SPA LEAF	TBW2083 TV 20230 TV 60513	Tommy Bahama Group, Inc.			Fabric Design

COPYRIGHTS FALL 2008

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description	Electronic Submission Case #
FALL 2008; MEN’S ART WORK
BAREFOOT BAR	TR2178	Tommy Bahama Group, Inc.			Decorative Design	1-4294150
MARLIN MAYHEM	TR7036	Tommy Bahama Group, Inc.			Decorative Design
PINA EXPRESS	TR7031	Tommy Bahama Group, Inc.			Decorative Design
THE OVAL OFFICE	TR2064	Tommy Bahama Group, Inc.			Decorative Design
DOWN SHIFT	TR2177/TR7022	Tommy Bahama Group, Inc.			Decorative Design
BULL SHOT LOUNGE	T32274	Tommy Bahama Group, Inc.			Decorative Design
JUST ANOTHER DAY IN PARADISE	T32148	Tommy Bahama Group, Inc.			Decorative Design
FLAGS OF LEISURE	T32281	Tommy Bahama Group, Inc.			Decorative Design
FALL 2008 MEN’S - TOMMY BAHAMA/RELAX PRINTS
FRONT & ZENTER	(83) TBYD3534	Tommy Bahama Group, Inc.			Fabric Design
BIG SUR	(83) TB31781	Tommy Bahama Group, Inc.			Fabric Design
STAIRWAY TO PARADE	(83) TB31738	Tommy Bahama Group, Inc.			Fabric Design
CANOPY MIST	(83) TB31742	Tommy Bahama Group, Inc.			Fabric Design
ZENTER OF THE UNIVERSE	(83) TB31784	Tommy Bahama Group, Inc.			Fabric Design
BIG LEAGUE	(83) TB31796	Tommy Bahama Group, Inc.			Fabric Design
TROPICAL LANES	(83) TB31775	Tommy Bahama Group, Inc.			Fabric Design
PARADISE BOWL	(83) TB31752	Tommy Bahama Group, Inc.			Fabric Design
SUITE DEAL	(83) TB31749	Tommy Bahama Group, Inc.			Fabric Design
SUNDIAL	(83) TB31764	Tommy Bahama Group, Inc.			Fabric Design
PAISLEY PLAZA	(83) TB31791	Tommy Bahama Group, Inc.			Fabric Design
HAVANA PALM	(83) TB31763	Tommy Bahama Group, Inc.			Fabric Design
LEAF ME IN PARADISE	(83) TB31761	Tommy Bahama Group, Inc.			Fabric Design
BIRDS GONE WILD	(83) TB31776	Tommy Bahama Group, Inc.			Fabric Design
DIVINE LIFE	(83) TB31748	Tommy Bahama Group, Inc.			Fabric Design
BILLIONAIRE’S PARADISE	(83) TB31747	Tommy Bahama Group, Inc.			Fabric Design
PINEAPPLE BRIGADE	(83) TB31751	Tommy Bahama Group, Inc.			Fabric Design
RELAX NATION	(83) TB31787	Tommy Bahama Group, Inc.			Fabric Design
BOB GRILLIN’/BOB CHILLIN	(83) TB3990/TB	Tommy Bahama Group, Inc.			Fabric Design
LAFERN AND SHIRLEY	(83) TB9533	Tommy Bahama Group, Inc.			Fabric Design
PARADISE PLUMES	(83) TB9516	Tommy Bahama Group, Inc.			Fabric Design
GEO JAM	(83) TB9258	Tommy Bahama Group, Inc.			Fabric Design
SWIRL OF MY DREAMS	(83) TB9523	Tommy Bahama Group, Inc.			Fabric Design
WHOLE LOTTA HULA	(83) TB31797	Tommy Bahama Group, Inc.			Fabric Design
IT TAKES A CHILLAGE	(83) TB9539	Tommy Bahama Group, Inc.			Fabric Design
ONCE IN A LEAFTIME	(83) TB9520	Tommy Bahama Group, Inc.			Fabric Design
HIDE AND BATIK	(83) TB9527	Tommy Bahama Group, Inc.			Fabric Design
GEO RETRO	(83) TB9544	Tommy Bahama Group, Inc.			Fabric Design
PETAL TO THE METAL	(83) TB9543	Tommy Bahama Group, Inc.			Fabric Design
PIMP MY SIDE	(83) TB9545	Tommy Bahama Group, Inc.			Fabric Design
LAS PALMAS	(83) TB9534	Tommy Bahama Group, Inc.			Fabric Design
B-I-N-GEO	(83) TB9536	Tommy Bahama Group, Inc.			Fabric Design
LAW& BORDER	(83) TB9510	Tommy Bahama Group, Inc.			Fabric Design
TRACES OF THE SEA	(83) TB9524	Tommy Bahama Group, Inc.			Fabric Design
Men’s & Women’s (TB 18 GOLF) Fall 2008
LOOP ME IN	(83) GWP152	Tommy Bahama Group, Inc.			Fabric Design
SASSIE LASSIE	(83) GWP149	Tommy Bahama Group, Inc.			Fabric Design
FLORAL IMPRESSION	(83) GWP2208	Tommy Bahama Group, Inc.			Fabric Design
FIREWORKS	(83) GWP2191	Tommy Bahama Group, Inc.			Fabric Design
GROVIN BABY	(83) GWP156	Tommy Bahama Group, Inc.			Fabric Design
MY LADY PAISLEY	(83) GWP157	Tommy Bahama Group, Inc.			Fabric Design
GO CARGOI	(83) GWP161	Tommy Bahama Group, Inc.			Fabric Design
HOYTIE-TOYIE	(83) GWP2175	Tommy Bahama Group, Inc.			Fabric Design
LADY LOFT	(83) GWP154	Tommy Bahama Group, Inc.			Fabric Design
SWEET CONFETTI	(83) GWP2171	Tommy Bahama Group, Inc.			Fabric Design
PICCADILLY PLACE	(83) GWP2185	Tommy Bahama Group, Inc.			Fabric Design
FEATHERIE DOTS	(83) GWP2172	Tommy Bahama Group, Inc.			Fabric Design
DECO DAME	(83) GWP2202	Tommy Bahama Group, Inc.			Fabric Design
BIRDIE OF PARADISE	(83) GWP2179	Tommy Bahama Group, Inc.			Fabric Design
WOMEN’S 2008

COPYRIGHTS FALL 2008

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description	Electronic Submission Case #
MOREA GOE	TBW 2072	Tommy Bahama Group, Inc.			Fabric Design
BALINESE DREAMS	TBW30150	Tommy Bahama Group, Inc.			Fabric Design
TAHITIAN PALMS (leaf)	TBW 2078	Tommy Bahama Group, Inc.			Fabric Design	DRESS
TAHITIAN PALMS (geo)	TBW 2079 TBW 3155 TW 14500	Tommy Bahama Group, Inc.			Fabric Design	BORDER
PARADISE MEDALLION	TW 8403	Tommy Bahama Group, Inc.			Fabric Design
PARADISE MEDALLION	TBW 30156 TBW 2069	Tommy Bahama Group, Inc.			Fabric Design
COCOA PALMS	TW 65321	Tommy Bahama Group, Inc.			Fabric Design
COCOA PALMS	TBW 424	Tommy Bahama Group, Inc.			Fabric Design
SOUTH SEAS GEO	TBW 2073	Tommy Bahama Group, Inc.			Fabric Design
ROAD TO BALI	TBW 2077	Tommy Bahama Group, Inc.			Fabric Design
INDONESIAN PAISLEY	TBW 30160	Tommy Bahama Group, Inc.			Fabric Design
SUMATRA MEDALLION	TBW30152 TBW 30171	Tommy Bahama Group, Inc.			Fabric Design
COCO PLAYA PAISLEY	TW 7379 TBW 30164 TW 60496	Tommy Bahama Group, Inc.			Fabric Design
BARBADOS GEO	TW30904 TBW 2075 TW 20209	Tommy Bahama Group, Inc.			Fabric Design
MONTSERRAT	TBW418	Tommy Bahama Group, Inc.			Fabric Design

PATENTS

US Patent Application No. 11/590,690 Stain Resistant Interlining for Clothing; filed October 31, 2006 by Oxford Industries, Inc.

US Provisional Application No. 60/947,507 Shirt with Woven Pleats; filed July 2, 2007 by Oxford Industries, Inc.; Conversion application filed July 2, 2008.

US Oxford Industries, Inc. Trademarks

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	No.	Status	Agent
Client	File Reference	Next Renewal Date	Reg. Date	No.	Sub Status	Supervisor
CATTLEMAN

Oxford Industries, Inc.	CATTLEMAN	United States of America	Dec 4 1989	74007488	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	606	Jul 10 1990	Jul 10 2010	1605723		Mary Margaret Heaton

Class	25
Goods	CLOTHING AND SPORTSWEAR, NAMELY JEANS AND SHIRTS

Oxford Industries, Inc.	CATTLEMAN	United States of America	Mar 1 1991	74143636	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	599	Nov 10 2012	Nov 10 1992	1731204		Mary Margaret Heaton

Class	25
Goods	men’s shirts, pants and jackets

COUNTRY CHARMERS

Oxford Industries, Inc.	COUNTRY CHARMERS	United States of America	Mar 5 1991	74144591	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	596	May 5 2012	May 5 1992	1685405		Mary Margaret Heaton

Class	25
Goods	casual clothing; namely, ladies western dresses and skirts, blouses and shirts

CUMBERLAND OUTFITTERS

Oxford Industries, Inc.	CUMBERLAND OUTFITTERS	United States of America	Jun 16 1995	74689426	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	555	Jan 14 2017	Jan 14 1997	2031132	renewed	Mary Margaret Heaton

Class	25
Goods	men’s shirts

ELY

Oxford Industries, Inc.	ELY	United States of America	Dec 22 1971	72410888	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	731	Mar 13 2013	Mar 13 1973	0955223		Mary Margaret Heaton

Class	25
Goods	SHIRTS (SPORT, DRESS, WESTERN, WORK), PAJAMAS, ROBES, UNDERWEAR, SWEAT SHIRTS, SWIMWEAR, PANTS, JACKETS, JEANS, OVERALLS AND WORK CLOTHING

Class	39
Goods

ELY CASUALS

Oxford Industries, Inc.	ELY CASUALS	United States of America	Jul 6 2001	76280826	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	534	Apr 1 2013	Apr 1 2003	2703121	renewed	Mary Margaret Heaton

Class	25
Goods	Men’s and Boys shirts

ELY DIAMOND

Oxford Industries, Inc.	ELY DIAMOND	United States of America	Mar 1 1991	74143649	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	598	Jun 2 2012	Jun 2 1992	1690259		Mary Margaret Heaton

Class	25
Goods	men’s and boys shirts

ELY PLAINS

Oxford Industries, Inc.	ELY PLAINS	United States of America	Mar 4 1991	74143774	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	597	Feb 4 2012	Feb 4 1992	1674367		Mary Margaret Heaton

Class	25
Goods	western shirts and pants for ladies, girls and men

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	No.	Status	Agent
Client	File Reference	Next Renewal Date	Reg. Date	No.	Sub Status	Supervisor

Logo (O Needle)

Oxford Industries, Inc.	Logo (O Needle)	United States of America	Jun 24 1988	73736283	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	613	Aug 1 2009	Aug 1 1989	1550250		Mary Margaret Heaton

Class	25
Goods	WEARING APPAREL, NAMELY; SWEATERS, SHIRTS AND JACKETS

1

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	No.	Status	Agent
Client	File Reference	Next Renewal Date	Reg. Date	No.	Sub Status	Supervisor

2 DRY

Oxford Industries, Inc.	2 DRY	United States of America	Oct 26 2006	77029735	Pending
	1129				Allowance issued	Mary Margaret Heaton

Class	25
Goods	SHIRTS

ACTION ARM

Oxford Industries, Inc.	ACTION ARM	United States of America	Jul 7 2003	76530257	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	523	Mar 15 2015	Mar 15 2005	2933803		Mary Margaret Heaton

Class	25
Goods	Men’s Shirts

APPAREL FOR OUR EARTH

Oxford Industries, Inc.	APPAREL FOR OUR EARTH	United States of America	Apr 24 2008	77456916	Pending
	1392				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHIRTS

BLOCKPOINT

Oxford Industries, Inc.	BLOCKPOINT	United States of America	Mar 21 2006	78842247	Pending
	1037				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHIRTS

1

BUILT TO PERFORM

Oxford Industries, Inc.	BUILT TO PERFORM	United States of America	May 19 2005	78633101	Registered
	919	Dec 25 2017	Dec 25 2007	3360498	Allowance issued	Mary Margaret Heaton

Class	25
Goods	Men’s golf shirts and outerwear

COLLEGIATE FIT

Oxford Industries, Inc.	COLLEGIATE FIT	United States of America	Jan 19 2006	78794558	Registered FIT
	1019	Mar 25 2018	Mar 25 2008	3403259	Allowance issued	Mary Margaret Heaton

Class	25
Goods	SHIRTS

COOL LUX

Oxford Industries, Inc.	COOL LUX	United States of America	Aug 9, 2005	78688231	Pending
	987				Allowance issued	Mary Margaret Heaton	Cool Lux

Class	25
Goods	Shirts

CYE

Oxford Industries, Inc.	CYE	United States of America	Dec 5 2006	77057198	Pending
	1139				allow to lapse	Mary Margaret Heaton	CYE

Class	25
Goods	Shirts

EASY MOTION

Oxford Industries, Inc.	EASY MOTION	United States of America	Jul 7 2003	76530258	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	522	Aug 9 2015	Aug 9 2005	2983655		Mary Margaret Heaton

Class	25

2

Goods	Men’s Shirts

ECO COT

Oxford Industries, Inc.	ECO COT	United States of America	Jul 17 2006	78930686	Pending
	1055				Allowance issued	Mary Margaret Heaton	Eco Cot

Class	25
Goods	CLOTHING: NAMELY DRESS SHIRTS, KNIT SHIRTS

ENERGY SAVING

Oxford Industries, Inc.	ENERGY SAVING	United States of America	Jun 21 2007	77211576	Pending
	1307				Allowance issued	Mary Margaret Heaton	Energy Saving

Class	25
Goods	SHIRTS

ENERGY SAVING APPAREL

Oxford Industries, Inc.	ENERGY SAVING APPAREL	United States of America	Apr 24 2006	77456907	Pending
	1391					Mary Margaret Heaton	Energy Saving Apparel

Class	25
Goods	SHIRTS

ETI

Oxford Industries, Inc.	ETI	United States of America	Jul 25 2006	78936956	Pending
	1057				Published	Mary Margaret Heaton	ETI

Class	25
Goods	SHIRTS

3

FROM THE LINKS TO LIFE

Oxford Industries, Inc.	FROM THE LINKS TO LIFE	United States of America	Jul 10 2007	77225569	Pending
	1335				Newly Filed	Mary Margaret Heaton	From the Links to Life

Class	25
Goods	SHIRTS

GO COLD WATER

Oxford Industries, Inc.	GO COLD WATER	United States of America	Jul 1 2008	77512518	Pending
	1408				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHIRTS

KONA WIND

Oxford Industries, Inc.	KONA WIND	United States of America	Aug 18 2005	78695361	Registered
	986	Aug 21 2017	Aug 21 2007	3283679	Allowance issued	Mary Margaret Heaton	Kona Wind

Class	25
Goods	Boardshorts; Shirts, Swimsuits

Oxford Industries, Inc.	KONA WIND	United States of America	July 21 2006	78934580	Pending
	1056				Published	Mary Margaret Heaton	Kona Wind

Class	24
Goods	FABRICS: NAMELY BED SHEETS; BED SKIRTS; BED SPREADS; PILLOW CASES

LINELOCK

Oxford Industries, Inc.	LINELOCK	United States of America	Dec 8 2003	78337590	Registered	Oxford Industries, Inc.	LINELOCK
Oxford Industries, Inc.	501	Jul 12 2015	Jul 12 2005	2968666		Mary Margaret Heaton

Class	25
Goods	MEN’S SHIRTS

4

LINKS TECH

Oxford Industries, Inc.	LINKS TECH	United States of America	Apr 27 2000	76035853	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	537	Jan 8 2012	Jan 8 2002	2528587		Mary Margaret Heaton

Class	25
Goods	Men’s shirts

LIQUID SILK

Oxford Industries, Inc.	LIQUID SILK	United States of America	Jul 7 2003	76530259	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	521	Aug 21 2017	Aug 21 2007	3283345	Allowance Issued	Mary Margaret Heaton

Class	25
Goods	Men’s Shirts

LUX CARE

Oxford Industries, Inc.	LUX CARE	United States of America	Jan 8 2007	7707776	Pending
	1245				Published	Mary Margaret Heaton	Lux Care

Class	25
Goods	SHIRTS

METRO LONDON

Oxford Industries, Inc.	METRO LONDON	United States of America	Jan 7 2008	77365404	Pending
	1370				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHIRTS

Oxford Industries, Inc.	METRO LONDON	United States of America	Jan 7 2008	77365412	Pending
	1371				Newly Filed	Mary Margaret Heaton

Class	18
Goods	LUGGAGE

5

MICRO CURE

Oxford Industries, Inc.	MICRO CURE	United States of America	May 3 2007	77172009	Pending
	1257				Allowance issued	Mary Margaret Heaton	Micro cure

Class	25
Goods	SHIRTS

OCEAN PEACH

Oxford Industries, Inc.	OCEAN PEACH	United States of America	Jul 17 2006	78930737	Pending
	1053				Newly Filed	Mary Margaret Heaton	Ocean Peach

Class	25
Goods	CLOTHING: NAMELY DRESS SHIRTS; KNIT SHIRTS

PERMA SHAPE COLLAR

Oxford Industries, Inc.	PERMA SHAPE COLLAR	United States of America	Jun 25 2007	77214125	Pending
	1308				Allowance issued	Mary Margaret Heaton	Perma Shape Collar

Class	25
Goods	SHIRTS

PINE FAB

Oxford Industries, Inc.	PINE FAB	United States of America	Jul 17 2005	78930732	Pending
	1054				Published	Mary Margaret Heaton	Pine Fab

Class	25
Goods	CLOTHING: NAMELY DRESS SHIRTS; KNIT SHIRTS

6

POWER SWING

Oxford Industries, Inc.	POWER SWING	United States of America	Aug 13 2003	76540278	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	520	Aug 9 2015	Aug 9 2005	2983674		Mary Margaret Heaton

Class	25
Goods	Men’s Shirts

RING FREE

Oxford Industries, Inc.	RING FREE	United States of America	Sep 30 2005	78723934	Registered
	995		May 1 2007	3236105	Published	Mary Margaret Heaton	Ring Free
Class	25
Goods	SHIRTS

SHIRT FREE

Oxford Industries, Inc.	SHIRT FREE	United States of America	Jul 10 2007	77225563	Pending
	1334				Newly Filed	Mary Margaret Heaton	Shirt Free

Class	25
Goods	SHIRTS

SHIRT GUARD

Oxford Industries, Inc.	SHIRT GUARD	United States of America	Aug 28 2006	78961454	Pending
	1060				Allowance issued	Mary Margaret Heaton	Shirt Guard

Class	25
Goods	SHIRTS

TECHNO DRY

Oxford Industries, Inc.	TECHNO DRY	United States of America	Aug 24 2006	78959315	Registered
	1062	Jun 26 2017	Jun 26 2007	3256429	Published	Mary Margaret Heaton	Techno Dry

Class	25

7

Goods	CLOTHING NAMELY SHIRTS

THE LIFETIME COLLAR

Oxford Industries, Inc.	THE LIFETIME COLLAR	United States of America	Sep 27 2002	76454877	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	513	Jan 13 2014	Jan 13 2004	2805640		Mary Margaret Heaton

Class	25
Goods	Men’s and Boy’s shirts

TRANQUILITY BAY

Oxford Industries, Inc.	TRANQUILITY BAY	United States of America	Jul 16 2007	77230084	Pending
	1337				Allowance issued	Mary Margaret Heaton	Tranquility Bay

Class	24
Goods	BEN LINEN; BED SKIRTS; BED SPREADS; BED BLANKETS; BATH SHEETS; BATH TOWELS

Oxford Industries, Inc.	TRANQUILITY BAY	United States of America	Jul 16 2007	77230085	Pending
	1336				Allowance issued	Mary Margaret Heaton	Tranquility Bay

Class	18
Goods	LUGGAGE

Oxford Industries, Inc.	TRANQUILITY BAY	United States of America	Jun 17 2004	78436790	Pending
Oxford Industries, Inc.	798				Allowance issued	Mary Margaret Heaton	Tranquility Bay

Class	25
Goods	MEN’S AND WOMEN’S WEARING APPAREL

TRUST THE TRADITION

Oxford Industries, Inc.	TRUST THE TRADITION	United States of America	Mar 12 2007	77128003	Registered
	1241		Apr 1 2018	3406287	Published	Mary Margaret Heaton	Trust the Tradition

Class	25
Goods	SHIRTS

8

VERI COOL

Oxford Industries, Inc.	VERI COOL	United States of America	Apr 3 2006	78852562	Pending
	1038				Published	Mary Margaret Heaton	Veri Cool

Class	25
Goods	SHIRTS

VERI COOL BE ACTIVE STAY COOL

Oxford Industries, Inc.	VERI COOL BE ACTIVE STAY COOL	United States of America	Dec 20 2004	78535285	Registered
Oxford Industries, Inc.	869		Dec 13 2015	3028941	Published	Mary Margaret Heaton

Class	25
Goods	Men’s Shirts

WIND GEAR

Oxford Industries, Inc.	WIND GEAR	United States of America	Jul 7 2003	76530255	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	525	Sep 6 2015	Sep 6 2005	2992885	Allowance issued	Mary Margaret Heaton

Class	25
Goods	Men’s Shirts

WIND GEAR

Oxford Industries, Inc.	WIND GEAR	United States of America	Jul 7 2003	76530256	Pending	Oxford Industries, Inc.
Oxford Industries, Inc.	524					Mary Margaret Heaton

Class	25
Goods	Men’s Shirts

9

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	No.	Status	Agent
Client	File Reference	Next Renewal Date	Reg. Date	No.	Sub Status	Supervisor

GOLF TECH

Oxford Industries, Inc.	GOLF TECH	United States of America	Feb 15 2007	77107992	Pending
	1238				Suspended	Mary Margaret Heaton	GOLF TECH

Class	25
Goods	GOLF SHIRTS

GREEN CARE

Oxford Industries, Inc.	GREEN CARE	United States of America	Sep 25 2007	77288659	Pending
	1350				Allowance issued	Mary Margaret Heaton	Green Care

Class	15
Goods	SHIRTS

HOLBROOK

Oxford Industries, Inc.	HOLBROOK	United States of America	Feb 7 1969	72318672	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	736	Aug 3 2011	Aug 3 1971	0917690		Mary Margaret Heaton

Class	25
Goods	Men’s and Boy’s Shirts
Class	39
Goods

Logo (O Golf Shield)

Oxford Industries, Inc.	Logo (O Golf Shield)	United States of America	Oct 16 2003	76551594	Pending	Oxford Industries, Inc.
Oxford Industries, Inc.	512				Published	Mary Margaret Heaton

Class	25
Goods	MEN’S CLOTHING, SPORTSWEAR AND CASUAL WEAR; NAMELY GOLF SHIRTS, T-SHIRTS, PANTS, SPORT SHORTS, WALK SHORTS, JACKETS, SWEATERS, HATS, AND VISORS

1

OXFORD GOLF

Oxford Industries, Inc.	OXFORD GOLF	United States of America	May 20 2003	76519622	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	526	Nov 15 2015	Nov 15 2005	3014444		Mary Margaret Heaton	Oxford Golf

Class	25
Goods	men’s shirts, sweaters, vests and shorts

Oxford Golf Collection

Oxford Industries, Inc.	Oxford Golf Collection	United States of America	Dec 5 2005	78766553	Registered
	1015	Mar 18 2018	Mar 18 2008	3399710	Allowance issued	Mary Margaret Heaton	Oxford Golf Collection

Class	25
Goods	Pants, shirts, sweaters

OXFORD SHIRTINGS

Oxford Industries, Inc.	OXFORD SHIRTINGS	United States of America	May 18 1988	73729102	Registered
	809	Nov 5 2011	Nov 5 1991	1663863	renewed	Mary Margaret Heaton

Class	25
Goods	Wearing Apparel; Namely jackets, sweaters and shirts

OXFORD SHIRTMAKERS

Oxford Industries, Inc.	OXFORD SHIRTMAKERS	United States of America	Dec 18 1987	73701682	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	618	Sep 12 2009	Sep 12 1989	1555819		Mary Margaret Heaton

Class	25
Goods	MEN’S AND BOYS’ DRESS SHIRTS AND SPORT SHIRTS

2

OXFORD SPORT

Oxford Industries, Inc.	OXFORD SPORT	United States of America	Oct 30 2003	78320894	Pending	Oxford Industries, Inc.
Oxford Industries, Inc.	502					Mary Margaret Heaton

Class	25
Goods	men’s shirts

3

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	No.	Status	Agent
Client	File Reference	Next Renewal Date	Reg. Date	No.	Sub Status	Supervisor

SOLITUDE

Oxford Industries, Inc.	SOLITUDE	United States of America	Jun 5 1998	75496966	Registered
	994	Sep 12 2010	Sep 12 2000	2386201		Mary Margaret Heaton

Class	25
Goods

CLOTHING; NAMELY, T-SHIRTS, SWEATSHIRTS, SWEAT PANTS, PANTS, TANK TOPS, JERSEYS, SHORTS, PAJAMAS, SPORT SHIRTS, SWEATERS, NIGHTSHIRTS, WARM-UP SUITS, JACKETS, PARKAS, COATS, SWIM TRUNKS, BEACHWEAR, SWIM WEAR, WET SUITS, POLO SHIRTS, RUGBY SHIRTS, BODY SUITS, JOGGING SUITS, ROBES, GOLF SHIRTS, UNIFORMS, JEANS, SOCKS, FOOTWEAR, UNDERWEAR, MEN’S BRIEFS, BOXER SHORTS, GLOVES, HEAD WEAR, CAPS, HATS, SLEEP WEAR, HEADBANDS, WRISTBANDS, SWEAT BANDS, NECKTIES, BELTS, ATHLETIC FOOTWEAR AND FOOTWEAR

Oxford Industries, Inc.	SOLITUDE	United States of America	Mar 12 2007	77127976	Pending
	1242				Published	Mary Margaret Heaton	Solitude

Class	18
Goods	LUGGAGE

Oxford Industries, Inc.	SOLITUDE	United States of America	Jul 17 2006	78931273	Pending
	1052				Newly Filed	Mary Margaret Heaton	Solitude

Class	25
Goods	FOOTWEAR

Oxford Industries, Inc.	SOLITUDE	United States of America	Aug 15 2006	78952176	Pending
	1059				Published	Mary Margaret Heaton	Solitude

Class	18
Goods	HANDBAGS

Class	25
Goods	LEATHER BELTS

1

Oxford Industries, Inc.	SOLITUDE	United States of America	Aug 28 2006	78961454	Pending
	1061				Published	Mary Margaret Heaton	Solitude

Class	25
Goods

CLOTHING-NAMELY: BODY SUITS, BOXER SHORTS, BRIEFS, COATS, HEADBANDS, JEANS, JOGGING SUITS, LEATHER BELTS, NECKTIES, NIGHT SHIRTS, PAJAMAS, PARKAS, ROBES, RUGBY TOPS, SLEEPWEAR, SOCKS, TANK TOPS, UNDERWEAR, WARM UP SUITS; WET SUITS

Oxford Industries, Inc.	SOLITUDE	United States of America	Sep 13 2006	78973821	Pending
	1078				Published	Mary Margaret Heaton	SOLITUDE

Class	3
Goods

BODY AND BEAUTY CARE COSMETICS; BODY SPRAY USED AS A PERSONAL DEODORANT AND AS FRAGRANCE; COSMETIC CREAMS FOR SKIN CARE; DEODORANTS FOR BODY CARE; FRAGRANCES FOR PERSONAL USE; HAIR CARE CREAMS; HAIR CARE LOTIONS; HAIR CONDITIONER; HAIR CREAMS; HAIR LOTIONS; HAIR SHAMPOO; HAIR SPRAY; HAIR STYLING GEL; HAIR STYLING SPRAY; LOTIONS FOR FACE AND BODY CARE; NON-MEDICATED LIP CARE PREPARATIONS; SOAPS FOR BODY CARE; SUN CARE LOTIONS

SOLITUDE S

Oxford Industries, Inc.	SOLITUDE S	United States of America	Oct 31 2005	78743726	Pending
	999				Suspended	Mary Margaret Heaton

Class	25
Goods	PANTS, SHIRTS, SHORTS

2

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	No.	Status	Agent
Client	File Reference	Next Renewal Date	Reg. Date	No.	Sub Status	Supervisor

BILLY LONDON

Oxford Industries, Inc.	BILLY LONDON	United States of America	Nov 16 2004	78517495	Registered
	888	Aug 22 2016	Aug 22 2006	3134172	Allowance issued	Mary Margaret Heaton

Class	25
Goods	Men’s suites, sportcoats and pants

CHRISTOPHER HUNT

Oxford Industries, Inc.	CHRISTOPHER HUNT	United States of America	Aug 7 1987	73676999	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	624	Jan 31 2009	Jan 31 1989	1522687		Mary Margaret Heaton

Class	25
Goods	MEN’S AND BOY’S SUITS, SLACKS, SPORTCOATS AND VESTS

CROP & SADDLE

Oxford Industries, Inc.	CROP & SADDLE	United States of America	Jul 11 1988	73739075	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	612	Mar 7 2009	Mar 7 1989	1528387		Mary Margaret Heaton

Class	25
Goods	WEARING APPAREL, NAMELY SUITS, SPORTCOATS AND SLACKS

EVERPRESS

Oxford Industries, Inc.	EVERPRESS	United States of America	Apr 26 2007	77165987	Pending
	1258				Newly Filed	Mary Margaret Heaton	Everpress

Class	25
Goods	SHIRTS, SPORTS JACKETS, SUITS

1

EXTERIOR DESIGN

Oxford Industries, Inc.	EXTERIOR DESIGN	United States of America	Jan 2 1997	75220477	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	549	Sep 16 2007	Sep 16 1997	2097901	allow to lapse	Mary Margaret Heaton

Class	25
Goods	men’s suits, slacks, vests and jackets

HOLBROOK

Oxford Industries, Inc.	HOLBROOK	United States of America	Jul 20 1994	74551492	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	567	Aug 19 2017	Aug 19 1997	2089513	renewed	Mary Margaret Heaton

Class	25
Goods	men’s suits, sportcoats, and slacks

HOOK AND BULLET

Oxford Industries, Inc.	HOOK AND BULLET	United States of America	Apr 4 2000	76017428	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	538	Mar 26 2012	Mar 26 2002	2553820		Mary Margaret Heaton

Class	25
Goods	Men’s suits, sportscoats and dress pants

LANA MODA

Oxford Industries, Inc.	LANA MODA	United States of America	Jul 30 1992	74299191	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	553	Dec 7 2013	Dec 7 1993	1810289		Mary Margaret Heaton

Class	25
Goods	men’s wool suits, sportscoats and dress pants

LANIER

Oxford Industries, Inc.	LANIER	United States of America	Mar 4 1985	73524879	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	655	Mar 11 2016	Mar 11 1986	1386068	renewed	Mary Margaret Heaton

2

Class	25
Goods	MEN’S AND BOY’S SUITS, JACKETS, SLACKS, SPORTCOATS AND TOPCOATS

LANIER CLOTHES

Oxford Industries, Inc.	LANIER CLOTHES	United States of America	Feb 4 1974	73012493	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	721	Jan 14 2015	Jan 14 1975	1001567	renewed	Mary Margaret Heaton

Class	25
Goods	MEN’S AND BOYOS’ SUITS, JACKETS AND TROUSERS

LUXURY TOUCH

Oxford Industries, Inc.	LUXURY TOUCH	United States of America	Feb 12 2008	77394406	Pending
	1374				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SUITS

NEON

Oxford Industries, Inc.	NEON	United States of America	Oct 5 1987	73687838	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	620	Oct 11 2008	Oct 11 1988	1508268		Mary Margaret Heaton

Class	25
Goods	WEARING APPAREL, NAMELY; SUITS, SHIRTS, SLACKS, JACKETS AND SPORTCOATS

PERFECT PRESS

Oxford Industries, Inc.	PREFECT PRESS	United States of America	Aug 31 2004	78476485	Registered
	921	Jan 17 2016	Jan 17 1006	3047065	Allowed issued	Mary Margaret Heaton

Class	25
Goods	Men’s suits, including slacks and jackets

3

PHILLIP ST. JOHN

Oxford Industries, Inc.	PHILLIP ST. JOHN	United States of America	Jun 30 1983	73432701	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	677	Jul 2 2015	Jul 2 1985	1346299		Mary Margaret Heaton

Class	25
Goods	Men’s and Boy’s Suits, Jackets and Trousers

QUAILBROOK

Oxford Industries, Inc.	QUAILBROOK	United States of America	Jul 11 1988	73739076	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	611	Feb 14 2009	Feb 14 1989	1524669		Mary Margaret Heaton

Class	25
Goods	WEARING APPAREL, NAMELY SUITS, SPORTCOATS AND SLACKS

SMARTSUIT

Oxford Industries, Inc.	SMARTSUIT	United States of America	Apr 17 2002	76397281	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	532	Mar 14 2016	Mar 14 2006		Allowance issued	Mary Margaret Heaton

Class	25
Goods	Men’s suits, sportscoats and dress pants

SUPERFINE 130

Oxford Industries, Inc.	SUPERFINE 130	United States of America	Apr 25 2003	76509852	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	505	Apr 4 2016	Apr 4 2006	3077093	Published	Mary Margaret Heaton

Class	25
Goods	Men’s suits and pants

THE CITICLOTH

Oxford Industries, Inc.	THE CITICLOTH	United States of America	Dec 12 1986	73635097	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	635	Sep 1 2007	Sep 1 1987	1455434		Mary Margaret Heaton

4

Class	25
Goods	MEN’S AND BOY’S SUITS, SPORTCOATS, VESTS AND SLACKS

5

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	No.	Status	Agent
Client	File Reference	Next Renewal Date	Reg. Date	No.	Sub Status	Supervisor

9 2 8 TO

Oxford Industries, Inc.	9 2 8 TO	United States of America	Apr 22 1992	74268033	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	588	Mar 30 2013	Mar 30 1993	1761460		Mary Margaret Heaton

Class	25
Goods	wearing apparel; namely, mens’ pants and sports jackets

928

Oxford Industries, Inc.	928	United States of America	Nov 30 1981	73339437	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	700	Jan 4 2013	Jan 4 1983	1222689		Mary Margaret Heaton

Class	25
Goods	Men’s Slacks

OAKDALE

Oxford Industries, Inc.	OAKDALE	United States of America	Jul 9 1982	73373734	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	696	Jul 5 2013	Jul 5 1983	1244632		Mary Margaret Heaton

Class	25
Goods	Men’s Slacks

TRAIL GEAR

Oxford Industries, Inc.	TRAIL GEAR	United States of America	Jul 9 1982	73373735	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	695	Jul 5 2013	Jul 5 1983	1244633		Mary Margaret Heaton

Class	25
Goods	Men’s Slacks

1

US Piedmont Apparel Corporation Trademarks

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	No.	Status	Agent
Client	File Reference	Next Renewal Date	Reg. Date	No.	Sub Status	Supervisor

OXFORD

Piedmont Apparel Corporation	OXFORD	United States of America	Jan 20 2004	78354017	Registered	Oxford Industries, Inc.	OXFORD
Oxford Industries, Inc.	768	Oct 4 2015	Oct 4 2005	3003702		Mary Margaret Heaton

Class	40
Goods	Custom manufacture of clothing for private label brand owners at the wholesale level.

1

US SFI of Oxford Acquisition Corporation Trademarks

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	No.	Status	Agent
Client	File Reference	Next Renewal Date	Reg. Date	No.	Sub Status	Supervisor

ARNOLD BRANT

SFI OF OXFORD ACQUISITION CORPORATION	ARNOLD BRAND	United States of America	Sep 22 1994	74577159	Registered
	1011	Jul 1 2017	Jul 1 1997	2074835	renewed	Mary Margaret Heaton

Class	25
Goods

CLOTHING; MEN’S CLOTHING NAMELY SUITS, JACKETS, PANTS, TROUSERS, SHIRTS, TIES, VESTS, BLAZERS, COATS, RAINCOATS, PARKAS, BELTS, ASCOTS, SPORTS CLOTHING NAMELY SPORTS JACKETS, SWEATERS, T-SHIRTS, SWEAT SHIRTS

SFI OF OXFORD ACQUISITION CORPORATION	ARNOLD BRAND	United States of America	Oct 20 2005	78385288	Registered
	1010	Jul 18 2016	Jul 18 2006	3115974	Put in Order	Mary Margaret Heaton

Class	9
Goods	ELECTRICAL AND SCIENTIFIC APPARATUS: SUNGLASSES, SKI GOGGLES

Class	14
Goods	JEWELRY: JEWELRY NAMELY PINS, BRACELETS, NECKLACES, EARRINGS, AND WATCHES

Class	25
Goods

MEN’S WOMEN’S AND CHILDREN’S CLOTHING NAMELY TOPCOATS, DRESSES, JUMPSUITS, JUMPERS, OVERALLS, JEANS, BLOUSONS, SUSPENDERS, PONCHOS, CAFTANS, BLOUSES, SWEAT PANTS, JERSEYS, TUNICS, SKIRTS, SPORT CLOTHING NAMELY BATHING SUITS, JOGGING SUITS, SNOWSUITS, SKI JACKETS, SKI PANTS, SKI SUITS, ROBES,, NIGHTWEAR NAMELY NIGHTGOWNS, BABY DOLLS, PAJAMAS, BATHROBES, NEGLIGEES, KIMONOS, UNDERWEAR AND LINGERIE NAMELY TEDDIES, CAMISOLES, PANTYHOSE, NYLONS, NIGHT SHIRTS, BATH TERRY WRAPS, BODYSUITS, LEGGINGS, SOCKS, ANKLE SOCKS, KNEE-HIGH SOCKS, TIGHTS, SHORTS, STOCKINGS, HOSIERY, PANTIES, HALF SLIPS, SLIPS, FOUNDATION SLIPS, BRASSIERES, GIRDLES, PANTY GIRDLES, GARTER BELTS, GARTERS, MEN’S WOMEN’S AND CHILDREN’S FASHION ACCESSORIES NAMELY SCARVES, HATS, MITTENS, GLOVES, CAPS, EAR MUFFS, MEN’S WOMEN’S AND CHILDREN’S FOOTWEAR, NAMELY SHOES, BOOTS, LOAFERS, WALKING SHOES, RUNNING SHOES, ATHLETIC SHOES, SANDALS AND SLIPPERS.

MARANZONE

SFI OF OXFORD ACQUISITION CORPORATION	MARANZONE	United States of America	Sep 28 2005	78721972	Registered
	1008	Aug 28 2017	Aug 28 207	3285664	Published	Mary Margaret Heaton	MARANZONE

Class	25
Goods	CLOTHING: MEN’S CLOTHING NAMELY SUITS, JACKETS AND TROUSERS

1

MARANZONE UOMO

SFI OF OXFORD ACQUISITION CORPORATION	MARANZONE UOMO	United States of America	Sep 28 2005	78721978	Registered
	1009	Jul 24 2017	Jul 24 2007	3267761	Published	Mary Margaret Heaton	MARANZONE UOMO

Class	25
Goods	CLOTHING: MEN’S CLOTHING NAMELY SUITS, JACKETS AND TROUSERS

SFI

SFI OF OXFORD ACQUISITION CORPORATION	SFI	United States of America	Oct 7 1996	75177722	Registered
	1007	Apr 14 2018	Apr 14 1998	2151434	Published	Mary Margaret Heaton

Class	25
Goods	CLOTHING: MEN’S APPAREL, NAMELY, SUITS, SPORT JACKETS, VESTS, BLAZERS, PANTS, SLACKS, SHIRTS, SWEATERS, TIES

Class	35
Goods	ADVERTISING AND BUSINESS: WHOLESALE STORE SERVICES FEATURING MEN’S APPAREL

SILVERSTONE

SFI OF OXFORD ACQUISITION CORPORATION	SILVERSTONE	United States of America	Dec 5 2006	77057223	Registered
	1138	Jul 29 2018	Jul 29 2008	3474558	Put in Order	Mary Margaret Heaton	Silverstone

Class	25
Goods	Jackets; Pants; Suits

2

US Trademarks for Tommy Bahama Group, Inc.

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	No.	Status	Agent
Client	File Reference	Next Renewal Date	Reg. Date	No.	Sub Status	Supervisor

AMBER ISLE

Tommy Bahama Group, Inc.	AMBER ISLE	United States of America	Dec 31 2002	76199042	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	416	Jul 13 2014	Jul 13 2004	2863722		Mary Margaret Heaton

Class	11
Goods	Lamps

Class	20
Goods	Furniture

Class	24
Goods	Bedding, namely, bed linen, bed spreads, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, throws, matelesse coverlets

BAHAMA

Tommy Bahama Group, Inc.	BAHAMA	United States of America	Oct 27 2003	78319077	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	408	Aug 23 2015	Aug 23 2005	2988156	Allowance issued	Mary Margaret Heaton

Class	25
Goods	MEN’S AND WOMEN’S CLOTHING; NAMELY, KNIT AND WOVEN SWEATERS AND SHIRTS; HATS AND SWIMWEAR

BAR AND GRILL SPECTATOR

Tommy Bahama Group, Inc.	BAR AND GRILL SPECTATOR	United States of America	May 5, 2008	77465638	Pending
	1397				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHIRTS

BERMUDA SQUARE

Tommy Bahama Group, Inc.	BERMUDA SQUARE	United States of America	May 5, 2008	77465729	Pending
	1404				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHIRTS

BIRDIE ZIP BY TOMMY BAHAMA

Tommy Bahama Group, Inc.	BIRDIE ZIP BY TOMMY BAHAMA	United States of America	Apr 14 2003	78237657	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	414	May 10 2015	May 10 2005	2947689		Mary Margaret Heaton

Class	25
Goods	Men’s clothing, namely jackets, vests, and shirts

BLACK TIE AT THE BEACH

Tommy Bahama Group, Inc.	BLACK TIE AT THE BEACH	United States of America	Jan 14 2004	78352007	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	758	Sep 13 2015	Sep 13 2005	2995992	Allowance Issued	Mary Margaret Heaton

Class	25
Goods	MEN’S CLOTHING, NAMELY, SHIRTS, PANTS, SPORTCOATS AND JACKETS

BUNGALOW

Tommy Bahama Group, Inc.	BUNGALOW	United States of America	Feb 9 1999	75636815	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	464	May 29 2011	May 29 2001	2455996	renewed	Mary Margaret Heaton

Class	35
Goods	Retail shops featuring men’s, women’s and children’s clothing

BUNGALOW BLONDE

Tommy Bahama Group, Inc.	BUNGALOW BLONDE	United States of America	Dec 18 1995	75033535	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	490	Oct 28 2017	Oct 28 1997	2109682	renewed	Mary Margaret Heaton

Class	32
Goods	beer, ale, porter, mineral water and aerated water

2

BUNGALOW BRAND

Tommy Bahama Group, Inc.	BUNGALOW BRAND	United States of America	Oct 9 1996	75179530	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	472	June 24 2007	June 24 1997	2074073	allow to lapse	Mary Margaret Heaton

Class	25
Goods

men’s, women’s, boys’ and girls’ clothing, namely, knit and woven shirts, knit and woven pants, shorts and jeans; sweaters; outerwear, namely, coats, jackets and capes; clothing accessories, namely, belts, hats, gloves, socks, scarves and neckwear, and shoes

Tommy Bahama Group, Inc.	BUNGALOW BRAND	United States of America	Mar 20 2002	78116104	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	426	Apr 27 2014	Apr 27 2004	2837238		Mary Margaret Heaton

Class	25
Goods	Swim wear

BUNGALOW BREW

Tommy Bahama Group, Inc.	BUNGALOW BREW	United States of America	Dec 18 1995	75033536	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	489	Dec 16 2017	Dec 16 1997	2122176	renewed	Mary Margaret Heaton

Class	32
Goods	beer, ale, porter, mineral water and aerated waters

CAMPOLO

Tommy Bahama Group, Inc.	CAMPOLO	United States of America	Sept 13 2004	78482456	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	843	Aug 14 2017	Aug 14 2007	3281062	Supplemental	Mary Margaret Heaton

Class	25
Goods	Men’s Shirts

CARNEROS

Tommy Bahama Group Inc.	CARNEROS	United States of America	May 5 2008	77465808	Pending
	1403				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHIRTS

3

COTTON LAWN CHAIR

Tommy Bahama Group Inc.	COTTON LAWN CHAIR	United States of America	Sep 27 2007	77290133	Pending
	1349				Allowance issued	Mary Margaret Heaton

Class	25
Goods	SHIRTS

DENIM FOR ISLAND LIVING

Tommy Bahama Group, Inc.	DENIM FOR ISLAND LIVING	United States of America	Oct 2 2000	78028575	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	445	Nov 5 2012	Nov 5 2002	2647238		Mary Margaret Heaton

Class	25
Goods

Men’s, women’s, boys’, and girls’ clothing; namely, knit and woven pants, shorts, and jeans; shirts, sweaters, jackets, vests, coats, rainwear, sleepwear, belts, hats, gloves, socks, scarves, ties, ascots, and neckerchiefs

ELEPHANT TRUNKS BY TOMMY BAHAMA

Tommy Bahama Group, Inc.	ELEPHANT TRUNKS BY TOMMY BAHAMA	United States of America	Jul 30 2002	78148931	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	421	Jun 24 2013	Jun 24 2003	2729260		Mary Margaret Heaton

Class	25
Goods	swimwear

FINE ISLAND LINENS

Tommy Bahama Group, Inc.	FINE ISLAND LINENS	United States of America	May 15 2002	78128930	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	401	Dec 2 2013	Dec 2 2003	2788714		Mary Margaret Heaton

Class	24
Goods

Bedding, namely, bed linen, bed spreads, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, dust ruffles, throws, matelesse coverlets, bed scarves, sheers; towels, bath sheets, washcloths and mitts, shower curtains; table linen, namely, table cloths, napkins, place mats, coasters

Class	27
Goods	Bathmats

4

FISHTAIL

Tommy Bahama Group, Inc.	FISHTAIL	United States of America	Nov 6 2003	78323860	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	397	Oct 12 2014	Oct 12 2004	2893632		Mary Margaret Heaton

Class	25
Goods	MEN’S PANTS

GAME SHOT

Tommy Bahama Group, Inc.	GAME SHOT	United States of America	May 5 2008	77465790	Pending
	1402					Mary Margaret Heaton

Class	25
Goods	SWEAT SHIRTS

GARDEN OF HOPE AND COURAGE

Tommy Bahama Group, Inc.	GARDEN OF HOPE AND COURAGE	United States of America	Dec 2 2003	78335270	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	388	Dec 7 2014	Dec 7 2004	2908732		Mary Margaret Heaton

Class	25
Goods	MEN’S SHIRTS

GET IT DONE (LATER)

Tommy Bahama Group, Inc.	GET IT DONE (LATER)	United States of America	May 10 2007	77178116	Pending
	1266				Allowance issued	Mary Margaret Heaton

Class	25
Goods	SWEATERS, JACKETS

GOLDEN SUN

Tommy Bahama Group, Inc.	GOLDEN SUN	United States of America	Mar 16 2006	78838493	Pending
	1035				initial rejection	Mary Margaret Heaton

5

Class	33
Goods	DISTILLED SPIRITS

HEATHERED PARADISE PEACH

Tommy Bahama Group, Inc.	HEATHERED PARADISE PEACH	United States of America	May 5 2008	77465762	Pending
	1395				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHIRTS

INDIGO PALMS

Tommy Bahama Group, Inc.	INDIGO PALMS	United States of America	Oct 2 2000	78028577	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	402	Feb 24 2014	Feb 24 2004	2816969		Mary Margaret Heaton

Class	25
Goods

Men’s, women’s, boys’, and girls’ clothing; namely, knit and woven pants, shorts, and jeans; shirts, sweaters, jackets, vests, coats, rainwear, sleepwear, belts, hats, gloves, socks, scarves, ties, ascots, and neckerchiefs

Tommy Bahama Group, Inc.	INDIGO PALMS	United States of America	Jun 24 2003	78266628	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	378	Nov 29 2015	Nov 29 2005	3021725		Mary Margaret Heaton

Class	35
Goods	Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear

Tommy Bahama Group, Inc.	INDIGO PALMS	United States of America	Sep 22 2005	78718945	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	812	Sep 5 2016	Sep 5 2006	3138846	Published	Mary Margaret Heaton

Class	25
Goods	Denims, Jackets, Knit shirts, Leather jackets, Pants, Shirts, Short-sleeved or long-sleeved t-shirts, Sweaters

INDIGO PALMS DENIM COMPANY

Tommy Bahama Group, Inc.	INDIGO PALMS DENIM COMPANY	United States of America	Oct 2 2000	78028576	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	403	Feb 24 2014	Feb 24 2004	2816968		Mary Margaret Heaton

6

Class	25
Goods	Men’s, women’s, boys’, and girls’ clothing; namely, knit and woven pants, shorts, and jeans; shirts, sweaters, jackets, vests

ISLAND EASE

Tommy Bahama Group, Inc.	ISLAND EASE	United States of America	Oct 24 2002	78178125	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	419	Jul 6 2014	Jul 6 2004	2861432		Mary Margaret Heaton

Class	25
Goods	Clothing, namely, shirts and pants

ISLAND ESTATE

Tommy Bahama Group, Inc.	ISLAND ESTATE	United States of America	Apr 10 2008	77445065	Pending
	1387					Mary Margaret Heaton

Class	25
Goods	SHIRTS; PANTS

Tommy Bahama Group, Inc.	ISLAND ESTATE	United States of America	Apr 10 2008	77445076	Pending
	1386					Mary Margaret Heaton

Class	20
Goods	FURNITURE

ISLAND LEAGUER

Tommy Bahama Group, Inc.	ISLAND LEAGUER	United States of America	Nov 5 2003	78323630	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	399	Oct 19 2014	Oct 19 2004	2895903		Mary Margaret Heaton

Class	25
Goods	MEN’S KNIT AND WOVEN SHIRTS AND SWEATERS

7

ISLAND RETREAT

Tommy Bahama Group, Inc.	ISLAND RETREAT	United States of America	Feb 12 2008	77394919	Pending
	1378				Newly Filed	Mary Margaret Heaton

Class	24
Goods	BED SHEETS; BED SKIRTS; BED SPREADS; PILLOW CASES; PILLOW COVERS; PILLOW SHAMS

ISLAND SOFT

Tommy Bahama Group, Inc.	ISLAND SOFT	United States of America	May 17 2001	78064180	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	411	Oct 7 2013	Oct 7 2003	2772576		Mary Margaret Heaton

Class	25
Goods	Men’s clothing; namely, knit and woven pants, shorts, shirts, sweaters, jackets, vests, and belts

ISLAND SOFT (Block Design)

Tommy Bahama Group, Inc.	ISLAND SOFT (Block Design)	United States of America	Mar 8 2004	78380055	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	751	Apr 10 2017	Apr 10 2007	3228437	Allowance issued	Mary Margaret Heaton

Class	25
Goods	Men’s clothing; namely, knit and woven pants, shorts, shirts, sweaters, jackets, vests, and belts.

ISLAND TIDE

Tommy Bahama Group, Inc.	ISLAND TIDE	United States of America	May 5 2008	77465680	Pending
Tommy Bahama Group, Inc.	1398				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHIRTS

KINGSTOWN

Tommy Bahama Group, Inc.	KINGSTOWN	United States of America	Oct 25 2007	77313548	Pending
	1360				Allowance issued	Mary Margaret Heaton

8

Class	20
Goods	FURNITURE

KINGSTOWN COLONY

Tommy Bahama Group, Inc.	KINGSTOWN COLONY	United States of America	Sep 25 2007	77288564	Pending
	1352				Allowance issued	Mary Margaret Heaton

Class	20
Goods	BEDROOM FURNITURE; LIVING ROOM FURNITURE; TABLES, CHAIRS; DINING CHAIRS; BEDS; FURNITURE: NAMELY DRESSERS; COUCHES; ARMOIRES

Class	24
Goods	UPHOLSTERY FABRICS

LEISURE TECH

Tommy Bahama Group, Inc.	LEISURE TECH	United States of America	Mar 6 2007	77123241	Registered
	1239	Nov 20 2017	Nov 20 2007	3338963	Published	Mary Margaret Heaton

Class	25
Goods	KNIT SHIRTS, SWEATERS, PANTS, JACKETS

LIFE IS ONE LONG WEEKEND

Tommy Bahama Group, Inc.	LIFE IS ONE LONG WEEKEND	United States of America	Aug 9 1996	75147905	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc	479	Sep 23 2017	Sep 23 1997	2100425	renewed	Mary Margaret Heaton

Class	25
Goods

men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, and jeans; sweaters; outerwear, namely, coats, jackets and capes; clothing accessories, namely, belts, hats, gloves, socks, scarves and neckwear; and shoes

Tommy Bahama Group, Inc.	LIFE IS ONE LONG WEEKEND	United States of America	Aug 9 1996	75147910	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc	474	Jul 15 2017	Jul 15 1997	2079256	renewed	Mary Margaret Heaton

Class	25
Goods	men’s clothing, namely, knit and woven shirts

9

Tommy Bahama Group, Inc.	LIFE IS ONE LONG WEEKEND	United States of America	Oct 10 2000	78029893	Registerede	Oxford Industries, Inc.
Tommy Bahama Group, Inc	381	Mar 2 2014	Mar 2 2004	2820384		Mary Margaret Heaton

Class	27
Goods	rugs and carpets

LOCALLY FAMOUS

Tommy Bahama Group, Inc.	LOCALLY FAMOUS	United States of America	Jun 26 2007	77215744	Registered
	1314	Feb 12 2018	Feb 12 2008	3381521	Published	Mary Margaret Heaton

Class	25
Goods	SHIRTS

Logo (Diamond Design)

Tommy Bahama Group, Inc.	Logo (Diamond Design)	United States of America	Dec 5 2003	78337205	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc	384	Jul 26 2015	Jul 26 2005	2980252		Mary Margaret Heaton

Class	25
Goods	WOMEN’S CLOTHING AND ACCESSORIES; NAMELY, SHIRTS AND HATS

Logo (Palm Tree)

Tommy Bahama Group, Inc.	Logo (Palm Tree)	United States of America	Aug 5 2002	78151026	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc	420	Jun 3 2013	Jun 3 2003	2721567		Mary Margaret Heaton

Class	9
Goods	Eyeglasses and sunglasses; eyeglass and sunglass frames; ophthalmic lenses; eyeglass and sunglass cases; eyewear accessories, namely, eyeglass cords, eyeglass chains and eyeglass cleaning cloths

Logo (Pineapple)

Tommy Bahama Group, Inc.	Logo (Pineapple)	United States of America	Dec 31 2002	78199041	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc	417	May 25 2014	May 25 2004	2846777		Mary Margaret Heaton

Class	11
Goods	Lamps

10

Class	20
Goods	Furniture

Class	24
Goods	Bedding, namely, bed linen, bed spreads, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, throws, matelesse coverlets

Class	27
Goods	Rugs

MIDNIGHT DIAMOND PEACH

Tommy Bahama Group, Inc.	MIDNIGHT DIAMOND PEACH	United States of America	May 5 2008	77465836	Pending
	1401				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHIRTS

OCEANAIRE

Tommy Bahama Group, Inc.	OCEANAIRE	United States of America	Apr 5 2005	78601760	Registered
	879	Oct 3 2016	Oct 3 2006	3150637		Mary Margaret Heaton

Class	25
Goods	Men’s Pants

ON THE ROCKS

Tommy Bahama Group, Inc.	ON THE ROCKS	United States of America	May 5 2008	77465776	Pending
	1396				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHIRTS

ORIGINAL ISLAND SPORT

Tommy Bahama Group, Inc.	ORIGINAL ISLAND SPORT	United States of America	Mar 20 2002	78116103	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc	391	Dec 23 2013	Dec 23 2003	2799214		Mary Margaret Heaton

Class	25
Goods	Swim wear

11

PARADISE NATION

Tommy Bahama Group, Inc.	PARADISE NATION	United States of America	Nov 30 1998	75597103	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc	465	Oct 3 2010	Oct 3 2000	2392182	renewed	Mary Margaret Heaton

Class	25
Goods	Men’s woven shirts

Tommy Bahama Group, Inc.	PARADISE NATION	United States of America	Feb 6 2002	78107207	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc	427	Jun 22 2014	June 22 2004	2856732		Mary Margaret Heaton

Class	9
Goods	pre-recorded compact discs featuring music and vocals

PLANTATION

Tommy Bahama Group, Inc.	PLANTATION	United States of America	Jun 19 1997	75311605	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc	467	Oct 2 2011	Oct 2 2001	2494570	allow to lapse	Mary Margaret Heaton

Class	25
Goods

men’s, women’s, boys’ and children’s clothing, namely, knit and woven shirts, knit and woven pants, shorts and jeans; sweaters; outerwear, namely, coats, jackets and capes; clothing accessories, namely, belts, hats, gloves, socks, scarves and neckwear; and shoes

PURVEYOR OF ISLAND LIFESTYLES

Tommy Bahama Group, Inc.	PURVEYOR OF ISLAND LIFESTYLES	United States of America	Mar 27 2007	77141681	Pending
	1248				Allowance issued	Mary Margaret Heaton

Class	33
Goods	DISTILLED SPIRITS

Tommy Bahama Group, Inc.	PURVEYOR OF ISLAND LIFESTYLES	United States of America	Apr 17 2007	77158275	Registered
	1253	Nov 27 2017	Nov 27 2007	3343667	Published	Mary Margaret Heaton

Class	25
Goods	KNIT SHIRTS, SHIRTS, JACKETS, PANTS, SHORTS, SWEATERS

12

Tommy Bahama Group, Inc.	PURVEYOR OF ISLAND LIFESTYLES	United States of America	Apr 19 2002	78122782	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	423	Jan 21 2013	Jan 21 2003	2678330		Mary Margaret Heaton

Class	27
Goods	Rugs and carpets

Tommy Bahama Group, Inc.	PURVEYOR OF ISLAND LIFESTYLES	United States of America	Jun 6 2003	78259190	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	393	May 11 2014	May 11 2004	2840371		Mary Margaret Heaton

Class	35
Goods	Retail store services, featuring clothing and general consumer goods

RELAX

Tommy Bahama Group, Inc.	RELAX	United States of America	Jan 23 2007	77089039	Pending
	1222				Allowance issued	Mary Margaret Heaton

Class	9
Goods	CASES FOR SPECTACLES AND SUNGLASSES; FRAMES FOR SPECTACLES AND SUNGLASSES; SPECTACLES; SUNGLASSES

Tommy Bahama Group, Inc.	RELAX	United States of America	Jan 21 2004	78-354819	Pending	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	800				Published	Mary Margaret Heaton

Class	25
Goods	MEN’S AND WOMEN’S CLOTHING, NAMELY, SHIRTS, PANTS, SHORTS, JEANS, SWEATERS, JACKETS, VESTS, COATS, RAINWEAR, SHOES, HATS, SOCKS, NECKWEAR, AND SWIMWEAR

RELAX (& DESIGN)

Tommy Bahama Group, Inc.	RELAX (& Design)	United States of America	Jan 21 2004	78355031	Pending	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	799				Published	Mary Margaret Heaton

Class	25
Goods	MEN’S AND WOMEN’S CLOTHING, NAMELY, SHIRTS, PANTS, SHORTS, JEANS, SWEATERS, JACKETS, VESTS, COATS, RAINWEAR, SHOES, HATS, SOCKS, NECKWEAR, AND SWIMWEAR

13

RELAX IN STYLE

Tommy Bahama Group, Inc.	RELAX IN STYLE	United States of America	Sep 25 2007	77288639	Pending
	1351				Allowance issued	Mary Margaret Heaton

Class	25
Goods	SHIRTS

RESORT SHORT

Tommy Bahama Group, Inc.	RESORT STYLE	United States of America	Nov 6 2003	78323875	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	396	Oct 19 2014	Oct 19 2004	2895905		Mary Margaret Heaton

Class	25
Goods	MEN’S SHORTS

ROCKER CANNON

Tommy Bahama Group, Inc.	ROCKER CANNON	United States of America	Apr 28 2008	77459255	Pending
	1394				Newly Filed	Mary Margaret Heaton

Class	25
Goods	JACKETS

RUMBA DEL SOL

Tommy Bahama Group, Inc.	RUMBA DEL SOL	United States of America	Mar 16 2004	78385336	Pending	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	761				Allowance issued	Mary Margaret Heaton

Class	20
Goods	Furniture

SET SAIL

Tommy Bahama Group, Inc.	SET SAIL	United States of America	Jun 11 2007	77202699	Registered
	1271	Feb 5	Feb 5 2008	3378279	Newly Filed	Mary Margaret Heaton

14

Class	3
Goods	PERFUME, PERFUMED SOAP, EAU DE PERFUME, PERFUMED CREAMS

Stitching (Back Pocket)

Tommy Bahama Group, Inc.	Stitching (Back Pocket)	United States of America	Aug 28 2001	78081509	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	432	Jan 29 2012	Jan 29 2002	2535136		Mary Margaret Heaton

Class	25
Goods	Clothing, namely, pants, jeans, shorts and skirts

Tommy Bahama Group, Inc.	Stitching (Back Pocket)	United States of America	Dec 5 2003	78337256	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	383	Apr 26 2015	Apr 26 2005	2945394		Mary Margaret Heaton

Class	25
Goods	WOMEN’S CLOTHING; NAMELY, PANTS, JEANS, SHORTS AND SKIRTS

SUNRISE PEAK

Tommy Bahama Group, Inc.	SUNRISE PEAK	United States of America	Jun 12 2006	78905585	Pending	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	1049				allow to lapse	Mary Margaret Heaton

Class	20
Goods	FURNITURE; OUTDOOR FURNITURE

TB

Tommy Bahama Group, Inc.	TB	United States of America	Oct 7 2002	78171813	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	390	Mar 23 2014	Mar 23 2004	2825018		Mary Margaret Heaton

Class	25
Goods

Men’s, women’s, boys’, and girls; clothing; namely, knit and woven pants, shorts, jeans, skirts, shirts, sweaters, jackets, vests, coats, rainwear, sleepwear, swimwear, belts, hats, gloves, socks, scarves, ties, ascots, and neckerchiefs

15

TB 18 GOLF (stylized)

Tommy Bahama Group, Inc.	TB 18 GOLF (stylized)	United States of America	Mar 6 2007	77123365	Registered
	1240	Nov 20 2017	Nov 20 2007	3338972	Published	Mary Margaret Heaton

Class	25
Goods	KNIT SHIRTS, SWEATERS, JACKETS, PANTS

TB INDIGO PALMS

Tommy Bahama Group, Inc.	TB INDIGO PALMS	United States of America	Mar 22 2001	78054599	Registred	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	440	Jun 15 2014	Jun 15 2004	2854879		Mary Margaret Heaton

Class	25
Goods	Clothing, namely, denim pants, shirts and jackets

THE BACK PORCH

Tommy Bahama Group, Inc.	THE BACK PORCH	United States of America	Aug 17 2000	78021735	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	448	Jul 2 2012	Jul 2 2002	2589935		Mary Margaret Heaton

Class	25
Goods

Men’s, women’s, boys’, and girls’ clothing; namely, knit and woven pants, shorts, and jeans; shirts, sweaters, jackets, vests, coats, rainwear, sleepwear, belts, hats, gloves, socks, scarves, ties, ascots, and neckerchiefs

TOMMY BAHAMA

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Mar 12 2007	77128084	Registered
	1393	Jul 15 2018	Jul 15 2008	3468860	Allowance issued	Mary Margaret Heaton

Class	16
Goods	WALLPAPER SAMPLE BOOK

Class	27
Goods	WALLPAPER

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Oct 4 2007	77295945	Registered
	1357	Jul 8 2018	Jul 8 2008	3463895	Allowance issued	Mary Margaret Heaton

16

Class	18
Goods	LUGGAGE; DUFFLE BAGS; GARMENT BAGS FOR TRAVEL; OVERNIGHT BAGS; TOTE BAGS; TRAVEL BAGS

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Nov 20 2007	77333785	Pending
	1362				Allowance issued	Mary Margaret Heaton

Class	41
Goods	HEALTH CLUB SERVICES, NAMELY PROVIDING INSTRUCTION AND EQUIPMENT IN THE FIELD OF PHYSICAL EXERCISE; PROVIDING GOLF FACILITIES; PROVIDING TENNIS COURT FACILITIES

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Aug 13 1992	74303789	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	491	Nov 2 2013	Nov 2 1993	1802812		Mary Margaret Heaton

Class	25
Goods

men’s, women’s, boys’, and girls’ clothing; namely, knit and woven shirts; knit and woven pants, shorts, and jeans; sweaters, jackets, vests, coats, rainwear, belts, hats, gloves, socks, scarves, ties, ascots, and neckerchiefs

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Aug 28 1995	75976078	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	459	Jun 19 2011	Jun 19 2001	2462870		Mary Margaret Heaton

Class	20
Goods	furniture

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Aug 28 1995	75978343	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	458	Aug 24 2009	Aug 24 1999	2273118	renewed	Mary Margaret Heaton

Class	32
Goods	beer and ale

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Aug 28 1995	75978560	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	457	Oct 5 2009	Oct 5 1999	2284151		Mary Margaret Heaton

Class	42
Goods	restaurant, bar and carry-out food services

17

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Aug 28 1995	75979672	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	456	Aug 29 2010	Aug 29 2000	2381910		Mary Margaret Heaton

Class	24
Goods	towels, fabric bathmats and oilcloth mats

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Dec 7 2006	77059169	Pending
	1366				Suspended	Mary Margaret Heaton

Class	33
Goods	Prepared alcoholic cocktail

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Nov 20 2007	77333789	Pending
	1363				Allowance issued	Mary Margaret Heaton

Class	36
Goods	Real estate brokerage; Real estate management

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Nov 20 2007	77333793	Pending
	1364				Allowance issued	Mary Margaret Heaton

Class	43
Goods	Hotel services; Hotels; Resort hotels; Resort lodging services

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Aug 15 2000	78021272	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	451	Oct 22 2012	Oct 22 2002	2641036		Mary Margaret Heaton

Class	9
Goods	eyeglasses and sunglasses; ophthalmic lenses; eyeglass and sunglass frames; eyeglass and sunglass cases; eyewear accessories, namely, eyeglass cords, eyeglass chains and eyeglass cleaning cloths

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Aug 15 2000	78021333	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	450	Feb 8 2015	Feb 8 2005	2925676		Mary Margaret Heaton

18

Class	21
Goods	Vases, serving trays and decorative trays not of precious metal; non-metal decorative boxes

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Aug 17 2000	78021687	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	449	Sep 25 2011	Sep 25 2001	2492771		Mary Margaret Heaton

Class	35
Goods	RETAIL STORE SERVICES FEATURING CLOTHING AND GENERAL CONSUMER GOODS

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Sep 12 2000	78025536	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	446	Mar 19 2012	Mar 19 2002	2551210

Class	14
Goods	Watches

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Oct 4 2000	78028967	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	444	Dec 31 2012	Dec 31 2002	2670281		Mary Margaret Heaton

Class	27
Goods	rugs and carpets

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Aug 30 2001	78081904	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	430	Mar 12 2012	Mar 12 2002	2547466		Mary Margaret Heaton

Class	16
Goods	Playing cards

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Feb 6 2002	78107197	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	428	Jul 29 2013	Jul 29 2003	2745191		Mary Margaret Heaton

Class	9
Goods	pre-recorded compact discs featuring music and vocals

19

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Apr 3 2002	78119245	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	425	Apr 8 2013	Apr 8 2003	2704749		Tiffany Easton

Class	24
Goods

BEDDING, NAMELY, BED LINEN, BED SPREADS, PILLOWS, PILLOW CASES, PILLOW SHAMS, PILLOW COVERS, DUVETS, DUVET COVERS, COMFORTERS, BLANKETS, QUILTS AND QUILT COVERS, BED SKIRTS, DUST RUFFLES, THROWS, MATELESSEE COVERLETS, BED SCARVES, BED SHEERS; TOWELS, BATH SHEETS, WASH CLOTHS AND WASHING MITTS, SHOWER CURTAINS; TABLE LINEN, NAMELY, TABLE CLOTHS, NAPKINS, PLACE MATS, COASTERS

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Apr 19 2002	78122811	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	422	Jan 21 2013	Jan 21 2003	2678331		Mary Margaret Heaton

Class	28
Goods

Golf balls, golf clubs and putters, head covers for golf clubs and putters, golf bags and golf bag covers, divot repair tools, golf ball markers, golf brushes, golf gloves, golf bag tags, golf tees, golf accessory pouches

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Dec 12 2002	78193846	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	409	Nov 11 2013	Nov 11 2003	2782036		Mary Margaret Heaton

Class	24
Goods

Bedding, namely, bed linen, bed spreads, pillow cases, pillow shams, pillow covers, duvets, duvet covers, comforters, blankets, quilts and quilt covers, bed skirts, dust ruffles, throws, matelesse coverlets, bed scarves, bed sheers; towels, bath sheets, wash cloths and washing mitts, shower curtains; table linen, namely, table cloths, napkins, place mats, coasters

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Dec 30 2002	78198459	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	410	Oct 7 2013	Oct 7 2003	2771892		Mary Margaret Heaton

Class	4
Goods	Tapers and candies

Class	16
Goods	Writing instruments, stationary, greeting cards, self-adhesive notes, desk blotters, desk sets, photo albums

Class	34
Goods	Ashtrays, humidors, cigar cutters, cigarette and cigar lighters not of precious metals

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Apr 8 2004	78398489	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	770	Apr 4 2016	Apr 4 2006	3075649	Published	Mary Margaret Heaton

20

Class	3
Goods

perfume, eau de cologne, eau de perfume, eau de toilette, shower gel, body lotion, skin soaps, persona deodorants, antiperspirants, aftershave lotion, hair lotions, essential oils for personal use and body powder

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	May 4 2005	78623179	Registered
	887	Sep 18 2017	Sep 18 2007	3294923	Allowance issued	Mary Margaret Heaton

Class	33
Goods	Distilled liquors

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	May 4 2005	78623189	Pending
	886				Allowance issued	Mary Margaret Heaton

Class	32
Goods	Non-alcoholic cocktail mixers

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Oct 4 2005	78725865	Registered
Tommy Bahama Group, Inc.	996	Jul 25 2016	Jul 25 2006	3120783	Published	Mary Margaret Heaton

Class	11
Goods	CEILING FANS

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Jan 5 2006	78785539	Pending
Tommy Bahama Group, Inc.	1014				Allowance issued	Mary Margaret Heaton

Class	34
Goods	CIGARS

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Sep 6 2006	78968024	Registered
	1085	Apr 10 2017	Apr 10 2007	3227991	Published	Mary Margaret Heaton

Class	28
Goods	BACKGAMMON GAME SETS; BOARD GAMES; CARD GAMES; GAMING EQUIPMENT NAMELY: POKER CHIPS

21

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Aug 15 2000	78975254	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	802	Aug 10 2014	Aug 10 2004	2872869		Mary Margaret Heaton

Class	11
Goods	LAMPS AND ELECTRIC LIGHTING FIXTURES

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Oct 23 2002	78976654	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	1016	Mar 28 2016	Mar 28 2006	3074797	Allowance issued	Mary Margaret Heaton

Class	21
Goods

Ceramic and porcelain dinnerware for casual and fine dining, namely serving dishes and bowls, serving platters, dinner plates, chargers, salad plates, soup bowls, cups, saucers, mugs; serving platters not of precious metal, salt and pepper shakers, salt and pepper mills, creamers, sugar bowls, butter dishes, candy dishes, canisters, gravy boats, trivets, napkin rings not of precious metals, napkin holders, candle holders, wood and wicker baskets, bases, placecard holders; glassware, namely, stemware, water glasses, beverage glasses, wine glasses, champagne flutes and bowls, beer glasses, tumblers, snifters, pitchers and decanters; glass and bottles for oil, vinegar, spices, cookies, jams, jellies and for decorative purposes sold empty.

Tommy Bahama Group, Inc.	TOMMY BAHAMA	United States of America	Nov 20 2007	77333797	Pending
	1365				Allowance issued	Mary Margaret Heaton
Class	43
Goods	Hotel services; Private residence club services, namely, provision to club members of temporary accommodations in company owned or leased private residences

TOMMY BAHAMA (W/DESIGN)

Tommy Bahama Group, Inc.	TOMMY BAHAMA (W/DESIGN)	United States of America	Apr 7 2006	78856819	Registered
	1039	Jan 16 2017	Jan 16 2007	3198912	Published	Mary Margaret Heaton

Class	25
Goods	BELTS, CAMP SHIRTS, GOLF SHIRTS, HATS, JACKETS, KNIT SHIRTS, NECKWEAR, PANTS, POLO SHIRTS, SHIRTS, SHOES, SHORTS, SWEATERS

TOMMY BAHAMA AMBER ISLE COLLECTION

Tommy Bahama Group, Inc.	TOMMY BAHAMA AMBER ISLE COLLECTION	United States of America	Mar 20 2002	78116249	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	404	Nov 25 2013	Nov 25 2003	2787590		Mary Margaret Heaton

22

Class	20
Goods	Furniture

TOMMY BAHAMA BUNGALOW BLONDE

Tommy Bahama Group, Inc.	TOMMY BAHAMA BUNGALOW BLONDE	United States of America	Apr 1 1996	75081308	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	488	Sep 23 2017	Sep 23 1997	2100290	renewed	Mary Margaret Heaton

Class	32
Goods	beer, ale, “mineral water, soft drinks and non-alcoholic mixes”

TOMMY BAHAMA BUNGALOW BREW

Tommy Bahama Group, Inc.	TOMMY BAHAMA BUNGALOW BREW	United States of America	Dec 10 1996	75210782	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	470	Nov 11 2017	Nov 11 1997	2112400	renewed	Mary Margaret Heaton

Class	32
Goods	beer, ale, mineral water soft drinks and non-alcoholic cocktail mixes

TOMMY BAHAMA CHALLENGE

Tommy Bahama Group, Inc.	TOMMY BAHAMA CHALLENGE	United States of America	Apr 15 2004	78402659	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	771	Aug 16 2015	Aug 16 2005	2986535	Newly Filed	Mary Margaret Heaton

Class	35
Goods	PROMOTING SPORTS COMPETITIONS AND/OR EVENTS OF OTHERS IN THE FIELD OF GOLF TOURNAMENTS

Tommy Bahama Group, Inc.	TOMMY BAHAMA CHALLENGE	United States of America	Apr 15 2004	78402698	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	772	Aug 8 2016	Aug 8 2006	3127675	Published	Mary Margaret Heaton

Class	41
Goods	ORGANIZING AND SPONSORING SPORTING EVENTS IN THE NATURE OF GOLF CHAMPIONSHIP TOURNAMENTS AND RELATED ENTERTAINMENT

23

TOMMY BAHAMA DENIM

Tommy Bahama Group, Inc.	TOMMY BAHAMA DENIM	United States of America	Mar 10 2008	77417376	Pending
	1384				Newly Filed	Mary Margaret Heaton

Class	25
Goods	DENIM JEANS

TOMMY BAHAMA EST. 1993 RELAX

Tommy Bahama Group, Inc.	TOMMY BAHAMA EST, 1993 RELAX	United States of America	Apr 24 2006	78868344	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	1043	Aug 7 2017	Aug 7 2007	3274843	Published	Mary Margaret Heaton

Class	25
Goods	CAMPSHIRTS, OPEN-NECKED SHIRTS, T-SHIRTS

TOMMY BAHAMA GOLDEN SUN

Tommy Bahama Group, Inc.	TOMMY BAHAMA GOLDEN SUN	United States of America	Mar 16 2006	78838489	Pending
	1034				initial rejection	Mary Margaret Heaton

Class	33
Goods	DISTILLED SPIRTS

TOMMY BAHAMA ISLAND COASTAL CUISINE

Tommy Bahama Group, Inc.	TOMMY BAHAMA ISLAND COASTAL CUISINE	United States of America	Feb 26 2008	77405973	Pending
	1379				Newly Filed	Mary Margaret Heaton

Class	43
Goods	RESTAURANT AND BAR SERVICES; RESTAURANT AND CAFÉ SERVICES

24

TOMMY BAHAMA ISLAND SOFT

Tommy Bahama Group, Inc.	TOMMY BAHAMA ISLAND SOFT	United States of America	Jan 11 2001	78042795	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	441	Oct 29 2012	Oct 29 2002	2644541		Mary Margaret Heaton

Class	25
Goods

Men’s, women’s, boys’, and girls’ clothing; namely, knit and woven pants, shorts, and jeans; shirts, sweaters, jackets, vests, coats, rainwear, sleepwear, belts, hats, gloves, socks, scarves, ties, ascots, and neckerchiefs

TOMMY BAHAMA PRIVATE ISLAND

Tommy Bahama Group, Inc.	TOMMY BAHAMA PRIVATE ISLAND	United States of America	Mar 10 2008	77417344	Pending
	1385				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHIRTS; PANTS

TOMMY BAHAMA RELAX

Tommy Bahama Group, Inc.	TOMMY BAHAMA RELAX	United States of America	Oct 17 2006	77022410	Pending
	1128				Allowance issued	Mary Margaret Heaton

Class	19
Goods	NON-METAL WINDOW SHUTTERS

Class	20
Goods	INTERIOR WINDOW SHUTTERS

Tommy Bahama Group, Inc.	TOMMY BAHAMA RELAX	United States of America	Aug 4 2005	78685933	Registered
	992	Dec 4 2017	Dec 4 2007	3349637	Published	Mary Margaret Heaton

Class	25
Goods	Bermuda shorts; Jackets; Jeans; Knit shirts; Men and women jackets, coats, trousers, vests; Pants; Shirts; Short-sleeved or long-sleeved t-shirts; Shorts; Sport shirts; Sweaters; T-shirts; Vests

Tommy Bahama Group, Inc.	TOMMY BAHAMA RELAX	United States of America	Apr 13 2006	78860957	Registered
	1040	Oct 30 2017	Oct 30 2007	3327650	Allowance issued	Mary Margaret Heaton

25

Class	35
Goods	RETAIL APPAREL STORES

TOMMY BAHAMA RELAX QUALITY SINCE 1993

Tommy Bahama Group, Inc.	TOMMY BAHAMA RELAX QUALITY SINCE 1993	United States of America	Apr 24 2006	78868314	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	1044	Jul 17 2017	Jul 17 2007	3264623	Published	Mary Margaret Heaton

Class	25
Goods	HATS, T-SHIRTS

TOMMY BAHAMA SHADE MAKER

Tommy Bahama Group, Inc.	TOMMY BAHAMA SHADE MAKER	United States of America	Jul 18 2003	78276251	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	400	Jul 13 2014	Jul 13 2004	2862861		Mary Margaret Heaton

Class	25
Goods	Clothing, namely, hats

TOMMY BAHAMA THE ISLAND COASTAL CUISINE (stylized and/or with design)

Tommy Bahama Group, Inc.	TOMMY BAHAMA THE ISLAND COASTAL CUISINE (stylized and/or with design)	United States of America	Feb 12 2008	77394404	Pending
	1373				Newly Filed	Mary Margaret Heaton

Class	43
Goods	BAR AND RESTAURANT SERVICES; RESTAURANT; RESTAURANT AND BAR SERVICES

TOMMY BAHAMA WHITE SAND

Tommy Bahama Group, Inc.	TOMMY BAHAMA WHITE SAND	United States of America	Mar 16 2006	78838511	Registered
	1036	Nov 6 2017	Nov 6 2007	3332260	Newly Filed	Mary Margaret Heaton

Class	33
Goods	DISTILLED SPIRITS

26

TOMMY BAHAMA’S ISLAND GRILLE

Tommy Bahama Group, Inc.	TOMMY BAHAMA’S ISLAND GRILLE	United States of America	Sep 24 2007	77287045	Pending
	1348				Allowance issued	Mary Margaret Heaton

Class	43
Goods	RESTAURANTS

TOMMY BAHAMA’S TROPICAL CAFÉ

Tommy Bahama Group, Inc.	TOMMY BAHAMA’S TROPICAL CAFÉ’	United States of America	Apr 1 1997	75267332	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	469	Nov 11 2017	Nov 11 1997	2112530	renewed	Mary Margaret Heaton

Class	42
Goods	restaurant services

TORTOLA

Tommy Bahama Group, Inc.	TORTOLA	United States of America	Nov 13 2003	78327590	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	395	Nov 2 2014	Nov 2 2004	2899981		Mary Margaret Heaton

Class	25
Goods	MEN’S KNIT AND WOVEN SHIRTS

TRAVELER’S RETREAT

Tommy Bahama Group, Inc.	TRAVELER’S RETREAT	United States of America	Dec 3 2003	78335772	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	385	Dec 7 2014	Dec 7 2004	2908736		Mary Margaret Heaton

Class	20
Goods	FURNITURE

27

TROPICOTTON

Tommy Bahama Group, Inc.	TROPICOTTON	United States of America	Oct 27 2003	78319114	Registered	Oxford Industries, Inc.
Tommy Bahama Group, Inc.	407	Jul 19 2015	Jul 19 2005	2974038		Mary Margaret Heaton

Class	25
Goods	WOMEN’S CLOTHING; NAMELY, KNIT AND WOVEN PANTS AND SHORTS; JACKETS

WHITE SAND

Tommy Bahama Group, Inc.	WHITE SAND	United States of America	Mar 16 2006	78838523	Registered
	1046	Nov 13 2017	Nov 13 2007	3336958	Allowance issued	Mary Margaret Heaton

Class	33
Goods	DISTILLED SPIRITS - WINES AND SPIRITS

WOODMONT

Tommy Bahama Group, Inc.	WOODMONT	United States of America	May 5 2008	77465500	Pending
	1399				Newly Filed	Mary Margaret Heaton

Class	25
Goods	SHORTS

ZEN TINI LIQUID NIRVANA

Tommy Bahama Group, Inc.	ZEN TINI LIQUID NIRVANA	United States of America	Oct 25 2007	77312887	Pending
	1359				Allowance issued	Mary Margaret Heaton

Class	25
Goods	SHIRTS

ZIPPED MARLIN AND ROSSI

Tommy Bahama Group, Inc.	ZIPPED MARLIN AND ROSSI	United States of America	May 5 2008	77465748	Pending
	1400				Newly Filed	Mary Margaret Heaton

28

Class	25
Goods	SWEAT SHIRTS

29

US Trademark Index

1

Trademark Records By Owner

Owner	Trademark	Country	Application No.	Registration No.	Registration Date	Classes	Status

Tommy Bahama Group Inc.
Tommy Bahama Group Inc.	BAR AND GRILL SPECTATOR	United States of America	77465638			25	Pending
Tommy Bahama Group Inc.	BERMUDA SQUARE	United States of America	77465729			25	Pending
Tommy Bahama Group Inc.	CARNEROS	United States of America	77465808			25	Pending
Tommy Bahama Group Inc.	COTTON LAWN CHAIR	United States of America	77290133			25	Pending
Tommy Bahama Group Inc.	GAME SHOT	United States of America	77465790			25	Pending
Tommy Bahama Group Inc.	HEATHERED PARADISE PEACH	United States of America	77465762			25	Pending
Tommy Bahama Group Inc.	ISLAND ESTATE	United States of America	77445065			25	Pending
Tommy Bahama Group Inc.	ISLAND ESTATE	United States of America	77445076			20	Pending
Tommy Bahama Group Inc.	ISLAND RETREAT	United States of America	77394919			24	Pending
Tommy Bahama Group Inc.	ISLAND TIDE	United States of America	77465680			25	Pending
Tommy Bahama Group Inc.	KINGSTOWN	United States of America	77313548			20	Pending
Tommy Bahama Group Inc.	LOCALLY FAMOUS	United States of America	77215744	3381521	Feb 12 2008	25	Pending
Tommy Bahama Group Inc.	MIDNIGHT DIAMOND PEACH	United States of America	77465836			25	Pending
Tommy Bahama Group Inc.	ON THE ROCKS	United States of America	77465776			25	Pending
Tommy Bahama Group Inc.	ROCKER CANNON	United States of America	77459255			25	Pending
Tommy Bahama Group Inc.	SET SAIL	United States of America	77202699	3378279	Feb 5 2008	3	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	77128084	3468860	Jul 15 2008	16, 27	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	77295945	3463895	Jul 8 2008	18	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	77333785			41	Pending
Tommy Bahama Group Inc.	TOMMY BAHAMA DENIM	United States of America	77417376			25	Pending
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	77405973			43	Pending

1

	ISLAND COASTAL CUISINE
Tommy Bahama Group Inc.	TOMMY BAHAMA PRIVATE ISLAND	United States of America	77417344			25	Pending
Tommy Bahama Group Inc.	TOMMY BAHAMA THE ISLAND COASTAL CUISINE (stylized and/or with design)	United States of America	77394404			43	Pending
Tommy Bahama Group Inc.	TOMMY BAHAMA’S ISLAND GRILLE	United States of America	77287045			43	Pending
Tommy Bahama Group Inc.	WOODMONT	United States of America	77465500			25	Pending
Tommy Bahama Group Inc.	ZEN TINI LIQUID NIRVANA	United States of America	77312887			25	Pending
Tommy Bahama Group Inc.	ZIPPED MARLIN AND ROSSI	United States of America	77465748			25	Pending
Tommy Bahama Group Inc.	AMBER ISLE	United States of America	78199042	2863722	Jul 13 2004	11, 20, 24	Registered
Tommy Bahama Group Inc.	BAHAMA	United States of America	78319077	2988156	Aug 23 2005	25	Registered
Tommy Bahama Group Inc.	BIRDIE ZIP BY TOMMY BAHAMA	United States of America	78237657	2947689	May 10 2005	25	Registered
Tommy Bahama Group Inc.	BLACK TIE AT THE BEACH	United States of America	78352007	2995992	Sep 13 2005	25	Registered
Tommy Bahama Group Inc.	BUNGALOW	United States of America	75636815	2455996	May 29 2001	35	Registered
Tommy Bahama Group Inc.	BUNGALOW BLONDE	United States of America	75033535	2109682	Oct 28 1997	32	Registered
Tommy Bahama Group Inc.	BUNGALOW BRAND	United States of America	75179530	2074073	Jun 24 1997	25	Registered
Tommy Bahama Group Inc.	BUNGALOW BRAND	United States of America	78116104	2837238	Apr 27 2004	25	Registered
Tommy Bahama Group Inc.	BUNGALOW BREW	United States of America	75033536	2122176	Dec 16 1997	32	Registered
Tommy Bahama Group Inc.	CAMPOLO	United States of America	78482456	3281062	Aug 14 2007	25	Registered
Tommy Bahama Group Inc.	DENIM FOR ISLAND LIVING	United States of America	78028575	2647238	Nov 5 2002	25	Pending
Tommy Bahama Group Inc.	ELEPHANT TRUNKS BY TOMMY BAHAMA	United States of America	78148931	2729260	Jun 24 2003	25	Registered
Tommy Bahama Group Inc.	FINE ISLAND LINENS	United States of America	78128930	2788714	Dec 2 2003	24,27	Registered

2

Tommy Bahama Group Inc.	FISTAIL	United States of America	78323860	2893632	Oct 12 2004	25	Registered
Tommy Bahama Group Inc.	GARDEN OF HOPE AND COURAGE	United States of America	78335270	2908732	Dec 7 2004	25	Registered
Tommy Bahama Group Inc.	GET IT DONE (LATER)	United States of America	787178116			25	Pending
Tommy Bahama Group Inc.	Golden Sun	United States of America	78838493			33	Pending
Tommy Bahama Group Inc.	INDIGO PALMS	United States of America	78028577	2816969	Feb 24 2004	25	Registered
Tommy Bahama Group Inc.	INDIGO PALMS	United States of America	78266628	3021725	Nov 29 2005	35	Registered
Tommy Bahama Group Inc.	INDIGO PALMS	United States of America	78718945	3138846	Sep 5 2006	25	Registered
Tommy Bahama Group Inc.	INDIGO PALMS DENIM COMPANY	United States of America	78028576	2816968	Feb 24 2004	25	Registered
Tommy Bahama Group Inc.	ISLAND EASE	United States of America	78178125	2861432	Jul 6 2004	25	Registered
Tommy Bahama Group Inc.	ISLAND LEAGUER	United States of America	78323630	2895903	Oct 19 2004	25	Registered
Tommy Bahama Group Inc.	ISLAND SOFT	United States of America	78064180	2772576	Oct 7 2003	25	Registered
Tommy Bahama Group Inc.	ISLAND SOFT (Block Design)	United States of America	78380055	3228437	Apr 10 2007	25	Registered
Tommy Bahama Group Inc.	KINGSTOWN COLONY	United States of America	77288564			20,24	Pending
Tommy Bahama Group Inc.	LEISURE TECH	United States of America	77123241	3338963	Nov 20 2007	25	Registered
Tommy Bahama Group Inc.	LIFE IS ONE LONG WEEKEND	United States of America	75147905	2100425	Sep 23 1997	25	Registered
Tommy Bahama Group Inc.	LIFE IS ONE LONG WEEKEND	United States of America	75147910	2079256	Jul 15 1997	25	Registered
Tommy Bahama Group Inc.	LIFE IS ONE LONG WEEKEND	United States of America	78029893	2820384	Mar 2 2004	27	Registered
Tommy Bahama Group Inc.	Logo (Diamond Design)	United States of America	78337205	2980252	Jul 26 2005	25	Registered
Tommy Bahama Group Inc.	Logo (Palm Tree)	United States of America	78151026	2721567	Jun 3 2003	9	Registered
Tommy Bahama Group Inc.	Logo (Pineapple)	United States of America	78199041	2846777	May 25 2004	11,20,24,27	Registered
Tommy Bahama Group Inc.	OCEANAIRE	United States of America	78601760	3150637	Oct 3 2005	25	Registered
Tommy Bahama Group Inc.	ORIGINAL ISLAND SPORT	United States of America	78116103	2799214	Dec 23 2003	25	Registered
Tommy Bahama Group Inc.	PARADISE NATION	United States of America	75597103	2392182	Oct 3 2000	25	Registered
Tommy Bahama Group Inc.	PARADISE NATION	United States of America	78107207	2856732	Jun 22 2004	9	Registered

3

Tommy Bahama Group Inc.	PLANTATION	United States of America	75311606	2494570	Oct 2 2001	25	Registered
Tommy Bahama Group Inc.	PURVEYOR OF ISLAND LIFESTYLES	United States of America	77141681			33	Pending
Tommy Bahama Group Inc.	PURVEYOR OF ISLAND LIFESTYLES	United States of America	77158275	3343667	Nov 27 2007	25	Registered
Tommy Bahama Group Inc.	PURVEYOR OF ISLAND LIFESTYLES	United States of America	78122782	2678330	Jan 21 2003	27	Registered
Tommy Bahama Group Inc.	PURVEYOR OF ISLAND LIFESTYLES	United States of America	78259190	2840371	May 11 2004	35	Registered
Tommy Bahama Group Inc.	RELAX	United States of America	77089039			9	Pending
Tommy Bahama Group Inc.	RELAX	United States of America	78-354819			25	Pending
Tommy Bahama Group Inc.	RELAX (& Design)	United States of America	78355031			25	Pending
Tommy Bahama Group Inc.	RELAX IN STYLE	United States of America	77288639			25	Pending
Tommy Bahama Group Inc.	RESORT SHORT	United States of America	78323875	2895905	Oct 19 2004	25	Registered
Tommy Bahama Group Inc.	RUMBA DEL SOL	United States of America	78385336			20	Pending
Tommy Bahama Group Inc.	Stitching (Back Pocket)	United States of America	78081509	2535136	Jan 29 2002	25	Registered
Tommy Bahama Group Inc.	Stitching (Back Pocket)	United States of America	78337256	2945394	Apr 26 2005	25	Registered
Tommy Bahama Group Inc.	SUNRISE PEAK	United States of America	78905585			20	Pending
Tommy Bahama Group Inc.	TB	United States of America	78171813	2825018	Mar 23 2004	25	Registered
Tommy Bahama Group Inc.	TB 18 GOLF (stylized)	United States of America	77123365	3338972	Nov 20 2007	25	Registered
Tommy Bahama Group Inc.	TB INDIGO PALMS	United States of America	78054599	2854879	Jun 15 2004	25	Registered
Tommy Bahama Group Inc.	THE BACK PORCH	United States of America	78021735	2589935	Jul 2 2002	25	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	74303789	1802812	Nov 2 1993	25	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	75976078	2462870	Jun 19 2001	20	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	75978343	2273118	Aug 24 1999	32	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	75978560	2284151	Oct 5 1999	42	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	75979672	2381910	Aug 29 2000	24	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	77059169			33	Pending

4

Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	77333789			36	Pending
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	77333793			43	Pending
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78021272	2641036	Oct 22 2002	9	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78021333	2925676	Feb 8 2005	21	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78021667	2492771	Sep 25 2001	35	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78025536	2551210	Mar 19 2002	14	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78028967	2670281	Dec 31 2002	27	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78081904	2547466	Mar 12 2002	16	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78107197	2745191	Jul 29 2003	9	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78119245	2704749	Apr 8 2003	24	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78122811	2678331	Jan 21 2003	28	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78193846	2782036	Nov 11 2003	24	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78198459	2771892	Oct 7 2003	4,16,34	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78398489	3075649	Apr 4 2006	3	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78623179	3294923	Sep 18 2007	33	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78623189			32	Pending
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78725865	3120783	Jul 25 2006	11	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78785539			34	Pending
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78968024	3227991	Apr 10 2007	28	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	78975254	2872869	Aug 10 2004	11	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	789765654	3074797	Mar 28 2006	21	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA (W/DESIGN)	United States of America	78856819	3198912	Jan 16 2007	25	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA AMBER ISLE COLLECTION	United States of America	78116249	2787590	Nov 25 2003	20	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA BUNGALOW BLONDE	United States of America	75081308	2100290	Sep 23 1997	32	Registered

5

Tommy Bahama Group Inc.	TOMMY BAHAMA BUNGALOW BREW	United States of America	75210782	2112400	Nov 11 1997	32	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA CHALLENGE	United States of America	78402659	2986535	Aug 16 2005	35	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA CHALLENGE	United States of America	78402698	3127675	Aug 8 2006	41	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA EST. 1993 RELAX	United States of America	78868344	3274843	Aug 7 2007	25	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA GOLDEN SUN	United States of America	78838489			33	Pending
Tommy Bahama Group Inc.	TOMMY BAHAMA ISLAND SOFT	United States of America	78042795	2644541	Oct 29 2002	25	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA RELAX	United States of America	77022410			19,20	Pending
Tommy Bahama Group Inc.	TOMMY BAHAMA RELAX	United States of America	78685933	3349637	Dec 4 2007	25	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA RELAX	United States of America	78860957	3327650	Oct 30 2007	35	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA RELAX QUALITY SINCE 1993	United States of America	78868314	3264623	Jul 17 2007	25	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA SHADE MAKER	United States of America	78276251	2862861	Jul 13 2004	25	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA WHITE SAND	United States of America	78838511	3332260	Nov 6 2007	33	Registered
Tommy Bahama Group Inc.	TOMMY BAHAMA’S TROPICAL CAFÉ	United States of America	2112530	2112530	Nov 11 1997	42	Registered
Tommy Bahama Group Inc.	TORTOLA	United States of America	2899981	2899981	Nov 2 2004	25	Registered
Tommy Bahama Group Inc.	TRAVELER’S RETREAT	United States of America	2908736	2908736	Dec 7 2004	20	Registered
Tommy Bahama Group Inc.	TROPICOTTON	United States of America	2974038	2974038	Jul 19 2005	25	Registered
Tommy Bahama Group Inc.	WHITE SAND	United States of America	3336958	3336958	Nov 13 2007	33	Registered
Tommy Bahama Group, Inc.
Tommy Bahama Group Inc.	TOMMY BAHAMA	United States of America	77333797			43	pending

6

Trademark Records By Trademark

Owner	Trademark	Country	Application No.	Registration No.	Registration Date	Classes	Status

ARNOLD BRANT
SFI OF OXFORD ACQUISITION CORPORATION	ARNOLD BRANT	United States of America	74577159	2074835	Jul 1 1997	25	Registered
SFI OF OXFORD ACQUISITION CORPORATION	ARNOLD BRANT	United States of America	78385288	3115974	Jul 18 2006	9,14,25	Registered
MARANZONE
SFI OF OXFORD ACQUISITION CORPORATION	MARANZONE	United States of America	78721972	3285664	Aug 28 2007	25	Registered
MARANZONE UOMO
SFI OF OXFORD ACQUISITION CORPORATION	MARANZONE UOMO	United States of America	78721978	3267761	Jul 24 2007	25	Registered
SFI
SFI OF OXFORD ACQUISITION CORPORATION	SFI	United States of America	75177722	2151434	Apr 14 1998	25,35	Registered
SILVERSTONE
SFI OF OXFORD ACQUISITION CORPORATION	SILVERSTONE	United States of America	77057223	3474558	Jul 29 2008	25	Registered

1

Trademark Records By Trademark

Owner	Trademark	Country	Application No.	Registration No.	Registration Date	Classes	Status

OXFORD
Piedmont Apparel Corporation	OXFORD	United States of America	78354017	3003702	Oct 4 2005	40	Registered

1

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	No.	Status	Agent
Client	File Reference	Next Renewal Date	Reg. Date	No.	Sub Status	Supervisor

CATTLEMAN

Oxford Industries, Inc.	CATTLEMAN	United States of America	Dec 4 1989	74007488	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	606	Jul 10 1990	Jul 10 2010	1605723		Mary Margaret Heaton

Class	25
Goods	CLOTHING AND SPORTSWEAR, NAMELY JEANS AND SHIRTS

Oxford Industries, Inc.	CATTLEMAN	United States of America	Mar 1 1991	74143636	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	599	Nov 10 2012	Nov 10 1992	1731204		Mary Margaret Heaton

Class	25
Goods	men’s shirts, pants and jackets

COUNTRY CHARMERS

Oxford Industries, Inc.	COUNTRY CHARMERS	United States of America	Mar 5 1991	74144591	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	596	May 5 2012	May 5 1992	1685405		Mary Margaret Heaton

Class	25
Goods	casual clothing; namely, ladies western dresses and skirts, blouses and shirts

CUMBERLAND OUTFITTERS

Oxford Industries, Inc.	CUMBERLAND OUTFITTERS	United States of America	Jun 16 1995	74689426	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	555	Jan 14 2017	Jan 14 1997	2031132	renewed	Mary Margaret Heaton

Class	25
Goods	men’s shirts

ELY

Oxford Industries, Inc.	ELY	United States of America	Dec 22 1971	72410888	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	731	Mar 13 2013	Mar 13 1973	0955223		Mary Margaret Heaton

Class	25
Goods	SHIRTS (SPORT, DRESS, WESTERN, WORK), PAJAMAS, ROBES, UNDERWEAR, SWEAT SHIRTS, SWIMWEAR, PANTS, JACKETS, JEANS, OVERALLS AND WORK CLOTHING

2

Class	39
Goods

ELY CASUALS

Oxford Industries, Inc.	ELY CASUALS	United States of America	Jul 6 2001	76280826	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	534	Apr 1 2013	Apr 1 2003	2703121	renewed	Mary Margaret Heaton

Class	25
Goods	Men’s and Boys shirts

ELY DIAMOND

Oxford Industries, Inc.	ELY DIAMOND	United States of America	Mar 1 1991	74143649	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	598	Jun 2 2012	Jun 2 1992	1690259		Mary Margaret Heaton

Class	25
Goods	men’s and boys shirts

ELY PLAINS

Oxford Industries, Inc.	ELY PLAINS	United States of America	Mar 4 1991	74143774	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	597	Feb 4 2012	Feb 4 1992	1674367		Mary Margaret Heaton

Class	25
Goods	western shirts and pants for ladies, girls and men

3

Trademark Records By Trademark

Owner	Trademark	Country	Appl. Date	No.	Status	Agent
Client	File Reference	Next Renewal Date	Reg. Date	No.	Sub Status	Supervisor

Logo (O Needle)

Oxford Industries, Inc.	Logo (O Needle)	United States of America	Jun 24 1988	73736283	Registered	Oxford Industries, Inc.
Oxford Industries, Inc.	613	Aug 1 2009	Aug 1 1989	1550250		Mary Margaret Heaton

Class	25
Goods	WEARING APPAREL, NAMELY; SWEATERS, SHIRTS AND JACKETS

1

Trademark Records By Trademark

Owner	Trademark	Country	Application No.	Registration No.	Classes	Status

2 DRY

Oxford Industries, Inc.	2 DRY	United States of America	77029735			25	Pending

ACTION ARM

Oxford Industries, Inc.	ACTION ARM	United States of America	76530257	2933803	Mar 15 2005	25	Registered

APPAREL FOR OUR EARTH

Oxford Industries, Inc.	APPAREL FOR OUR EARTH	United States of America	77456916			25	Pending

BLOCKPOINT

Oxford Industries, Inc.	BLOCKPOINT	United States of America	78842247			25	Registered

BUILT TO PERFORM

Oxford Industries, Inc.	BUILT TO PERFORM	United States of America	78633101	3360498	Dec 25 2007	25	Registered

COLLEGIATE FIT

Oxford Industries, Inc.	COLLEGIATE FIT	United States of America	78794558	3403259	Mar 25 2008	25	Registered

COOL LUX

Oxford Industries, Inc.	COOL LUX	United States of America	78688231			25	Pending

CYE

Oxford Industries, Inc.	CYE	United States of America	77057198			25	Pending

EASY MOTION

Oxford Industries, Inc.	EASY MOTION	United States of America	76530258	2983655	Aug 9 2005	25	Registered

1

ECO COT

Oxford Industries, Inc.	ECO COT	United States of America	78930686			25	Pending

ENERGY SAVING

Oxford Industries, Inc.	ENERGY SAVING	United States of America	77211576			25	Pending

ENERGY SAVING APPAREL

Oxford Industries, Inc.	ENERGY SAVING APPAREL	United States of America	77456907			25	Pending

ETI

Oxford Industries, Inc.	ETI	United States of America	78936956			25	Pending

FROM THE LINKS TO LIFE

Oxford Industries, Inc.	FROM THE LINKS TO LIFE	United States of America	77225569			25	Pending

GO COLD WATER

Oxford Industries, Inc.	GO COLD WATER	United States of America	77512518			25	Pending

KONA WIND

Oxford Industries, Inc.	KONA WIND	United States of America	78934560			24	Pending
Oxford Industries, Inc	KONA WIND	United States of America	78695361	3283679	Apr 21 2007	25	Registered

LINELOCK

Oxford Industries, Inc.	LINELOCK	United States of America	78337590	2968666	Jul 12 2005	25	Registered

LINKS TECH

Oxford Industries, Inc.	LINKS TECH	United States of America	76035853	2528587	Registered	25	Registered

2

LIQUID SILK

Oxford Industries, Inc.	LIQUID SILK	United States of America	76530259	3283345	Aug 21 2007	25	Registered

LUX CARE

Oxford Industries, Inc.	LUX CARE	United States of America	7707776			25	Pending

METRO LONDON

Oxford Industries, Inc.	METRO LONDON	United States of America	77365412			18	Pending
Oxford Industries, Inc.	METRO LONDON	United States of America	77365404			25	Pending

MICRO CURE

Oxford Industries, Inc.	MICRO CURE	United States of America	77172009			25	Pending

OCEAN PEACH

Oxford Industries, Inc.	OCEAN PEACH	United States of America	78930737			25	Pending

PERMA SHAPE COLLAR

Oxford Industries, Inc.	PERMA SHAPE COLLAR	United States of America	77214125			25	Pending

PINE FAB

Oxford Industries, Inc.	PINE FAB	United States of America	78930732			25	Pending

POWER SWING

Oxford Industries, Inc.	POWER SWING	United States of America	76540278	2983674	Aug 9 2005	25	Registered

RING FREE

Oxford Industries, Inc.	RING FREE	United States of America	78723934	3236105	May 1 2007	25	Registered

3

SHIRT FREE

Oxford Industries, Inc.	SHIRT FREE	United States of America	77225563			25	Pending

SHIRT GUARD

Oxford Industries, Inc.	SHIRT GUARD	United States of America	78961454			25	Pending

TECHNO DRY

Oxford Industries, Inc.	TECHNO DRY	United States of America	78959315	3256429	Jun 26 2007	25	Registered

THE LIFETIME COLLAR

Oxford Industries, Inc.	THE LIFETIME COLLAR	United States of America	76454877	2805640	Jan 13 2004	25	Registered

TRANQUILITY BAY

Oxford Industries, Inc.	TRANQUILITY BAY	United States of America	77230085			18	Pending
Oxford Industries, Inc	TRANQUILITY BAY	United States of America	77230084			24	Pending
Oxford Industries, Inc.	TRANQUILITY BAY	United States of America	78436790			25	Pending

TRUST THE TRADITION

Oxford Industries, Inc.	TRUST THE TRADITION	United States of America	77128003	3406287	Apr 1 2018	25	Registered

VERI COOL

Oxford Industries, Inc.	VERI COOL	United States of America	78852562			25	Pending

VERI COOL BE ACTIVE STAY COOL

Oxford Industries, Inc.	VERI COOL BE ACTIVE STAY COOL	United States of America	78535285	3028941	Dec 13 2005	25	Registered

4

WIND GEAR

Oxford Industries, Inc.	WIND GEAR	United States of America	76530255	2992885	Sep 6 2005	25	Registered

WIND WEAR

Oxford Industries, Inc.	WIND WEAR	United States of America	76530256			25	Pending

5

Trademark Records By Trademark

Owner	Trademark	Country	Application No.	Registration No.	Classes	Status

GOLF TECH

Oxford Industries, Inc.	GOLF TECH	United States of America	77107992			25	Pending

GREEN CARE

Oxford Industries, Inc.	GREEN CARE	United States of America	77288659			25	Pending

HOLBROOK

Oxford Industries, Inc.	HOLBROOK	United States of America	72318672	0917690	Aug 3 1971	25,39	Registered

Logo (O Golf Shield)

Oxford Industries, Inc.	Logo (O Golf Shield)	United States of America	76551594			25	Pending

OXFORD GOLF

Oxford Industries, Inc.	OXFORD GOLF	United States of America	76519622	3014444	Nov 15 2005	25	Registered

Oxford Golf Collection

Oxford Industries, Inc.	Oxford Golf Collection	United States of America	78766553	3399710	Mar 18 2008	25	Registered

OXFORD SHIRTINGS

Oxford Industries, Inc.	OXFORD SHIRTINGS	United States of America	73729102	1663863	Nov 5 1991	25	Registered

OXFORD SHIRTMAKERS

Oxford Industries, Inc.	OXFORD SHIRMAKERS	United States of America	73701682	1555819	Sep 12 1989	25	Registered

OXFORD SPORT

Oxford Industries, Inc.	OSFORD SPORT	United States of America	78320894			25	Pending

1

Trademark Records By Trademark

Owner	Trademark	Country	Application No.	Registration No.	Classes	Status

SOLITUDE

Oxford Industries, Inc.	SOLITUDE	United States of America	77127976			18	Pending

Oxford Industries, Inc.	SOLITUDE	United States of America	78952176			18,25	Pending

Oxford Industries, Inc.	SOLITUDE	United States of America	75496966	2386201	Sep 12 2000	25	Registered

Oxford Industries, Inc.	SOLITUDE	United States of America	78931273			25	Pending

Oxford Industries, Inc.	SOLITUDE	United States of America	78961464			25	Pending

Oxford Industries, Inc.	SOLITUDE	United States of America	78973821			3	Pending

SOLITUDE S

Oxford Industries, Inc.	SOLITUDE S	United States of America	78743726			25	Pending

1

Trademark Records By Trademark

Owner	Trademark	Country	Application No.	Registration No.	Classes	Status

BILLY LONDON

Oxford Industries, Inc.	BILLY LONDON	United States of America	78517495	3134172	Aug 22 2006	25	Registered

CHRISTOPHER HUNT

Oxford Industries, Inc.	CHRISTOPHER HUNT	United States of America	73676999	1522687	Jan 31 1989	25	Registered

CROP & SADDLE

Oxford Industries, Inc.	CROP & SADDLE	United States of America	73739075	1528387	Mar 7 1989	25	Registered

EVERPRESS

Oxford Industries, Inc.	EVERPRESS	United States of America	77165987			25	Pending

EXTERIOR DESIGN

Oxford Industries, Inc.	EXTERIOR DESIGN	United States of America	75220477	2097901	Sept 16 1997	25	Registered

HOLBROOK

Oxford Industries, Inc.	HOLBROOK	United States of America	74551492	2089513	Aug 19 1997	25	Registered

HOOK AND BULLET

Oxford Industries, Inc.	HOOK AND BULLET	United States of America	76017428	2553820	Mar 26 2002	25	Registered

LANA MODA

Oxford Industries, Inc.	LANA MODA	United States of America	74299191	1810289	Dec 7 1993	25	Registered

LANIER

Oxford Industries, Inc.	LANIER	United States of America	73524879	1386068	Mar 11 1986	25	Registered

1

LANIER CLOTHES

Oxford Industries, Inc.	LANIER CLOTHES	United States of America	73012493	1001567	Jan 14 1975	25	Registered

LUXURY TOUCH

Oxford Industries, Inc.	LUXURY TOUCH	United States of America	77394406			25	Pending

NEON

Oxford Industries, Inc.	NEON	United States of America	73687838	1508268	Oct 11 1988	25	Registered

PERFECT PRESS

Oxford Industries, Inc.	PERFECT PRESS	United States of America	78476488	3047065	Jan 17 2006	25	Registered

PHILLIP ST. JOHN

Oxford Industries, Inc.	PHILLIP ST. JOHN	United States of America	73432701	1346299	Jul 2 1985	25	Registered

QUAILBROOK

Oxford Industries, Inc.	QUAILBROOK	United States of America	73739076	1524669	Feb 14 1989	25	Registered

SMARTSUIT

Oxford Industries, Inc.	SMARTSUIT	United States of America	76397281	3068579	Mar 14 2006	25	Registered

SUPERFINE 130

Oxford Industries, Inc.	SUPERFINE 130	United States of America	76509852	3077093	Apr 4 2006	25	Registered

THE CITICLOTH

Oxford Industries, Inc.	CITICLOTH	United States of America	73635097	1455434	Sep 1 1987	25	Registered

2

Trademark Records By Trademark

Owner	Trademark	Country	Application No.	Registration No.	Classes	Status

9 2 8 to

Oxford Industries, Inc.	9 2 8 to	United States of America	74268033	1761460	Mar 30 1993	25	Registered

928

Oxford Industries, Inc.	928	United States of America	73339437	1222689	Jan 4 1983	25	Registered

OAKDALE

Oxford Industries, Inc.	OAKDALE	United States of America	73373734	1244632	Jul 5 1983	25	Registered

TRAIL GEAR

Oxford Industries, Inc.	TRAIL GEAR	United States of America	73373735	1244633	Jul 5 1983	25	Registered

1

Foreign Tommy Bahama Group, Inc., Viewpoint
International, Inc. (former name for Tommy Bahama
Group, Inc.) and Oxford Industries, Inc. Trademarks

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Canada	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Billy London

Reg. Owner:	Oxford Industries, Inc.	Status:	Pending Application	TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.116

Client:	Client Ref:

Agent:	Agent Ref:

App. #	1 366 060	App. Dt:	10/3/2007	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Review File	9/2/2009	10/2/2009	10/2/2009	Yes	Yes	Yes	Yes

Submit Evidence of Use	8/2/2010	10/2/2010	10/2/2013	Yes	Yes	Yes	Yes

Submit Evidence of Use Ext #1	2/2/2011	4/2/2011	10/2/2013	Yes	Yes	Yes	Yes

Submit Evidence of Use Ext. #2	8/2/2011	10/2/2011	10/2/2013	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	1 366 060	1st App. Dt:	10/2/2007

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:	men’s suits, sportcoats and pants

Class(es) Claimed:	Classification Type:	No Classification

ID: 1048	Active: Yes	Last User:	WMK	Input Date: 10/3/2007	Update Date: 10/9/2007

TM Rights (Essential)	Report Date: 7/24/2008

Country:	European Union	Warning: No	Third Party: No	WIPO: No	CTM: Yes

Mark:	Country Charmer

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0006

Client:	Client Ref:

Agent:	W.P. Thompson & Co.	Agent Ref:	T4086489EM

App. #	002922805	App. Dt:	10/29/2002	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	3/29/2004	Allow Dt:	1st User Dt:

Reg. #:	002922805	Reg. Dt:	11/2/2002	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Status Check on App	4/25/2003	4/25/2003	3/14/2003	No	No	No	No

Frwd: Filing Certificate	4/29/2003	4/29/2003	4/29/2003	3/14/2003	Yes	Yes	Yes	No

Renewal	6/2/2012	11/2/2012	4/29/2013	Yes	Yes	Yes	Yes

Renewal Ext #1	10/29/2012	4/29/2013	4/29/2013	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	002922805	1st App. Dt:	10/29/2002

In Charge 3:	1st Reg. #:	002922805	1st Reg. Dt:	11/2/2002

Disclaimer(s):

G&S Description:	Clothing for men, women and children

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 331	Active: Yes	Last User:	WMK	Input Date: 1/23/2003	Update Date: 11/8/2004

TM Rights (Essential)	Report Date: 7/24/2008

Country:	European Union	Warning: No	Third Party: No	WIPO: No	CTM: Yes

Mark:	Ely Cattleman

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0007

Client:	Client Ref:

Agent:	W.P. Thompson & Co.	Agent Ref:	T408648EM

App. #	002922870	App. Dt:	11/2/2002	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	002922870	Reg. Dt:	11/2/2002	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Frwd: Filing Certificate	4/29/2003	4/29/2003	4/29/2003	3/14/2003	Yes	Yes	Yes	No

Renewal	6/2/2012	11/2/2012	4/29/2013	Yes	Yes	Yes	Yes

Renewal Ext #1	10/29/2012	4/29/2013	4/29/2013	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	002922870	1st App. Dt:	10/29/2002

In Charge 3:	1st Reg. #:	002922870	1st Reg. Dt:	11/2/2002

Disclaimer(s):

G&S Description:	Clothing for men, women and children

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 93	Active: Yes	Last User:	WMK	Input Date: 1/1/2003	Update Date: 11/8/2004

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Italy	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Holbrook

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0010

Client:	Client Ref:

Agent:	Fiammenghi	Agent Ref:	CF/ps/I0807

App. #	App. Dt:	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	662080	Reg. Dt:	11/9/1993	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal handled through foreign counsel	5/9/2003	11/9/2003	11/9/2003	No	No	No	No

In Charge 1:

In Charge 2:	1st App. #:	1st App. Dt:

In Charge 3:	1st Reg. #:	662080	1st Reg. Dt:	11/9/1993

Disclaimer(s):

G&S Description:	Clothing

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 96	Active: Yes	Last User:	WMK	Input Date: 1/1/2003	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Benelux	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Holbrook

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0005

Client:	Client Ref:

Agent:	Kirkpatrick Office SA	Agent Ref:	MBNL/6552-OXF-394.27

App. #	App. Dt:	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	394 273	Reg. Dt:	10/28/1993	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Informed Client	4/18/2003	10/28/2003	10/28/2003	No	No	No	No

In Charge 1:

In Charge 2:	1st App. #:	1st App. Dt:

In Charge 3:	1st Reg. #:	394 273	1st Reg. Dt:	10/28/1993

Disclaimer(s):

G&S Description:	All goods

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 101	Active: Yes	Last User:	WMK	Input Date: 1/1/2003	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Germany	Warning: No	Third Party: No	WIPO: No	CTM: Yes

Mark:	Holbrook

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Renewed	Alternate #:	005.0009

Client:	Client Ref:

Agent:	Lichtenstein, Koemer & Partners	Agent Ref:	93/1309/hn

App. #	08000925	App. Dt:	10/19/1973	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	9222424	Reg. Dt:	9/10/1974	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Informed by client this is German counsel’s	10/16/2003	No	No	No	No

In Charge 1:

In Charge 2:	1st App. #:	0800925	1st App. Dt:	10/19/1973

In Charge 3:	1st Reg. #:	9222424	1st Reg. Dt:	9/10/1974

Disclaimer(s):

G&S Description:	Clothing

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 104	Active: Yes	Last User:	WMK	Input Date: 1/1/2003	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	France	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Holbrook

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:

Client:	Client Ref:

Agent:	Clifford Chance	Agent Ref:	C TL0492A.COM/KSP

App. #	1251654	App. Dt:	10/28/1983	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	1251654	Reg. Dt:	10/26/1993	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

In Charge 1:

In Charge 2:	1st App. #:	1251654	1st App. Dt:	10/28/1983

In Charge 3:	1st Reg. #:	1251654	1st Reg. Dt:	10/26/1993

Disclaimer(s):

G&S Description:	Clothing

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 103	Active: Yes	Last User:	WMK	Input Date: 1/1/2003	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Canada	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Indigo Palms

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Pending Application	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0015

Client:	Client Ref:

Agent:	Gowling LaFleur Henderson LLP	Agent Ref:	T6/747 430 CA

App. #	App. Dt:	11/5/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

In Charge 1:

In Charge 2:	1st App. #:	1st App. Dt:	11/5/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing: namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots, and neckerchiefs (Cl.25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (Cl. 35) FILE SENT TO WENDY ROBERTSON, ALSTON ON 6-28-05

Class(es) Claimed:	25, 35	Classification Type:	International Classification

ID: 416	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	China (People’s Republic of)	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Indigo Palms

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Service Mark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0039.1

Client:	Client Ref:

Agent:	Vivien Chan & Co.	Agent Ref:	JAI031783

App. #	3832649	App. Dt:	12/8/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	2832649	Reg. Dt:	3/28/2006	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	9/27/2015	3/27/2016	9/28/2016	Yes	Yes	Yes	Yes

Renewal Ext #1	3/28/2016	9/28/2016	9/28/2016	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	3832649	1st App. Dt:	12/8/2003

In Charge 3:	1st Reg. #:	3832649	1st Reg. Dt:	3/28/2006

Disclaimer(s):

G&S Description:	Promotion and Sales for others of books, clothing, clothing accessories, sunglasses, shoes and swimwear in Class 35

Class(es) Claimed:	35	Classification Type:	International Classification

ID: 588	Active: Yes	Last User:	WMK	Input Date: 12/21/2004	Update Date: 7/24/2008

TM Rights (Essential)				Report Date: 7/24/2008

Country:	Switzerland		Warning: No	Third Party: No		WIPO: No			CTM: No

Mark:	Indigo Palms

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered			TM Type:			Trademark

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0019

Client:		Client Ref:

Agent:	Kirker & Cie SA	Agent Ref:

App. #	5578/2003	App. Dt:	11/11/2003	Mail Dt:		ITU:			No

Pub. #		Pub. Dt:		Allow Dt:		1st User Dt:

Reg. #:	517968	Reg. Dt:	11/11/2003	Grant Dt.:		Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Priority docs received				11/20/2003	No	No	No		No

Review File	10/11/2005	11/11/2005	11/11/2005		Yes	Yes	Yes		Yes

Renewal	11/11/2012	11/11/2013	5/11/2014		Yes	Yes	Yes		Yes

Renewal Ext #1	5/11/2013	5/11/2014	5/11/2014		Yes	Yes	Yes		Yes

Renewal Prior Apr 1, 1993	5/11/2023	11/11/2023	11/11/2023		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:	5578/2003		1st App. Dt:			11/11/2003

In Charge 3:			1st Reg. #:	517968		1st Reg. Dt:			11/11/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing: namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots, and neckerchiefs (Cl.25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (Cl. 35)

Class(es) Claimed:	25, 35			Classification Type:				International Classification

ID: 420	Active: Yes	Last User:	WMK	Input Date: 10/28/2003				Update Date: 6/23/2005

TM Rights (Essential)	Report Date: 7/24/2008

Country:	China (People’s Republic of)	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Indigo Palms

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0039

Client:	Client Ref:

Agent:	Vivien Chan & Co.	Agent Ref:	JAI031779/303/326

App. #	3832649	App. Dt:	12/8/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	12/28/2005	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	9/27/2015	3/27/2016	9/28/2016	Yes	Yes	Yes	Yes

Renewal Ext #1	3/28/2016	9/28/2016	9/28/2016	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	3832652	1st App. Dt:	12/8/2003

In Charge 3:	1st Reg. #:	3832649	1st Reg. Dt:	3/28/2006

Disclaimer(s):

G&S Description:	Retail promotion of goods

Class(es) Claimed:	35	Classification Type:	International Classification

ID: 442	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Hong Kong	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Indigo Palms

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0027

Client:	Client Ref:

Agent:	Wilkinson & Grist	Agent Ref:	AC:LC:J440-2TM

App. #	300111167	App. Dt:	11/14/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	9/17/2004	Allow Dt:	1st User Dt:

Reg. #:	300111167	Reg. Dt:	11/14/2003	Grant Dt.:	Com. Use Dt:
11/14/2003

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal Prior Apr. 4, 2003	5/14/2010	11/14/2010	12/14/2010	Yes	Yes	Yes	Yes

Renewal Prior Apr. 4, 2003	6/14/2010	12/14/2010	12/14/2010	Yes	Yes	Yes	Yes

Ext #1

Renewal	5/14/2013	11/14/2013	11/14/2013	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	300111167	1st App. Dt:	11/14/2003

In Charge 3:	1st Reg. #:	300111167	1st Reg. Dt:	11/14/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (CI. 35)

Class(es) Claimed:	25, 35	Classification Type:	International Classification

ID: 429	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 10/2/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Japan	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Indigo Palms

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0055

Client:	Client Ref:

Agent:	Yuasa & Hara	Agent Ref:	YY, VT 0240-00002

App. #	99342/2003	App. Dt:	11/10/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	4947042	Reg. Dt:	4/21/2006	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Office Action Response	7/21/2004	8/21/2004	7/15/2004	No	No	No	No

Use Required	4/21/2008	4/21/2009	4/21/2009	Yes	Yes	Yes	Yes

Renewal	10/21/2015	4/21/2016	10/21/2016	Yes	Yes	Yes	Yes

Renewal Ext #1	4/21/2016	10/21/2016	10/21/2016	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	99342/2003	1st App. Dt:	11/10/2003

In Charge 3:	1st Reg. #:	4947042	1st Reg. Dt:	4/21/2006

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (cl. 35)

Class(es) Claimed:	25, 35	Classification Type:	International Classification

ID: 459	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 5/30/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	European Union	Warning: No	Third Party: No	WIPO: No	CTM: Yes

Mark:	Indigo Palms

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0051

Client:	Client Ref:

Agent:	Field Fisher Waterhouse	Agent Ref:	37402-00003

App. #	App. Dt:	10/29/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	8/23/2004	Allow Dt:	1st User Dt:

Reg. #:	3462009	Reg. Dt:	2/10/2005	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Use Required	2/10/2009	2/10/2010	2/10/2010	Yes	Yes	Yes	Yes

Renewal	4/29/2013	10/29/2013	4/29/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	10/29/2013	4/29/2014	4/29/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	1st App. Dt:	10/29/2003

In Charge 3:	1st Reg. #:	3462009	1st Reg. Dt:	2/10/2005

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (cl. 35)

Class(es) Claimed:	25, 35	Classification Type:	International Classification

ID: 455	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 1/30/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Australia	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Indigo Palms

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0043

Client:	Client Ref:

Agent:	Pipers Patent & Trademark Attorneys	Agent Ref:	M/HK/300994AU

App. #	976090	App. Dt:	10/28/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	11/27/2003	Allow Dt:	1st User Dt:

Reg. #:	976909	Reg. Dt:	10/28/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal Prior to Jan. 1, 1996	10/28/2009	10/28/2010	10/28/2011	Yes	Yes	Yes	Yes

Renewal Prior to Jan. 1, 1996 Ext #1	10/28/2010	10/28/2011	10/28/2011	Yes	Yes	Yes	Yes

Renewal	4/28/2013	10/28/2013	10/28/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	4/28/2014	10/28/2014	10/28/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	976090	1st App. Dt:	10/28/2003

In Charge 3:	1st Reg. #:	976909	1st Reg. Dt:	10/28/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (cl. 35)

Class(es) Claimed:	25, 35	Classification Type:	International Classification

ID: 446	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 10/24/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Venezuela	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Indigo Palms

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Pending Application	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0067

Client:	Client Ref:

Agent:	Ezagui Spitzer Law Firm	Agent Ref:	9340-949-1

App. #	17942-03	App. Dt:	12/5/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Review File	11/5/2005	12/5/2005	12/5/2005	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	17942-03	1st App. Dt:	12/5/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (cl. 35)

Class(es) Claimed:	25, 35	Classification Type:	International Classification

ID: 471	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	New Zealand	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Indigo Palms

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0063

Client:	Client Ref:

Agent:	Pipers Patent & Trademark Attorneys	Agent Ref:	R/HC/110363NZ

App. #	703960	App. Dt:	11/5/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	11/28/2003	Allow Dt:	1st User Dt:

Reg. #:	703960	Reg. Dt:	6/24/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal Prior Aug 20, 2003	5/5/2010	11/5/2010	11/5/2010	Yes	Yes	Yes	Yes

Renewal	2/24/2013	6/24/2013	11/5/2013	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	703960	1st App. Dt:	11/5/2003

In Charge 3:	1st Reg. #:	703960	1st Reg. Dt:	6/24/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (cl. 35)

Class(es) Claimed:	25, 35	Classification Type:	International Classification

ID: 467	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 10/2/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Mexico	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Indigo Palms

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Service Mark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0023

Client:	Client Ref:

Agent:	Goodrich, Riquelme y Asociandos	Agent Ref:	T031073MX0

App. #	630055	App. Dt:	11/25/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	821311	Reg. Dt:	2/18/2004	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Use Required	2/18/2006	2/18/2007	2/18/2007	Yes	Yes	Yes	Yes

Renewal	5/25/2013	11/25/2013	5/25/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	11/25/2013	5/25/2014	5/25/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	630055	1st App. Dt:	11/25/2003

In Charge 3:	1st Reg. #:	821311	1st Reg. Dt:	2/18/2004

Disclaimer(s):

G&S Description:	Retail store services, mainly retail store services of books, clothing, clothing accessories, sunglasses, shoes and swimwear

Class(es) Claimed:	35	Classification Type:	International Classification

ID: 532	Active: Yes	Last User:	WMK	Input Date: 6/29/2004	Update Date: 1/25/2007

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Bahamas	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Indigo Palms

Reg. Owner:	Viewpoint International, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0035

Client:	Client Ref:

Agent:	Mosko & Associates	Agent Ref:	23001248-RM

App. #	26352	App. Dt:	11/21/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	3/1/2007	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	5/21/2017	11/21/2017	12/21/2017	Yes	Yes	Yes	Yes

Renewal Ext #1	6/21/2017	12/21/2017	12/21/2017	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	26352	1st App. Dt:	11/21/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (cl. 35)

Class(es) Claimed:	25, 35	Classification Type:	International Classification

ID: 437	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 4/19/2007

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Brazil	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Indigo Palms

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Allowed	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0031

Client:	Client Ref:

Agent:	David Do Nascimento Avogados Associados	Agent Ref:

App. #	825964288 (c1 25)	App. Dt:	12/1/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	1/6/2004	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Class 25 renewal due	7/3/2017	No	No	No	Yes

Class 35 renewal due	1/28/2018	No	No	No	Yes

In Charge 1:

In Charge 2:	1st App. #:	825964288 (cl 25)	1st App. Dt:	12/1/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (cl. 35)

Class(es) Claimed:	25, 35	Classification Type:	International Classification

ID: 432	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Venezuela	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Island Soft

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0066

Client:	Client Ref:

Agent:	Ezagui Spitzer Law Firm	Agent Ref:	9340-949-1

App. #	17943-03	App. Dt:	12/5/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	12/19/2005	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	6/19/2015	12/19/2015	6/19/2016	Yes	Yes	Yes	Yes

Renewal Ext #1	12/19/2015	6/19/2016	6/19/2016	Yes	Yes	Yes	Yes

Renewal Prior to Aug 4, 1992	6/19/2020	12/19/2020	12/19/2020	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	17943-03	1st App. Dt:	12/5/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:	12/19/2005

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 470	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 3/7/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Japan	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Island Soft

Reg. Owner:	Viewpoint International, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0054

Client:	Client Ref:

Agent:	Yuasa & Hara	Agent Ref:	YY, VT 0240-00001

App. #	99341/2003	App. Dt:	11/10/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	4941065	Reg. Dt:	3/31/2006	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Review File	10/10/2005	11/10/2005	11/10/2005	7/15/2004	Yes	Yes	Yes	No

Renewal	10/1/2015	3/31/2016	9/30/2016	Yes	Yes	Yes	Yes

Renewal Ext #1	3/30/2016	9/30/2016	9/30/2016	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	99341/2003	1st App. Dt:	11/10/2003

In Charge 3:	1st Reg. #:	4941065	1st Reg. Dt:	3/31/2006

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	Classification Type:	International Classification

ID: 458	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 5/30/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	New Zealand	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Island Soft

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0062

Client:	Client Ref:

Agent:	Pipers Patent & Trademark Attorneys	Agent Ref:	R/HC/110361NZ

App. #	703958	App. Dt:	11/5/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	11/28/2003	Allow Dt:	1st User Dt:

Reg. #:	703958	Reg. Dt:	11/5/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal Prior Aug. 20, 2003	5/5/2010	11/5/2010	11/5/2010	Yes	Yes	Yes	Yes

Renewal	5/5/2013	11/5/2013	11/5/2013	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	703958	1st App. Dt:	11/5/2003

In Charge 3:	1st Reg. #:	703958	1st Reg. Dt:	11/5/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 466	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 10/2/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Switzerland	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Island Soft

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0018

Client:	Client Ref:

Agent:	Kirker & Cie SA	Agent Ref:

App. #	5580/2003	App. Dt:	11/11/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	1/13/2004	Allow Dt:	1st User Dt:

Reg. #:	517181	Reg. Dt:	11/11/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Review File	10/11/2005	11/11/2005	11/11/2005	Yes	Yes	Yes	Yes

Renewal	11/11/2012	11/11/2013	5/11/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	5/11/2013	5/11/2014	5/11/2014	Yes	Yes	Yes	Yes

Renewal Prior Apr 1, 1993	5/11/2023	11/11/2023	11/11/2023	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	5580/2003	1st App. Dt:	11/11/2003

In Charge 3:	1st Reg. #:	517181	1st Reg. Dt:	11/11/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 418	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 6/23/2005

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Hong Kong	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Island Soft

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0026

Client:	Client Ref:

Agent:	Wilkinson & Grist	Agent Ref:	AC:LC:J440-ITM

App. #	300111121	App. Dt:	11/14/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	12/12/2003	Allow Dt:	1st User Dt:

Reg. #:	300111121	Reg. Dt:	11/14/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	5/14/2013	11/14/2013	11/14/2013	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	300111121	1st App. Dt:	11/14/2003

In Charge 3:	1st Reg. #:	300111121	1st Reg. Dt:	11/14/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 427	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 6/23/2005

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Brazil	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Island Soft

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Pending Application	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0030

Client:	Client Ref:

Agent:	David Do Nascimento Avogados Associados	Agent Ref:

App. #	825964326	App. Dt:	12/1/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	1/6/2004	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	11/25/2012	11/25/2013	5/25/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	5/25/2013	5/25/2014	5/25/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	825964326	1st App. Dt:	12/1/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 431	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Bahamas	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Island Soft

Reg. Owner:	Viewpoint International, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0034

Client:	Client Ref:

Agent:	Mosko & Associates	Agent Ref:	23001248-RM

App. #	26354	App. Dt:	11/21/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	26354	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	5/21/2017	11/21/2017	12/21/2017	Yes	Yes	Yes	Yes

Renewal Ext #1	6/21/2017	12/21/2017	12/21/2017	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	26354	1st App. Dt:	11/21/2003

In Charge 3:	1st Reg. #:	26354	1st Reg. Dt:

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 436	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Mexico	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Island Soft

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0022

Client:	Client Ref:

Agent:	Goodrich, Riquelme y Asociados	Agent Ref:	T031074MX0

App. #	630956	App. Dt:	11/25/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	827036	Reg. Dt:	11/25/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	5/25/2013	11/25/2013	5/25/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	11/25/2013	5/25/2014	5/25/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	630956	1st App. Dt:	11/25/2003

In Charge 3:	1st Reg. #:	827036	1st Reg. Dt:	11/25/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 423	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 10/17/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	China (People’s Republic of)	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Island Soft

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0038

Client:	Client Ref:

Agent:	Vivien Chan & Co.	Agent Ref:	JA1031779

App. #	3832653	App. Dt:	12/8/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	9/28/2006	Allow Dt:	1st User Dt:

Reg. #:	3832653	Reg. Dt:	12/28/2006	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Use Required	12/28/2008	12/28/2009	12/28/2009	Yes	Yes	Yes	Yes

Renewal	6/27/2016	12/27/2016	6/28/2017	Yes	Yes	Yes	Yes

Renewal Ext #1	12/28/2016	6/28/2017	6/28/2017	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	3832653	1st App. Dt:	12/8/2003

In Charge 3:	1st Reg. #:	3832653	1st Reg. Dt:	12/28/2006

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 441	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 3/12/2007

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Canada	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Island Soft

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0014

Client:	Client Ref:

Agent:	Gowling LaFleur Henderson LLP	Agent Ref:	T6/747 429CA

App. #	1195865	App. Dt:	11/5/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	2/16/2005	Allow Dt:	1st User Dt:

Reg. #:	TMA 677329	Reg. Dt:	11/20/2006	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Submit Evidence of Use Ext #1	3/5/2007	11/3/2009	3/5/2007	Yes	Yes	Yes	No

Submit Evidence of Use	9/5/2006	11/3/2009	10/24/2006	Yes	Yes	Yes	No

Renewal	5/20/2021	11/20/2021	5/20/2022	Yes	Yes	Yes	Yes

Renewal Ext #1	11/20/2021	5/20/2022	5/20/2022	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	1195865	1st App. Dt:	11/5/2003

In Charge 3:	1st Reg. #:	TMA 677329	1st Reg. Dt:	11/20/2006

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 412	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 4/6/2007

TM Rights (Essential)	Report Date: 7/24/2008

Country:	European Union	Warning: No	Third Party: No	WIPO: No	CTM: Yes

Mark:	Island Soft

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0050

Client:	Client Ref:

Agent:	Field Fisher Waterhouse	Agent Ref:	37402-00002

App. #	App. Dt:	10/29/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	3465821	Reg. Dt:	10/29/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Use Required	10/29/2007	10/29/2008	10/29/2008	Yes	Yes	Yes	No

Renewal	4/29/2013	10/29/2013	4/29/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	10/29/2013	4/29/2014	4/29/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	1st App. Dt:	10/29/2003

In Charge 3:	1st Reg. #:	TMA 3465821	1st Reg. Dt:	10/29/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 454	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date:1/30/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Chile	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Island Soft

Reg. Owner:	Viewpoint International, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0046

Client:	Client Ref:

Agent:	Clarke, Modet & Co.	Agent Ref:

App. #	643.958	App. Dt:	4/16/2004	Mail Dt: 3/25/2004	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	709.088	Reg. Dt:	11/17/2004	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Sent to Secretary of State	11/19/2003	No	No	No	No

Rec’d Acknow of Receipt	5/25/2004	5/25/2004	5/25/2004	4/23/2004	Yes	Yes	Yes	No

Renewal	5/17/2004	11/17/2014	12/17/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	6/17/2014	12/17/2014	12/17/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	643.958	1st App. Dt:	4/16/2004

In Charge 3:	1st Reg. #:	709.088	1st Reg. Dt:	11/17/2004

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 450	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 3/31/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Australia	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Island Soft

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0042

Client:	Client Ref:

Agent:	Pipers Patent & Trademark Attorneys	Agent Ref:	M/HK/300997AU

App. #	976092	App. Dt:	10/28/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	3/25/2004	Allow Dt:	1st User Dt:

Reg. #:	976092	Reg. Dt:	10/28/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	4/28/2013	10/28/2013	10/28/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	4/28/2014	10/28/2014	10/28/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	976092	1st App. Dt:	10/28/2003

In Charge 3:	1st Reg. #:	976092	1st Reg. Dt:	10/28/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 445	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 10/2/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Australia	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life is One Long Weekend

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Abandoned	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0044

Client:	Client Ref:

Agent:	Pipers Patent & Trademark Attorneys	Agent Ref:	M/HK/300996AU

App. #	976093	App. Dt:	10/28/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

In Charge 1:

In Charge 2:	1st App. #:	976093	1st App. Dt:	10/28/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 448	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 6/23/2005

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Brazil	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life is One Long Weekend

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0032

Client:	Client Ref:

Agent:	David Do Nascimento Avogados Associados	Agent Ref:

App. #	825964270	App. Dt:	12/1/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	1/6/2004	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

follow on rejection	8/17/2008	No	No	No	Yes

In Charge 1:

In Charge 2:	1st App. #:	825964270	1st App. Dt:	12/1/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 434	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 6/9/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	New Zealand	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life is One Long Weekend

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Abandoned	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0064

Client:	Client Ref:

Agent:	Pipers Patent & Trademark Attorneys	Agent Ref:	R/HC/110362NZ

App. #	703959	App. Dt:	11/5/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Answer to Examiner’s Report DUE	5/5/2004	5/5/2004	10/24/2004	Yes	Yes	Yes	No

In Charge 1:

In Charge 2:	1st App. #:	703959	1st App. Dt:	11/5/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 468	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 1/19/2007

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Hong Kong	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life is One Long Weekend

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0064

Client:	Client Ref:

Agent:	Wikinson & Grist	Agent Ref:	AC:LC:J440-3TM

App. #	300111158	App. Dt:	11/14/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	9/17/2004	Allow Dt:	1st User Dt:

Reg. #:	300111158	Reg. Dt:	11/14/2013	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.
Instruct Associate regarding action	7/7/2004	8/7/2004	7/20/2004	No	No	No	No

Renewal	5/14/2013	11/13/2013	11/14/2013	Yes	Yes	Yes	Yes
Ins

In Charge 1:

In Charge 2:	1st App. #:	300111158	1st App. Dt:	11/14/2003

In Charge 3:	1st Reg. #:	300111158	1st Reg. Dt:	11/14/2013

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 428	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 6/23/2005

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Mexico	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life is One Long Weekend

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0024

Client:	Client Ref:

Agent:	Goodrich, Riquelme y Asociados	Agent Ref:	T031075MX0

App. #	630958	App. Dt:	11/15/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	827037	Reg. Dt:	11/25/2003	Grant Dt.: 3/29/2004	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.
Renewal	5/25/2013	11/25/2013	5/25/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	11/25/2013	5/25/2014	5/25/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	630958	1st App. Dt:	11/25/2003

In Charge 3:	1st Reg. #:	827037	1st Reg. Dt:	11/25/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 424	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 6/9/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Bahamas	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life is One Long Weekend

Reg. Owner:	Viewpoint International, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0036

Client:	Client Ref:

Agent:	Mosko & Associates	Agent Ref:	23001248-RM

App. #	26355	App. Dt:	11/21/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	26355	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	5/21/2017	11/21/2017	12/21/2017	Yes	Yes	Yes

Renewal Ext #1	6/21/2017	12/21/2017	12/212017	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	26355	1st App. Dt:	11/21/2003

In Charge 3:	1st Reg. #:	26355	1st Reg. Dt:

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 438	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Switzerland	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life is One Long Weekend

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0020

Client:	Client Ref:

Agent:	Kirker & Cie S.A.	Agent Ref:

App. #	5581/2003	App. Dt:	11/11/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	1/13/2004	Allow Dt:	1st User Dt:

Reg. #:	517,182	Reg. Dt:	11/11/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Review File	10/11/2005	11/11/2005	11/11/2005	Yes	Yes	Yes	Yes

Renewal	11/11/2012	11/11/2013	5/11/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	5/11/2013	5/11/2014	5/11/2014	Yes	Yes	Yes	Yes

Renewal Prior Apr 1, 1993	5/11/2023	11/11/2023	11/11/2023	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	5581/2003	1st App. Dt:	11/11/2003

In Charge 3:	1st Reg. #:	517,182	1st Reg. Dt:	11/11/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 421	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 6/23/2005

TM Rights (Essential)	Report Date: 7/24/2008

Country:	European Union	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life is One Long Weekend

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0052

Client:	Client Ref:

Agent:	Field Fisher Waterhouse	Agent Ref:	37403-00004

App. #	3470671	App. Dt:	10/29/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	7/26/2004	Allow Dt:	1st User Dt:

Reg. #:	3470671	Reg. Dt:	10/29/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Pay Reg. Fee	10/29/2005	2/14/2005	Yes	Yes	Yes	No

Use Required	10/29/2007	10/29/2008	10/29/2008	Yes	Yes	Yes	Yes

Renewal	4/29/2013	10/29/2013	4/29/2014	Yes	Yes	Yes	Yes

Renewal Ext # 1	10/29/2013	4/29/2014	4/29/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	3470671	1st App. Dt:	10/29/2003

In Charge 3:	1st Reg. #:	3470671	1st Reg. Dt:	10/29/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 456	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 1/30/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	China (People’s Republic Of)	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life is One Long Weekend

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0040

Client:	Client Ref:

Agent:	Vivien Chan & Co.	Agent Ref:	JAI031779/303/326

App. #	3832654	App. Dt:	12/8/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	9/28/2006	Allow Dt:	1st User Dt:

Reg. #:	3832654	Reg. Dt:	12/27/2006	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Use Required	12/27/2008	12/27/2009	12/27/2009	Yes	Yes	Yes	Yes

Renewal	6/26/2016	12/26/2016	6/27/2017	Yes	Yes	Yes	Yes

Renewal Ext # 1	12/27/2016	6/27/2017	6/27/2017	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	3832654	1st App. Dt:	12/8/2003

In Charge 3:	1st Reg. #:	3832654	1st Reg. Dt:	12/27/2006

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 443	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 3/12/2007

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Venezuela	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life is One Long Weekend

Reg. Owner:	Viewpoint International, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0068

Client:	Client Ref:

Agent:	Ezagui Spitzer Law Firm	Agent Ref:	9340-949-1

App. #	17941-03	App. Dt:	12/5/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	12/19/2005	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	6/19/2015	12/19/2015	6/19/2016	Yes	Yes	Yes	Yes

Renewal Ext # 1	12/19/2015	6/19/2016	6/19/2016	Yes	Yes	Yes	Yes

Renewal Prior to Aug. 4, 1992	6/19/2020	12/19/2020	12/19/2020	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	17941-03	1st App. Dt:	12/5/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:	12/19/2005

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 472	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 3/7/2006

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Canada	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life is One Long Weekend

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0016

Client:	Client Ref:

Agent:	Gowling LaFleur Henderson LLP	Agent Ref:	T6/747 431 CA

App. #	1195866	App. Dt:	11/5/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	5/26/2004	Allow Dt:	1st User Dt:

Reg. #:	TMA630632	Reg. Dt:	1/20/2005	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Submit Declaration	9/5/2006	11/3/2009	11/5/2004	Yes	Yes	Yes	No

Renewal	7/20/2019	1/20/2020	7/20/2020	Yes	Yes	Yes	Yes

Renewal Ext #1	1/20/2020	7/20/2020	7/20/2020	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	1195866	1st App. Dt:	11/5/2003

In Charge 3:	1st Reg. #:	TMA630632	1st Reg. Dt:	1/20/2005

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 414	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 1/19/2007

TM Rights (Essential)	Report Date: 7/24/2008

Country:	Japan	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life is One Long Weekend

Reg. Owner:	Viewpoint International, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0056

Client:	Client Ref:

Agent:	Yuasa & Hara	Agent Ref:	YY, VT 0240-00003

App. #	99343/2003	App. Dt:	11/10/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	4776403	Reg. Dt:	6/4/2004	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Use Required	6/4/2006	6/4/2007	6/4/2007	11/5/2004	Yes	Yes	Yes	Yes

Renewal	12/4/2013	6/4/2014	12/4/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	6/4/2014	12/4/2014	12/4/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	99343/2003	1st App. Dt:	11/10/2003

In Charge 3:	1st Reg. #:	4776403	1st Reg. Dt:	6/4/2004

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing, namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (CI. 25)

Class(es) Claimed:	25	Classification Type:	International Classification

ID: 460	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 1/19/2007

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Chile	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Life Is One Long Weekend

Reg. Owner:	Viewpoint International, Inc.	Status:	Pending Application	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0048

Client:	Client Ref:

Agent:	Clarke, Model & Co.	Agent Ref:

App. #	643.959	App. Dt:	4/16/2004	Mail Dt: 3/25/2004	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	709.089	Reg. Dt:	11/17/2004	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Sent to Secretary of State	11/19/2003	No	No	No	No

Rec’d: Acknow of Receipt	5/25/2004	5/25/2004	5/25/2004	4/23/2004	Yes	Yes	Yes	No

Renewal	5/17/2014	11/17/2014	12/17/2014	Yes	Yes	Yes	Yes

Renewal Ext. #!	6/17/2014	12/17/2014	12/17/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	643.959	1st App. Dt:	4/16/2004

In Charge 3:	1st Reg. #:	709.089	1st Reg. Dt:	11/17/2004

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing; namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (Cl. 25)

Class(es) Claimed:	25	Classification Types:	International Classification

ID: 452	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 3/31/2006

TM Rights (Essential)	Report Date: 74/24/2008

Country:	China (People’s Republic Of)	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark	Liquid Silk

Reg. Owner:	Oxford Industries, Inc.	Status:	Pending Application	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0081

Client:	Client Ref:

Agent:	Agent Ref:

App. #	4772190	App. Dt:	7/11/2005	Mail Dt:	ITU:	No

Pub. #:	Pub. Dt:	Allow. Dt:	1st Use Dt:

Reg. #:	Reg. Dt:	Grant Dt:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

review file	9/10/2008	No	No	No	Yes

In Charge 1:

In Charge 2:	1st App. #:	4772190	1st App. Dt:	7/11/2005

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Desription:	men’s shirts; clothing

Class(es) Claimed:	Classification Types:	International Classification

ID: 634	Active: Yes	Last User:	WMK	Input Date: 6/1/2005	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Taiwan	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Liquid Silk

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0083

Client:	Client Ref:

Agent:	Saint Island	Agent Ref:

App. #	94027442	App. Dt:	6/9/2005	Mail Dt: 3/25/2004	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	1234580	Reg. Dt:	11/1/2006	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	5/1/2016	11/1/2016	5/1/2017	Yes	Yes	Yes	Yes

Renewal Ext. #!	11/1/2016	5/1/2017	5/1/2017	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	94027442	1st App. Dt:	6/9/2005

In Charge 3:	1st Reg. #:	1234580	1st Reg. Dt:	11/1/2006

G&S Description:	Men’s shirts and clothing

Class(es) Claimed:	25	Classification Types:	International Classification

ID: 636	Active: Yes	Last User:	WMK	Input Date: 6/1/2005	Update Date: 1/9/2007

TM Rights (Essential)	Report Date: 74/24/2008

Country:	South Korea	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Liquid Silk

Reg. Owner:	Oxford Industries, Inc.	Status:	Abandoned	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0083

Client:	Client Ref:

Agent:	Dong Won	Agent Ref:

App. #	40-2005-27225	App. Dt:	6/14/2005	Mail Dt: 3/25/2004	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

In Charge 1:

In Charge 2:	1st App. #:	40-2005-27225	1st App. Dt:	6/14/2005

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:	shirts

Class(es) Claimed:	25	Classification Types:	International Classification

ID: 638	Active: Yes	Last User:	WMK	Input Date: 6/1/2005	Update Date: 9/24/2007

TM Rights (Essential)	Report Date: 74/24/2008

Country:	South Korea	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Oxford

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0012

Client:	Client Ref:

Agent:	Dong Won	Agent Ref:

App. #	App. Dt:	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	41404	Reg. Dt:	2/7/1995	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal Due	12/7/2014	2/7/2015	No	No	No	Yes

In Charge 1:

In Charge 2:	1st App. #:	1st App. Dt:

In Charge 3:	1st Reg. #:	41404	1st Reg. Dt:	2/7/1995

Disclaimer(s):

G&S Description:

Dress shirts, sports shirts, jackets, dress coats, necties, hats, caps, jumpers, skirts, sarongs, slacks, shorts, pants, vests, blouses, casual shirts, knit shirts, sweaters, t-shirts, sweat shirts, polo shirts, cadigans, trousers, suits, shawls, capes, anoraks, mantles, blousons, scarves and gloves

Class(es) Claimed:	25	Classification Types:	International Classification

ID: 607	Active: Yes	Last User:	WMK	Input Date: 1/19/2005	Update Date: 9/21/2005

TM Rights (Essential)				Report Date: 74/24/2008

Country:	Canada		Warning: No		Third Party: No	WIPO: No			CTM: No

Mark:	Oxford Apparel

Reg. Owner:	Oxford Industries, Inc.	Status:	Published			TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0111

Client:		Client Ref:

Agent:		Agent Ref:

App. #	1340904	App. Dt:	3/26/2007		Mail Dt:	ITU:			Yes

Pub. #		Pub. Dt:	10/10/2007		Allow Dt:	1st User Dt:

Reg. #:		Reg. Dt:			Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Submit Evidence of Use	1/27/2010	3/26/2010	3/27/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #1	7/27/2010	9/27/2010	3/27/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #2	1/27/2011	3/27/2013	3/27/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #3	7/27/2011	9/27/2011	3/27/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #4	1/27/2012	3/27/2012	3/27/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #5	7/27/2012	9/27/2012	3/27/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #6	1/27/2013	3/27/2013	3/27/2013		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:	1340904		1st App. Dt:			3/27/2007

In Charge 3:			1st Reg. #:			1st Reg. Dt:

Disclaimer(s):

G&S Description:	Men’s shirts

Class(es) Claimed:	25			Classification Types:				International Classification

ID: 989	Active: Yes	Last User:	WMK	Input Date: 3/27/2007				Update Date 10/23/2007

TM Rights (Essential)				Report Date: 74/24/2008

Country:	United States		Warning: No	Third Party: No		WIPO: No			CTM: No

Mark:	Oxford Golf

Reg. Owner:	Oxford Industries, Inc.	Status:	Published			TM Type:			Trademark

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0072

Client:		Client Ref:

Agent:		Agent Ref:

App. #	76519622	App. Dt:	5/20/2003	Mail Dt:		ITU:			Yes

Pub. #		Pub. Dt:	8/23/2005	Allow Dt:		1st User Dt:			11/15/2003

Reg. #:	3014444	Reg. Dt:	11/15/2005	Grant Dt.:		Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Office Action Response	4/15/2004	6/15/2004		6/7/2004	No	No	No		No

Office Action Response	11/17/2004	12/17/2004		12/16/2004	No	No	No		No

Affidavit of Use	11/15/2010	11/15/2011	5/15/2012		Yes	Yes	Yes		Yes

Incontestability	11/15/2010	11/15/2011	5/15/2012		Yes	Yes	Yes		Yes

Affidavit of Use Ext #1	5/15/2011	5/15/2012	5/15/2012		Yes	Yes	Yes		Yes

Incontestability	5/15/2011	5/15/2012	5/15/2012		Yes	Yes	Yes		Yes

Affidavit of Use at Renewal	11/15/2014	11/15/2015	5/15/2016		Yes	Yes	Yes		Yes

Renewal	11/15/2014	11/15/2015	5/15/2016		Yes	Yes	Yes		Yes

Affidavit of Use at Renewal Ext #1	5/15/2015	5/15/2016	5/15/2016		Yes	Yes	Yes		Yes

Renewal Ext #1	5/15/2015	5/15/2016	5/15/2016		Yes	Yes	Yes		Yes

Renewal Prior Nov 16, 1989	5/15/2025	11/15/2025	5/15/2026		Yes	Yes	Yes		Yes

Renewal Prior Nov 16, 1989 Ext #1	11/15/2025	5/15/2026	5/15/2026		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:	76519622		1st App. Dt:			5/20/2003

In Charge 3:			1st Reg. #:	3014444		1st Reg. Dt:			11/15/2005

Disclaimer(s):

G&S Description:	men’s shirts, sweaters, vests and shorts

Class(es) Claimed:	25			Classification Types:				International Classification

ID: 485	Active: Yes	Last User:	WMK	Input Date: 2/3/2004				Update Date 11/21/2005

TM Rights (Essential)				Report Date: 74/24/2008

Country:	United States		Warning: No	Third Party: No		WIPO: No			CTM: No

Mark:	Oxford Golf Collection

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered			TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0103

Client:		Client Ref:

Agent:		Agent Ref:

App. #	78766553	App. Dt:	12/5/2005	Mail Dt:		ITU:			Yes

Pub. #		Pub. Dt:	1/2/2007	Allow Dt: 3/27/2007		1st User Dt:

Reg. #:	3399710	Reg. Dt:	3/18/2008	Grant Dt.:		Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Office Action Due				10/10/2006	No	No	No		No

Submit Evidence of Use	8/27/2007		3/27/2007	9/20/2007	Yes	Yes	Yes		No

Affidavit of Use	3/18/2013	3/18/2014	9/18/2014		Yes	Yes	Yes		Yes

Incontestability	3/18/2013	3/18/2014	9/18/2014		Yes	Yes	Yes		Yes

Affidavit of Use Ext #1	9/18/2013	9/18/2014	9/18/2014		Yes	Yes	Yes		Yes

Incontestability Ext #1	9/18/2013	9/18/2014	9/18/2014		Yes	Yes	Yes		Yes

Affidavit of Use at Renewal	3/18/2017	3/18/2018	9/18/2018		Yes	Yes	Yes		Yes

Renewal	3/18/2017	3/18/2018	9/18/2018		Yes	Yes	Yes		Yes

Affidavit of Use at Renewal Ext #1	5/15/2015	5/15/2016	5/15/2016		Yes	Yes	Yes		Yes

Renewal Ext #1	9/18/2017	9/18/2017	9/18/2018		Yes	Yes	Yes		Yes

Renewal Prior Nov 16, 1989	9/18/2077	3/18/2028	6/18/2028		Yes	Yes	Yes		Yes

Renewal Prior Nov 16, 1989 Ext #1	12/18/2027	6/18/2028	6/18/2028		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:	78766553		1st App. Dt:			12/5/2005

In Charge 3:			1st Reg. #:	3399710		1st Reg. Dt:			3/18/2008

Disclaimer(s):

G&S Description:	Pants, shirts, sweaters

Class(es) Claimed:	25			Classification Types:				International Classification

ID: 948	Active: Yes	Last User:	WMK	Input Date: 8/24/2006				Update Date 3/21/2008

TM Rights (Essential)	Report Date: 74/24/2008

Country:	European Union	Warning: No	Third Party: No	WIPO: No	CTM: Yes

Mark:	Oxford Golf Collection and Design

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0099

Client:	Client Ref:

Agent:	Agent Ref:	C/em5.008.727

App. #	5.008.727	App. Dt:	4/10/2006	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	10/2/2006	Allow Dt:	1st User Dt:

Reg. #:	5.008.727	Reg. Dt:	3/12/2007	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Use Required	3/12/2011	3/12/20123/ 12/2012	Yes	Yes	Yes	Yes

Renewal Required	3/10/2016	4/10/2016	No	No	No	Yes

In Charge 1:

In Charge 2:	1st App. #:	5.008.727	1st App. Dt:	4/10/2006

In Charge 3:	1st Reg. #:	5.008.727	1st Reg. Dt:	3/12/2007

Disclaimer(s):

G&S Description:	Clothing, footwear, headgear

Class(es) Claimed:	25	Classification Types:	International Classification

ID: 797	Active: Yes	Last User:	WMK	Input Date: 4/17/2006	Update Date 4/9/2007

TM Rights (Essential)				Report Date: 74/24/2008

Country:	Canada		Warning: No		Third Party: No	WIPO: No			CTM: No

Mark:	Oxford Shirtmakers

Reg. Owner:	Oxford Industries, Inc.	Status:	Published			TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0110

Client:		Client Ref:

Agent:		Agent Ref:

App. #	1340908	App. Dt:	3/26/2007		Mail Dt:	ITU:			Yes

Pub. #		Pub. Dt:	3/12/2008		Allow Dt:	1st User Dt:

Reg. #:		Reg. Dt:			Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Submit Evidence of Use	1/27/2010	3/27/2010	3/27/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #1	7/27/2010	9/27/2010	3/27/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #2	1/27/2011	3/27/2011	3/27/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #3	7/27/2011	9/27/2011	3/27/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use #4	1/27/2013	3/27/2012	3/27/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use #5	7/27/2012	9/27/2012	3/27/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #6	1/27/2013	3/27/2013	3/27/2013		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:	1340908		1st App. Dt:			3/27/2007

In Charge 3:			1st Reg. #:			1st Reg. Dt:

Disclaimer(s):

G&S Description:	Men’s shirts

Class(es) Claimed:	25			Classification Types:				International Classification

ID: 988	Active: Yes	Last User:	WMK	Input Date: 3/27/2007				Update Date 6/9/2008

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Italy	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Oxford Shirtmakers

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0011

Client:	Client Ref:

Agent:	Fiammenghi-Fiammenghi	Agent Ref:	21.531

App. #	App. Dt:	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	169078	Reg. Dt:	11/8/1993	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal handled through foreign counsel	5/9/2003	11/9/2003	11/9/2003	No	No	No	No

In Charge 1:

In Charge 2:	1st App. #:	1st App. Dt:

In Charge 3:	1st Reg. #:	169078	1st Reg. Dt:	11/8/1993

Disclaimer(s):

G&S Description:	Clothing

Class(es) Claimed:	25	Classification Types:	International Classification

ID: 97	Active: Yes	Last User:	WMK	Input Date: 1/1/2003	Update Date 7/24/2008

TM Rights (Essential)				Report Date: 74/24/2008

Country:	Canada		Warning: No		Third Party: No	WIPO: No			CTM: No

Mark:	Oxford Traveler

Reg. Owner:	Oxford Industries, Inc.	Status:	Published			TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0112

Client:		Client Ref:

Agent:		Agent Ref:

App. #	1340907	App. Dt:	3/26/2007		Mail Dt:	ITU:			Yes

Pub. #		Pub. Dt:	10/10/2007		Allow Dt:	1st User Dt:

Reg. #:		Reg. Dt:			Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Submit Evidence of Use	1/26/2010	3/26/2010	3/26/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #1	7/26/2010	9/26/2010	3/26/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #2	1/26/2011	3/26/2011	3/26/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #3	7/26/2011	9/26/2011	3/26/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use #4	1/26/2012	3/26/2012	3/26/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use #5	7/26/2012	9/26/2012	3/26/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #6	1/26/2013	3/26/2013	3/26/2013		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:	1340907		1st App. Dt:			3/26/2007

In Charge 3:			1st Reg. #:			1st Reg. Dt:

Disclaimer(s):

G&S Description:	men’s shirts

Class(es) Claimed:				Classification Types:				No classification

ID: 990	Active: Yes	Last User:	WMK	Input Date: 3/27/2007				Update Date 10/23/2007

TM Rights (Essential)				Report Date: 74/24/2008

Country:	United States		Warning: No	Third Party: No		WIPO: No			CTM: No

Mark:	Oxford 1

Reg. Owner:	Oxford Industries, Inc.	Status:	Pending Application			TM Type:			Trademark

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0071

Client:		Client Ref:

Agent:		Agent Ref:

App. #	78354017	App. Dt:	1/20/2004	Mail Dt:		ITU:			No

Pub. #		Pub. Dt:	7/12/2005	Allow Dt:		1st User Dt:			1/1/1961

Reg. #:	3003702	Reg. Dt:	10/4/2005	Grant Dt.:		Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Office Action Response	1/20/2005			2/10/2005	No	No	No		No

Affidavit of Use	10/4/2010	10/4/2011	4/4/2012		Yes	Yes	Yes		Yes

Incontestability	10/4/2010	10/4/2011	4/4/2012		Yes	Yes	Yes		Yes

Affidavit of Use Ext #1	4/4/2011	4/4/2012	4/4/2012		Yes	Yes	Yes		Yes

Incontestability Ext #1	4/4/2011	4/4/2012	4/4/2012		Yes	Yes	Yes		Yes

Affidavit of Use at Renewal	10/4/2014	10/4/2015	4/4/2016		Yes	Yes	Yes		Yes

Renewal	10/4/2014	10/4/2015	4/4/2016		Yes	Yes	Yes		Yes

Affidavit of Use at Renewal Ext #1	4/4/2015	4/4/2016	4/4/2016		Yes	Yes	Yes		Yes

Renewal Ext #1	4/4/2015	4/4/2016	4/4/2016		Yes	Yes	Yes		Yes

Renewal Prior Nov 16, 1989	4/4/2025	10/4/2025	4/4/2026		Yes	Yes	Yes		Yes

Renewal Prior Nov 16, 1989 Ext #1	10/4/2025	4/4/2026	4/4/2026		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:	78354017		1st App. Dt:			1/20/2004

In Charge 3:			1st Reg. #:	3003702		1st Reg. Dt:			10/4/2005

Disclaimer(s):

G&S Description:	custom manufacture of clothing for private label brand owners at the wholesale level

Class(es) Claimed:	40			Classification Types:				International Classification

ID: 559	Active: Yes	Last User:	WMK	Input Date: 8/11/2004				Update Date 10/17/2005

TM Rights (Essential)	Report Date: 74/24/2008

Country:	European Union	Warning: No	Third Party: No	WIPO: No	CTM: Yes

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0053

Client:	Client Ref:

Agent:	Field Fisher Waterhouse	Agent Ref:	37402-00005

App. #	3470689	App. Dt:	10/29/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	7/26/2004	Allow Dt:	1st User Dt:

Reg. #:	3470689	Reg. Dt:	10/29/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal Due	9/29/2013	10/29/2013	No	No	No	Yes

In Charge 1:

In Charge 2:	1st App. #:	3470689	1st App. Dt:	10/29/2003

In Charge 3:	1st Reg. #:	3470689	1st Reg. Dt:	10/29/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing; namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs.  (Cl. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear (cl. 35)

Class(es) Claimed:	25, 35	Classification Types:	International Classification

ID: 457	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date 1/30/2006

TM Rights (Essential)				Report Date: 74/24/2008

Country:	Switzerland		Warning: No	Third Party: No		WIPO: No			CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered			TM Type:			Trademark

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0021

Client:		Client Ref:

Agent:	Kirker & Cie S.A.	Agent Ref:

App. #	5579/2003	App. Dt:	11/11/2003	Mail Dt:		ITU:			No

Pub. #		Pub. Dt:		Allow Dt:		1st User Dt:

Reg. #:	517969	Reg. Dt:	11/11/2003	Grant Dt.:		Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Priority docs received				11/20/2003	No	No	No		No

Review File	10/11/2005	11/11/2005	11/11/2005		Yes	Yes	Yes		Yes

Renewal	11/11/2012	11/11/2013	5/11/2014		Yes	Yes	Yes		Yes

Renewal Ext #1	5/11/2013	5/11/2014	5/11/2014		Yes	Yes	Yes		Yes

Renewal Prior Apr 1, 1993	5/11/2023	11/11/2023	11/11/2023		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:	5578/2003		1st App. Dt:			11/11/2003

In Charge 3:			1st Reg. #:	517969		1st Reg. Dt:			11/11/2003

Disclaimer(s):

G&S Description:

Men’s, women’s boys’ and girls’ clothing; namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs.  (Cl. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear (cl. 35)

Class(es) Claimed:	25, 35			Classification Types:				International Classification

ID: 422	Active: Yes	Last User:	WMK	Input Date: 10/28/2003				Update Date 6/23/2005

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Hong Kong	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0029

Client:	Client Ref:

Agent:	Wilkinson & Grist	Agent Ref:	AC:LC:J440-4TM

App. #	300111176	App. Dt:	11/14/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	9/17/2004	Allow Dt:	1st User Dt:

Reg. #:	300111176	Reg. Dt:	11/14/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Instruct associate re action	7/25/2004	8/25/2004	7/15/2004	No	No	No	No

Renewal	5/14/2013	11/13/2013	11/14/2013	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	300111176	1st App. Dt:	11/14/2003

In Charge 3:	1st Reg. #:	300111176	1st Reg. Dt:	11/14/2003

Disclaimer(s):

G&S Description:

Men’s, women’s boys’ and girls’ clothing; namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs.  (Cl. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear (cl. 35)

Class(es) Claimed:	25, 35	Classification Types:	International Classification

ID: 430	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date 6/23/2005

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Canada	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0017a

Client:	Client Ref:

Agent:	Gowling LaFleur Henderson LLP	Agent Ref:	T6/747 432 CA

App. #	1195868	App. Dt:	11/5/2003	Mail Dt:	ITU:	Yes

Pub. #	Pub. Dt:	3/16/2005	Allow Dt:	1st User Dt:

Reg. #:	688460	Reg. Dt:	5/29/2007	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	11/29/2021	5/29/2022	11/29/2022	Yes	Yes	Yes	Yes

Renewal Ext #1	5/29/2022	11/29/2022	11/29/2022	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	1195868	1st App. Dt:	11/5/2003

In Charge 3:	1st Reg. #:	688460	1st Reg. Dt:	5/29/2007

Disclaimer(s):

G&S Description:

Men’s, women’s boys’ and girls’ clothing; namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs.  (Cl. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (cl. 35)

Class(es) Claimed:	25, 35	Classification Types:	International Classification

ID: 417	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date 4/16/2008

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Brazil	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0033

Client:	Client Ref:

Agent:	David Do Nascimento Avogados Associados	Agent Ref:

App. #	825964300	App. Dt:	12/1/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	1/6/2004	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Follow with Brazilian counsel	8/12/2008	No	No	No	Yes

In Charge 1:

In Charge 2:	1st App. #:	825964300	1st App. Dt:	12/1/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:

Men’s, women’s boys’ and girls’ clothing; namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs.  (Cl. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (cl. 35)

Class(es) Claimed:	25, 35	Classification Types:	International Classification

ID: 435	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date 3/12/2008

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Bahamas	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Viewpoint International, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0037

Client:	Client Ref:

Agent:	Mosko & Associates	Agent Ref:	23001248-RM

App. #	26353	App. Dt:	11/21/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	1/6/2004	Allow Dt:	1st User Dt:

Reg. #:	26353	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	5/21/2017	11/21/2017	12/21/2017	Yes	Yes	Yes	Yes

Renewal Ext #1	6/21/2017	12/21/2017	12/21/2017	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	26353	1st App. Dt:	11/21/2003

In Charge 3:	1st Reg. #:	26353	1st Reg. Dt:

Disclaimer(s):

G&S Description:

Men’s, women’s boys’ and girls’ clothing; namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs.  (Cl. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (cl. 35)

Class(es) Claimed:	25, 35	Classification Types:	International Classification

ID: 439	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date 7/24/2008

TM Rights (Essential)	Report Date: 74/24/2008

Country:	China (People’s Republic Of)	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0041

Client:	Client Ref:

Agent:	Vivien Chan & Co.	Agent Ref:	JA1031779/303/326

App. #	3832650	App. Dt:	12/8/2003	Mail Dt: 3/25/2004	ITU:	No

Pub. #	Pub. Dt:	9/7/2006	Allow Dt:	1st User Dt:

Reg. #:	3832650	Reg. Dt:	12/7/2006	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Use Required	12/7/2008	12/7/2009	12/7/2009	Yeas	Yes	Yes	Yes

Renewal	6/6/2016	12/6/2016	6/7/2017	Yes	Yes	Yes	No

Renewal Ext. #!	12/7/2016	6/7/2017	6/7/2017	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	3832650	1st App. Dt:	12/8/2003

In Charge 3:	1st Reg. #:	3832650	1st Reg. Dt:	12/7/2006

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing; namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs.  (Cl. 25)

Class(es) Claimed:	25	Classification Types:	International Classification

ID: 444	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 7/21/2008

TM Rights (Essential)	Report Date: 74/24/2008

Country:	China (People’s Republic Of)	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Pending Application	TM Type:	Service Mark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0041.1

Client:	Client Ref:

Agent:	Agent Ref:

App. #	3832651	App. Dt:	12/8/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

follow up with pre counsel	9/15/2008	No	No	No	Yes

Renewal	6/6/2016	12/6/2016	6/7/2017	Yes	Yes	Yes	No

In Charge 1:

In Charge 2:	1st App. #:	3832651	1st App. Dt:	12/8/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:	Promotion and sales for others of books, clothing, clothing accessories, sunglasses, shoes and swimwear in Class 35

Class(es) Claimed:	35	Classification Types:	International Classification

ID: 587	Active: Yes	Last User:	WMK	Input Date: 12/21/2004	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Chile	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Viewpoint International, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0049

Client:	Client Ref:

Agent:	Clarke, Modet & Co.	Agent Ref:

App. #	643.963/643.961	App. Dt:	4/16/2004	Mail Dt: 3/25/2004	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	70.090/709.091	Reg. Dt:	11/17/2004	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Sent to Secretary of State	11/19/2003	No	No	No	No

Rec’d: Acknow of Receipt	5/25/2004	5/25/2004	5/25/2004	4/23/2004	Yes	Yes	Yes	No

Renewal	5/17/2004	11/17/2014	12/17/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	6/17/2014	12/17/2014	12/17/2014	Yes	Yes	Yes	No

In Charge 1:

In Charge 2:	1st App. #:	643.963/643.961	1st App. Dt:	4/16/2004

In Charge 3:	1st Reg. #:	70.090/709.091	1st Reg. Dt:	11/17/2004

Disclaimer(s):

G&S Description:

Men’s, women’s boys’ and girls’ clothing; namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs. (Cl. 25)

Commercial Establishment in Class 9, 16, 25 for Metropolitan Region

Class(es) Claimed:	9, 16, 25	Classification Types:	International Classification

ID: 453	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 3/31/2006

TM Rights (Essential)				Report Date: 74/24/2008

Country:	Japan		Warning: No	Third Party: No		WIPO: No			CTM: No

Mark:	Purveyor of island Lifestyles

Reg. Owner:	Viewpoint International, Inc.	Status:	Published			TM Type:			Trademark

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0057

Client:		Client Ref:

Agent:	Yuasa & Hara	Agent Ref:

App. #	993444/2003	App. Dt:	11/10/2003	Mail Dt:		ITU:			No

Pub. #		Pub. Dt:	11/20/2004	Allow Dt:		1st User Dt:

Reg. #:	4814382	Reg. Dt:	10/29/2004	Grant Dt.:		Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Office Action Response	7/21/2004	8/21/2004		7/15/2004	No	No	No		No

Pay Registration Fee	10/25/2004	11/5/2004		10/18/2004	No	No	No		No

Opposition Procedure(s) Ends	1/20/2005	1/20/2005	1/20/2005		Yes	Yes	Yes		Yes

Use Required	10/29/2006	10/29/2007			Yes	Yes	Yes		Yes

Renewal	4/29/2014	10/29/2014	4/29/2015		Yes	Yes	Yes		Yes

Renewal Ext #1	10/29/2014	4/29/2015	4/29/2015		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:	993444/2003		1st App. Dt:			11/10/2003

In Charge 3:			1st Reg. #:	4814382		1st Reg. Dt:			10/29/2004

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing: namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, tics, ascots and neckerchiefs.  (Cl. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear (cl. 35)

Class(es) Claimed:	25,35			Classification Types:				International Classification

ID: 461	Active: Yes	Last User:	WMK	Input Date: 10/29/2003				Update Date: 6/23/2005

TM Rights (Essential)	Report Date: 74/24/2008

Country:	New Zealand	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0065

Client:	Client Ref:

Agent:	Pipers Patent & Trademark Attorneys	Agent Ref:	R/HC/110364NZ

App. #	703961	App. Dt:	11/5/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	11/28/2003	Allow Dt:	1st User Dt:

Reg. #:	703961	Reg. Dt:	6/6/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal Prior Aug. 20, 2003	5/5/2010	11/5/2010	11/5/2010	Yes	Yes	Yes	Yes

Renewal	1/6/2003	6/6/2013	11/5/2013	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	703961	1st App. Dt:	11/5/2003

In Charge 3:	1st Reg. #:	703961	1st Reg. Dt:	6/6/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing: namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, tics, ascots and neckerchiefs.  (Cl. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (cl. 35)

Class(es) Claimed:	25,35	Classification Types:	International Classification

ID: 469	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 10/2/2006

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Venezuela	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Viewpoint International, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0069

Client:	Client Ref:

Agent:	Ezagui Spitzer Law Firm	Agent Ref:	9340-949-1

App. #	17940-03	App. Dt:	12/5/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	12/19/2005	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Priority documents filed	12/12/2003	No	No	No	No

Renewal	6/19/2015	12/19/2015	6/19/2016	Yes	Yes	Yes	Yes

Renewal Ext #1	12/19/2015	6/19/2016	6/19/2016	Yes	Yes	Yes	Yes

Renewal Prior to Aug. 4, 1992	6/19/2020	12/19/2020	12/19/2020	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	17940-03	1st App. Dt:	12/5/2003

In Charge 3:	1st Reg. #:	1st Reg. Dt:	12/19/2005

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing: namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, tics, ascots and neckerchiefs,  (Cl. 25)

Retail store services featuring books, clothing, clothing accessories, sunglasses, shoes, and swimwear. (cl. 35)

Class(es) Claimed:	25, 35	Classification Types:	International Classification

ID: 473	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 7/24/2008

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Australia	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0045

Client:	Client Ref:

Agent:	Pipers Patent & Trademark Attorneys	Agent Ref:	M/HK/300996AU

App. #	976091	App. Dt:	10/28/2003	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	11/27/2003	Allow Dt:	1st User Dt:

Reg. #:	976091	Reg. Dt:	10/18/2003	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal Prior to Jan 1, 1996	10/28/2009	10/28/2010	10/28/2011	Yes	Yes	Yes	Yes

Renewal Prior to Jan. 1, 1996 Ext #1	10./28/2010	10/28/2011	10/28/2012	Yes	Yes	Yes	Yes

Renewal	4/28/2013	10/28/2013	10/28/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	4/28/2014	10/28/2014	10/28/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	976091	1st App. Dt:	10/28/2003

In Charge 3:	1st Reg. #:	976091	1st Reg. Dt:	10/18/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing: namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, ties, ascots and neckerchiefs.  (Cl. 25)

Retail store services featuring books. clothing, clothing accessories. sunglasses. shoes. and swimwear. (Cl. 35)

Class(es) Claimed:	25, 35	Classification Types:	International Classification

ID: 449	Active: Yes	Last User:	WMK	Input Date: 10/29/2003	Update Date: 10/24/2006

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Canada	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Published	TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0017

Client:	Client Ref:

Agent:	Agent Ref:

App. #	1135051	App. Dt:	3/21/2002	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	TM 637465	Reg. Dt:	4/15/2005	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	10/15/2019	4/15/2020	10/15/2020	Yes	Yes	Yes	Yes

Renewal Ext #1	4/15/2020	10/15/2020	10/15/2020	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	1135051	1st App. Dt:	3/21/2002

In Charge 3:	1st Reg. #:	TM 637465	1st Reg. Dt:	4/15/2005

Disclaimer(s):

G&S Description:	Retail store services featuring clothing and general consumer goods

Class(es) Claimed:	Classification Types:	International Classification

ID: 997	Active: Yes	Last User:	WMK	Input Date: 4/6/2007	Update Date: 9/24/2007

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Mexico	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Purveyor of Island Lifestyles

Reg. Owner:	Tommy Bahama Group, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0025

Client:	Client Ref:

Agent:	Goodrich, Riquelme y Asociados	Agent Ref:	T031076MX0

App. #	630959	App. Dt:	11/25/2003	Mail Dt:	ITU:

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	827038	Reg. Dt:	11/25/2003	Grant Dt.: 3/29/2004	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Office Action Response	8/15/2004	8/18/2004	8/3/2004	No	No	No	No

Renewal	10/25/2013	11/25/2013	5/25/2014	Yes	Yes	Yes	Yes

Renewal Ext #1	3/25/2014	5/25/2014	5/25/2014	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	630959	1st App. Dt:	11/25/2003

In Charge 3:	1st Reg. #:	827038	1st Reg. Dt:	11/25/2003

Disclaimer(s):

G&S Description:

Men’s, women’s, boys’ and girls’ clothing: namely, knit and woven pants, shorts and jeans; shirts, skirts, dresses, sweaters, jackets, vests, coats, robes, rainwear, swimwear, sleepwear, belts, hats, gloves, socks, stockings, scarves, tics, ascots and neckerchiefs. (Cl. 25)

Class(es) Claimed:	25	Classification Types:	International Classification

ID: 426	Active: Yes	Last User:	WMK	Input Date: 10/28/2003	Update Date: 10/17/2006

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Thailand	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Ring Free

Reg. Owner:	Oxford Industries, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0086

Client:	Client Ref:

Agent:	Agent Ref:

App. #	593574	App. Dt:	6/15/2005	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	9/9/2005	Allow Dt:	1st User Dt:

Reg. #:	Kor234294	Reg. Dt:	6/15/2005	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal Due	4/14/2015	6/14/2015	No	No	No	Yes

In Charge 1:

In Charge 2:	1st App. #:	593574	1st App. Dt:	6/15/2005

In Charge 3:	1st Reg. #:	Kor234294	1st Reg. Dt:	6/15/2005

Disclaimer(s):

G&S Description:	Men’s shirts

Class(es) Claimed:	25	Classification Types:	International Classification

ID: 644	Active: Yes	Last User:	WMK	Input Date: 6/1/2005	Update Date: 3/3/2006

TM Rights (Essential)	Report Date: 74/24/2008

Country:	China (People’s Republic of)	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Ring Free

Reg. Owner:	Oxford Industries, Inc.	Status:	Published	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0080

Client:	Client Ref:

Agent:	Vivien Chan & Co.	Agent Ref:

App. #	4772191	App. Dt:	7/11/2005	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	1998521	Reg. Dt:	3/1/2006	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Use Required	3/1/2008	3/1/2009	3/1/2009	Yes	Yes	Yes	Yes

Renewal	8/29/2015	2/29/2016	8/1/2016	Yes	Yes	Yes	Yes

Renewal Ext #1	2/1/2016	8/1/2016	8/1/2016	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	4772191	1st App. Dt:	7/11/2005

In Charge 3:	1st Reg. #:	1998521	1st Reg. Dt:	3/1/2006

Disclaimer(s):

G&S Description:	Men’s shirts; clothing

Class(es) Claimed:	25	Classification Types:	International Classification

ID: 632	Active: Yes	Last User:	WMK	Input Date: 6/1/2005	Update Date: 5/30/2006

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Taiwan	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Ring Free

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0082

Client:	Client Ref:

Agent:	Saint Island	Agent Ref:

App. #	94027444	App. Dt:	6/9/2005	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	1998521	Reg. Dt:	3/1/2006	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Use Required	3/1/3008	3/1/2009	3/1/3009	Yes	Yes	Yes	Yes

Renewal	1/29/2016	2/29/2016	9/1/3016	Yes	Yes	Yes	Yes

Renewal Ext #1	5/31/2016	9/1/2016	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	94027444	1st App. Dt:	6/9/2005

In Charge 3:	1st Reg. #:	1998521	1st Reg. Dt:	3/1/3006

Disclaimer(s):

G&S Description:	Men’s shirts and clothing

Class(es) Claimed:	Classification Types:	International Classification

ID: 635	Active: Yes	Last User:	WMK	Input Date: 6/1/2005	Update Date: 7/11/2006

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Japan	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Ring Free

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0086

Client:	Client Ref:

Agent:	TMI Associates	Agent Ref:

App. #	2005-050738	App. Dt:	6/7/2005	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	4918159	Reg. Dt:	12/22/2005	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Use Required	12/22/2007	12/22/2008	12/22/2008	Yes	Yes	Yes	Yes

Renewal	6/22/2015	12/22/2015	6/22/2016	Yes	Yes	Yes	Yes

Renewal Ext #1	12/22/2015	6/22/2016	6/22/2016	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	2005-050738	1st App. Dt:	6/7/2005

In Charge 3:	1st Reg. #:	4918159	1st Reg. Dt:	12/22/2005

Disclaimer(s):

G&S Description:	Men’s shirts

Class(es) Claimed:	Classification Types:	International Classification

ID: 642	Active: Yes	Last User:	WMK	Input Date: 6/1/2005	Update Date: 7/11/2006

TM Rights (Essential)	Report Date: 74/24/2008

Country:	South Korea	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Ring Free

Reg. Owner:	Oxford Industries, Inc.	Status:	Abandoned	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0082

Client:	Client Ref:

Agent:	Dong Won	Agent Ref:

App. #	40-2005-27224	App. Dt:	6/14/2005	Mail Dt:	ITU:

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

In Charge 1:

In Charge 2:	1st App. #:	40-2005-27224	1st App. Dt:	6/14/2005

In Charge 3:	1st Reg. #:	1st Reg. Dt:

Disclaimer(s):

G&S Description:	Shirts

Class(es) Claimed:	Classification Types:	International Classification

ID: 637	Active: Yes	Last User:	WMK	Input Date: 6/1/2005	Update Date: 3/2/2006

Country:	Indonesia	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Ring Free

Reg. Owner:	Oxford Industries, Inc.	Status:	Pending Application	TM Type:	Trademark

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0086

Client:	Client Ref:

Agent:	Biro Oktroi Roosseno	Agent Ref:

App. #	D00 206 006491	App. Dt:	3/2/2006	Mail Dt:	ITU:

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	Reg. Dt:	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal Prior to Aug. 01, 2001	3/2/2014	3/2/2015	3/2/2015	***	Yes	Yes	Yes	Yes

Renewal	3/2/2015	3/2/2016	9/2/2016	Yes	Yes	Yes	Yes

Renewal Ext #1	9/2/2015	9/2/2016	9/2/2016	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:			1st App. #:	D00 206 006491	1st App. Dt:	3/2/2006

In Charge 3:			1st Reg. #:		1st Reg. Dt:

Disclaimer(s):

G&S Description:	Men’s shirts

Class(es) Claimed:					Classification Types:	International Classification

ID: 639	Active: Yes	Last User:	WMK		Input Date: 6/1/2005	Update Date: 7/24/2008

TM Rights (Essential)				Report Date: 74/24/2008

Country:	United States		Warning: No	Third Party: No		WIPO: No			CTM: No

Mark:	Ring Free

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered			TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0104

Client:		Client Ref:

Agent:		Agent Ref:

App. #	78723934	App. Dt:	9/30/2005	Mail Dt:		ITU:			Yes

Pub. #		Pub. Dt:	2/13/2007	Allow Dt:		1st User Dt:

Reg. #:	3236105	Reg. Dt:	5/1/2007	Grant Dt.:		Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Office Action Response				10/3/2006	No	No	No		No

Affidavit of Use	5/1/2012	5/1/2013	11/1/2013		Yes	Yes	Yes		Yes

Incontestability	5/1/2012	5/1/2013	11/1/2013		Yes	Yes	Yes		Yes

Affidavit of Use Ext #1	11/1/2012	11/1/2013	11/1/2013		Yes	Yes	Yes		Yes

Incontestability Ext #1	11/1/2012	11/1/2013	11/1/2013		Yes	Yes	Yes		Yes

Affidavit of Use at Renewal	5/1/2016	5/1/2017	11/1/2017		Yes	Yes	Yes		Yes

Renewal	5/1/2016	5/1/2017	11/1/2017		Yes	Yes	Yes		Yes

Affidavit of Use at Renewal Ext #1	11/1/2016	11/1/2017	11/1/2107		Yes	Yes	Yes		Yes

Renewal Ext #1	11/1/2016	11/1/2017	11/1/2017		Yes	Yes	Yes		Yes

Renewal Prior Nov 16, 1989	11/1/2026	5/1/2027	8/1/2027		Yes	Yes	Yes		Yes

Renewal Prior Nov 16, 1989 Ext #1	2/1/2027	8/1/2027	8/1/2027		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:	78723934		1st App. Dt:			9/30/2005

In Charge 3:			1st Reg. #:	3236105		1st Reg. Dt:			5/1/2007

Disclaimer(s):

G&S Description:	Shirts

Class(es) Claimed:	25			Classification Types:				International Classification

ID: 949	Active: Yes	Last User:	WMK	Input Date: 8/24/2006				Update Date: 5/8/2007

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Mexico	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Solitude

Reg. Owner:	Oxford Industries, Inc.	Status:	Published	TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0109

Client:	Client Ref:

Agent:	Goodrich, Riquelme y Asociados	Agent Ref:

App. #	838744	App. Dt:	Mail Dt:	ITU:

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	978346	Reg. Dt:	2/26/2007	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Use Required	2/26/2009	2/26/2010	2/26/2010	Yes	Yes	Yes	Yes

Renewal Due	2/26/2017	No	No	No	Yes

In Charge 1:

In Charge 2:	1st App. #:	838744	1st App. Dt:

In Charge 3:	1st Reg. #:	978346	1st Reg. Dt:	2/26/2007

Disclaimer(s):

G&S Description:	Men’s and women’s shirts, pants, shorts and outerwear

Class(es) Claimed:	Classification Types:	International Classification

ID: 976	Active: Yes	Last User:	WMK	Input Date: 2/1/2007	Update Date: 6/4/2007

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Canada	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Solitude

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0101

Client:	Client Ref:

Agent:	Agent Ref:

App. #	1302774	App. Dt:	5/24/2006	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	12/6/2006	Allow Dt:	1st User Dt:

Reg. #:	688,567	Reg. Dt:	5/30/2007	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Submit Evidence of Use	3/24/2009	5/24/2012	4/5/2007	Yes	Yes	Yes	No

Renewal	11/30/2021	5/30/2022	11/30/2022	Yes	Yes	Yes	Yes

Renewal Ext #1	5/30/2022	11/30/2022	11/30/2022	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	1302774	1st App. Dt:	5/24/2006

In Charge 3:	1st Reg. #:	688,567	1st Reg. Dt:	5/30/2007

Disclaimer(s):

G&S Description:	Men’s shorts, shirts, pants and jackets and women’s shorts, shirts, pants and jackets.

Class(es) Claimed:	Classification Types:	International Classification

ID: 904	Active: Yes	Last User:	WMK	Input Date: 5/30/2006	Update Date: 9/24/2007

TM Rights (Essential)				Report Date: 74/24/2008

Country:	United States		Warning: No		Third Party: No	WIPO: No			CTM: No

Mark:	SOLITUDE

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered			TM Type:			Trademark

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0097

Client:		Client Ref:

Agent:		Agent Ref:	***

App. #		App. Dt:			Mail Dt:	ITU:			No

Pub. #		Pub. Dt:			Allow Dt:	1st User Dt:

Reg. #:	2386201	Reg. Dt:	9/12/2000		Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Affidavit of Use at Renewal	9/12/2009	9/12/2010	3/12/2011		Yes	Yes	Yes		Yes

Renewal	9/12/2009	9/12/2010	3/12/2011		Yes	Yes	Yes		Yes

Affidavit of Use at Renewal Ext #1	3/12/2010	3/12/2011	3/12/2011		Yes	Yes	Yes		Yes

Renewal Ext #1	3/12/2010	3/12/2011	3/12/2011		Yes	Yes	Yes		Yes

Renewal Prior Nov 16, 1989	3/12/2020	9/12/2020	3/12/2021		Yes	Yes	Yes		Yes

Renewal Prior Nov 16, 1989 Ext #1	9/12/2020	3/12/2020	3/12/2021		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:			1st App. Dt:

In Charge 3:			1st Reg. #:	2386201		1st Reg. Dt:			9/12/2000

Disclaimer(s):

G&S Description:

Clothing; namely, t-shirts, sweatshirts, sweat pants, pants, tank tops, jerseys, shorts, pajamas, sport shirts, sweaters, nightshirts, warm-up suits, jackets, parkas, coasts, swim trunks, beachwear, swim wear, wet suits, polo shirts, rugby shirts, body suits, jogging suits, robes, golf shirts, uniforms, jeans, socks, footwear, underwear, men’s briefs, boxer shorts, gloves, head wear, caps, hats, sleep wear, headbands, wristbands, sweat bands, neckties, belts, athletic footwear and footwear

Class(es) Claimed:	25			Classification Types:				International Classification

ID: 740	Active: Yes	Last User:	WMK	Input Date: 9/28/2005				Update Date: 10/24/2006

TM Rights (Essential)	Report Date: 74/24/2008

Country:	Mexico	Warning: No	Third Party: No	WIPO: No	CTM: No

Mark:	Solitude

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered	TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:	Alternate #:	005.0109

Client:	Client Ref:

Agent:	Agent Ref:

App. #	838744	App. Dt:	2/26/2007	Mail Dt:	ITU:	No

Pub. #	Pub. Dt:	Allow Dt:	1st User Dt:

Reg. #:	978346	Reg. Dt:	3/23/2007	Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Renewal	8/26/2016	2/26/2017	8/26/2017	Yes	Yes	Yes	Yes

Renewal Ext #1	2/26/2017	8/26/2017	8/26/2017	Yes	Yes	Yes	Yes

In Charge 1:

In Charge 2:	1st App. #:	838744	1st App. Dt:	2/26/2007

In Charge 3:	1st Reg. #:	978346	1st Reg. Dt:	3/23/2007

Disclaimer(s):

G&S Description:

Class(es) Claimed:	Classification Types:	International Classification

ID: 981	Active: Yes	Last User:	WMK	Input Date: 2/27/2007	Update Date: 6/20/2007

TM Rights (Essential)				Report Date: 74/24/2008

Country:	Canada		Warning: No		Third Party: No	WIPO: No			CTM: No

Mark:	Super Dry

Reg. Owner:	Oxford Industries, Inc.	Status:	Pending Application			TM Type:

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0117

Client:		Client Ref:

Agent:		Agent Ref:

App. #	1367441	App. Dt:	10/16/2007		Mail Dt:	ITU:			No

Pub. #		Pub. Dt:			Allow Dt:	1st User Dt:

Reg. #:		Reg. Dt:			Grant Dt.:	Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Review File	9/16/2009	10/16/2009	10/16/2009		Yes	Yes	Yes		Yes

Submit Evidence of Use	8/16/2010	10/16/2010	10/16/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #1	2/16/2011	4/16/2011	10/16/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #2	8/16/2011	10/16/2011	10/16/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #3	2/16/2011	4/16/2012	10/16/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #4	8/16/2012	10/16/2012	10/16/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #5	2/16/2013	4/16/2013	10/16/2013		Yes	Yes	Yes		Yes

Submit Evidence of Use Ext #6	8/16/2013	10/16/2013	10/16/2013		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:	1367441		1st App. Dt:			10/16/2007

In Charge 3:			1st Reg. #:			1st Reg. Dt:

Disclaimer(s):

G&S Description:	men’s shirts

Class(es) Claimed:				Classification Types:				No Classification

ID: 1052	Active: Yes	Last User:	WMK	Input Date: 10/22/2007				Update Date: 10/22/2007

TM Rights (Essential)				Report Date: 74/24/2008

Country:	United States		Warning: No	Third Party: No		WIPO: No			CTM: No

Mark:	Wedge

Reg. Owner:	Oxford Industries, Inc.	Status:	Registered			TM Type:			Trademark

Owner:	Oxford Industries, Inc.	SubStatus:				Alternate #:			005.0096

Client:		Client Ref:

Agent:		Agent Ref:

App. #	76526491	App. Dt:	6/20/2003	Mail Dt:		ITU:			No

Pub. #		Pub. Dt:	2/19/2006	Allow Dt:		1st User Dt:			9/30/2005

Reg. #:	3214440	Reg. Dt:	3/6/2007	Grant Dt.:		Com. Use Dt:

Action	Rem. Dt	Due Dt	Final Dt	Compl. Dt.	IC1	IC2	IC3	Notes	Act.

Appeal Due	7/28/2006			9/19/2006	No	No	No		No

Affidavit of Use	3/6/2012	3/6/2013	9/6/2013		Yes	Yes	Yes		Yes

Incontestability	3/6/2012	3/6/2013	9/6/2013		Yes	Yes	Yes		Yes

Affidavit of Use Ext #2	9/6/2012	9/6/2013	9/6/2013		Yes	Yes	Yes		Yes

Incontestability Ext #1	9/6/2012	9/6/2013	9/6/2013		Yes	Yes	Yes		Yes

Affidavit of Use at Renewal	3/6/2016	3/6/2017	9/6/2017		Yes	Yes	Yes		Yes

Renewal	3/6/2016	3/6/2017	9/6/2017		Yes	Yes	Yes		Yes

Affidavit of Use at Renewal Ext #1	9/6/2016	9/6/2017	9/6/2017		Yes	Yes	Yes		Yes

Renewal Ext #1	9/6/2016	9/6/2017	9/6/2017		Yes	Yes	Yes		Yes

Renewal Prior Nov 16, 1989	9/6/2026	3/6/2027	6/6/2027		Yes	Yes	Yes		Yes

Renewal Prior Nov 16, 1989 Ext #1	12/6/2026	6/6/2027	6/6/2027		Yes	Yes	Yes		Yes

In Charge 1:

In Charge 2:			1st App. #:	76526491		1st App. Dt:			6/20/2003

In Charge 3:			1st Reg. #:	3214440		1st Reg. Dt:			3/6/2007

Disclaimer(s):

G&S Description:	men’s shirts, suits and pants

Class(es) Claimed:	25			Classification Types:				No Classification

ID: 1739	Active: Yes	Last User:	WMK	Input Date: 9/28/2005				Update Date: 1/25/2008

Schedule 5.1(v)

Insurance

Liability and Casualty

Workers’ Compensation

Injury to employees in the scope and course of their employment. Note: Standby Letters of Credit are provided to Ace for claims prior to fiscal 2003 and the Hartford for current claims.

	Hartford Insurance Company of the Midwest The Hartford Insurance Company 690 Asylum Ave., T-21-2 Hartford, CT 06105 Steve Dietz (860) 547-2705	20WNMS9025	$1m

Workers’ Compensation

Injury to employees in the scope and course of their employment. Note: Standby Letters of Credit are provided to Ace for claims prior to fiscal 2003 and the Hartford for current claims.

	Twin City Fire Insurance Company The Hartford Insurance Company 690 Asylum Ave., T-21-2 Hartford, CT 06105 Steve Dietz (860) 547-2705	WBRMS9026 (Wisconsin only)	$1m

Workers’ Compensation -Employee’s Compensation (Hong Kong) Injury to employees in the scope and course of their employment.	Axa General Insurance Hong Kong LTD. 30/F PCCW Tower Taikoo Place 979 King’s Road Quarry Bay, Hong Kong (852) 2523 3061	1095/AB3/0002241/000	$100 million HK

Workers’ Compensation -Employee’s Compensation (Hong Kong - TB Global Sourcing Limited) Injury to employees in the scope and course of their employment.	MSIG Insurance (Hong Kong) Limited 9/F City Plaza One 1111 Kings Road Taikoo Shing Hong Kong 852 2894 0555	61021804 EC	$100 million HK

Work Injury Comp -(Singapore) Injury to employees in the scope and course of their employment.	QBE Insurance (International) Limited 65 Chulia Street #36-01 OCBC Centre (West Lobby) Singapore 049513 65 -6224 6633	B-WC103368-WCA-R0008	$10 m (SGD) Aggregate/one event

Liability - General Bodily injury or damage to 3rd parties and/or property	Hartford Fire Insurance Company The Hartford Insurance Company 690 Asylum Ave., T-21-2 Hartford, CT 06115 Steve Dietz (860) 547-2705	20UENMS9028	$2m

Liability - General (Hong Kong - TB Global Sourcing) Bodily injury or damage to 3rd parties and/or property	MSIG Insurance (Hong Kong) Limited 9/F City Plaza One 1111 Kings Road Taikoo Shing Hong Kong Theresa Leung 852 2894 0555	60027115 LIA	$2.5 m HKD

Liability - General (China) Bodily injury or damage to 3rd parties and/or property	Huatai Insurance Comapny of China 1713, Toower A, Corporate Square Xicheng District 35 Jinrong St., Bejing 100032 China +86 20 38812306 Mr. Yong, Mr. Feng or Mr. Yi Shixiong	1019325022007000290-01	$1m

Liability - General (Germany) Bodily injury or damage to 3rd parties and/or property	ACE European Group LTD. Direktion für Deutschland Lurgaillee 10 60439 Frankfurt, Germany	43 GEA 00053	$1m

Liability - General  & EL (Great Britain & Northern Ireland)

Bodily injury or damage to 3rd parties and/or property as well as Employer’s Liability coverage in Great Britain & Northern Ireland for injury to employees in the scope and course of their employment.

	ACE European Group LTD. 200 Bromielaw Glasgow G1 4RU United Kingdom +44 (0)141 285 2999	47 UK 125273	$1m Liability GBP 10m EL

Liability - General (Mexico) Bodily injury or damage to 3rd parties and/or property	Ace Seguros, S.A. Bosques de Alisos #47 - 1 er. Piso Bosque de las Lomas C.P. Mexico D.F. 05120	RC-13868	$1m

Liability - Auto Bodily injury or damage to 3rd parties and/or property caused in an auto accident	Hartford Fire Insurance Company The Hartford Insurance Company 690 Asylum Ave., T-21-2 Hartford, CT 06115 Steve Dietz (860) 547-2705	20UENMS9027	$2m

Liability - Auto (Great Britain & Northern Ireland) Bodily injury or damage to 3rd parties and/or property caused in an auto accident	Allianz/Church & General/Cornhill Allianz House 21 Linenhall Street Belfast BT2 8AB +44 (0)28-9089-1309	BT SFN 3444209	GBP20m

Liability - Auto (Mexico) Bodily injury or damage to 3rd parties and/or property caused in an auto accident

ABA Ace Seguros, SA de CV

Av. Insurgentes Sur 1898 5th Floor

Col. Florida, Dele. Alvaro

Obregon, Mx, D.F. 52 (55) 5322-8000

Local off: Cicuito Colonias 132x38 Col.

Buenavista, Merida, Yuc. CP 97127 52 58 58 00 Ext. 859

		Policy/car N128002681-3 N128002681-2 N128002681-1	Commercial value (on all cars)

Liability - Auto (Hong Kong) Bodily injury or damage to 3rd parties and/or property caused in an auto accident	Asia Insurance Co., LTD. 16/F Worldwide House, 19 Des Voeux Road, Central, Hong Kong (852) 3606 9933	AWM/MPC/07-00036573	$100m HK$ 3rd party death or injury and $2m HK$ 3rd party property damage

Liability - Non-owned Aviation Bodily injury or damage to 3rd parties and/or property as a result from rented or leased aircraft	XL Specialty Insurance Company A Capital Stock Company 1201 North Market Street Wilmington, DE 19081 (866) 304-3079	NAN3041688	$25m

Casualty - International

Coverage for lawsuits filed outside US jurisdictions or a suit from outside US jurisdictions filed in the US. foreign voluntary workers comp coverage, contingent employers’ liability and minimal travel accident coverage. This policy acts as DIC coverage to the local Liability - General policies and the local EL - for Great Britain & Northern Ireland.

	Ace American Insurance Co. One Beaver Valley Rd. P.O. Box 15412 Wilmington, DE 19850-5412 Jennifer Royer (800) 204-0518 x6440	PHFD36830645	$2m/1m/1m

Lifeline Plus Group Accident & Travel Policy (Ben Sherman only) Covers laptops, phones and other personal property as well as accidents to employees when on an overnight trip o/s their country of residence	AIG UK Limited 58 Fenchurch Street London EC3M 4AB	10606333	$10m any one accident $25m Aircraft accumulation limit $5k (GBP) - personal property

Casualty - Primary Umbrella First layer of coverage above primary policies described above	Ace American Insurance Company 500 Colonial Center Pkwy, Suite 200 Roswell, GA 30076 Becky Barnette 678-795-4221	XOO G23868921	$25m x $1m

Casualty -1st Excess Liability Second layer of coverage above primary policies described above	American Zurich Insurance Co. 3480 Preston Ridge Road Alpharetta, GA 30005 Deborah Schwarz (404) 851-3397	AEC 5964699 00	$25m x $25m

Casualty - 2nd Excess Liability Third layer of coverage above primary policies described above	Great American Insurance Company of NY 8510 Mc Alpine Park Dr. Suite 114 Charlotte, NC 28211-6250 Cathy Barnette (704)364-5161	EXC2194532	$25m x $50m

Casualty -3rd Excess Liability Fourth layer of coverage above primary policies described above	The Ohio Casualty Insurance Company Professional Risk Brokers, Inc. 8510 Mc Alpine Park Dr. Suite 114 Charlotte, NC 28211-6250 Cathy Barnette (704)364-5161	ECO53092815-9	$25m x $75m

Management Liability

Directors and Officers Liability Payable to the directors and officers or to the company itself to cover damages or defense costs in the event they are sued for wrongful acts	(Chubb) Federal Insurance Company Two Live Oak Center, Suite 900 3445 Peachtree Road, N.E. Atlanta, GA 30326 Jeff Portis (404) 266-4853	8114-8254	$10m

Directors and Officers Excess First layer of coverage above primary policy described above	(AIG) National Union Fire Insurance Company of Pittsburgh, PA. 175 Water Street New York, NY 10038 Steve McDonald (877)867-3783	005655320	$10m x $10m

Directors and Officers Side A Payable only to the directors and officers to cover damages or defense costs in the event they are sued for wrongful acts	XL Specialty Insurance Company 100 Constitution Plaza 17th floor Hartford, CT 06103 Stuart Perry (860) 948.1810	ELU105074-08	$10m x $20m

TB D&O Runoff Tail policy for 6 years to cover prior TB D&O claims pre-acqusition	Great American Insurance Co. Executive Liability Division P.O. Box 66943 Chicago, Il 60666	DOL5741780	$2m

Fiduciary Protection for trustees of savings plan	(Chubb) Federal Insurance Company Two Live Oak Center, Suite 900 3445 Peachtree Road, N.E. Atlanta, GA 30326 Jeff Portis (404) 266-4853	8114-8254	$10m

Crime Coverage for crimes committed against Oxford by an employee	(Chubb) Federal Insurance Company Two Live Oak Center, Suite 900 3445 Peachtree Road, N.E. Atlanta, GA 30326 Jeff Portis (404) 266-4853	8114-8254	$10m

Special Coverages Policy Covers costs associated with the kidnap and/or ransom of an Oxford employee	Liberty Insurance Underwritters, Inc. Professional Indemnity Agency, Inc. 37 Radio Circle Drive Mount Kisco, NY 10549 (914) 241-8900	203720-016	$10mm per occurrence

Employment Practices Liability Employee claims against Oxford for Title VII type law suits	(Chubb) Federal Insurance Company Two Live Oak Center, Suite 900 3445 Peachtree Road, N.E. Atlanta, GA 30326 Jeff Portis (404) 266-4853	8114-8254	$10m

Property and Stock Throughput

Worldwide Property

Domestic and foreign fixed assets, business interruption, contingent business interruption coverage and engineering (property loss control) services. Also inculdes first excess layer for Foreign Property (DIC).

	Ace American Insurance Company 500 Colonial Center Pkwy, Suite 200 Roswell, GA 30076 Brian Church (678) 795-4294	GPAD35651652	$50m subject to sublimits

Foreign Property (Great Britain, Northern Ireland & Germany) Required by some countries to purchase local policies; mirrors the Worldwide Property.	ACE European Group LTD. 200 Bromielaw Glasgow G1 4RU United Kingdom +44 (0)141 285 2999	M3UK0072UK	Location limit or 15,347,349

Foreign Property (Mexico) Required by some countries to purchase local policies; mirror the Worldwide Property.	Ace Seguros, S.A. Bosques de Alisos #47 - 1 er. Piso Bosque de las Lomas C.P. Mexico D.F. 05120		Location limit or 12,910,063

Foreign Property (China) Required by some countries to purchase local policies; mirror the Worldwide Property.	Huatai Insurance Comapny of China 1713, Toower A, Corporate Square Xicheng District 35 Jinrong St., Bejing 100032 China +86 20 38812306 Mr. Yong, Mr. Feng or Mr. Yi Shixiong		Location limit or 117,556

Foreign Property (Hong Kong) Required by some countries to purchase local policies; mirror the Worldwide Property.	Ace Insurance Limited 25th Floor, Shui On Centre, No. 6 - ID0577310/08 8 Harbour Road Wangchai Hong Kong +65 6398 8000	HID0577310/08	Location Limit or 1,180,467

Foreign Property (Hong Kong - TB Global Sourcing) Required by some countries to purchase local policies; mirror the Worldwide Property.	MSIG Insurance (Hong Kong) Limited 9/F City Plaza One 1111 Kings Road Taikoo Shing Hong Kong Theresa Leung 852 2894 0555	11085950CFR	$5.9 m HKD

Foreign Property (India) Required by some countries to purchase local policies; mirror the Worldwide Property.	Bajaj Allianz General Insurance Company Limited India GE Plz., 1st Fl., Airport Rd. Yerawada, Pune, , India +91 020 6602 6666		Location Limit or 2,314,218

Foreign Property (Shenzhen - OPIL) Required by some countries to purchase local policies; mirror the Worldwide Property.	The Ming An Insurance Company (China) Ltd. 27/F Block C, Tian An International Building, Renmin Nan Road Shenzhen, China Mr. Hung 86-755-82312998	SZ: 06020100020013072008000007	$1,000,000 RMB

Foreign Property (Zhuhai - Ben Sherman) Required by some countries to purchase local policies; mirror the Worldwide Property.	The Ming An Insurance Company (China) Ltd. 27/F Block C, Tian An International Building, Renmin Nan Road Shenzhen, China Mr. Hung 86-755-82312998	SZ: 06020100020013072008000006	$1,000,000 RMB

Stock Throughput Coverage for inventory owned by Oxford worldwide.	National Liability and Fire Insuranc Co. Starr Marine Agency, Inc. 90 Park Ave. 6th floor New York, NY 10016 John Cella (646) 227-6457	CNY00117USA1	$5m - any one vessel, $2m - unscheduled locations, limit Occurrence @ location on scheduled facilities

Flood Policies (FEMA) National Flood Insurance Program policies for Tommy Bahama retail stores.	(Travelers) Standard Fire Insurance Company Flood Insurance Program P.O. Box 2874 Omaha, NE 68103 1-800-505-0193	see attached	$350k - $500k

Engineering Inspection - (Great Britain) Statutory inspection on the lift @ Clerkenwell Rd.	Royal & Sun Alliance	ENN508355	N/A

Schedule 5.1(x)-1

Leased Real Property

Lessee Entity(ies)	Location(s)
Parent	35 E 38th Street 2E New York, NY

Parent	35 E 38th Street 6E New York, NY

Parent	35 E. 38th Street, 6B New York, NY

Parent	35 E. 38th Street, 7B New York, NY

Parent	35 E. 38th Street 7F New York, NY

Parent	35 E. 38th Street 7K New York, NY

Parent	35 E. 38th Street, 9A New York, NY

Parent	3 Park Avenue (Storage) New York, New York

Parent	3 Park Avenue, 24TH and 27TH Floors, New York, New York

Parent	11 West 42nd Street, 15th Floor New York, NY

Parent	Empire State Building, Ste. 1501-02 & 1535-36 350 Fifth Avenue New York, NY

Parent	Arnold Brant Showroom 595 Madison Avenue, 15th Floor New York, NY

Parent	1600 Green Street Tupelo, MS

Parent	419 13th Street Gaffney, SC

Lessee Entity(ies)	Location(s)
Parent	55 Stockton Street San Francisco, CA

Parent	1280A Coast Village Circle Santa Barbara, CA

Parent	2601 Network Boulevard Frisco, TX

Parent	1829 New Holland Road Kenhorst, PA

Lionshead Clothing Company, Oxford Caribbean, Inc., Oxford Garment, Inc., Oxford Private Limited of Delaware, Inc., and Piedmont Apparel Corporation	1105 North Market Street, Suite 1448 Wilmington, DE

Parent	208 Hartmann Drive Lebanon, TN

Ben Sherman Clothing, Inc.	96 Spring Street New York, NY

Ben Sherman Clothing, Inc.	Beverly Center 8500 Beverly Boulevard Los Angeles, CA

Ben Sherman Clothing, Inc.	Miracle Mile Shops at Planet Hollywood Resort & Casino 3663 Las Vegas Boulevard South Las Vegas, NV

Ben Sherman Clothing, Inc.	California Market Center 110 East Ninth Street Los Angeles, CA

Ben Sherman Clothing, Inc.	1807 Ross Avenue Dallas, TX

Ben Sherman Clothing, Inc.	154-156 Newbury Street Boston, MA(1)

(1)           Note: For reference only, retail store not open as of Agreement Date.

Lessee Entity(ies)	Location(s)
TBG	428 Westlake Avenue N. Seattle, WA

TBG	Tower Building 17th Floor 1809 Seventh Avenue Seattle, WA

TBG	1071 Avenue of the Americas 10th and 11th Floors New York, New York

TBG	3940 I Street NW Auburn, Washington

TBG	Merchandise Mart West Kinzie St. and North Orleans St. Chicago, IL

Tommy Bahama R&R Holdings, Inc.	1450 Ala Moana Boulevard Honolulu, Hawaii

Tommy Bahama R&R Holdings, Inc.	Biltmore Fashion Park 2502 E. Camelback Road Phoenix, Arizona

Tommy Bahama R&R Holdings, Inc.	105 Summit Boulevard Birmingham, Alabama

Tommy Bahama R&R Holdings, Inc.	418 Plaza Real Boca Raton, Florida

Tommy Bahama R&R Holdings, Inc.	Greenwich House 1222 Third Street South Naples, Florida

Tommy Bahama R&R Holdings, Inc.	Cherry Creek Center 3000 E. 1st Ave. Denver, CO

Tommy Bahama R&R Holdings, Inc.	North Bridge Mall 520 & 540 North Michigan Ave. Chicago, Illinois

Tommy Bahama R&R Holdings, Inc.	320 Avenue San Lorenzo Coral Gables, Florida

Lessee Entity(ies)	Location(s)
Tommy Bahama R&R Holdings, Inc.	525 Grand Blvd San Destin, FL

Tommy Bahama R&R Holdings, Inc.	The Grove at Farmers Market 189 The Grove Drive Los Angeles, California

Tommy Bahama R&R Holdings, Inc.	Country Club Plaza 320, 324 & 328 West 47th Street Kansas City, Missouri

Tommy Bahama R&R Holdings, Inc.	Village Centre Building 1100 Wall St. La Jolla, California

Tommy Bahama R&R Holdings, Inc.	1002 East Las Olas Blvd. Ft. Lauderdale, Florida

Tommy Bahama R&R Holdings, Inc.	Miracle Mile Shops 3663 Las Vegas Boulevard South Las Vegas, Nevada

Tommy Bahama R&R Holdings, Inc.	Fashion Show Mall 3200 Las Vegas Blvd. Las Vegas, Nevada

Tommy Bahama R&R Holdings, Inc.	3208 Sepulveda Boulevard Manhattan Beach, California

Tommy Bahama R&R Holdings, Inc.	The Shops at Mauna Lani, Mauna Lani Resort 68-1330 Mauni Lani Drive Kamuela, Hawaii

Tommy Bahama R&R Holdings, Inc.	854 Avocado Avenue Newport Beach, California

Tommy Bahama R&R Holdings, Inc.	15205 N. Kierland Blvd. Scottsdale, Arizona

Tommy Bahama R&R Holdings, Inc.	The Mall at Millenia 4200 Conroy Rd. Orlando, Florida

Tommy Bahama R&R Holdings, Inc.	The Gardens at El Paseo Shopping 73-595 El Paseo Palm Desert, California

Lessee Entity(ies)	Location(s)
Tommy Bahama R&R Holdings, Inc.	74 Stanford Shopping Center Building D Palo Alto, California

Tommy Bahama R&R Holdings, Inc.	303 East Green Street Pasadena, California

Tommy Bahama R&R Holdings, Inc.	517, 519 & 521 South Raymond Avenue Pasadena, California

Tommy Bahama R&R Holdings, Inc.	32100 Las Vegas Blvd. South Las Vegas, Nevada

Tommy Bahama R&R Holdings, Inc.	7007 Friars Road, Space 305 San Diego, CA

Tommy Bahama R&R Holdings, Inc.	355 Santana Row San Jose, California

Tommy Bahama R&R Holdings, Inc.	300 John Ringling Blvd. Sarasota, Florida

Tommy Bahama R&R Holdings, Inc.	355 Monroe Dr. St. Armands Circle, 2nd Fl. Sarasota, Florida

Tommy Bahama R&R Holdings, Inc.	310 John Ringling Blvd. Suite(s) 4, 5 and 7 Sarasota, Florida

Tommy Bahama R&R Holdings, Inc.	310 John Ringling Blvd. Office #9, 10 and 11 Sarasota, Florida

Tommy Bahama R&R Holdings, Inc.	2700 State Road 16 St. Augustine, FL

Tommy Bahama R&R Holdings, Inc.	The Old Hyde Park Village Shopping Center 1623 Snow Avenue Tampa, Florida

Tommy Bahama R&R Holdings, Inc.	The Shops at Wailea, 3750 Wailea Alanui Drive Kihei (Wailea), HI

Tommy Bahama R&R Holdings, Inc.	1521 Mt. Diablo Walnut Creek, CA

Lessee Entity(ies)	Location(s)
Tommy Bahama R&R Holdings, Inc.	Whalers Village Shopping Center 2435 Kaanapali Parkway Building C Lahaina (Maui), Hawaii

Tommy Bahama R&R Holdings, Inc.	139 Marigold Court Central Valley, NY

Tommy Bahama R&R Holdings, Inc.	The Domain 11506 Century Oaks Terrace Austin, TX

Tommy Bahama R&R Holdings, Inc.	West Village 3699 McKinney Avenue Dallas, TX

Tommy Bahama R&R Holdings, Inc.	Tysons Galleria 1775 G International Drive McLean, VA

Tommy Bahama R&R Holdings, Inc.	Phipps Plaza 3500 Peachtree Road NE Atlanta, GA

Tommy Bahama R&R Holdings, Inc.	2905 East Skyline Drive Space 268 Tucson, Arizona

Tommy Bahama R&R Holdings, Inc.	555 Shop at Mission Viejo Mission Viejo, CA

Tommy Bahama R&R Holdings, Inc.	Somerset Collection 2801. Big Beaver Troy, MI

Tommy Bahama R&R Holdings, Inc.	4400 Sharon Road Charlotte, NC

Tommy Bahama R&R Holdings, Inc.	3101 PGA Boulevard Palm Beach Gardens, FL

Tommy Bahama R&R Holdings, Inc.	591 Newport Center Drive Newport Beach, CA

Tommy Bahama R&R Holdings, Inc.	3570 Las Vegas Boulevard Forum Shops at Caesars Palace Las Vegas, NV

Lessee Entity(ies)	Location(s)
Tommy Bahama R&R Holdings, Inc.	Dallas Galleria 13350 Dallas Parkway Dallas, TX

Tommy Bahama R&R Holdings, Inc.	235 West Market Mall of America Bloomington, MN

Tommy Bahama R&R Holdings, Inc.	2100 Northbrook Court Northbrook, IL

Tommy Bahama R&R Holdings, Inc.	The Pier at Caesars 1 Atlantic Ocean Atlantic City, NJ

Tommy Bahama R&R Holdings, Inc.	The Mall at Wellington Green 10300 West Forest Hill Boulevard Wellington, FL

Tommy Bahama R&R Holdings, Inc.	2223 N. West Shore Blvd. Tampa, FL

Tommy Bahama R&R Holdings, Inc.	Bridgeport Village Shopping Center 7242 SW Bridgeport Road Tigard, OR

Tommy Bahama R&R Holdings, Inc.	15900 La Cantera Parkway, San Antonio, TX

Tommy Bahama R&R Holdings, Inc.	Prime Outlets at San Marcos II 3939 Interstate Highway 35 South, Building A San Marcos, TX

Tommy Bahama R&R Holdings, Inc.	8701 Keystone Crossing Indianapolis, IN

Tommy Bahama R&R Holdings, Inc.	3500 Las Vegas Boulevard Las Vegas, NV

Tommy Bahama R&R Holdings, Inc.	607 East Las Olas Boulevard Fort Lauderdale, FL

Tommy Bahama R&R Holdings, Inc.	University Village 2600 NE 46th Street Seattle, WA

Lessee Entity(ies)	Location(s)
Tommy Bahama R&R Holdings, Inc.	Market Street at the Woodlands 9595 Six Pines Drive Woodlands , TX

Tommy Bahama R&R Holdings, Inc.	146 Market Street Charleston Place Charleston, SC

Tommy Bahama R&R Holdings, Inc.	701 South Rosemary West Palm Beach, FL

Tommy Bahama R&R Holdings, Inc.	2200 Thousand Oaks Blvd. Thousand Oaks, CA

Tommy Bahama R&R Holdings, Inc.	Town Square Shopping Center 6635 Las Vegas Blvd Las Vegas, NV

Tommy Bahama R&R Holdings, Inc.	23161 Fashion Drive Estero, FL 33928

Tommy Bahama R&R Holdings, Inc.	The Market Common at Myrtle Beach 3044 Howard Avenue Myrtle Beach, SC

Tommy Bahama R&R Holdings, Inc.	9101 International Drive Orlando, FL

Tommy Bahama R&R Holdings, Inc.	845 Market Street San Francisco, CA

Tommy Bahama R&R Holdings, Inc.	Ocean Avenue at Mission Street Carmel, CA

Tommy Bahama R&R Holdings, Inc.	321 Nut Tree Road Vacaville, CA

Tommy Bahama R&R Holdings, Inc.	St. Johns Town Center 4663 River City Drive Jacksonville, FL

Tommy Bahama R&R Holdings, Inc.	Prime Outlets at Queenstown 135 Outlet Center Drive Queenstown, MD

Tommy Bahama R&R Holdings, Inc.	Prime Outlets at Williamsburg 5601-5607 Richmond Road Williamsburg, VA

Lessee Entity(ies)	Location(s)
Tommy Bahama R&R Holdings, Inc.	1220 3rd Street South Naples, FL

Tommy Bahama R&R Holdings, Inc.	1201 3rd Street South Naples, FL

Tommy Bahama R&R Holdings, Inc.	4040 Natick West Natick, Massachusetts

Tommy Bahama R&R Holdings, Inc.	Kings Shops Village 250 Waikoloa Beach Drive Waikoloa, HI

Tommy Bahama R&R Holdings, Inc.	Short Pump Town Center 11800 W. Broad Street Richmond, VA

Tommy Bahama R&R Holdings, Inc.	Kukui’ula Village Building D(2) Poipu Road & Lawai Road Koloa, Hawaii

Tommy Bahama R&R Holdings, Inc.	Irvine Spectrum Center 65 Fortune Drive Irvine, CA 92618

Tommy Bahama R&R Holdings, Inc.	400 South Coast Highway Laguna Beach, CA 92654(3)

Tommy Bahama R&R Holdings, Inc.	Anaheim GardenWalk 321 W. Katella Avenue Anaheim, California

Tommy Bahama R&R Holdings, Inc.	Tanger Outlet Center 2601 S. McKenzie St. Foley, Alabama

Tommy Bahama R&R Holdings, Inc.	Mohegan Sun One Mohegan Sun Blvd. Uncasville, CT 06382-1355(4)

Tommy Bahama R&R Holdings, Inc.	Westfield Galleria at Roseville Roseville, CA(5)

(2)           Note: For reference only, retail store not open as of Agreement Date.

(3)           Note: For reference only, retail store not open as of Agreement Date.

(4)           Note: For reference only, retail store not open as of Agreement Date.

(5)           Note: For reference only, retail store not open as of Agreement Date.

Lessee Entity(ies)	Location(s)
Tommy Bahama R&R Holdings, Inc.	Fashion Outlets of Niagara 1900 Military Road and Connecting Boulevard Niagara, New York(6)

(6)           Note: For reference only, outlet at this location expected to open on or about August 9, 2008.

Schedule 5.1(x)-2

Owned Real Property

Real Property Address	Owner
222 Piedmont Avenue Atlanta, Georgia	Parent

2776 Hamilton Road Buford, Georgia	Parent

419 13th Street Gaffney, South Carolina	Parent

736 Woodbury Road Greenville, Georgia	Parent

555 S. Victory Drive Lyons, Georgia	Parent

752 Victory Drive Lyons, Georgia	Parent

6124 Liberty Hill Road Toccoa, Georgia	Parent

108 Thompson Street, #1, 1965 Vidalia, Georgia	Parent

Golbe Street Lot Gaffney, South Carolina	Parent

Schedule 5.1(y)

Environmental Matters

Greenville, Georgia Facility

In October of 1993, the Georgia Environmental Protection Division (“EPD”) collected water samples from the Greenville, Georgia site at its boiler drainage sump which tested positive for Tehtrachloroethene (“PCE”), a common dry cleaning chemical.  Oxford and the EPD entered into a Consent Order dated July 20, 1994 which had several requirements that included the closure of the boiler drainage sump and an investigation of the contamination on the site.

Oxford hired Kiber Environmental Services, Inc. which later became Peachtree Environmental, Inc. (“Peachtree”) as its environmental consultant and Kilpatrick and Cody, which later became Kilpatrick Stockton (“Kilpatrick”) as its environmental attorneys.  Oxford completed the closure of the drainage sump under the requirements of the Resource Conservation and Recovery Act (“RCRA”) on November 20, 1995.

Under the Consent Order, Oxford was also required to conduct an investigation on the site to determine the extent of the contamination.  Oxford conducted several extensive surveys of the site that included ground water and soil samples for the site.

During the years of 1999-2000 the Greenville site was placed on an EPA RCRA Cleanup Corrective Action List.  This list was developed by the federal government to insure prompt cleanup of RCRA sites.  The Greenville site had not been evaluated and therefore could not be labeled as meeting all of the necessary indicators to state that a cleanup had occurred.  Therefore, Oxford was contacted in the fall of 2001 by EPD.  Investigators from the EPD visited the site and conducted some sampling to determine if the Greenville site could be taken off the EPA RCRA Cleanup List.

The EPD conducted another inspection on February 12, 2002 in order to evaluate the potential need for further corrective action at the site.  The results of the inspection were reported to Oxford in a September 10, 2002 letter.  This letter stated that the PCE concentration had decreased by approximately one-third since the performance of the last sampling event.  EPD concluded that the site had met the environmental indicator goal of “groundwater migration under control”.  Oxford and the EPD have agreed to conduct sampling tests every three years of the monitoring wells located on the site.  Oxford has provided a Groundwater Monitoring Plan to EPD and it has approved this plan.  Oxford continued to test as required from 2002 until 2007.

Georgia Environmental Protection Division’s reviewed the June 2007 Groundwater Monitoring Report, and the Georgia EPD requested that Oxford delineate the source of the continuing contamination of the soil.    Peachtree began working with Georgia’s EPD to determine the correct testing procedures for this task.  Recently, the Georgia EPD requested Oxford to prepare a groundwater corrective action plan.  To complete both of the tasks requested by the Georgia’s EPD, Oxford requested that Peachtree prepare and present for acceptance a Groundwater Corrective Action Plan that addresses the concerns of EPD.  This plan has been approved by EPD and the first phase of the plan has just been implemented by Peachtree at the site as of July 11, 2008.

Schedule 5.1(aa)

Change of Name

On July 30, 2004, Oxford Clothing Corporation, a Georgia corporation, changed its name to Ben Sherman Clothing, Inc., a Georgia corporation.

In January 2005, Viewpoint International, Inc., a Delaware corporation, changed its name to Tommy Bahama Group, Inc., a Delaware corporation

Schedule 5.1(gg)

License Agreements

1.	License Agreement between Geoffrey Beene, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), dated November 1, 2006.

2.	License Agreement by and between Levi Strauss & Co. (Licensor) and Oxford Industries, Inc. (Licensee), dated January 31, 2000.

3.	License Agreement by and between Tommy Hilfiger Licensing, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), dated August 4, 1993.

4.	License Agreement by and between Tommy Hilfiger Licensing, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), dated June 15, 1995.

5.	License Agreement by and between L-K Enterprises, LLC (Licensor) and Oxford Industries, Inc. (Licensee), dated December 12, 2001.

6.	License Agreement by and between JRA Trademarks Co., Ltd. (Licensor) and Oxford Industries, Inc. (Licensee), dated as of January 1, 2007.

7.	License Agreement by and between Levi Strauss & Co. (Licensor) and Oxford Industries, Inc. (Licensee), dated November 30, 2006.

8.	License Agreement by and between Patch Licensing, LLC (Licensor) and Oxford Industries, Inc. (Licensee), dated as of August 10, 2006.

9.	License Agreement by and between Kenneth Cole Productions, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), dated February 19, 2007.

10.	License Agreement by and between Oxford Industries, Inc. (Licensee) and Licensing Partners International, LLC (Licensor), entered January 1, 2007.

11.	License Agreement by and between Oxford Industries, Inc. (Licensee) and Dal Dielo LLC (Licensor), entered April 1, 2008.

Schedule 6.11

Locations of Collateral

1.  See Schedules 5.1(x)-1 and 5.1(x)-2.

2.  Additional locations:

860 Broadway, 5th Floor

New York, NY  10003

1880 Matheson Blvd., E.

Mississauga, Ontario Canada

5185 Tomken Road

Mississauga, Ontario Canada

6200 Kennedy Road, Unit 3

Mississauga, Ontario Canada

Ville St. Laurent

Quebec Canada

3.  Warehouse locations:

Kelly Freight Systems

1371 Charles Willard Street

Carson, CA  90746

Kelly Frt DC- Miami, FL Y

7011 Northwest 87th Ave.

Miami, FL  33178

Kelly Global Logistics

10 Southwood Parkway, Bldg 10, Suite 400

Atlanta, GA

Panalpina

2520 Marie Curie

Ville St. Laurent

Quebec, Canada

4.  Locations of tangible personal property outside of the US or Canada:

	Bldg	Address
Merida Sewing Plant	414	KM 12.5 Carretera Merida-Progreso
		S.N. Parque Industrial Yucatan
		Merida, Yucatan CP 97110
		Mexico

Merida Cutting Plant	473	Calle 60 # 284A y 286
		x 29 y 31 (Circuito Colonias)
		Colonia Buenavista
		Merida, Yucatan CP 97127
		Mexico

Columbia	430	Calle 14 No 52A-134
		Medellin, Columbia

Hong Kong	465	LV 19, Tower 1, Metroplaza
		223 Hing Fong Road
		Kwai Chung, NT, Hong Kong

Lurgan	198	20 Portadown Road
		Lurgan, Co. Amrmagh BT66 8RE

India	491	30/1, Gowdanapalya
		Subramanyapura Post
		Opp Srinivas Talkies
		Bangalore, India 560061

5.  Other locations of miscellaneous portable personal property used by employees from time to time, such as laptop computers, work files, and other items which do not constitute Inventory.

Schedule 6.15

Bank and Investment Accounts

Borrower Party Blocked Accounts:

Bank Name	Company Name	Account Number	Type	Address
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

Bank Name	Company Name	Account Number	Type	Address
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

Bank Name	Company Name	Account Number	Type	Address
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

Borrower Party Excluded Accounts:

Bank Name	Company Name	Account Number	Type	Address
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

Schedule 8.1

Funded Debt Existing on the Agreement Date

See Schedule P-1

Outstanding restricted stock of Parent as of the Agreement Date is subject to repurchase, at the election of the holder thereof, by Parent for purposes of satisfying tax withholding obligations.

Pursuant to a Unit Purchase Agreement, dated as of August 10, 2006, Piedmont Apparel Corporation is obligated to pay $203,162 in respect of the deferred purchase price of its acquisition of its 2/3 membership interest in Patch Licensing LLC.

Schedule 8.5

Investments / Guaranties as of the Agreement Date

1.               Oxford Private Limited of Delaware, Inc. has a $29,571,296 equity investment in Ben Sherman Group Limited and its Subsidiaries.

2.               Parent has a $33,370,485 equity investment in Oxford Products (International) Limited.

3.               Oxford Products (International) Limited has a $149,320 equity investment in JiangSu Oxford-Sainty Garment Manufacturing Ltd.

4.               There is an outstanding loan payable to Parent in the amount of $1,000,000 from Oxford Products (International) Limited. The loan does not have a stated maturity date, and there is no interest payable on the principal outstanding.

5.              There are outstanding Investments from and to (including equity investments, loans outstanding and guarantees) Foreign Subsidiaries in or to other Foreign Subsidiaries.

6.               There are outstanding Investments from and to (including equity investments, loans outstanding and guarantees) Borrower Parties in or to other Borrower Parties.

7.               Piedmont Apparel Corporation has an equity investment in Patch Licensing LLC.  As of August 2, 2008, the amount of such investment was $10,473,522, and the amount of such investment as of the Agreement Date is not materially different.

Schedule 8.6

Affiliate Transactions

Compensation payable to certain of the executive officers of Parent, as well as Parent’s current compensation practices relating to executive officers of Parent, are described in Parent’s proxy statement filed with the U.S. Securities and Exchange Commission on May 13, 2008.

The compensation payable to the officers of Parent and its Subsidiaries (other than the executive officers of Parent described in the preceding paragraph) is based on substantially comparable compensation practices as those relating to executive officers of Parent, as described in Parent’s proxy statement filed with the U.S. Securities and Exchange Commission on May 13, 2008 except that (1) officers of Ben Sherman and its Subsidiaries are compensated substantially in accordance with the compensation practices relating to the compensation of Mr. Miles Gray, CEO, Ben Sherman Group, as described in Parent’s proxy statement filed with the U.S. Securities and Exchange Commission on May 13, 2008, and (2) officers of TBG (other than those who are also officers of Parent) are compensated substantially in accordance with the compensation practices relating to the compensation of Mr. S. Anthony Margolis, the former Chief Executive Officer of the Tommy Bahama Group, as described in Parent’s proxy statement filed with the U.S. Securities and Exchange Commission on May 13, 2008.

In accordance with the terms of the Oxford Industries, Inc. Long-Term Stock Incentive Plan and the terms of his offer letter, Mr. Terry R. Pillow, Chief Executive Officer of the Tommy Bahama Group, received a grant of 50,000 restricted shares of Parent’s common stock on March 28, 2008. These restricted shares vest on March 28, 2011, subject to certain conditions, including Mr. Pillow’s continued employment with Parent and/or its Subsidiaries.

Schedule 8.7

Scheduled Assets

[*****]

EXHIBIT A

FORM OF ADMINISTRATIVE QUESTIONNAIRE

Borrower Information

Borrowers:	Oxford Industries, Inc. and Tommy Bahama Group, Inc.
Amount and Facility:	$175,000,000 Senior Secured Revolving Credit Facility

Closing Date:	August 15, 2008
Borrower Tax ID#:	58-0831862, 13-3676108
Participant Information

Institution:
(As it will appear in documents and subsequent announcements)
Institution Tax ID#:

Is institution a foreign entity?	☐ Yes. Please include the applicable W-8 BEN, W-8 ECI or W-9 withholding form for your entity.

☐ Not Applicable

	Credit Contact	Admin./Operations Contact

Primary Contact:
Title:
Street Address:
City/State/Zip:
Telephone Number:
Fax Number:
E-mail Address:

	Compliance Contact	Letter of Credit Contact

Primary Contact:
Title:
Street Address:
City/State/Zip:
Telephone Number:
Fax Number:
E-mail Address:

Wire Routing Instructions

Bank Name:
ABA Number:
City/State:
Account Name (OBI):
Account Number:

Beneficiary (BNF)
Ref:

Administrative Agent Information

Operations		Wire Instructions

Primary Contact:	Kevin Harrison	Bank:
Telephone Number:	(404) 588-7673	City/State
Fax Number:	(404) 588-7061	ABA #:
Address:	SunTrust Bank 303 Peachtree Street, 23rd Floor	Credit:
	Atlanta, Georgia 30308	Account #:
Attention:
Reference:
E-mail Address:	kevin.harrison@suntrust.com

PLEASE COMPLETE THIS FORM AND FAX TO SUNTRUST BANK AT (404) 588-7061.

EXHIBIT B

FORM OF ASSIGNMENT AND ACCEPTANCE

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definitions shall have the meanings ascribed thereto in the Credit Agreement), by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as lenders (the “Lenders”), the financial institutions party thereto from time to time as Issuing Banks, and SunTrust Bank, as the administrative agent (the “Administrative Agent”).

The “Assignor” and the “Assignee” referred to on Schedule 1 agree as follows:

1.             The Assignor hereby sells and assigns to the Assignee without recourse, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement.  After giving effect to such sale and assignment, the Assignee’s Revolving Loan Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

2.             The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

3.             The Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) confirms that it is an Eligible Assignee; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (f) attaches any U.S. Internal Revenue Service forms required under Section 2.8(b)(v) of the Credit Agreement.

4.             Following the execution hereof, the Assignor and the Assignee shall deliver this Assignment and Acceptance, along with (a) a processing and recordation fee of $3,500 payable by the Assignee to the Administrative Agent and (b) if the Assignee is not a Lender, a completed Administrative Questionnaire, for acceptance and recording by the Administrative Agent.  Unless otherwise indicated on Schedule 1, the effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by the Administrative Agent.

5.             Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance and the Credit Agreement, shall have the rights and obligations of a Lender thereunder, and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance and the Credit Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

6.             Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee.  The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

7.             This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

8.             This Assignment and Acceptance may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement. In proving this Assignment and Acceptance in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed by their authorized signatory as of the date specified thereon.

[NAME OF ASSIGNOR], as the Assignor

By:
Name:
Title:

Date: , 200

[NAME OF ASSIGNEE], as the Assignee

By:
Name:
Title:

Date: , 200

ACCEPTED AND APPROVED THIS DAY
OF , 20 :

SUNTRUST BANK, as the Administrative Agent

By:
Name:
Title:

B-3

SCHEDULE 1

ASSIGNMENT AND ACCEPTANCE

Revolving Loan Commitment of Assignor prior to assignment:	$

Revolving Loan Commitment assigned to Assignee:	$

Revolving Loan Commitment of Assignor after assignment:	$

Revolving Loan Commitment Ratio of Assignee after assignment:	%

The Assignee’s Domestic Lending Office:

The Assignee’s Eurodollar Lending Office:

Effective Date (if other than date of acceptance by the Administrative Agent):	, 200

OXFORD INDUSTRIES, INC.

AND

TOMMY BAHAMA GROUP, INC.

BORROWING BASE CERTIFICATE

BORROWING BASE CERTIFICATE DATE:

COLLATERAL DATE: 07/05/08

	Reporting
	Date
COLLATERAL:

Cash In Bank - Suntrust Accounts		0

Cash in Bank in other US domestic accounts (not to exceed $2mil)		0

AVAILABLE ACCOUNTS RECEIVABLE FOR THE CURRENT CALCULATION PERIOD		0

AVAILABLE INVENTORY AND L/C FOR THE CURRENT CALCULATION PERIOD		0

OTHER RESERVES FOR THE CURRENT CALCULATION PERIOD		0

GROSS AVAILABLE FOR THE CURRENT CALCULATION PERIOD		0

SUMMARY OF OBLIGATIONS FOR THE CURRENT CALCULATION PERIOD:

TOTAL REVOLVING LINE OF CREDIT		0

TOTAL STANDBY LETTERS OF CREDIT		0

TOTAL TRADE LETTERS OF CREDIT (LESS HSBC)		0

TOTAL OF ALL OBLIGATIONS FOR THE CURRENT CALCULATION PERIOD		0

TOTAL AVAILABLE (OVERADVANCE) FOR THE CURRENT CALCULATION PERIOD		0

PREPARED BY:	DATE:

TITLE:

NOTES:

OXFORD INDUSTRIES, INC. &

TOMMY BAHAMA GROUP, INC.

				07/05/08
				Amount
Accounts Receivable Information:
Beginning Unpaid Balance of All Unpaid Receivables	[Date]			0

Credit Sales for the Current Calculation Period	[Date]
OPIL Sales			0
Retail Sales			0
Other Sales			0
	Total Sales for the Current Period			0

Debit Memos Issued for the Current Calculation Period	[Date]			0

Collections Received for the Current Calculation Period	[Date]			0

Credit Memos/Write Offs Issued for the Current Calculation Period (Dilutive)	[Date]
Returns			0
Write Off’s (Customer)			0
Bad Debt Charge Off			0
Other:	Miscellaneous Credits		0
Other:	Other Debit/Credits		0
	Total Dilutive Credits Issued for the Current Period		0

Credit Memos/Write Offs Issued for the Current Calculation Period (Non-Dilutive)	[Date]
OPIL			0
Retail Returns			0
Retail Write-offs			0
Other:			0
	Total Non-Dulitive Credits Issued for the Current Period		0

Total Credits Issued for the Current Period				0

Ending Unpaid Balance of all Receivables for the Current Calculation Period	[Date]			0

Accounts Receivable Aging Report: (Aged by Due Date)
Current				0
01 to 30 PD				0
31 to 60 PD				0
>60 PD				0

Total Receivables	[Date]			0

				Amount
Accounts Receivable Reconciliation:
Total Accounts Receivable per Aging	[Date]			0
Balance per General Ledger				0

Variance				0

Reconciling Items:
a. Last Day Cash				0
b. Misc Adj (Outstanding adjustments needed for Lawson)				0
c. OPIL & TBGS - Accounts receivable (foreign)				0
d.				0
e.				0
f.				0
g.				0

Total Variance				0

Unreconciled Variance				0

Eligible Accounts Receivable Information:
Unpaid Balance for All Accounts Receivable for the Calculation Period	[Date]			0
Less:
a	A/R Balances >60 Days Past Due (To the extent not covered in the line item above)		0
b	A/R Past Due Credit Balances > 60 Days Past Due		0
c	A/R >120 Days Past Invoice Date (Invoices only)		0
d	A/R Balances for Customers in Bankruptcy (To the extent not covered in line items above)		0
	DIP-Debtor in possession without approval (To the extent not covered in line items above)		0
e	Foreign Balances (To the extent not covered in line items above)		0
f	Employee / Intercompany Balances (To the extent not covered in line items above)		0
g	Government Account Balances - Other than AAFES (To the extent not covered in line items above)		0
	Portion of AAFES balance exceeeding > $2million (To the extent not covered in line items above)		0
h	Bill and Hold Account Balances (To the extent not covered in line items above)		0
i	Partial Payment Account Balances (To the extent not covered in line items above)		0
j	Debit Memos <60 Days Past Due (To the extent not covered in line items above)		0
k	Chargebacks <60 Days Past Due (To the extent not covered in line items above)		0
l	Account Balances Where 50% or Greater is >60 Days Past Due (To extent not covered in line items above)		0
m	Account Balances Exceeding 25% of Eligible A/R (To extent not covered in line items above)		0
n	Dilution Reserve (Percentage of Eligible A/R >5%)-Rounded to lowest 10th of a percent	#DIV/0!	#DIV/0!
o	Other:		0
p	Other:		0
q	Other:		0
	Total Accounts Receivable Ineligible Balances			#DIV/0!

Eligible Accounts Receivable Balances				#DIV/0!
Current Advance Rate on Eligible Receivable Balances				85%

TOTAL AVAILABLE ACCOUNTS RECEIVABLE BALANCES				#DIV/0!

Credit Card Information:
Credit Card Receivable Balances				0
Current Advance Rate on Eligible Credit Card Receivable Balances				90%

Eligible Credit Card Receivable Balances				0

TOTAL AVAILABLE ACCOUNTS RECEIVABLE AND CREDIT CARD RECEIVABLE BALANCES				#DIV/0!

Oxford Industries, Inc. &

Tommy Bahama Group, Inc.

ACCOUNTS RECEIVABLE CONCENTRATIONS

AS OF:

07/05/08

CONSOLIDATED TOP TEN CONCENTRATIONS

Cust #	Customer Name	Cr Limit	Terms	%	Total	Current	1 to 30PD	31 to 60PD	Over 60 PD
				#DIV/0!	0	—	—	—	—
				#DIV/0!	0	—	—	—	—
				#DIV/0!	0	—	—	—	—
				#DIV/0!	0	—	—	—	—
				#DIV/0!	0	—	—	—	—
				#DIV/0!	0	—	—	—	—
				#DIV/0!	0	—	—	—	—
				#DIV/0!	0	—	—	—	—
				#DIV/0!	0	—	—	—	—
				#DIV/0!	0	—	—	—	—
Concentration Totals				#DIV/0!	0	0	0	0	0

Concentration % of Total					#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

All Other A/R Balances					0	0	0	0	0

A/R Totals					0	0	0	0	0

% of Total A/R					#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

DILUTION RESERVE

Total Credit Sales for the trailing 12 months	0
Total Dilutive Credits for the trailing 12 months	0

Dilution Percentage for the trailing 12 months	#DIV/0!

Excess Dilution for the Current Period	#DIV/0!

Eligible Accounts Receivable for the Current Period	0

DILUTION RESERVE FOR THE CURRENT CALCULATION PERIOD	#DIV/0!

Oxford Industries, Inc. &

Tommy Bahama Group, Inc.

Inventory

			Tommy	Tommy	Ben	Ben
7/5/2008	Oxford		Bahama	Bahama	Sherman US	Sherman US
Inventory by Component:	Apparel	Lanier	Wholesale	Retail	Wholesale	Retail	Total

Total Fabric Inventory	0	0	0	0	0	0	0
Total Trim Inventory	0	0	0	0	0	0	0
Total In-Process Inventory	0	0	0	0	0	0	0
Total Finished Goods Inventory	0	0	0	0	0	0	0
Total Intransit Inventory	0	0	0	0	0	0	0
L/C Inventory (Documentary)	0	0	0	0	0	0	0

Total Inventory	0	0	0	0	0	0	0

	Gross	Ineligible	Eligible		Percent of	Adjusted	Available
Inventory:	Inventory	Inventory	Inventory	NOLV	NOLV	Advance Rate	NOLV
Tommy Bahama Wholesale	0	0	0	137.6%	90.0%	123.8%	0
Tommy Bahama Retail	0	0	0	74.9%	90.0%	67.4%	0
Ben Sherman US Wholesale	0	0	0	57.9%	90.0%	52.1%	0
Ben Sherman US Retail	0	0	0	60.7%	90.0%	54.6%	0
Lanier Wholesale	0	0	0	61.0%	90.0%	54.9%	0
Oxford Apparel Wholesale	0	0	0	76.5%	90.0%	68.9%	0

Total On Hand Inventory	0	0	0				0

	Gross	Ineligible	Eligible		Percent of	Adjusted	Available
	Inventory	Inventory	Inventory	NOLV	NOLV	Advance Rate	NOLV
Tommy Bahama Wholesale In-Transit	0	0	0	112.1%	90.0%	100.9%	0
Tommy Bahama Retail In-Transit	0	0	0	72.4%	90.0%	65.2%	0
Ben Sherman US Wholesale In-Transit	0	0	0	45.0%	90.0%	40.5%	0
Ben Sherman US Retail In-Transit	0	0	0	62.8%	90.0%	56.5%	0
Lanier Wholesale In-Transit	0	0	0	0.0%	90.0%	0.0%	0
Oxford Apparel Wholesale In-Transit	0	0	0	53.8%	90.0%	48.4%	0

Total Intransit Inventory	0	0	0				0

	Gross	Ineligible	Eligible		Percent of	Adjusted	Available
	L/C	L/C	L/C	NOLV	NOLV	Advance Rate	NOLV
Tommy Bahama L/C Inventory	0	0	0	112.1%	90.0%	100.9%	0
Ben Sherman US L/C Inventory	0	0	0	0.0%	90.0%	0.0%	0
Lanier Wholesale L/C Inventory	0	0	0	61.0%	90.0%	54.9%	0
Oxford Apparel Wholesale L/C Inventory	0	0	0	53.8%	90.0%	48.4%	0

Total L/C Inventory	0	0	0				0

Total Available Inventory							0

NOTE:  (1)  NOLV advance rates based on appraisal dated May 31, 2008

Oxford Industries, Inc. &

Tommy Bahama Group, Inc.

Ineligible Inventory

			Tommy	Tommy	Ben	Ben
07/05/08	Oxford		Bahama	Bahama	Sherman US	Sherman US
Finished Goods Inventory	Apparel	Lanier	Retail	Wholesale	Retail	Wholesale	Total
Inventory In/Out on Consignment	0	0	0	0	0	0	0
Inventory Located in Foreign Locations	0	0	0	0	0	0	0
Third Party Locations (No Bailee Agreement)	0	0	0	0	0	0	0
Locations less than $50k (Not in reasonable proximity of eligible inventory)	0	0	0	0	0	0	0
Quality Hold/Reprocessing	0	0	0	0	0	0	0
Liquidation	0	0	0	0	0	0	0
Shrink Reserve	0	0	0	0	0	0	0
Other:	0	0	0	0	0	0	0
Other:	0	0	0	0	0	0	0
Other:	0	0	0	0	0	0	0

Total Ineligible Finished Goods	0	0	0	0	0	0	0

			Tommy	Tommy	Ben	Ben
	Oxford		Bahama	Bahama	Sherman US	Sherman US
Intransit Inventory and L/C Inventory:	Apparel	Lanier	Retail	Wholesale	Retail	Wholesale	Total
Intransit Inventory - Destination outside US and Canada	0	0	0	0	0	0	0
Intransit Inventory - BOL not properly consigned per eligibility requirements	0	0	0	0	0	0	0
L/C - HSBC	0	0	0	0	0	0	0
L/C - Destination outside US and Canada (excluding HSBC)	0	0	0	0	0	0	0
L/C-Shipments greater than 60 days past BBC date (excluding HSBC)	0	0	0	0	0	0	0
L/C - Intransit (excluding HSBC)	0	0	0	0	0	0	0
	0	0	0	0	0	0	0

Total Intransit/L/C Ineligible	0	0	0	0	0	0	0

Other Ineligible

	Oxford		Tommy	Ben	Gross		Net
Other Ineligibles:	Apparel	Lanier	Bahama	Sherman US	Total	Rate	Total

Gift Card Liability	0	0	0	0	0	50.0%	0
Merchandise Credits	0	0	0	0	0	50.0%	0
Coupon Payable	0	0	0	0	0	50.0%	0
Royalty Payable	0	0	0	0	0	100.0%	0
Landlord Lien	0	0	0	0	0	100.0%	0

Total Other	0	0	0	0	0		0

NOTES:  1  Landlord Lien - three months rent on all locations without waivers.

EXHIBIT D-1

FORM OF COLLATERAL ACCESS AGREEMENT

WHEREAS, [LANDLORD], a [STATE] [ORGANIZATION], is the landlord (hereinafter “Landlord”) and [NAME OF APPLICABLE BORROWER PARTY], a [STATE] [ORGANIZATION], is the tenant (hereinafter “Tenant”) pursuant to a lease dated [DATE] (together with any modifications, supplements, renewals and amendments, hereinafter the “Lease”) covering a portion or all of the real property located at [                                                                                                                                                          ] (hereinafter the “Property”); and

WHEREAS, Tenant and one or more of its affiliates, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and SunTrust Bank, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), have entered or will be entering into certain financing agreements, pursuant to which Administrative Agent and the Lenders have made and will make certain loans and other financial accommodations (collectively, together with any modifications, refinancings, replacements, supplements, renewals and amendments, hereinafter the “Loan”) to Tenant and/or its affiliates to be secured by a security interest in the personal property of Tenant or its affiliates which is or may be located on the Property (the “Personal Property”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Landlord and Administrative Agent hereby covenant and agree, as of                 , 2008, as follows:

1.                                       Landlord acknowledges that (a) the Lease is in full force and effect and constitutes the legal, valid and binding obligation of Landlord enforceable against Landlord in accordance with its terms, (b) this agreement constitutes the legal, valid and binding obligation of Landlord enforceable against Landlord in accordance with its terms, and (c) Landlord is not aware of any existing default under the Lease or any such default which would result from the execution, delivery and performance of the financing agreements described above.

2.                                       Landlord waives any lien, interest, claim, right or title in the Personal Property, which Landlord now has or may hereafter acquire, whether by statute, agreement or otherwise, and agrees that the Personal Property is and shall remain personal property and shall not constitute fixtures, notwithstanding any attachment to real property or any other applicable law or doctrine relating to fixtures.

3.                                       Landlord agrees to give Administrative Agent written notice (a) within five (5) business days after any default under or termination of the Lease, or any abandonment or surrender of the Property, by Tenant, and (b) thirty (30) days prior to any termination of the Lease or repossession of the Property by Landlord (the “Notice Period”).  During the Notice Period, Administrative Agent shall have the right, without the obligation, to cure any event of default under the Lease.  Any of the foregoing done by Administrative Agent shall be effective to cure an event of default as if the same had been done by Tenant and shall not be deemed an assumption of the Lease or any of Tenant’s obligations thereunder by Administrative Agent.

Landlord agrees that Administrative Agent shall not have any obligations to Landlord under the Lease or otherwise or any obligation to assume the Lease or any obligations thereunder.

4.                                       Each of Landlord and Tenant hereby agree that Administrative Agent or its designee may enter upon the Property to do any or all of the following with respect to the Personal Property:  assemble, have appraised, display, sever, remove, maintain, prepare for sale or lease, advertise, inspect, repair, lease, transfer and/or sell (at public auction or private sale).  Landlord agrees not to restrict or otherwise interfere with access to, or use of, the Property by Administrative Agent or any other person for the foregoing purposes.  Administrative Agent shall have the right and license to enter into and occupy the Property, on the conditions and for the purposes described above, at any time and from time to time, until the expiration of a period of ninety (90) days following the later of (a) Landlord placing Administrative Agent in possession of the Property and (b) repossession of the Property by Landlord or abandonment or surrender of the Property by Tenant, whether voluntary or involuntary; provided, however, if Administrative Agent is prohibited by any process or injunction issued by any court, or by reason of any bankruptcy or insolvency proceeding involving Tenant, from enforcing its security interest in the Personal Property, such ninety (90) day period shall commence upon termination of such prohibition. In consideration of the foregoing, Administrative Agent agrees (to the extent not paid by Tenant) to pay to Landlord for the use and occupancy of the Property by Administrative Agent during such ninety (90) day period, per diem rent (based upon base rent and Tenant’s pro rata share of operating costs, utilities and taxes payable by Tenant under the Lease but excluding any supplemental rent or other costs, expenses or amounts or any indemnities payable thereunder, upon default or otherwise) for each day Administrative Agent uses or occupies the Property during such ninety (90) day period as provided above, based upon a thirty (30) day month for actual days of occupancy by Administrative Agent.  Administrative Agent shall also pay Landlord the amount reasonably necessary to repair any physical damage to the Property caused by Administrative Agent’s entry thereon or removal of Personal Property therefrom.

5.                                       Administrative Agent may extend the amounts, times or manner of payment of any obligations of Tenant to Administrative Agent and the Lenders in connection with the Loan or otherwise amend, modify, supplement or waive any of the terms and conditions or any agreement respecting same, all without the consent of, or notice to, Landlord.

6.                                       All requests, notices or service provided for or permitted to be given or made pursuant to this agreement shall be deemed to have been properly given or made by depositing same in the United States mail, postage prepaid and registered or certified return receipt requested and addressed to the addressees set forth below, or to such other addressees as may from time to time be specified in writing by either party to the other:

If to Landlord:

[LANDLORD]

[PLEASE PROVIDE ADDRESS]

If to Tenant:

2

[TENANT]

[PLEASE PROVIDE ADDRESS]

If to Administrative Agent:

SunTrust Bank

303 Peachtree Street, 23rd Floor

Atlanta, Georgia 30308

Attn:  Asset Based Lending — Oxford Account

Fax No.: 404-588-7061

All requests, notices or service shall be effective upon being deposited in the United States Mail; however, the time period in which any response to any notice or service must be made shall commence from the date of receipt of the request, notice or service by the addressee.

7.                                       This agreement is binding upon and inures to the benefit of Landlord and Administrative Agent and their respective successors and assigns, and to no other person or entities.  Landlord agrees that Administrative Agent may, upon delivery of written notice to Landlord, assign all of Administrative Agent’s interest in this agreement, and that such assignee of Administrative Agent shall have all of Administrative Agent’s rights and privileges, and shall be bound by Administrative Agent’s obligations, under this agreement.  This agreement shall become effective on the date it is fully executed and delivered by both Landlord and Administrative Agent. Any amendment of this agreement shall be in writing and signed by Administrative Agent and Landlord.

8.                                       This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement. In proving this agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile or other electronic transmission shall be deemed an original signature hereto.

9.                                       This agreement shall be governed by and construed in accordance with the laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, Landlord, Tenant and Administrative Agent have caused this agreement to be executed by their duly authorized officers and representatives as of the date set forth above.

LANDLORD:

[TBD]

By:
Name:
Title:

ADMINISTRATIVE AGENT:

SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

TENANT:

[NAME OF APPLICABLE CREDIT PARTY], as Tenant

By:
Name:
Title

EXHIBIT D-2

FORM OF COLLATERAL ACCESS AGREEMENT - BAILEE

Date:

Ladies and Gentlemen:

As part of certain financing arrangements pursuant to the provisions of that certain Second Amended and Restated Credit Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc. a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “ Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as lenders (the “Lenders”), the financial institutions party thereto from time to time as Issuing Banks, and SunTrust Bank, as the administrative agent (the “Administrative Agent”), the Borrowers have pledged and granted to the Administrative Agent, for the benefit of the Lender Group (as defined in the Credit Agreement), a continuing general lien upon and security interest in all present and future merchandise, inventory and goods of the Borrowers (the “Inventory”), including all Inventory presently held by you and which may be stored by, shipped to or handled by you from time to time in the future.  In connection therewith, from time to time, Inventory may be located at the premises owned or leased by you at the following locations (collectively, the “Premises”):

Notification is hereby given of the Administrative Agent’s security interest in the Inventory, and you hereby acknowledge receipt of such notification and agree to hold all Inventory except as provided in the last sentence of this paragraph, subject only to the Administrative Agent’s instructions.  Additionally, you hereby agree that, upon at least forty-eight (48) hours’ written notice, the Administrative Agent may have access to, and may enter upon, the Premises during regular business hours for the purpose of inspecting, repossessing or moving or otherwise dealing with the Inventory.  The Administrative Agent hereby consents to having one of your representatives present for any such inspection or move, provided that such representative shall not hinder the Administrative Agent’s actions in connection with such inspection or move.  Upon written notice and instruction by the Administrative Agent, you agree to refuse to release the Inventory to the Borrowers or their agents and agree to release such Inventory only to the party designated by the Administrative Agent in such written direction.  You further agree, at the Borrowers’ expense, to (a) cooperate with the Administrative Agent in its efforts to assemble all Inventory located on the Premises, take possession of such Inventory and remove the same therefrom, (b) not to hinder the Administrative Agent’s actions in enforcing its liens on the Inventory, and (c) upon the written direction of the Administrative Agent, release the Inventory to such persons that the Administrative Agent may instruct.  Until you have received written notification from the Administrative Agent to the contrary, you may continue to accept and comply with instructions issued by the Borrowers.

To assist the Administrative Agent in keeping accurate records relating to the Borrowers’ Inventory on the Premises, if requested in writing by the Administrative Agent, you hereby agree to provide the Administrative Agent with the date regarding delivery and shipment of the Inventory, and statements of charges in the form prepared for the Borrowers.  Further, you agree to advise the Administrative Agent in the event that any charges or expenses due from the Borrowers to you become past due.  In addition, you agree to confirm balances of the Inventory to the Administrative Agent when, if ever, an inventory count (other than any “test count”) is taken by you or, to the extent that you are provided with information with respect thereto, by the Borrowers, and to make copies of any such inventory count available to the Administrative Agent at its written request.

All of your charges of any nature whatsoever shall continue to be charged to and paid by the Borrowers.  The Administrative Agent shall not be directly or indirectly liable or responsible for any of said charges whether due or to become due.  You hereby acknowledge that the Administrative Agent has been granted a security interest in all of the Inventory, which security interest is senior to all liens, claims and interests which you or any of your creditors, may have on any of the Inventory.  You hereby waive, with respect to the Administrative Agent and any of its successors and assigns, any and all title, warehouseman’s or bailee’s liens, security interests or other interests, if any, which you may now or hereafter have in the Inventory, whether for unpaid storage charges or otherwise and whether by virtue of possession of the Inventory, your agreements with the Borrowers, the bailee/bailor relationship or any local, state or federal law or statute.  You further agree that you will not, and you hereby waive all rights to, deduct from Inventory, by way of set-off, recoupment, counter-claim or otherwise, any sums that you might otherwise be entitled to deduct by reason of any debts or liabilities, if any, now or at any future time owing to you by the Borrowers, and that the Inventory shall be clearly identifiable as being owned by the Borrowers and shall be maintained in discrete bin locations separate from any other property in your possession.  You also agree that all warehouse receipts, if any, issued by you in connection with the Inventory shall be (a) non-negotiable warehouse receipts or (b) negotiable warehouse receipts promptly delivered to the Administrative Agent.  You will inform your creditors who seek to obtain a security interest in the Inventory that the Inventory is owned by the Borrowers and is subject to a first priority security interest therein and lien thereon.  In addition, you

2

authorize the Administrative Agent to file precautionary UCC financing statements naming you as debtor and the Borrowers as secured party, with an assignment to the Administrative Agent, for the purpose of noting the location of the Borrowers’ Inventory at your location.

The arrangements and instructions outlined herein shall continue in full force until (i) the Administrative Agent notifies you of the termination hereof, or, if earlier, (ii) the Obligations (as defined in the Credit Agreement) have been paid in full in cash or otherwise fully paid or performed to the satisfaction of the Lender Group (as defined in the Credit Agreement) and the Revolving Loan Commitment (as defined in the Credit Agreement) has expired or been terminated; provided, however, that, at any time and so long as no Inventory is held by you or stored by, shipped to or handled by you, whether on the Premises or otherwise, you shall be under no obligation to comply with the covenants and restrictions contained herein.  Until the Obligations have been paid in full in cash or otherwise fully paid or performed to the satisfaction of the Lender Group and the Revolving Loan Commitment has expired or been terminated, the arrangements and instructions outlined herein may not be changed or terminated without the prior written consent of the Administrative Agent.

The Administrative Agent may, without affecting the validity of the agreements contained herein, extend the time of payment of any obligations of the Borrowers to the Administrative Agent or alter the performance of any of the terms and conditions of the above-referenced financing arrangements, without your consent or notice to you and without in any manner whatsoever impairing or affecting the effectiveness of the agreements contained herein.  The agreements contained herein shall be governed by New York law without regard to conflict of law principles.  The agreements contained herein shall be binding upon you and your successors, assigns and agents and shall inure to the benefit of the Administrative Agent and its successors, assigns and other transferees as express third party beneficiaries.

All requests, notices or service provided for or permitted to be given or made pursuant to this agreement shall be deemed to have been properly given or made if personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or facsimile to you or to the Administrative Agent, as the case may be, at the appropriate address set forth below:

If to you:

Attn:
Telecopy Number:

If to the Administrative Agent:	SunTrust Bank
303 Peachtree Street, 23rd Floor
Atlanta, Georgia 30308
Attn: Kevin Harrison

3

Telecopy No.: (404) 588-7061

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.  All requests, notices or service shall be deemed received on the earlier of the date of actual receipt or three (3) days after the deposit thereof in the mail.

This letter may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this letter in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

[SIGNATURES ON FOLLOWING PAGE]

4

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their authorized signatory as of the date specified thereon.

SUNTRUST BANK, as the Administrative Agent

By:
Name:
Title:

[NAME OF BAILEE]

By:
Name:
Title:

[APPLICABLE BORROWER PARTY]

By:
Name:
Title:

COLLATERAL ACCESS AGREEMENT - BAILEE

EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

The undersigned hereby certifies that he or she is an Authorized Signatory of Oxford Industries, Inc., a Georgia corporation (the “Administrative Borrower”).  In connection with that certain Second Amended and Restated Credit Agreement, dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among the Administrative Borrower, Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with the Administrative Borrower, each referred to individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as lenders (the “Lenders”), the financial institutions party thereto from time to time as Issuing Banks, and SunTrust Bank, as the administrative agent (the “Administrative Agent”), the undersigned does hereby further certify that:

1.                                       To the extent applicable, true and correct calculations demonstrating compliance with Section 8.8 of the Credit Agreement for the month ended [DATE] are set forth on Schedule 1 attached hereto;

2.                                       No material change in GAAP or the application thereof has occurred since the date of the Borrower Parties’ audited financial statements delivered on the Agreement Date for the eight-month transition period ended February 2, 2008 [, except as set forth on Schedule 2 (which schedule describes the effect of such change on the financial statements accompanying this Compliance Certificate)]; and

3.                                       To the best of my knowledge, no Default or Event of Default has occurred during the period ended                                    , 200     [, except as described on Schedule 3 attached hereto (which Schedule describes the nature of such Default/Event of Default and when it occurred and whether it is continuing].

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of                                      , 20    .

OXFORD INDUSTRIES, INC., as the Administrative Borrower

By:
Name:
Title:

A.                                   Compliance Calculation Section 8.8 — Fixed Charge Coverage Ratio

(a)	Net Income	$

(b)	To the extent deducted in determining
Net Income for such period,
	Interest Expense	$

(c)	To the extent deducted in determining
Net Income for such period,
	income tax expense	$

(d)	To the extent deducted in determining
Net Income for such period,
	Rent Expense	$

(e)	To the extent deducted in determining
Net Income for such period, loss from
	extraordinary items	$

(f)	To the extent deducted in determining
Net Income for such period, depreciation
	and amortization expense	$

(g)	EBITDAR(1) ((a) + (b) +
	(c) + (d) + (e) + (f))	$

(h)	Capital Expenditures made during such
period and not financed with the proceeds
of Funded Debt (other than the proceeds
	of a Loan)	$

(i)	Income tax expense for such
	period	$

(j)	(h) + (i)	$

(k)	The greater of (1) (g) minus (j) and
	(2) zero	$

(l)	Interest Expense for such period	$

(1) provided, however, that if any such calculation includes any period in which an acquisition or sale of a Person or all or substantially all of the assets of a Person occurred, then such calculation shall be made on a Pro Forma Basis.

(m)	Rent Expense for such period	$

(n)	Scheduled principal payments made on
	Total Funded Debt during such period(2)	$

(o)	Restricted Payments (other than dividends
paid in kind) to holders of Equity Interests
	paid by the Parent during such period	$

(p)	Fixed Charges ((l) + (m) + (n) + (o))	$

(q)	Ratio of (k) to (p)	:

In compliance?	☐ Yes ☐ No

(2) For the purposes of clarification, exclude payments made on the Senior Notes prior to maturity and prepayments under the Revolving Loans.

, 20

EXHIBIT F

FORM OF NOTICE OF CONVERSION/CONTINUATION

I,                                                         , the                                        and an Authorized Signatory of Oxford Industries, Inc., a Georgia corporation (the “Administrative Borrower”), do hereby certify pursuant to the provisions of that certain Second Amended and Restated Credit Agreement, dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among the Administrative Borrower, Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with the Administrative Borrower, each referred to individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as lenders (the “Lenders”), the financial institutions party thereto from time to time as Issuing Banks, and SunTrust Bank, as the administrative agent (the “Administrative Agent”), that, with respect to the existing outstanding [Base Rate / Eurodollar] Advance under the Revolving Loan Commitment in the original principal amount of $[                    ],

(a)                                  that such [Base Rate / Eurodollar] Advance be converted or continued as follows:

(i)                                     $[                    ] of such amount shall be converted to a Base Rate Advance, effective [                    ,         ] [DATE];

(ii)                                  $[                    ] of such amount shall be [converted to /continued as] a Eurodollar Advance with a Eurodollar Advance Period of [        ] months, effective [                        ,         ] [DATE];

(iii)                               $[                    ] of such amount shall be repaid on [                        ,         ] [DATE];

(b)                                 after giving effect to the foregoing, the number of Eurodollar Advances outstanding shall not exceed six (6); and

(c)                                  no Default has occurred and is continuing.

The foregoing instructions shall be irrevocable.  This Notice of Conversion/Continuation shall be a Loan Document for all purposes.

Dated as of this                day of                           , 20    .

OXFORD INDUSTRIES, INC., a Georgia corporation, as the Administrative Borrower

By:

Name:
Title:

EXHIBIT G

FORM OF REQUEST FOR ADVANCE

I,                                  , the                             and an Authorized Signatory of Oxford Industries, Inc., a Georgia corporation (the “Administrative Borrower”), do hereby certify, on behalf of the Borrowers, pursuant to the provisions of that certain Second Amended and Restated Credit Agreement, dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among the Administrative Borrower, Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with the Administrative Borrower, each referred to individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as lenders (the “Lenders”), the financial institutions party thereto from time to time as Issuing Banks, and SunTrust Bank, as the administrative agent (the “Administrative Agent”), that:

1.             The Administrative Borrower hereby requests [a Eurodollar Advance in the amount of $[                ] with a Eurodollar Advance Period of [         months / a Base Rate Advance in the amount of $[                 ] to be made on                    , 20    ], under the Revolving Loan Commitment.  The proceeds of the Advance should be wired on behalf of the Borrowers as set forth below.  The foregoing instructions shall be irrevocable.

Bank Name:

Bank Address:

ABA#:

Account Name:

Account Number:

Federal Tax I.D. #:

2.             After giving effect to the foregoing, the number of Eurodollar Advances outstanding shall not exceed six (6).

3.             Except as disclosed in writing to the Administrative Agent, all representations and warranties of the Borrower Parties made in the Credit Agreement and the other Loan Documents, which, pursuant to Section 5.4 of the Credit Agreement, are made at and as of the time of the Advance requested hereby, are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, both before and immediately after giving effect to the application of the proceeds of the Advance in connection with which this Request for Advance is given, and all applicable conditions set forth in Section 4.2 of the Credit Agreement have been satisfied or appropriately waived in writing by all Lenders.

4.             The incumbency of persons authorized by the Administrative Borrower to sign documents is as stated in the certificate of incumbency most recently delivered by the Administrative Borrower to the Administrative Agent.

5.             No Default or Event of Default exists or will exist immediately after giving effect to this Request for Advance.

[remainder of page intentionally left blank]

Dated as of this          day of                     , 20    .

OXFORD INDUSTRIES, INC., as the Administrative Borrower

By:
Name:
Title:

EXHIBIT H

FORM OF REQUEST FOR ISSUANCE OF LETTER OF CREDIT

I,                           , the                         and an Authorized Signatory of Oxford Industries, Inc., a Georgia corporation (the “Administrative Borrower”), do hereby certify, on behalf of the Borrowers, pursuant to the provisions of that certain Second Amended and Restated Credit Agreement, dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among the Administrative Borrower, Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with the Administrative Borrower, each referred to individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as lenders (the “Lenders”), the financial institutions party thereto from time to time as Issuing Banks, and SunTrust Bank, as the administrative agent (the “Administrative Agent”), that:

1.             The Administrative Borrower hereby requests that                              , as an Issuing Bank, issue a Letter of Credit under the Letter of Credit Commitment in the amount of $[                   ] to be issued on [                   , 20          ,] (the “Effective Date”) for the account of [APPLICABLE BORROWER PARTY] and for the benefit of [                               ] (the “Beneficiary”) to expire on [                        ].

2.             The Letter of Credit requested hereby is for the following purpose:

3.             As of the Effective Date, the Available Letter of Credit Amount is
at least $[                       ] which is sufficient to cover the issuance of the Letter of Credit requested hereby.

4.             Except as disclosed in writing to the Administrative Agent, all written representations and warranties of the Borrower Parties made in the Credit Agreement and other Loan Documents, which, pursuant to Section 5.4 thereof, are made at and as of the time of the issuance of the Letter of Credit, are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, both before and immediately after giving effect to the issuance of the Letter of Credit in connection with which this Request for Issuance of Letter of Credit is given, and all applicable conditions set forth in Section 4.3 of the Credit Agreement have been satisfied or waived in writing by all Lenders.

5.             The incumbency of persons authorized by the Administrative Borrower to sign documents is as stated in the certificate of incumbency most recently delivered to the Administrative Agent.

6.             No Default exists or will exist immediately after giving effect to this Request for Issuance of Letter of Credit.

[remainder of page intentionally left blank]

Dated as of this          day of                     , 20    .

OXFORD INDUSTRIES, INC., as the Administrative Borrower

By:
Name:
Title:

EXHIBIT I

FORM OF REVOLVING LOAN NOTE

US $[ ]	[DATE]

FOR VALUE RECEIVED, the undersigned, OXFORD INDUSTRIES, INC., a Georgia corporation, and TOMMY BAHAMA GROUP, INC., a Delaware corporation (hereinafter, together with their respective successors and assigns, each a “Borrower” and collectively, the “Borrowers”), hereby, jointly and severally, promise to pay to the order of [                                 ] (hereinafter, together with its successors and assigns, the “Lender”), at the office of the Administrative Agent (as defined below), in immediately available funds, the principal sum of [                   and       /100s DOLLARS ($                   )] of United States funds, or, if less, so much thereof as may from time to time be advanced and outstanding as Revolving Loans by the Lender to the Borrowers hereunder, plus interest as hereinafter provided.  Such Advances of Revolving Loans may be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of any of the Borrowers’ obligations to repay unpaid principal and interest hereunder.

This Note is one of the Revolving Loan Notes referred to in that certain Second Amended and Restated Credit Agreement dated as of August 15, 2008 by and among the Borrowers, the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (the “Lenders”) and SunTrust Bank, as the administrative agent (the “Administrative Agent”) (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  All capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement except to the extent such capitalized terms are otherwise defined or limited herein.

All principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date, or such earlier date as the Revolving Loans shall be due and payable in full, whether by acceleration or otherwise, pursuant to the Credit Agreement.  The Borrowers also shall repay the principal outstanding hereunder from time to time as provided in the Credit Agreement.

The Borrowers shall be entitled to borrow, repay and re-borrow funds hereunder pursuant to the terms and conditions of the Credit Agreement.  Prepayment of the principal amount of any Revolving Loan may be made only as provided in the Credit Agreement.

The Borrowers hereby, jointly and severally, promise to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Credit Agreement.  Interest under this Note also shall be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise).  Upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s discretion or upon the request of the Majority Lenders, the Obligations shall bear interest payable at the Default Rate in the manner and at the times provided in the Credit Agreement.

In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrowers or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrowers shall notify the Lender in writing that it elects to have such excess sum returned forthwith.  It is the express intent hereof that the Borrowers not pay, and the Lender not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may legally be paid by the Borrowers under Applicable Law.

The Borrowers hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever not expressly provided for in the Credit Agreement or any other Loan Document.

No delay or omission on the part of the Lender or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Lender, the Administrative Agent, the Majority Lenders or the Lender Group, or any of them, in exercising its or their rights under the Credit Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Lender or any holder hereof, nor shall any waiver by the Lender, the Administrative Agent, the Majority Lenders or the Lender Group, or any of them, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

The Borrowers hereby, jointly and severally, promise to pay all costs of collection, including, without limitation, reasonable attorneys’ fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

Time is of the essence in this Note.

This Note evidences the Lender’s portion of the Revolving Loans under, and is entitled to the benefits and subject to the terms of, the Credit Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment and repayment.  This Note is secured by and is also entitled to the benefits of the Loan Documents to the extent provided therein and any other agreement or instrument providing collateral for the Revolving Loans, whether now or hereafter in existence, and any filings, instruments, agreements and documents relating thereto and providing collateral for the Revolving Loans.

This Note shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

[remainder of this page intentionally left blank]

2

IN WITNESS WHEREOF, a duly authorized officer of each Borrower, as Authorized Signatory, has executed this Note under seal as of the day and year first above written.

OXFORD INDUSTRIES, INC., a Georgia corporation

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC., a Delaware corporation

By:
Name:
Title:

REVOLVING LOAN ADVANCES

DATE	AMOUNT OF REVOLVING LOAN ADVANCE	TYPE OF REVOLVING LOAN ADVANCE	AMOUNT OF PRINCIPAL PAID OR PREPAID	NOTATION MADE

EXHIBIT J

FORM OF GUARANTY SUPPLEMENT

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Bank, the financial institutions party thereto from time to time as lenders (the “Lenders”) and SunTrust Bank, as the administrative agent (the “Administrative Agent”).

Whereas, pursuant to Section 6.20 of the Credit Agreement, new Domestic Subsidiary (whether by acquisition, creation or designation) of any Borrower (other than Excluded Subsidiaries) are required to join the Credit Agreement as a Guarantor and become a Borrower Party by executing and delivering in favor of the Administrative Agent this Guaranty Supplement. Upon the execution and delivery of this Guaranty Supplement by such Subsidiary, such Subsidiary shall become a Guarantor of the Obligations and become a Borrower Party under the Credit Agreement with the same force and effect as if originally named as a Guarantor therein.

The undersigned (the “New Guarantor”) hereby agrees as follows:

1.             In accordance with Section 6.20 of the Credit Agreement, the New Guarantor, by its signature below, becomes a “Guarantor” and a “Borrower Party” under the Credit Agreement with the same force and effect as if originally named therein as a “Guarantor” and as a “Borrower Party”, and the New Guarantor hereby agrees to all of the terms and provisions of the Credit Agreement applicable to it as a “Guarantor” and as a “Borrower Party” thereunder.  In furtherance of the foregoing, the New Guarantor, as security for the payment and performance in full of the Obligations, does hereby guarantee, subject to the limitations set forth in Section 3.1(g) of the Credit Agreement, to the Administrative Agent, for the benefit of the Lender Group, the full and prompt payment of the Obligations, including, without limitation, any interest thereon (including, without limitation, interest, as provided in the Credit Agreement, accruing after the filing of a petition initiating any insolvency proceedings, whether or not such interest accrues or is recoverable against the Borrowers after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), plus reasonable attorneys’ fees and expenses if the obligations represented by the Credit Agreement are collected by law, through an attorney-at-law, or under advice therefrom.  Each reference to a “Guarantor” and “Borrower Party” in the Credit Agreement shall be deemed to include the New Guarantor.  The Credit Agreement is incorporated herein by reference.

2.             The New Guarantor represents and warrants to the Administrative Agent and the other members of the Lender Group that this Guaranty Supplement has been duly executed and delivered by the New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

3.             This Guaranty Supplement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement. In proving this Guaranty Supplement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by other electronic shall be deemed an original signature hereto.

4.             Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.

5.             THIS GUARANTY SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

6.             This Guaranty Supplement shall be considered a Loan Document for all purposes.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the New Guarantor has duly executed this Guaranty Supplement as of the day and year first above written.

NEW GUARANTOR:

By:
Name:
Title:

EXHIBIT K

FORM OF NOTICE OF REQUESTED COMMITMENT INCREASE

          , 20

SunTrust Bank

303 Peachtree Street

23rd Floor

Mail Code 1981

Atlanta, GA 30308

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as lenders (the “Lenders”), the financial institutions party thereto from time to time as Issuing Banks, and SunTrust Bank, as the administrative agent (the “Administrative Agent”).  The undersigned hereby gives notice, pursuant to Section 2.17 of the Credit Agreement, that it hereby requests a Commitment Increase, and in connection therewith sets forth below the information relating to such requested Commitment Increase, as required by Section 2.17 of the Credit Agreement:

1.             Parent, on behalf of the Borrowers, hereby requests the following Commitment Increase in the amount of $[                ].

2.             The requested date of the proposed Commitment Increase is [            , 20    ].

The undersigned hereby certifies, on behalf of the Borrowers, that the following statements are true on the date hereof:

(a)           The representations and warranties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (unless any such representation or warranty is qualified as to materiality, in which case such representation and warranty shall be true and correct in all respects) on and as of such date with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects (unless such representation or warranty is qualified as to materiality, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date;

(b)           No law, regulation, order judgment, or decree of any Governmental Authority exists, and no action, suit, investigation, litigation or proceeding is pending or, to the knowledge of any Borrower, threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect the making of the Commitment Increase requested hereby or (ii) has or has a reasonable likelihood of having a Materially Adverse Effect.

(c)           No Default or Event of Default has occurred and is continuing, or would result from such proposed Commitment Increase.

Parent, on behalf of Borrowers, has caused this Notice of Requested Commitment Increase to be executed and delivered by its duly authorized representatives, this      day of                    , 20    .

OXFORD INDUSTRIES, INC., for itself and on behalf of the other Borrowers

By:
Name:
Title:

EXHIBIT L

Oxford Industries, Inc.

Daily Letter of Credit Transaction Report

delivered pursuant to that certain Second Amended and Restated Credit Agreement (as amended, restated, supplemented or otherwise modfied from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement) dated as of August     , 2008 by and among Oxford Industries, Inc., Tommy Bahama Group, Inc., the Persons party thereto from time to time as guarantors, the financial institutions party thereto from time to time as issuing banks, the financial institutions party thereto from time to time as lenders and SunTrust Bank, as Administrative Agent.

Issuing Bank

Date of Report

Amount (Activity for [insert date of Business Day immediately preceding Date of Report])

Opening Balance	$—

Increases
Issuances	—
Increases due to Amendment	—

Total LC Increases	$—

Decreases
Draw Reimbursements	—
Cancellations	—
Reductions due to Amendment	—

Total LC’s Decreases	$—

Total Activity (Net)	$—

Closing Balance	$—

LC’s converted to “Direct Liabilities”	$

Draw Reimbursement Request (today)	$—
Transaction Fees	—
Total Amount to be Funded Today	$—

The undersigned Issuing Bank hereby submits this report pursuant to Section 2.15 of the Credit Agreement and certifies that the information contained in this report is true, correct and complete as of the date specified above.

Issuing Bank:	[ ]
By:
Name:
Title:

EXHIBIT M

FORM OF ISSUING BANK JOINDER AGREEMENT

THIS ISSUING BANK JOINDER AGREEMENT, dated                 , 20       (this “Agreement”), is made by the undersigned in connection with that certain Second Amended and Restated Credit Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as lenders (the “Lenders”), the financial institutions party thereto from time to time as Issuing Banks, and SunTrust Bank, as the administrative agent (the “Administrative Agent”).

WHEREAS, the undersigned desires to become a party to the Credit Agreement, as a “Issuing Bank,” or increase its existing Letter of Credit Commitment in accordance with the terms hereof, as the case may be.

NOW, THEREFORE, the undersigned hereby agrees as follows:

1.             The undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Agreement is accepted and approved by the Administrative Agent, and, so long as no Default exits, the Administrative Borrower, become an Issuing Bank for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Letter of Credit Commitment as set forth below its name on its signature page hereto.] OR [The undersigned Issuing Bank agrees that effective upon [                    ] it is increasing its existing Letter of Credit Commitment as set forth below its name on the signature page hereto.]

2.             The undersigned: (a) represents and warrants that it is legally authorized to enter into this Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender or Issuing Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or documents furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Issuing Bank.

3.             This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.  This Agreement may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF ISSUING BANK]

	By:	______________________________________________
Name:
Title:

[[Additional] Letter of Credit] Commitment: $ ]

Accepted and approved this day
of , 20

SUNTRUST BANK, as Administrative
Agent

By: ________________________________________________
Name:
Title:

[IF NO DEFAULT EXISTS]

OXFORD INDUSTRIES, INC., as
Administrative Borrower

By: ________________________________________________
Name:
Title: